                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04490

                      JOHN HANCOCK VARIABLE SERIES TRUST I
               (Exact name of Registrant as specified in charter)

                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                        BOSTON, MASSACHUSETTS 02117-0111
                    (Address of principal executive offices)

                             RONALD J. BOCAGE, ESQ.
                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                        BOSTON, MASSACHUSETTS 02117-0111
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                            THOMAS C. LAUERMAN, ESQ.
                                 FOLEY & LARDNER
                                  3000 K STREET
                             WASHINGTON, D.C. 20007

Registrant's telephone number, including area code: (617) 572-6000

Date of fiscal year end:   12/31/2003

Date of reporting period:  12/31/2003

ITEM 1.   REPORTS TO STOCKHOLDERS.

Annual Report
for John Hancock Variable Series Trust I
December 31, 2003

                               [LOGO] John Hancock

--------------------------------------------------------------------------------
Not FDIC Insured               Not Bank Guaranteed                May Lose Value
--------------------------------------------------------------------------------
Not a Deposit       Not Insured by Any Federal Government Agency
--------------------------------------------------------------------------------

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Active Bond Fund
John Hancock Advisers, LLC                                      Greene/Matthews
Declaration Management & Research, LLC                          James Shallcross
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with three sub-advisers independently managing a portion of the Fund and each using distinct investment strategies.

..    At year-end, John Hancock Advisers managed 37% of the Fund, Declaration
     Management & Research managed 25% and PIMCO managed 38%.

..    The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

..    John Hancock Advisers uses an active sector rotation strategy in which proprietary research seeks to identify undervalued sectors and securities with an emphasis on U.S. credit sectors including high yield.

..    Declaration Management & Research uses an active core strategy. The manager employs proprietary research and quantitative tools in a risk controlled, benchmark-relative approach with an emphasis on higher quality U.S. investment-grade sectors.

..    PIMCO uses an active core plus strategy. The manager uses proprietary research, economic analysis and quantitative tools seeking to add value across all key decisions (duration, sector, security and derivatives) and opportunistically invests broadly across key fixed income sectors including high yield and non-U.S.

Fund Commentary

..    In 2003, the Fund returned 6.48%, outperforming its benchmark, the Lehman
     Brothers Aggregate Bond Index.

..    On June 1st, the Fund's strategy changed to a multi-manager approach with the addition of two new sub-advisers (Declaration and PIMCO).

     John Hancock Advisers, LLC -- Active Sector Rotation

     . In 2003, this portion of the Fund outperformed its benchmark due to sector allocation and security selection decisions, while yield curve decisions detracted.

     . The Fund's exposure to corporate bonds and mortgages contributed the most to absolute performance.

     Declaration Management & Research, LLC - Active Core

     . Since June 1st, this portion of the Fund outperformed its benchmark due to security selection decisions, while sector and yield curve decisions were neutral.

     . The Fund's exposure to corporate bonds and mortgages contributed the most to absolute performance.

     Pacific Investment Management Company (PIMCO) -- Active Core Plus

     . Since June 1st, this portion of the Fund outperformed its benchmark primarily due to sector allocation decisions, with security selection and yield curve positioning also adding value.

     . The Fund's exposure to corporate bonds, emerging market bonds and high yield contributed the most to absolute performance.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Active Bond Fund
John Hancock Advisers, LLC                                      Greene/Matthews
Declaration Management & Research, LLC                          James Shallcross
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000 Investment made 12/31/93
(10-Year Period)

                                   Lehman Brothers
             Active Bond Fund    Aggregate Bond Index
             ----------------   ---------------------
12/31/1993       10,000.00            10,000.00
 1/31/1994       10,145.91            10,135.00
 2/28/1994        9,958.81             9,958.65
 3/31/1994        9,748.59             9,712.67
 4/29/1994           9,661             9,634.97
 5/31/1994        9,644.75             9,634.01
 6/30/1994        9,635.31             9,612.81
 7/29/1994        9,791.16             9,804.11
 8/31/1994        9,815.02             9,815.87
 9/30/1994        9,700.59             9,671.58
10/31/1994        9,684.77             9,662.87
11/30/1994        9,666.95             9,641.62
12/30/1994        9,743.05             9,708.14
 1/31/1995        9,929.09             9,900.36
 2/28/1995       10,166.64            10,135.99
 3/31/1995       10,245.68            10,197.82
 4/28/1995       10,393.88            10,340.59
 5/31/1995       10,840.64            10,740.77
 6/30/1995          10,934            10,819.18
 7/31/1995          10,887            10,795.38
 8/31/1995          11,012            10,926.00
 9/29/1995          11,123            11,031.99
10/31/1995          11,304            11,175.40
11/30/1995          11,473            11,343.03
12/29/1995          11,647            11,501.83
 1/31/1996          11,716            11,577.75
 2/29/1996          11,491            11,376.29
 3/29/1996          11,421            11,296.66
 4/30/1996          11,363            11,233.40
 5/31/1996          11,360            11,210.93
 6/28/1996          11,475            11,361.16
 7/31/1996          11,512            11,391.83
 8/30/1996          11,520            11,372.47
 9/30/1996          11,729            11,570.35
10/31/1996          11,978            11,827.21
11/29/1996          12,166            12,029.46
12/31/1996          12,125            11,917.58
 1/31/1997       12,170.84            11,954.53
 2/28/1997       12,228.36            11,984.41
 3/31/1997       12,099.08            11,851.39
 4/30/1997       12,264.09            12,029.16
 5/30/1997       12,402.05            12,143.43
 6/30/1997       12,564.59            12,287.94
 7/31/1997       12,941.37            12,619.71
 8/29/1997        12,814.5            12,512.45
 9/30/1997       13,021.99            12,697.63
10/31/1997       13,134.43            12,881.75
11/28/1997       13,206.84            12,941.00
12/31/1997       13,351.32            13,071.71
 1/31/1998       13,534.25            13,239.02
 2/27/1998       13,523.08            13,228.43
 3/31/1998       13,599.67            13,273.41
 4/30/1998       13,665.75            13,342.43
 5/29/1998       13,787.52            13,469.18
 6/30/1998       13,919.71            13,583.67
 7/31/1998       13,945.69            13,612.20
 8/31/1998        14,082.9            13,834.08
 9/30/1998       14,405.43            14,157.79
10/30/1998       14,270.81            14,082.76
11/30/1998          14,408            14,163.03
12/31/1998       14,450.56            14,205.52
 1/29/1999       14,583.25            14,306.38
 2/26/1999        14,284.5            14,056.02
 3/31/1999       14,386.25            14,133.32
 4/30/1999       14,431.36            14,178.55
 5/28/1999       14,275.38            14,053.78
 6/30/1999        14,239.7            14,008.81
 7/30/1999       14,210.68            13,949.97
 8/31/1999       14,182.71            13,943.00
 9/30/1999       14,309.19            14,104.73
10/29/1999       14,338.25            14,156.92
11/30/1999       14,388.59            14,155.51
12/31/1999       14,314.56            14,087.56
 1/31/2000          14,255            14,041.07
 2/29/2000       14,415.21            14,210.97
 3/31/2000       14,560.83            14,398.55
 4/28/2000       14,504.74            14,356.80
 5/31/2000       14,491.91            14,349.62
 6/30/2000       14,795.93            14,648.09
 7/31/2000       14,914.37            14,781.39
 8/31/2000       15,140.73            14,995.72
 9/29/2000       15,225.78            15,090.19
10/31/2000       15,306.59            15,189.79
11/30/2000        15,510.2            15,438.90
12/29/2000       15,810.55            15,726.06
 1/31/2001       16,069.95            15,982.40
 2/28/2001       16,203.44            16,121.44
 3/30/2001       16,278.19            16,202.05
 4/30/2001       16,220.47            16,134.00
 5/31/2001       16,332.86            16,230.81
 6/30/2001       16,383.78            16,292.48
 7/31/2001       16,753.64            16,657.44
 8/31/2001       16,922.53            16,849.00
 9/28/2001       16,918.09            17,044.44
10/31/2001       17,235.59            17,400.67
11/30/2001       17,104.01            17,160.54
12/31/2001       16,993.48            17,050.72
 1/31/2002       17,101.93            17,188.83
 2/28/2002       17,207.27            17,355.56
 3/30/2002        16,988.8            17,067.46
 4/30/2002       17,260.07            17,398.57
 5/31/2002       17,362.22            17,546.45
 6/30/2002       17,307.39            17,699.11
 7/31/2002       17,277.08            17,913.27
 8/31/2002        17,608.7            18,216.00
 9/28/2002        17,829.9            18,511.10
10/31/2002       17,696.29            18,425.95
11/30/2002       17,857.94            18,420.42
12/31/2002       18,225.32            18,801.72
 1/31/2003       18,281.48            18,818.65
 2/28/2003       18,559.69            19,078.34
 3/31/2003       18,615.60            19,063.08
 4/30/2003       18,857.19            19,221.30
 5/30/2003       19,191.50            19,578.82
 6/30/2003       19,210.87            19,539.66
 7/31/2003       18,559.40            18,883.13
 8/29/2003       18,697.95            19,007.76
 9/30/2003       19,243.43            19,511.46
10/30/2003       19,124.17            19,330.01
11/30/2003       19,208.14            19,376.40
12/31/2003       19,405.93            19.574.04

Value on 12/31/03:
------------------
$19,406 Active Bond Fund
$19,574 Lehman Brothers Aggregate Bond Index

MORNINGSTAR
CATEGORY+:
.. Intermediate-Term
  Bond

MORNINGSTAR
RISK+:
.. Below Average
  (VL/VUL)
.. Below Average(VA)

MORNINGSTAR
RATING+:
.. ***(VL/VUL)
.. ***(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                       % of
                                      Assets
                                      ------
Federal National Mortgage Assoc.       28.5%
U.S. Treasury                          11.6%
Federal Republic of Germany             4.5%
Government National Mortgage Assoc.     3.2%
CWMBS, Inc.                             2.1%
Federal Home Loan Mortgage Corp.        2.0%
Federal Home Loan Bank                  1.7%
Ford Motor Co.                          1.3%
General Motors Corp.                    1.2%
Time Warner, Inc.                       0.9%

AVERAGE ANNUAL TOTAL RETURNS*

                         Lehman Brothers
           Active Bond   Aggregate Bond
              Fund           Index
           -----------   ---------------
1 Year        6.48%           4.11%
3 Years       7.07            7.57
5 Years       6.07            6.62
10 Years      6.85            6.95

FUND COMPOSITION (as of December 31, 2003)(1)

                          % of
Credit Quality           Assets
----------------------   ------
AAA                      58.31%
AA                        2.61%
A                         7.58%
BBB                      19.45%
BB & lower               10.54%
Not rated                 1.51%
Weighted Average Yield    4.70%

(1)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 289 VL/VUL subaccounts and 448 VA subaccounts in the Morningstar Intermediate-Term Bond category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $413 of
   securities loaned (Note B)) ...................................   $  891,496
Net unrealized appreciation of investments .......................       21,944
Short-term investments at value ..................................      214,668
                                                                     ----------
      Total investments ..........................................    1,128,108
Cash .............................................................        2,679
Receivable for:
   Investments sold ..............................................           10
   Interest ......................................................       12,052
   Dividends .....................................................          112
   Other assets ..................................................           59
                                                                     ----------
Total assets .....................................................    1,143,020
                                                                     ----------
LIABILITIES
Payables for:
   Investments purchased .........................................       85,452
   Fund shares purchased .........................................          417
   Net payable for swap contracts ................................          547
   Written options at value (premium received $329) ..............          300
   Collateral for securities on loan .............................          420
   Other liabilities .............................................          275
                                                                     ----------
Total liabilities ................................................       87,411
                                                                     ----------
Net assets .......................................................   $1,055,609
                                                                     ==========
Shares of beneficial interest outstanding ........................      109,501
                                                                     ----------
Net asset value per share ........................................   $     9.64
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $1,043,818
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ..................       (8,898)
   Net unrealized appreciation (depreciation) of:
      Investments ................................................       21,944
      Written Options ............................................           29
      Swap contracts .............................................         (547)
      Translation of assets and liabilities in
         foreign currencies ......................................         (737)
                                                                     ----------
Net assets .......................................................   $1,055,609
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $53,156
      Dividends .....................................................       580
      Securities lending ............................................        89
                                                                        -------
Total investment income .............................................    53,825
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     6,384
      Auditors fees .................................................       146
      Custodian fees ................................................       299
      Fidelity Bond fees ............................................         2
      Legal fees ....................................................        74
      Printing & mailing fees .......................................       331
      Trustees' fees ................................................        35
      Other fees ....................................................        45
                                                                        -------
Total expenses ......................................................     7,316
                                                                        -------
Net investment income ...............................................    46,509
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on:
      Investments ...................................................    25,318
      Foreign currency transactions .................................        17
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    (2,937)
      Written options ...............................................        29
      Swap contracts ................................................      (547)
      Translation of assets and liabilities in foreign
         currencies .................................................      (737)
                                                                        -------
Net realized and unrealized gain ....................................    21,143
                                                                        -------
Net increase in net assets resulting from operations ................   $67,652
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2003           2002
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................    $   46,509      $  50,024
   Net realized gain .........................................        25,335          2,847
   Change in net unrealized appreciation (depreciation) ......        (4,192)        14,002
                                                                  ----------      ---------
      Net increase in net assets resulting from operations ...        67,652         66,873
Distributions to shareholders from:
   Net investment income .....................................       (46,318)       (50,011)
   Realized gains ............................................       (25,718)        (2,663)
                                                                  ----------      ---------
      Decrease in net assets resulting from distributions ....       (72,036)       (52,674)
From fund share transactions:
   Proceeds from shares sold .................................       111,060        133,638
   Shares issued in reorganization ...........................        83,358
   Distributions reinvested ..................................        72,036         52,674
   Payment for shares redeemed ...............................      (193,915)      (160,571)
                                                                  ----------      ---------
      Increase in net assets from fund share transactions ....        72,539         25,741
                                                                  ----------      ---------
NET INCREASE IN NET ASSETS ...................................        68,155         39,940

NET ASSETS
   Beginning of Period .......................................       987,454        947,514
                                                                  ----------      ---------
   End of Period .............................................    $1,055,609      $ 987,454
                                                                  ==========      =========
Analysis of fund share transactions:
   Sold ......................................................        11,585         13,944
   Issued in reorganization ..................................         8,433
   Reinvested ................................................         7,389          5,525
   Redeemed ..................................................       (19,743)       (16,811)
                                                                  ----------      ---------
Net increase in fund shares outstanding ......................         7,664          2,658
                                                                  ==========      =========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                              Active Bond Fund
                                                         ---------------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ---------------------------------------------------------------
                                                           2003(f)         2002       2001          2000          1999
                                                         ----------      --------   --------      --------      --------
Net Assets Value at Beginning of Period ..............   $     9.70      $   9.55   $   9.44      $   9.12      $   9.92
Income from Investment Operations:
   Net Investment Income .............................         0.43          0.50       0.58          0.64          0.67
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .................................         0.18          0.18       0.11          0.28         (0.76)
                                                         ----------      --------   --------      --------      --------
   Total From Investment Operations ..................         0.61          0.68       0.69          0.92         (0.09)
Less Distributions:
   Distribution from Net Investment Income ...........        (0.43)        (0.53)     (0.58)        (0.60)        (0.71)
   Distribution from Net Realized Gains on
      Investments                                             (0.24)
                                                         ----------
   Total Distributions ...............................        (0.67)        (0.53)     (0.58)        (0.60)        (0.71)
                                                         ----------      --------   --------      --------      --------
Net Assets Value at End of Period ....................   $     9.64      $   9.70   $   9.55      $   9.44      $   9.12
                                                         ==========      ========   ========      ========      ========
Total Investment Return(b) ...........................         6.48%         7.25%      7.48%        10.45%        (0.94)%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets .........................................         0.70%         0.69%      0.67%         0.41%(d)      0.28%
   Ratio of Net Investment Income (Loss) to Average
      Net Assets .....................................         4.42%         5.24%      5.97%(e)      6.98%         6.97%
   Portfolio Turnover Rate ...........................       465.90%(c)    290.73%    206.80%(c)    224.24%       182.90%
Net Assets End of Period (000s Omitted) ..............   $1,055,609      $987,454   $947,514      $842,299      $850,286

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Excludes merger activity.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .44% for the year ended December 31, 2000.

(e) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the years ended December 31, 2001.

(f) The Fund entered into a new Sub-Advisory Agreements with PIMCO and Declaration Management & Research LLC during the period shown.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.1%
   Bombardier, Inc. - 144A (a)
      6.75% due 05/01/12 ...................................    $  435   $   475
   Jet Equipment Trust - Notes
      10.91% due 08/15/14 ..................................     2,100       144
                                                                         -------
                                                                             619

Airlines - 0.3%
   American Airlines, Inc. - Ser. 2001-2
      Cl. A2
      7.858% due 10/01/11 ..................................       820       832
   Continental Airlines - CTF Ser. 1999-1
      Cl. A
      6.545% due 02/02/19 ..................................       673       665
   Continental Airlines, Inc. - Notes
      7.206% due 06/30/04 ..................................       488       469
   Northwest Airlines Corp. - Ser. 1996-1
      8.97% due 01/02/15 ...................................       182       124
   Popular North America, Inc.
      6.125% due 10/15/06 ..................................       730       793
                                                                         -------
                                                                           2,883

Auto Components - 0.0%
   Motor Gaming Group, Inc. - Sr. Notes
      9.75% due 04/01/10 ...................................       390       417

Auto Loan - 1.4%
   Ford Motor Credit Co. - Notes
      6.875% due 02/01/06 ..................................     3,380     3,607
      7.0% due 10/01/13 ....................................     1,235     1,303
      7.375% due 10/28/09 ..................................     5,370     5,897
   General Motors Acceptance Corp.
      6.875% due 08/28/12 ..................................       590       635
   General Motors Acceptance Corp. -
      Notes
      7.75% due 01/19/10 ...................................     2,730     3,095
   GMAC Commercial Securities, Inc.
      6.411% due 11/15/07 ..................................      115       120
                                                                         -------
                                                                          14,657

Automobiles - 1.2%
   Auburn Hills Trust
      12.375% due 05/01/20 .................................       925     1,333
   Daimler Chrysler NA Holding Corp. -
      Sr. Notes
      6.5% due 11/15/13 ....................................       500       527
   DaimlerChrysler NA Holding Corp. -
      Notes
      4.75% due 01/15/08 ...................................       950       972
      8.5% due 01/18/31 ....................................       340       406
   Equus Cayman Finance, Ltd. - Sr.
      Notes 144A (a)
      5.5% due 09/12/08 ....................................       575       583
   Ford Motor Co. - Bonds
      7.45% due 07/16/31 ...................................     1,150     1,162
   General Motors Corp. - Sr. Debs.
      8.25% due 07/15/23 ...................................    $3,600   $ 4,087
      8.375% due 07/15/33 ..................................     2,687     3,119
   Hertz Corp. - Notes
      7.625% due 06/01/12 ..................................       775       840
                                                                         -------
                                                                          13,029

Banks - 2.4%
   Abbey National First Capital - Sr. Sub.
      Notes
      8.2% due 10/15/04 ....................................     2,100     2,208
   Banc America Commercial Mortgage,
      Inc. - CTF 144A (a)
      5.276% due 03/11/41 ..................................     1,000       969
   Bank of New York Institution Capital -
      Notes 144A (a)
      7.78% due 12/01/26 ...................................     2,550     2,806
   Bank One Corp. - Notes
      6.5% due 02/01/06 ....................................       700       760
   Barclays Bank plc - Notes 144A (a)
      6.86% due 06/15/32 ...................................     2,870     3,112
   Capital One Bank
      6.5% due 06/13/13 ....................................       725       760
   Capital One Bank - Notes
      6.875% due 02/01/06 ..................................       820       887
   Central American Bank - 144A (a)
      6.75% due 04/15/13 ...................................       650       701
   Colonial Bank Montgomery -
      Sub. Notes
      9.375% due 06/01/11 ..................................     1,120     1,297
   Corporacion Andina De Fomento -
      Notes
      5.2% due 05/21/13 ....................................       550       547
   Credit Suisse First Boston - Ser. 2003-
      C3 Cl. F 144A (a)
      4.518% due 05/15/38 ..................................     1,190     1,118
   Credit Suisse First Boston - Sr. Notes
      4.625% due 01/15/08 ..................................       451       470
   Credit Suisse First Boston Mortgage
      Securities Corp. - Notes
      6.26% due 04/11/30 ...................................     1,501     1,568
   JP Morgan Chase & Co. - Notes
      6.625% due 03/15/12 ..................................       940     1,050
   Popular North America, Inc.
      3.875% due 10/01/08 ..................................     1,085     1,083
   Royal Bank of Scotland plc - Notes
      7.648% due 08/31/49 ..................................     3,615     4,313
   Wachovia Bank Commercial Trust -
      Ser. 2003-C8 Cl. F 144A (a)
      5.031% due 11/15/35 ..................................       600       600
   Westpac Capital Trust III - 144A (a)
      5.819% due 12/29/49 ..................................       760       784

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Banks - Continued
   Zions Financial Corp. - Notes
      6.95% due 05/15/11 ...................................    $  656   $   715
                                                                         -------
                                                                          25,748

Beverages - 0.0%
   Commonwealth Brands, Inc. - 144A (a)
      10.625% due 09/01/08 .................................       365       398

Chemicals - 0.2%
   ICI Wilmington, Inc. - Notes
      5.625% due 12/01/13 ..................................       325       326
   Lyondell Chemical Co. - Sr. Notes
      9.5% due 12/15/08 ....................................       525       554
   Lyondell Chemical Co. - Sr. Sec. Notes
      9.5% due 12/15/08 ....................................       325       343
   NOVA Chemicals Corp. - Notes
      7.0% due 05/15/06 ....................................       685       723
                                                                         -------
                                                                           1,946

Commercial Services & Supplies - 1.4%
   Allied Waste North America - Notes
      10.0% due 08/01/09 ...................................     1,665     1,798
   AVIS Group Holdings, Inc. - Notes
      11.0% due 05/01/09 ...................................       530       574
   Cendant Corp. - Notes
      6.25% due 01/15/08 ...................................     1,260     1,374
      6.875% due 08/15/06 ..................................     2,850     3,127
   Cendant Corp. - Sr. Notes
      6.25% due 03/15/10 ...................................       500       544
      7.125% due 03/15/15 ..................................       268       302
   Coinmach Corp. - Sr. Notes
      9.0% due 02/01/10 ....................................       455       494
   Delaware Montecorp - Sr. Sub. Notes
      8.625% due 12/15/12 ..................................       363       401
   Hutchison Whampoa International, Ltd.
      - Notes 144A (a)
      6.25% due 01/24/14 ...................................     1,350     1,371
      7.45% due 11/24/33 ...................................       900       937
   Mantis Reef, Ltd. - 144A (a)
      4.692% due 11/14/08 ..................................       815       819
   RPM International, Inc. - Sr. Notes
      144A (a)
      6.25% due 12/15/13 ...................................       905       918
   Trinity Indiana Leasing Co. - 144A (a)
      7.755% due 02/15/09 ..................................       570       603
   Tyco International Group - Notes
      144A (a)
      6.0% due 11/15/13 ....................................       700       721
   Tyco International Group SA - Notes
      6.75% due 02/15/11 ...................................       900       981
                                                                         -------
                                                                          14,964

Communications Equipment - 0.6%
   Corning, Inc. - Notes
      6.3% due 03/01/09 ....................................       320       331
      8.3% due 04/04/25 ....................................    $  620   $   639
   Deutsche Telekom International - Notes
      8.5% due 06/15/10 ....................................     2,730     3,301
   Deutsche Telekom International
     Finance
      8.75% due 06/15/30 ...................................       545       696
   Intelsat, Ltd. - Sr. Notes 144A (a)
      5.25% due 11/01/08 ...................................       490       504
   Motorola, Inc. - Notes
      6.75% due 02/01/06 ...................................       772       832
                                                                         -------
                                                                           6,303

Computers & Peripherals - 0.1%
   NCR Corp. - Sr. Notes 144A (a)
      7.125% due 06/15/09 ..................................       515       574
   Unisys Corp. - Sr. Notes
      6.875% due 03/15/10 ..................................       370       398
                                                                         -------
                                                                             972

Construction Materials - 0.1%
   Toll Corp. - Sr. Sub Notes
      8.125% due 02/01/09 ..................................       720       749

Containers & Packaging - 0.4%
   BWAY Corp. - Sr. Sub. Notes
      10.0% due 10/15/10 ...................................       355       387
   Owens Brockway Glass Container - Sr.
      Notes
      8.25% due 05/15/13 ...................................       275       295
   Owens Brockway Glass Container - Sr.
      Notes 144A (a)
      8.75% due 11/15/12 ...................................       635       706
   Sealed Air Corp. - Sr. Notes 144A (a)
      5.375% due 04/15/08 ..................................       930       982
   Stone Container Corp. - Sr. Notes
      8.375% due 07/01/12 ..................................       790       865
      9.75% due 02/01/11 ...................................       625       691
                                                                         -------
                                                                           3,926

Credit Card - 1.1%
   Citibank Credit Card Issuance Trust -
      Notes
      4.45% due 04/07/10 ...................................     2,400     2,440
   MBNA Asset Backed Note Trust -
      Notes 144A (a)
      6.65% due 08/15/11 ...................................       985     1,069
   MBNA Asset Backed Note Trust -
      Notes Ser. 1998-E 144A (a)
      6.6% due 09/15/10 ....................................     1,115     1,215
   Midland Funding Corp. II - Bonds
      Ser. A
      11.75% due 07/23/05 ..................................     5,865     6,334

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Credit Card - Continued
   Midland Funding Corp. II - Notes
      13.25% due 07/23/06 ..................................    $  470   $   541
                                                                         -------
                                                                          11,599

Diversified Financials - 3.3%
   AXA Financial, Inc. - Sr. Notes
      7.75% due 08/01/10 ...................................       543       643
   Bunge Ltd. Financial Corp. - Sr. Notes
      144A (a)
      4.375% due 12/15/08 ..................................       585       589
   Capital One Financial Corp. - Notes
      7.25% due 05/01/06 ...................................       515       554
   Citigroup, Inc. - Sub. Notes
      5.625% due 08/27/12 ..................................     1,000     1,056
      6.0% due 10/31/33 ....................................       895       895
   Deutsche Mortgage & Asset Receiving
      Corp. - Notes
      6.861% due 03/15/08 ..................................     1,855     2,045
   Duke Capital Corp. - Sr. Notes
      6.25% due 02/15/13 ...................................       762       804
      6.75% due 02/15/32 ...................................       600       606
   ERAC USA Finance Co. - Notes
      144A (a)
      7.95% due 12/15/09 ...................................     2,050     2,427
   Fund American Cos, Inc. - GTD
      Sr. Notes
      5.875% due 05/15/13 ..................................       723       732
   General Electric Capital Corp. - Notes
      6.75% due 03/15/32 ...................................     1,240     1,373
   Hyatt Equities LC - Notes 144A (a)
      6.875% due 06/15/07 ..................................     2,035     2,186
   MDP Acquisitions plc - Sr. Notes
      9.625% due 10/01/12 ..................................       550       616
   Morgan Stanley Dean Witter Capital -
      Ser. 2001 Cl. A1
      4.57% due 12/18/32 ...................................     3,888     4,022
   Newcourt Credit Group, Inc. - Notes
      Ser. B
      6.875% due 02/16/05 ..................................     2,325     2,452
   Pemex Project Funding Master Trust -
      Notes
      6.125% due 08/15/08 ..................................       700       735
      7.375% due 12/15/14 ..................................       700       747
   Pemex Project Funding Trust - Notes
      9.125% due 10/13/10 ..................................     4,735     5,611
   Qwest Captial Funding, Inc. - Notes
      7.75% due 08/15/06 ...................................       955       988
   TFM SA de CV - Sr. Disc. Debs
      11.75% due 06/15/09 ..................................       760       779
   The MONY Group, Inc. - Sr. Notes
      7.45% due 12/15/05 ...................................     1,650     1,804
   URC Holdings Corp. - Sr. Notes
      144A (a)
      7.875% due 06/30/06 ..................................     1,600     1,799
   Washington Mutual, Inc. - Notes
      2.4% due 11/03/05 ....................................    $  835   $   837
                                                                         -------
                                                                          34,300

Diversified Telecommunication Services - 2.9%
   AT&T Broadband Corp. - Notes
      8.375% due 03/15/13 ..................................     1,199     1,467
   Citizens Communications Co. - Notes
      8.5% due 05/15/06 ....................................     2,000     2,184
   Cox Communications, Inc. - Notes
      7.5% due 08/15/04 ....................................     3,685     3,808
   France Telecom SA - Notes
      9.25% due 03/01/11 ...................................     2,540     3,051
      10.0% due 03/01/31 ...................................       319       424
   GCI, Inc. - Sr. Notes
      9.75% due 08/01/07 ...................................       475       488
   Innova S DE R.L - Sr. Notes 144A (a)
      9.375% due 09/19/13 ..................................       465       477
   Innova S DE R.L. - Notes
      12.875% due 04/01/07 .................................       285       289
   Nextel Communications, Inc. -
      Sr. Notes
      7.375% due 08/01/15 ..................................       365       392
      9.375% due 11/15/09 ..................................     1,000     1,087
   Qwest Corp. - Notes 144A (a)
      8.875% due 03/15/12 ..................................       625       716
   Sprint Capital Corp.
      6.9% due 05/01/19 ....................................     1,220     1,246
   Sprint Capital Corp. - Notes
      6.125% due 11/15/08 ..................................     3,110     3,315
      8.75% due 03/15/32 ...................................       346       409
   Tele Communications, Inc.
      10.125% due 04/15/22 .................................       695       982
   Tele-Communications, Inc.
      9.8% due 02/01/12 ....................................       465       607
   Telecom Italia Capital Corp. - Sr. Notes
      Ser. A 144A (a)
      4.0% due 11/15/08 ....................................       450       453
   Telecom Italia Capital Corp. - Sr. Notes
      Ser. C 144A (a)
      6.375% due 11/15/33 ..................................       900       905
   Telefonos de Mexico - Sr. Notes
      144A (a)
      4.5% due 11/19/08 ....................................       945       946
   Telefonosde Mexico - Sr. Notes
      8.25% due 01/26/06 ...................................     3,750     4,135
   Tellus Corp. - Notes
      8.0% due 06/01/11 ....................................     1,810     2,116
   Verizon Pennsylvania, Inc. - Debs.
      Ser. A
      5.65% due 11/15/11 ...................................     1,530     1,605
                                                                         -------
                                                                          31,102

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
           Name of Issuer                                       Value     Value
           --------------                                      -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electric Utilities - 1.5%
   Black Hills Corp. - Notes
      6.5% due 05/15/13 ....................................    $  575   $   583
   CalEnergy Co., Inc. - Bonds
      8.48% due 09/15/28 ...................................     2,670     3,303
   DPL, Inc. - Sr. Notes
      6.875% due 09/01/11 ..................................     1,385     1,440
   Empresa Electrica Guacolda SA -
      Notes 144A (a)
      8.625% due 04/30/13 ..................................     1,705     1,800
   Empresa Nacional De Electricid -
      Notes
      8.35% due 08/01/13 ...................................     1,575     1,770
   Enersis SA - Notes 144A (a)
      7.375% due 01/15/14 ..................................       970     1,002
   FirstEnergy Corp. - Notes Ser. B
      6.45% due 11/15/11 ...................................       490       508
   FirstEnergy Corp. - Notes Ser. C
      7.375% due 11/15/31 ..................................       815       834
   Pennsylvania Power Co.
      8.5% due 07/15/22 ....................................       610       635
   Progress Energy, Inc. - Sr. Notes
      6.75% due 03/01/06 ...................................       787       853
      7.0% due 10/30/31 ....................................       325       348
   Public Service Co. New Mexico -
      Sr. Unsec. Notes
      4.4% due 09/15/08 ....................................       680       689
   TXU Australia Holdings, Ltd. - GTD
      Sr. Notes 144A (a)
      6.15% due 11/15/13 ...................................       814       830
   TXU Energy Co. LLC - Sr. Notes
      7.0% due 03/15/13 ....................................       887       981
                                                                         -------
                                                                          15,576

Electric/Gas - 1.8%
   AES Eastern Energy - Notes
      9.0% due 01/02/17 ....................................       910       987
   Dominion Resources, Inc. - Notes
      6.3% due 03/15/33 ....................................     1,036     1,050
   EL Paso Electric Co. - Bonds Ser. E
      9.4% due 05/01/11 ....................................     1,225     1,434
   Ipalco Enterprises, Inc. - Notes
      8.625% due 11/14/11 ..................................       705       788
   Monterrey Power SA de CV - Sr. Sec
      Bonds 144A (a)
      9.625% due 11/15/09 ..................................     1,078     1,267
   Noram Energy Corp. - Debs
      6.5% due 02/01/08 ....................................     2,995     3,208
   Oklahoma Gas & Electric Co. - Notes
      6.65% due 07/15/27 ...................................     2,285     2,569
   PNPP II Funding Corp. - Bonds
      9.12% due 05/30/16 ...................................       935     1,040
   PSEG Energy LLC - Sr. Notes
      7.75% due 04/16/07 ...................................     1,605     1,703
   PSEG Power LLC - Sr. Notes
      6.875% due 04/15/06 ..................................    $  857   $   934
   Waterford 3 Funding - Entergy - Bonds
      8.09% due 01/02/17 ...................................     3,585     4,084
   Western Resources, Inc.
      7.65% due 04/15/23 ...................................       310       326
                                                                         -------
                                                                          19,390

Electrical Equipment - 0.5%
   HQI Transelec Chile SA - Notes
      7.875% due 04/15/11 ..................................     4,835     5,565

Electronic Equipment & Instruments - 0.2%
   Ametek, Inc. - Sr. Notes
      7.2% due 07/15/08 ....................................       605       662
   Pinnacle Partners - Sr. Notes 144A (a)
      8.83% due 08/15/04 ...................................     1,760     1,811
                                                                         -------
                                                                           2,473

Energy Equipment & Services - 0.1%
   Salton Sea Funding Corp. - Sr. Notes
      Ser. E
      8.3% due 05/30/11 ....................................       507       539

Finance - 2.6%
   Beaver Valley Funding Corp.
      8.625% due 06/01/07 ..................................       275       298
      9.0% due 06/01/17 ....................................     1,465     1,678
   BVPS II Funding Corp. - Bonds
      8.89% due 06/01/17 ...................................       969     1,091
   Conseco Finance Securitizations Co. -
      Notes
      5.33% due 04/15/27 ...................................     2,178     2,192
   Financing Corp. - Notes
      9.4% due 02/08/18 ....................................       420       599
      10.35% due 08/03/18 ..................................     3,025     4,633
   GG1B Funding Corp. - Bonds
      7.43% due 01/15/11 ...................................       788       811
   Household Financial Corp. - Global
      Notes
      4.625% due 01/15/08 ..................................       700       728
   Household Financial Corp. - Notes
      6.75% due 05/15/11 ...................................     3,290     3,704
   Iowa Select Farms Finance - Notes
      144A (a)
      10.75% due 12/01/06 ..................................         6         3
   Meditrust Medium - Notes
      7.3% due 01/16/06 ....................................       520       534
   Morgan Stanley & Co., Inc. - Notes
      4.25% due 05/15/10 ...................................     2,665     2,661
   NiSource Finance Corp. - Sr. Notes
      6.15% due 03/01/13 ...................................       596       641
   PDVSA Finance, Ltd. - Notes
      8.5% due 11/16/12 ....................................       510       495

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Finance - Continued
   PTC International Finance II SA - Sr. Sub. Notes
      11.25% due 12/01/09 ..................................   $ 1,190   $ 1,303
   Rabobank Capital Fund II - Notes 144A (a)
      5.26% due 12/31/49 ...................................     1,915     1,917
   Saint George Funding Co. LLC - 144A (a)
      8.485% due 12/31/49 ..................................     1,205     1,387
   UFJ Finance Aruba - GTD Notes
      6.75% due 07/15/13 ...................................     2,993     3,192
                                                                         -------
                                                                          27,867
Food & Drug Retailing - 0.1%
   Delhaize America, Inc. - Notes
      7.375% due 04/15/06 ..................................       605       650

Food Products - 0.4%
   Corn Products International, Inc.- Sr. Notes
      8.45% due 08/15/09 ...................................     3,240     3,621
   Kraft Foods, Inc. - Global Notes
      5.625% due 11/01/11 ..................................       985     1,038
                                                                         -------
                                                                           4,659
Foreign Governmental - 4.6%
   Federal Republic of Germany
      4.5% due 07/04/09 ....................................    31,300    40,998
   Republic of Brazil - Ser. L
      2.125% due 04/15/06 ..................................     1,254     1,239
   Republic of Columbia - Notes
      9.75% due 04/09/11 ...................................       727       825
   Republic of Panama - Bonds
      9.375% due 01/16/23 ..................................     1,250     1,363
   Republic of Peru - Bonds
      9.125% due 01/15/08 ..................................     1,250     1,462
   United Mexican States
      6.375% due 01/16/13 ..................................       800       830
      8.375% due 01/14/11 ..................................       800       950
   United Mexican States - Notes Ser. A
      8.3% due 08/15/31 ....................................       500       564
                                                                         -------
                                                                          48,231
Gas Utilities - 0.8%
   Kinder Morgan Energy Partners - Sr. Notes
      6.5% due 09/01/12 ....................................     1,150     1,269
   Korea Gascorp - Sr. Notes 144A (a)
      4.75% due 11/26/10 ...................................       720       719
   Louis Dreyfus Natural Gas Corp. - Notes
      6.875% due 12/01/07 ..................................     1,730     1,913
   Southern California Edison Co. - Ser. 2003-B
      8.0% due 02/15/07 ....................................     2,300     2,621
   Southern California Edison Co. - Ser. 93-C
      7.25% due 03/01/26 ...................................   $   735   $   752
   Texas New Mexico Power Co. -Sr. Notes 144A (a)
      6.125% due 06/01/08 ..................................       870       875
                                                                         -------
                                                                           8,149
Health Care Providers & Services - 0.8%
   Columbia/HCA Healthcare Corp. - Notes
      9.0% due 12/15/14 ....................................       755       914
   Global Health Sciences, Inc. - Sr. Notes
      11.0% due 05/01/08 ...................................        75         2
   HCA, Inc. - Notes
      6.75% due 07/15/13 ...................................       650       690
   HCA-The Healthcare Corp. - Notes
      8.75% due 09/01/10 ...................................     4,855     5,751
   Manor Care, Inc.
      8.0% due 03/01/08 ....................................       280       316
   Quest Diagnostics, Inc. - Sr. Notes
      6.75% due 07/12/06 ...................................     1,135     1,239
                                                                         -------
                                                                           8,912
Home Equity Loan - 0.8%
   Contimortgage Home Equity Loan - CTF Cl. A5
      8.1% due 08/15/25 ....................................       114       113
   EQCC Home Equity Loan Trust - Notes
      6.57% due 02/15/29 ...................................     1,440     1,449
   Money Store Home Equity Trust -Notes
      6.485% due 12/15/28 ..................................     2,422     2,453
   Residential Asset Mortgage Products,
      Inc. - Ser. 2003-R Cl. A12
      2.904% due 10/25/23 ..................................     1,395     1,404
   Residential Asset Mortgage Products,
      Inc. - Ser. 2003-RS10 Cl. AI5
      4.91% due 01/25/31 ...................................     1,260     1,257
   UCFC Home Equity Loan - Sr. 1997- Al Cl. A8
      7.22% due 06/15/28 ...................................     1,736     1,735
                                                                         -------
                                                                           8,411
Hotels Restaurants & Leisure - 0.7%
   Argosy Gaming Co. - Sr. Sub. Notes
      9.0% due 09/01/11 ....................................       445       493
   Harrahs Operating Co., Inc. - Notes
      7.875% due 12/15/05 ..................................     2,300     2,507
   Mandalay Resort Group - Sr. Notes 144A (a)
      6.375% due 12/15/11 ..................................       640       658
   Meditrust - Notes
      7.0% due 08/15/07 ....................................       375       388

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
              Name of Issuer                                    Value     Value
              --------------                                   -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued
   MGM Mirage, Inc. - Ser. B
      6.0% due 10/01/09 ....................................    $  832    $  855
   Mohegan Tribal Gaming Authority - Sr. Sub Notes
      8.0% due 04/01/12 ....................................       400       432
   Starwood Hotels & Resorts - Sr. Notes
      7.375% due 05/01/07 ..................................       590       636
   Starwood Hotels & Resorts Worldwide,
      Inc. - Sr. Notes
      7.875% due 05/01/12 ..................................     1,000     1,120
   Trump Casino Holdings LLC - Notes
      11.625% due 03/15/10 .................................       385       371
   Waterford Gaming LLC - Sr. Notes 144A (a)
      8.625% due 09/15/12 ..................................       272       289
                                                                          ------
                                                                           7,749
Household Durables - 0.1%
   Salton Funding Corp. - Sr. Sec. Bonds.
      Ser. C
      7.84% due 05/30/10 ...................................     1,008     1,046

Household Products - 0.1%
   Enterprise Products Operating LP - Sr. Notes
      6.875% due 03/01/33 ..................................     1,130     1,129

Industrial Conglomerates - 0.2%
   British Brunswick Holdings, Inc. - Sr. Notes
      13.0% due 05/01/08 ...................................       120        24
   General Electric Co. - Notes
      5.0% due 02/01/13 ....................................     2,472     2,500
   Pacific & Atlantic Holdings, Inc. -
      Sr. Notes 144A(a)
      10.5% due 12/31/07 ...................................        28         8
                                                                          ------
                                                                           2,532
Insurance - 1.0%
   Equitable Life Assurance Society USA -
      Notes 144A(a)
      6.95% due 12/01/05 ...................................       920     1,000
   Mass. Mutual Life Insurance Co. - Notes 144A (a)
      7.625% due 11/15/23 ..................................     2,645     3,191
   New York Life Insurance Co. - Notes  144A (a)
      5.875% due 05/15/33 ..................................     2,075     2,062
   Odyssey Re Holdings Corp. - Sr. Notes
      7.65% due 11/01/13 ...................................     2,000     2,089
   QBE Insurance Group, Ltd. - Sub. Notes 144A (a)
      5.647% due 07/01/23 ..................................     1,120     1,067
   Travelers Property Casualty Corp.- Sr. Notes
      5.0% due 03/15/13 ....................................    $  970   $   971
   UnumProvident Corp. - Sr. Notes
      7.625% due 03/01/11 ..................................       425       468
                                                                          ------
                                                                          10,848
Leisure Equipment & Products - 0.1%
   Eastman Kodak Co. - Sr. Notes
      7.25% due 11/15/13 ...................................       360       378
   Hockey Co. - Sr. Sec. Notes
      11.25% due 04/15/09 ..................................       410       469
                                                                          ------
                                                                             847
Machinery - 0.1%
   Kennametal, Inc. - Sr. Notes
      7.2% due 06/15/12 ....................................       680       726

Media - 3.5%
   Time Warner, Inc.
      6.15% due 05/01/07 ...................................       700       762
   Time Warner, Inc. - Debs.
      7.7% due 05/01/32 ....................................       350       408
   British Sky Broadcasting - Notes
      8.2% due 07/15/09 ....................................     4,090     4,870
   Chancellor Media Corp. - Notes
      8.0% due 11/01/08 ....................................     2,200     2,569
   Continental Cablevision - Notes
      8.3% due 05/15/06 ....................................       900     1,009
   Continental Cablevision, Inc. - Sr. Notes
      9.5% due 08/01/13 ....................................     2,280     2,634
   EchoStar DBS Corp. - Sr. Notes
      9.375% due 02/01/09 ..................................       635       669
   Garden State Newspapers, Inc. - Sr. Sub
      Notes Ser. B
      8.625% due 07/01/11 ..................................       335       355
   Grupo Televisa SA De CV - Notes
      8.0% due 09/13/11 ....................................     2,305     2,579
   Lenfest Communications, Inc. - Notes
      8.375% due 11/01/05 ..................................     2,530     2,788
   Liberty Media Corp. - Sr. Debs
      8.25% due 02/01/30 ...................................       325       389
   Liberty Media Corp. - Sr. Notes
      2.64% due 09/17/06 ...................................       900       910
      3.5% due 09/25/06 ....................................     1,305     1,311
      5.7% due 05/15/13 ....................................     1,345     1,360
   News America Holdings, Inc.
      8.25% due 08/10/18 ...................................     2,810     3,457
   Panamsat Corp. - Sr. Notes
      8.5% due 02/01/12 ....................................       440       486
   Rogers Cable, Inc. - Sr. Notes
      6.25% due 06/15/13 ...................................       235       237
   Rogers Cablesystems - Sr. Notes Ser. B
      10.0% due 03/15/05 ...................................     1,205     1,295

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Media - Continued
   Shaw Communications, Inc. - Sr. Notes
      8.25% due 04/11/10 ...................................    $  485   $   545
   Time Warner, Inc. - Sr. Notes
      9.125% due 01/15/13 ..................................     5,486     6,970
   XM Satellite Radio, Inc. - Sr. Sec.
      Notes
      12.0% due 06/15/10 ...................................       635       719
                                                                         -------
                                                                          36,322
Metals & Mining - 0.2%
   Codelco, Inc. - Notes 144A (a)
      5.5% due 10/15/13 ....................................       490       497
   Freeport McMoran Copper & Gold -
      Sr. Notes
      10.125% due 02/01/10 .................................       460       527
   Golden Northwest Aluminum
      12.0% due 12/15/06 ...................................        25         2
   Metallurgy Holdings, Inc. - Notes
      1.0% due 07/15/08 ....................................        50        19
   Noranda, Inc. - Notes
      8.375% due 02/15/11 ..................................     1,075     1,269
   Yanacocha Receivables - 144A (a)
      8.4% due 06/15/05 ....................................       301       304
                                                                         -------
                                                                           2,618
Multi-Utilities - 0.5%
   CenterPoint Energy - Bonds Ser. K
      144A (a)
      6.95% due 03/15/33 ...................................       545       604
   Centerpoint Energy Resources Corp. -
      Sr. Notes 144A (a)
      7.875% due 04/01/13 ..................................       700       795
   CenterPoint Energy, Inc. - Sr. Notes
      144A (a)
      6.85% due 06/01/15 ...................................       565       578
      7.25% due 09/01/10 ...................................       565       612
   GTE California, Inc. - Ser. A
      8.07% due 04/15/24 ...................................     1,390     1,465
   Transalta Corp.
      5.75% due 12/15/13 ...................................       900       904
                                                                         -------
                                                                           4,958
Multiline Retail - 0.1%
   J.C. Penney Co., Inc. - Notes
      8.0% due 03/01/10 ....................................       690       788

Municipal - 0.7%
   De Kalb County Georgia Water &
      Sewage - Ser. A
      5.0% due 10/01/35 ....................................     2,200     2,258
   Golden State Securitization
      6.75% due 06/01/39 ...................................     4,275     4,213
   Illinois Saint
      5.1% due 06/01/33 ....................................    $1,545   $ 1,421
                                                                         -------
                                                                           7,892
Office Electronics - 0.1%
   Xerox Corp. - Sr. Notes
      7.625% due 06/15/13 ..................................       570       616

Oil & Gas - 1.1%
   Alberta Energy, Ltd. - Notes
      7.375% due 11/01/31 ..................................     1,170     1,389
      8.125% due 09/15/30 ..................................     1,275     1,631
   Amerada Hess Corp. - Notes
      7.3% due 08/15/31 ....................................       975     1,007
   Humpuss Funding Corp. - 144A (a)
      7.72% due 12/15/09 ...................................     1,350     1,147
   Occidental Petroleum Corp.
      10.125% due 09/15/09 .................................     1,388     1,790
   Ocean RigNorway AS - Sr. Sec. Notes
      10.25% due 06/01/08 ..................................       255       240
   Tosco Corp. - Notes
      8.125% due 02/15/30 ..................................     1,840     2,346
   Valero Energy Corp. - Notes
      8.375% due 06/15/05 ..................................       700       757
   XTO Energy, Inc. - Sr. Notes
      6.25% due 04/15/13 ...................................       900       949
                                                                         -------
                                                                          11,256
Other Asset Backed - 0.5%
   Ameriquest Mortgage Securities, Inc.-
      Ser. 2003-10 Cl. AF3
      3.23% due 05/25/28 ...................................     2,080     2,083
   Ameriquest Mortgage Securities, Inc.-
      Ser. 2003-IA1
      4.965% due 11/25/33 ..................................     1,125     1,133
   CWABS, Inc. Ser. 2003-5 Cl. AF 2
      3.042% due 04/25/25 ..................................     1,300     1,309
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3
      3.531% due 12/25/33 ..................................       900       906
                                                                         -------
                                                                           5,431
Other Mortgage - 0.5%
   Capital One Secured Note Trust - Notes
      2000-3 Cl. C 144A (a)
      7.9% due 10/15/10 ....................................       640       694
   Commercial Mortgage Acceptance
      Corp. - Ser. 1991-C1 A1
      6.79% due 06/15/31 ...................................     1,445     1,570
   LB UBS Commercial Mortgage Trust - CTF A4
      4.166% due 04/17/13 ..................................     1,630     1,557

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Other Mortgage - Continued
   LB UBS Commercial Mortgage Trust -
      Ser. 2003-C5 Cl. K 144A (a)
      5.25% due 04/15/37 ...................................    $1,000   $   950
                                                                         -------
                                                                           4,771

Paper & Forest Products - 0.5%
   Boise Cascade Corp. - Sr. Notes
      6.5% due 11/01/10 ....................................       570       595
   Corporacion Durango SA de CV -
      Sr. Notes
      13.125% due 08/01/06 .................................       631       379
      13.75% due 07/15/09 ..................................     2,905     1,728
   Donohue Forest Products, Inc. -
      Sr. Notes
      7.625% due 05/15/07 ..................................       885       912
   Fort James Corp. - Sr. Notes
      6.625% due 09/15/04 ..................................       910       928
   International Paper Co. - Sr. Notes
      4.25% due 01/15/09 ...................................       740       743
   Longview Fibre Co. - Notes
      10.0% due 01/15/09 ...................................       250       275
                                                                         -------
                                                                           5,560

Pharmaceuticals - 0.2%
   Medco Health Solutions, Inc. -
      Sr. Notes
      7.25% due 08/15/13 ...................................       630       690
   Schering Plough Corp. - Sr. Notes
      6.5% due 12/01/33 ....................................       890       926
                                                                         -------
                                                                           1,616

Real Estate Investment Trust - 1.5%
   American Health Properties, Inc. -
      Notes
      7.5% due 01/15/07 ....................................     1,405     1,561
   Amresco Residential Securities - Notes
      6.51% due 08/25/27 ...................................     2,665     2,781
   Camden Property Trust - Sr. Notes
      7.0% due 04/15/04 ....................................     2,880     2,919
   Carramerica Realty Corp. - Notes
      5.25% due 11/30/07 ...................................       275       286
   Health Care Reit, Inc. - Notes
      6.0% due 11/15/13 ....................................       330       334
   Healthcare Realty Trust IN - Sr. Notes
      8.125% due 05/01/11 ..................................     1,070     1,225
   iStar Financial, Inc. - Sr. Notes
      6.0% due 12/15/10 ....................................       185       189
      6.5% due 12/15/13 ....................................     1,000     1,022
      7.0% due 03/15/08 ....................................       410       443
   Socgen Real Estate Co. LLC - Ser. A
      144A (a)
      7.64% due 12/29/49 ...................................     4,100     4,632
                                                                         -------
                                                                          15,392

Specialty Retail - 0.2%
   Gap, Inc. - Notes
      10.55% due 12/15/08 ..................................   $   970   $ 1,198
   Office Depot, Inc. - Sr. Notes
      6.25% due 08/15/13 ...................................       695       730
                                                                         -------
                                                                           1,928

Tobacco - 0.1%
   Altria Group, Inc. - Notes
      7.0% due 11/04/13 ....................................     1,278     1,363

U.S. Government Agencies - 30.0%
   Federal Home Loan Bank - Bonds
      5.0% due 04/01/18 ....................................    12,613    12,864
   Federal Home Loan Mortgage Corp. - Bonds
      4.25% due 03/15/31 ...................................     4,715     4,683
      5.0% due 08/01/33 ....................................     4,901     4,840
      5.5% due 07/15/31 ....................................     2,347     2,318
      6.5% due 08/01/32 ....................................     3,338     3,497
   Federal Home Loan Mortgage Corp. - Debs
      4.5% due 07/15/13 ....................................     2,000     1,976
   Federal Home Loan Mortgage Corp. -
      Ser. 2640 Cl. WA
      3.5% due 03/15/33 ....................................       948       937
   Federal National Mortgage Assoc. - Bonds
      1.0% due 10/01/33 ....................................     2,002     2,038
      4.25% due 03/25/33 ...................................     1,028     1,036
      4.5% due 01/25/18 ....................................     4,000     4,004
      4.5% due 07/01/18 ....................................    12,952    12,981
      5.0% due 10/25/16 ....................................     5,098     5,165
      5.0% due 12/25/17 ....................................     4,000     4,079
      5.0% due 08/25/27 ....................................     6,373     6,457
      5.0% due 01/25/33 ....................................    15,000    14,841
      5.0% due 08/01/33 ....................................     8,182     8,101
      5.5% due 02/01/18 ....................................    11,153    11,571
      5.5% due 11/25/32 ....................................     5,860     5,853
      5.5% due 12/25/32 ....................................    15,000    15,192
      5.5% due 05/01/33 ....................................     1,899     1,925
      5.5% due 05/01/33 ....................................     2,406     2,439
      5.5% due 05/01/33 ....................................     6,788     6,880
      5.5% due 05/01/33 ....................................     6,510     6,598
      5.5% due 06/01/33 ....................................     4,897     4,963
      5.5% due 07/01/33 ....................................    22,475    22,780
      5.5% due 10/01/33 ....................................     3,329     3,374
      6.0% due 09/01/14 ....................................     2,778     2,920
      6.0% due 01/25/32 ....................................     5,000     5,167
      6.0% due 03/01/33 ....................................    14,012    14,490
      6.0% due 09/01/33 ....................................       966       999
      6.0% due 10/01/33 ....................................     4,237     4,382
      6.0% due 10/01/33 ....................................     1,952     2,019
      6.0% due 10/01/33 ....................................     2,423     2,506

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                Par      Market
                   Name of Issuer                              Value      Value
                   --------------                             -------   --------
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
      6.0% due 11/01/33 ...................................   $ 2,749   $  2,843
      6.0% due 11/01/33 ...................................     6,617      6,843
      6.0% due 11/01/33 ...................................     2,172      2,246
      6.5% due 07/01/32 ...................................     5,260      5,502
      6.5% due 11/01/32 ...................................     1,460      1,527
      6.5% due 02/01/33 ...................................     5,981      6,256
      6.5% due 11/01/33 ...................................     1,583      1,656
      6.5% due 12/01/33 ...................................     1,988      2,079
      7.0% due 09/01/10 ...................................       878        938
      7.0% due 01/01/12 ...................................       275        294
      7.0% due 04/01/17 ...................................       886        948
      7.0% due 04/01/17 ...................................       424        454
      7.0% due 05/01/17 ...................................       197        211
   Federal National Mortgage Assoc. - Bonds Cl. PE
      3.5% due 07/25/33 ...................................     1,866      1,778
   Federal National Mortgage Assoc. - Bonds Ser.
      2003-49 Cl. JE
      3.0% due 04/25/33 ...................................     2,528      2,413
   Federal National Mortgage Assoc. - Debs
      6.625% due 11/15/30 .................................     1,000      1,137
   Federal National Mortgage Assoc. - Notes
      2.5% due 06/15/08 ...................................     2,000      1,933
      3.25% due 08/15/08 ..................................     2,000      1,984
      4.375% due 03/15/13 .................................     7,080      6,953
      5.0% due 01/20/07 ...................................    25,000     25,046
   Government National Mortgage Assoc - Bonds
      5.5% due 10/15/33 ...................................     7,368      7,499
      6.0% due 01/15/33 ...................................       848        882
      6.0% due 02/15/33 ...................................        87         91
      6.0% due 03/15/33 ...................................     7,364      7,660
      6.0% due 05/15/33 ...................................     7,580      7,885
      6.5% due 09/15/28 ...................................     1,074      1,134
      6.5% due 09/15/29 ...................................       713        753
      6.5% due 08/15/31 ...................................     1,602      1,690
      8.5% due 09/15/21 ...................................        49         54
      9.0% due 05/15/21 ...................................       131        147
      9.0% due 08/15/21 ...................................       154        172
      9.5% due 06/15/16 ...................................       131        146
   Government National Mortgage Assoc.
      - Bonds Ser. 2003 Cl. XA
      3.75% due 05/16/33 ..................................       858        853
                                                                        --------
                                                                         305,882

U.S. Governmental - 10.0%
   U.S. Treasury - Bonds
      0.0% due 08/15/05 ...................................       400        458
      0.0% due 02/15/16 ...................................       615        883
      0.0% due 08/15/19 ...................................     3,265      4,410
      5.375% due 02/15/31 .................................     1,978      2,063
      7.5% due 11/15/16 ...................................   $ 1,600   $  2,037
   U.S. Treasury - Notes
      0.0% due 08/15/04 ...................................     2,240      2,325
      0.0% due 03/31/05 ...................................     9,000      9,031
      0.0% due 05/15/05 ...................................     1,300      1,389
      0.0% due 08/15/05 ...................................       400        432
      0.0% due 08/15/07 ...................................       940      1,052
      1.5% due 07/31/05 ...................................     6,000      5,995
      2.625% due 05/15/08 .................................     2,000      1,970
      3.0% due 02/15/08 ...................................     6,500      6,530
      3.0% due 07/15/12 ...................................     8,232      8,974
      3.25% due 08/15/08 ..................................    11,820     11,892
      3.375% due 11/15/08 .................................     4,519      4,555
      3.5% due 01/15/11 ...................................     6,282      7,060
      3.875% due 01/15/09 .................................     7,333      8,280
      4.25% due 11/15/13 ..................................     8,320      8,311
      4.375% due 08/15/12 .................................     4,000      4,079
      5.0% due 08/15/11 ...................................    12,900     13,805
                                                                        --------
                                                                         105,531

Whole Loan CMOs - 2.6%
   Bank One Issuance Trust - Notes
      4.54% due 09/15/10 ..................................     2,140      2,188
   CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1
      6.25% due 12/25/33 ..................................     9,033      9,557
   CWMBS, Inc. - Ser. 2003-R4 Cl. 2A
      144A (a)
      6.5% due 01/25/34 ...................................     9,500      9,962
   Greenwich Capital - Ser. 2003-C1
      Cl. A4
      4.111% due 07/05/12 .................................       770        732
   Greenwich Capital Commercial
      Funding Corp. - Ser. 2003-C2 Cl. A2
      4.022% due 07/05/10 .................................     3,645      3,654
   Specialty Underwriting - Ser. 2003-
      BC4 Cl A3B
      1.0% due 11/25/34 ...................................     1,825      1,823
                                                                        --------
                                                                          27,916

Wireless Telecommunications Services - 0.5%
   AT&T Wireless, Inc. - Notes
      7.875% due 03/01/11 .................................     2,995      3,466
   AT&T Wireless, Inc. - Sr. Notes
      8.75% due 03/01/31 ..................................       340        419
   Mobile Telesystems Finance - Notes
      10.95% due 12/21/04 .................................       675        716
   Mobile Telesystems Finance - Notes
      144A (a)
      8.375% due 10/14/10 .................................       270        275
      9.75% due 01/30/08 ..................................       765        828
                                                                        --------
                                                                           5,704
                                                                        --------
         TOTAL PUBLICLY-TRADED BONDS- .....................      83.8%   884,455

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                          Market
                   Name of Issuer                             Shares      Value
                   --------------                           ----------   -------
                                                                         (000's)
COMMON STOCK

Banks - 0.1%
   Wachovia Preferred Funding Corp. - Ser. A ...........        26,000   $   733
U.S. Government Agencies - 1.6%
   Federal Home Loan Bank ..............................     2,485,568     2,535
   Federal National Mortgage Assoc. ....................    14,284,334    14,586
                                                                         -------
                                                                          17,121
                                                                         -------
       TOTAL COMMON STOCK-                                         1.7%   17,854

PREFERRED STOCK

Commercial Services & Supplies - 0.0%
   Glass Tech., Inc. - Ser. A ..........................             1         1

Diversified Financials - 0.1%
   J.P. Morgan Chase Capital XII .......................        33,000       847

Diversified Telecommunication Services - 0.0%
   Metrocall Holdings, Inc. - Ser. A ...................           154         2

Electric/Gas - 0.3%
   Dominion Resources , Inc. - Notes ...................        47,000     2,691

Finance - 0.1%
   HSBC Capital Funding ................................       820,000       772

Media - 0.3%
   CSC Holdings, Inc. - Ser. H .........................        20,705     2,174
   CSC Holdings, Inc. - Ser. M .........................        13,740     1,443
                                                                         -------
                                                                           3,617

Real Estate Investment Trust - 0.3%
   CarrAmerica Realty Corp. - Ser. E ...................        29,000       771
   Delphi Properties, Inc ..............................        29,600       780
   Health Care Property Investments,
      Inc. - Ser. F ....................................        31,000       791
   Prologis - Ser. F ...................................        33,400       859
                                                                         -------
                                                                           3,201
                                                                         -------
       TOTAL PREFERRED STOCK- ..........................           1.1%   11,131

WARRANTS

Commercial Services & Supplies - 0.0%
   Sunterra Corp. expires 07/26/07 (Cost $0) ...........           152         0
                                                                         -------
         TOTAL WARRANTS- ...............................           0.0%        0

                                                                Par      Market
                   Name of Issuer                              Value     Value
                   --------------                             -------   --------
                                                              (000's)    (000's)
COMMERCIAL PAPER
Banks - 0.3%
   Danske Corp.
      1.065% due 01/20/04 .................................   $ 1,100      1,099
   Rabobank USA Financial Corp.
      1.06% due 01/30/04 ..................................   $ 2,300   $  2,298
                                                                        --------
                                                                           3,397

Finance - 0.2%
   HBOS Treasury Services plc
      1.10% due 02/24/04 ..................................     1,000        998
   UBS Finance Delaware LLC
      1.075% due 02/12/04 .................................       800        799
                                                                        --------
                                                                           1,797

U.S. Government Agencies - 8.5%
   Federal Home Loan Bank - Disc. Notes
      1.04% due 03/12/04 ..................................     1,400      1,397
   Federal Home Loan Mortgage Corp. -
      Disc. Notes
      1.07% due 02/19/04 ..................................    39,300     39,243
      1.08% due 02/12/04 ..................................    14,800     14,782
      1.085% due 03/01/04 .................................     2,500      2,495
      1.26% due 02/26/04 ..................................     2,200      2,196
      1.00% due 02/04/04 ..................................     1,000        999
   Federal National Mortgage Assoc. -
      Disc. Notes
      1.01% due 02/03/04 ..................................       300        300
      1.06% due 03/31/04 ..................................       600        598
      1.075% due 03/17/04 .................................    19,200     19,158
      1.075% due 05/04/04 .................................     1,100      1,097
      1.09% due 03/24/04 ..................................     2,300      2,294
      1.135% due 02/25/04 .................................     5,300      5,291
                                                                        --------
                                                                          89,850

U.S. Governmental - 5.5%
   U.S. Treasury - Bills
      0.935% due 02/19/04 .................................    13,600     13,583
      1.00% due 06/10/04 ..................................     7,900      7,865
      1.025% due 05/06/04 .................................     7,000      6,975
      1.031% due 06/03/04 .................................    19,900     19,812
      1.04% due 05/13/04 ..................................    10,000      9,962
                                                                        --------
                                                                          58,197
                                                                        --------
         TOTAL COMMERCIAL PAPER-                                 14.5%   153,241

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 0.0%
   State Street Navigator Securities
      Lending Portfolio ................................          420        420

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                             Par        Market
                     Name of Issuer                         Value        Value
                     --------------                        -------    ----------
                                                           (000's)      (000's)
SHORT-TERM INVESTMENTS - 5.8%
   Investment in joint trading account
      (Note B)
   1.061% due 01/02/04 .................................   $61,007    $   61,007
                                                           -------    ----------
         TOTAL INVESTMENTS- ............................     106.9%    1,128,108
      Payables, less cash and receivables- .............      (6.9)%     (72,499
                                                           -------    ----------
            NET ASSETS- ................................     100.0%   $1,055,609
                                                           =======    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $71,261 or 6.7% of net assets of the Portfolio.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Active Bond Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $ 29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
           $413                      $420

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of December 31, 2003, the Fund had open forward currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date as follows:

                       Principal Amount                        Unrealized
                     Covered by Contract   Expiration Month   Gain (Loss)
                     -------------------   ----------------   -----------
Currency Purchased
Japanese Yen                 701              January 04          $ 2
Currency Sold
Euro                         307              January 04           (5)
                                                                  ---
                                                                  $(3)
                                                                  ===

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms.

     As of December 31, 2003, the Fund had open written options as follows:

                            Open
                          Contracts   Strike Price   Expiration Month   Market Value
                          ---------   ------------   ----------------   ------------
OTC EWPO 3ML 6.0 (Put)      19,000         6.0          October 04         $(145)
OTC EWPO 3ML 3.8 (Call)     19,000         3.8          October 04          (155)
                                                                           -----
                                                                           $(300)
                                                                           =====

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Swap agreements which were open for the year ended December 31, 2003 are summarized as follows:

                                                                          Net Unrealized
                                                                           Appreciation
Par Value               Interest Rate Swaps             Counter Party    (Depreciation)
---------   ----------------------------------------   ---------------   ---------------
   71,100   To make or receive semi-annual payments     Morgan Stanley       $(140)
            through 6/16/2009 based on the
            difference between (A) the fixed rate of
            4.00% and (B) floating rate of 3 Month
            LIBOR, adjusted every 3 months.

   32,600   To make or receive semi-annual payments    Bank of America         (64)
            through 6/16/2009 based on the
            difference between (A) the fixed rate of
            4.00% and (B) floating rate of 3 Month
            LIBOR, adjusted every 3 months.

2,400,000   To make or receive semi-annual payments     Morgan Stanley        (603)
    (JPY)   through 6/18/2013 based on the
            difference between (A) the fixed rate of
            1.645% and (B) floating rate of 6 Month
            LIBOR, adjusted every 6 months.

   45,400   To make or receive semi-annual payments     Merrill Lynch          262
   (Euro)   through 3/15/2007 based on the
            difference between (A) the fixed rate of
            4.00% and (B) floating rate of 6 Month
            LIBOR, adjusted every 6 months.

                     Credit Default Swaps
    3,900   To make quarterly fixed coupon payments          UBS                (2)
            through 3/6/2004 based on the annual
            fixed rate of 0.5%. In the event of a
            predefined "credit event notice" of the
            Federative Republic of Brazil 14.5%,
            10/15/2009 Note, the Fund will receive
            amounts specified under the terms of the
            swap agreement.
                                                                             -----
                                                                             $(547)
                                                                             =====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $693, $96, $3,265 and $2,190 which expire in 2007, 2008, 2009 and 2010, respectively.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred approximately $1,579 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2004.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between           Between            Between
                       $100 Million       $250 Million      $500 Million    Excess Over
First $100 Million   and $250 Million   and $500 Million   and $1 Billion   $1 Billion
------------------   ----------------   ----------------   --------------   -----------
      0.70%                0.65%               0.61%             0.58%          0.55%


     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements to the Fund.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, John Hancock Advisers, Pacific Investment Management Company LLC, and Declaration Management & Research LLC, with respect to the Fund. Each is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases    Sales and Maturities
----------   --------------------
$4,696,539        $4,625,560

     As of December 31, 2003, transactions for written options were as follows:

                         Contracts   Premium ($)
                         ---------   -----------
Beginning of period            --         --
Options opened             38,000        329
Options closed/expired         --         --
                           ------        ---
    End of period          38,000        329

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified     Unrealized     Unrealized    Net Unrealized
   Cost       Appreciation   Depreciation    Appreciation
----------   -------------   ------------   --------------
$1,107,455      $172,839      $(151,784)        $21,055

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and premium amortization and market discount accretion on debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term   Capital Loss    Net Unrealized
   Income       Capital Gain    Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--              $--           $6,244          $21,055

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from    Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $66,299                $5,737                  $--
2002          52,675                    --                   --

     Included in the Fund's 2003 distributions from ordinary income is $21,924 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

 Acquiring Fund       Target Fund
---------------   -------------------
VST Active Bond   VA Strategic Income

     This combination provides for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as tax-free exchange as follows:

                       Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
  Acquiring Fund         Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
  vs.Target Fund      Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
-------------------   --------------   -----------   ------------   ----------------   --------------------
VST Active Bond
vs.
VA Strategic Income        8,433         $83,358        $2,176         $1,016,994           $1,100,351

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract Owners/Policyholders held on September 19, 2003 on the following matters:

                                                                                 For   Against   Abstain
                                                                                 ---   -------   -------
To approve, as to the Active Bond Fund, a new Sub-Advisory Agreement among the
   Trust, John Hancock, and Declaration Management & Research LLC.               85%     5%        10%

                                                                                      For   Against   Abstain
                                                                                      ---   -------   -------
To approve, as to the Active Bond Fund, an amendment to the current Investment
   Management Agreement between the Trust, John Hancock, and John Hancock Advisers.   85%     5%        10%

NOTE G--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held        Principal Occupation(s)
Name, Address and Age                With Trust           During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE G--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                   Positions Held       Principal Occupation(s)
Name, Address and Age                With Trust          During Past Five Years
--------------------------------   --------------   --------------------------------
Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                        and Trustee             Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE G--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                  Principal Occupation(s)
Name, Address and Age                       With Trust                     During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)              Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                 Secretary              Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)             Assistant Secretary        Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Active Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Active Bond Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Bond Index Fund
Standish Mellon Asset Management Company LLC                      Gregory Curran
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 3.60%, underperforming its benchmark, the Lehman
     Brothers Aggregate Bond Index.

..    The Fund continues to meet its long-term investment objective: to track the performance of the Lehman Brothers Aggregate Bond Index, which covers the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

..    On October 1, 2003, the Lehman Aggregate Bond Index was modified as follows: increasing the liquidity criterion from $150 million to $250 million, use of the more conservative of Moody's or S&P ratings, addition of taxable municipals, and moving captive finance to the parent sector.

..    The manager seeks to track the performance of its benchmark by investing in a representative sample of securities selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics, including price sensitivity, industry, and quality exposure of the nearly 6,800 plus securities in the benchmark.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

             Bond Index Fund   Bond Index Benchmark(1)
             ---------------   -----------------------
  5/1/1998      $10,000.00            $10,000.00
 5/31/1998       10,101.92             10,107.00
 6/30/1998       10,210.82             10,210.09
 7/31/1998       10,220.22             10,218.26
 8/31/1998       10,461.38             10,417.52
 9/30/1998       10,756.83             10,715.46
10/31/1998       10,688.56             10,639.38
11/30/1998       10,703.12             10,703.21
12/31/1998       10,720.00             10,728.90
 1/31/1999       10,794.75             10,805.08
 2/28/1999       10,520.80             10,547.92
 3/31/1999       10,584.46             10,600.65
 4/30/1999       10,608.95             10,627.16
 5/31/1999       10,484.98             10,517.70
 6/30/1999       10,449.87             10,485.09
 7/31/1999       10,419.87             10,455.73
 8/31/1999       10,413.57             10,447.37
 9/30/1999       10,497.22             10,541.40
10/31/1999       10,513.95             10,568.80
11/30/1999       10,512.84             10,562.46
12/31/1999       10,444.55             10,498.03
 1/31/2000       10,424.87             10,494.88
 2/29/2000       10,551.45             10,626.07
 3/31/2000       10,713.16             10,779.08
 4/30/2000       10,665.75             10,726.27
 5/31/2000       10,639.83             10,716.61
 6/30/2000       10,855.08             10,935.23
 7/31/2000       10,956.44             11,051.14
 8/31/2000       11,122.46             11,206.96
 9/30/2000       11,165.15             11,249.55
10/31/2000       11,244.42             11,320.42
11/30/2000       11,445.41             11,514.00
12/31/2000       11,677.63             11,740.83
 1/31/2001       11,840.38             11,938.07
 2/28/2001       11,941.71             12,041.94
 3/31/2001       11,992.74             12,102.15
 4/30/2001       11,938.07             12,051.32
 5/31/2001       12,008.36             12,123.62
 6/30/2001       12,046.59             12,169.69
 7/31/2001       12,310.04             12,442.30
 8/31/2001       12,436.14             12,585.38
 9/30/2001       12,595.00             12,731.37
10/31/2001       12,850.08             12,997.46
11/30/2001       12,670.29             12,818.09
12/31/2001       12,583.53             12,736.06
 1/31/2002       12,673.71             12,839.22
 2/28/2002       12,793.35             12,963.76
 3/31/2002       12,553.58             12,748.56
 4/30/2002       12,794.78             12,995.88
 5/31/2002       12,894.47             13,106.35
 6/30/2002       13,008.23             13,220.37
 7/31/2002       13,191.56             13,380.34
 8/31/2002       13,418.36             13,606.47
 9/30/2002       13,634.36             13,826.89
10/31/2002       13,581.25             13,763.29
11/30/2002       13,550.90             13,759.16
12/31/2002       13,835.16             14,043.97
 1/31/2003       13,832.90             14,056.61
 2/28/2003       14,028.79             14,250.60
 3/31/2003       14,018.37             14,239.19
 4/30/2003       14,118.02             14,357.38
 5/30/2003       14,366.73             14,624.43
 6/30/2003       14,333.90             14,595.18
 7/31/2003       13,849.35             14,104.78
 8/31/2003       13,930.82             14,197.87
 9/30/2003       14,304.05             14,574.12
10/31/2003       14,160.05             14,438.58
11/30/2003       14,185.81             14,473.23
12/31/2003       14,333.60             14,620.86

Value on 12/31/03:
------------------
$14,334 Bond Index Fund
$14,621 Bond Index Benchmark (1)

MORNINGSTAR
CATEGORY+:
.. Intermediate
  Government

MORNINGSTAR
RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR
RATING+:
.. **** (VL/VUL)
.. **** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                       % of
                                      Assets
                                      ------

Federal National Mortgage Assoc.       21.6%
U.S. Treasury                          19.8%
Federal Home Loan Mortgage Corp.       17.9%
Government National Mortgage Assoc.     5.0%
Federal Home Loan Bank                  2.2%
General Motors Corp.                    1.4%
Morgan Stanley                          1.2%
General Electric                        1.2%
KFW International Finance, Inc.         1.1%
JP Morgan Chase & Co.                   1.1%

AVERAGE ANNUAL TOTAL RETURNS*

                           Bond Index   Bond Index
                              Fund      Benchmark(1)
                           ----------   ------------
1 Year                        3.60%         4.11%
3 Years                       7.07          7.59
5 Years                       5.98          6.39
Since Inception (5/1/98)      6.55          6.93

FUND COMPOSITION (as of December 31, 2003)(2)

                          % of
Credit Quality           Assets
----------------------   ------
AAA Government/Agency     74.15%
AA                         2.07%
A                         12.09%
BBB                       11.69%
Weighted Average Yield     4.28%

(1) The benchmark is the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001, and the Lehman Brothers Aggregate Bond Index from February 2001 to present.

(2)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 150 VL/VUL subaccounts and 215 VA subaccounts in the Morningstar Intermediate Government category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $52,065 of
   securities loaned (Note B)) .....................................   $206,149
Net unrealized appreciation of investments .........................      5,808
Short-term investments at value ....................................     56,287
                                                                       --------
      Total investments ............................................    268,244
Cash ...............................................................          8
Receivable for:
   Investments sold ................................................      1,502
   Fund shares sold ................................................         22
   Interest ........................................................      2,469
                                                                       --------
Total assets .......................................................    272,245
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................      3,403
   Collateral for securities on loan ...............................     53,178
   Other liabilities ...............................................          3
                                                                       --------
Total liabilities ..................................................     56,584
                                                                       --------
Net assets .........................................................   $215,661
                                                                       ========
Shares of beneficial interest outstanding ..........................     21,283
                                                                       --------
Net asset value per share ..........................................   $  10.13
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $209,929
   Accumulated net realized loss on investments
      futures and foreign currency transactions ....................        (76)
   Net unrealized appreciation of investments ......................      5,808
                                                                       --------
Net assets .........................................................   $215,661
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $11,229
   Securities lending ...............................................        29
                                                                        -------
Total investment income .............................................    11,258
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       315
   Auditors fees ....................................................        31
   Custodian fees ...................................................       146
   Legal fees .......................................................        15
   Printing & mailing fees ..........................................        27
   Trustees' fees ...................................................         8
   Other fees .......................................................        10
                                                                        -------
Total expenses ......................................................       552
   Less expenses reimbursed .........................................       (11)
                                                                        -------
Net expenses ........................................................       541
                                                                        -------
Net investment income ...............................................    10,717
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments .................................       207
   Change in unrealized depreciation on
      investments ...................................................    (3,166)
                                                                        -------
Net realized and unrealized loss ....................................    (2,959)
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $ 7,758
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)
                                                      Year Ended    Year Ended
                                                     December 31,   December 31,
                                                         2003          2002
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .........................    $  10,717       $  9,325
   Net realized gain .............................          207            302
   Change in net unrealized appreciation
      (depreciation) .............................       (3,166)         7,403
                                                      ---------       --------
      Net increase in net assets resulting from
         operations ..............................        7,758         17,030
Distributions to shareholders from:
   Net investment income .........................      (10,677)        (9,249)
   Realized gains ................................         (947)          (179)
   Capital paid-in ...............................                        (217)
                                                      ---------       --------
      Decrease in net assets resulting from
         distributions ...........................      (11,624)        (9,645)
From fund share transactions:
   Proceeds from shares sold .....................      108,981        130,836
   Distributions reinvested ......................       11,624          9,645
   Payment for shares redeemed ...................     (109,173)       (69,129)
                                                      ---------       --------
      Increase in net assets from fund share
         transactions ............................       11,432         71,352
                                                      ---------       --------
NET INCREASE IN NET ASSETS .......................        7,566         78,737

NET ASSETS
   Beginning of Period ...........................      208,095        129,358
                                                      ---------       --------
   End of Period .................................    $ 215,661       $208,095
                                                      =========       ========
Analysis of fund share transactions:
   Sold ..........................................       10,603         13,015
   Reinvested ....................................        1,136            959
   Redeemed ......................................      (10,661)        (6,852)
                                                      ---------       --------
Net increase in fund shares outstanding ..........        1,078          7,122
                                                      =========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                   Bond Index Fund
                                                              --------------------------------------------------------------
                                                                                Year Ended December 31,
                                                              --------------------------------------------------------------
                                                                2003          2002          2001          2000         1999
                                                              --------      --------      --------      -------      -------
Net Assets Value at Beginning of Period ...................   $  10.30      $   9.89      $   9.74      $  9.32      $ 10.19
Income from Investment Operations:
   Net Investment Income ..................................       0.48          0.54          0.57         0.62         0.63
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ......................................      (0.12)         0.42          0.17         0.43        (0.89)
                                                              --------      --------      --------      -------      -------
   Total From Investment Operations .......................       0.36          0.96          0.74         1.05        (0.26)
Less Distributions:
   Distribution from Net Investment Income ................      (0.48)        (0.51)        (0.58)       (0.63)       (0.61)
   Distribution from Net Realized Gains on Investments ....      (0.05)        (0.04)        (0.01)
                                                              --------      --------      --------      -------      -------
   Total Distributions ....................................      (0.53)        (0.55)        (0.59)       (0.63)       (0.61)
                                                              --------      --------      --------      -------      -------
Net Assets Value at End of Period .........................   $  10.13      $  10.30      $   9.89      $  9.74      $  9.32
                                                              ========      ========      ========      =======      =======
Total Investment Return(b) ................................       3.60%         9.95%         7.76%       11.81%       (2.57)%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ......       0.24%(c)      0.22%(c)      0.24%        0.25%(c)     0.29%(c)
   Ratio of Net Investment Income to Average Net Assets ...       4.73%         5.30%         5.77%(d)     6.80%        6.56%
   Portfolio Turnover Rate ................................      40.22%        57.31%        68.70%       40.46%       17.06%
Net Assets End of Period (000s Omitted) ...................   $215,661      $208,095      $129,358      $64,768      $38,436

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .24%, .25%, .27%, and .35%, for the years ended December 31, 2003, 2002, 2000, and 1999, respectively.

(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the years ended December 31, 2001.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
PUBLICLY-TRADED BONDS                                          (000's)   (000's)

Aerospace & Defense - 0.8%
   Boeing Cap. Corp. - Sr. Notes
   7.1% due 09/27/05 .......................................   $  500    $   541
   BOEING Co.
   8.75% due 09/15/31 ......................................       90        120
   Lockheed Martin Corp.
   8.2% due 12/01/09 .......................................      200        243
   Lockheed Martin Corp. - Bonds
   8.5% due 12/01/29 .......................................      245        321
   Northrop-Grumman Corp. - Debs
   7.75% due 03/01/16 ......................................       75         90
   Raytheon Co. - Notes
   6.75% due 08/15/07 ......................................      200        222
   United Technologies Corp. - Debs
   8.875% due 11/15/19 .....................................       50         69
   United Technologies Corp. - Notes
   6.1% due 05/15/12 .......................................      180        198
                                                                         -------
                                                                           1,804

Auto Loan - 2.0%
   Ford Motor Credit Co.
   6.125% due 01/09/06 .....................................      800        831
   Ford Motor Credit Co. - Bonds
   7.375% due 02/01/11 .....................................      250        273
   General Motors Acceptance Corp. - Notes
   6.125% due 09/15/06 .....................................      400        428
   7.75% due 01/19/10 ......................................      400        453
   8.0% due 11/01/31 .......................................      430        483
   GMAC Commercial Mortgaged Securities, Inc. - CTF -
      Ser. 1998-C1 Cl. A2
   6.7% due 05/15/30 .......................................      900      1,007
   Household Finance Corp. - Notes
   8.0% due 07/15/10 .......................................      350        419
   Household Finance Corp. - Sr. Unsub. Notes
   5.875% due 02/01/09 .....................................      280        304
   Toyota Motor Credit Corp. - Notes
   5.5% due 12/15/08 .......................................       60         66
                                                                         -------
                                                                           4,264

Automobiles - 0.9%
   DaimlerChrysler NA Holding Co.
   7.2% due 09/01/09 .......................................      650        726
   Delphi Automotive Systems Corp. - Debs
   7.125% due 05/01/29 .....................................       50         51
   Delphi Automotive Systems Corp. - Notes
   6.5% due 05/01/09 .......................................      200        215
   Ford Motor Co. - Bonds
   6.625% due 02/15/28 .....................................      350        322
   General Motors Corp. - Sr. Notes
   7.2% due 01/15/11 .......................................      500        550
                                                                         -------
                                                                           1,864

Banks - 4.9%
   African Development Bank - Sub. Notes
   6.875% due 10/15/15 .....................................   $   35    $    41
   Bank of America Corp. - Sub. Notes
   7.8% due 02/15/10 .......................................      350        416
   Bank One Corp.
   7.875% due 08/01/10 .....................................      300        360
   Bank One Corp. - Notes
   6.875% due 08/01/06 .....................................    1,000      1,106
   BankAmerica Corp. - Sub. Notes
   6.5% due 03/15/06 .......................................      150        163
   Chase Manhattan Corp. - Sub. Notes
   7.125% due 02/01/07 .....................................      225        252
   Credit Suisse First Boston
   6.5% due 01/15/12 .......................................      400        445
   Credit Suisse First Boston, Inc. - Notes
   5.875% due 08/01/06 .....................................      500        540
   European Investment Bank - Global Notes
   4.625% due 03/01/07 .....................................      800        850
   Fleet Boston Corp. - Sub. Notes
   7.375% due 12/01/09 .....................................      100        118
   Fleet Financial Group, Inc. - Sub. Debs.
   6.7% due 07/15/28 .......................................       75         82
   HSBC Holdings Plc
   7.5% due 07/15/09 .......................................      150        175
   InterAmerican Development Bank - Debs.
   8.5% due 03/15/11 .......................................      200        252
   Intermediate American Development Bank - Bonds
   6.125% due 03/08/06 .....................................    1,300      1,410
   International Bank of Reconstruction & Development
      - Notes
   5.0% due 03/28/06 .......................................      750        798
   JP Morgan Chase & Co. - Notes
   5.25% due 05/30/07 ......................................    1,000      1,068
   National City Bank of Pennsylvania - Sub. Notes
   7.25% due 10/21/11 ......................................       50         59
   NationsBank Corp. - Sub. Notes
   7.75% due 08/15/15 ......................................      400        484
   Royal Bank of Scotland PLC - Sub. Notes
   6.4% due 04/01/09 .......................................      150        168
   United Bank National Association of Minneapolis
   6.375% due 08/01/11 .....................................      325        362
   Wachovia Corp. - Notes
   4.95% due 11/01/06 ......................................    1,350      1,433
   Wachovia Corp. - Sub. Notes
   5.625% due 12/15/08 .....................................       75         81
                                                                         -------
                                                                          10,663

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Beverages - 0.5%
   Anheuser Busch Cos., Inc.
   9.0% due 12/01/09 .......................................    $  470    $  596
   Coca-Cola Enterprises, Inc. - Debs.
   8.5% due 02/01/22 .......................................       100       129
   Kellogg Co. - Debs. - Ser. B
   7.45% due 04/01/31 ......................................       100       118
   Pepsi Bottling Group, Inc. - Sr. Notes - Ser. B
   7.0% due 03/01/29 .......................................       100       115
   SuperValu, Inc. - Notes
   7.625% due 09/15/04 .....................................       150       155
                                                                          ------
                                                                           1,113

Chemicals - 0.2%
   E.I. Du Pont De Nemours
   6.5% due 01/15/28 .......................................       150       165
   Eastman Chemical - Debs.
   7.6% due 02/01/27 .......................................        50        56
   Morton International, Inc. - Debs.
   9.25% due 06/01/20 ......................................        40        53
   Rohm & Haas Co. - Notes
   7.4% due 07/15/09 .......................................        80        94
                                                                          ------
                                                                             368

Commercial Services & Supplies - 0.3%
   Electronic Data Systems Corp.
   7.125% due 10/15/09 .....................................       100       107
   First Data Corp. - Sr. Notes
   5.625% due 11/01/11 .....................................       400       425
   Honeywell International, Inc. - Notes
   7.5% due 03/01/10 .......................................        75        89
   John Deere Capital Corp. - Notes
   6.0% due 02/15/09 .......................................        60        66
                                                                          ------
                                                                             687

Communications Equipment - 0.4%
   Deutsche Telekom International Finance
   8.75% due 06/15/30 ......................................       300       383
   GTE Corp. - Debs
   6.94% due 04/15/28 ......................................       100       105
   Motorola, Inc. - Notes
   6.75% due 02/01/06 ......................................       300       323
                                                                          ------
                                                                             811

Computers & Peripherals - 0.4%
   Hewlett - Packard Co. - Notes
   7.15% due 06/15/05 ......................................       200       215
   International Business Machines Corp. - Debs.
   7.0% due 10/30/25 .......................................       100       115
   International Business Machines Corp. - Notes
   4.25% due 09/15/09 ......................................       600       616
                                                                          ------
                                                                             946

Credit Card - 1.0%
   American Express Co. - Notes
   4.875% due 07/15/13 .....................................    $  150    $  150
   MBNA Credit Card Master Note Trust - Ser.
      2002-1 Notes Cl. A
   4.95% due 06/15/09 ......................................     1,000     1,066
   MBNA Master Credit Card Trust II - Notes
   6.5% due 04/15/10 .......................................       400       449
   Standard Credit Card Master Trust
   8.25% due 01/07/07 ......................................       400       427
                                                                          ------
                                                                           2,092

Diversified Financials - 6.5%
   Bear Stearns Co., Inc.
   7.625% due 02/01/05 .....................................       250       266
   Chase Commercial Mortgage Securities Corp.
      - Ser. 200-2 CTF Cl. A2
   7.631% due 07/15/32 .....................................       300       351
   Citicorp Capital II
   8.015% due 02/15/27 .....................................       100       116
   Citigroup, Inc.
   7.25% due 10/01/10 ......................................       400       466
   Citigroup, Inc. - Notes
   6.625% due 01/15/28 .....................................       100       109
   Citigroup, Inc. - Sub. Notes
   5.875% due 02/22/33 .....................................       190       187
   Devon Financing Corp. United L C - Notes
   6.875% due 09/30/11 .....................................       400       454
   GE Capital Commercial Mortgage Corp.
      - Ser. 2001-2 Cl. A4
   6.59% due 08/11/33 ......................................       550       607
   General Electric Capital Corp.
   6.0% due 06/15/12 .......................................       550       596
   6.125% due 02/22/11 .....................................     1,150     1,265
   Goldman Sachs Group, Inc. - Notes
   7.35% due 10/01/09 ......................................       500       583
   Hartford Financial Services Group, Inc. - Sr. Notes
   7.75% due 06/15/05 ......................................       150       162
   KFW International Finance, Inc. - Notes
   2.5% due 10/17/05 .......................................     2,000     2,025
   KFW International Finance, Inc. - Sr. Notes
   5.25% due 06/28/06 ......................................       300       324
   Lehman Brothers Holdings, Inc. - Notes
   6.25% due 05/15/06 ......................................       500       543
   Lehman Brothers, Inc. - Sr. Sub. Notes
   7.5% due 08/01/26 .......................................       150       178
   Merrill Lynch & Co., Inc. - Notes
   8.0% due 06/01/07 .......................................       200       229
   Morgan Stanley Capital, Inc. - CTF 1998-
     WF1 Cl. A1
   6.25% due 03/15/30 ......................................       290       297
   Morgan Stanley Capital, Inc. - Pass Thru
     Certs. Ser. 1999-RM1
   6.37% due 12/15/31 ......................................       811       871

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
   Morgan Stanley Group, Inc.
   6.1% due 04/15/06 .......................................    $1,065   $ 1,152
   6.75% due 04/15/11 ......................................       250       283
   Newcourt Credit Group, Inc. - Ser. B
   6.875% due 02/16/05 .....................................       100       105
   Prudential Commercial Mortgage Trust -
      Cl. A2
   4.493% due 02/11/36 .....................................       450       442
   Salomon Brothers Mortgage Securities Inc. -
      Pass Thru Certs - Ser. 2000-C1 Cl. A2
   7.52% due 12/18/09 ......................................       300       349
   Sumitomo Bank International Finance NV -
      Notes
   8.5% due 06/15/09 .......................................       100       120
   Washington Mutual Capital I
   8.375% due 06/01/27 .....................................        60        70
   Washington Mutual Finance Corp. - Sr. Notes
   6.25% due 05/15/06 ......................................       300       326
   Wells Fargo & Co. - Sub. Notes
   6.875% due 04/01/06 .....................................     1,100     1,213
   Wells Fargo Financial, Inc. - Sr. Notes
   4.875% due 06/12/07 .....................................       350       371
                                                                         -------
                                                                          14,060

Diversified Telecommunication Services - 1.6%
   AT&T Corp. - Notes
   6.5% due 03/15/13 .......................................       340       353
   Bell Canada
   7.75% due 04/01/06 ......................................       125       138
   Bellsouth Corp. - Notes
   6.875% due 10/15/31 .....................................       200       219
   British Telecommunications PLC - Notes
   8.375% due 12/15/10 .....................................       200       243
   8.875% due 12/15/30 .....................................       130       170
   Cox Communications, Inc. - Debs
   6.8% due 08/01/28 .......................................       250       272
   France Telecom SA - Notes
   6.85% due 10/15/04 ......................................       350       391
   10.0% due 03/01/31 ......................................       220       292
   Sprint Capital Corp.
   6.875% due 11/15/28 .....................................       150       146
   7.625% due 01/30/11 .....................................       300       336
   Telefonica Europe BV - Notes
   8.25% due 09/15/30 ......................................       100       126
   Verizon Global Funding Corp. - Notes
   7.25% due 12/01/10 ......................................       230       265
   Vodafone Group Plc
   7.75% due 02/15/10 ......................................       500       593
                                                                         -------
                                                                           3,544

Electric Utilities - 0.6%
   CalEnergy Co., Inc. - Bonds
   8.48% due 09/15/28 ......................................        60        74
   Cincinnati Gas & Electric Co. - Debs
   5.7% due 09/15/12 .......................................    $  300   $   316
   FirstEnergy Corp. - Notes Ser. C
   7.375% due 11/15/31 .....................................
   Oncor Electric Delivery Co. - Sr. Sec. Notes
   6.375% due 05/01/12 .....................................       400       440
   Progress Energy, Inc. - Sr. Notes
   7.1% due 03/01/11 .......................................       500       563
                                                                         -------
                                                                           1,393

Electric/Gas - 0.5%
   Constellation Energy Group, Inc. - Notes
   7.0% due 04/01/12 .......................................       240       271
   Dominion Resources, Inc.
   8.125% due 06/15/10 .....................................       200       240
   Niagara Mohawk Power Corp.
   7.75% due 10/01/08 ......................................       200       232
   Ontario Hydro
   6.1% due 01/30/08 .......................................       100       111
   Tennessee Valley Authority
   6.75% due 11/01/25 ......................................       100       115
   Virginia Electric Power Co. - 1st Mtge.
   7.625% due 07/01/07 .....................................       150       173
                                                                         -------
                                                                           1,142

Finance - 0.5%
   Ameritech Capital Funding Corp.
   6.875% due 10/15/27 .....................................        60        66
   Anardarko Finance Co. - Sr. Notes
   6.75% due 05/01/11 ......................................       200       227
   Bear Stearns & Co., Inc. - Notes
   5.7% due 11/15/14 .......................................       240       250
   Countrywide Funding Corp.
   5.5% due 02/01/07 .......................................       200       214
   Financing Corp.
   8.6% due 09/26/19 .......................................       150       203
   Massachusetts Special Purpose Trust - Ser.  BEC-1
      Cl. A5
   7.03% due 03/15/12 ......................................       150       173
                                                                         -------
                                                                           1,133

Food & Drug Retailing - 0.6%
   Albertson's, Inc. - Notes
   6.625% due 06/01/28 .....................................        50        50
   Albertson's, Inc. - Sr. Notes
   7.5% due 02/15/11 .......................................       345       395
   Safeway, Inc. - Notes
   5.8% due 08/15/12 .......................................       150       155
   The Kroger Co.
   8.05% due 02/01/10 ......................................       500       595
                                                                         -------
                                                                           1,195

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000)'s
PUBLICLY-TRADED BONDS - Continued

Food Products - 0.7%
   Conagra Foods, Inc. - Notes
   7.875% due 09/15/10 .....................................    $  250    $  298
   Conagra, Inc. - Debs.
   9.75% due 03/01/21 ......................................        75       101
   General Mills, Inc. - Notes
   6.0% due 02/15/12 .......................................       250       267
   Kraft Foods, Inc. - Notes
   4.625% due 11/01/06 .....................................       300       313
   5.25% due 10/01/13 ......................................       325       328
   Sara Lee Corp. - Notes
   6.25% due 09/15/11 ......................................       100       111
                                                                          ------
                                                                           1,418
Foreign Governmental - 2.3%
   Government of Canada
   5.25% due 11/05/08 ......................................       125       135
   Government of New Zealand - Debs.
   8.75% due 12/15/06 ......................................       120       140
   Hydro-Quebec
   8.4% due 01/15/22 .......................................       100       131
   Kingdom of Sweden - Debs.
   12.0% due 02/01/10 ......................................        75       105
   Malaysia - Bonds
   8.75% due 06/01/09 ......................................        50        61
   Manitoba Province Canada - Ser. BU
   9.625% due 12/01/18 .....................................       300       438
   Province of Ontario - Bonds
   6.0% due 02/21/06 .......................................       300       323
   Province of Quebec - Debs.
   7.5% due 07/15/23 .......................................       100       123
   Republic of Greece - Notes
   6.95% due 03/04/08 ......................................       405       461
   Republic of Italy - Debs.
   6.875% due 04/15/03 .....................................       460       543
   Republic of Korea - Unsub. Notes
   8.875% due 04/15/08 .....................................       600       723
   Spain Kingdom
   7.0% due 07/19/05 .......................................       250       269
   United Mexican States - Notes
   9.875% due 02/01/10 .....................................       970     1,225
   United Mexican States - Notes Ser. A
   8.3% due 08/15/31 .......................................       200       225
                                                                          ------
                                                                           4,902
Gas Utilities - 0.6%
   Keyspan Corp.
   7.25% due 11/15/05 ......................................       100       109
   National Rural Utilities Cooperative Finance -
      Notes
   5.75% due 08/28/09 ......................................       700       758
   Sempra Energy - Notes
   6.0% due 02/01/13 .......................................       400       425
                                                                          ------
                                                                           1,292
Health Care Equipment & Supplies - 0.3%
   Abbott Laboratories - Notes
   5.625% due 07/01/06 .....................................    $  250    $  270
   Bristol Myers Squibb Co. - Notes
   5.75% due 10/01/11 ......................................       300       324
   Eli Lilly & Co. - Notes
   7.125% due 06/01/25 .....................................        80        94
                                                                          ------
                                                                             688
Home Equity Loan - 0.1%
   Countrywide Home Loan Corp.
   6.25% due 04/15/09 ......................................       250       277

Insurance - 0.3%
   Aetna Inc.
   7.625% due 08/15/26 .....................................       100       114
   Allstate Corp.
   7.2% due 12/01/09 .......................................       170       198
   Hartford Life, Inc. - Debs.
   7.65% due 06/15/27 ......................................        50        60
   Torchmark, Inc. - Debs.
   8.25% due 08/15/09 ......................................       100       116
   Travelers Property Casualty Corp. - Sr. Notes
   7.75% due 12/19/29 ......................................        50        60
                                                                          ------
                                                                             548
Machinery - 0.0%
   Caterpillar, Inc. - Debs.
   8.0% due 02/15/23 .......................................        50        62

Media - 1.6%
   AOL Time Warner, Inc.
   7.625% due 04/15/31 .....................................        75        87
   Clear Channel Communications, Inc.
   7.65% due 09/15/10 ......................................       400       468
   Comcast Cable Communications - Notes
   8.875% due 05/01/17 .....................................        75        97
   News America Holdings, Inc. - Debs.
   7.7% due 10/30/25 .......................................       100       116
   News America Holdings, Inc. - Sr. Debs.
   7.75% due 01/20/24 ......................................       180       211
   TCI Communications, Inc. - Sr. Notes
   7.125% due 02/15/28 .....................................        70        76
   The Walt Disney Co. - Sr. Notes
   6.75% due 03/30/06 ......................................     1,000     1,088
   Time Warner Entertainment, Inc. - Sr. Notes
   8.375% due 07/15/33 .....................................       200       254
   Time Warner, Inc. - Notes
   7.75% due 06/15/05 ......................................       600       647
   Viacom, Inc.
   7.875% due 07/30/30 .....................................        50        62
   Viacom, Inc. - Sr. Notes
   7.75% due 06/01/05 ......................................       350       378
                                                                          ------
                                                                           3,484

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Metals & Mining - 0.2%
   ALCOA, Inc. - Notes
   7.375% due 08/01/10 .....................................    $200     $  235
   Noranda, Inc. - Debs.
   7.0% due 07/15/05 .......................................     200        211
                                                                         ------
                                                                            446
Multi-Utilities - 0.3%
   Alabam Power Co. - Sr. Notes
   5.7% due 02/15/33 .......................................      80         78
   Alabama Power Co. - Sr. Notes
   5.5% due 10/15/17 .......................................     100        103
   Duke Energy Co. - Sr. Notes
   5.625% due 11/30/12 .....................................     400        416
   United Utilities plc - Notes
   6.875% due 08/15/28 .....................................     100        108
                                                                         ------
                                                                            705
Multiline Retail - 0.3%
   Dayton Hudson Corp. - Debs.
   6.75% due 01/01/28 ......................................      25         27
   Federated Department Stores, Inc.
   6.625% due 04/01/11 .....................................     200        225
   Target Corp. - Notes
   7.5% due 08/15/10 .......................................     100        119
   Wal Mart Stores, Inc.
   7.55% due 02/15/30 ......................................     110        135
   Wal-Mart Stores, Inc. - Debs.
   6.75% due 10/15/23 ......................................     100        113
                                                                         ------
                                                                            619
Municipal - 0.1%
   Illinois Saint
   5.1% due 06/01/33 .......................................     230        212

Oil & Gas - 0.7%
   Burlington Resources, Inc - Debs.
   9.125% due 10/01/21 .....................................      90        120
   Chevron Texaco Capital Co. - Notes
   3.5% due 09/17/07 .......................................     600        611
   Norsk Hydro AS
   7.25% due 09/23/27 ......................................      75         87
   Occidental Petroleum Corp. - Debs.
   7.2% due 04/01/28 .......................................      40         46
   Phillips Petroleum Co. - Debs.
   6.65% due 07/15/18 ......................................      50         57
   Tosco Corp.
   8.125% due 02/15/30 .....................................     330        421
   Trans-Canada Pipelines
   7.7% due 06/15/29 .......................................     100        122
   Union Oil Co. of California
   7.5% due 02/15/29 .......................................      60         70
                                                                         ------
                                                                          1,534
Other Mortgage - 0.8%
   LB Commercial Conduit Mortgage Trust -
      Ser. 1999-C2 Pass Thru Certs. Cl. A2
   7.325% due 09/15/09 .....................................    $400     $  462
   LU UBS Commercial Mortgage Trust - Ser.
      2000-C5 Pass Thru Certs. Cl. A1
   6.41% due 01/15/10 ......................................     606        660
   Salomon Brothers Commercial & Mortgage
      Trust - Ser. 2000-C3 Pass Thru Certs Cl. A2
   6.592% due 12/18/33 .....................................     500        561
                                                                         ------
                                                                          1,683
Other Mortgages - 0.3%
   Chase Commercial & Mortgage Securities
      Corp. - Ser. 1997-2 Pass Thru Certs Cl. A2
   6.6% due 12/19/29 .......................................     500        549

Paper & Forest Products - 0.5%
   Champion International Corp. - Debs.
   7.35% due 11/01/25 ......................................      50         55
   International Paper Co. - Notes
   6.75% due 09/01/11 ......................................     250        278
   MeadWestvaco Corp. - Notes
   6.85% due 04/01/12 ......................................     100        110
   Westvaco Corp. - Notes
   7.1% due 11/15/09 .......................................      35         39
   Weyerhaeuser Co.
   7.125% due 07/15/23 .....................................     130        137
   Weyerhaeuser Co. - Notes
   6.125% due 03/15/07 .....................................     450        488
                                                                         ------
                                                                          1,107
Personal Products - 0.4%
   Gillette Co. - Notes
   4.0% due 06/30/05 .......................................     500        518
   Procter & Gamble Co. - Debs.
   6.45% due 01/15/26 ......................................     100        109
   Unilever Capital
   7.125% due 11/01/10 .....................................     200        232
                                                                         ------
                                                                            859
Pharmaceuticals - 0.1%
   Wyeth - Notes
   5.25% due 03/15/13 ......................................     200        204

Real Estate Investment Trust - 0.6%
   EOP Operating LP - Notes
   6.8% due 01/15/09 .......................................     150        168
   EOP Operating, Ltd. Partenership - Notes
   7.0% due 07/15/11 .......................................     250        282
   Simon Property Group Puerto - Notes
   6.375% due 11/15/07 .....................................     700        772
                                                                         ------
                                                                          1,222

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Road & Rail - 0.8%
   Burlington Northern Railroad Company
   6.125% due 03/15/09 .....................................    $  150    $  164
   Canadian National Railway Co. - Notes
   6.375% due 10/15/11 .....................................       300       331
   CSX Corp. - Debs.
   7.45% due 05/01/07 ......................................       125       142
   Norfolk Southern Corp. - Notes
   7.35% due 05/15/07 ......................................       855       971
   Union Pacific Corp. - Debs.
   6.625% due 02/01/29 .....................................        85        92
                                                                          ------
                                                                           1,700
Telephone - 0.1%
   Alltel Corp. - Sr. Notes
   7.6% due 04/01/09 .......................................       100       117
   New York Telephone Co. - Debs.
   7.25% due 02/15/24 ......................................       100       103
                                                                          ------
                                                                             220
U.S. Government Agencies - 45.9%
   Federal Home Loan Bank - Disc. Notes
   5.125% due 03/06/06 .....................................     1,400     1,489
   Federal Home Loan Bank - Notes
   3.875% due 06/14/13 .....................................     1,750     1,654
   4.625% due 04/15/05 .....................................       200       208
   Federal Home Loan Bank - Sr. Notes
   5.8% due 09/02/08 .......................................       225       248
   Federal Home Loan Bank - Bonds
   4.5% due 06/01/18 .......................................     1,003     1,004
   Federal Home Loan Mortgage Corp. - Bonds
   4.0% due 09/01/18 .......................................       250       245
   4.0% due 10/01/18 .......................................       741       724
   4.5% due 08/01/18 .......................................     1,561     1,562
   4.5% due 11/01/18 .......................................       398       399
   4.5% due 08/01/33 .......................................       349       334
   4.5% due 10/01/33 .......................................       200       191
   5.0% due 01/01/18 .......................................       877       894
   5.0% due 02/01/18 .......................................     1,090     1,112
   5.0% due 03/01/18 .......................................       403       411
   5.0% due 06/01/33 .......................................       665       657
   5.0% due 09/01/33 .......................................       992       980
   5.0% due 10/01/33 .......................................     1,492     1,474
   5.5% due 06/01/16 .......................................       263       273
   5.5% due 03/01/17 .......................................       181       187
   5.5% due 06/01/17 .......................................       242       251
   5.5% due 01/01/18 .......................................       336       349
   5.5% due 01/01/18 .......................................       150       155
   5.5% due 02/01/23 .......................................       580       593
   5.5% due 04/01/32 .......................................       171       174
   5.5% due 01/01/33 .......................................       849       859
   5.5% due 02/01/33 .......................................       923       934
   5.5% due 04/01/33 .......................................     1,203     1,219
   5.5% due 06/01/33 .......................................       465       471
   6.0% due 08/01/14 .......................................       130       137
   6.0% due 10/01/14 .......................................    $  198    $  207
   6.0% due 07/01/16 .......................................       159       167
   6.0% due 11/01/16 .......................................        82        86
   6.0% due 02/01/17 .......................................       185       194
   6.0% due 02/01/17 .......................................       170       178
   6.0% due 06/01/22 .......................................       195       203
   6.0% due 05/01/29 .......................................       244       253
   6.0% due 08/01/29 .......................................       212       219
   6.0% due 07/01/31 .......................................       142       147
   6.0% due 01/01/32 .......................................       177       183
   6.0% due 01/01/32 .......................................       397       410
   6.0% due 02/01/32 .......................................       411       425
   6.0% due 02/01/32 .......................................       386       399
   6.0% due 11/01/32 .......................................       502       519
   6.0% due 12/01/32 .......................................       569       589
   6.0% due 02/01/33 .......................................       298       308
   6.5% due 11/01/15 .......................................        37        39
   6.5% due 07/01/16 .......................................        91        96
   6.5% due 11/01/16 .......................................       160       170
   6.5% due 05/01/17 .......................................        72        76
   6.5% due 01/01/21 .......................................        44        46
   6.5% due 06/01/21 .......................................       186       196
   6.5% due 09/01/28 .......................................        78        82
   6.5% due 06/01/29 .......................................        14        14
   6.5% due 07/01/29 .......................................        20        21
   6.5% due 07/01/29 .......................................       178       186
   6.5% due 11/01/30 .......................................        75        79
   6.5% due 12/01/30 .......................................        50        52
   6.5% due 03/01/31 .......................................       238       249
   6.5% due 05/01/31 .......................................       270       283
   6.5% due 05/01/31 .......................................       265       277
   6.5% due 07/01/31 .......................................        34        36
   6.5% due 11/01/31 .......................................       148       155
   6.5% due 11/01/31 .......................................       128       134
   6.5% due 12/01/31 .......................................       377       395
   6.5% due 04/01/32 .......................................       134       140
   6.5% due 05/01/32 .......................................        54        56
   6.5% due 08/01/32 .......................................       278       291
   7.0% due 02/01/16 .......................................        73        78
   7.0% due 04/01/17 .......................................       235       251
   7.0% due 04/01/29 .......................................       207       220
   7.0% due 02/01/30 .......................................       131       138
   7.0% due 04/01/31 .......................................        41        43
   7.0% due 05/01/31 .......................................        28        30
   7.0% due 05/01/31 .......................................        32        33
   7.0% due 07/01/31 .......................................        46        49
   7.0% due 08/01/31 .......................................       111       118
   7.0% due 04/01/32 .......................................       234       248
   7.1% due 04/10/07 .......................................     2,500     2,837
   7.5% due 02/01/16 .......................................        30        32
   7.5% due 09/01/30 .......................................        19        20
   7.5% due 11/01/30 .......................................        88        95
   7.5% due 03/01/32 .......................................       192       206
   8.0% due 02/01/30 .......................................        50        54

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
     Name of Issuer                                             Value     Value
     --------------                                            -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   8.0% due 09/01/30 .......................................    $   48    $   52
   8.5% due 10/01/31 .......................................        44        48
   Federal Home Loan Mortgage Corp. - Debs.
   5.75% due 04/15/08 ......................................     2,500     2,745
   6.0% due 06/15/11 .......................................     1,000     1,110
   7.0% due 07/15/05 .......................................     4,855     5,245
   Federal Home Loan Mortgage Corp. - Notes
   2.75% due 08/15/06 ......................................     1,300     1,312
   5.0% due 11/01/07 .......................................       144       148
   5.0% due 10/01/09 .......................................       142       146
   5.5% due 12/31/08 .......................................       400       411
   6.0% due 01/01/09 .......................................       110       113
   Federal National Mortgage Assoc. - Bonds
   4.0% due 09/01/18 .......................................       495       483
   4.0% due 12/01/18 .......................................       350       342
   4.5% due 04/01/18 .......................................       644       646
   4.5% due 05/01/18 .......................................     1,061     1,064
   4.5% due 07/01/18 .......................................       394       395
   4.5% due 10/01/18 .......................................       900       902
   4.5% due 12/01/18 .......................................       847       849
   4.5% due 09/01/33 .......................................       849       813
   4.5% due 10/01/33 .......................................       548       524
   5.0% due 12/01/17 .......................................       528       539
   5.0% due 04/01/18 .......................................       997     1,018
   5.0% due 06/01/18 .......................................       466       476
   5.0% due 03/01/23 .......................................     1,057     1,080
   5.0% due 08/01/23 .......................................       626       628
   5.0% due 11/01/32 .......................................       499       494
   5.0% due 06/01/33 .......................................       432       427
   5.0% due 06/01/33 .......................................       695       689
   5.0% due 08/01/33 .......................................     1,284     1,272
   5.0% due 09/01/33 .......................................       844       835
   5.0% due 09/01/33 .......................................     1,188     1,177
   5.0% due 12/01/33 .......................................       650       644
   5.5% due 03/01/16 .......................................        58        60
   5.5% due 04/01/16 .......................................        42        44
   5.5% due 02/01/17 .......................................       299       310
   5.5% due 04/01/17 .......................................       166       172
   5.5% due 07/01/17 .......................................       315       327
   5.5% due 09/01/17 .......................................       250       260
   5.5% due 09/01/17 .......................................       281       291
   5.5% due 02/01/23 .......................................       449       459
   5.5% due 01/01/32 .......................................       817       828
   5.5% due 01/01/32 .......................................       119       121
   5.5% due 12/01/32 .......................................       550       557
   5.5% due 02/01/33 .......................................       553       561
   5.5% due 03/01/33 .......................................       459       465
   5.5% due 04/01/33 .......................................     1,141     1,157
   5.5% due 04/01/33 .......................................       933       946
   5.5% due 06/01/33 .......................................     1,303     1,320
   5.5% due 08/01/33 .......................................     1,687     1,710
   6.0% due 05/01/14 .......................................        45        47
   6.0% due 02/01/16 .......................................        98       103
   6.0% due 08/01/17 .......................................       233       244
   6.0% due 01/01/29 .......................................    $  200    $  207
   6.0% due 03/01/29 .......................................       257       266
   6.0% due 08/01/30 .......................................       312       323
   6.0% due 07/01/31 .......................................       118       124
   6.0% due 11/01/31 .......................................       343       354
   6.0% due 01/01/32 .......................................       450       466
   6.0% due 02/01/32 .......................................       152       157
   6.0% due 03/01/32 .......................................       266       275
   6.0% due 03/01/32 .......................................       206       213
   6.0% due 04/01/32 .......................................       245       253
   6.0% due 10/01/32 .......................................       558       577
   6.0% due 12/01/32 .......................................       281       291
   6.0% due 04/01/33 .......................................       425       440
   6.0% due 05/01/33 .......................................       770       796
   6.125% due 03/15/12 .....................................     1,000     1,114
   6.5% due 02/01/15 .......................................        51        54
   6.5% due 07/01/16 .......................................        59        63
   6.5% due 07/01/16 .......................................       242       257
   6.5% due 07/01/17 .......................................       127       134
   6.5% due 03/01/22 .......................................       329       345
   6.5% due 11/01/29 .......................................       106       111
   6.5% due 12/01/30 .......................................       102       107
   6.5% due 01/01/31 .......................................        12        12
   6.5% due 02/01/31 .......................................        19        20
   6.5% due 02/01/31 .......................................        75        78
   6.5% due 02/01/31 .......................................        94        99
   6.5% due 02/01/31 .......................................       120       126
   6.5% due 05/01/31 .......................................        47        49
   6.5% due 05/01/31 .......................................
   6.5% due 07/01/31 .......................................        92        96
   6.5% due 08/01/31 .......................................       103       108
   6.5% due 12/01/31 .......................................       215       225
   6.5% due 02/01/32 .......................................       250       262
   6.5% due 04/01/32 .......................................       394       412
   6.5% due 04/01/32 .......................................        81        85
   6.5% due 04/01/32 .......................................       158       166
   6.5% due 04/01/32 .......................................       136       142
   6.5% due 05/01/32 .......................................        51        54
   6.5% due 05/01/32 .......................................       740       774
   6.5% due 07/01/32 .......................................       328       343
   6.5% due 07/01/32 .......................................       356       372
   7.0% due 12/01/15 .......................................        92        98
   7.0% due 03/01/16 .......................................        73        78
   7.0% due 01/01/30 .......................................        92        98
   7.0% due 02/01/31 .......................................       141       149
   7.0% due 04/01/31 .......................................        31        32
   7.0% due 05/01/31 .......................................       142       150
   7.0% due 08/01/31 .......................................       226       239
   7.0% due 12/01/31 .......................................       294       311
   7.0% due 02/01/32 .......................................       199       210
   7.0% due 05/01/32 .......................................       129       136
   7.0% due 10/01/32 .......................................       204       216
   7.125% due 01/15/30 .....................................       709       854
   7.25% due 05/15/30 ......................................       150       183

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
     Name of Issuer                                             Value     Value
     --------------                                            -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   7.5% due 10/01/15 .......................................    $   78   $    83
   7.5% due 09/01/30 .......................................        98       105
   7.5% due 09/01/30 .......................................        86        92
   7.5% due 11/01/30 .......................................        22        24
   7.5% due 06/01/31 .......................................       123       132
   7.5% due 06/01/31 .......................................        50        54
   7.5% due 08/01/31 .......................................       111       119
   8.0% due 08/01/30 .......................................        44        48
   8.0% due 09/01/31 .......................................       204       220
   8.5% due 09/01/30 .......................................        42        45
   Federal National Mortgage Assoc. - Debs..................
   6.25% due 05/15/29 ......................................     1,165     1,262
   6.375% due 06/15/09 .....................................       800       905
   Federal National Mortgage Assoc. - Notes
   4.0% due 11/01/10 .......................................       452       454
   5.0% due 01/15/07 .......................................       400       427
   5.5% due 01/01/09 .......................................       128       131
   5.5% due 12/25/10 .......................................       900       926
   5.75% due 06/15/05 ......................................     1,000     1,060
   6.0% due 12/25/10 .......................................       350       359
   6.0% due 10/01/12 .......................................       146       153
   6.625% due 09/15/09 .....................................       750       858
   Government National Mortgage Assoc. -
     Bonds
   6.0% due 12/15/32 .......................................       350       364
   4.5% due 08/15/33 .......................................       199       191
   5.0% due 09/15/33 .......................................       198       196
   5.0% due 10/15/33 .......................................       199       198
   5.0% due 10/15/33 .......................................       299       297
   5.5% due 11/15/32 .......................................     1,212     1,233
   5.5% due 03/15/33 .......................................       595       605
   5.5% due 09/15/33 .......................................       399       406
   6.0% due 04/15/17 .......................................       148       156
   6.0% due 07/15/29 .......................................       192       200
   6.0% due 05/15/31 .......................................       221       230
   6.0% due 02/15/32 .......................................
   6.0% due 04/15/32 .......................................       325       339
   6.0% due 11/15/32 .......................................       612       637
   6.0% due 01/15/33 .......................................       339       352
   6.5% due 01/15/16 .......................................        59        63
   6.5% due 05/15/28 .......................................       267       282
   6.5% due 05/15/29 .......................................       292       308
   6.5% due 04/15/31 .......................................       139       146
   6.5% due 05/15/31 .......................................       102       107
   6.5% due 05/15/31 .......................................       176       185
   6.5% due 08/15/31 .......................................       204       215
   6.5% due 01/15/32 .......................................       435       459
   6.5% due 05/15/32 .......................................       204       215
   6.5% due 05/15/32 .......................................        97       103
   7.0% due 08/15/29 .......................................       141       150
   7.0% due 12/15/30 .......................................       292       311
   7.0% due 03/15/31 .......................................       335       358
   7.0% due 06/15/31 .......................................        69        74
   7.0% due 08/15/31 .......................................       114       121
   7.0% due 09/15/31 .......................................    $  193   $   206
   7.0% due 05/15/32 .......................................       153       163
   7.5% due 08/15/29 .......................................       139       149
   7.5% due 09/15/30 .......................................       122       131
   7.5% due 01/15/31 .......................................        23        24
   7.5% due 06/15/32 .......................................       255       274
   8.0% due 02/15/31 .......................................       183       199
   8.0% due 04/15/31 .......................................       152       166
   8.0% due 07/15/31 .......................................         7         8
   8.0% due 11/15/31 .......................................       155       169
   8.5% due 09/15/30 .......................................         7         8
   9.0% due 01/15/31 .......................................        38        41
   Government National Mortgage Assoc. -
     Notes
   5.0% due 08/15/33 .......................................       492       488
                                                                         -------
                                                                          98,897
U.S. Governmental - 19.4%
   U.S. Treasury - Bonds
   0.0% due 08/15/19 .......................................     1,000     1,351
   5.375% due 02/15/31 .....................................       645       673
   5.5% due 08/15/28 .......................................       270       281
   6.125% due 11/15/27 .....................................       520       586
   6.125% due 08/15/29 .....................................       100       113
   6.25% due 05/15/30 ......................................     1,250     1,442
   6.5% due 11/15/26 .......................................       300       353
   6.625% due 02/15/27 .....................................       295       352
   6.75% due 08/15/26 ......................................     1,075     1,301
   7.5% due 11/15/16 .......................................       500       637
   7.875% due 02/15/21 .....................................     1,500     1,996
   8.125% due 08/15/21 .....................................     2,080     2,837
   8.75% due 08/15/20 ......................................     1,400     2,002
   8.875% due 08/15/17 .....................................     1,450     2,054
   10.375% due 11/15/12 ....................................     4,800     6,124
   11.25% due 02/15/15 .....................................       260       416
   11.75% due 02/15/10 .....................................       250       278
   11.75% due 11/15/14 .....................................       465       667
   12.0% due 08/15/13 ......................................     1,000     1,382
   12.75% due 11/15/10 .....................................     1,000     1,198
   13.25% due 05/15/14 .....................................     1,200     1,784
   U.S. Treasury - Notes
   1.25% due 05/31/05 ......................................       100       100
   2.0% due 05/15/06 .......................................       200       200
   3.25% due 08/15/07 ......................................     5,125     5,228
   4.25% due 08/15/13 ......................................       400       401
   4.625% due 05/15/06 .....................................       300       318
   4.75% due 11/15/08 ......................................       200       214
   5.0% due 02/15/11 .......................................     1,100     1,181
   5.0% due 08/15/11 .......................................       285       305
   5.5% due 02/15/08 .......................................       500       551
   6.5% due 10/15/06 .......................................     3,550     3,954
   7.0% due 07/15/06 .......................................     1,450     1,624
                                                                         -------
                                                                          41,903

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                              Par       Market
     Name of Issuer                                          Value      Value
     --------------                                        ---------   --------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Wireless Telecommunications Services - 0.2%
   AT&T Wireless, Inc. - Notes
   7.875% due 03/01/11 .................................   $   300     $    347
                                                                       --------
         TOTAL PUBLICLY-TRADED BONDS- ..................      98.3%     211,957

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 24.7%
   State Street Navigator Securities Lending
      Portfolio ........................................    53,178       53,178

SHORT-TERM INVESTMENTS - 1.4%

Investment in joint trading account (Note B)
   1.061% due 01/02/04 .................................     3,109        3,109
                                                           -------     --------
               TOTAL INVESTMENTS- ......................     124.4%     268,244
         Payables, less cash and receivables - .........     (24.4)%    (52,583)
                                                           -------     --------
                  NET ASSETS- ..........................     100.0%    $215,661
                                                           =======     ========

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Bond Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Mortgage Int. Networking, 0.98%, due 01/02/04        $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
   Joint Trading Account Totals                      $385,633
                                                     ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $ 52,065                 $ 53,178

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of it's fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $100 Million and    Excess Over
First $100 Million     $250 Million     $250 Million
------------------   ----------------   ------------
      0.15%                0.13%            0.11%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $11 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Mellon Bond Associates, LLP, with respect to the Fund. Mellon Bond Associates, LLP is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $147,473         $87,456

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $262,513       $6,719         $(987)          $5,732

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and premium amortization and market discount accretion on debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed    Undistributed
   Ordinary      Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain    Carryforwards     Appreciation
-------------   --------------   -------------   --------------
     $--              $--             $--             $5,732

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $9,830                  $1,105                 $689
2002          9,249                     179                  217

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                With Trust            During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                       Positions Held                Principal Occupation(s)
Name, Address and Age                    With Trust                   During Past Five Years
------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice Chairman,
                                                                President & Director, John Hancock
                                                                Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                       and Trustee            Brokerage, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice President
                                                                Corporate Communications, John
                                                                Hancock Life Insurance Company

Jude A. Curtis (age 45)               Compliance Officer        Vice President and Chief Investment
John Hancock Place                                              Compliance Officer, John Hancock
Boston, Massachusetts 02117                                     Life Insurance Company; formerly
                                                                Second Vice President and Counsel,
                                                                Office of Business Conduct; John
                                                                Hancock Life Insurance Company;
                                                                formerly a Partner at Hale and Dorr
                                                                LLP (law firm)

Janet Wang (age 35)              Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                  Treasurer            Director of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)             Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                 Secretary            Director, Product & Market
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                 Positions Held           Principal Occupation(s)
Name, Address and Age              With Trust              During Past Five Years
---------------------------   -------------------   -----------------------------
Arnold R. Bergman (age 53)    Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         company; formerly Vice President,
                                                    General Counsel and Secretary, First
                                                    Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Earnings Growth Fund (FORMERLY MULTI-CAP GROWTH FUND)
Fidelity Management and Research Company                              Joseph Day
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 24.80%, underperforming its benchmark, the
     Russell 1000 Growth Index.

..    On April 7th, the Fund's name, strategy and sub-adviser changed. The Fund now invests primarily in large cap growth stocks. Previously, the Fund invested broadly across growth stocks in all capitalizations.

..    Since April 8th, the Fund underperformed its benchmark primarily due to unfavorable sector allocation decisions. The Fund's underweight to the health care and consumer discretionary sectors was the primary detractor to relative performance.

..    The Fund's exposure to information technology was the largest contributor to absolute performance.

..    The top contributing stocks to absolute returns included Intel and Cisco
     Systems, while the key detractors included Merck & Co and Johnson and Johnson.

..    The manager employs a bottom-up, research approach to identify companies with above average, long term growth potential and that are reasonably priced.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

               Earnings          Earnings
             Growth Fund   Growth Benchmark (1)
             -----------   --------------------
04/30/1996    10,000.00          10,000.00
05/31/1996    10,251.79          10,204.00
06/30/1996    10,020.18           9,895.84
07/31/1996     9,186.41           9,127.92
08/31/1996     9,881.14           9,621.74
09/30/1996    10,473.40          10,232.72
10/31/1996    10,325.04          10,113.00
11/30/1996    10,408.08          10,708.66
12/31/1996    10,268.97          10,528.75
01/31/1997     9,993.70          10,994.12
02/28/1997     9,826.76          10,752.25
03/31/1997     9,079.40          10,144.75
04/30/1997     9,186.08          10,393.30
05/31/1997    10,176.45          11,324.53
06/30/1997    10,693.34          11,638.22
07/31/1997    10,906.54          12,752.00
08/31/1997    10,949.96          12,627.03
09/30/1997    11,734.37          13,265.96
10/31/1997    11,385.11          12,601.34
11/30/1997    11,546.73          12,733.65
12/31/1997    11,979.95          12,900.46
01/31/1998    11,743.17          12,668.25
02/28/1998    12,727.51          13,859.07
03/31/1998    13,428.86          14,439.76
04/30/1998    13,655.58          14,636.14
05/31/1998    13,098.04          14,034.60
06/30/1998    14,210.98          14,431.78
07/31/1998    14,045.44          13,814.10
08/31/1998    11,448.27          11,176.99
09/30/1998    12,369.61          12,021.97
10/31/1998    13,332.17          12,906.78
11/30/1998    14,294.91          13,776.70
12/31/1998    16,660.12          15,203.97
01/31/1999    17,538.89          15,660.08
02/28/1999    16,892.48          14,894.31
03/31/1999    19,063.51          15,723.92
04/30/1999    20,312.55          16,440.93
05/31/1999    20,063.39          16,228.84
06/30/1999    21,163.77          17,361.62
07/31/1999    20,863.44          16,809.52
08/31/1999    21,976.72          16,634.70
09/30/1999    22,827.71          16,493.30
10/31/1999    26,426.65          17,768.23
11/30/1999    32,865.05          19,609.02
12/31/1999    35,635.68          23,003.35
01/31/2000    36,370.29          22,998.75
02/29/2000    37,510.20          27,833.08
03/31/2000    44,728.65          27,860.91
04/30/2000    37,360.82          25,155.62
05/31/2000    32,525.11          23,321.77
06/30/2000    30,324.75          25,796.22
07/31/2000    34,861.83          24,163.31
08/31/2000    32,535.05          27,807.14
09/30/2000    36,542.95          26,447.37
10/31/2000    32,968.18          24,638.37
11/30/2000    30,025.02          19,284.45
12/31/2000    21,906.15          20,300.75
01/31/2001    23,328.44          21,459.92
02/28/2001    24,488.20          17,747.35
03/31/2001    18,721.01          15,207.71
04/30/2001    15,605.98          17,742.83
05/31/2001    18,494.59          17,659.44
06/30/2001    18,247.59          17,668.27
07/31/2001    17,498.57          16,477.43
08/31/2001    16,632.90          15,282.81
09/30/2001    15,129.92          12,756.57
10/31/2001    12,868.42          14,097.28
11/30/2001    13,665.54          15,615.56
12/31/2001    14,500.75          16,208.95
01/31/2002    14,712.74          15,682.16
02/28/2002    13,396.41          14,792.98
03/31/2002    12,496.69          15,921.68
04/30/2002    13,256.40          15,079.43
05/31/2002    12,969.80          14,714.50
06/30/2002    12,490.46          13,353.41
07/31/2002    10,109.70          12,618.97
08/31/2002    10,118.14          12,656.83
09/30/2002    10,152.01          11,344.32
10/31/2002     9,438.30          12,384.59
11/30/2002    10,094.05          13,057.08
12/31/2002     9,893.01          12,154.83
01/31/2003     9,803.32          11,859.47
02/28/2003     9,651.81          11,804.92
03/31/2003     9,911.77          12,024.49
04/30/2003    10,462.07          12,913.10
05/31/2003    10,923.67          13,557.46
06/30/2003    10,992.00          13,744.55
07/31/2003    11,176.63          14,086.79
08/31/2003    11,432.54          14,437.55
09/30/2003    11,299.17          14,283.07
10/31/2003    11,823.18          15,085.78
11/30/2003    11,917.14          15,244.18
12/31/2003    12,415.25          15,771.63

Value on 12/31/03:
-----------------
$12,415  Earnings Growth Fund
$15,772  Earnings Growth Benchmark(1)

MORNINGSTAR CATEGORY+:
.. Large Growth

MORNINGSTAR RISK+:
.. High (VL/VUL)
.. High (VA)

MORNINGSTAR RATING+:
.. * (VL/VUL)
.. * (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                           % of
                          Assets
                          ------
Pfizer, Inc.                5.4%
Microsoft Corp.             5.3%
Intel Corp.                 3.9%
General Electric Co.        3.8%
Cisco Systems, Inc.         3.2%
Merck & Co., Inc.           2.6%
Johnson & Johnson           2.1%
Gillette Co.                2.1%
Wal-Mart Stores, Inc.       2.0%
Texas Instruments, Inc.     1.9%

AVERAGE ANNUAL TOTAL RETURNS*

                              Earnings    Earnings Growth
                            Growth Fund     Benchmark(1)
                            -----------   ---------------
1 Year                         24.80%          29.76%
3 Years                       -18.96           -8.07
5 Years                        -5.71            0.74
Since Inception (5/1/96)        2.86            6.12

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Information Technology    25.80%
Health Care               23.40%
Consumer Staples          13.80%
Industrials               10.57%
Consumer Discretion       10.54%
Financials                 7.90%
Energy                     4.37%
Telecommunication
Services                   2.29%
Materials                  1.32%

(1) The Earnings Growth Benchmark represents the Russell Mid Cap Growth Index from May 1996 to April 2002 and then the Russell 1000 Growth Index from May 2002-present.

* Total returns are for the period ended December 31, 2003. Returns represents past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 921 VL/VUL subaccounts and 1,733 VA subaccounts in the Morningstar Large Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $46,400 of
   securities loaned (Note B)) ....................................   $ 161,580
Net unrealized appreciation of investments ........................      29,494
Short-term investments at value ...................................      52,936
                                                                      ---------
      Total investments ...........................................     244,010
Receivable for:
   Dividends ......................................................         219
                                                                      ---------
Total assets ......................................................     244,229
                                                                      ---------
LIABILITIES
Payables for:
   Investments purchased ..........................................         181
   Fund shares purchased ..........................................         168
   Collateral for securities on loan ..............................      47,498
   Other liabilities ..............................................          17
                                                                      ---------
Total liabilities .................................................      47,864
                                                                      ---------
Net assets ........................................................   $ 196,365
                                                                      =========
Shares of beneficial interest outstanding .........................      24,042
                                                                      ---------
Net asset value per share .........................................   $    8.17
                                                                      =========
Composition of net assets:
   Capital paid-in ................................................   $ 483,853
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ...................    (316,982)
   Net unrealized appreciation of investments .....................      29,494
                                                                      ---------
Net assets ........................................................   $ 196,365
                                                                      =========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $   169
   Dividends ........................................................     1,929
   Securities lending ...............................................        23
                                                                        -------
Total investment income .............................................     2,121
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................     1,666
   Auditors fees ....................................................        25
   Custodian fees ...................................................        73
   Legal fees .......................................................        13
   Printing & mailing fees ..........................................        72
   Trustees' fees ...................................................         6
   Other fees .......................................................         7
                                                                        -------
Total expenses ......................................................     1,862
   Less expenses reimbursed .........................................       (42)
                                                                        -------
Net expenses ........................................................     1,820
                                                                        -------
Net investment income ...............................................       301
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................     2,753
      Foreign currency transactions .................................      (155)
   Change in unrealized appreciation on:
      Investments ...................................................    36,063
      Translation of assets and liabilities in foreign
         currencies .................................................        87
                                                                        -------
Net realized and unrealized gain ....................................    38,748
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $39,049
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                         Year Ended    Year Ended
                                                         December 31   December 31
                                                             2003         2002
                                                         -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income (loss) ......................    $    301      $   (801)
   Net realized gain (loss) ..........................       2,598       (95,364)
   Change in net unrealized appreciation .............      36,150        16,632
                                                          --------      --------
      Net increase (decrease) in net assets resulting
         from operations .............................      39,049       (79,533)
Distributions to shareholders from:
   Net investment income .............................        (108)
   Realized gains ....................................      (3,020)
                                                          --------
      Decrease in net assets resulting from
         distributions ...............................      (3,128)
From fund share transactions:
   Proceeds from shares sold .........................      40,423        56,048
   Distributions reinvested ..........................       3,128
   Payment for shares redeemed .......................     (42,966)      (62,555)
                                                          --------      --------
      Increase (decrease) in net assets from fund
         share transactions ..........................         585        (6,507)
                                                          --------      --------
NET INCREASE (DECREASE) IN NET ASSETS ................      36,506       (86,040)

NET ASSETS
   Beginning of Period ...............................     159,859       245,899
                                                          --------      --------
   End of Period .....................................    $196,365      $159,859
                                                          ========      ========
Analysis of fund share transactions:
   Sold ..............................................       5,521         7,156
   Reinvested ........................................         388
   Redeemed ..........................................      (5,896)       (8,119)
                                                          --------      --------
Net increase (decrease) in fund shares outstanding ...          13          (963)
                                                          ========      ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                            Earnings Growth Fund
                                                           -------------------------------------------------------
                                                                          Year Ended  December 31,
                                                           -------------------------------------------------------
                                                            2003(c)        2002       2001       2000       1999
                                                           --------      --------   --------   --------   --------
Net Assets Value at Beginning of Period ................   $   6.65      $   9.84   $  15.60   $  29.22   $  15.12
Income from Investment Operations:
   Net Investment Income (Loss) ........................       0.01         (0.04)     (0.06)     (0.05)     (0.19)
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ...................................       1.64         (3.15)     (5.70)    (10.49)     17.70
                                                           --------      --------   --------   --------   --------
   Total From Investment Operations ....................       1.65         (3.19)     (5.76)    (10.54)     17.51
Less Distributions:
   Distribution from Net Realized Gains on
      Investments ......................................      (0.13)                              (0.41)     (3.41)
   Distribution from Excess of Net Investment Income/
      Gains ............................................                                          (1.61)
   Distribution from Capital Paid-in ...................                                          (1.06)
                                                           --------                            --------   --------
   Total Distributions .................................      (0.13)                              (3.08)     (3.41)
                                                           --------      --------   --------   --------   --------
Net Assets Value at End of Period ......................   $   8.17      $   6.65   $   9.84   $  15.60   $  29.22
                                                           ========      ========   ========   ========   ========
Total Investment Return(b) .............................      24.80%       (32.39)%   (36.93)%   (35.86)%   118.31%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ...       1.05%(d)      1.04%      0.94%      0.85%      0.93%
   Ratio of Net Investment Income (Loss) to Average
      Net Assets .......................................       0.17%        (0.42)%    (0.49)%    (0.43)%    (0.68)%
   Portfolio Turnover Rate .............................     124.28%       192.54%    111.69%    140.94%    106.06%
Net Assets End of Period (000s Omitted) ................   $196,365      $159,859   $245,899   $393,988   $452,937

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new Sub-Advisory Agreement with Fidelity Management Company during the period shown.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.07% for the years ended December 31, 2003.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                            -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 0.8%
   Boeing Co. * ............................................    14,500   $   611
   Lockheed Martin Corp. ...................................    15,755       810
   Precision Castparts Corp. ...............................     3,300       150
                                                                         -------
                                                                           1,571

Air Freight & Couriers - 0.8%
   United Parcel Service, Inc. - Cl. B .....................    20,500     1,528

Banks - 1.3%
   Bank of America Corp. * .................................    11,100       893
   Bank One Corp. * ........................................    23,700     1,081
   Fifth Third Bancorp * ...................................     9,669       571
                                                                         -------
                                                                           2,545

Beverages - 3.0%
   Coca-Cola Co. * .........................................    68,800     3,492
   PepsiCo, Inc. * .........................................    51,900     2,419
                                                                         -------
                                                                           5,911

Biotechnology - 1.9%
   Amgen, Inc. * ...........................................    38,400     2,373
   Cephalon, Inc. * ........................................     3,800       184
   Genetech, Inc. * ........................................    10,600       992
   Millennium Pharmaceuticals, Inc. * ......................     6,900       129
                                                                         -------
                                                                           3,678

Building Products - 0.3%
   Masco Corp. .............................................    22,100       606

Chemicals - 1.1%
   Dow Chemical Co. * ......................................    33,300     1,384
   Praxair, Inc. * .........................................    20,200       772
                                                                         -------
                                                                           2,156

Commercial Services & Supplies - 1.9%
   Avery Dennison Corp. * ..................................    10,700       599
   Choicepoint, Inc. * .....................................     9,400       358
   First Data Corp. * ......................................    27,900     1,146
   Paychex, Inc. ...........................................    19,000       707
   Waste Management, Inc. * ................................    28,200       835
                                                                         -------
                                                                           3,645

Communications Equipment - 3.3%
   Cisco Systems, Inc. * ...................................   252,315     6,129
   Motorola, Inc. ..........................................    26,800       377
                                                                         -------
                                                                           6,506

Computers & Peripherals - 7.0%
   Dell, Inc. * ............................................    92,300     3,134
   EMC Corp. * .............................................   114,100     1,474
   Intel Corp. .............................................   230,000     7,406
   International Business Machines Corp. ...................    18,600     1,724
                                                                         -------
                                                                          13,738

Credit Card - 0.9%
   American Express Co. * ..................................    23,500     1,133
   MBNA Corp. * ............................................    22,900   $   569
                                                                         -------
                                                                           1,702

Diversified Financials - 2.6%
   Charles Schwab Corp. * ..................................    26,000       308
   Citigroup, Inc. * .......................................    50,703     2,461
   Merrill Lynch & Co., Inc. * .............................    10,000       586
   Morgan Stanley, Dean Witter, Discover & Co. .............    24,600     1,424
   State Street Corp. ......................................     7,100       370
                                                                         -------
                                                                           5,149

Diversified Telecommunication Services - 2.2%
   Nextel Communications, Inc. - Cl. A * ...................    39,700     1,114
   Qwest Communications International, Inc. ................    73,700       318
   SBC Communications, Inc. * ..............................    38,300       999
   Verizon Communications * ................................    55,600     1,950
                                                                         -------
                                                                           4,381

Electronic Equipment & Instruments - 0.4%
   Gentex Corp. * ..........................................     9,400       415
   Thermo Electron Corp. * .................................    16,500       416
                                                                         -------
                                                                             831

Energy Equipment & Services - 2.6%
   Baker Hughes, Inc. * ....................................    37,900     1,219
   Nabors Industries, Ltd. * ...............................    25,500     1,058
   Rowan Cos., Inc. * ......................................    23,100       535
   Schlumberger, Ltd. * ....................................    26,200     1,434
   Transocean Sedco Forex, Inc. * ..........................    12,100       290
   Weatherford Bermuda * ...................................    12,600       454
                                                                         -------
                                                                           4,990

Food & Drug Retailing - 1.0%
   Safeway, Inc. * .........................................    11,700       256
   Sysco Corp. * ...........................................    28,800     1,072
   Walgreen Co. * ..........................................    18,100       659
                                                                         -------
                                                                           1,987

Food Products - 1.0%
   ConAgra, Inc. ...........................................    21,800       575
   Hershey Foods Corp. * ...................................     7,400       570
   J.M. Smucker Co. * ......................................    19,400       879
                                                                         -------
                                                                           2,024

Health Care Equipment & Supplies - 2.9%
   Alcon, Inc. * ...........................................     8,100       490
   Baxter International, Inc. ..............................    34,800     1,062
   Becton, Dickinson & Co. * ...............................    14,500       597
   Boston Scientific Corp. * ...............................    18,000       662
   C.R. Bard, Inc. * .......................................     4,600       374
   Medtronic, Inc. * .......................................    45,180     2,196
   St. Jude Medical, Inc. * ................................     6,200       380
                                                                         -------
                                                                           5,761

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                          Market
                    Name of Issuer                              Shares    Value
                    --------------                             -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Providers & Services - 1.7%
   Cardinal Health, Inc. * .................................    13,647   $   835
   Health Management Assoc., Inc. - Cl. A * ................    28,800       691
   Quest Diagnostics, Inc. * ...............................     5,800       424
   UnitedHealth Group, Inc. * ..............................    24,080     1,401
                                                                         -------
                                                                           3,351
Hotels Restaurants & Leisure - 0.3%
   Cumulus Media, Inc. - Cl. A * ...........................     1,653        36
   McDonald's Corp. * ......................................    24,400       606
                                                                         -------
                                                                             642
Household Durables - 0.3%
   Herman Miller, Inc. * ...................................     7,500       182
   Leggett & Platt, Inc. * .................................    16,400       355
                                                                         -------
                                                                             537
Household Products - 2.4%
   Clorox Co. * ............................................    21,500     1,044
   Procter & Gamble Co. * ..................................    36,900     3,686
                                                                         -------
                                                                           4,730
Industrial Conglomerates - 6.1%
   3M Co....................................................    40,800     3,469
   General Electric Co. * ..................................   236,200     7,317
   Tyco International, Ltd. * ..............................    40,700     1,079
                                                                         -------
                                                                          11,865
Insurance - 2.2%
   AFLAC, Inc. * ...........................................    26,370       954
   Ambac Financial Group, Inc. .............................     7,700       534
   American International Group, Inc. * ....................    42,200     2,797
                                                                         -------
                                                                           4,285
Internet & Catalog Retail - 0.6%
   Amazon.com, Inc. * ......................................     9,810       516
   eBay, Inc. * ............................................    10,400       672
                                                                         -------
                                                                           1,188
Internet Software & Services - 0.4%
   Yahoo, Inc. * ...........................................    18,200       822

IT Consulting & Services - 0.3%
   Affiliated Computer Services, Inc. -
      Cl. A * ..............................................    11,100       604
Machinery - 1.4%
   Danaher Corp. * .........................................    11,900     1,092
   Parker-Hannifin Corp. ...................................    26,300     1,565
                                                                         -------
                                                                           2,657
Media - 4.7%
   Clear Channel Communications, Inc. ......................    21,500     1,007
   Comcast Corp. - Cl. A ...................................    35,700     1,174
   EchoStar Communications Corp. - Cl. A * .................     6,825       232
   New York Times Co. - Cl. A * ............................     8,900       425
   Omnicom Group, Inc. .....................................     7,400       646
   The Walt Disney Co. * ...................................    53,300   $ 1,244
   Time Warner, Inc. * .....................................   129,651     2,332
   Univision Communications, Inc. - Cl. A * ................    18,500       734
   Viacom, Inc. - Cl. B * ..................................    31,900     1,416
                                                                         -------
                                                                           9,210
Multiline Retail - 2.3%
   Big Lots, Inc. * ........................................    53,700       763
   Wal-Mart Stores, Inc. * .................................    71,300     3,783
                                                                         -------
                                                                           4,546
Oil & Gas - 1.7%
   Apache Corp. ............................................     9,400       762
   BJ Services Co. * .......................................    35,800     1,285
   Burlington Resources, Inc. * ............................    10,000       554
   Exxon Mobil Corp. * .....................................    18,400       755
                                                                         -------
                                                                           3,356
Paper & Forest Products - 0.2%
   International Paper Co. * ...............................     8,700       375

Personal Products - 3.4%
   Avon Products, Inc. .....................................    23,530     1,588
   Colgate-Palmolive Co. ...................................    24,300     1,216
   Gillette Co. ............................................   107,400     3,945
                                                                         -------
                                                                           6,749
Pharmaceuticals - 16.3%
   Abbott Laboratories * ...................................    70,600     3,290
   Allergan, Inc. * ........................................    10,000       768
   Bristol-Myers Squibb Co. * ..............................    34,500       987
   Eli Lilly & Co. * .......................................    32,125     2,259
   Forest Laboratories, Inc. * .............................    13,230       818
   Johnson & Johnson .......................................    79,300     4,097
   Merck & Co., Inc. * .....................................   108,200     4,999
   Pfizer, Inc. * ..........................................   293,424    10,367
   Schering-Plough Corp. * .................................    84,500     1,469
   Wyeth * .................................................    67,500     2,865
                                                                         -------
                                                                          31,919
Semiconductor Equipment & Products - 6.1%
   Altera Corp. * ..........................................    24,600       559
   Analog Devices, Inc. * ..................................    53,800     2,456
   Applied Materials, Inc. * ...............................    79,095     1,776
   KLA-Tencor Corp. * ......................................    16,845       988
   Linear Technology Corp. * ...............................    17,500       736
   LTX Corp. * .............................................    44,800       673
   Texas Instruments, Inc. * ...............................   125,575     3,689
   Xilinx, Inc. * ..........................................    27,800     1,077
                                                                         -------
                                                                          11,954
Software - 6.6%
   Ariba, Inc. * ...........................................    48,500       146
   BEA Systems, Inc. * .....................................    39,200       482
   Intuit, Inc. * ..........................................    21,000     1,111

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                        Market
                    Name of Issuer                            Shares    Value
                    --------------                           -------   --------
                                                                        (000's)
COMMON STOCK - Continued

Software - Continued
   Microsoft Corp. * .....................................   366,410   $ 10,091
   Oracle Corp. * ........................................    88,200      1,164
                                                                       --------
                                                                         12,994
Specialty Retail - 3.0%
   AutoZone, Inc. * ......................................     4,000        341
   CarMax, Inc. ..........................................    22,200        687
   Gap, Inc. .............................................    40,200        933
   Home Depot, Inc. * ....................................    68,000      2,413
   Lowe's Cos., Inc. * ...................................    22,200      1,230
   Sherwin-Williams Co. * ................................    11,000        382
                                                                       --------
                                                                          5,986
Textiles & Apparel - 0.8%
   Nike, Inc. - Cl. B ....................................    23,100      1,581

Tobacco - 0.6%
   Altria Group, Inc. ....................................    21,800      1,186

Trading Companies & Distributors - 0.2%
   CDW Corp. .............................................     7,200        416

U.S. Government Agencies - 0.7%
   Federal National Mortgage Assoc. * ....................    18,809      1,412
                                                                       --------
      TOTAL COMMON STOCK- ................................      97.3%   191,074

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 24.2%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $47,498     47,498

SHORT-TERM INVESTMENTS - 2.8%

   Invesment in joint trading account
      (Note B)
      1.061% due 01/02/04 ................................     5,438      5,438
                                                             -------   --------
            TOTAL INVESTMENTS- ...........................     124.3%   244,010
         Payables, less cash and receivables- ............     (24.3)%  (47,645)
                                                             -------   --------
               NET ASSETS- ...............................     100.0%  $196,365
                                                             =======   ========

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Earnings Growth Fund, (formerly Multi Cap Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04     $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04      19,998
Barclays US Fund, 1.10%, due 01/05/04                 29,997
Cargill Asia Pacific, 1.06%, due 01/02/04             20,000
Cargill Asia Pacific, 1.05%, due 01/02/04             25,000
Danske Corp., 1.07%, due 01/05/04                     49,996

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Greenwich CPL Holding Funding, 0.95%, due 01/02/04     $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $46,400                  $47,498

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003 the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $207,299, $105,946 and $2,956 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $21. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

                     Excess Over
First $100 Million   $100 Million
------------------   ------------
       1.00%             0.90%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $42 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Fidelity Investments Institutional Services Co., with respect to the Fund. Fidelity Investments Institutional Services Co. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $209,977         $211,755

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $215,297      $30,476        $(1,764)        $28,712

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on it's federal income tax return.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $316,201         $28,712

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $118                   $--                   $3,010
2002            --                    --                       --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                   Disinterested Trustees

                                   Positions Held        Principal Occupation(s)
Name, Address and Age                With Trust          During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)            Trustee       Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                   Positions Held        Principal Occupation(s)
Name, Address and Age                With Trust          During Past Five Years
--------------------------------   --------------   ---------------------------------
Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                      Positions Held              Principal Occupation(s)
Name, Address and Age                   With Trust                During Past Five Years
------------------------------   ------------------------   ----------------------------------
Michele G. Van Leer* (age 46)      Chairman and Trustee     Senior Vice President, Product
John Hancock Place                                          Management, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice Chairman,
                                                            President & Director, John Hancock
                                                            Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)   Vice Chairman, President   Senior Vice President, Signator
John Hancock Place                      and Trustee         Brokerage, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice President
                                                            Corporate Communications, John
                                                            Hancock Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                     Positions Held                 Principal Occupation(s)
Name, Address and Age                  With Trust                   During Past Five Years
---------------------------   ----------------------------   ------------------------------------
Jude A. Curtis (age 45)            Compliance Officer        Vice President and Chief Investment
John Hancock Place                                           Compliance Officer, John Hancock
Boston, Massachusetts 02117                                  Life Insurance Company; formerly
                                                             Second Vice President and Counsel,
                                                             Office of Business Conduct; John
                                                             Hancock Life Insurance Company;
                                                             formerly a Partner at Hale and Dorr
                                                             LLP (law firm)

Janet Wang (age 35)           Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)               Treasurer            Director of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)          Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)              Secretary            Director, Product & Market
John Hancock Place                                           Management, John Hancock Life
Boston, Massachusetts 02117                                  Insurance Company

Arnold R. Bergman (age 53)         Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                           John Hancock Life Insurance
Boston, Massachusetts 02117                                  company; formerly Vice President,
                                                             General Counsel and Secretary, First
                                                             Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Earnings Growth Fund (formerly, Multi Cap Growth Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Earnings Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Emerging Markets Equity Fund
Van Kampen                                                  Narayan Ramachandran
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 56.9% outperforming its benchmark, the MSCI EMF
     Index.

..    The Fund outperformed its benchmark primarily due to favorable stock selection and country allocation decisions. Sector allocation decisions detracted, primarily due to the Fund's modest exposure to cash.

..    Stock selection exposures were most positive from the Fund's holdings in
     Russia, South Korea and India and from overweight positions in outperforming countries such Turkey and Thailand.

..    The Fund's exposure to the materials and financial sectors and to South
     Africa, South Korea and Russia were some of the largest contributors to absolute returns.

..    The top contributing stocks to absolute returns came from a variety of sectors and included Samsung Electronics, Anglo American and Petrobras. Stocks that detracted the most included LG Card Co. and SK Telecom.

..    The manager combines top-down country allocation decisions with bottom-up fundamental stock selection. The manager selects stocks within undervalued countries using fundamental proprietary research to identify companies with strong earnings growth and reasonable valuations.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

             Emerging Markets   MSCI Emerging Markets
               Equity Fund          Free Index (2)
             ----------------   ---------------------
 5/01/1998      $10,000.00           $10,000.00
 5/31/1998        8,687.98             8,630.00
 6/30/1998        7,960.03             7,724.71
 7/31/1998        8,533.05             7,969.59
 8/31/1998        5,844.62             5,665.58
 9/30/1998        6,556.15             6,024.78
10/31/1998        7,080.77             6,659.19
11/30/1998        7,667.81             7,213.23
12/31/1998        7,113.31             7,108.64
 1/31/1999        6,933.57             6,994.19
 2/28/1999        6,732.04             7,062.03
 3/31/1999        7,577.83             7,992.81
 4/30/1999        8,290.44             8,981.52
 5/31/1999        7,990.48             8,929.43
 6/30/1999        9,228.06             9,942.92
 7/31/1999        8,932.36             9,672.47
 8/31/1999        8,752.42             9,760.49
 9/30/1999        8,575.24             9,430.58
10/31/1999        9,055.88             9,631.46
11/30/1999       10,560.14            10,495.40
12/31/1999       12,901.29            11,830.41
 1/31/2000       12,556.47            11,901.39
 2/29/2000       13,603.32            12,058.49
 3/31/2000       13,829.75            12,117.58
 4/30/2000       12,047.85            10,968.83
 5/31/2000       11,235.00            10,515.82
 6/30/2000       12,012.47            10,885.98
 7/31/2000       11,066.32            10,326.44
 8/31/2000       11,162.35            10,377.04
 9/30/2000        9,707.19             9,471.12
10/31/2000        8,762.37             8,784.46
11/30/2000        7,692.06             8,016.70
12/31/2000        7,726.21             8,209.91
 1/31/2001        8,827.46             9,340.41
 2/28/2001        7,938.17             8,609.06
 3/31/2001        7,092.43             7,763.65
 4/30/2001        7,533.72             8,147.17
 5/31/2001        7,613.46             8,244.12
 6/30/2001        7,488.06             8,075.12
 7/31/2001        7,035.61             7,564.77
 8/31/2001        6,855.90             7,489.88
 9/30/2001        5,800.53             6,330.45
10/31/2001        6,216.98             6,723.57
11/30/2001        6,947.56             7,425.51
12/31/2001        7,445.52             8,015.09
 1/31/2002        7,710.67             8,286.80
 2/28/2002        7,912.91             8,422.71
 3/31/2002        8,414.89             8,929.75
 4/30/2002        8,425.45             8,987.80
 5/31/2002        8,339.70             8,844.89
 6/30/2002        7,732.18             8,181.52
 7/31/2002        7,180.60             7,558.91
 8/31/2002        7,186.77             7,675.32
 9/30/2002        6,437.58             6,847.15
10/31/2002        6,841.91             7,291.53
11/30/2002        7,280.03             7,793.19
12/31/2002        6,944.46             7,534.45
 1/31/2003        6,806.33             7,501.30
 2/28/2003        6,667.82             7,298.77
 3/31/2003        6,440.33             7,091.48
 4/30/2003        7,008.44             7,723.33
 5/31/2003        7,541.39             8,277.87
 6/30/2003        7,973.17             8,749.71
 7/31/2003        8,454.58             9,297.44
 8/31/2003        9,082.73             9,921.30
 9/30/2003         9,205.9             9,993.72
10/31/2003        9,898.28            10,844.19
11/30/2003       10,103.15            10,977.57
12/31/2003       10,896.18            11,773.45

Value on 12/31/03:
------------------
$10,896   Emerging Markets Equity Fund
$11,773   MSCI Emerging Markets Free Index (2)

MORNINGSTAR CATEGORY+:

..    Diversified Emerging Markets

MORNINGSTAR RISK+:

..    Above Average (VL/VUL)

..    Above Average (VA)

MORNINGSTAR RATING+:

..    *** (VL/VUL)

..    *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                       % of
                                      Assets
                                      ------
Samsung                                8.5%
Anglo American                         4.1%
Petroleo Brasileiro SA                 2.6%
JSC Norilsk Nickel                     2.4%
America Movil SA de CV                 2.0%
Surgutneftegaz                         1.7%
Telefonos de Mexico SA                 1.6%
Companhia Vale Do Rio Doce             1.6%
Lukoil Holding                         1.6%
Standard Bank Investment Corp., Ltd.   1.5%

AVERAGE ANNUAL TOTAL RETURNS*

                           Emerging Markets       MSCI Emerging
                            Equity Fund(1)    Markets Free Index(2)
                           ----------------   ---------------------
1 Year                          56.90%                56.26%
3 Years                         12.14                 12.77
5 Years                          8.90                 10.62
Since Inception (5/1/98)         1.52                  2.92

DIVERSIFICATION BY REGION AND COUNTRY(3) (as of December 31, 2003)

                      % of
                     Assets
                     ------
Asia                  51.2%
United States         23.6%
Middle East/Africa    20.5%
Latin America          2.8%
Europe                 2.1%

DIVERSIFICATION BY REGION(4)
Developed Markets     0%
Emerging Markets    100%

(1)  Returns reflect extra-ordinary capital contribution of $445.000 in June
     1999.

(2) On May 31, MSCI implemented the final phase of its enhanced methodology which shifts to a weighting system based on freely floated or publicly available shares, rather than just market capitalization. South Africa and South Korea market weight increased the most while Mexico, India and Malaysia declined the most.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 127 VL/VUL subaccounts and 227 VA subaccounts in the Morningstar Diversified Emerging Markets category. This represents the Morningstar 3 year rating.

     "Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subadvisor to the Fund.

(3)  Calculations based upon country in which security is traded (listed).

(4)  Calculations based upon country in which security is domiciled.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 47,315
Net unrealized appreciation of investments .........................     16,144
Short-term investments at value ....................................      1,205
                                                                       --------
      Total investments ............................................     64,664
Cash ...............................................................          1
Foreign currency at value (cost $261) ..............................        266
Receivable for:
   Investments sold ................................................         72
   Dividends .......................................................        222
                                                                       --------
Total assets .......................................................     65,225
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................          8
   Fund shares purchased ...........................................        230
   Other liabilities ...............................................        314
                                                                       --------
Total liabilities ..................................................        552
                                                                       --------
Net assets .........................................................   $ 64,673
                                                                       ========
Shares of beneficial interest outstanding ..........................      7,263
                                                                       --------
Net asset value per share ..........................................   $   8.90
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 65,342
   Accumulated net realized loss on investments, and
      foreign currency transactions ................................    (16,376)
   Undistributed net investment loss ...............................       (134)
   Net unrealized appreciation/(depreciation) of:
      Investments ..................................................     16,144
      Translation of assets and liabilities in foreign
         currencies ................................................       (303)
                                                                       --------
Net assets .........................................................   $ 64,673
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    21
      Dividends .....................................................     1,249
                                                                        -------
Total investment income .............................................     1,270
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       661
      Auditors fees .................................................         6
      Custodian fees ................................................       308
      Legal fees ....................................................         3
      Printing & mailing fees .......................................         3
      Trustees' fees ................................................         1
      Other fees ....................................................         9
                                                                        -------
Total expenses ......................................................       991
      Less expenses reimbursed ......................................      (286)
                                                                        -------
Net expenses ........................................................       705
                                                                        -------
Net investment income ...............................................       565
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on:
      Investments ...................................................     2,193
      Foreign currency transactions .................................       586
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    18,424
      Translation of assets and liabilities in foreign
         currencies .................................................      (311)
                                                                        -------
Net realized and unrealized gain ....................................    20,892
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $21,457
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2003            2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ................................................     $    565       $     99
   Net realized gain (loss) .............................................        2,779         (1,885)
   Change in net unrealized appreciation (depreciation) .................       18,113         (1,219)
                                                                              --------       --------
      Net increase (decrease) in net assets resulting from operations ...       21,457         (3,005)
Distributions to shareholders from:
   Net investment income ................................................         (803)           (93)
   Realized gains .......................................................       (2,285)
                                                                              --------       --------
      Decrease in net assets resulting from distributions ...............       (3,088)           (93)
From fund share transactions:
   Proceeds from shares sold ............................................       82,919         98,743
   Distributions reinvested .............................................        3,088             93
   Payment for shares redeemed ..........................................      (74,209)       (90,188)
                                                                              --------       --------
      Increase in net assets from fund share transactions ...............       11,798          8,648
                                                                              --------       --------
NET INCREASE IN NET ASSETS ..............................................       30,167          5,550

NET ASSETS
   Beginning of Period ..................................................       34,506         28,956
                                                                              --------       --------
   End of Period ........................................................     $ 64,673       $ 34,506
                                                                              ========       ========
Analysis of fund share transactions:
   Sold .................................................................       12,330         15,252
   Reinvested ...........................................................          376             14
   Redeemed .............................................................      (11,202)       (14,004)
                                                                              --------       --------
Net increase in fund shares outstanding .................................        1,504          1,262
                                                                              ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                   Emerging Markets Fund
                                                                -----------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                -----------------------------------------------------------
                                                                  2003         2002         2001         2000       1999(c)
                                                                -------      -------      -------      -------      -------
Net Assets Value at Beginning of Period .....................   $  5.99      $  6.44      $  6.70      $ 12.26      $  7.09
Income from Investment Operations:
   Net Investment Income (Loss) .............................      0.09         0.02         0.05        (0.02)        0.03
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ........................................      3.27        (0.45)       (0.29)       (4.91)        5.35
                                                                -------      -------      -------      -------      -------
   Total From Investment Operations .........................      3.36        (0.43)       (0.24)       (4.93)        5.38
Less Distributions:
   Distribution from Net Investment Income ..................     (0.12)       (0.02)                                 (0.01)
   Distribution from Net Realized Gains on Investments ......     (0.33)                                 (0.62)       (0.10)
   Distribution from Excess of Net Investment Income/Gains...                                                         (0.42)
   Distribution from Capital Paid-in ........................                               (0.02)       (0.01)
                                                                -------      -------      -------      -------      -------
   Total Distributions ......................................     (0.45)       (0.02)       (0.02)       (0.63)       (0.53)
   Capital Contributions ....................................                                                          0.32
                                                                -------      -------      -------      -------      -------
Net Assets Value at End of Period ...........................   $  8.90      $  5.99      $  6.44      $  6.70      $ 12.26
                                                                =======      =======      =======      =======      =======
Total Investment Return(b) ..................................     56.90%       (6.73)%      (3.63)%     (40.11)%      81.37%(e)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ........      1.60%(d)     1.60%(d)     1.40%(d)     1.32%(d)     1.39%(d)
   Ratio of Net Investment Income (Loss) to Average Net
      Assets ................................................      1.28%        0.27%        0.77%       (0.28)%       0.19%
   Portfolio Turnover Rate ..................................     92.85%       88.40%      120.72%      103.90%      196.32%
Net Assets End of Period (000s Omitted) .....................   $64,673      $34,506      $28,956      $31,010      $32,596

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new Sub-Advisory Agreement with Morgan Stanley Dean Witter Investment Management, Inc. during the period shown.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 2.24%, 3.45%, 4.02%, 2.49%, and 3.44%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(e) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
                    Name of Issuer                             Shares     Value
                    --------------                           ---------   -------
                                                                         (000's)

COMMON STOCK

Brazil - 0.5%
   Aracruz Celulose SA - ADR * (BG) ......................       9,100    $  334
Egypt - 0.8%
   Egypt Mobile Phone * (J2) .............................      25,130       308
   Orascom Construction Industries * (BJ) ................      20,144       238
                                                                          ------
                                                                             546

Hong Kong - 6.9%
   ASIA Aluminum Holdings, Ltd. (BI) .....................     418,000        83
   Avichina Industry * (BV) ..............................     589,000       125
   BYD Co. (BL) ..........................................      99,000       261
   China Life Insurance Co., Ltd. * (JR) .................     438,000       358
   China Merchants Holdings
      International Co., Ltd. * (BL) .....................      98,000       129
   China Oilfield Series * (BB) ..........................     768,000       272
   China Petroleum (BB) ..................................     520,000       233
   China Res Holdings (FB) ...............................     160,000        74
   China Shipping Development * (BR) .....................     322,000       236
   China Telecom Corp. * (J2) ............................     356,000       146
   China Unicom, Ltd. (J2) ...............................     162,000       151
   CNOOC, Ltd. * (BB) ....................................     436,000       856
   Fountain Set Holdings (BY) ............................     233,000       159
   Grande Holdings (BW) ..................................     121,000       155
   Hopewell Highway * (BT) ...............................     301,000       171
   Huaneng Power International * (J3) ....................     144,000       249
   Kingboard Chemical (JY) ...............................      89,000       137
   Lianhua Supermarket * (JF) ............................     125,000       132
   Moulin International Holding * (JL) ...................      72,000        48
   Norstar Founders * (BU) ...............................     216,000        70
   PetroChina Company, Ltd. (BB) .........................     274,000       157
   PICC Property & Casualty (JR) .........................     174,000        78
   Shougang Concord (BF) .................................     755,000       111
   Victory City International (BY) .......................      92,000        40
   Wumart Stores, Inc. * (JD) ............................      63,000        62
                                                                          ------
                                                                           4,493

Hungary - 0.6%
   Gedeon Richter * (JO) .................................       3,503       412

India - 6.0%
   Bharat Heavy Electricals, Ltd. (BK) ...................      31,450       351
   Colgate Palmolive Co. * (JK) ..........................      19,051        67
   Container Corp. of India, Ltd. (BJ) ...................      14,092       206
   GlaxoSmithKline Pharmaceuticals (JO) ..................       7,000        88
   Gujarat Ambuja Cements Ltd. (BD) ......................      25,250       169
   Hero Honda Motors, Ltd. (BV) ..........................      16,950       167
   Hindlaco Industries (BD) ..............................       4,850       150
   Hindustan Lever Ltd. (JJ) .............................      29,700       134
   Hindustan Petroleum Corp., Ltd. (BB) ..................      14,000       135
   Indialnfo, Ltd. (JA) ..................................      10,639
   Indiana Development Bank (JQ) .........................     103,000       141
   Infosys Technologies, Ltd. * (JU) .....................       3,109       380
   ITC, Ltd. (JI) ........................................       6,500       141
   Morgan Stanley Group (JQ) .............................     705,000       261
   Oil & Natural Gas (BB) ................................      10,750    $  189
   Ranbaxy Laboratories, Ltd. (JO) .......................       8,660       209
   Reliance Industries, Inc. * (BC) ......................      16,300       205
   State Bank of India (JP) ..............................      19,600       263
   Steel Author India * (BF) .............................     129,000       145
   Tata Ironsteel (BF) ...................................      20,000       195
   Tata Engineering and Locomotive Co.,
      Ltd. (BD) ..........................................      27,400       272
                                                                          ------
                                                                           3,868
Indonesia - 3.1%
   Astra International (BV) ..............................     650,961       386
   Bank Central (JP) .....................................     430,500       170
   Bank Mandiri (JP) .....................................     989,500       117
   Bank Rakyat * (JP) ....................................   1,029,000       153
   Bumi Resources Tbk (BB) ...............................   3,842,000       228
   HM Sampoerna (JI) .....................................     256,500       136
   Indocement Tunggal * (BD) .............................     593,000       150
   Ramayana Lestari * (JD) ...............................     518,000       268
   Telekomunikasi Indiana - Ser. B (J1) ..................     491,000       394
                                                                          ------
                                                                           2,002
Jordan - 0.2%
   Arab Bank (JP) ........................................         300       129

Malaysia - 1.3%
   Commerce Asset Holdings * (JP) ........................     102,000       110
   Magnum Corp. Berhad * (BZ) ............................     259,000       189
   Malayan Banking Berhad * (JP) .........................      55,900       142
   Resorts World Berhad * (BZ) ...........................      51,000       136
   SP Setia (JS) .........................................     168,499       155
   YTL Corp., Berhad (J3) ................................      81,000        92
                                                                          ------
                                                                             824
Mexico - 1.4%
   Cifra SA de CV - Ser. V * (JD) ........................     125,472       358
   GF BBVA Bancomer - Ser. B (JP) ........................     372,861       319
   Wal-Mart de Mexico SA de CV - Ser. C * (JD) ...........      81,706       218
                                                                          ------
                                                                             895
Singapore - 0.4%
   TPV Technology (JX) ...................................     453,000       240

South Africa - 13.1%
   ABSA Group, Ltd. * (JP) ...............................      33,800       213
   African Bank Investments, Ltd. * (JP) .................     315,000       444
   African Life Assured (JR) .............................     146,600       335
   Anglo American Platinum Corp., Ltd. * (BF) ............       5,200       227
   Anglo American plc * (BF) .............................      84,827     1,813
   Anglogold * (BF) ......................................       9,100       427
   Edgars Consolidated Stores * (JE) .....................      10,100       193
   FirstRand, Ltd. (JP) ..................................     451,698       602
   Gold Fields Mining * (BF) .............................      34,400       491

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
                     Name of Issuer                           Shares      Value
                     --------------                        -----------   -------
                                                                         (000's)
COMMON STOCK - Continued

South Africa - Continued
   Harmony Gold Mining * (BF) ..........................         5,612   $    91
   Impala Platinum Holdings, Ltd. (BF) .................         6,128       531
   M-Cell, Ltd. (J2) ...................................       164,210       698
   Massmart * (JF) .....................................        41,100       187
   Naspers, Ltd. - N Shares (BZ) .......................        30,000       186
   Pretoria Portland Cement (BD) .......................           500        11
   Shoprite Holdings, Ltd. (JF) ........................       137,300       192
   Standard Bank Investment Corp., Ltd. (JP) ...........       160,613       941

   Steinhoff International Holdings (BW) ...............       108,000       124
   Telkom Group, Ltd. (J1) .............................        72,100       748
                                                                         -------
                                                                           8,454
South Korea - 15.7%
   Cheil Industries (BY) ...............................        11,140       162
   Daewoo Shipbuilding & Marine * (BM) .................        35,860       460
   Daishin Securities * (JQ) ...........................        22,290       327
   Good Morning Securities Co., Ltd. (JQ) ..............        31,650       146
   Handsome Corp. (BY) .................................        24,870       253
   Hankook Tire Co., Ltd. (BU) .........................        33,190       251
   Honam Petrochemical (BC) ............................         6,530       337
   Hyundai Department Store * (JE) .....................        15,260       498
   Hyundai Mobis (BM) ..................................        15,690       844
   Kookmin Bank * (JP) .................................         8,140       305
   KT & G Corp. * (JI) .................................        14,130       246
   LG Card (JQ) ........................................         5,810        15
   LG Investment & Securities Co., Ltd. * (JQ) .........        25,600       178
   Pohang Iron & Steel Co., Ltd. (BF) ..................           500        68
   Samsung Display Devices Co. (JY) ....................        15,000     1,769
   Samsung Electronics * (JY) ..........................         8,750     3,312
   Shinhan Financial (JP) ..............................        12,440       199
   SK Telecom Co., Ltd. * (J2) .........................         1,700       284
   STX Corp. (BM) ......................................         7,460        57
   STX Shipbuilding * (BR) .............................        16,510       220
   Tongyang Cement Co. (BI) ............................         2,940       216
                                                                         -------
                                                                          10,147
Taiwan - 10.4%
   Acer, Inc. * (JX) ...................................       122,466       182
   Asia Optical Co., Inc. (JL) .........................        70,000       483
   Catcher Technology Co., Ltd. (JY) ...................        30,000       108
   China Trust Finance (JP) ............................       360,109       362
   CTCI Corp. (BJ) .....................................       194,000       157
   Cyberlink Corp. (JV) ................................        31,000       128
   Eva Airways (BQ) ....................................       255,655       104
   Evergreen Marine Corp. (BR) .........................       354,540       309
   Fubon Financial HL (JQ) .............................       282,000       270
   Grand Hall Enterprises (BO) .........................        12,000        56
   Hon Hai Precision Insustry Co., Ltd. -
      Cl. G * (JY) .....................................       119,680       471
   Infortrend Technologies (JT) ........................        56,000       184
   Kaulin Manufacturing (BO) ...........................        58,000   $    84
   Largan Precision Co. (BL) ...........................        26,450       257
   Media Tekin Corp. (J0) ..............................        50,000       470
   Nan Ya Plastic Corp. (BC) ...........................       151,180       218
   Novatek Microelect * (J0) ...........................        48,500       137
   Phoenixtec Power (J3) ...............................       216,695       254
   Pihsiang Machinery (JL) .............................        11,150        39
   Polaris Securities (JQ) .............................       623,680       292
   Richtek Technologies * (J0) .........................         9,792        53
   Sunplus Technology * (J0) ...........................        59,000       110
   Taishin Financial (JP) ..............................       216,000       160
   Taiwan Cellular Corp. (J2) ..........................       222,000       193
   Taiwan Cement (BD) ..................................       768,060       378
   Taiwan Navigation (BO) ..............................       192,800       128
   Taiwan Semiconductor * (J0) .........................        99,114       185
   Waffer Technology (BF) ..............................        81,000       247
   Ya Hsing Indiana Co. * (JY) .........................       343,000       444
   Yuanta Core Pacific (JQ) ............................       233,236       139
   Zyxel Communication (JW) ............................        46,000        96
                                                                         -------
                                                                           6,698
Thailand - 5.7%
   Asian Property Development (JS) .....................       880,800       120
   Bangkok Bank Co., Ltd. * (JP) .......................       290,000       842
   Banpu Co. (BF) ......................................        27,800        81
   BEC World Public Co., Ltd. (JA) .....................        11,000        68
   Italian-Thai Development Public Co.,
      Ltd. (BD) ........................................       104,000       310
   Kasikornbank plc (JP) ...............................       166,200       273
   Land & Houses (BJ) ..................................       993,800       318
   MBK PCL (JS) ........................................        47,500        43
   PTT Public Co. (BB) .................................        52,400       211
   Ratchaburi Electric (J3) ............................        64,900        74
   Seven Eleven * (JE) .................................        45,300        64
   Siam Cement Co. * (BD) ..............................        73,600       472
   Siam Commercial Bank Public Co. *
      (JP) .............................................       149,800       210
   Sino Thai Engineering * (BJ) ........................       140,800        59
   Thai Airways International plc (BQ) .................        94,000       113
   Thai Farmers Bank Public Co., Ltd. *
      (JP) .............................................       188,100       332
   Thai Olefin Public * (BC) ...........................        52,100        58
   Thai Plastic & Chemical Public Co.,
      Ltd. (BC) ........................................        14,300        71
                                                                         -------
                                                                           3,719
Turkey - 6.0%
   Akbank TAS * (JP) ...................................    68,890,305       360
   Akcansa Cimento SA (BD) .............................   107,330,825       307
   Arcelik AS (BW) .....................................    58,868,750       327
   Enka Insaat (BL) ....................................     9,803,129       255
   Ford Otomotiv (BV) ..................................     5,505,000        37

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                          Market
                      Name of Issuer                          Shares      Value
                      --------------                       -----------   -------
                                                                         (000's)

COMMON STOCK - Continued

Turkey - Continued
   Hurriyet Gazete * (JA) ..............................   114,886,700   $   409
   Migros Turk TAS (JF) ................................     4,096,000        59
   Tofas Otomobil (BV) .................................    93,221,269       206
   Trakya * (BI) .......................................    64,478,650       142
   Turkcell Iletisim Hizmetleri AS (J2) ................    39,719,000       396
   Turkiye Garanti Bankasi AS * (JP) ...................   177,759,700       519
   Turkiye Is Bankasi - Cl. C * (JP) ...................   158,340,512       643
   Yapi ve Kredi Bankasi AS * (JP) .....................   102,596,000       212
                                                                         -------
                                                                           3,872

United Kingdom - 1.4%
   Anglo American plc (BF) .............................        23,420       505
   Gazprom Oao * (BB) ..................................        16,500       427
                                                                         -------
                                                                             932

United States - 23.2%
   Advanced Semiconductor Engineering, Inc. (JY) .......        21,340       108
   America Movil SA de CV - ADR Ser. L  (J2) ...........        47,233     1,291
   Banco Bradesco - ADR (JP) ...........................         6,039       160
   Banco Itau SA - ADR * (JP) ..........................         8,594       419
   Cemex SA de CV - ADR * (BD) .........................        12,400       325
   Check Point Software Technologies,  Ltd. * (JT) .....        36,512       614
   Coca-Cola Co. - ADR (JG) ............................         4,600        98
   Companhia De Bebidas ADR (JG) .......................        30,723       784
   Companhia Energetica de Minas Gerias - ADR (J3) .....         9,700       177
   Companhia Siderurgica Nacional SA - ADR * (BF) ......         4,300       230
   Companhia Vale do Rio Doce - ADR (BF) ...............        15,547       793
   Companhia Vale Do Rio Doce - ADR (BF) ...............         3,600       211
   Compania Anonima Nacional
      Telefonos De Venezuela - ADR (J1) ................        10,056       153
   Compania Brasileira de Distribuicao
      Grupo Pao de Acucar - ADR (JF) ...................         8,100       204
   Compania de Minas Buenaventura SA - ADR * (BF) ......        15,500       438
   ECI Telecommunications, Ltd. * (JW) .................         7,073        41
   Grupo Aeroportuario Sur - ADR * (BT) ................         8,930       157
   Grupo Financiero BBVA Bancomer,
      SA de CV * (JP) ..................................         6,600       113
   Grupo Televisa SA - GDR * (JA) ......................        10,000       399
   Harmony Gold Mining, Ltd. (BF) ......................         1,200        19
   JSC Norilsk Nickel - ADR (BF) .......................        23,700     1,544
   Lukoil Holding - ADR * (BB) .........................        10,754     1,000
   Magyar Tavkozlesi - ADR * (J1) ......................         2,634        49
   Marvell Technology Group, Ltd. * (J0) ...............             1
   Mobile Systems - ADR * (J2) .........................         4,100       339
   Mobile Telesystems OJSC - GDR
      144A (a) (J2) ....................................         3,000       238
   OAO Gazprom - ADR * (BL) ............................         4,200   $   109
   Orascom Construction Industries - GDR (BJ) ..........        10,110       195
   Petroleo Brasileiro SA * (BB) .......................        25,641       750
   Petroleo Brasileiro SA - ADR (BB) ...................        33,828       896
   Surgutneftegaz - ADR (BB) ...........................        37,064     1,103
   Telefonos de Mexico SA - ADR (J1) ...................        30,480     1,007
   Telesp Celular Participacoes SA - ADR * (J2) ........         6,200        41
   Telkom SA Ltd. - ADR * (J1) .........................         2,600       110
   Tenaris SA - ADR (BA) ...............................         4,100       137
   Unibanco - Uniao de Bancos
      Brasileiros SA - GDR * (JP) ......................        11,200       279
   Votorantim Celulose e Papel SA - ADR (BG) ...........         9,100       285
   Wal-Mart de Mexico SA de CV - ADR (JD) ..............         3,016        86
   Yukos Corp. - ADR * (BB) ............................         2,096        88
                                                                         -------
                                                                          14,990
                                                                         -------
   TOTAL COMMON STOCK- .................................          96.7%   62,555

PREFERRED STOCK

Brazil - 0.8%
   Banco Bradesco SA (JP) ..............................    21,960,000       115
   BCO Itau Holdings Financeira (JP) ...................       359,000        36
   Companhia Energetica de Minas Gerais  (J3) ..........     8,489,503       155

   Telesp Celular Participacoes SA (J2) ................    83,929,111       220
                                                                         -------
                                                                             526
South Korea - 0.6%
   Daishin Securities (JQ) .............................         5,840        42
   Samsung Electronics (JY) ............................         1,630       336
                                                                         -------
                                                                             378
                                                                         -------
   TOTAL PREFERRED STOCK- ..............................           1.4%      904

                                                                 Par
                                                                Value
                                                               -------
                                                               (000's)
SHORT-TERM INVESTMENTS - 1.9%

   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ..................................    $1,205     1,205
                                                                ------   -------
         TOTAL INVESTMENTS- ................................     100.0%   64,664
      Cash and Receivables, less payables- .................       0.0%        9
                                                                ------   -------
         NET ASSETS- .......................................     100.0%  $64,673
                                                                ======   =======

*    Non-income producing security.

ADR-American Depository Receipt

GDR-Global Depository Receipt.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $238 or 0.4% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                           Market      % of
                                             Industry      Value     Long-Term
                 Industry                  Abbreviation    (000s)   Investments
                 --------                  ------------   -------   -----------
Banks ..................................        JP        $ 9,141       14.4%
Metals & Mining ........................        BF          8,168       12.9%
Electronic Equipment & Instruments .....        JY          6,684       10.5%
Oil & Gas ..............................        BB          6,546       10.3%
Wireless Telecommunications Services ...        J2          4,306        6.8%
Construction Materials .................        BD          2,543        4.0%
Diversified Telecommunication
   Services ............................        J1          2,461        3.9%
Diversified Financials .................        JQ          1,812        2.9%
Machinery ..............................        BM          1,362        2.1%
Construction & Engineering .............        BJ          1,174        1.8%
Industrial Conglomerates ...............        BL          1,010        1.6%
Electric Utilities .....................        J3          1,002        1.6%
Multiline Retail .......................        JD            991        1.6%
Semiconductor Equipment & Products .....        J0            956        1.5%
Automobiles ............................        BV            921        1.4%
Chemicals ..............................        BC            890        1.4%
Beverages ..............................        JG            881        1.4%
Media ..................................        JA            875        1.4%
Internet Software & Services ...........        JT            798        1.3%
Food & Drug Retailing ..................        JF            774        1.2%
Insurance ..............................        JR            771        1.2%
Marine .................................        BR            765        1.2%
Specialty Retail .......................        JE            755        1.2%
Pharmaceuticals ........................        JO            710        1.1%
Paper & Forest Products ................        BG            620        1.0%
Textiles & Apparel .....................        BY            614        1.0%
Household Durables .....................        BW            606        1.0%
Health Care Equipment & Supplies .......        JL            569        0.9%
Tobacco ................................        JI            522        0.8%
Hotels Restaurants & Leisure ...........        BZ            511        0.8%
Building Products ......................        BI            441        0.7%
Computers & Peripherals ................        JX            422        0.7%
IT Consulting & Services ...............        JU            380        0.6%
Electrical Equipment ...................        BK            351        0.6%
Transportation Infrastructure ..........        BT            328        0.5%
Auto Components ........................        BU            320        0.5%
Commercial Services & Supplies .........        BO            267        0.4%
Airlines ...............................        BQ            217        0.3%
Real Estate Investment Trust ...........        JS            155        0.2%
Communications Equipment ...............        JW            137        0.2%
Energy Equipment & Services ............        BA            137        0.2%
Household Products .....................        JJ            134        0.2%
Software ...............................        JV            128        0.2%
Real Estate Development ................        JS            120        0.2%
Finance ................................        FB             74        0.1%
Personal Products ......................        JK             67        0.1%
Real Estate Operations .................        JS             43        0.1%
                                                          -------      -----
                                                          $63,459      100.0%
                                                          =======      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Emerging Markets Equity Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
------------------------------------------------   ------------
Alpine Securitization Corp., 1.12%, due 01/07/04      $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                  29,997
Cargill Asia Pacific, 1.06%, due 01/02/04              20,000
Cargill Asia Pacific, 1.05%, due 01/02/04              25,000
Danske Corp., 1.07%, due 01/05/04                      49,996

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04            18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04            31,156
Mortgage Int. Networking, 0.98%, due 01/02/04             50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04          49,994
UBS Finance LLC, 1.02%, due 01/02/04                       3,917
UBS Finance LLC, 1.05%, due 01/02/04                       4,088
UBS Finance LLC, 0.96%, due 01/02/04                      35,000
                                                        --------
   Joint Trading Account Totals                         $385,633
                                                        ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
          $69                        1.75%             $-

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $12,716 and $3,211 which expire in 2009 and 2010, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $131. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between
                    $10 Million and    Excess Over
First $10 Million    $150 Million     $150 Million
-----------------   ---------------   ------------
      1.65%              1.45%            1.35%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $286 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management, Inc., with respect to the Fund. Morgan Stanley Investment Management, Inc. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $48,158           $39,509

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
  Cost       Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $49,043       $16,200         $(579)         $15,621

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and gains and losses related to certain foreign equity investments. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term   Capital Loss    Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--            $--            $15,927          $15,621

In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003        $2,228                  $--                    $860
2002            93                   --                      --

     Included in the Fund's 2003 distributions from ordinary income is $870 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held     Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   ---------------------------
Elizabeth G. Cook (age 66)            Trustee       Expressive Arts Therapist,
c/o John Hancock Variable Series                    Dana- Farber Cancer
Trust I                                             Institute; President, The
John Hancock Place                                  Advertising Club of Greater
Boston, Massachusetts 02117                         Boston

Diane C. Kessler (age 57)             Trustee       Executive Director,
c/o John Hancock Variable Series                    Massachusetts Council of
Trust I                                             Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)              Trustee       President and Chief
c/o John Hancock Variable Series                    Executive Officer, East
Trust I                                             Boston Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)         Trustee       Associate Professor and
c/o John Hancock Variable Series                    Graduate Dean, The Graduate
Trust I                                             School of the Wallace G.
John Hancock Place                                  Carroll School of
Boston, Massachusetts 02117                         Management, Boston College

          Trustees Affiliated with the Trust and Officers of the Trust

                                   Positions Held     Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   --------------------------
Michele G. Van Leer* (age 46)         Chairman      Senior Vice President,
John Hancock Place                   and Trustee    Product Management, John
Boston, Massachusetts 02117                         Hancock Life Insurance
                                                    Company; Vice Chairman,
                                                    President & Director, John
                                                    Hancock Variable Life
                                                    Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman,   Senior Vice President,
John Hancock Place                 President and    Signator Brokerage, John
Boston, Massachusetts 02117           Trustee       Hancock Life Insurance
                                                    Company; Vice President
                                                    Corporate Communications,
                                                    John Hancock Life Insurance
                                                    Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                   Positions Held      Principal Occupation(s)
Name, Address and Age                With Trust       During Past Five Years
--------------------------------   --------------   ----------------------------
Jude A. Curtis (age 45)              Compliance     Vice President and Chief
John Hancock Place                    Officer       Investment Compliance
Boston, Massachusetts 02117                         Officer, John Hancock Life
                                                    Insurance Company; formerly
                                                    Second Vice President and
                                                    Counsel, Office of Business
                                                    Conduct; John Hancock Life
                                                    Insurance Company; formerly
                                                    a Partner at Hale and Dorr
                                                    LLP (law firm)

Janet Wang (age 35)                   Assistant     Compliance Specialist, John
John Hancock Place                   Compliance     Hancock Life Insurance
Boston, Massachusetts 02117            Officer      Company

Raymond F. Skiba (age 58)             Treasurer     Director of Fund Operations,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         Company

Gladys C. Millan (age 57)             Assistant     Manager of Fund Operations,
John Hancock Place                    Treasurer     John Hancock Life Insurance
Boston, Massachusetts 02117                         Company

Karen Q. Visconti (age 50)            Secretary     Director, Product & Market
John Hancock Place                                  Management, John Hancock
Boston, Massachusetts 02117                         Life Insurance Company

Arnold R. Bergman (age 53)            Assistant     Senior Counsel, Law
John Hancock Place                    Secretary     Department, John Hancock
Boston, Massachusetts 02117                         Life Insurance company;
                                                    formerly Vice President,
                                                    General Counsel and
                                                    Secretary, First Variable
                                                    Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Emerging Markets Equity Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Equity Index Fund
SSgA Funds Management, Inc.                                     J. Tucker/J. May
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 28.42% underperforming its benchmark, the S&P
     500 Index.
..    The Fund underperformed its benchmark due to investment management fees.
..    The Fund's exposure to information technology was the largest contributor to absolute performance, followed by financials. Information technology stocks were the clear leaders posting a gain of over 45% during the year, generating roughly one quarter of the fund and index return for the period. All sectors had positive absolute returns.
..    The manager attempts to track the performance of the Index by using a full replication strategy in which the Fund invests in each security at the weight represented within the index. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Equity Index Fund   S&P 500(R) Index (2)
             -----------------   --------------------
 4/30/1996        10,000.00            10,000.00
 5/31/1996        10,210.21            10,258.00
 6/30/1996        10,231.27            10,300.06
 7/31/1996         9,825.37             9,841.71
 8/31/1996         9,970.93            10,050.35
 9/30/1996        10,509.35            10,615.18
10/31/1996        10,787.24            10,906.03
11/30/1996        11,561.33            11,733.80
12/31/1996        11,423.37            11,503.82
 1/31/1997        12,132.53            12,218.21
 2/28/1997        12,220.87            12,317.18
 3/31/1997        11,735.83            11,804.78
 4/30/1997        12,408.96            12,509.53
 5/31/1997        13,119.43            13,277.61
 6/30/1997        13,727.15            13,869.79
 7/31/1997        14,820.68            14,971.05
 8/31/1997        13,993.35            14,138.66
 9/30/1997        14,755.87            14,913.46
10/31/1997        14,266.68            14,415.35
11/30/1997        14,887.35            15,082.78
12/31/1997        15,168.85            15,342.21
 1/31/1998        15,336.19            15,512.51
 2/28/1998        16,441.16            16,630.96
 3/31/1998        17,279.50            17,482.46
 4/30/1998        17,454.65            17,659.04
 5/31/1998        17,150.87            17,355.30
 6/30/1998        17,849.77            18,059.92
 7/31/1998        17,664.21            17,868.49
 8/31/1998        15,095.58            15,284.71
 9/30/1998        16,066.65            16,264.46
10/31/1998        17,368.66            17,586.76
11/30/1998        18,418.96            18,652.51
12/31/1998        19,484.37            19,726.90
 1/31/1999        20,295.65            20,551.48
 2/28/1999        19,668.88            19,912.33
 3/31/1999        20,463.80            20,708.82
 4/30/1999        21,252.00            21,510.26
 5/31/1999        20,743.26            21,002.61
 6/30/1999        21,904.36            22,168.26
 7/31/1999        21,220.30            21,476.61
 8/31/1999        21,115.14            21,369.23
 9/30/1999        20,540.56            20,783.71
10/31/1999        21,833.37            22,099.32
11/30/1999        22,274.39            22,547.93
12/31/1999        23,592.37            23,876.01
 1/31/2000        22,400.10            22,677.43
 2/29/2000        21,977.89            22,248.83
 3/31/2000        24,119.90            24,424.76
 4/30/2000        23,394.26            23,689.58
 5/31/2000        22,909.53            23,203.94
 6/30/2000        23,474.64            23,774.76
 7/31/2000        23,107.54            23,403.87
 8/31/2000        24,545.85            24,857.25
 9/30/2000        23,244.68            23,544.79
10/31/2000        23,145.58            23,445.90
11/30/2000        21,325.98            21,598.37
12/31/2000        21,433.41            21,704.20
 1/31/2001        22,190.96            22,474.70
 2/28/2001        20,163.63            20,425.00
 3/31/2001        18,884.26            19,132.10
 4/30/2001        20,349.88            20,618.67
 5/31/2001        20,490.26            20,756.81
 6/30/2001        19,989.35            20,252.42
 7/31/2001        19,791.38            20,053.95
 8/31/2001        18,550.00            18,798.57
 9/30/2001        17,054.83            17,279.65
10/31/2001        17,378.41            17,609.69
11/30/2001        18,705.83            18,960.35
12/31/2001        18,866.25            19,127.20
 1/31/2002        18,590.21            18,847.94
 2/28/2002        18,228.98            18,484.18
 3/31/2002        18,908.14            19,179.18
 4/30/2002        17,755.94            18,016.92
 5/31/2002        17,624.03            17,883.60
 6/30/2002        16,365.09            16,610.29
 7/31/2002        15,089.80            15,314.68
 8/31/2002        15,184.36            15,415.76
 9/30/2002        13,529.76            13,740.07
10/31/2002        14,716.71            14,949.19
11/30/2002        15,577.65            15,829.70
12/31/2001        14,658.15            14,898.92
 1/31/2003        14,273.16            14,508.56
 2/28/2003        14,057.18            14,290.94
 3/31/2003        14,191.04            14,429.56
 4/30/2003        15,358.80            15,618.55
 5/31/2003        16,166.93            16,441.65
 6/30/2003        16,368.60            16,652.10
 7/31/2003        16,656.03            16,945.18
 8/31/2003        16,977.21            17,275.61
 9/30/2003        16,792.39            17,092.49
10/31/2003        17,739.90            18,059.93
11/30/2003        17,891.93            18,218.85
12/31/2003        18,824.58            19,173.52

Value on 12/31/03:
-----------------
$18,825 Equity Index Fund
$19,174 S&P 500(R) Index (2)

MORNINGSTAR
CATEGORY +:
.. Large Blend

MORNINGSTAR
RISK +:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR
RATING +:
.. *** (VL/VUL)
.. *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                        % of
                                        Assets
                                        ------
General Electric Co.                      3.0%
Microsoft Corp.                           2.9%
Exxon Mobil Corp.                         2.6%
Pfizer, Inc.                              2.6%
Citigroup, Inc.                           2.4%
Wal-Mart Stores, Inc.                     2.2%
Intel Corp.                               2.1%
American International Group, Inc.        1.7%
Cisco Systems, Inc.                       1.6%
International Business Machines Corp.     1.6%

AVERAGE ANNUAL TOTAL RETURNS*

                           Equity Index   S&P 500(R)
                              Fund(1)      Index(2)
                           ------------   ----------
1 Year                          28.42%       28.69%
3 Years                         -4.23        -4.05
5 Years                         -0.69        -0.57
Since Inception (5/1/96)         8.59         8.86

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                              % of
                             Assets
                             ------
Financials                    20.65%
Information Technology        17.76%
Health Care                   13.30%
Consumer Discretionary        11.27%
Consumer Staples              11.01%
Industrials                   10.88%
Energy                         5.79%
Telecommunication Services     3.46%
Materials                      3.04%
Utilities                      2.83%

(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.

(2) "Standard & Poor's 500(R)" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses.) It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts. Hancock VL/VUL subaccounts were rated against 933 VL/VUL subaccounts and 1,699 VA subaccounts in the Morningstar Large Blend category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $708,771
Net unrealized depreciation of investments .........................    (48,599)
Short-term investments at value ....................................     22,258
                                                                       --------
      Total investments ............................................    682,430
Cash ...............................................................          1
Receivable for:
   Fund shares sold ................................................      1,119
   Dividends .......................................................        884
   Futures contracts variation margin ..............................         52
   Other assets ....................................................         67
                                                                       --------
Total assets .......................................................    684,553
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................      2,702
   Other liabilities ...............................................        170
                                                                       --------
Total liabilities ..................................................      2,872
                                                                       --------
Net assets .........................................................   $681,681
                                                                       ========
Shares of beneficial interest outstanding ..........................     48,059
                                                                       --------
Net asset value per share ..........................................   $  14.18
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $762,858
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (33,277)
   Net unrealized appreciation (depreciation) of:
      Investments ..................................................    (48,599)
      Futures ......................................................        699
                                                                       --------
Net assets .........................................................   $681,681
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest .....................................................   $    272
      Dividends ....................................................      9,609
                                                                       --------
Total investment income ............................................      9,881
                                                                       --------
EXPENSES
      Investment advisory fee ......................................        734
      Auditors fees ................................................         74
      Custodian fees ...............................................        163
      Fidelity Bond fees ...........................................          1
      Legal fees ...................................................         37
      Printing & mailing fees ......................................         44
      Trustees' fees ...............................................         17
      Other fees ...................................................        101
                                                                       --------
Total expenses .....................................................      1,171
      Less custodian expense reduction offset
         by commission recapture arrangement
         (Note C) ..................................................         (8)
                                                                       --------
Net expenses .......................................................      1,163
                                                                       --------
Net investment income ..............................................      8,718
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments ..................................................     (4,500)
      Financial futures contracts ..................................      3,267
   Change in unrealized appreciation on:
      Investments ..................................................    134,810
      Futures ......................................................        971
                                                                       --------
Net realized and unrealized gain ...................................    134,548
                                                                       --------
Net increase in net assets resulting from
   operations ......................................................   $143,266
                                                                       ========
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ................................................     $  8,718      $   6,944
   Net realized loss ....................................................       (1,233)       (19,328)
   Change in net unrealized appreciation (depreciation) .................      135,781       (117,800)
                                                                              --------      ---------
      Net increase (decrease) in net assets resulting from operations ...      143,266       (130,184)
Distributions to shareholders from:
   Net investment income ................................................      (14,075)        (4,601)
   Realized gains .......................................................       (3,229)        (2,918)
                                                                              --------      ---------
      Decrease in net assets resulting from distributions ...............      (17,304)        (7,519)
From fund share transactions:
   Proceeds from shares sold ............................................      162,921        170,409
   Distributions reinvested .............................................       17,304          7,519
   Payment for shares redeemed ..........................................      (90,764)      (112,758)
                                                                              --------      ---------
      Increase in net assets from fund share transactions ...............       89,461         65,170
                                                                              --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS ...................................      215,423        (72,533)

NET ASSETS
   Beginning of Period ..................................................      466,258        538,791
                                                                              --------      ---------
   End of Period ........................................................     $681,681      $ 466,258
                                                                              ========      =========
Analysis of fund share transactions:
   Sold .................................................................       13,034         13,047
   Reinvested ...........................................................        1,303            598
   Redeemed .............................................................       (7,307)        (8,896)
                                                                              --------      ---------
Net increase in fund shares outstanding .................................        7,030          4,749
                                                                              ========      =========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                   Equity Index Fund
                                                           ------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ------------------------------------------------------------
                                                             2003          2002        2001          2000        1999
                                                           --------      --------    --------      --------    --------
Net Assets Value at Beginning of Period ................   $  11.36      $  14.85    $  17.64      $  20.46    $  17.70
Income from Investment Operations:
   Net Investment Income ...............................       0.20          0.16        0.19          0.22        0.27
   Net Realized and Unrealized Gain (Loss) on
      Investments(a). ..................................       3.00         (3.48)      (2.30)        (2.09)       3.41
                                                           --------      --------    --------      --------    --------
   Total From Investment Operations ....................       3.20         (3.32)      (2.11)        (1.87)       3.68
Less Distributions:
   Distribution from Net Investment Income .............      (0.31)        (0.11)      (0.19)        (0.22)      (0.26)
   Distribution from Net Realized Gains on
      Investments ......................................      (0.07)        (0.06)      (0.49)        (0.72)      (0.66)
   Distribution from Capital Paid-in ...................                                              (0.01)
                                                           --------      --------    --------      --------    --------
   Total Distributions .................................      (0.38)        (0.17)      (0.68)        (0.95)      (0.92)
                                                           --------      --------    --------      --------    --------
Net Assets Value at End of Period ......................   $  14.18      $  11.36    $  14.85      $  17.64    $  20.46
                                                           ========      ========    ========      ========    ========
Total Investment Return(b) .............................      28.42%       (22.31)%    (11.98)%       (9.15)%     21.08%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ...       0.21%(e)      0.23%       0.20%         0.19%       0.00%(c)
   Ratio of Net Investment Income to Average Net
      Assets ...........................................       1.59%         1.39%       1.20%         1.12%       1.42%
   Portfolio Turnover Rate .............................       4.91%        10.63%      17.61%(d)     34.11%      55.24%
Net Assets End of Period (000s Omitted) ................   $681,681      $466,258    $538,791      $525,659    $451,296

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22%, for the year ended December 31, 1999.

(d)  Excludes merger activity.

(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
            Name of Issuer                                      Shares    Value
            --------------                                     -------   -------
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 1.0%
   Boeing Co. * ............................................    53,837   $ 2,269
   General Dynamics Corp. * ................................    12,792     1,156
   Lockheed Martin Corp. ...................................    29,132     1,498
   Northrop Grumman Corp. ..................................    11,600     1,109
   Raytheon Co. * ..........................................    26,959       810
   Rockwell Collins, Inc. * ................................    11,166       335
                                                                         -------
                                                                           7,177
Air Freight & Couriers - 1.0%
   Fedex Corp. .............................................    19,214     1,297
   United Parcel Service, Inc. - Cl. B .....................    72,000     5,368
                                                                         -------
                                                                           6,665
Airlines - 0.1%
   Delta Air Lines, Inc. * .................................     6,679        79
   Southwest Airlines Co. ..................................    49,158       793
                                                                         -------
                                                                             872
Auto Components - 0.4%
   B.F. Goodrich Co. * .....................................     6,750       201
   Cooper Tire & Rubber Co. * ..............................     5,206       111
   Dana Corp ...............................................     8,430       155
   Delphi Automotive Systems Corp. * .......................    37,483       383
   Goodyear Tire & Rubber Co. * ............................     8,931        70
   Ingersoll-Rand Co. - Cl. A * ............................    11,349       770
   Johnson Controls, Inc. ..................................     5,925       688
   Visteon Corp. * .........................................     6,356        66
                                                                         -------
                                                                           2,444
Automobiles - 0.7%
   Ford Motor Co. ..........................................   119,097     1,906
   General Motors Corp. * ..................................    36,098     1,928
   Harley-Davidson, Inc. * .................................    19,640       933
                                                                         -------
                                                                           4,767
Banks - 6.5%
   AmSouth Bancorp. * ......................................    23,039       564
   Bank of America Corp. * .................................    95,399     7,673
   Bank of New York Co., Inc. ..............................    49,570     1,642
   Bank One Corp. * ........................................    71,945     3,280
   BB&T Corp. * ............................................    35,737     1,381
   Charter One Financial, Inc. .............................    13,730       474
   Comerica, Inc. ..........................................    11,460       642
   Fifth Third Bancorp * ...................................    36,391     2,151
   First Tennessee National Corp. ..........................     8,300       366
   FleetBoston Financial Corp. .............................    67,295     2,937
   Golden West Financial Corp. * ...........................     9,710     1,002
   Huntington Bancshares, Inc. * ...........................    15,896       358
   JP Morgan Chase & Co. ...................................   130,437     4,791
   KeyCorp * ...............................................    27,217       798
   Marshall & Ilsley Corp. * ...............................    13,900       532
   Mellon Financial Corp. * ................................    26,794       860
   National City Corp. * ...................................    38,574     1,309
   North Fork Bancorporation, Inc. * .......................     9,800       397
   Northern Trust Corp. ....................................    14,524   $   674
   PNC Bank Corp. * ........................................    17,620       964
   Regions Financial Corp. .................................    13,631       507
   SouthTrust Corp. * ......................................    21,333       698
   Suntrust Banks, Inc. * ..................................    18,125     1,296
   Synovus Financial Corp. * ...............................    18,672       540
   Union Planters Corp. * ..................................    12,098       381
   US Bancorp * ............................................   124,690     3,713
   Wachovia Corp. * ........................................    84,685     3,946
   Zions Bancorp * .........................................     5,634       346
                                                                         -------
                                                                          44,222
Beverages - 2.7%
   Adolph Coors Co. - Cl. B * ..............................     2,054       115
   Anheuser-Busch Cos., Inc.................................    52,705     2,777
   Brown-Forman Corp. - Cl. B * ............................     3,800       355
   Coca-Cola Co. * .........................................   156,817     7,958
   Coca-Cola Enterprises, Inc. * ...........................    29,348       642
   Pepsi Bottling Group, Inc. * ............................    16,918       409
   PepsiCo, Inc. * .........................................   110,791     5,165
   Starbucks Corp. * .......................................    25,653       848
                                                                         -------
                                                                          18,269
Biotechnology - 1.1%
   Amgen, Inc. * ...........................................    82,698     5,111
   Biogen IDEC, Inc. * .....................................    21,183       779
   Chiron Corp. * ..........................................    11,876       677
   Genzyme Corp. * .........................................    14,200       701
   MedImmune, Inc. * .......................................    15,409       391
                                                                         -------
                                                                           7,659
Building Products - 0.1%
   Crane Co. * .............................................     3,037        94
   Masco Corp. .............................................    30,469       835
                                                                         -------
                                                                             929
Chemicals - 1.4%
   Air Products & Chemicals, Inc. * ........................    14,732       778
   Dow Chemical Co. * ......................................    59,048     2,455
   E.I. du Pont de Nemours & Co. * .........................    63,799     2,928
   Eastman Chemical Co. * ..................................     5,012       198
   Engelhard Corp. * .......................................     8,490       254
   Great Lakes Chemical Corp................................     2,373        65
   Hercules, Inc. * ........................................     6,957        85
   International Flavors & Fragrances, Inc. * ..............     5,339       187
   Monsanto Co. ............................................    17,136       493
   PPG Industries, Inc. * ..................................    11,245       720
   Praxair, Inc. * .........................................    20,214       772
   Rohm & Haas Co. .........................................    14,547       621
   Sigma-Aldrich Corp. * ...................................     4,410       252
                                                                         -------
                                                                           9,808
Commercial Services & Supplies - 2.2%
   Allied Waste Industries, Inc. ...........................    21,697       301
   Apollo Group, Inc. - Cl. A * ............................    11,200       762

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
            Name of Issuer                                      Shares    Value
            --------------                                     -------   -------
                                                                         (000's)

COMMON STOCK - Continued

Commercial Services & Supplies - Continued
   Automatic Data Processing, Inc. .........................    38,608   $ 1,529
   Avery Dennison Corp. * ..................................     6,860       384
   Cendant Corp. * .........................................    65,307     1,454
   Cintas Corp. * ..........................................    11,446       574
   Concord EFS, Inc. * .....................................    29,001       430
   Convergys Corp. * .......................................     7,949       139
   Deluxe Corp. * ..........................................     3,303       137
   Ecolab, Inc. * ..........................................    17,172       470
   Equifax, Inc. * .........................................     8,608       211
   First Data Corp. * ......................................    47,340     1,945
   Fiserv, Inc. * ..........................................    12,181       481
   H & R Block, Inc. * .....................................    11,066       613
   Honeywell International, Inc. ...........................    55,039     1,840
   IMS Health, Inc. * ......................................    14,387       358
   Monster Worldwide, Inc. .................................     7,355       161
   Paychex, Inc. ...........................................    24,493       911
   Pitney Bowes, Inc. * ....................................    14,859       604
   R.R. Donnelley & Sons Co. * .............................     7,271       219
   Robert Half International, Inc. * .......................    11,155       260
   Sabre Group Holdings, Inc. * ............................     9,067       196
   Waste Management, Inc. * ................................    37,567     1,112
                                                                         -------
                                                                          15,091
Communications Equipment - 2.8%
   ADC Telecommunications, Inc. * ..........................    44,937       133
   Andrew Corp. * ..........................................    10,368       119
   Avaya, Inc. * ...........................................    25,215       326
   Ciena Corp. * ...........................................    30,776       204
   Cisco Systems, Inc. * ...................................   444,161    10,789
   Comverse Technology, Inc. * .............................    11,970       211
   Corning, Inc. * .........................................    84,653       883
   JDS Uniphase Corp. * ....................................    95,191       347
   Lucent Technologies, Inc. * .............................   271,478       771
   Motorola, Inc. ..........................................   148,989     2,096
   Qualcomm, Inc. * ........................................    51,801     2,794
   Scientific-Atlanta, Inc. * ..............................     9,437       258
   Tellabs, Inc. * .........................................    24,895       210
                                                                         -------
                                                                          19,141
Computers & Peripherals - 5.7%
   Apple Computer, Inc. * ..................................    22,508       481
   Dell, Inc. * ............................................   164,083     5,572
   EMC Corp. * .............................................   155,122     2,004
   Gateway, Inc. * .........................................    22,870       105
   Hewlett-Packard Co. * ...................................   195,950     4,501
   Intel Corp ..............................................   420,040    13,525
   International Business Machines Corp ....................   110,327    10,225
   Lexmark International Group, Inc. -
      Cl. A * ..............................................     8,387       660
   NCR Corp. * .............................................     6,440       250
   Network Appliance, Inc. * ...............................    22,373       460
   Sun Microsystems, Inc. * ................................   212,926       956
   Unisys Corp. * ..........................................    21,261       316
                                                                         -------
                                                                          39,055

Construction & Engineering - 0.2%
   American Standard Cos., Inc. * ..........................     4,700   $   473
   Fluor Corp. * ...........................................     5,615       223
   Pulte Homes, Inc.. * ....................................     3,686       345
                                                                         -------
                                                                           1,041
Construction Materials - 0.1%
   Nucor Corp. .............................................     4,913       275
   United States Steel Corp. * .............................     7,229       253
   Vulcan Materials Co. * ..................................     6,447       307
                                                                         -------
                                                                             835
Containers & Packaging - 0.2%
   Ball Corp. ..............................................     3,380       201
   Bemis Co., Inc. * .......................................     2,977       149
   Pactiv Corp. * ..........................................     9,831       235
   Sealed Air Corp. * ......................................     5,318       288
   Temple-Inland, Inc. * ...................................     3,472       218
                                                                         -------
                                                                           1,091
Credit Card - 0.9%
   American Express Co. * ..................................    83,124     4,009
   MBNA Corp. * ............................................    81,771     2,032
                                                                         -------
                                                                           6,041
Diversified Financials - 6.5%
   Bear Stearns Cos., Inc. * ...............................     6,469       517
   Capital One Financial Corp. .............................    14,403       883
   Charles Schwab Corp. * ..................................    84,591     1,002
   Citigroup, Inc. * .......................................   331,627    16,097
   Countrywide Credit Industries, Inc. * ...................    11,696       887
   Federated Investments, Inc. - Cl. B .....................     6,900       203
   Franklin Resources, Inc. * ..............................    16,385       853
   Goldman Sachs Group, Inc. ...............................    30,200     2,982
   Janus Capgroup, Inc. ....................................    14,819       243
   Lehman Brothers Holdings, Inc. ..........................    17,758     1,371
   Merrill Lynch & Co., Inc. * .............................    60,807     3,566
   Moody's Corp. * .........................................     9,529       577
   Morgan Stanley, Dean Witter, Discover &
     Co. ...................................................    69,118     4,000
   SLM Corp. * .............................................    28,711     1,082
   State Street Corp. ......................................    21,517     1,121
   T. Rowe Price Group, Inc. * .............................     8,279       392
   Washington Mutual, Inc. * ...............................    58,353     2,341
   Wells Fargo & Co. * .....................................   108,613     6,396
                                                                         -------
                                                                          44,513
Diversified Telecommunication Services - 3.1%
   Alltel Corp. * ..........................................    19,855       925
   AT&T Corp. * ............................................    51,385     1,043
   BellSouth Corp. .........................................   117,626     3,329
   CenturyTel, Inc. ........................................     9,805       320
   Citizens Communications Co. * ...........................    17,115       213
   Nextel Communications, Inc. - Cl. A * ...................    71,513     2,007
   Qwest Communications International, Inc. ................   117,484       507

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
            Name of Issuer                                      Shares    Value
            -------------                                      -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Diversified Telecommunication Services - Continued
   SBC Communications, Inc. * ..............................   212,795   $ 5,547
   Sprint Corp. * ..........................................    58,289       957
   Sprint PCS * ............................................    69,263       389
   Verizon Communications * ................................   177,280     6,219
                                                                         -------
                                                                          21,456
Electric Utilities - 2.0%
   AES Corp. * .............................................    38,692       365
   Allegheny Energy, Inc. * ................................     6,781        87
   Ameren Corp. * ..........................................    10,300       474
   American Electric Power Co. * ...........................    25,329       773
   Calpine Corp. ...........................................    21,334       103
   Cinergy Corp. * .........................................    10,931       424
   CMS Energy Corp. * ......................................    12,192       104
   Consolidated Edison, Inc. * .............................    14,608       628
   Constellation Energy Group, Inc. * ......................    11,138       436
   DTE Energy Co. * ........................................    10,440       411
   Edison International * ..................................    19,838       435
   Entergy Corp. * .........................................    14,938       854
   Exelon Corp. * ..........................................    21,416     1,421
   Firstenergy Corp. * .....................................    20,881       735
   FPL Group, Inc. .........................................    12,056       789
   PG & E Corp. * ..........................................    26,763       743
   Pinnacle West Capital Corp. * ...........................     5,523       221
   PPL Corp. ...............................................    11,912       521
   Progress Energy, Inc. * .................................    15,372       696
   Public Services Enterprise Group, Inc.*..................    14,702       644
   Southern Co. ............................................    46,920     1,419
   Teco Energy, Inc. * .....................................    10,497       151
   TXU Corp. ...............................................    20,786       493
   Xcel Energy, Inc. .......................................    26,349       447
                                                                         -------
                                                                          13,374
Electric/Gas - 0.2%
   Dominion Resources, Inc. ................................    21,031     1,342

Electrical Equipment - 0.9%
   American Power Conversion ...............................    11,884       290
   Cooper Industries, Ltd. - Cl. A * .......................     6,136       355
   Emerson Electric Co. ....................................    27,023     1,750
   Molex, Inc. * ...........................................    12,634       441
   Power One, Inc. * .......................................     3,414        37
   Rockwell International Corp. * ..........................    12,266       437
   Thomas & Betts Corp. * ..................................     4,485       103
   United Technologies Corp. * .............................    30,085     2,851
                                                                         -------
                                                                           6,264
Electronic Equipment & Instruments - 0.5%
   Agilent Technologies, Inc. * ............................    30,938       905
   Jabil Circuit, Inc. * ...................................    11,878       336
   Millipore Corp. * .......................................     2,568       111
   PerkinElmer, Inc. * .....................................     8,578       146
   Sanmina Corp. * .........................................    34,365       433
   Solectron Corp. * .......................................    52,270       309
   Symbol Technologies, Inc. * .............................    14,629       247
   Tektronix, Inc. * .......................................     5,036   $   159
   Thermo Electron Corp. * .................................    10,264       259
   Waters Corp. * ..........................................     7,400       245
                                                                         -------
                                                                           3,150
Energy Equipment & Services - 0.7%
   Baker Hughes, Inc. * ....................................    21,388       688
   Dynegy, Inc. - Cl.A * ...................................    19,274        83
   Halliburton Co. * .......................................    28,124       731
   Nabors Industries, Ltd. * ...............................     8,814       366
   Noble Corp. * ...........................................     8,295       297
   Rowan Cos., Inc. * ......................................     5,437       126
   Schlumberger, Ltd. * ....................................    37,434     2,048
   Transocean Sedco Forex, Inc. * ..........................    19,498       468
                                                                         -------
                                                                           4,807
Food & Drug Retailing - 1.1%
   Albertson's, Inc. * .....................................    23,466       531
   CVS Corp. ...............................................    25,272       913
   Safeway, Inc. * .........................................    28,835       632
   SuperValu, Inc. * .......................................     8,593       246
   Sysco Corp. * ...........................................    41,878     1,559
   The Kroger Co. ..........................................    49,179       910
   Walgreen Co. * ..........................................    65,680     2,389
   Winn-Dixie Stores, Inc. * ...............................     8,104        81
                                                                         -------
                                                                           7,261
Food Products - 1.2%
   Archer Daniels Midland Co. * ............................    42,244       643
   Campbell Soup Co. * .....................................    25,994       697
   ConAgra, Inc. ...........................................    34,581       913
   General Mills, Inc. * ...................................    23,529     1,066
   H.J. Heinz Co. ..........................................    22,607       823
   Hershey Foods Corp. * ...................................     8,499       654
   Kellogg Co. * ...........................................    25,890       986
   McCormick & Co., Inc. ...................................     9,100       274
   Sara Lee Corp. * ........................................    51,361     1,115
   WM Wrigley Jr. Co. ......................................    14,229       800
                                                                         -------
                                                                           7,971
Gas Utilities - 0.3%
   El Paso Corp ............................................    41,028       336
   KeySpan Corp. * .........................................    10,600       390
   Kinder Morgan, Inc. * ...................................     8,166       482
   Nicor, Inc...............................................     2,666        91
   Peoples Energy Corp. * ..................................     1,951        82
   Sempra Energy * .........................................    14,904       448
   Williams Cos., Inc. * ...................................    32,248       317
                                                                         -------
                                                                           2,146
Health Care Equipment & Supplies - 2.0%
   Amerisource Bergen Corp. * ..............................     7,355       413
   Applera Corporation - Applied Biosystems
      Group ................................................    12,307       255
   Bausch & Lomb, Inc. * ...................................     3,678       191

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                      Name of Issuer                            Shares    Value
                      --------------                           -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued
   Baxter International, Inc. ..............................    39,562   $ 1,207
   Becton, Dickinson & Co. * ...............................    16,575       682
   Biomet, Inc. * ..........................................    16,615       605
   Boston Scientific Corp. * ...............................    52,768     1,940
   C.R. Bard, Inc. * .......................................     3,074       250
   Guidant Corp. ...........................................    19,746     1,189
   Medtronic, Inc. * .......................................    77,358     3,760
   St. Jude Medical, Inc. * ................................    10,750       659
   Stryker Corp. * .........................................    12,785     1,087
   Zimmer Holdings, Inc. * .................................    15,715     1,106
                                                                         -------
                                                                          13,344

Health Care Providers & Services - 1.5%
   Aetna US Healthcare, Inc. * .............................    10,007       676
   Anthem, Inc. * ..........................................     9,000       675
   Cardinal Health, Inc. * .................................    27,979     1,711
   Express Scripts, Inc. - Cl. A * .........................     4,800       319
   HCA-The Healthcare Corp. * ..............................    31,432     1,350
   Health Management Assoc., Inc. - Cl. A * ................    15,856       381
   Humana, Inc. * ..........................................     9,547       218
   Manor Care, Inc. * ......................................     5,065       175
   McKesson HBOC, Inc. .....................................    19,047       613
   Quest Diagnostics, Inc. * ...............................     6,900       504
   Tenet Healthcare Corp. * ................................    30,658       492
   UnitedHealth Group, Inc. * ..............................    38,122     2,218
   Wellpoint Health Networks, Inc. * .......................     9,584       930
                                                                         -------
                                                                          10,262

Hotels Restaurants & Leisure - 1.0%
   Carnival Corp. ..........................................    40,650     1,615
   Darden Restaurants, Inc. * ..............................    10,658       224
   Harrah's Entertainment, Inc. ............................     6,670       332
   International Game Technology * .........................    21,432       765
   Marriott International, Inc. - Cl. A * ..................    14,555       672
   McDonald's Corp. * ......................................    81,381     2,021
   Wendy's International, Inc. * ...........................     7,165       281
   Yum Brands, Inc. * ......................................    18,628       641
                                                                         -------
                                                                           6,551

Household Durables - 0.4%
   American Greetings Corp. - Cl. A * ......................     3,992        87
   Black & Decker Corp. * ..................................     4,500       222
   Centex Corp. * ..........................................     3,886       418
   Fortune Brands, Inc. * ..................................     9,522       681
   KB Home * ...............................................     2,764       201
   Leggett & Platt, Inc. * .................................    11,485       248
   Maytag Corp. * ..........................................     4,311       120
   Newell Rubbermaid, Inc. .................................    17,604       401
   Snap-On, Inc. * .........................................     3,084        99
   Stanley Works * .........................................     5,324       202
   Tupperware Corp. * ......................................     2,584        45
   Whirlpool Corp. * .......................................     4,097       298
                                                                         -------
                                                                           3,022

Household Products - 1.6%
   Clorox Co. * ............................................    14,044   $   682
   Kimberly-Clark Corp. * ..................................    32,574     1,925
   Procter & Gamble Co. * ..................................    83,484     8,338
                                                                         -------
                                                                          10,945

Industrial Conglomerates - 4.1%
   3M Co. ..................................................    50,446     4,289
   General Electric Co. * ..................................   645,300    19,991
   Textron, Inc. * .........................................     8,405       480
   Tyco International, Ltd. * ..............................   127,347     3,375
                                                                         -------
                                                                          28,135

Insurance - 4.7%
   Ace, Ltd. ...............................................    17,900       741
   AFLAC, Inc. * ...........................................    33,265     1,204
   Allstate Corp. ..........................................    45,154     1,943
   Ambac Financial Group, Inc. .............................     6,854       476
   American International Group, Inc. * ....................   167,826    11,123
   Aon Corp. * .............................................    19,681       471
   Chubb Corp. * ...........................................    12,055       821
   CIGNA Corp. * ...........................................     8,918       513
   Cincinnati Financial Corp. * ............................    10,334       433
   Hartford Financial Services Group, Inc. * ...............    18,145     1,071
   Jefferson-Pilot Corp. * .................................     8,796       445
   John Hancock Financial Services * .......................    18,848       707
   Lincoln National Corp. * ................................    11,673       471
   Loews Corp. * ...........................................    12,487       617
   Marsh & McLennan Cos., Inc. * ...........................    34,102     1,633
   MBIA, Inc. * ............................................     9,016       534
   Metlife, Inc. * .........................................    49,590     1,670
   MGIC Investment Corp. * .................................     6,156       351
   Principal Financial Group. * ............................    20,000       661
   Progressive Corp. .......................................    13,605     1,137
   Providian Financial Corp. * .............................    17,815       207
   Prudential Financial, Inc. * ............................    34,700     1,449
   Safeco Corp. * ..........................................     9,186       358
   St. Paul Cos., Inc. .....................................    13,926       552
   Torchmark, Inc. * .......................................     7,282       332
   Travelers Property Casualty Corp. - Cl. B ...............    65,455     1,111
   UnumProvident Corp. * ...................................    19,771       312
   XL Capital, Ltd. - Cl. A * ..............................     8,794       682
                                                                         -------
                                                                          32,025

Internet & Catalog Retail - 0.4%
   eBay, Inc. * ............................................    41,100     2,655
Internet Software & Services - 0.3%
   Yahoo, Inc. * ...........................................    42,472     1,918
IT Consulting & Services - 0.3%
   Computer Sciences Corp. * ...............................    11,745       520
   Electronic Data Systems Corp. * .........................    31,681       777
   SunGard Data Systems, Inc. * ............................    19,400       538
                                                                         -------
                                                                           1,835

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                 Name of Issuer                                 Shares    Value
                 --------------                                -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Leisure Equipment & Products - 0.2%
   Brunswick Corp. * .......................................     5,027   $   160
   Eastman Kodak Co. * .....................................    18,922       486
   Hasbro, Inc. * ..........................................    10,976       233
   Mattel, Inc. * ..........................................    28,327       546
                                                                         -------
                                                                           1,425

Machinery - 1.2%
   Caterpillar, Inc. * .....................................    22,099     1,835
   Cummins Engine Co., Inc. ................................     2,460       120
   Danaher Corp. * .........................................     9,807       900
   Deere & Co. * ...........................................    15,608     1,015
   Dover Corp. .............................................    12,996       517
   Eaton Corp. * ...........................................     5,016       542
   Illinois Tool Works, Inc. * .............................    19,842     1,665
   ITT Industries, Inc. * ..................................     5,728       425
   Navistar International Corp., Inc. - Cl. B * ............     4,486       215
   Paccar, Inc. * ..........................................     7,266       618
   Pall Corp. * ............................................     7,379       198
   Parker-Hannifin Corp. ...................................     8,020       477
                                                                         -------
                                                                           8,527

Media - 3.9%
   Clear Channel Communications, Inc. ......................    39,554     1,852
   Comcast Corp. - Cl. A ...................................   144,167     4,739
   Dow Jones & Co., Inc. * .................................     5,726       285
   Gannett Co., Inc. * .....................................    17,385     1,550
   Interpublic Group Cos., Inc. * ..........................    25,746       402
   Knight-Ridder, Inc. * ...................................     5,306       411
   McGraw-Hill Cos., Inc. ..................................    12,084       845
   Meredith Corp. * ........................................     2,872       140
   New York Times Co. - Cl. A * ............................     9,832       470
   Omnicom Group, Inc. .....................................    12,269     1,071
   The Walt Disney Co. * ...................................   130,240     3,038
   Time Warner, Inc. * .....................................   288,994     5,199
   Tribune Co. * ...........................................    19,899     1,027
   Univision Communications, Inc. - Cl. A * ................    20,903       830
   Viacom, Inc. - Cl. B * ..................................   112,851     5,008
                                                                         -------
                                                                          26,867

Metals & Mining - 0.7%
   Alcoa, Inc. * ...........................................    55,849     2,122
   Allegheny Technologies, Inc. * ..........................     3,867        51
   Freeport-McMoran Copper & Gold, Inc. -
      Cl. B ................................................    12,309       519
   Newmont Mining Corp. ....................................    27,185     1,322
   Phelps Dodge Corp. * ....................................     6,110       465
   Worthington Industries, Inc. * ..........................     5,124        92
                                                                         -------
                                                                           4,571

Multi-Utilities - 0.3%
   CenterPoint Energy, Inc. ................................    19,857       193
   Duke Energy Co. .........................................    57,811     1,182
   NiSource, Inc. * ........................................    16,466       361
                                                                         -------
                                                                           1,736

Multiline Retail - 3.2%
   Big Lots, Inc. * ........................................     6,765   $    96
   Costco Wholesale Corp. ..................................    29,154     1,084
   Dillard's, Inc. - Cl. A * ...............................     4,824        79
   Dollar General Corp. ....................................    22,027       462
   Family Dollar Stores, Inc. ..............................    11,350       407
   Federated Department Stores, Inc. * .....................    11,787       556
   J.C. Penney Co., Inc. * .................................    18,083       475
   May Department Stores Co. * .............................    17,785       517
   Nordstrom, Inc. .........................................     8,795       302
   Sears, Roebuck & Co. * ..................................    15,978       727
   Target Corp. * ..........................................    58,108     2,231
   Wal-Mart Stores, Inc. * .................................   278,298    14,764
                                                                         -------
                                                                          21,700

Office Electronics - 0.1%
   Xerox Corp. * ...........................................    51,710       714

Oil & Gas - 4.9%
   Amerada Hess Corp. * ....................................     6,056       322
   Anadarko Petroleum Corp. * ..............................    16,637       849
   Apache Corp. ............................................    10,445       847
   Ashland, Inc. ...........................................     4,501       198
   BJ Services Co. * .......................................    10,900       391
   Burlington Resources, Inc. * ............................    13,018       721
   ChevronTexaco Corp. * ...................................    68,439     5,913
   Conoco Phillips .........................................    43,348     2,842
   Devon Energy Corp. * ....................................    14,988       858
   EEX Corp. ...............................................                  --
   EOG Resources, Inc. * ...................................     7,169       331
   Exxon Mobil Corp. * .....................................   424,845    17,419
   Kerr-McGee Corp. * ......................................     6,315       294
   Marathon Oil Corp. * ....................................    19,049       630
   Occidental Petroleum Corp. * ............................    25,047     1,058
   Sunoco, Inc. * ..........................................     4,522       231
   Unocal Corp. * ..........................................    16,854       621
                                                                         -------
                                                                          33,525

Paper & Forest Products - 0.6%
   Boise Cascade Corp. * ...................................     6,062       199
   Georgia-Pacific Corp. * .................................    16,755       514
   International Paper Co. * ...............................    30,569     1,318
   Louisiana-Pacific Corp. * ...............................     7,452       133
   MeadWestvaco Corp. * ....................................    13,833       412
   Plum Creek Timber Co., Inc. * ...........................    11,400       347
   Weyerhaeuser Co. ........................................    14,335       917
                                                                         -------
                                                                           3,840

Personal Products - 0.8%
   Alberto-Culver Co. - Cl. B * ............................     4,182       264
   Avon Products, Inc. .....................................    15,545     1,049
   Colgate-Palmolive Co. ...................................    34,516     1,728
   Gillette Co. ............................................    65,534     2,407
                                                                         -------
                                                                           5,448

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                      Name of Issuer                            Shares    Value
                      --------------                           -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Pharmaceuticals - 8.1%
   Abbott Laboratories * ...................................   100,442   $ 4,681
   Allergan, Inc. * ........................................     8,191       629
   Bristol-Myers Squibb Co. * ..............................   125,426     3,587
   Eli Lilly & Co. * .......................................    71,835     5,052
   Forest Laboratories, Inc. * .............................    23,012     1,422
   Johnson & Johnson .......................................   190,361     9,834
   King Pharmaceuticals, Inc. * ............................    16,622       254
   Medco Health Solutions, Inc. * ..........................    17,605       599
   Merck & Co., Inc. * .....................................   142,935     6,604
   Pfizer, Inc. * ..........................................   490,585    17,332
   Schering-Plough Corp. * .................................    94,828     1,649
   Watson Pharmaceuticals, Inc. * ..........................     6,654       306
   Wyeth * .................................................    84,812     3,600
                                                                         -------
                                                                          55,549

Real Estate Investment Trust - 0.3%
   Apartment Investment & Management Co. ...................     6,200       214
   Equity Office Properties Trust * ........................    25,990       745
   Equity Residential Properties Trust * ...................    16,786       495
   Prologis Trust ..........................................    10,700       343
   Simon Property Group, Inc. ..............................    12,800       593
                                                                         -------
                                                                           2,390

Real Estate Operations - 0.1%
   Hilton Hotels Corp. * ...................................    24,936       427
   Starwood Hotels & Resorts Worldwide,
      Inc. * ...............................................    12,489       449
                                                                         -------
                                                                             876

Road & Rail - 0.5%
   Burlington Northern Santa Fe Corp. * ....................    24,170       782
   CSX Corp. * .............................................    14,410       518
   Norfolk Southern Corp. * ................................    25,459       602
   Ryder System, Inc. ......................................     3,588       122
   Union Pacific Corp. .....................................    16,461     1,144
                                                                         -------
                                                                           3,168

Semiconductor Equipment & Products - 2.1%
   Advanced Micro Devices, Inc. ............................    23,600       352
   Altera Corp. * ..........................................    23,662       537
   Analog Devices, Inc. * ..................................    23,623     1,078
   Applied Materials, Inc. * ...............................   106,054     2,381
   Applied Micro Circuits Corp. * ..........................    19,737       118
   Broadcom Corp. - Cl. A * ................................    19,203       655
   KLA-Tencor Corp. * ......................................    12,570       737
   Linear Technology Corp. * ...............................    20,446       860
   LSI Logic Corp. * .......................................    24,026       213
   Maxim Integrated Products, Inc. * .......................    21,077     1,050
   Micron Technology, Inc. .................................    40,167       541
   National Semiconductor Corp. * ..........................    12,052       475
   Novellus Systems, Inc. * ................................    10,207       429
   PMC-Sierra, Inc. * ......................................    12,439       251
   QLogic Corp. * ..........................................     5,834       301
   Teradyne, Inc. * ........................................    11,754   $   299
   Texas Instruments, Inc. * ...............................   110,525     3,247
   Xilinx, Inc. * ..........................................    22,084       856
                                                                         -------
                                                                          14,380

Software - 4.6%
   Adobe Systems, Inc. .....................................    15,048       591
   Autodesk, Inc. * ........................................     6,156       151
   BMC Software, Inc. * ....................................    13,454       251
   Citrix Systems, Inc. ....................................    10,669       226
   Computer Associates International, Inc. .................    36,763     1,005
   Compuware Corp. * .......................................    20,235       122
   Electronic Arts, Inc. * .................................    19,100       913
   Intuit, Inc. * ..........................................    13,203       699
   Mercury Interactive Corp. * .............................     6,104       297
   Microsoft Corp. * .......................................   694,869    19,137
   Novell, Inc. * ..........................................    26,924       283
   NVIDIA Corp. * ..........................................     9,603       223
   Oracle Corp. * ..........................................   337,464     4,455
   Parametric Technology Corp. .............................    12,184        48
   Peoplesoft, Inc. * ......................................    22,828       520
   Siebel Systems, Inc. * ..................................    33,059       459
   Symantec Corp. * ........................................    19,600       679
   Veritas Software Corp. * ................................    26,963     1,002
                                                                         -------
                                                                          31,061

Specialty Retail - 2.5%
   AutoNation, Inc. * ......................................    17,500       322
   AutoZone, Inc. * ........................................     5,763       491
   Bed Bath & Beyond, Inc. * ...............................    18,620       807
   Best Buy Co., Inc. * ....................................    20,807     1,087
   Circuit City Stores, Inc. ...............................    15,903       161
   Gap, Inc. ...............................................    57,825     1,342
   Home Depot, Inc. * ......................................   146,744     5,208
   Kohl's Corp. * ..........................................    21,484       966
   Limited, Inc. * .........................................    31,972       577
   Lowe's Cos., Inc. * .....................................    50,919     2,820
   Office Depot, Inc. * ....................................    21,548       360
   RadioShack Corp. * ......................................    10,370       318
   Sherwin-Williams Co. * ..................................     8,928       310
   Staples, Inc. * .........................................    32,761       894
   Tiffany & Co. * .........................................     8,912       403
   TJX Cos., Inc. * ........................................    33,016       728
   Toys "R" Us, Inc. * .....................................    13,687       173
                                                                         -------
                                                                          16,967

Textiles & Apparel - 0.3%
   Jones Apparel Group, Inc. ...............................     8,900       314
   Liz Claiborne, Inc. * ...................................     6,652       236
   Nike, Inc. - Cl. B ......................................    17,094     1,170
   Reebok International, Ltd. * ............................     3,485       137
   V.F. Corp. * ............................................     7,263       314
                                                                         -------
                                                                           2,171

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
               Name of Issuer                                 Shares      Value
               --------------                                --------   --------
                                                                        (000's)
COMMON STOCK - Continued

Tobacco - 1.1%
   Altria Group, Inc. ....................................    130,799   $  7,118
   R.J. Reynolds Tobacco Holdings, Inc. ..................      5,700        332
   UST, Inc. * ...........................................     10,237        365
                                                                        --------
                                                                           7,815

Trading Companies & Distributors - 0.1%
   Genuine Parts Co. * ...................................     12,000        398
   W.W. Grainger, Inc. * .................................      5,338        253
                                                                        --------
                                                                             651

U.S. Government Agencies - 1.1%
   Federal Home Loan Mortgage Corp. ......................     44,507      2,596
   Federal National Mortgage Assoc. * ....................     62,755      4,710
                                                                        --------
                                                                           7,306
Wireless Telecommunications Services - 0.2%
   AT&T Wireless Group * .................................    175,449      1,402
                                                                        --------
      TOTAL COMMON STOCK-                                        96.8%   660,172

                                                              Par
                                                             Value
                                                            --------
                                                             (000's)
SHORT-TERM INVESTMENTS

Investment in joint trading account
   (Note B) - 3.1%
   1.061% due 01/02/04 ..................................   $ 21,014     21,014

U.S. Governmental - 0.2%
   U.S. Treasury - Bills
   0.99% due 03/11/04 ...................................      1,244      1,244
                                                                       --------
            TOTAL SHORT-TERM INVESTMENTS- ...............        3.3%    22,258
                                                            --------   --------
         TOTAL INVESTMENTS- .............................      100.1%   682,430
      Payables, less cash and receivables- ..............       (0.1)%     (749)
                                                            --------   --------
               NET ASSETS- ..............................      100.0%  $681,681
                                                            ========   ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04     $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04      19,998
Barclays US Fund, 1.10%, due 01/05/04                 29,997

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                      Market Value
--------------                                      ------------
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04         $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit with Fleet Bank. This agreement enables the Fund to participate in an unsecured line of credit, which permits borrowing up to $10 million. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were as follows:

                            Open                                    Unrealized
                         Contracts   Position   Expiration Month   Appreciation
                         ---------   --------   ----------------   ------------
S&P 500 Index Futures       72         Long         March 04            $699
                                                                        ====

     At December 31, 2003, the Fund had deposited $1,245 in segregated accounts to cover initial margin requirements on open financial futures contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $396 and $15,815 which expire in 2009 and 2010, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                       Between
                    $75 Million and    Excess Over
First $75 Million     $125 Million    $125 Million
-----------------   ---------------   ------------
      0.15%              0.14%            0.13%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $8.

     John Hancock has entered into a Sub-Advisory Agreement with State Street Global Bank & Trust N.A., with respect to the Fund. State Street Global Bank & Trust N.A. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $103,525          $26,061

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Depreciation
----------   ------------   ------------   --------------
 $747,395       $47,147      $(112,113)       $(64,966)

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Depreciation
-------------   -------------   -------------   --------------
      $--            $--           $16,211         $(64,966)

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions
           from
         Ordinary        Distributions from
Year      Income       Long-Term Capital Gain   Return of Capital
----   -------------   ----------------------   -----------------
2003      $16,969              $   --                  $335
2002        4,601               2,918                    --

     Included in the Fund's 2003 distributions from ordinary income is $2,813 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                               Disinterested Trustees

                                        Positions Held          Principal Occupation(s)
Name, Address and Age                     With Trust            During Past Five Years
--------------------------------   ------------------------   ---------------------------
Elizabeth G. Cook (age 66)                 Trustee            Expressive Arts Therapist,
c/o John Hancock Variable Series                              Dana-Farber Cancer
Trust I                                                       Institute; President, The
John Hancock Place                                            Advertising Club of Greater
Boston, Massachusetts 02117                                   Boston

Diane C. Kessler (age 57)                  Trustee            Executive Director,
c/o John Hancock Variable Series                              Massachusetts Council of
Trust I                                                       Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                   Trustee            President and Chief
c/o John Hancock Variable Series                              Executive Officer, East
Trust I                                                       Boston Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)              Trustee            Associate Professor and
c/o John Hancock Variable Series                              Graduate Dean, The Graduate
Trust I                                                       School of the Wallace G.
John Hancock Place                                            Carroll School of
Boston, Massachusetts 02117                                   Management, Boston College

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                       Positions Held           Principal Occupation(s)
Name, Address and Age                     With Trust            During Past Five Years
--------------------------------   ------------------------   ---------------------------
Michele G. Van Leer* (age 46)       Chairman and Trustee      Senior Vice President,
John Hancock Place                                            Product Management, John
Boston, Massachusetts 02117                                   Hancock Life Insurance
                                                              Company; Vice Chairman,
                                                              President & Director, John
                                                              Hancock Variable Life
                                                              Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President   Senior Vice President,
John Hancock Place                       and Trustee          Signator Brokerage, John
Boston, Massachusetts 02117                                   Hancock Life Insurance
                                                              Company; Vice President
                                                              Corporate Communications,
                                                              John Hancock Life
                                                              Insurance Company

Jude A. Curtis (age 45)              Compliance Officer       Vice President and Chief
John Hancock Place                                            Investment Compliance
Boston, Massachusetts 02117                                   Officer, John Hancock Life
                                                              Insurance Company; formerly
                                                              Second Vice President and
                                                              Counsel, Office of Business
                                                              Conduct; John Hancock Life
                                                              Insurance Company; formerly
                                                              a Partner at Hale and Dorr
                                                              LLP (law firm)

Janet Wang (age 35)                 Assistant Compliance      Compliance Specialist, John
John Hancock Place                         Officer            Hancock Life Insurance
Boston, Massachusetts 02117                                   Company

Raymond F. Skiba (age 58)                 Treasurer           Director of Fund
John Hancock Place                                            Operations, John Hancock
Boston, Massachusetts 02117                                   Life Insurance Company

Gladys C. Millan (age 57)            Assistant Treasurer      Manager of Fund Operations,
John Hancock Place                                            John Hancock Life Insurance
Boston, Massachusetts 02117                                   Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                       Positions Held          Principal Occupation(s)
Name, Address and Age                    With Trust            During Past Five Years
--------------------------------   ------------------------   --------------------------
Karen Q. Visconti (age 50)                Secretary           Director, Product & Market
John Hancock Place                                            Management, John Hancock
Boston, Massachusetts 02117                                   Life Insurance Company

Arnold R. Bergman (age 53)           Assistant Secretary      Senior Counsel, Law
John Hancock Place                                            Department, John
Boston, Massachusetts 02117                                   Hancock Life Insurance
                                                              company; formerly Vice
                                                              President, General
                                                              Counsel and Secretary,
                                                              First Variable Life
                                                              Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Equity Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                       Inception: April 30, 1997
--------------------------------------------------------------------------------
Financial Industries Fund
John Hancock Advisers, LLC                        J. Schmidt/L. Welch/J.McKelvey
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 26.03% underperforming its benchmark, the S&P
     500 Financials Sector Index.
..    The Fund was created on April 30, 2003 with prior data representing the VA
     Financial Industries Fund. Since May 1st, the Fund underperformed its benchmark.
..    The Fund underperformed its benchmark due to unfavorable sector allocation decisions. The overweight to the reinsurance sub-sector was the biggest detractor to relative returns, followed by an overweight to insurance brokers.
..    The Fund's exposure to asset management and custody bank was the largest contributor to absolute performance. The biggest detractor to absolute returns was the exposure to the industrial conglomerates sub-sector, with all other sub-sectors having positive absolute returns.
..    The top and bottom contributors to absolute returns came from a variety of sub-sectors. The biggest contributors to performance were FleetBoston,
     State Street Corp., and Legg Mason. The main detractors included Bank America Corp. and BB&T.
..    The portfolio was on average overweight the asset management & custody bank sector, as well as the reinsurance sector, while underweight in the other diversified financial services sub-sector.
..    The manager selects stocks using bottom-up fundamental research and focuses on stocks presenting opportunities based upon market themes, takeover potential and value relative to balance sheet and earnings.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

Investment Made 4/30/97
$10,000

              Financial   Standard & Poor's      S&P 500
             Industries   Financial Index(1)    Index(2)
             ----------   ------------------   ----------
 4/30/1997   $10,000.00       $10,000.00       $10,000.00
 5/31/1997    10,630.00        10,630.00        10,614.00
 6/30/1997    11,240.00        11,240.00        11,087.38
 7/31/1997    12,460.00        12,460.00        11,967.72
 8/31/1997    12,140.00        12,140.00        11,302.32
 9/30/1997    12,990.00        12,990.00        11,921.68
10/31/1997    12,620.00        14,270.72        11,523.50
11/30/1997    13,180.00        14,427.70        12,057.04
12/31/1997    13,505.12        14,916.80        12,264.42
 1/31/1998    13,615.65        14,646.80        12,400.55
 2/28/1998    14,409.48        15,531.47        13,294.63
 3/31/1998    14,972.19        16,162.05        13,975.32
 4/30/1998    15,042.53        16,241.24        14,116.47
 5/31/1998    14,630.54        15,666.30        13,873.67
 6/30/1998    15,173.16        15,578.57        14,436.94
 7/31/1998    14,741.08        14,358.77        14,283.91
 8/31/1998    11,987.80        12,110.18        12,218.45
 9/30/1998    12,630.90        12,794.41        13,001.66
10/31/1998    13,665.89        13,174.40        14,058.69
11/30/1998    14,268.80        13,531.43        14,910.65
12/31/1998    14,662.52        13,956.32        15,769.50
 1/31/1999    14,256.63        13,639.51        16,428.67
 2/28/1999    14,145.02        12,707.93        15,917.73
 3/31/1999    14,368.25        12,602.45        16,554.44
 4/30/1999    15,403.25        13,753.06        17,195.10
 5/31/1999    15,088.69        14,175.28        16,789.30
 6/30/1999    15,332.22        14,688.42        17,721.10
 7/31/1999    14,530.60        14,340.31        17,168.20
 8/31/1999    13,931.93        13,816.89        17,082.36
 9/30/1999    13,231.78        13,540.55        16,614.31
10/31/1999    14,784.28        13,269.74        17,665.99
11/30/1999    14,530.60        13,338.74        18,024.61
12/31/1999    14,842.25        13,748.24        19,086.26
 1/31/2000    14,267.45        13,389.41        18,128.13
 2/29/2000    12,912.55        14,207.50        17,785.51
 3/31/2000    15,591.55        14,274.28        19,524.93
 4/30/2000    15,180.97        14,358.50        18,937.23
 5/31/2000    15,796.83        14,138.81        18,649.02
 6/30/2000    15,694.19        14,551.66        19,005.32
 7/31/2000    16,823.27        15,036.24        18,708.84
 8/31/2000    18,291.07        15,708.35        19,870.66
 9/30/2000    18,824.82        15,618.82        18,821.49
10/31/2000    18,886.40        15,562.59        18,742.44
11/30/2000    17,706.00        13,964.31        17,265.53
12/31/2000    18,872.69        15,163.85        17,350.14
 1/31/2001    18,183.23        15,953.88        17,966.07
 2/28/2001    17,195.34        14,907.31        16,327.56
 3/31/2001    16,310.36        14,178.34        15,294.03
 4/30/2001    17,051.28        15,287.09        16,482.37
 5/31/2001    17,401.15        15,663.15        16,592.80
 6/30/2001    17,257.08        16,203.53        18,189.60
 7/31/2001    16,433.85        15,326.92        16,030.94
 8/31/2001    15,384.22        14,831.86        15,027.40
 9/30/2001    14,622.73        12,835.49        13,813.19
10/31/2001    14,231.69        13,586.37        14,077.02
11/30/2001    15,240.16        14,637.95        15,156.73
12/31/2001    15,567.54        15,541.11        15,290.11
 1/31/2002    15,129.17        15,379.48        15,066.87
 2/28/2002    14,840.48        14,958.09        14,776.08
 3/31/2002    15,653.07        16,160.72        15,331.66
 4/30/2002    15,043.63        16,307.78        14,402.56
 5/31/2002    14,915.33        15,583.71        14,295.98
 6/30/2002    13,856.82        14,810.76        13,278.11
 7/31/2002    13,204.61        12,574.34        12,242.42
 8/31/2002    12,851.77        12,541.64        12,323.22
 9/30/2002    11,985.72        11,641.15        10,983.68
10/31/2002    12,905.23        12,014.83        11,950.25
11/30/2002    13,225.99        13,086.56        12,654.12
12/31/2002    12,537.71        12,357.64        11,910.06
 1/31/2003    12,126.99        14,729.38        11,698.01
 2/28/2003    11,694.66        14,268.35        11,424.04
 3/31/2003    11,532.53        14,212.71        11,534.86
 4/30/2003    12,884.20        15,953.76        12,485.33
 5/31/2003    13,649.81        16,796.12        13,143.30
 6/30/2003    13,686.39        16,838.11        13,311.54
 7/31/2003    14,236.53        17,610.98        13,545.82
 8/31/2003    14,192.76        17,433.11        13,809.97
 9/30/2003    14,184.91        17,549.91        13,663.58
10/31/2003    15,173.17        18,759.10        14,436.94
11/30/2003    15,145.77        18,708.45        14,563.98
12/31/2003    15,801.75        19,627.04        15,327.14

Value on 12/31/02:
------------------
$ 15,802 Financial Industries Fund
$ 19,627 Standard & Poor's Financial Index (1)
$ 15,327 S&P 500 Index(2)

MORNINGSTAR
CATEGORY+:
.. Specialty Financial

MORNINGSTAR
RISK+:
.. (VL/VUL) NA
.. (VA) Average

MORNINGSTAR
RATING+:
.. NA (VL/VUL)
.. * (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
Goldman Sachs Group, Inc.           5.3%
State Street Corp.                  4.8%
Citigroup, Inc.                     4.7%
Fifth Third Bancorp                 4.7%
Wells Fargo & Co.                   4.6%
JP Morgan Chase & Co.               4.2%
American Express Co.                4.1%
Federal National Mortgage Assoc.    4.0%
Berkshire Hathaway, Inc.            3.9%
Marsh & McLennan Cos., Inc.         3.8%

AVERAGE ANNUAL TOTAL RETURNS*

                             Financial      Standard &
                            Industries   Poor's Financial   S&P 500(R)
                               Fund          Index(1)        Index(2)
                            ----------   ----------------   ----------
1 Year                        26.03%          31.03%          28.69%
3 Years                       -5.75            0.61           -4.05
5 Years                        1.51            5.91           -0.57
Since Inception (4/30/97)      7.09           10.64            6.62

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                                 % of
                                 Assets
Banks: Outside New York
City                             36.89%
Diversified Financial Services   21.57%
Banks: New York City              7.87%
Financial Miscellaneous           7.57%
Insurance: Multi-Line             7.02%
Insurance: Property-Casualty      6.26%
Securities Brokerage &
Services                          4.18%
Multi-Sector Companies            3.90%

Savings & Loan                    2.43%
Insurance: Life                   1.07%
Investment Management
Companies                         0.46%
Financial Data
Processing Svcs and
Systms                            0.31%
Finance Companies                 0.20%
Real Estate Investment
Trusts (REIT)                     0.17%
Finance: Small Loan               0.11%

(1) The Standard & Poor's Financial Index is an unmanaged index of financial sector stocks in the Standard & Poor's 500(R) Index.

(2) "S&P 500(R)" is an unmanaged stock index commonly used as a broad measure of stock market performance.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a non diversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03, this fund is not yet rated for VL/VUL.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 54,619
Net unrealized appreciation of investments .........................      6,660
Short-term investments at value ....................................      1,641
                                                                       --------
      Total investments ............................................     62,920
Receivable for:
   Dividends .......................................................        101
   Other assets ....................................................          3
                                                                       --------
Total assets .......................................................     63,024
                                                                       --------
LIABILITIES
Payables for:
   Fund shares purchased ...........................................         35
   Other liabilities ...............................................          1
                                                                       --------
Total liabilities ..................................................         36
                                                                       --------
Net assets .........................................................   $ 62,988
                                                                       ========
Shares of beneficial interest outstanding ..........................      4,384
                                                                       --------
Net asset value per share ..........................................   $  14.37
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................     69,718
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (13,390)
   Net unrealized appreciation of investments ......................      6,660
                                                                       --------
Net assets .........................................................   $ 62,988
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $     6
      Dividends .....................................................     1,283
                                                                        -------
Total investment income .............................................     1,289
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       461
      Auditors fees .................................................         4
      Custodian fees ................................................        13
      Legal fees ....................................................         2
      Printing & mailing fees .......................................         9
      Trustees' fees ................................................         1
      Other fees ....................................................         8
                                                                        -------
Total expenses ......................................................       498
                                                                        -------
Net investment income ...............................................       791

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss)
      Investments ...................................................    (1,520)
      Foreign currency translations .................................         1

Change in unrealized appreciation (depreciation) on:
   Investments ......................................................    14,170
   Translation of assets and liabilities in foreign
   currencies .......................................................        (1)
                                                                        -------
Net realized and unrealized gain ....................................    12,650
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $13,441
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                              Year Ended     Year Ended
                                                                             December 31,   December 31,
                                                                                 2003           2002
                                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .................................................          791           639
   Net realized loss .....................................................       (1,519)       (7,404)
   Change in net unrealized appreciation (depreciation) ..................       14,169        (9,486)
                                                                                -------       -------
      Net increase (decrease) in net assets resulting from operations ....       13,441       (16,251)
Distributions to shareholders from:
   Net investment income .................................................         (914)         (641)
   Realized gains ........................................................         (114)
                                                                                -------       -------
      Decrease in net assets resulting from distributions ................       (1,028)         (641)
From fund share transactions:
   Proceeds from shares sold .............................................        4,734         8,600
   Distributions reinvested ..............................................        1,028           641
   Payment for shares redeemed ...........................................      (12,562)      (23,894)
                                                                                -------       -------
      Decrease in net assets from fund share transactions ................       (6,800)      (14,653)
                                                                                -------       -------
NET INCREASE (DECREASE) IN NET ASSETS ....................................        5,613       (31,545)
NET ASSETS
   Beginning of Period ...................................................       57,375        88,920
                                                                                -------       -------
      End of Period ......................................................       62,988        57,375
                                                                                =======       =======
Analysis of fund share transactions:
   Sold ..................................................................          318           673
   Reinvested ............................................................           59            53
   Redeemed ..............................................................         (619)       (1,891)
                                                                                -------       -------
      Decrease in fund shares outstanding ................................         (242)       (1,165)
                                                                                =======       =======

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                          Financial Industries Fund
                                                             ---------------------------------------------------
                                                                           Year Ended December 31,
                                                             ---------------------------------------------------
                                                              2003(f)      2002      2001        2000     1999
                                                             --------    -------   -------     -------   -------
Net Assets Value at Beginning of Period ..................   $ 11.60     $ 14.56   $ 18.34     $ 14.46   $ 14.45
Income from Investment Operations:
   Net Investment Income .................................      0.18        0.12      0.11        0.06      0.11
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .....................................      2.82       (2.95)    (3.33)       3.87      0.06
                                                             -------     -------   -------      ------   -------
   Total From Investment Operations ......................      3.00       (2.83)    (3.22)       3.93      0.17
Less Distributions:
   Distribution from Net Investment Income ...............     (0.20)      (0.13)    (0.09)      (0.05)    (0.10)
   Distribution from Net Realized Gains on Investments ...     (0.03)                (0.47)                (0.05)
   Distribution from Capital Paid-in .....................                                                 (0.01)
                                                             -------     -------   -------      ------   -------
   Total Distributions ...................................     (0.23)      (0.13)    (0.56)      (0.05)    (0.16)
Capital Contributions ....................................
                                                             -------     -------   -------     -------   -------
Net Assets Value at End of Period ........................   $ 14.37     $ 11.60   $ 14.56     $ 18.34   $ 14.46
                                                             =======     =======   =======     =======   =======
Total Investment Return ..................................     26.03%(c)  (19.46)%  (17.51)%     27.16%     1.23%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....      0.85%(d)    0.90%     0.89%       0.90%     0.90%
   Ratio of Net Investment Income (Loss) to Average
      Net Assets .........................................      1.35%(d)    0.87%     0.71%       0.36%     0.77%
   Portfolio Turnover Rate ...............................     50.20%(c)    2.00%    97.00%(e)   41.00%    72.00%
Net Assets End of Period (000s Omitted) ..................   $62,988     $57,375   $88,920     $71,367   $49,312

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) Excludes merger activity.

(f)  Commencement of investment operations.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2003
--------------------------------------------------------------------------------
FINANCIAL INDUSTRIES FUND

                                                                         Market
           Name of Issuer                                       Shares    Value
           --------------                                       ------   -------
                                                                         (000's)
COMMON STOCK

Banks - 36.1%
   Bank of America Corp. * ..................................   27,000   $ 2,172
   Bank of New York Co., Inc. ...............................   68,000     2,252
   Bank One Corp. * .........................................   23,000     1,049
   Charter One Financial, Inc. ..............................   10,000       345
   Fifth Third Bancorp * ....................................   48,842     2,887
   First Tennessee National Corp. ...........................    3,000       132
   FleetBoston Financial Corp. ..............................   51,600     2,252
   Golden West Financial Corp. * ............................    6,600       681
   JP Morgan Chase & Co. ....................................   70,000     2,571
   M & T Bank Corp. * .......................................   14,400     1,415
   Mellon Financial Corp. * .................................   46,500     1,493
   National City Corp. * ....................................   10,000       339
   National Commerce Financial Corp. ........................    3,000        82
   PNC Bank Corp. * .........................................   18,344     1,004
   SouthTrust Corp. * .......................................   20,000       655
   Suntrust Banks, Inc. * ...................................    6,500       465
   US Bancorp * .............................................   17,500       521
   Wachovia Corp. * .........................................   47,942     2,234
   Wintrust Financial Corp. .................................    3,250       147
                                                                         -------
                                                                          22,696

Commercial Services & Supplies - 0.4%
   Benfield * ...............................................   13,795        64
   Fiserv, Inc. * ...........................................    4,800       190
                                                                         -------
                                                                             254
Credit Card - 5.9%
   American Express Co. * ...................................   52,000     2,508
   MBNA Corp. * .............................................   48,475     1,204
                                                                         -------
                                                                           3,712
Diversified Financials - 27.9%
   Ameritrade Holding Corp. * ...............................   11,750       165
   Bear Stearns Cos., Inc. * ................................    7,400       592
   Capital One Financial Corp. ..............................    2,000       123
   Citigroup, Inc. * ........................................   60,000     2,912
   Eaton Vance Corp. * ......................................    7,000       257
   Goldman Sachs Group, Inc. ................................   32,700     3,228
   Legg Mason, Inc. * .......................................   15,000     1,158
   Lehman Brothers Holdings, Inc. ...........................    8,350       645
   Merrill Lynch & Co., Inc. * ..............................   32,800     1,924
   Morgan Stanley, Dean Witter, Discover &
      Co. ...................................................    6,000       347
   National Financial Partners Corp. * ......................      850        23
   State Street Corp. .......................................   56,300     2,932
   Washington Mutual, Inc. * ................................   11,500       461
   Wells Fargo & Co. * ......................................   48,000     2,827
                                                                         -------
                                                                          17,594
Finance - 0.1%
   Nelnet, Inc. - Cl. A * ...................................    3,093        69

Insurance - 22.8%
   Allstate Corp. ...........................................   13,200       568
   American International Group, Inc. * .....................   30,004     1,989
   Arch Capital Group, Ltd. * ...............................   29,200   $ 1,164
   Aspen Insurance Holdings, Ltd. * .........................      400        10
   Axis Capital Holdings, Ltd. * ............................    8,435       247
   Berkshire Hathaway, Inc. - Cl. B * .......................      850     2,393
   China Life Insurance Co., Ltd. * .........................      574        19
   Direct General Corp. * ...................................    5,000       165
   Hartford Financial Services Group,Inc. * .................   18,350     1,083
   Marsh & McLennan Cos., Inc. * ............................   48,000     2,299
   PartnerRe, Ltd. ..........................................    4,500       261
   Prudential Financial, Inc. * .............................    4,000       167
   Radian Group, Inc. .......................................   12,050       587
   Renaissancere Holdings, Ltd. .............................   18,000       883
   Scottish Annuity & Life ..................................   22,500       468
   Torchmark, Inc. * ........................................   12,900       587
   Transatlantic Holdings, Inc. .............................    7,200       582
   Travelers Property Casualty Corp. - Cl. B ................   30,900       524
   United National Group, Ltd. - Cl. A * ....................    4,050        72
   Willis Group Holdings, Ltd. * ............................    8,975       306
                                                                         -------
                                                                          14,374
Real Estate Investment Trust - 0.2%
   Apartment Investment & Management Co. ....................    3,000       103

U.S. Government Agencies - 3.9%
   Federal National Mortgage Assoc. * .......................   33,000     2,477
                                                                         -------
           TOTAL COMMON STOCK- ..............................     97.3%   61,279

                                                                 Par
                                                                Value
                                                                ------
                                                                (000's)
SHORT-TERM INVESTMENTS - 2.6%
   Investment in joint trading account (Note B)
      1.061% due 01/02/04 ...................................   $1,641     1,641
                                                                ------   -------

           TOTAL INVESTMENTS- ...............................     99.9%   62,920
      Cash and Receivables, less payables- ..................      0.1%       68
                                                                ------   -------
               NET ASSETS- ..................................    100.0%  $62,988
                                                                ======   =======

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Financial Industries Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%,due 01/02/04                 20,000
Cargill Asia Pacific, 1.05%,  due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04         $ 31,156
Mortgage Int. Networking, 0.98% due 01/02/04             50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $143                     1.56%               $--

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $1,143, $9,571 and $2,372 which expire in 2006, 2008 and 2011, respectively.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.80% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with John Hancock Advisers, with respect to the Fund. John Hancock Advisers is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $79,857          $24,934

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $56,440       $8,483        $(2,003)         $6,480

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $13,086          $6,480

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions   Distributions
           from            from
          Ordinary       Long-Term
Year       Income       Capital Gain   Return of Capital
----   -------------   -------------   -----------------
2003        $787            $--              $241
2002          --             --                --

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

     Acquiring Fund             Target Fund
------------------------   -----------------------
VST Financial Industries   VA Financial Industries

     This combination provides for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. Accordingly, the former VA Financial Industries is the accounting survivor of this merger and historical performance for it's periods prior to April 28, 2003 will be used by the surviving fund. The acquisition was accounted for as tax-free exchange as follows:

                   Trust Shares                  Target Fund     Acquiring Fund       Acquiring Fund
Acquiring Fund       Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
vs. Target Fund   Acquiring Fund    Net Assets   Depreciation    to Combination      After Combination
---------------   --------------   -----------   ------------   ----------------   --------------------
VST Financial
Industries vs.
VA Financial
Industries             4,640         $55,074        $(5,280)         $200                 $55,274

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                With Trust           During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                        Positions Held              Principal Occupation(s)
Name, Address and Age                     With Trust                During Past Five Years
--------------------------------   ------------------------   ----------------------------------
Robert Verdonck (age 58)                  Trustee             President and Chief
c/o John Hancock Variable Series                              Executive Officer, East Boston
Trust I                                                       Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)             Trustee             Associate Professor and Graduate
c/o John Hancock Variable Series                              Dean, The Graduate School of the
Trust I                                                       Wallace G. Carroll School of
John Hancock Place                                            Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                      Positions Held              Principal Occupation(s)
Name, Address and Age                   With Trust                 During Past Five Years
--------------------------------   ------------------------   ----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee     Senior Vice President, Product
John Hancock Place                                            Management, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company; Vice Chairman,
                                                              President & Director, John Hancock
                                                              Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President   Senior Vice President, Signator
John Hancock Place                      and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company; Vice President
                                                              Corporate Communications, John
                                                              Hancock Life Insurance Company

Jude A. Curtis (age 45)               Compliance Officer      Vice President and Chief Investment
John Hancock Place                                            Compliance Officer, John Hancock
Boston, Massachusetts 02117                                   Life Insurance Company; formerly
                                                              Second Vice President and Counsel,
                                                              Office of Business Conduct; John
                                                              Hancock Life Insurance Company;
                                                              formerly a Partner at Hale and Dorr
                                                              LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                         Positions Held             Principal Occupation(s)
Name, Address and Age                      With Trust               During Past Five Years
--------------------------------   ------------------------   ------------------------------------
Janet Wang (age 35)                   Assistant Compliance    Compliance Specialist, John
John Hancock Place                           Officer          Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                  Treasurer          Director of Fund Operations, John
John Hancock Place                                            Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer   Manager of Fund Operations, John
John Hancock Place                                            Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary        Director, Product & Market
John Hancock Place                                            Management, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                            John Hancock Life Insurance
Boston, Massachusetts 02117                                   company; formerly Vice President,
                                                              General Counsel and Secretary, First
                                                              Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Financial Industries Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Financial Industries Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND
INDEPENDENCE INVESTMENT LLC                                 M. Lapman/J. Forelli
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 31.77%, underperforming its benchmark, the
     Russell MidCap Growth Index.

..    The Fund underperformed its benchmark primarily due to unfavorable stock selection decisions broadly across sectors, while sector allocation exposures modestly added value. Stock selection detracted the most significantly within the information technology, health care and consumer discretionary sectors.

..    The Fund's exposure to information technology was the largest contributor to absolute performance, followed by its exposure to health care. Nearly all sectors produced positive absolute returns during the year.

..    Stocks that detracted from performance included Newell Rubbermaid, King
     Pharmaceutical and Concord EFS.

..    Independence Investment LLC assumed management of the Fund effective
     December 15th. Independence implemented an investment strategy for the Fund that is substantially the same as the investment strategy it now employs for the Large Cap Growth Fund. Under that strategy, the Fund will invest primarily in large cap growth stocks.

..    The manager uses both fundamental equity research and quantitative portfolio construction to identify stocks having both favorable valuations and improving earnings growth prospects. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

             Fundamental   Russell Mid Cap(TM)
             Growth Fund      Growth Index
             -----------   -------------------
 8/31/1999   $10,000.00        $10,000.00
 9/30/1999    10,000.46          9,915.00
10/31/1999    10,835.61         10,681.43
11/30/1999    12,529.18         11,788.03
12/31/1999    15,457.31         13,828.53
 1/31/2000    15,971.69         13,825.77
 2/29/2000    22,029.65         16,731.94
 3/31/2000    18,800.95         16,748.68
 4/30/2000    16,531.98         15,122.38
 5/31/2000    14,460.68         14,019.96
 6/30/2000    18,224.49         15,507.48
 7/31/2000    17,401.55         14,525.85
 8/31/2000    18,979.45         16,716.35
 9/30/2000    18,950.32         15,898.92
10/31/2000    17,464.99         14,811.43
11/30/2000    13,822.29         11,592.91
12/31/2000    14,988.72         12,203.86
 1/31/2001    15,137.52         12,900.70
 2/28/2001    12,556.69         10,668.88
 3/31/2001    10,435.26          9,142.16
 4/30/2001    12,128.32         10,666.16
 5/31/2001    12,013.25         10,616.03
 6/30/2001    11,811.06         10,621.33
 7/31/2001    10,738.12          9,905.46
 8/31/2001     9,931.85          9,187.31
 9/30/2001     8,117.67          7,668.65
10/31/2001     8,823.48          8,474.62
11/30/2001     9,770.93          9,387.34
12/31/2001    10,157.18          9,744.06
 1/31/2002     9,836.37          9,427.38
 2/28/2002     9,289.70          8,892.85
 3/31/2002     9,876.64          9,571.37
 4/30/2002     9,496.82          9,065.04
 5/31/2002     9,201.30          8,794.91
 6/30/2002     8,207.97          7,823.95
 7/31/2002     7,477.24          7,063.46
 8/31/2002     7,370.59          7,038.74
 9/30/2002     6,735.15          6,479.16
10/31/2002     7,239.79          6,981.29
11/30/2002     7,585.64          7,527.93
12/31/2002     7,081.49          7,073.24
 1/31/2003     6,987.19          7,003.92
 2/28/2003     6,808.34          6,942.99
 3/31/2003     6,916.32          7,072.13
 4/30/2003     7,320.41          7,553.74
 5/31/2003     7,919.05          8,280.41
 6/30/2003     8,036.15          8,398.82
 7/31/2003     8,319.73          8,698.66
 8/31/2003     8,735.77          9,177.96
 9/30/2003     8,540.77          8,999.90
10/31/2003     9,219.67          9,725.30
11/30/2003     9,397.98          9,985.93
12/31/2003     9,331.06         10,094.78

Value on 12/31/03:
-----------------
$9,331   Fundamental Growth Fund
$10,095  Russell MidCap(TM) Growth Index

TOP TEN HOLDINGS (as of December 31, 2003)

                           % of
                          Assets
                          ------
General Electric Co.       5.9%

Pfizer, Inc.               5.6%

Intel Corp.                4.7%

Microsoft Corp.            4.7%

Cisco Systems, Inc.        3.6%

Texas Instruments, Inc.    2.5%

Home Depot, Inc.           2.5%

Dell, Inc.                 2.0%

3M Co.                     2.0%

Amgen, Inc.                2.0%

AVERAGE ANNUAL TOTAL RETURNS*

                            Fundamental   Russell MidCap(TM)
                            Growth Fund     Growth Index
                            -----------   ------------------
1 Year                         31.77%          42.72%

3 Years                       -14.61           -6.13

Since Inception (8/31/99)      -1.58            0.22

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Information Technology   34.13%
Health Care              20.71%
Industrials              12.76%
Consumer Discretionary   11.41%
Financials                9.03%
Consumer Staples          8.99%
Energy                    1.80%
Telecommunication
Services                  0.75%
Materials                 0.41%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 480 VL/VUL subaccounts and 787 VA subaccounts in the Morningstar Mid Cap Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 24,732
Net unrealized appreciation of investments .........................      1,215
Short-term investments at value ....................................        159
                                                                       --------
      Total investments ............................................     26,106
Cash ...............................................................         84
Receivable for:
   Fund shares sold ................................................          7
   Dividends .......................................................         19
                                                                       --------
Total assets .......................................................     26,216
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................        153
   Other liabilities ...............................................          6
                                                                       --------
Total liabilities ..................................................        159
                                                                       --------
Net assets .........................................................   $ 26,057
                                                                       ========
Shares of beneficial interest outstanding ..........................      3,653
                                                                       --------
Net asset value per share ..........................................   $   7.13
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 58,344
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (33,502)
   Net unrealized appreciation of investments ......................      1,215
                                                                       --------
Net assets .........................................................   $ 26,057
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest .......................................................   $    7
      Dividends ......................................................      129
      Securities lending .............................................        1
                                                                         ------
Total investment income ..............................................      137
                                                                         ------
EXPENSES
      Investment advisory fee ........................................      202
      Auditors fees ..................................................        3
      Custodian fees .................................................       10
      Legal fees .....................................................        6
      Printing & mailing fees ........................................        1
      Trustees' fees .................................................        1
                                                                         ------
Total expenses .......................................................      223
                                                                         ------
Net investment loss ..................................................      (86)
                                                                         ------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments ..................................    1,982
   Change in unrealized appreciation on investments ..................    4,240
                                                                         ------
Net realized and unrealized gain .....................................    6,222
                                                                         ------
Net increase in net assets resulting from
   operations ........................................................   $6,136
                                                                         ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Year Ended      Year Ended
                                                                            December 31,   December 31,
                                                                               2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss ..................................................     $   (86)       $   (145)
   Net realized gain (loss) .............................................       1,982          (9,185)
   Change in net unrealized appreciation (depreciation) .................       4,240          (1,424)
                                                                              -------        --------
      Net increase (decrease) in net assets resulting from operations ...       6,136         (10,754)
Distributions to shareholders from:
   Realized gains .......................................................      (2,176)
                                                                              -------
      Decrease in net assets resulting from distributions ...............      (2,176)
From fund share transactions:
   Proceeds from shares sold ............................................       6,270           6,642
   Distributions reinvested .............................................       2,176
   Payment for shares redeemed ..........................................      (6,414)        (13,720)
                                                                              -------        --------
      Increase (decrease) in net assets from fund share transactions ....       2,032          (7,078)
                                                                              -------        --------
NET INCREASE (DECREASE) IN NET ASSETS ...................................       5,992         (17,832)

NET ASSETS
   Beginning of Period ..................................................      20,065          37,897
                                                                              -------        --------
   End of Period ........................................................     $26,057        $ 20,065
                                                                              =======        ========
Analysis of fund share transactions:
   Sold .................................................................         907             999
   Reinvested ...........................................................         309
   Redeemed .............................................................        (956)         (2,073)
                                                                              -------        --------
Net increase (decrease) in fund shares outstanding ......................         260          (1,074)
                                                                              =======        ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                                Fundamental Growth Fund
                                                           -----------------------------------------------------------------
                                                                                Year Ended December 31,
                                                           -----------------------------------------------------------------
                                                                                                               Period from
                                                                                                              August 31(g),
                                                                                                             to December 31,
                                                           2003(i)      2002         2001       2000(e)           1999
                                                           -------    -------      -------      -------      ---------------
Net Assets Value at Beginning of Period ................   $  5.91    $  8.48      $ 12.52      $ 14.42          $10.00
Income from Investment Operations:
   Net Investment Loss .................................     (0.01)     (0.06)       (0.03)       (0.02)          (0.02)
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ...................................      1.88      (2.51)       (4.01)       (0.44)           5.34
                                                           -------    -------      -------      -------          ------
   Total From Investment Operations ....................      1.87      (2.57)       (4.04)       (0.46)           5.32
Less Distributions:
   Distribution from Net Realized Gains on
      Investments ......................................     (0.65)                               (0.76)          (0.90)
   Distribution from Excess of Net Investment
      Income/Gains .....................................                                          (0.65)
   Distribution from Capital Paid-in ...................                                          (0.03)
                                                           -------                              -------          ------
   Total Distributions .................................     (0.65)                               (1.44)          (0.90)
                                                           -------    -------      -------      -------          ------
Net Assets Value at End of Period ......................   $  7.13    $  5.91      $  8.48      $ 12.52          $14.42
                                                           =======    =======      =======      =======          ======
Total Investment Return(b) .............................     31.77%    (30.28)%     (32.23)%      (3.03)%         54.57%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ...      1.00%      1.00%(f)     1.00%(f)     0.96%(f)        0.95%(d)(f)
   Ratio of Net Investment Loss to Average Net
      Assets ...........................................     (0.38)%    (0.52)%      (0.46)%      (0.38)%         (0.55)%(d)
   Portfolio Turnover Rate .............................    201.18%     93.77%      118.01%(h)   250.46%          61.66%(c)
Net Assets End of Period (000s Omitted) ................   $26,057    $20,065      $37,897      $46,114          $9,175

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) The fund entered into a new Sub-Advisory Agreement with Putnam Investment Management, Inc. during the period shown.

(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.16%, 1.19%, 1.00%, and 1.09% for the years ended December 31, 2002, 2001, 2000, and 1999, respectively.

(g)  Commencement of investment operations.

(h)  Excludes merger activity.

(i) The Fund entered into a new Sub-Advisory Agreement with Independence Investment LLC during the period shown.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.0%
   Boeing Co. *..............................................    6,100   $   257

Air Freight & Couriers - 0.3%
   United Parcel Service, Inc. - Cl. B.......................    1,100        82

Beverages - 2.5%
   Anheuser-Busch Cos., Inc..................................    3,900       206
   PepsiCo, Inc. *...........................................    9,400       438
                                                                         -------
                                                                             644

Biotechnology - 2.0%
   Amgen, Inc. *.............................................    8,300       513

Chemicals - 0.4%
   Rohm & Haas Co............................................    2,500       107

Commercial Services & Supplies - 0.4%
   Ceridian Corp. *..........................................    4,600        96

Communications Equipment - 4.0%
   Cisco Systems, Inc. *.....................................   38,200       928
   Comverse Technology, Inc. *...............................    6,000       105
                                                                         -------
                                                                           1,033

Computers & Peripherals - 9.9%
   Dell, Inc. *..............................................   15,400       523
   EMC Corp. *...............................................   31,400       406
   Intel Corp................................................   38,200     1,230
   International Business Machines Corp. ....................    3,100       287
   Network Appliance, Inc. *.................................    6,000       123
                                                                         -------
                                                                           2,569

Diversified Financials - 4.6%
   Capital One Financial Corp................................    2,300       141
   Citigroup, Inc. *.........................................    6,100       296
   Goldman Sachs Group, Inc..................................    3,100       306
   Merrill Lynch & Co., Inc. *...............................    5,400       317
   Wells Fargo & Co. *.......................................    2,300       135
                                                                         -------
                                                                           1,195

Diversified Telecommunication Services - 0.7%
   Nextel Communications, Inc. - Cl. A *.....................    6,900       194

Electrical Equipment - 1.6%
   United Technologies Corp. *...............................    4,500       427

Electronic Equipment & Instruments - 0.6%
   Sanmina Corp. *...........................................   12,200       154

Energy Equipment & Services - 0.5%
   Halliburton Co. *.........................................    5,400       140

Food & Drug Retailing - 0.5%
   Whole Foods Market, Inc. *................................    1,800       121

Health Care Equipment & Supplies - 3.3%
   Boston Scientific Corp. *.................................    7,000       257
   Guidant Corp..............................................    3,600       217
   St. Jude Medical, Inc. *..................................    2,500       154

Health Care Equipment & Supplies - Continued
   Zimmer Holdings, Inc. *...................................    3,400     $ 239
                                                                         -------
                                                                             867

Health Care Providers & Services - 3.1%
   Anthem, Inc. *............................................    4,200       315
   PacifiCare Health Systems, Inc. *.........................    3,400       230
   UnitedHealth Group, Inc. *................................    1,500        87
   Wellpoint Health Networks, Inc. *.........................    1,800       175
                                                                         -------
                                                                             807

Hotels Restaurants & Leisure - 0.5%
   International Game Technology *...........................    3,800       136

Household Products - 1.5%
   Procter & Gamble Co. *....................................    4,000       400

Industrial Conglomerates - 9.0%
   3M Co. ...................................................    6,100       519
   General Electric Co. * ...................................   49,000     1,518
   Tyco International, Ltd. * ...............................   11,600       307
                                                                         -------
                                                                           2,344

Insurance - 2.7%
   American International Group, Inc. * .....................    3,600       239
   Everest Re Group, Ltd. ...................................    1,400       118
   Hartford Financial Services Group, Inc. * . ..............    2,000       118
   Metlife, Inc. *...........................................    3,100       104
   Progressive Corp..........................................    1,600       134
                                                                         -------
                                                                             713

IT Consulting & Services - 2.3%
   Accenture, Ltd. - Cl. A *.................................   12,600       332
   Computer Sciences Corp. *.................................    3,100       137
   Electronic Data Systems Corp. *...........................    5,400       132
                                                                         -------
                                                                             601

Machinery - 0.8%
   Danaher Corp. *...........................................    2,200       202

Media - 4.7%
   Clear Channel Communications, Inc.........................    2,200       103
   Comcast Corp. - Cl. A.....................................   11,200       368
   Interactive Corp..........................................    4,700       159
   Omnicom Group, Inc. ......................................    1,500       131
   The Walt Disney Co. *.....................................   10,400       243
   Time Warner, Inc. *.......................................   12,400       223
                                                                         -------
                                                                           1,227

Multiline Retail - 2.4%
   BJ's Wholesale Club, Inc. *...............................    7,700       177
   Wal-Mart Stores, Inc. *...................................    8,700       461
                                                                         -------
                                                                             638

Oil & Gas - 1.3%
   Murphy Oil Corp...........................................    2,600       170

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Oil & Gas - Continued
   Newfield Exploration Co. *................................    3,500   $   156
                                                                         -------
                                                                             326

Personal Products - 0.9%
   Avon Products, Inc........................................    3,600       243

Pharmaceuticals - 12.2%
   Abbott Laboratories *.....................................   10,900       508
   Johnson & Johnson.........................................    9,100       470
   Merck & Co., Inc. *.......................................    7,100       328
   Pfizer, Inc. *............................................   41,100     1,452
   Watson Pharmaceuticals, Inc. *............................    4,000       184
   Wyeth *...................................................    5,800       246
                                                                         -------
                                                                           3,188

Semiconductor Equipment & Products - 6.9%
   Analog Devices, Inc. *....................................    3,400       155
   Applied Materials, Inc. *.................................   12,400       279
   Maxim Integrated Products, Inc. *.........................    3,400       169
   Novellus Systems, Inc. *..................................    6,300       265
   QLogic Corp. *............................................    5,200       269
   Texas Instruments, Inc. *.................................   22,100       649
                                                                         -------
                                                                           1,786

Software - 8.3%
   Electronic Arts, Inc. *...................................    7,100       339
   Mercury Interactive Corp. *...............................    3,100       151
   Microsoft Corp. *.........................................   44,200     1,217
   Symantec Corp. *..........................................    3,400       118
   Veritas Software Corp. *..................................    9,000       335
                                                                         -------
                                                                           2,160
Specialty Retail - 5.2%
   Best Buy Co., Inc. *......................................    2,700       141
   Home Depot, Inc. *........................................   18,100       643
   Kohl's Corp. *............................................    3,100       139
   Lowe's Cos., Inc. *.......................................    3,700       205
   Staples, Inc. *...........................................    4,700       128
   Tiffany & Co. *...........................................    2,200       100
                                                                         -------
                                                                           1,356
Textiles & Apparel - 0.9%
   Coach, Inc. *.............................................    3,700       139
   Nike, Inc. - Cl. B........................................    1,500       103
                                                                         -------
                                                                             242

Tobacco - 1.1%
   Altria Group, Inc.........................................    5,300       288

Trading Companies & Distributors - 1.8%
   CDW Corp..................................................    7,900       456

U.S. Government Agencies - 1.7%
   Federal National Mortgage Assoc. *........................    5,800       435
                                                                         -------
            TOTAL COMMON STOCK-                                   99.6%   25,947

                                                                Par      Market
                    Name of Issuer                             Value     Value
                    --------------                            -------   -------
                                                              (000's)   (000's)
SHORT-TERM INVESTMENTS - 0.6%
   Investment in joint trading account (Note B)
      1.061% due 01/02/04.................................     $  159   $   159
                                                               ------   -------
            TOTAL INVESTMENTS- ...........................      100.2%   26,106
         Payables, less cash and receivables- ............       (0.2)%     (49)
                                                               ------   -------
               NET ASSETS- ...............................      100.0%  $26,057
                                                               ======   =======

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Fundamental Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04        19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%, due 01/02/04               20,000
Cargill Asia Pacific, 1.05%, due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                       49,996

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Greenwich CPL Holding Funding, 0.95%, due 01/02/04     $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to that Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Trust.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $178                     1.68%               $--

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $171, $3,440, $20,156 and $9,696 which expire in 2007, 2008, 2009 and
2010, respectively.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Certain of the above losses may be limited under sections 382-384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $250 Million   $250 Million
------------------   ------------
       0.90%             0.85%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     As of December 15, 2003, John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $44,550           $44,421

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $24,929       $1,193          $(17)          $1,176

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
      $--             $--          $33,461          $1,176

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

        Distributions from     Distributions from
Year      Ordinary Income    Long-Term Capital Gain   Return of Capital
----   -------------------   ----------------------   -----------------
2003           $569                   $--                   $1,607
2002             --                    --                       --

     Included in the Fund's 2003 distributions from ordinary income is $569 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                      Positions Held        Principal Occupation(s)
Name, Address and Age                   With Trust          During Past Five Years
--------------------------------   -------------------   ----------------------------
Elizabeth G. Cook (age 66)               Trustee         Expressive Arts Therapist,
c/o John Hancock Variable Series                         Dana-Farber Cancer
Trust I                                                  Institute; President, The
John Hancock Place                                       Advertising Club of Greater
Boston, Massachusetts 02117                              Boston

Diane C. Kessler (age 57)                Trustee         Executive Director,
c/o John Hancock Variable Series                         Massachusetts Council of
Trust I                                                  Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                 Trustee         President and Chief
c/o John Hancock Variable Series                         Executive Officer, East
Trust I                                                  Boston Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)            Trustee         Associate Professor and
c/o John Hancock Variable Series                         Graduate Dean, The
Trust I                                                  Graduate School of the
John Hancock Place                                       Wallace G. Carroll
Boston, Massachusetts 02117                              School of Management,
                                                         Boston College

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                         Positions Held              Principal Occupation(s)
Name, Address and Age                      With Trust                During Past Five Years
------------------------------     ----------------------------   ----------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President,
John Hancock Place                                                Product Management, John
Boston, Massachusetts 02117                                       Hancock Life Insurance
                                                                  Company; Vice Chairman,
                                                                  President & Director, John
                                                                  Hancock Variable Life
                                                                  Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President,
John Hancock Place                        and Trustee             Signator Brokerage, John
Boston, Massachusetts 02117                                       Hancock Life Insurance
                                                                  Company; Vice President
                                                                  Corporate Communications,
                                                                  John Hancock Life Insurance
                                                                  Company

Jude A. Curtis (age 45)                Compliance Officer         Vice President and Chief
John Hancock Place                                                Investment Compliance
Boston, Massachusetts 02117                                       Officer, John Hancock Life
                                                                  Insurance Company; formerly
                                                                  Second Vice President and
                                                                  Counsel, Office of Business
                                                                  Conduct; John Hancock Life
                                                                  Insurance Company; formerly
                                                                  a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance
Boston, Massachusetts 02117                                       Company

Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       Company

Gladys C. Millan (age 57)             Assistant Treasurer         Manager of Fund Operations,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                     Positions Held                  Principal Occupation(s)
Name, Address and Age                  With Trust                    During Past Five Years
--------------------------------   -------------------            ----------------------------
Karen Q. Visconti (age 50)             Secretary                  Director, Product & Market
John Hancock Place                                                Management, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company

Arnold R. Bergman (age 53)         Assistant Secretary            Senior Counsel, Law
John Hancock Place                                                Department, John
Boston, Massachusetts 02117                                       Hancock Life Insurance
                                                                  company; formerly Vice
                                                                  President, General
                                                                  Counsel and Secretary,
                                                                  First Variable Life
                                                                  Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fundamental Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Fundamental Value Fund
Wellington Management Company, LLP                        C. Duckworth/M. Cillan
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 28.70% underperforming its benchmark, the
     Russell 1000 Value Index.
..    The Fund underperformed its benchmark due to unfavorable sector allocation decisions. Despite a modest allocation, cash was the biggest detractor to relative returns, followed by an underweight to information technology. Security selection modestly aided performance, most notably in industrials.
..    The Fund's exposure to financials was the largest contributor to absolute performance, followed by consumer discretionary. The biggest detractor to absolute returns was the Fund's exposure to the telecommunication services sector; all other sectors had positive absolute returns.
..    The top and bottom contributors to absolute returns came from a variety of sectors. The biggest contributors to performance were Citigroup, Merrill Lynch & Co., and Altria Group. The main detractors included Schering Plough and Qwest.
..    The manager's strategy is to combine the firm's research analysts' best ideas within the large-cap value universe using a bottom-up stock selection process. The Fund is broadly diversified across sectors and industries with sector weights closely aligned with the benchmark to minimize industry-specific risk.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

             Fundamental Value   Russell 1000(R) Value Index
             -----------------   ---------------------------
 8/31/1999       $10,000.00               $10,000.00
 9/30/1999         9,787.13                 9,650.00
10/31/1999        10,352.08                10,205.84
11/30/1999        10,294.94                10,126.23
12/31/1999        10,472.48                10,174.84
 1/31/2000        10,030.71                 9,843.14
 2/29/2000         9,613.85                 9,111.80
 3/31/2000        10,829.48                10,223.43
 4/30/2000        10,444.72                10,104.84
 5/31/2000        10,607.42                10,210.94
 6/30/2000        10,217.67                 9,744.30
 7/31/2000        10,451.75                 9,866.11
 8/31/2000        11,178.92                10,414.66
 9/30/2000        11,404.89                10,510.48
10/31/2000        11,709.97                10,769.04
11/30/2000        11,229.41                10,369.50
12/31/2000        11,877.02                10,889.02
 1/31/2001        11,882.92                10,931.48
 2/28/2001        11,470.78                10,627.59
 3/31/2001        11,162.22                10,252.43
 4/30/2001        11,708.70                10,754.80
 5/31/2001        11,919.45                10,996.79
 6/30/2001        11,613.28                10,752.66
 7/31/2001        11,579.16                10,730.08
 8/31/2001        11,157.46                10,299.80
 9/30/2001        10,311.48                 9,574.70
10/31/2001        10,346.72                 9,492.35
11/30/2001        10,818.25                10,043.86
12/31/2001        11,046.47                10,279.89
 1/31/2002        10,817.55                10,200.73
 2/28/2002        10,739.67                10,217.06
 3/31/2002        11,193.96                10,700.32
 4/30/2002        10,597.18                10,333.30
 5/31/2002        10,620.01                10,384.97
 6/30/2002        10,028.91                 9,788.87
 7/31/2002         9,158.25                 8,878.51
 8/31/2002         9,208.92                 8,945.98
 9/30/2002         8,286.11                 7,951.19
10/31/2002         8,954.90                 8,540.37
11/30/2002         9,498.46                 9,078.42
12/31/2002         9,124.39                 8,684.41
 1/31/2003         8,863.88                 8,474.25
 2/28/2003         8,633.45                 8,247.99
 3/31/2003         8,625.30                 8,262.01
 4/30/2003         9,361.97                 8,989.07
 5/31/2003         9,984.56                 9,569.76
 6/30/2003        10,138.80                 9,689.38
 7/31/2003        10,189.21                 9,833.75
 8/31/2003        10,399.33                 9,987.16
 9/30/2003        10,258.10                 9,889.28
10/31/2003        10,902.39                10,494.51
11/30/2003        11,036.90                10,637.23
12/31/2003        11,742.64                11,292.49

Value on 12/31/03:
------------------
$11,743   Fundamental Value Fund
$11,292   Russell 1000(R) Value Index

MORNINGSTAR CATEGORY+:
..  Large Value

MORNINGSTAR RISK+:
..  Below Average
   (VL/VUL)
..  Below Average (VA)

 MORNINGSTAR RATING+:
..  ***(VL/VUL)
..  ***(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                               % of
                              Assets
                              ------
Citigroup, Inc.                5.4%
Bank One Corp.                 3.6%
Bank of America Corp.          3.5%
Total Fina SA                  2.8%
BP Amoco plc.                  2.8%
Time Warner, Inc.              2.4%
Golden West Financial Corp.    2.2%
Altria Group, Inc.             2.2%
MBIA, Inc.                     2.1%
UnionBanCal Corp.              2.0%

AVERAGE ANNUAL TOTAL RETURNS*

                            Fundamental   Russell 1000(R)
                             Value Fund     Value Index
                            -----------   --------------
1 Year                         28.70%          30.03%
3 Years                        -0.38            1.22
Since Inception (8/31/99)       3.77            2.84

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Financials               34.83%
Consumer Discretionary   11.11%
Energy                   10.56%
Industrials               7.80%
Information Technology    7.45%
Consumer Staples          7.02%
Utilities                 6.11%
Materials                 5.79%
Telecommunication
Services                  5.33%
Health Care               4.01%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 538 VL/VUL subaccounts and 1,013 VA subaccounts in the Morningstar Large Value category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $2,464 of
   securities loaned (Note B))......................................   $114,490
Net unrealized appreciation of investments..........................     21,232
Short-term investments at value.....................................      5,079
                                                                       --------
      Total investments.............................................    140,801
Receivable for:
   Investments sold.................................................        362
   Fund shares sold.................................................         52
   Dividends........................................................        218
   Futures contracts variation margin...............................          5
   Other assets.....................................................          5
                                                                       --------
Total assets........................................................    141,443
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased............................................        188
   Collateral for securities on loan................................      2,398
   Other liabilities................................................          2
                                                                       --------
Total liabilities...................................................      2,588
                                                                       --------
Net assets..........................................................   $138,855
                                                                       ========
Shares of beneficial interest outstanding...........................    12,600
                                                                       --------
Net asset value per share...........................................   $  11.02
                                                                       ========
Composition of net assets:
   Capital paid-in..................................................   $143,991
   Accumulated net realized loss on investments,
      futures and foreign currency transactions.....................    (26,425)
   Net unrealized appreciation of:
      Investments...................................................     21,232
      Futures.......................................................         57
                                                                       --------
Net assets..........................................................   $138,855
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest.......................................................   $    51
      Dividends......................................................     2,767
      Securities lending.............................................         6
                                                                        -------
Total investment income..............................................     2,824
                                                                        -------
EXPENSES
      Investment advisory fee........................................       965
      Auditors fees..................................................        17
      Custodian fees.................................................        81
      Legal fees.....................................................         9
      Printing & mailing fees........................................        10
      Trustees' fees.................................................         4
      Other fees.....................................................         5
                                                                        -------
Total expenses.......................................................     1,091
      Less expenses reimbursed.......................................        (8)
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C)...................       (10)
                                                                        -------
Net expenses.........................................................     1,073
                                                                        -------
Net investment income................................................     1,751
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments....................................................    (3,838)
      Financial futures contracts....................................       135
      Foreign currency transactions..................................         1
   Change in unrealized appreciation on:
      Investments....................................................    32,759
      Futures........................................................       161
                                                                        -------
Net realized and unrealized gain.....................................    29,218
                                                                        -------
Net increase in net assets resulting from
   operations........................................................   $30,969
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2003           2002
                                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...............................................     $  1,751       $  1,794
   Net realized loss ...................................................       (3,702)       (20,300)
   Change in net unrealized appreciation (depreciation) ................       32,920        (10,611)
                                                                             --------       --------
      Net increase (decrease) in net assets resulting from operations...       30,969        (29,117)
Distributions to shareholders from:
   Net investment income ...............................................       (1,730)        (1,766)
   Realized gains ......................................................         (135)           (28)
                                                                             --------       --------
      Decrease in net assets resulting from distributions ..............       (1,865)        (1,794)
From fund share transactions:
   Proceeds from shares sold ...........................................       32,368         39,206
   Distributions reinvested ............................................        1,865          1,794
   Payment for shares redeemed .........................................      (45,584)       (50,697)
                                                                             --------       --------
      Decrease in net assets from fund share transactions ..............      (11,351)        (9,697)
                                                                             --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       17,753        (40,608)

NET ASSETS
   Beginning of Period .................................................      121,102        161,710
                                                                             --------       --------
   End of Period .......................................................     $138,855       $121,102
                                                                             ========       ========
Analysis of fund share transactions:
   Sold ................................................................        3,382          3,997
   Reinvested ..........................................................          197            190
   Redeemed ............................................................       (4,906)        (5,425)
                                                                             --------       --------
Net decrease in fund shares outstanding ................................       (1,327)        (1,238)
                                                                             ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                              Fundamental Value Fund
                                                      -------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                      -------------------------------------------------------------------
                                                                                                             Period from
                                                                                                            August 31, to
                                                                                                            December 31,
                                                        2003            2002       2001          2000          1999(g)
                                                      --------        --------   --------      -------      -------------
Net Assets Value at Beginning of Period............   $   8.70        $  10.66   $  11.57      $ 10.42          $10.00
Income from Investment Operations:
   Net Investment Income...........................       0.14            0.12       0.10         0.09            0.03
   Net Realized and Unrealized Gain (Loss) on
      Investments(a)..............................        2.33           (1.96)     (0.91)        1.30            0.45
                                                      --------        --------   --------      -------          ------
   Total From Investment Operations................       2.47           (1.84)     (0.81)        1.39            0.48
Less Distributions:
   Distribution from Net Investment Income.........      (0.14)          (0.12)     (0.10)       (0.10)          (0.03)
   Distribution from Net Realized Gains on
      Investments .................................      (0.01)                                  (0.08)          (0.02)
   Distribution from Excess of Net Investment
      Income/Gains.................................                         (i)                  (0.06)          (0.01)
                                                      --------        --------   --------      -------          ------
   Total Distributions.............................      (0.15)          (0.12)     (0.10)       (0.24)          (0.06)
                                                      --------        --------   --------      -------          ------
Net Assets Value at End of Period..................   $  11.02        $   8.70   $  10.66      $ 11.57          $10.42
                                                      ========        ========   ========      =======          ======
Total Investment Return(b).........................      28.70%         (17.40)%    (6.99)%      13.41%           4.72%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets.......................................      0.89%(e)(h)      0.85%      0.99%(e)     1.05%(e)        1.05%(d)(e)
   Ratio of Net Investment Income to Average Net
      Assets.......................................       1.44%           1.26%      0.91%        0.97%           0.94%(d)
   Portfolio Turnover Rate.........................      69.21%          82.22%     85.20%(f)    86.97%          23.03%(c)
Net Assets End of Period (000s Omitted)............   $138,855        $121,102   $161,710      $15,728          $6,101

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .90%, 1.20%, 1.36%, and 1.42% for the years ended December 31, 2003, 2001, 2000, and 1999, respectively.

(f)  Excludes merger activity.

(g)  Commencement of investment operations.

(h) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(i)  Amount is less than $0.01.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                          Market
                   Name of Issuer                               Shares    Value
                   --------------                              -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.1%
   General Dynamics Corp. * ................................    17,100   $ 1,546

Air Freight & Couriers - 0.5%
   Fedex Corp. .............................................     9,700       655

Airlines - 0.4%
   Continental Airlines, Inc. - Cl. B * ....................    32,800       534

Auto Components - 1.9%
   Dana Corp. ..............................................    17,900       329
   Johnson Controls, Inc. ..................................     5,100       592
   Lear Corp. * ............................................    28,500     1,748
                                                                         -------
                                                                           2,669
Banks - 14.3%
   Bank of America Corp. * .................................    58,500     4,705
   Bank One Corp. * ........................................   105,600     4,814
   Comerica, Inc. ..........................................    19,800     1,110
   Commerce Bancshares, Inc. ...............................    18,959       929
   FirstMerit Corp. ........................................    27,700       747
   Golden West Financial Corp. * ...........................    29,000     2,993
   Hibernia Corp. - Cl. A ..................................    20,600       484
   UBS AG ..................................................    20,200     1,374
   UnionBanCal Corp. .......................................    46,600     2,681
                                                                         -------
                                                                          19,837
Beverages - 0.7%
   Constellation Brands, Inc. - Cl. A * ....................    28,700       945

Building Products - 0.8%
   Masco Corp. .............................................    40,300     1,105

Chemicals - 2.9%
   Dow Chemical Co. * ......................................    29,600     1,230
   E.I. du Pont de Nemours & Co. * .........................    33,600     1,542
   Rohm & Haas Co. .........................................    30,500     1,303
                                                                         -------
                                                                           4,075
Commercial Services & Supplies - 1.0%
   Alliance Data Systems Corp. * ...........................       800        22
   Cendant Corp. * .........................................    64,100     1,428
                                                                         -------
                                                                           1,450
Communications Equipment - 1.1%
   Brocade Communications Systems, Inc. * ..................    26,400       153
   Corning, Inc. * .........................................    52,900       552
   Motorola, Inc. ..........................................    58,100       817
                                                                         -------
                                                                           1,522
Computers & Peripherals - 3.7%
   Hewlett-Packard Co. * ...................................   112,957     2,595
   International Business Machines Corp. ...................    17,000     1,575
   Maxtor Corp. * ..........................................    84,800       941
                                                                         -------
                                                                           5,111
Diversified Financials - 11.0%
   Capital One Financial Corp. .............................     8,500       521
   Citigroup, Inc. * .......................................   150,266   $ 7,294
   Countrywide Credit Industries, Inc. * ...................    12,666       961
   Franklin Resources, Inc. * ..............................    16,500       859
   Goldman Sachs Group, Inc. ...............................    12,200     1,204
   Legg Mason, Inc. * ......................................    16,600     1,281
   Merrill Lynch & Co., Inc. * .............................    39,400     2,311
   Morgan Stanley, Dean Witter, Discover & Co. .............    14,400       833
                                                                         -------
                                                                          15,264
Diversified Telecommunication Services - 5.2%
   AT&T Corp. * ............................................    51,900     1,054
   Citizens Communications Co. * ...........................   103,900     1,290
   Qwest Communications International, Inc. ................   335,800     1,451
   Sprint Corp. * ..........................................    48,800       801
   Verizon Communications * ................................    75,200     2,638
                                                                         -------
                                                                           7,234
Electric Utilities - 4.5%
   Cinergy Corp. * .........................................    27,900     1,083
   Exelon Corp. * ..........................................    38,312     2,542
   PG & E Corp. * ..........................................    33,800       939
   Pinnacle West Capital Corp. * ...........................    17,400       696
   TXU Corp. ...............................................    43,200     1,025
                                                                         -------
                                                                           6,285
Electric/Gas - 0.7%
   Dominion Resources, Inc. ................................    15,800     1,008

Electrical Equipment - 1.7%
   American Power Conversion ...............................    57,300     1,401
   United Technologies Corp. * .............................    10,500       995
                                                                         -------
                                                                           2,396
Electronic Equipment & Instruments - 0.2%
   Thermo Electron Corp. * .................................    12,300       310

Energy Equipment & Services - 0.5%
   Halliburton Co. * .......................................    24,700       642

Food & Drug Retailing - 0.8%
   SuperValu, Inc. * .......................................    37,200     1,064

Food Products - 1.5%
   General Mills, Inc. * ...................................    21,100       956
   Kraft Foods, Inc. - Cl. A ...............................    35,200     1,134
                                                                         -------
                                                                           2,090
Gas Utilities - 0.7%
   El Paso Corp ............................................    54,600       447
   Kinder Morgan, Inc. * ...................................     9,300       550
                                                                         -------
                                                                             997
Health Care Providers & Services - 0.8%
   McKesson HBOC, Inc ......................................    33,100     1,064

Household Products - 0.5%
   Procter & Gamble Co. * ..................................     6,900       689

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                         Market
                   Name of Issuer                              Shares    Value
                   --------------                             -------   --------
                                                                        (000's)
COMMON STOCK - Continued

Insurance - 5.4%
   American International Group, Inc. * ...................    15,250   $  1,011
   Marsh & McLennan Cos., Inc. * ..........................    23,400      1,121
   MBIA, Inc. * ...........................................    48,950      2,899
   St. Paul Cos., Inc. ....................................    39,200      1,554
   XL Capital, Ltd. - Cl. A * .............................    11,100        861
                                                                        --------
                                                                           7,446
Internet Software & Services - 0.3%
   VeriSign, Inc. * .......................................    26,700        435

Machinery - 1.6%
   Caterpillar, Inc. * ....................................    10,000        830
   Deere & Co. * ..........................................     7,100        462
   ITT Industries, Inc. * .................................    12,200        905
                                                                        --------
                                                                           2,197
Media - 6.8%
   Comcast Corp. - Cl. A ..................................    47,400      1,494
   Gannett Co., Inc. * ....................................    12,300      1,097
   Interactive Corp. ......................................    17,600        597
   Liberty Media Corp. - Ser. A * .........................   134,100      1,594
   Sirius Satellite Radio, Inc. * .........................   432,200      1,366
   Time Warner, Inc. * ....................................   182,100      3,276
                                                                        --------
                                                                           9,424
Metals & Mining - 1.1%
   Alcoa, Inc. * ..........................................    39,400      1,497

Multiline Retail - 1.1%
   Big Lots, Inc. * .......................................    53,600        762
   Federated Department Stores, Inc. * ....................    16,000        754
                                                                        --------
                                                                           1,516
Office Electronics - 0.7%
   Xerox Corp. * ..........................................    70,900        978

Oil & Gas - 9.9%
   BP Amoco plc - ADR .....................................    77,400      3,820
   ChevronTexaco Corp. * ..................................    23,700      2,047
   Conoco Phillips ........................................    20,185      1,324
   Exxon Mobil Corp. * ....................................    65,300      2,677
   Total Fina SA - ADR ....................................    41,300      3,821
                                                                        --------
                                                                          13,689
Paper & Forest Products - 1.6%
   Bowater, Inc. ..........................................    32,200      1,491
   Weyerhaeuser Co. .......................................    12,400        794
                                                                        --------
                                                                           2,285
Personal Products - 1.3%
   Alberto-Culver Co. - Cl. B * ...........................     8,500        536
   Gillette Co. ...........................................    33,100      1,216
                                                                        --------
                                                                           1,752
Pharmaceuticals - 3.1%
   Abbott Laboratories * ..................................    19,100        890
   Eli Lilly & Co. * ......................................    17,200   $  1,210
   King Pharmaceuticals, Inc. * ...........................    41,300        630
   Medco Health Solutions, Inc. * .........................    13,700        466
   Schering-Plough Corp. * ................................    67,600      1,175
                                                                        --------
                                                                           4,371
Real Estate Investment Trust - 2.3%
   General Growth Properties ..............................    59,100      1,640
   Kimco Realty Corp. .....................................    34,650      1,551
                                                                        --------
                                                                           3,191
Road & Rail - 0.5%
   Canadian National Railway Co. ..........................    11,500        728

Semiconductor Equipment & Products - 1.3%
   Fairchild Semiconductor Corp. - Cl. A * ................    43,000      1,074
   Novellus Systems, Inc. * ...............................    15,800        664
                                                                        --------
                                                                           1,738
Specialty Retail - 0.7%
   Foot Locker, Inc. * ....................................    38,700        907

Textiles & Apparel - 0.4%
   Reebok International, Ltd. * ...........................    14,400        566

Tobacco - 2.1%
   Altria Group, Inc. .....................................    54,800      2,982

U.S. Government Agencies - 1.1%
   Federal Home Loan Mortgage Corp. .......................    26,200      1,528
                                                                        --------
      TOTAL COMMON STOCK- .................................      97.8%   135,722

                                                                Par
                                                               Value
                                                              ------
                                                              (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 1.7%
   State Street Navigator Securities Lending
      Portfolio ...........................................   $ 2,398      2,398

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                               Par      Market
                   Name of Issuer                             Value      Value
                   --------------                            -------   --------
                                                             (000's)    (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account
   (Note B) - 1.8%
   1.061% due 01/02/04 ...................................    $2,466   $  2,466
U.S. Treasury - Bills - 0.1%
   0.895% due 01/08/04 ...................................        25         25
   0.91% due 03/04/04 ....................................        25         25
   0.93% due 02/05/04 ....................................        30         30
   0.935% due 02/12/04 ...................................        35         35
   0.94% due 01/22/04 ....................................       100        100
                                                                       --------
      TOTAL SHORT-TERM
         INVESTMENTS- ....................................       1.9%     2,681
                                                              ------   --------
      TOTAL INVESTMENTS- .................................     101.4%   140,801
   Payables, less cash and receivables- ..................      (1.4)%   (1,946)
                                                              ------   --------
            NET ASSETS- ..................................     100.0%  $138,855
                                                              ======   ========

* Non-income producing security.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Fundamental Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04         $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding       Interest Rate     Interest Expense
---------------------------   ----------------   ----------------
          $ 838                     1.75%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $2,464                    $2,398

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were as follows:

                               Open                 Expiration    Unrealized
                             Contracts   Position     Month      Appreciation
                             ---------   --------   ----------   ------------
S&P Mini 500 Index Futures      22         Long     March 04          $26
S&P 500 Index Futures            3         Long     March 04           31
                                                                      ---
                                                                      $57
                                                                      ===

     At December 31, 2003, the Fund had deposited $215 in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $406, $18,314 and $5,972 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $13. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between           Between
                    $25 Million and   $50 Million and    Excess Over
First $25 Million     $50 Million       $100 Million    $100 Million
-----------------   ---------------   ---------------   ------------
      0.95%              0.85%             0.75%            0.65%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $8 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $10.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company LLP, with respect to the Fund. Wellington Management Company LLP is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $82,347           $94,347

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $121,238       $21,179       $(1,616)         $19,563

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and to certain distributions received from investments in Real Estate Investment Trusts. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $24,693          $19,563

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from       Return
Year     Ordinary Income    Long-Term Capital Gain   of Capital
----   ------------------   ----------------------   ----------
2003         $1,729                  $--                $136
2002          1,766                   --                  28

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                   Disinterested Trustees

                                   Positions Held      Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   ----------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist,
c/o John Hancock Variable Series                    Dana Farber Cancer
Trust I                                             Institute; President, The
John Hancock Place                                  Advertising Club of Greater
Boston, Massachusetts 02117                         Boston

Diane C. Kessler (age 57)              Trustee      Executive Director,
c/o John Hancock Variable Series                    Massachusetts Council of
Trust I                                             Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East
Trust I                                             Boston Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and
c/o John Hancock Variable Series                    Graduate Dean, The Graduate
Trust I                                             School of the Wallace G.
John Hancock Place                                  Carroll School of
Boston, Massachusetts 02117                         Management, Boston College

           Trustees Affiliated with the Trust and Officers of the Trust

                                   Positions Held      Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   -------------------------------
Michele G. Van Leer* (age 46)       Chairman and    Senior Vice President, Product
John Hancock Place                     Trustee      Management, John Hancock Life
Boston, Massachusetts 02117                         Insurance Company; Vice
                                                    Chairman, President & Director,
                                                    John Hancock Variable Life
                                                    Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                        Positions Held                Principal Occupation(s)
Name, Address and Age                     With Trust                  During Past Five Years
------------------------------   ----------------------------   -----------------------------------
Kathleen F. Driscoll* (age 47)     Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                       and Trustee            Brokerage, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice President
                                                                Corporate Communications, John
                                                                Hancock Life Insurance Company

Jude A. Curtis (age 45)              Compliance Officer         Vice President and Chief Investment
John Hancock Place                                              Compliance Officer, John Hancock
Boston, Massachusetts 02117                                     Life Insurance Company; formerly
                                                                Second Vice President and Counsel,
                                                                Office of Business Conduct; John
                                                                Hancock Life Insurance Company;
                                                                formerly a Partner at Hale and Dorr
                                                                LLP (law firm)

Janet Wang (age 35)              Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer             Director of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)            Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                Secretary             Director, Product & Market
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company

Arnold R. Bergman (age 53)           Assistant Secretary        Senior Counsel, Law Department,
John Hancock Place                                              John Hancock Life Insurance
Boston, Massachusetts 02117                                     company; formerly Vice President,
                                                                General Counsel and Secretary, First
                                                                Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fundamental Value Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Global Bond Fund
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 15.91%, outperforming its benchmark, the
     Citigroup World Government Bond Index, Unhedged.

..    The Fund outperformed the benchmark from three key strategy decisions -
     security selection, country allocation and duration / yield curve shifts.

..    The most important contributor was security selection due to the Fund's overweight to corporate bonds. Country allocation decisions also aided performance.

..    The top contributing securities to absolute returns included Deutsche
     Telekom and General Motors, while there were no significant major detractors.

..    The manager employs a multiple-manager approach, with the Fund managed by several portfolio managers. The managers select securities using proprietary fundamental research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Global Bond Fund   Global Bond Benchmark(1)
             ----------------   ------------------------
 5/01/1996      $10,000.00             $10,000.00
 5/31/1996        9,983.20              10,002.00
 6/30/1996       10,068.31              10,123.02
 7/31/1996       10,102.86              10,162.50
 8/31/1996       10,111.98              10,183.85
 9/30/1996       10,297.03              10,371.23
10/31/1996       10,489.94              10,586.95
11/30/1996       10,674.48              10,775.40
12/31/1996       10,671.49              10,704.28
 1/31/1997       10,722.54              10,763.15
 2/28/1997       10,754.51              10,800.82
 3/31/1997       10,634.45              10,697.14
 4/30/1997       10,760.52              10,846.90
 5/31/1997       10,870.77              10,938.01
 6/30/1997       11,020.78              11,082.39
 7/31/1997       11,261.56              11,350.59
 8/31/1997       11,193.90              11,281.35
 9/30/1997       11,395.94              11,456.21
10/31/1997       11,458.96              11,599.41
11/30/1997       11,518.08              11,660.89
12/31/1997       11,637.30              11,786.83
 1/31/1998       11,774.15              11,938.88
 2/28/1998       11,794.60              11,957.98
 3/31/1998       11,843.53              12,015.38
 4/30/1998       11,898.89              12,077.86
 5/31/1998       12,011.80              12,205.88
 6/30/1998       12,100.95              12,296.20
 7/31/1998       12,132.81              12,344.16
 8/31/1998       12,315.35              12,556.48
 9/30/1998       12,623.67              12,851.56
10/31/1998       12,538.26              12,796.29
11/30/1998       12,639.21              12,885.87
12/31/1998       12,702.48              12,910.35
 1/31/1999       12,811.39              13,018.80
 2/28/1999       12,563.89              12,826.12
 3/31/1999       12,667.30              12,917.19
 4/30/1999       12,704.36              12,989.52
 5/31/1999       12,577.16              12,911.59
 6/30/1999       12,446.11              12,765.68
 7/31/1999       12,561.54              12,738.88
 8/31/1999       12,511.52              12,752.89
 9/30/1999       12,435.31              12,817.93
10/31/1999       12,429.96              12,843.56
11/30/1999       12,454.41              12,887.23
12/31/1999       12,428.11              12,888.52
 1/31/2000       12,394.66              12,898.83
 2/29/2000       12,496.24              13,029.11
 3/31/2000       12,673.26              13,245.39
 4/30/2000       12,670.06              13,278.51
 5/31/2000       12,738.74              13,356.85
 6/30/2000       12,827.03              13,473.06
 7/31/2000       12,902.83              13,575.45
 8/31/2000       12,936.48              13,637.90
 9/30/2000       13,004.50              13,717.00
10/31/2000       13,112.96              13,832.22
11/30/2000       13,319.01              14,107.48
12/31/2000       13,919.44              14,612.53
 1/31/2001       13,912.11              14,593.53
 2/28/2001       13,914.92              14,587.70
 3/31/2001       13,482.06              14,167.57
 4/30/2001       13,456.13              14,116.57
 5/31/2001       13,356.10              14,074.22
 6/30/2001       13,268.16              13,944.73
 7/31/2001       13,612.00              14,296.14
 8/31/2001       14,147.37              14,833.68
 9/30/2001       14,167.64              14,941.96
10/31/2001       14,244.47              15,060.00
11/30/2001       14,108.06              14,849.16
12/31/2001       13,717.29              14,467.54
 1/31/2002       13,454.87              14,199.89
 2/28/2002       13,525.74              14,273.73
 3/31/2002       13,489.72              14,233.76
 4/30/2002       13,930.41              14,743.33
 5/31/2002       14,368.11              15,160.57
 6/30/2002       14,940.45              15,892.82
 7/31/2002       14,997.64              16,048.57
 8/31/2002       15,281.46              16,329.42
 9/30/2002       15,420.72              16,507.41
10/31/2002       15,409.03              16,439.73
11/30/2002       15,468.12              16,461.11
12/31/2002       16,303.11              17,289.10
 1/31/2003       16,565.02              17,525.96
 2/28/2003       16,830.50              17,771.32
 3/31/2003       16,846.57              17,826.41
 4/30/2003       17,089.57              18,040.33
 5/30/2003       17,908.14              18,823.28
 6/30/2003       17,630.45              18,518.34
 7/31/2003       17,040.28              17,968.35
 8/29/2003       16,956.91              17,871.32
 9/30/2003       17,958.83              18,884.62
10/31/2003       17,790.65              18,790.20
11/30/2003       18,111.72              19,107.76
12/31/2003       18,896.14              19,870.16

Value on 12/31/03:
------------------
$18,896 Global Bond Fund
$19,870 Global Bond Benchmark(1)

MORNINGSTAR
CATEGORY+:
..    World Bond

MORNINGSTAR
RISK+:
..    Average (VL/VUL)
..    Average (VA)

MORNINGSTAR
RATING+:
..    **** (VL/VUL)
..    **** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
Federal Republic of Germany         17.1%
Government of France                12.6%
Government of Japan                 11.8%
U.S. Treasury                        8.3%
Kingdom of Spain                     3.9%
Swedish Government                   3.3%
KFW International Finance, Inc.      3.1%
Republic of Finland                  2.7%
Federal National Mortgage Assoc.     2.4%
Government of Canada                 2.2%

AVERAGE ANNUAL TOTAL RETURN*

                                     Global    Global Bond
                                   Bond Fund   Benchmark(1)
                                   ---------   -----------
1 Year                               15.91%       14.93%
3 Years                              10.73        10.79
5 Years                               8.27         9.01
Since Inception (5/1/96)              8.65         9.37

FUND COMPOSITION (as of December 31, 2003)(2)

                                    % of
Credit Quality                     Assets
--------------------------------   ------
AAA Government/Agency               82.03%
AA                                   0.52%
A                                    5.53%
BBB                                 10.63%
BB & lower                           0.59%
Not Rated/Other                      0.70%

Weighted Average Yield               3.28%

(1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Government Bond Index (Hedged), May 1999 to October 2000, and the Citigroup Government Bond Index, Unhedged, November 2000 to present.

(2)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 54 VL/VUL subaccounts and 131 VA subaccounts in the Morningstar World Bond category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $9,819 of
   securities loaned (Note B)) .....................................   $ 90,740
Net unrealized appreciation of investments .........................     14,318
Short-term investments at value ....................................     10,360
                                                                       --------
      Total investments ............................................    115,418
Foreign currency at value (cost $11) ...............................         11
Receivable for:
   Interest ........................................................      2,590
   Unrealized appreciation in forward currency
      contracts ....................................................        232
                                                                       --------
Total assets .......................................................    118,251
                                                                       --------
LIABILITIES
Payables for:
   Fund shares purchased ...........................................         79
   Collateral for securities on loan ...............................     10,024
   Unrealized depreciation in forward currency
      contracts ....................................................        836
   Other liabilities ...............................................         17
                                                                       --------
Total liabilities ..................................................     10,956
                                                                       --------
Net assets .........................................................   $107,295
                                                                       ========
Shares of beneficial interest outstanding ..........................      8,965
                                                                       --------
Net asset value per share ..........................................   $  11.97
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 94,128
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................     (1,091)
   Undistributed net investment income .............................        346
   Net unrealized appreciation/(depreciation) of:
      Investments ..................................................     14,318
      Translation of assets and liabilities in foreign
         currencies ................................................       (406)
                                                                       --------
Net assets .........................................................   $107,295
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $ 3,655
   Securities lending ...............................................         2
                                                                        -------
Total investment income .............................................     3,657
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       817
   Auditors fees ....................................................        12
   Custodian fees ...................................................        89
   Legal fees .......................................................         7
   Printing & mailing fees ..........................................        10
   Trustees' fees ...................................................         3
   Other fees .......................................................         6
                                                                        -------
Total expenses ......................................................       944
   Less expenses reimbursed .........................................       (31)
                                                                        -------
Net expenses ........................................................       913
                                                                        -------
Net investment income ...............................................     2,744
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on:
      Investments ...................................................     1,809
      Foreign currency transactions .................................     2,752
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................     7,284
      Translation of assets and liabilities in foreign
         currencies .................................................      (472)
                                                                        -------
Net realized and unrealized gain ....................................    11,373
                                                                        -------
Net increase in net assets resulting from operations ................   $14,117
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2003           2002
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ....................................     $  2,744        $ 2,048
   Net realized gain ........................................        4,561            704
   Change in net unrealized appreciation ....................        6,812          7,395
                                                                  --------        -------
      Net increase in net assets resulting from operations ..       14,117         10,147
Distributions to shareholders from:
   Net investment income ....................................       (5,347)        (3,132)
   Realized gains ...........................................       (1,873)          (335)
                                                                  --------        -------
     Decrease in net assets resulting from distributions ....       (7,220)        (3,467)
From fund share transactions:
   Proceeds from shares sold ................................       73,381         64,973
   Distributions reinvested .................................        7,220          3,467
   Payment for shares redeemed ..............................      (58,674)       (44,295)
                                                                  --------        -------
      Increase in net assets from fund share transactions ...       21,927         24,145
                                                                  --------        -------
NET INCREASE IN NET ASSETS ..................................       28,824         30,825

NET ASSETS
   Beginning of Period ......................................       78,471         47,646
                                                                  --------        -------
   End of Period ............................................     $107,295        $78,471
                                                                  ========        =======

Analysis of fund share transactions:
   Sold .....................................................        6,269          6,063
   Reinvested ...............................................          598            313
   Redeemed .................................................       (4,995)        (4,176)
                                                                  --------        -------
Net increase in fund shares outstanding .....................        1,872          2,200
                                                                  ========        =======

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                 Global Bond Fund
                                                              --------------------------------------------------------
                                                                               Year Ended December 31,
                                                              --------------------------------------------------------
                                                                2003         2002        2001      2000(c)       1999
                                                              --------     -------     -------     -------     -------
Net Assets Value at Beginning of Period ...................   $  11.06     $  9.74     $ 10.34     $  9.82     $ 10.60
Income from Investment Operations:
   Net Investment Income ..................................       0.40        0.40        0.38        0.48        0.48
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ......................................       1.36        1.43       (0.53)       0.67       (0.70)
                                                              --------     -------     -------     -------     -------
   Total From Investment Operations .......................       1.76        1.83       (0.15)       1.15       (0.22)
Less Distributions:
   Distribution from Net Investment Income ................      (0.63)      (0.46)      (0.45)      (0.63)      (0.56)
   Distribution from Net Realized Gains on Investments ....      (0.22)      (0.05)
                                                              --------     -------     -------     -------     -------
   Total Distributions ....................................      (0.85)      (0.51)      (0.45)      (0.63)      (0.56)
                                                              --------     -------     -------     -------     -------
Net Assets Value at End of Period .........................   $  11.97     $ 11.06     $  9.74     $ 10.34     $  9.82
                                                              ========     =======     =======     =======     =======
Total Investment Return(b) ................................      15.91%      18.85%      (1.45)%     12.00%      (2.16)%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ......       0.95%(d)    0.95%(d)    0.95%(d)    0.81%(d)    0.83%(d)
   Ratio of Net Investment Income to Average Net Assets ...       2.85%       3.53%       3.73%(e)    4.71%       4.70%
   Portfolio Turnover Rate ................................      51.09%      64.15%      41.75%     259.60%     332.06%
Net Assets End of Period (000s Omitted) ...................   $107,295     $78,471     $47,646     $68,473     $70,991

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new Sub-Advisory Agreement with Capital Guardian Trust Company during the period shown.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .98%, 1.01%, .95%, .91%, and .84%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(e) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the year ended December 31, 2001.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                                Par      Market
                     Name of Issuer                            Value     Value
                     --------------                          --------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS

Australia - 0.4%
   Commonwealth of Australia - Bonds
      (FG)
      7.5% due 07/15/05 ..................................   $    500   $   389

Canada - 2.2%
   Government of Canada (FG)
      5.5% due 06/01/10 ..................................      2,340     1,931
   Government of Canada - Bonds (FG)
      7.0% due 12/01/06 ..................................        125       106
   Government of Canada (FG)
      7.25% due 06/01/07 .................................        250       216
   Province of British Columbia - Debs.
      (FG)
      6.35% due 06/18/31 .................................        125       108
                                                                        -------
                                                                          2,361

Denmark - 2.8%
   NY Kredit (AC)
      5.0% due 10/01/35 ..................................      6,674     1,087
   RealKredit Danmark - Notes (JP)
      5.0% due 10/01/35 ..................................     11,811     1,924
                                                                        -------
                                                                          3,011

Finland - 2.6%
   Republic of Finland - Bonds (FG)
      5.75% due 02/23/11 .................................      2,030     2,832

France - 12.3%
   Government of France (FG)
      5.0% due 10/25/11 ..................................      3,220     4,295
   Government of France - Bonds (FG)
      5.25% due 04/25/08 .................................      6,580     8,890
                                                                        -------
                                                                         13,185

Germany - 18.4%
   Bayer Hypo Vereins - Bonds (JP)
      6.0% due 02/14/14 ..................................        650       878
   Federal Republic of Germany - Bonds
      (FG)
      5.25% due 01/04/08 .................................        500       674
   Federal Republic of Germany (FG)
      4.5% due 07/04/09 ..................................      3,150     4,126
      5.25% due 01/04/11 .................................      6,375     8,654
      6.0% due 07/04/07 ..................................      1,900     2,609
      6.25% due 01/04/30 .................................      1,250     1,876
   Kredit Fuer Wiederaufbau (JP)
      5.0% due 07/04/11 ..................................        250       334
   Treuhandanstalt (JQ)
      6.75% due 05/13/04 .................................        500       640
                                                                        -------
                                                                         19,791

Greece - 0.4%
   Hellenic Republic - Bonds (FG)
      8.8% due 06/19/07 ..................................        293       437

Japan - 11.6%
   Government of Japan - Bonds (FG)
      0.9% due 12/22/08 ..................................   $720,000   $ 6,829
      1.1% due 03/21/11 ..................................    225,000     2,112
   Government of Japan (FG)
      1.8% due 03/22/10 ..................................    350,000    03,461
                                                                        -------
                                                                         12,402

Luxembourg - 3.0%
   KFW International Finance, Inc. (FB)
      1.75% due 03/23/10 .................................    330,000     3,257

Netherlands - 1.3%
   Government of Netherlands (FG)
      5.5% due 01/15/28 ..................................      1,020     1,387

New Zealand - 0.3%
   Government of New Zealand - Bonds
      (FG)
      8.0% due 11/15/06 ..................................        500       347

Norway - 2.1%
   Kingdom of Norway (FG)
      6.0% due 05/16/11 ..................................     13,700     2,248

Spain - 2.7%
   Kingdom of Spain (FG)
      6.15% due 01/31/13 .................................      2,000     2,882

Supra National - 13.8%
   Allied Irish Banks plc (JP)
      7.5% due 12/29/49 ..................................        500       730
   Arena Brands Co. (JG)
      6.1% due 11/15/62 ..................................        500       692
   Bank of America (JP)
      3.625% due 03/03/08 ................................        250       315
   Bank of Ireland (JP)
      6.45% due 02/10/10 .................................      1,000     1,406
   BNP Paribas (JP)
      5.25% due 01/23/14 .................................        125       166
   Clear Channel Commerce (JA)
      6.5% due 07/07/05 ..................................        210       276
   Daimler Chrysler International Finance
      Co. (AL)
      6.125% due 03/21/06 ................................        850     1,129
   Deutsche Telekom International Finance
      (FB)
      7.5% due 05/29/07 ..................................        125       176
   Deutsche Telekom International Finance
      BV (FB)
      8.125% due 05/29/12 ................................        540       835
   E On International Finance (FB)
      5.75% due 05/29/09 .................................        710       969
   European Investment Bank (JP)
      2.125% due 09/20/07 ................................     90,000       895
   European Investment Bank - Notes (JP)
      3.0% due 09/20/06 ..................................     60,000       603

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                               Par      Market
                  Name of Issuer                              Value      Value
                  --------------                            --------    -------
                                                             (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Supra National - Continued
   Federal National Mortgage Assoc. -
      Bonds (FD)
      2.125% due 10/09/07 ...............................   $100,000    $   991
   Fixed Link Finance BV (JQ)
      6.3% due 08/28/25 .................................        250        463
   France Telecom (J1)
      8.25% due 03/14/08 ................................        250        354
      9.0% due 03/14/11 .................................        280        568
   GIE Psa Tresorerie - Bonds (BO)
      5.875% due 09/27/11 ...............................        250        339
   International Bank of Reconstruction &
      Development - Notes (JP)
      2.0% due 02/18/08 .................................     80,000        795
   International-American Development
      Bank - Bonds (JP)
      1.9% due 07/08/09 .................................    100,000        991
   Kingdom of Spain - Notes (FG)
      3.1% due 09/20/06 .................................    120,000      1,209
   RWE Finance BV (FB)
      6.125% due 10/26/12 ...............................        125        174
   Sogerim SA (TL)
      7.25% due 04/20/11 ................................        125        179
   Veolia Environment (BO)
      4.875% due 05/28/13 ...............................        440        548
                                                                        -------
                                                                         14,803

Sweden - 4.0%
   Spintab - Bonds (BO)
      6.0% due 04/20/09 .................................      5,000        741
   Swedish Government (FG)
      5.0% due 01/28/09 .................................     24,200      3,494
                                                                        -------
                                                                          4,235

United Kingdom - 5.2%
   Imperial Tobacco Finance plc (JI)
      6.375% due 09/27/06 ...............................        510        687
   MMO2 (JQ)
      6.375% due 01/25/07 ...............................        780      1,060
   National Grid Group Finance (FB)
      5.25% due 08/23/06 ................................        410        541
      6.125% due 08/23/11 ...............................        250        343
   Royal Bank of Scotland (JP)
      4.875% due 03/26/09 ...............................        125        163
   Standard Chartered Bank (JP)
      5.375% due 05/06/09 ...............................        500        664
   U.K. Treasury (FG)
      4.25% due 06/07/32 ................................        200        333
   U.K. Treasury - Bonds (FG)
      6.0% due 12/07/28 .................................         50        106
   U.K. Treasury (FG)
      7.25% due 12/07/07 ................................        385        753
      8.0% due 12/07/15 .................................        150        345
      8.0% due 06/07/21 .................................        125        307
   United Kingdom Treasury Stock (FG)
      5.0% due 03/07/12 .................................   $    150    $   272
                                                                        -------
                                                                          5,574

United States - 14.8%
   American Tower Corp. - Sr. Notes (JW)
      9.375% due 02/01/09 ...............................        225        240
   Bank Americorp - Sr. Notes (JP)
      4.875% due 09/15/12 ...............................        400        402
   Cingular Wireless LLC - 144A (a) (J2)
      6.5% due 12/15/11 .................................        125        137
   Clear Channel Communications, Inc.
      (JA)
      7.65% due 09/15/10 ................................        125        146
   Crown Castle International Corp. -
      Sr. Notes (J1)
      10.75% due 08/01/11 ...............................         75         84
   Delhaize America, Inc. - Notes (JF)
      8.125% due 04/15/11 ...............................         35         40
   Dominion Resources, Inc. - Sr. Notes Ser. B (EU)
      4.125% due 02/15/08 ...............................        250        255
   Federal National Mortgage Assoc. - Notes (FD)
      5.125% due 02/13/04 ...............................        500        502
      6.0% due 05/15/08 .................................        900        998
   General Motors Acceptance Corp. - Notes (AL)
      6.875% due 09/15/11 ...............................      1,025      1,104
   Household Financial Corp. - Notes (FB)
      6.4% due 06/17/08 .................................        250        277
   Kellogg Co. - Notes Ser. B (JH)
      6.6% due 04/01/11 .................................        500        560
   Liberty Media Corp. - Bonds (JA)
      7.875% due 07/15/09 ...............................         75         87
   Metlife, Inc. - Debs. (JR)
      3.911% due 05/15/05 ...............................        190        195
   News America, Inc. - Sr. Notes (JA)
      6.75% due 01/09/38 ................................        125        140
   NiSource Finance Corp. - Sr. Notes (FB)
      6.15% due 03/01/13 ................................         80         86
   Pogo Producing Co. - Sr. Sub. Notes (BB)
      10.375% due 02/15/09 ..............................         50         53
   Pulte Homes, Inc. - Sr. Notes (BJ)
      6.25% due 02/15/13 ................................        100        106
      8.125% due 03/01/11 ...............................         25         30
   Schering Plough Corp. - Sr. Notes (JO)
      5.3% due 12/01/13 .................................        125        127
   Six Flags, Inc. - Sr. Notes (BZ)
      9.5% due 02/01/09 .................................        100        104
   SLM Corp. (JQ)
      5.0% due 04/15/15 .................................        375        370

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value      Value
                    --------------                          --------   --------
                                                             (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

United States - Continued
   Solectron Corp. - Sr. Notes (JY)
      9.625% due 02/15/09 ...............................    $    50   $     56
   Sprint Capital Corp. - Notes (J1)
      8.375% due 03/15/12 ...............................        100        117
   Telstra, Ltd. - Notes (J1)
      6.375% due 04/01/12 ...............................        125        138
   U.S. Treasury - Notes (TN)
      1.875% due 09/30/04 ...............................      2,125      2,137
      3.25% due 05/31/04 ................................        400        404
      3.25% due 08/15/07 ................................      1,500      1,530
      5.75% due 08/15/10 ................................        900      1,009
      6.5% due 02/15/10 .................................        500        581
   U.S. Treasury - Bonds (TB)
      5.25% due 02/15/29 ................................        500        504
      6.375% due 08/15/27 ...............................        600        697
      8.875% due 08/15/17 ...............................      1,325      1,876
   Univision Communications, Inc. -
      Sr. Notes (JA)
      7.85% due 07/15/11 ................................        100        118
   Viacom, Inc. - Sr. Notes (JA)
      6.625% due 05/15/11 ...............................        250        284
   Washington Mutual, Inc. (JQ)
      5.625% due 01/15/07 ...............................        125        135
   Wells Fargo & Co. - Notes (JQ)
      3.5% due 04/04/08 .................................        250        251
   Young Broadcasting, Inc. - Sr. Sub. Notes
      (JA)
      10.0% due 03/01/11 ................................         34         37
                                                                       --------
                                                                         15,917
                                                                       --------
   TOTAL PUBLICLY-TRADED BONDS- .........................       97.9%   105,058

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 9.3%
   State Street Navigator Securities Lending
      Portfolio .........................................     10,024     10,024

SHORT-TERM INVESTMENTS - 0.3%

      Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ...............................        336        336
                                                             -------   --------
            TOTAL INVESTMENTS- ..........................      107.5%   115,418
         Payables, less cash and receivables- ...........       (7.5)%   (8,123)
                                                             -------   --------
            NET ASSETS- .................................      100.0%  $107,295
                                                             =======   ========

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                                        % of
                                             Industry      Market     Long-Term
                   Industry                Abbreviation     Value    Investments
                   --------                ------------   --------   -----------
                                                           (000's)
Foreign Governmental ...................        FG        $ 63,227      60.2%
Banks ..................................        JP          10,266       9.8%
Finance ................................        FB           6,658       6.3%
U.S. Treasury Notes ....................        TN           5,661       5.4%
U.S. Treasury Bonds ....................        TB           3,078       2.9%
Diversified Financials .................        JQ           2,919       2.8%
U.S. Government Agencies ...............        FD           2,491       2.4%
Commercial Services & Supplies .........        BO           1,628       1.5%
Diversified Telecommunication
   Services ............................        J1           1,261       1.2%
Auto Loan ..............................        AL           1,129       1.1%
Automobiles ............................        AL           1,104       1.1%
Media ..................................        JA           1,087       1.0%
Credit Card ............................        AC           1,087       1.0%
Beverages ..............................        JG             692       0.7%
Tobacco ................................        JI             687       0.7%
Food Products ..........................        JH             560       0.5%
Electric/Gas ...........................        EU             255       0.2%
Communications Equipment ...............        JW             240       0.2%
Insurance ..............................        JR             195       0.2%
Telephone ..............................        TL             179       0.2%
Wireless Telecommunications
   Services ............................        J2             137       0.1%
Construction & Engineering .............        BJ             136       0.1%
Pharmaceuticals ........................        JO             127       0.1%
Hotels Restaurants & Leisure ...........        BZ             105       0.1%
Electronic Equipment &
   Instruments .........................        JY              56       0.1%
Oil & Gas ..............................        BB              53       0.1%
Food & Drug Retailing ..................        JF              40       0.0%
                                                          --------     -----
                                                          $105,058     100.0%
                                                          ========     =====

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $125 or 0.1% of net assets of the Portfolio.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Global Bond Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04      $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                  29,997
Cargill Asia Pacific, 1.06%, due 01/02/04              20,000
Cargill Asia Pacific, 1.05%, due 01/02/04              25,000

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Danske Corp., 1.07%, due 01/05/04                      $ 49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $320                     1.57%              $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $9,819                    $10,024

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of December 31, 2003, the Fund had open forward currency contracts, which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                 Unrealized
                       Principal Amount                         Appreciation/
                     Covered by Contract    Expiration Month   (Depreciation)
                     -------------------    ----------------   --------------
Currency Purchased
Euro                         2,098              January 04          $  94
Japanese Yen                 6,539              January 04             76
Japanese Yen                 1,002              January 04             16
Japanese Yen                 2,107             February 04             20
Japanese Yen                   742             February 04              6
Japanese Yen                 1,007             February 04             20
                                                                    -----
                                                                    $ 232
                                                                    =====

Currency Sold
Japanese Yen                 2,098              January 04          $ (34)
Euro                         6,539              January 04           (538)
Euro                         1,959              January 04           (150)
Euro                           517             February 04            (49)
Euro                         1,007             February 04            (62)
Euro                           121                March 04             (3)
                                                                    -----
                                                                    $(836)
                                                                    =====

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $1,028 and $1 which expire in 2008 and 2010, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred approximately $258 in net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2004.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                         Between            Between
                     $150 Million and   $300 Million and   Excess Over
First $150 Million      $300 Million       $500 Million    $500 Million
------------------   ----------------   ----------------   ------------
       0.85%               0.80%              0.75%            0.70%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $31 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Capital Guardian Trust Company, with respect to the Fund. Capital Guardian Trust Company is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $66,185          $47,343

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $101,162       $14,298         $(42)          $14,256

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization and market discount accretion on debt securities, and sale of certain foreign currency denominated debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
      $--            $--            $1,029          $14,256

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003        $6,998                    $--                  $222
2002         3,132                     --                   335

     Included in the Fund's 2003 distributions from ordinary income is $1,714 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                        With Trust                  During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                  Trustee               Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                   Trustee               Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                    Trustee               President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)               Trustee               Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                         and Trustee            Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer            Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary            Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                       With Trust                    During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Arnold R. Bergman (age 53)         Assistant Secretary            Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Bond Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Growth & Income Fund
Independence Investment LLC                                 P. McManus/T. Spicer
T. Rowe Price Associates, Inc.                                  Robert W. Sharps
--------------------------------------------------------------------------------

     . The Fund employs a multi-style and multi-manager approach with two sub-advisers independently managing portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend. As of quarter end, Independence managed 82% of the Fund (63% blend sleeve / 19% value sleeve) and T. Rowe Price managed 18% of the Fund (growth sleeve).

     . The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

     . Independence selects stocks using a combination of fundamental equity research and quantitative portfolio construction tools. Stocks are purchased that combine cheapness and improving fundamentals with favorable valuations and earnings growth prospects.

     . T. Rowe Price selects stocks using a bottom-up, fundamental equity research approach, focusing on companies with above-average earnings growth and cash flow relative to peers and sustainable earnings momentum. T. Rowe Price assumed management of this portion of the Fund in mid December 2003.

Fund Commentary

     . In 2003, the Fund returned 24.35%, underperforming its custom benchmark.

Independence Investment LLC

     . Blend Sleeve: This portion of the Fund underperformed its benchmark primarily due to unfavorable stock selection broadly across sectors, while sector allocation exposures were neutral.

     . The largest absolute performance contributors were exposures to companies in the technology and financial services sectors. Specifically, Texas Instruments and Intel within the Information Technology sector performed best, as well as Citigroup in the Financials sector. General Electric also contributed to positive performance. Conversely, HCA-Healthcare and Sun Microsystems were the largest detractors from performance. Sector exposures are similar to that of the benchmark.

     . Value Sleeve: This portion of the Fund underperformed its benchmark primarily due to unfavorable stock selection broadly across sectors, while sector allocation exposures were modestly positive.

     . The largest absolute performance contributor was exposure to companies in the financial services sector. Specifically, these included Citigroup, FleetBoston and Merrill Lynch. Conversely, the biggest detractors from the portfolio's performance were Textron, J.C. Penney, and Kraft. Sector exposures are similar to that of the benchmark.

Putnam

     . Growth Sleeve: This portion of the Fund underperformed its benchmark primarily due to unfavorable stock selection broadly across sectors, while sector allocation exposures were modestly negative. This sub-adviser was replaced effective December 15th.

T. Rowe Price Associates, Inc.

     . Growth Sleeve: T. Rowe assumed management of this portion of the Fund effective December 15th.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Growth & Income Fund
Independence Investment LLC                                 P. McManus/T. Spicer
T. Rowe Price Associates, Inc.                                  Robert W. Sharps
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-year period)

             Growth & Income Fund   Growth & Income Benchmark (1)
             --------------------   -----------------------------
12/31/1993         10,000.00                  10,998.98
 1/31/1994         10,296.98                  11,367.45
 2/28/1994          9,997.30                  11,060.52
 3/31/1994          9,609.92                  10,579.39
 4/29/1994          9,776.91                  10,716.92
 5/31/1994          9,814.32                  10,891.61
 6/30/1994          9,636.56                  10,622.59
 7/29/1994          9,896.60                  10,974.19
 8/31/1994         10,264.91                  11,420.84
 9/30/1994          9,961.92                  11,145.60
10/31/1994         10,120.80                  11,400.84
11/30/1994          9,784.90                  10,982.43
12/30/1994          9,944.42                  11,142.77
 1/31/1995         10,149.25                  11,432.48
 2/28/1995         10,549.81                  11,876.06
 3/31/1995         10,783.23                  12,227.59
 4/28/1995         11,097.72                  12,583.42
 5/31/1995         11,466.98                  13,080.46
 6/30/1995         11,728.25                  13,387.85
 7/31/1995         12,102.47                  13,833.67
 8/31/1995         12,181.41                  13,871.02
 9/29/1995         12,709.33                  14,452.21
10/31/1995         12,626.20                  14,401.63
11/30/1995         13,158.58                  15,035.30
12/29/1995         13,346.76                  15,313.46
 1/31/1996         13,702.13                  15,840.24
 2/29/1996         13,879.23                  15,992.30
 3/29/1996         14,056.69                  16,145.83
 4/30/1996         14,215.04                  16,383.17
 5/31/1996         14,544.11                  16,805.86
 6/28/1996         14,623.64                  16,874.76
 7/31/1996         13,932.81                  16,123.84
 8/30/1996         14,264.80                  16,465.66
 9/30/1996         14,927.11                  17,391.03
10/31/1996         15,292.18                  17,867.55
11/29/1996         16,309.64                  19,223.69
12/31/1996         16,029.07                  18,846.91
 1/31/1997         16,854.17                  20,017.30
 2/28/1997         16,946.57                  20,179.44
 3/31/1997         16,286.32                  19,339.98
 4/30/1997         17,075.83                  20,494.57
 5/30/1997         18,001.92                  21,752.94
 6/30/1997         18,711.84                  22,723.12
 7/31/1997         20,383.92                  24,527.34
 8/29/1997         19,351.34                  23,163.62
 9/30/1997         20,476.82                  24,432.98
10/31/1997         19,706.65                  23,616.92
11/28/1997         20,448.03                  24,710.39
12/31/1997         20,803.99                  25,135.41
 1/31/1998         21,028.72                  25,414.41
 2/27/1998         22,745.23                  27,246.79
 3/31/1998         24,017.11                  28,641.82
 4/30/1998         24,083.56                  28,931.11
 5/29/1998         23,820.51                  28,433.49
 6/30/1998         24,831.51                  29,587.89
 7/31/1998         24,541.80                  29,274.26
 8/31/1998         20,774.11                  25,041.20
 9/30/1998         21,839.98                  26,646.34
10/30/1998         23,786.72                  28,812.69
11/30/1998         25,210.74                  30,558.74
12/31/1998         27,096.49                  32,318.92
 1/29/1999         28,005.66                  33,669.85
 2/26/1999         27,135.96                  32,622.72
 3/31/1999         27,939.22                  33,927.63
 4/30/1999         29,116.57                  35,240.63
 5/28/1999         28,267.55                  34,408.95
 6/30/1999         30,216.69                  36,318.65
 7/30/1999         29,182.33                  35,185.50
 8/31/1999         28,837.12                  35,009.58
 9/30/1999         28,041.57                  34,050.31
10/29/1999         29,681.82                  36,205.70
11/30/1999         30,025.80                  36,940.67
12/31/1999         31,493.15                  39,116.48
 1/31/2000         29,573.85                  37,152.83
 2/29/2000         28,831.12                  36,450.64
 3/31/2000         32,058.29                  40,015.52
 4/28/2000         31,273.83                  38,811.05
 5/31/2000         30,861.88                  38,015.42
 6/30/2000         31,355.63                  38,950.60
 7/31/2000         30,974.38                  38,342.97
 8/31/2000         32,890.93                  40,724.07
 9/29/2000         30,902.78                  38,573.84
10/31/2000         30,978.25                  38,411.83
11/30/2000         27,478.95                  35,384.98
12/29/2000         27,366.40                  35,558.37
 1/31/2001         28,212.18                  36,820.69
 2/28/2001         25,252.19                  33,462.64
 3/30/2001         23,180.34                  31,344.46
 4/30/2001         25,408.00                  33,779.92
 5/31/2001         25,455.14                  34,006.25
 6/30/2001         24,867.21                  33,179.89
 7/31/2001         24,269.22                  32,854.73
 8/31/2001         22,590.39                  30,798.02
 9/28/2001         20,642.00                  28,309.54
10/31/2001         21,300.20                  28,850.26
11/30/2001         22,950.91                  31,063.07
12/31/2001         23,140.76                  31,336.43
 1/31/2002         22,819.80                  30,878.91
 2/28/2002         22,288.31                  30,282.95
 3/31/2002         23,283.02                  31,421.59
 4/30/2002         22,171.20                  29,517.44
 5/31/2002         21,987.99                  29,257.69
 6/30/2002         20,506.26                  27,098.47
 7/31/2002         18,866.69                  25,093.18
 8/31/2002         18,992.57                  25,223.67
 9/28/2002         16,990.96                  22,514.65
10/31/2002         18,233.54                  24,385.61
11/30/2002         19,080.56                  25,812.17
12/31/2002         18,007.53                  24,351.20
 1/31/2003         17,545.60                  21,603.73
 2/28/2003         17,325.84                  21,268.88
 3/31/2003         17,427.09                  21,490.07
 4/30/2003         18,625.30                  23,224.32
 5/31/2003         19,461.33                  24,548.11
 6/30/2003         19,567.73                  24,872.14
 7/31/2003         19,944.01                  25,367.10
 8/31/2003         20,389.36                  25,882.05
 9/28/2003         20,196.22                  25,618.05
10/31/2003         21,373.73                  27,119.27
11/30/2003         21,495.89                  27,444.70
12/31/2003         22,392.41                  28,759.30

Value on 12/31/03:
------------------
$22,392 Growth & Income Fund
$28,759 Growth & Income Benchmark (1)

MORNINGSTAR
CATEGORY+:

..    Large Blend

MORNINGSTAR
RISK+:

..    Above Average (VL/VUL)
..    Average (VA)

MORNINGSTAR
RATING+:

..    **(VL/VUL)
..    **(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                      % of
                                     Assets
                                     ------
Citigroup, Inc.                       3.6%
ExxonMobil Corp.                      3.0%
Pfizer, Inc.                          2.7%
Microsoft Corp.                       2.5%
General Electric Co.                  2.3%
American International Group, Inc.    1.7%
Procter & Gamble Co.                  1.7%
Bank of America Corp.                 1.6%
Cisco Systems, Inc.                   1.6%
Wells Fargo & Co.                     1.5%

AVERAGE ANNUAL TOTAL RETURNS*

                             Growth & Income   Growth & Income
                                  Fund            Benchmark(1)
                             ---------------   ---------------
1 Year                            24.35%            29.90%
3 Years                           -6.47             -3.82
5 Years                           -3.74             -0.43
10 Years                           8.40             11.14

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                              % of
                             Assets
                             ------
Financials                    23.13%
Information Technology        19.04%
Consumer Discretionary        15.08%
Health Care                   11.95%
Industrials                    8.85%
Consumer Staples               6.75%
Energy                         5.80%
Utilities                      3.18%
Materials                      3.12%
Telecommunication Services     3.10%

(1) The Growth & Income Benchmark represents the S&P 500 Index from April 1986 to April 2002 and then the Russell 1000 from May 2002 to present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 933 VL/VUL subaccounts and 1,699 VA subaccounts in the Morningstar Large Blend category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $85,919 of
   securities loaned (Note B)) ...................................   $1,846,535
Net unrealized appreciation of investments .......................      268,289
Short-term investments at value ..................................      107,338
                                                                     ----------
      Total investments ..........................................    2,222,162
Cash .............................................................           58
Receivable for:
   Dividends .....................................................        2,174
                                                                     ----------
Total assets .....................................................    2,224,394
                                                                     ----------
LIABILITIES
Payables for:
   Investments purchased .........................................        7,644
   Fund shares purchased .........................................          178
   Collateral for securities on loan .............................       87,940
   Other liabilities .............................................          611
                                                                     ----------
Total liabilities ................................................       96,373
                                                                     ----------
Net assets .......................................................   $2,128,021
                                                                     ==========
Shares of beneficial interest outstanding ........................      188,430
                                                                     ----------
Net asset value per share ........................................   $    11.29
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $2,665,699
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ..................     (805,967)
   Net unrealized appreciation of investments ....................      268,289
                                                                     ----------
Net assets .......................................................   $2,128,021
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .......................................................   $  2,084
   Dividends ......................................................     30,536
   Securities lending .............................................         37
                                                                      --------
Total investment income ...........................................     32,657
                                                                      --------

EXPENSES
   Investment advisory fee ........................................     12,774
   Auditors fees ..................................................        269
   Custodian fees .................................................        314
   Fidelity Bond fees .............................................          3
   Legal fees .....................................................        136
   Printing & mailing fees ........................................        217
   Trustees' fees .................................................         61
   Other fees .....................................................         78
                                                                      --------
Total expenses ....................................................     13,852
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) ...................        (51)
                                                                      --------
Net expenses ......................................................     13,801
                                                                      --------
Net investment income .............................................     18,856
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments .................................................    (25,916)
      Financial futures contracts .................................      1,225
   Change in unrealized appreciation on:
      Investments .................................................    429,847
                                                                      --------
Net realized and unrealized gain ..................................    405,156
                                                                      --------
Net increase in net assets resulting from operations ..............   $424,012
                                                                      ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2003           2002
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income.....................................    $   18,856     $   15,255
   Net realized loss.........................................       (24,691)      (269,774)
   Change in net unrealized appreciation (depreciation)......       429,847       (277,602)
                                                                 ----------     ----------
      Net increase (decrease) in net assets resulting from
         operations..........................................       424,012       (532,121)
Distributions to shareholders from:
   Net investment income.....................................       (18,865)       (15,248)
   Realized gains............................................       (10,107)
                                                                 ----------     ----------
      Decrease in net assets resulting from distributions....       (28,972)       (15,248)
From fund share transactions:
   Proceeds from shares sold.................................       104,683        122,967
   Shares issued in reorganization ..........................        66,546
   Distributions reinvested..................................        28,972         15,248
   Payment for shares redeemed...............................      (229,423)      (304,962)
                                                                 ----------     ----------
      Decrease in net assets from fund share transactions....       (29,222)      (166,747)
                                                                 ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS........................       365,818       (714,116)

NET ASSETS
   Beginning of Period.......................................     1,762,203      2,476,319
                                                                 ----------     ----------
   End of Period.............................................    $2,128,021     $1,762,203
                                                                 ==========     ==========
Analysis of fund share transactions:
   Sold......................................................        10,526         11,661
   Issued in reorganization .................................         7,117
   Reinvested................................................         2,786          1,471
   Redeemed..................................................       (23,196)       (29,468)
                                                                 ----------     ----------
Net decrease in fund shares outstanding......................        (2,767)       (16,336)
                                                                 ==========     ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                            Growth & Income Fund
                                                   -----------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                   -----------------------------------------------------------------------
                                                     2003(f)          2002           2001           2000(c)        1999
                                                   ----------      ----------    -----------      ----------    ----------
Net Assets Value at Beginning of Period.........   $     9.22      $    11.93    $     14.18      $    20.01    $    19.49
Income from Investment Operations:
   Net Investment Income........................         0.10            0.08           0.06            0.17          0.20
   Net Realized and Unrealized Gain (Loss) on
      Investments(a)............................         2.12           (2.71)         (2.25)          (2.77)         2.88
                                                   ----------      ----------    -----------      ----------    ----------
   Total From Investment Operations.............         2.22           (2.63)         (2.19)          (2.60)         3.08
Less Distributions:
   Distribution from Net Investment Income .....        (0.10)          (0.08)         (0.06)          (0.17)        (0.20)
   Distribution from Net Realized Gains on
      Investments...............................        (0.05)                                         (2.69)        (2.36)
   Distribution from Excess of Net Investment
      Income/Gains .............................                                                       (0.14)
   Distribution from Capital Paid-in ...........                                                       (0.23)
                                                   ----------      ----------    -----------      ----------    ----------
   Total Distributions..........................        (0.15)          (0.08)         (0.06)          (3.23)        (2.56)
                                                   ----------      ----------    -----------      ----------    ----------
Net Assets Value at End of Period...............   $    11.29      $     9.22    $     11.93      $    14.18    $    20.01
                                                   ==========      ==========    ===========      ==========    ==========
Total Investment Return(b)......................        24.35%         (22.18)%       (15.44)%        (13.10)%       16.23%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets....................................         0.73%(e)        0.75%          0.72%           0.40%         0.28%
   Ratio of Net Investment Income to Average
      Net Assets................................         1.00%           0.73%          0.49%           0.84%         0.98%
   Portfolio Turnover Rate......................        91.53%(d)       73.60%        104.47%(d)      112.94%        70.16%
Net Assets End of Period (000s Omitted).........   $2,128,021      $1,762,203    $ 2,476,319      $3,324,988    $4,218,841

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The fund entered into a new Sub-Advisory Agreement with Putnam Investment Management, Inc. during the period shown.

(d)  Excludes merger activity.

(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(f) The Fund entered into a new Sub-Advisory Agreement with T. Rowe during the period shown.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
                    Name of Issuer                            Shares      Value
                    --------------                          ---------   --------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 0.7%
   Boeing Co. * .........................................     223,000   $  9,397
   Precision Castparts Corp. ............................      47,500      2,157
   Rockwell Collins, Inc. * .............................      82,579      2,480
                                                                        --------
                                                                          14,034

Air Freight & Couriers - 0.8%
   Fedex Corp. ..........................................     180,800     12,204
   United Parcel Service, Inc. - Cl. B ..................      67,600      5,040
                                                                        --------
                                                                          17,244

Automobiles - 2.0%
   Borg-Warner Automotive, Inc. .........................      20,900      1,778
   Ford Motor Co. .......................................     935,900     14,974
   General Motors Corp. * ...............................     284,900     15,214
   Harley-Davidson, Inc. * ..............................     223,200     10,609
                                                                        --------
                                                                          42,575

Banks - 5.2%
   Bank of America Corp. * ..............................     416,500     33,499
   Bank of New York Co., Inc. ...........................      96,400      3,193
   Bank One Corp. * .....................................     487,400     22,221
   First Tennessee National Corp. .......................      47,400      2,090
   FleetBoston Financial Corp. ..........................     148,500      6,482
   JP Morgan Chase & Co. ................................     625,300     22,967
   M & T Bank Corp. * ...................................      24,600      2,418
   Suntrust Banks, Inc. * ...............................      29,100      2,081
   US Bancorp * .........................................     407,900     12,147
   Wachovia Corp. * .....................................      63,300      2,949
                                                                        --------
                                                                         110,047

Beverages - 0.9%
   Anheuser-Busch Cos., Inc. ............................     162,800      8,576
   PepsiCo, Inc. * ......................................     219,200     10,219
                                                                        --------
                                                                          18,795

Biotechnology - 1.9%
   Amgen, Inc. * ........................................     311,800     19,269
   Genetech, Inc. * .....................................     105,300      9,853
   Gilead Sciences, Inc. * ..............................     115,300      6,704
   MedImmune, Inc. * ....................................     165,400      4,201
                                                                        --------
                                                                          40,027

Chemicals - 1.4%
   Dow Chemical Co. * ...................................     352,200     14,641
   Praxair, Inc. * ......................................     201,200      7,686
   Rohm & Haas Co. ......................................     172,400      7,363
                                                                        --------
                                                                          29,690

Commercial Services & Supplies - 0.7%
   Apollo Group, Inc. - Cl. A * .........................     113,800      7,739
   First Data Corp. * ...................................     152,600      6,270
                                                                        --------
                                                                          14,009

Communications Equipment - 1.7%
   Cisco Systems, Inc. * ................................   1,372,200     33,331
   Comverse Technology, Inc. * ..........................     114,200   $  2,009
                                                                        --------
                                                                          35,340

Computers & Peripherals - 4.7%
   Dell, Inc. * .........................................     852,700     28,958
   EMC Corp. * ..........................................   1,849,400     23,894
   Intel Corp. ..........................................     838,900     27,013
   International Business Machines Corp. ................     206,900     19,175
                                                                        --------
                                                                          99,040

Construction Materials - 0.4%
   Nucor Corp. ..........................................      49,200      2,755
   United States Steel Corp. * ..........................     137,100      4,801
                                                                        --------
                                                                           7,556

Containers & Packaging - 0.4%
   Smurfit-Stone Container Corp. * ......................     405,400      7,528

Credit Card - 0.6%
   American Express Co. * ...............................     114,000      5,498
   MBNA Corp. * .........................................     300,000      7,455
                                                                        --------
                                                                          12,953

Diversified Financials - 10.1%
   Capital One Financial Corp. ..........................     147,300      9,028
   Charles Schwab Corp. * ...............................     554,200      6,562
   Citigroup, Inc. * ....................................   1,563,125     75,874
   Goldman Sachs Group, Inc. ............................     128,500     12,687
   Merrill Lynch & Co., Inc. * ..........................     531,900     31,196
   Morgan Stanley, Dean Witter, Discover
      & Co. .............................................     500,300     28,952
   SLM Corp. * ..........................................     141,100      5,317
   State Street Corp. ...................................     245,500     12,785
   Wells Fargo & Co. * ..................................     542,300     31,936
                                                                        --------
                                                                         214,337

Diversified Telecommunication Services - 3.1%
   BellSouth Corp. ......................................     454,800     12,871
   CenturyTel, Inc. .....................................     225,500      7,356
   Nextel Communications, Inc. - Cl. A * ................     376,100     10,553
   SBC Communications, Inc. * ...........................      72,100      1,880
   Verizon Communications * .............................     671,500     23,556
   Vodafone Group Plc * .................................     370,900      9,287
                                                                        --------
                                                                          65,503

Electric Utilities - 1.9%
   Constellation Energy Group, Inc. * ...................     308,100     12,065
   Entergy Corp. * ......................................     284,400     16,248
   Exelon Corp. * .......................................      31,200      2,071
   FPL Group, Inc. ......................................     110,900      7,255
   PG & E Corp. * .......................................     124,100      3,446
                                                                        --------
                                                                          41,085

Electric/Gas - 0.9%
   Dominion Resources, Inc. .............................     305,800     19,519

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
                    Name of Issuer                            Shares      Value
                    --------------                          ---------   --------
                                                                        (000's)
COMMON STOCK - Continued

Electrical Equipment - 1.6%
   Rockwell International Corp. * .......................     343,600   $ 12,232
   United Technologies Corp. * ..........................     223,400     21,172
                                                                        --------
                                                                          33,404

Electronic Equipment & Instruments - 0.5%
   Sanmina Corp. * ......................................     706,200      8,905
   Vishay Intertechnology, Inc. * .......................     105,200      2,409
                                                                        --------
                                                                          11,314

Energy Equipment & Services - 0.4%
   Transocean Sedco Forex, Inc. * .......................     355,900      8,545

Food & Drug Retailing - 0.4%
   Sysco Corp. * ........................................     159,800      5,950
   Walgreen Co. * .......................................     101,600      3,696
                                                                        --------
                                                                           9,646

Food Products - 0.6%
   Archer Daniels Midland Co. * .........................     401,000      6,103
   General Mills, Inc. * ................................     156,900      7,108
                                                                        --------
                                                                          13,211

Gas Utilities - 0.2%
   Sempra Energy * ......................................     156,200      4,695

Health Care Equipment & Supplies - 2.1%
   Baxter International, Inc. ...........................      60,000      1,831
   Boston Scientific Corp. * ............................     362,700     13,333
   Guidant Corp. ........................................     121,400      7,308
   Medtronic, Inc. * ....................................     109,100      5,304
   St. Jude Medical, Inc. * .............................     112,600      6,908
   Stryker Corp. * ......................................      22,200      1,887
   Zimmer Holdings, Inc. * ..............................     104,400      7,350
                                                                        --------
                                                                          43,921

Health Care Providers & Services - 2.3%
   Anthem, Inc. * .......................................     195,700     14,677
   DaVita, Inc. * .......................................     150,000      5,850
   PacifiCare Health Systems, Inc. * ....................      84,900      5,739
   UnitedHealth Group, Inc. * ...........................     383,700     22,324
                                                                        --------
                                                                          48,590

Hotels Restaurants & Leisure - 1.3%
   Carnival Corp. .......................................     125,000      4,966
   International Game Technology * ......................     240,400      8,582
   McDonald's Corp. * ...................................     609,500     15,134
                                                                        --------
                                                                          28,682

Household Products - 1.9%
   Clorox Co. * .........................................     101,100      4,910
   Procter & Gamble Co. * ...............................     355,900     35,547
                                                                        --------
                                                                          40,457

Industrial Conglomerates - 3.7%
   3M Co. ...............................................     225,400     19,166
   General Electric Co. * ...............................   1,595,600     49,432
   Tyco International, Ltd. * ...........................     348,200   $  9,227
                                                                        --------
                                                                          77,825

Insurance - 5.8%
   AFLAC, Inc. * ........................................     300,600     10,876
   American International Group, Inc. * .................     548,800     36,374
   Chubb Corp. * ........................................     130,600      8,894
   Everest Re Group, Ltd. ...............................      53,700      4,543
   Hartford Financial Services Group,
      Inc. * ............................................     392,000     23,140
   Metlife, Inc. * ......................................     257,700      8,677
   Old Republic International Corp. .....................     101,100      2,564
   Protective Life Corp. ................................      39,100      1,323
   Prudential Financial, Inc. * .........................     470,600     19,657
   The PMI Group, Inc. ..................................     207,300      7,718
   Travelers Property Casualty Corp. -
      Cl. B .............................................      36,500        619
                                                                        --------
                                                                         124,385

Internet & Catalog Retail - 0.3%
   eBay, Inc. * .........................................     105,300      6,801

Internet Software & Services - 0.6%
   Yahoo, Inc. * ........................................     281,400     12,711

IT Consulting & Services - 2.1%
   Accenture, Ltd. - Cl. A * ............................     794,900     20,922
   Affiliated Computer Services, Inc. -
      Cl. A * ...........................................     256,200     13,953
   Computer Sciences Corp. * ............................     174,100      7,700
   Electronic Data Systems Corp. * ......................      82,400      2,022
                                                                        --------
                                                                          44,597

Leisure Equipment & Products - 0.2%
   Hasbro, Inc. * .......................................     252,400      5,371

Machinery - 1.7%
   Danaher Corp. * ......................................     236,100     21,662
   Eaton Corp. * ........................................     121,200     13,087
   ITT Industries, Inc. * ...............................      28,500      2,115
                                                                        --------
                                                                          36,864

Media - 6.2%
   Clear Channel Communications, Inc. ...................     345,100     16,161
   Comcast Corp. - Cl. A ................................     839,875     27,607
   Comcast Corp. - Cl. A ................................     131,800      4,123
   E.W. Scripps Co. - Cl. A .............................      65,600      6,175
   EchoStar Communications Corp. -
      Cl. A * ...........................................     247,000      8,398
   Interactive Corp. ....................................     147,100      4,991
   Omnicom Group, Inc....................................      77,300      6,751
   The Walt Disney Co. * ................................   1,031,900     24,074
   Time Warner, Inc. * ..................................   1,033,800     18,598
   Tribune Co. * ........................................      80,400      4,149
   Univision Communications, Inc. -
      Cl. A * ...........................................     138,200      5,485

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                       Market
                    Name of Issuer                         Shares       Value
                    --------------                       ---------   ----------
                                                                     (000's)
COMMON STOCK - Continued

Media - Continued
   Viacom, Inc. - Cl. B * ............................     143,000   $    6,346
                                                                     ----------
                                                                        132,858
Metals & Mining - 0.5%
   Alcan Aluminum, Ltd. * ............................     217,100       10,193

Multi-Utilities - 0.1%
   Duke Energy Co.....................................      97,400        1,992

Multiline Retail - 1.4%
   BJ's Wholesale Club, Inc. * .......................      76,600        1,759
   Federated Department Stores, Inc. * ...............     205,400        9,680
   Nordstrom, Inc.....................................     110,200        3,780
   Target Corp. * ....................................     129,800        4,984
   Wal-Mart Stores, Inc. * ...........................     166,500        8,833
                                                                     ----------
                                                                         29,036

Oil & Gas - 5.4%
   Apache Corp........................................      40,500        3,285
   BP Amoco plc - ADR ................................      78,400        3,869
   ChevronTexaco Corp. * .............................      21,500        1,857
   Conoco Phillips ...................................     368,500       24,163
   Exxon Mobil Corp. * ...............................   1,532,200       62,820
   Murphy Oil Corp. ..................................     108,100        7,060
   Newfield Exploration Co. * ........................      59,000        2,628
   Occidental Petroleum Corp. * ......................      84,900        3,586
   Unocal Corp. * ....................................     130,000        4,788
                                                                     ----------
                                                                        114,056

Paper & Forest Products - 0.5%
   International Paper Co. * .........................     257,400       11,097

Personal Products - 0.9%
   Estee Lauder Cos., Inc. - Cl. A ...................     257,500       10,109
   Gillette Co........................................     261,200        9,594
                                                                     ----------
                                                                         19,703

Pharmaceuticals - 5.6%
   Abbott Laboratories * .............................     181,500        8,458
   Eli Lilly & Co. * .................................      47,600        3,348
   Forest Laboratories, Inc. * .......................     138,200        8,541
   Johnson & Johnson .................................     253,400       13,091
   Merck & Co., Inc. * ...............................     112,100        5,179
   Pfizer, Inc. * ....................................   1,631,760       57,650
   Watson Pharmaceuticals, Inc. * ....................     169,200        7,783
   Wyeth * ...........................................     382,100       16,220
                                                                     ----------
                                                                        120,270

Real Estate Operations - 0.2%
   Hilton Hotels Corp. * .............................     299,300        5,127

Semiconductor Equipment & Products - 3.9%
   Analog Devices, Inc. * ............................     485,000       22,140
   Applied Materials, Inc. * .........................     457,000       10,260
   ASML Holdings * ...................................     159,600        3,200
   Maxim Integrated Products, Inc. * .................     125,100        6,230
   Novellus Systems, Inc. * ..........................     296,170       12,454
   QLogic Corp. * ....................................      57,800   $    2,983
   Texas Instruments, Inc. * .........................     780,300       22,925
   Xilinx, Inc. * ....................................      59,200        2,293
                                                                     ----------
                                                                         82,485

Software - 4.7%
   Electronic Arts, Inc. * ...........................     175,200        8,371
   Intuit, Inc. * ....................................     113,700        6,016
   Mercury Interactive Corp. * .......................     131,400        6,391
   Microsoft Corp. * .................................   1,888,300       52,004
   Red Hat, Inc. * ...................................      92,700        1,740
   Research in Motion, Ltd. * ........................      29,100        1,945
   Siebel Systems, Inc. * ............................     252,800        3,506
   Symantec Corp. * ..................................     120,000        4,158
   Veritas Software Corp. * ..........................     404,900       15,046
                                                                     ----------
                                                                         99,177

Specialty Retail - 3.1%
   AutoZone, Inc. * ..................................      98,500        8,393
   Best Buy Co., Inc. * ..............................     199,100       10,401
   Home Depot, Inc. * ................................     668,400       23,722
   Kohl's Corp. * ....................................     161,200        7,244
   Lowe's Cos., Inc. * ...............................     143,100        7,926
   Staples, Inc. * ...................................     343,500        9,378
                                                                     ----------
                                                                         67,064

Textiles & Apparel - 0.6%
   Nike, Inc. - Cl. B ................................     176,500       12,083

Tobacco - 1.4%
   Altria Group, Inc. ................................     556,300       30,274

Trading Companies & Distributors - 0.5%
   CDW Corp ..........................................     201,900       11,662

U.S. Government Agencies - 1.3%
   Federal Home Loan Mortgage Corp. ..................     145,000        8,456
   Federal National Mortgage Assoc. * ................     253,000       18,990
                                                                     ----------
                                                                         27,447
                                                                     ----------
      TOTAL COMMON STOCK- ............................        99.4%   2,114,824

                                                            Par
                                                           Value
                                                         ---------
                                                          (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 4.1%
   State Street Navigator Securities
      Lending Portfolio ..............................   $  87,940       87,940

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                           Par        Market
                    Name of Issuer                        Value       Value
                    --------------                       -------   ----------
                                                         (000's)     (000's)
SHORT-TERM INVESTMENTS - 0.9%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ............................   $19,398   $   19,398
                                                         -------   ----------
         TOTAL INVESTMENTS- ..........................     104.4%   2,222,162
      Payables, less cash and receivables- ...........      (4.4)%    (94,141)
                                                         -------   ----------
            NET ASSETS- ..............................     100.0%  $2,128,021
                                                         =======   ==========

* Non-income producing security.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Growth & Income Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04       $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04         31,156
Mortgage Int. Networking, 0.98%, due 01/02/04          50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
   Joint Trading Account Totals                      $385,633
                                                     ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $699                    1.57%              $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $85,919                  $87,940

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $158, $101, $1,207, $12,541, $487,252, $232,197 and $54,591 which expire in 2005, 2006, 2007, 2008, 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382-384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $49. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT, ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

Fund's Net Assets:

                          Between
                     $150 Million and    Excess Over
First $150 Million     $300 Million     $300 Million
------------------   ----------------   ------------
      0.71%                0.69%            0.67%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $51.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, John Hancock Advisers and, as of December 15, 2003, T. Rowe Price, with respect to the Fund. Each is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.
     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$1,713,509        $1,752,690

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
  Cost       Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$1,971,792      $273,125      $(22,756)       $250,369

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

                          Undistributed
Undistributed Ordinary    Net Long-Term   Capital Loss    Net Unrealized
       Income             Capital Gain    Carryforwards    Appreciation
----------------------   --------------   -------------   --------------
         $--                   $--           $788,047        $250,369

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $17,207                  $--                 $11,765
2002          15,248                   --                      --

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

  Acquiring Fund           Target Fund
-------------------   ----------------------
VST Growth & Income      VA Relative Value
VST Growth & Income   VA Sovereign Investors

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

     This combination provides for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as tax-free exchange as follows:

                                                     Target Fund
                     Trust Shares                    Unrealized      Acquiring Fund       Acquiring Fund
  Acquiring Fund       Issued by     Target Fund    Appreciation/   Net Assets Prior   Aggregate Net Assets
 vs. Target Fund    Acquiring Fund    Net Assets   (Depreciation)    to Combination      After Combination
-----------------   --------------   -----------   --------------   ----------------   --------------------
VST Growth &
Income vs.
VA Relative Value        3,079         $28,786          $ 845          $1,744,162            $1,772,947

VST Growth &
Income vs.
VA Sovereign
Investors                4,038          37,760           (415)          1,772,947             1,810,708

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                 During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                     Trustee            Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                      Trustee            Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                 During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Robert Verdonck (age 58)                       Trustee            President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                        Positions Held                   Principal Occupation(s)
Name, Address and Age                     With Trust                     During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                       and Trustee              Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                Compliance Officer         Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer            Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary            Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth & Income Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 2001
--------------------------------------------------------------------------------
Health Sciences Fund
Wellington Management Company, LLP                                  Ann C. Gallo
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 31.74% outperforming its benchmark, the Goldman
     Sachs Health Care Index.

..    On May 1st, the Fund's sub-adviser was changed, with the Fund continuing to focus on investing in the health sciences sector. Since that date, the Fund has outperformed its benchmark.

..    Since May 1st, the Fund's exposure to the pharmaceutical and biotechnology industries has been the largest contributor to absolute performance.

..    On an individual security basis, the Fund's investments in Guidant (health care equipment), Aventis (pharmaceuticals) and Medco Health Solutions (health care providers) were the top drivers of absolute returns. The most significant detractors from absolute returns were Schering-Plough (pharmaceuticals) and Exelixis (biotechnology). Schering-Plough experienced competitive pressures across several key drug franchises during the year.

..    The manager employs bottom-up fundamental analysis, with a focus on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises, to identify attractive industries and stocks using the firm's global healthcare analysts' best ideas. The Fund's sub-sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/01
(Fund Inception Date)

                                          Goldman Sachs
              Health Sciences Fund    Health Care Index (2)   S&P 500(R) Index (1)
             ---------------------   ----------------------   --------------------
 5/01/2001         $10,241.38               $10,000.00            $10,000.00
 6/30/2001          10,198.99                 9,748.00              9,757.00
 7/31/2001          10,189.03                10,015.10              9,661.38
 8/31/2001           9,836.32                 9,758.71              9,056.58
 9/30/2001           9,632.71                 9,682.59              8,324.81
10/31/2001           9,591.92                 9,696.15              8,483.81
11/30/2001           9,927.60                10,214.89              9,134.52
12/31/2001           9,815.39                10,021.83              9,214.90
 1/31/2002           9,565.04                 9,753.24              9,080.37
 2/28/2002           9,549.04                 9,704.48              8,905.11
 3/31/2002           9,637.74                 9,825.78              9,239.95
 4/30/2002           9,276.63                 9,211.67              8,680.01
 5/31/2002           9,044.42                 9,032.04              8,615.77
 6/30/2002           8,365.85                 8,173.10              8,002.33
 7/30/2002           8,034.29                 7,994.11              7,378.15
 8/31/2002           7,998.98                 8,051.66              7,426.84
 9/30/2002           7,649.39                 7,621.70              6,619.55
10/31/2002           7,951.76                 7,975.35              7,202.07
11/30/2002           8,038.33                 8,197.86              7,626.27
12/31/2002           7,853.00                 7,914.22              7,177.84
 1/31/2003           7,824.41                 7,918.97              6,989.78
 2/28/2003           7,659.65                 7,781.97              6,884.94
 3/31/2003           7,912.71                 8,018.54              6,951.72
 4/30/2003           8,274.48                 8,388.20              7,524.54
 5/31/2003           8,998.32                 8,779.09              7,921.09
 6/30/2003           9,223.62                 9,155.71              8,022.48
 7/31/2003           9,267.67                 9,191.42              8,163.67
 8/31/2003           9,180.66                 8,990.12              8,322.86
 9/31/2003           9,385.25                 9,008.10              8,234.64
10/31/2003           9,612.28                 9,096.38              8,700.72
11/30/2003           9,859.87                 9,261.03              8,777.29
12/31/2003          10,345.18                 9,755.57              9,237.22

Value on 12/31/03:
------------------
$10,345 Health Sciences Fund
$ 9,756 Goldman Sachs Health Care Index (2)
$ 9,237 S&P 500 (R) Index (1)

MORNINGSTAR
CATEGORY+:

..    Specialty-Health

MORNINGSTAR
RISK+:

..    N/A (VL/VUL)
..    N/A (VA)

MORNINGSTAR
RATING+:

..    N/A (VL/VUL)
..    N/A (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                % of
                               Assets
                               ------
AstraZeneca Group Plc           6.7%
Schering-Plough Corp.           6.5%
Abbott Laboratories             5.8%
Eli Lilly & Co.                 4.3%
AVENTIS                         4.3%
Novartis AG                     4.1%
Genzyme Corp.                   4.1%
Medco Health Solutions, Inc.    3.7%
Wyeth                           3.7%
Guidant Corp.                   3.1%

AVERAGE ANNUAL TOTAL RETURNS*

                            Health                 Goldman Sachs
                           Sciences   S&P 500(R)    Health Care
                             Fund      Index(1)       Index(2)
                           --------   ----------   -------------
1 Year                      31.74%      28.69%        23.27%
Since Inception (5/1/01)     1.28       -3.02         -0.95

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                                           % of
                                          Assets
                                          ------
Drugs & Pharmaceuticals                    60.98%
Biotechnology Research & Production        14.87%
Medical & Dental Instruments & Supplies     9.88%
Health Care Services                        9.33%
Electronics: Medical Systems                1.71%
Health Care Management Services             1.38%
Health Care Facilities                      0.94%
Chemicals                                   0.92%

(1) "S&P 500(R)" is an unmanaged stock index commonly used as a broad measure of stock market performance.

(2) The Goldman Sachs Healthcare Index is a modified capitalization weighted index that measures the performance of US healthcare stocks. The index has a maximum individual stock weighting which is currently 7.5%. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+    Source: MorningStar, Inc. Data as of 12/31/03 this fund is not yet rated.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $28,729
Net unrealized appreciation of investments .........................     5,229
Short-term investments at value ....................................     1,300
                                                                       -------
      Total investments ............................................    35,258
Receivable for:
   Investments sold ................................................       104
   Fund shares sold ................................................        34
   Dividends .......................................................        30
   Other assets ....................................................         4
                                                                       -------
   Total assets ....................................................    35,430
                                                                       -------
LIABILITIES
Payables for:
   Investments purchased ...........................................       611
   Other liabilities ...............................................         1
                                                                       -------
Total liabilities ..................................................       612
                                                                       -------
Net assets .........................................................   $34,818
                                                                       =======
Shares of beneficial interest outstanding ..........................     3,456
                                                                       -------
Net asset value per share ..........................................   $ 10.07
                                                                       =======
Composition of net assets:
   Capital paid-in .................................................   $34,486
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (4,895)
   Undistributed net investment loss ...............................        (2)
   Net unrealized appreciation of:
      Investments ..................................................     5,229
                                                                       -------
Net assets .........................................................   $34,818
                                                                       =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest ..........................................................   $    9
   Dividends .........................................................      258
   Securities lending ................................................        3
                                                                         ------
Total investment income ..............................................      270
                                                                         ------
EXPENSES
   Investment advisory fee ...........................................      275
   Auditors fees .....................................................        4
   Custodian fees ....................................................       55
   Legal fees ........................................................        2
   Printing & mailing fees ...........................................        4
   Trustees' fees ....................................................        1
   Other fees ........................................................        3
                                                                         ------
Total expenses .......................................................      344
   Less expenses reimbursed ..........................................      (41)
                                                                         ------
Net expenses .........................................................      303
                                                                         ------
Net investment loss ..................................................      (33)
                                                                         ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ....................................................      (23)
      Foreign currency transactions ..................................      106
   Change in unrealized appreciation (depreciation) on:
      Investments ....................................................    7,571
      Translation of assets and liabilities in foreign
         currencies ..................................................      (57)
                                                                         ------
Net realized and unrealized gain .....................................    7,597
                                                                         ------
Net increase in net assets resulting from
   operations ........................................................   $7,564
                                                                         ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2003            2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income (loss) .........................................     $   (33)       $     27
   Net realized gain (loss) .............................................          83          (4,562)
   Change in net unrealized appreciation (depreciation) .................       7,514          (2,116)
                                                                              -------        --------
      Net increase (decrease) in net assets resulting from operations ...       7,564          (6,651)
Distributions to shareholders from:
   Net investment income ................................................         (72)            (56)
   Realized gains .......................................................        (719)
                                                                              -------        --------
      Decrease in net assets resulting from distributions ...............        (791)            (56)
From fund share transactions:
   Proceeds from shares sold ............................................      11,971           9,884
   Distributions reinvested .............................................         791              56
   Payment for shares redeemed ..........................................      (7,387)        (10,436)
                                                                              -------        --------
      Increase (decrease) in net assets from fund share transactions ....       5,375            (496)
NET INCREASE (DECREASE) IN NET ASSETS ...................................      12,148          (7,203)

NET ASSETS
   Beginning of Period ..................................................      22,670          29,873
                                                                              -------        --------
   End of Period ........................................................     $34,818        $ 22,670
                                                                              =======        ========
Analysis of fund share transactions:
   Sold .................................................................       1,372           1,133
   Reinvested ...........................................................          79               7
   Redeemed .............................................................        (893)         (1,288)
                                                                              -------        --------
Net increase (decrease) in fund shares outstanding ......................         558            (148)
                                                                              =======        ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                              Health Sciences Fund
                                                                     --------------------------------------
                                                                             Year Ended December 31,
                                                                     --------------------------------------
                                                                                               Period from
                                                                                                May 1, to
                                                                                               December 31,
                                                                     2003(f)        2002         2001(g)
                                                                     -------      -------      ------------
Net Assets Value at Beginning of Period ..........................   $  7.82      $  9.81        $ 10.00
Income from Investment Operations:
   Net Investment Income .........................................        (h)        0.01             (h)
   Net Realized and Unrealized Gain (Loss) on Investments(a) .....      2.48        (1.98)         (0.18)
                                                                     -------      -------        -------
   Total From Investment Operations ..............................      2.48        (1.97)         (0.18)
Less Distributions:
   Distribution from Net Investment Income .......................     (0.02)       (0.02)
   Distribution from Net Realized Gains on Investments ...........     (0.21)
   Distribution from Capital Paid-in .............................                                 (0.01)
                                                                     -------      -------        -------
   Total Distributions ...........................................     (0.23)       (0.02)         (0.01)
                                                                     -------      -------        -------
Net Assets Value at End of Period ................................   $ 10.07      $  7.82        $  9.81
                                                                     =======      =======        =======
Total Investment Return(b) .......................................     31.74%      (19.99)%        (1.85)%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .............      1.10%(e)     1.07%(e)       1.10%(d)(e)
   Ratio of Net Investment Income (Loss) to Average Net Assets ...     (0.12)%       0.10%         (0.16)%(d)
   Portfolio Turnover Rate .......................................    115.75%       98.91%         37.76%(c)
Net Assets End of Period (000s Omitted) ..........................   $34,818      $22,670        $29,873

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been 1.25%, 1.35%, and 1.19% for the years ended December 31, 2003, 2002, and 2001, respectively.

(f) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.

(g)  Commencement of investment operations.

(h)  Amount is less than $0.01.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2003
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                        Market
                  Name of Issuer                             Shares     Value
                  --------------                             -------   -------
                                                                       (000's)
COMMON STOCK
Biotechnology - 17.9%
   Abgenix, Inc. * .......................................    20,900   $   260
   Applera Corp. - Celera Genomics Group * ...............    53,400       743
   Cephalon, Inc. * ......................................     9,300       450
   Connetics Corp. * .....................................     7,372       134
   CV Therapeutics, Inc. * ...............................    19,200       281
   Exelixis, Inc. * ......................................    42,500       301
   Genzyme Corp. * .......................................    27,998     1,381
   Gilead Sciences, Inc. * ...............................    10,400       605
   Human Genome Sciences, Inc. * .........................    18,700       248
   ILEX Oncology, Inc. * .................................     9,300       198
   Millennium Pharmaceuticals, Inc. * ....................    25,300       472
   Regeneron Pharmaceuticals * ...........................    13,200       194
   Serono SA .............................................     1,137       811
   Vertex Pharmaceuticals, Inc. * ........................    11,800       121
   Zymogenetics, Inc. * ..................................     1,500        23
                                                                       -------
                                                                         6,222
Chemicals - 1.0%
   Takeda Chemical Industries * ..........................     8,500       337

Health Care Equipment & Supplies - 13.7%
   Baxter International, Inc .............................    24,580       750
   Bayer AG * ............................................    10,100       296
   Beckman Coulter, Inc ..................................    11,200       569
   Becton, Dickinson & Co. * .............................    17,900       736
   CTI Molecular Imaging, Inc ............................    10,700       181
   Edwards Lifesciences Corp. * ..........................    15,100       454
   Guidant Corp ..........................................    17,313     1,042
   Nobel Biocare * .......................................       100         7
   Olympus Optical Co. * .................................    17,000       369
   Viasys Healthcare, Inc. * .............................    17,900       369
                                                                       -------
                                                                         4,773

Health Care Providers & Services - 10.0%
   Aetna US Healthcare, Inc. * ...........................     4,700       318
   Anthem, Inc. * ........................................    11,917       894
   Cardinal Health, Inc. * ...............................    12,122       741
   Gambro - Ser. A * .....................................    49,360       408
   Laboratory Corporation of America
     Holdings * ..........................................     8,140       301
   McKesson HBOC, Inc ....................................    26,100       839
                                                                       -------
                                                                         3,501

Pharmaceuticals - 54.6%
   Abbott Laboratories * .................................    42,434     1,977
   Amylin Pharmaceuticals, Inc. * ........................    12,900       287
   Ariad Pharmaceuticals, Inc. * .........................     2,800        21
   AstraZeneca Group plc * ...............................    10,779       516
   AstraZeneca Group plc - ADR ...........................    36,434     1,763
   Atherogenics, Inc. * ..................................    14,100       211
   AVENTIS - ADR .........................................    21,900     1,451
   Chugai Pharmaceutical Co., Ltd. * .....................    23,200       334
   Eisai Co. Ltd. * ......................................    25,300       682
   Elan Corp. plc - ADR * ................................    47,600       328

   Eli Lilly & Co. * .....................................    20,827   $ 1,465
   Forest Laboratories, Inc. * ...........................    11,200       692
   Fujisawa Pharmeceutical Co., Ltd. * ...................    26,000       555
   King Pharmaceuticals, Inc. * ..........................    30,100       459
   Medco Health Solutions, Inc. * ........................    37,300     1,268
   Medicinesco ...........................................    17,300       510
   Novartis AG ...........................................    30,615     1,389
   OSI Pharmaceuticals, Inc. * ...........................     4,100       132
   Schering AG * .........................................     9,900       501
   Schering-Plough Corp. * ...............................   126,300     2,196
   Shionogi & Co., Ltd. * ................................    35,000       652
   Watson Pharmaceuticals, Inc. * ........................     7,900       363
   Wyeth * ...............................................    29,395     1,248
                                                                       -------
                                                                        19,000

Software - 0.3%
   Cerner Corp. * ........................................     3,300       125
                                                                       -------
         TOTAL COMMON STOCK- .............................      97.5%   33,958

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
SHORT-TERM INVESTMENTS - 3.8%
   Investment in joint trading account (Note B)
   1.061% due 01/02/04 ...............................       $ 1,300      1,300
                                                             -------   --------
               TOTAL INVESTMENTS- ....................         101.3%    35,258
         Payables, less cash and receivables- ........          (1.3)%     (440)
                                                             -------   --------
                  NET ASSETS- ........................         100.0%  $ 34,818
                                                             =======   ========

* Non-income producing security.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Health Sciences Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Mortgage Int. Networking, 0.98%, due 01/02/04        $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
   Joint Trading Account Totals                      $385,633
                                                     ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $387                    1.76%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES-Continued

currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $184, $3,104 and $900 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred approximately $107 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2004.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $11. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $250 Million   $250 Million
------------------   ------------
      1.00%              0.95%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $41 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LPP, with respect to the Fund. Wellington Management Company, LPP is an affiliate of John Hancock, and under its supervision,

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D-INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $35,298           $30,881

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $30,629       $4,837         $(208)          $4,629

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--            $4,188          $4,629

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $72                     $--                  $719
2002           56                      --                    --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                   Disinterested Trustees

                                           Positions Held                Principal Occupation(s)
Name, Address and Age                        With Trust                  During Past Five Years
--------------------------------   ----------------------------    -----------------------------------
Elizabeth G. Cook (age 66)                     Trustee             Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                   Farber Cancer Institute; President,
Trust I                                                            The Advertising Club of Greater
John Hancock Place                                                 Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                      Trustee             Executive Director, Massachusetts
c/o John Hancock Variable Series                                   Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                       Disinterested Trustees--Continued

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                 During Past Five Years
--------------------------------   ----------------------------    --------------------------------
Robert Verdonck (age 58)                       Trustee             President and Chief
c/o John Hancock Variable Series                                   Executive Officer, East Boston
Trust I                                                            Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee             Associate Professor and Graduate
c/o John Hancock Variable Series                                   Dean, The Graduate School of the
Trust I                                                            Wallace G. Carroll School of
John Hancock Place                                                 Management, Boston College
Boston, Massachusetts 02117

             Trustees Affiliated with the Trust and Officers of the Trust

                                           Positions Held                Principal Occupation(s)
Name, Address and Age                        With Trust                  During Past Five Years
--------------------------------   ----------------------------    -----------------------------------
Michele G. Van Leer* (age 46)           Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice Chairman,
                                                                   President & Director, John Hancock
                                                                   Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)        Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                           and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice President
                                                                   Corporate Communications, John
                                                                   Hancock Life Insurance Company

Jude A. Curtis (age 45)                  Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                 Compliance Officer, John Hancock
Boston, Massachusetts 02117                                        Life Insurance Company; formerly
                                                                   Second Vice President and Counsel,
                                                                   Office of Business Conduct; John
                                                                   Hancock Life Insurance Company;
                                                                   formerly a Partner at Hale and Dorr
                                                                   LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
---------------------------        ----------------------------    -----------------------------------
Janet Wang (age 35)                Assistant Compliance Officer    Compliance Specialist, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer             Director of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary             Director, Product & Market
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary        Senior Counsel, Law Department,
John Hancock Place                                                 John Hancock Life Insurance
Boston, Massachusetts 02117                                        company; formerly Vice President,
                                                                   General Counsel and Secretary,
                                                                   First Variable Life Insurance
                                                                   Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Health Sciences Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Health Sciences Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
High Yield Bond Fund
Wellington Management Company, LLP                                Earl E. McEvoy
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 16.51%, underperforming its benchmarks, the
     Lehman Brothers High Yield Index and the Lehman Brothers High Yield B/BB Bond Index.

..    The Fund's benchmark is being modified to the Lehman Brothers High Yield
     B/BB Bond Index since it represents a better match with the Fund's strategy that emphasizes the upper tier portion of the high yield market. This benchmark change will not result in any change in the manager's approach but will provide a more appropriate index for tracking relative performance.

..    The Fund underperformed both benchmarks primarily due to unfavorable sector allocation decisions, with security selection also detracting.

..    Sector allocation decisions detracted from relative performance most significantly within the utility, health care and wireline sectors. The Fund's modest exposure to cash exposure also detracted.

..    The Fund's exposure to the Consumer Discretionary sector contributed the most to absolute performance. On an individual name basis, investments in AES (Utilities) and Nextel Communications (Telecommunications Services) were top drivers of absolute returns. Healthsouth (Health Care) and Air Canada (Transportation) detracted the most from absolute Fund returns.

..    The manager employs rigorous bottom-up fundamental research, 100% of which is conducted in-house. The manager continues to focus on capturing the attractive yields currently available in the high yield market, while minimizing credit losses, and focuses on the upper tier of the high yield market.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)
                                                             Lehman Brothers
                                      Lehman Brothers          High Yield
             High Yield Bond Fund   High Yield Bond Index   B/BB Bond Index (1)
             --------------------   ---------------------   -------------------
 4/30/1998         10,000.00              10,000.00               10,000.00
 5/31/1998          9,987.31              10,035.00               10,049.00
 6/30/1998         10,027.82              10,071.13               10,098.24
 7/31/1998         10,075.24              10,128.53               10,147.72
 8/31/1998          9,309.43               9,569.44                9,684.99
 9/30/1998          9,280.19               9,612.50                9,789.56
10/31/1998          9,120.03               9,415.44                9,619.24
11/30/1998          9,801.83               9,806.18                9,962.65
12/31/1998          9,702.20               9,816.97               10,002.50
 1/31/1999          9,818.61               9,962.26               10,139.64
 2/28/1999          9,884.14               9,903.48               10,067.55
 3/31/1999         10,061.52               9,997.57               10,150.10
 4/30/1999         10,214.22              10,191.52               10,303.37
 5/31/1999          9,992.19              10,053.93               10,152.94
 6/30/1999          9,989.47              10,032.82               10,125.53
 7/31/1999          9,993.43              10,072.95               10,153.88
 8/31/1999          9,924.64               9,961.14               10,058.43
 9/30/1999          9,874.20               9,889.42               10,043.34
10/31/1999          9,806.38               9,824.15                9,996.14
11/30/1999         10,089.82               9,940.08               10,121.09
12/31/1999         10,199.91              10,051.41               10,231.41
 1/31/2000         10,132.31              10,008.19               10,167.97
 2/29/2000         10,123.13              10,027.20               10,182.21
 3/31/2000          9,876.13               9,816.63                9,995.88
 4/30/2000          9,945.34               9,832.34               10,009.87
 5/31/2000          9,777.19               9,731.06                9,957.82
 6/30/2000         10,006.87               9,929.58               10,183.86
 7/31/2000         10,121.22              10,005.04               10,280.61
 8/31/2000         10,203.41              10,073.08               10,387.53
 9/30/2000          9,974.55               9,985.44               10,302.35
10/31/2000          9,577.98               9,665.91               10,036.55
11/30/2000          9,016.41               9,283.14                9,729.43
12/31/2000          9,096.94               9,462.30                9,952.23
 1/31/2001          9,829.10              10,171.03               10,601.12
 2/28/2001         10,014.56              10,306.30               10,732.57
 3/31/2001          9,866.19              10,063.07               10,556.56
 4/30/2001          9,755.62               9,938.29               10,495.33
 5/31/2001          9,951.58              10,117.18               10,663.26
 6/30/2001          9,581.92               9,833.90               10,429.73
 7/31/2001          9,725.16               9,978.46               10,579.92
 8/31/2001          9,796.45              10,096.20               10,694.18
 9/30/2001          8,865.46               9,417.74               10,064.29
10/31/2001          9,025.98               9,650.36               10,375.28
11/30/2001          9,357.65              10,002.59               10,730.12
12/31/2001          9,291.13               9,961.58               10,679.68
 1/31/2002          9,363.70              10,031.31               10,754.44
 2/28/2002          9,264.91               9,890.88               10,658.73
 3/31/2002          9,532.73              10,129.25               10,880.43
 4/30/2002          9,707.19              10,291.31               11,007.73
 5/31/2002          9,631.01              10,237.80               10,989.02
 6/30/2002          8,874.13               9,483.27               10,221.98
 7/31/2002          8,388.51               9,068.85                9,814.13
 8/31/2002          8,491.61               9,327.32               10,171.36
 9/30/2002          8,214.41               9,205.13               10,040.15
10/31/2002          8,224.28               9,125.04                9,939.75
11/30/2002          8,825.18               9,689.88               10,534.15
12/31/2002          8,871.56               9,825.54               10,644.75
 1/31/2003          9,005.59              10,152.73               10,915.13
 2/28/2003          9,108.56              10,277.61               11,023.19
 3/31/2003          9,244.00              10,573.61               11,291.05
 4/30/2003          9,587.87              11,200.62               11,827.38
 5/31/2003          9,575.93              11,315.99               11,906.62
 6/30/2003          9,761.58              11,641.89               12,198.33
 7/31/2003          9,599.92              11,513.83               12,054.39
 8/31/2003          9,656.72              11,646.24               12,161.68
 9/30/2003          9,874.49              11,964.18               12,469.37
10/31/2003         10,030.44              12,205.86               12,691.32
11/30/2003         10,127.51              12,391.39               12,871.54
12/31/2003         10,335.85              12,671.43               13,119.96

Value on 12/31/03:
------------------
$10,336 High Yield Bond Fund
$12,671 Lehman Brothers High Yield Bond Index
$13,120 Lehman Brothers High Yield B/BB Bond Index (1)

MORNINGSTAR
CATEGORY+:

..    High Yield Bond

MORNINGSTAR
RISK+:

..    High (VL/VUL)
..    High (VA)

MORNINGSTAR
RATING+:

..    **(VL/VUL)
..    *(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
Tyco International Group SA         1.7%
Nextel Communications, Inc.         1.7%
Rogers Wireless, Inc.               1.6%
CSC Holdings, Inc.                  1.6%
Allied Waste North America, Inc.    1.6%
Host Marriott LP                    1.5%
Xerox Corp.                         1.4%
HCA, Inc.                           1.4%
Lyondell Chemical Co.               1.3%
Georgia Pacific Corp.               1.3%

AVERAGE ANNUAL TOTAL RETURNS*

                                        Lehman Brothers   Lehman Brothers
                           High Yield      High Yield     High Yield B/BB
                            Bond Fund      Bond Index      Bond Index(1)
                           ----------   ---------------   ---------------
1 Year                       16.51%          28.96%            23.25%
3 Years                       4.35           10.22              9.65
5 Years                       1.27            5.24              5.58
Since Inception (5/1/98)      0.58            4.27              4.91

FUND COMPOSITION (as of December 31, 2003)(2)

                          % of
Credit Quality           Assets
----------------------   ------
BBB                        1.00%
BB                        42.80%
B                         56.30%
Weighted Average Yield     6.60%

(1) Lehman Brothers High Yield B/BB Bond Index: represents a 50% Lehman Brothers B Index and 50% Lehman Brothers BB Index which is equivalent to the upper tier portions of the Lehman Brothers High Yield Bond Index.

(2)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with investing in high yield bonds, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts. VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 288 VL/VUL subaccounts and 467 VA subaccounts in the Morningstar High Yield Bond category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 87,623
Net unrealized appreciation of investments .........................      5,315
Short-term investments at value ....................................      2,294
                                                                       --------
      Total investments ............................................     95,232
Cash ...............................................................        204
Receivable for:
   Investments sold ................................................         15
   Fund shares sold ................................................         62
   Interest ........................................................      2,006
                                                                       --------
Total assets .......................................................     97,519

LIABILITIES
Payables for:
   Investments purchased ...........................................        486
   Other liabilities ...............................................         17
                                                                       --------
Total liabilities ..................................................        503
                                                                       --------
Net assets .........................................................   $ 97,016
                                                                       ========
Shares of beneficial interest outstanding ..........................     15,115
                                                                       --------
Net asset value per share ..........................................   $   6.42
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $108,741
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (17,040)
   Net unrealized appreciation of investments ......................      5,315
                                                                       --------
Net assets .........................................................   $ 97,016
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $ 6,106

EXPENSES
   Investment advisory fee ..........................................       633
   Auditors fees ....................................................        10
   Custodian fees ...................................................        89
   Legal fees .......................................................         5
   Printing & mailing fees ..........................................         6
   Trustees' fees ...................................................         2
   Other fees .......................................................         5
                                                                        -------
Total expenses ......................................................       750
   Less expenses reimbursed .........................................       (38)
                                                                        -------
Net expenses ........................................................       712
                                                                        -------
Net investment income ...............................................     5,394
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments .................................      (724)
   Change in unrealized appreciation on investments .................     7,272
                                                                        -------
Net realized and unrealized gain ....................................     6,548
                                                                        -------
Net increase in net assets resulting from operations ................   $11,942
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                   Year Ended     Year Ended
                                                                  December 31,   December 31,
                                                                      2003           2002
                                                                  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ......................................     $  5,394       $  5,710
   Net realized loss ..........................................         (724)       (13,393)
   Change in net unrealized appreciation ......................        7,272          5,078
                                                                    --------       --------
      Net increase (decrease) in net assets resulting from
         operations ...........................................       11,942         (2,605)
Distributions to shareholders from:
   Net investment income ......................................       (5,404)        (5,697)
   Realized gains .............................................         (249)
                                                                    --------       --------
      Decrease in net assets resulting from distributions .....       (5,653)        (5,697)
From fund share transactions:
   Proceeds from shares sold ..................................      109,079         68,950
   Distributions reinvested ...................................        5,653          5,697
   Payment for shares redeemed ................................      (84,786)       (56,838)
                                                                    --------       --------
      Increase in net assets from fund share transactions .....       29,946         17,809
                                                                    --------       --------
NET INCREASE IN NET ASSETS ....................................       36,235          9,507

NET ASSETS
   Beginning of Period ........................................       60,781         51,274
                                                                    --------       --------
   End of Period ..............................................     $ 97,016       $ 60,781
                                                                    ========       ========
Analysis of fund share transactions:
   Sold .......................................................       17,586         11,198
   Reinvested .................................................          909            919
   Redeemed ...................................................      (13,667)        (9,337)
                                                                    --------       --------
Net increase in fund shares outstanding .......................        4,828          2,780
                                                                    ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                               High Yield Bond Fund
                                                             --------------------------------------------------------
                                                                               Year Ended December 31,
                                                             --------------------------------------------------------
                                                               2003        2002        2001        2000         1999
                                                             -------     -------     -------     --------     -------
Net Assets Value at Beginning of Period ..................   $  5.91     $  6.83     $  7.33     $   8.99     $  9.23
Income from Investment Operations:
   Net Investment Income .................................      0.42        0.57        0.73         0.73        0.72
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .....................................      0.53       (0.87)      (0.55)       (1.65)      (0.26)
                                                             -------     -------     -------     --------     -------
   Total From Investment Operations ......................      0.95       (0.30)       0.18        (0.92)       0.46
Less Distributions:
   Distribution from Net Investment Income ...............     (0.42)      (0.62)      (0.68)       (0.74)      (0.70)
   Distribution from Net Realized Gains on Investments ...     (0.02)
                                                             -------     -------     -------     --------     -------
   Total Distributions ...................................     (0.44)      (0.62)      (0.68)       (0.74)      (0.70)
                                                             -------     -------     -------     --------     -------
Net Assets Value at End of Period ........................   $  6.42     $  5.91     $  6.83     $   7.33     $  8.99
                                                             =======     =======     =======     ========     =======
Total Investment Return(b) ...............................     16.51%      (4.51)%      2.13%      (10.81)%      5.13%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....      0.90%(c)    0.90%(c)    0.80%(c)     0.75%(c)    0.80%(c)
   Ratio of Net Investment Income to Average Net Assets ..      6.81%       9.84%      10.39%(d)     8.88%       7.94%
   Portfolio Turnover Rate ...............................     47.82%      89.30%      32.50%       21.94%      38.62%
Net Assets End of Period (000s Omitted) ..................   $97,016     $60,781     $51,274     $ 25,978     $19,921

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .95%, .96%, .90%, .87%, and 1.04%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the years ended December 31, 2001.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                 Name of Issuer                               Value     Value
                 --------------                              -------   -------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.4%
   Alliant Techsystems, Inc. - Sr. Sub. Notes
      8.5% due 05/15/11 ..................................     $ 95     $  105
   K & F Industries, Inc. - Sr. Notes Ser. B
      9.625% due 12/15/10 ................................      435        487
   Sequa Corp.
      9.0% due 08/01/09 ..................................      275        302
   Sequa Corp. - Sr. Notes
      8.875% due 04/01/08 ................................      460        499
                                                                        ------
                                                                         1,393
Airlines - 0.9%
   American Airlines, Inc. - Certs.
      7.024% due 04/15/11 ................................      130        130
   Continental Airlines - Ser. 1997-4 Cl. 4A
      6.9% due 01/02/18 ..................................       97         95
   Continental Airlines, Inc. - Ser. 1999-2 Cl. A2
      7.056% due 09/15/09 ................................      170        173
   Delta Air Lines, Inc. - Notes
      7.9% due 12/15/09 ..................................      435        357
   Northwest Airlines - Ser. 2001 Cl. 1A2
      6.841% due 10/01/12 ................................       70         69
                                                                        ------
                                                                           824
Auto Components - 3.2%
   CSK Auto, Inc. - Sr. Notes
      12.0% due 06/15/06 .................................      190        218
   Dana Corp. - Notes
      9.0% due 08/15/11 ..................................      715        862
   Delco Remy International, Inc. - Sr. Notes
      8.625% due 12/15/07 ................................       30         30
   Dura Operating Corp. - Sr. Sub. Notes
      9.0% due 05/01/09 ..................................      425        425
   Goodyear Tire & Rubber Co. - Notes
      7.857% due 08/15/11 ................................      205        179
      8.5% due 03/15/07 ..................................       95         91
   Lear Corp. - Ser. B
      8.11% due 05/15/09 .................................      515        606
   TRW, Inc. - Sr. Notes
      9.375% due 02/15/13 ................................      365        418
   Visteon Corp.
      8.25% due 08/01/10 .................................      215        241
                                                                        ------
                                                                         3,070
Automobiles - 0.5%
   Navistar International - Sr. Sub Notes Ser. B
      8.0% due 02/01/08 ..................................      155        160
   Navistar International Corp., Inc. - Sr. Notes
      Ser. B
      9.375% due 06/01/06 ................................      100        110
   United Rentals North America, Inc. - Sr. Notes
      10.75% due 04/15/08 ................................      195        219
                                                                        ------
                                                                           489
Banks - 0.6%
   Chevy Chase Bank - Sub. Debs.
      6.875% due 12/01/13 ................................     $170     $  174
   Chevy Chase Savings Bank - Debs.
      9.25% due 12/01/08 .................................      135        138
   Western Financial Bank - Sub. Debs.
      9.625% due 05/15/12 ................................      255        284
                                                                        ------
                                                                           596
Beverages - 0.7%
   Constellation Brands, Inc. - Sr. Sub. Notes
      8.125% due 01/15/12 ................................      595        659

Building Products - 0.2%
   Koppers Inc., Pennsylvania
      9.875% due 10/15/13 ................................      170        188
   Nortek, Inc. - Sr. Sub. Notes Ser. B
      9.875% due 06/15/11 ................................       25         27
                                                                        ------
                                                                           215
Chemicals - 4.8%
   Acetex Corp. - Sr. Notes
      10.875% due 08/01/09 ...............................       75         83
   Airgas, Inc. - Sr. Sub. Notes
      9.125% due 10/01/11 ................................      335        377
   FMC Corp. - Sr. Sec. Notes
      10.25% due 11/01/09 ................................       50         58
   Hercules, Inc. - Sr. Notes
      11.125% due 11/15/07 ...............................      200        240
   IMC Global, Inc. - Debs.
      6.875% due 07/15/07 ................................      290        281
   IMC Global, Inc. - Sr. Notes 144A (a)
      10.875% due 08/01/13 ...............................      470        515
   Kraton Polymers LLC - Sr. Sub. Notes 144A (a)
      8.125% due 01/15/14 ................................       55         57
   Lyondell Chemical Co.
      9.875% due 05/01/07 ................................      330        348
   Lyondell Chemical Co. - Notes Ser. A
      9.625% due 05/01/07 ................................      800        844
   METHANEX Corp. - Sr. Notes
      8.75% due 08/15/12 .................................      255        283
   Millenium America, Inc. - Sr. Notes
      9.25% due 06/15/08 .................................       95        104
   NALCO Co. - Sr. Notes 144A (a)
      7.75% due 11/15/11 .................................      180        193
   NOVA Chemicals Corp. - Notes
      7.0% due 05/15/06 ..................................      210        222
   Noveon, Inc. - Sr. Sub. Notes Ser. B
      11.0% due 02/28/11 .................................      490        568
   Omnova Solutions, Inc. - Sr. Notes 144A (a)
      11.25% due 06/01/10 ................................      205        227
   Union Carbide Chemicals & Plastics
      7.875% due 04/01/23 ................................       55         50

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                Par      Market
                        Name of Issuer                         Value      Value
                        --------------                        -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Chemicals - Continued
   Union Carbide Corp. - Debs.
      6.79% due 06/01/25 ..................................    $  180    $  175
                                                                         ------
                                                                          4,625
Commercial Services & Supplies - 6.6%
   Allied Waste North America, Inc. - Sr. Notes
      8.5% due 12/01/08 ...................................       965     1,071
      8.875% due 04/01/08 .................................       355       396
   Armkel LLC - Sr. Sub. Notes
      9.5% due 08/15/09 ...................................       230       253
   Horton, Inc. - Sr. Sub. Notes
      9.375% due 03/15/11 .................................       370       420
   Iron Mountain, Inc. - Sr. Sub. Notes
      8.625% due 04/01/13 .................................       130       141
   Iron Mountain, Inc. Delaware - Sr. Sub. Notes
      8.25% due 07/01/11 ..................................       205       213
   Iron Mountain, Inc. Pennsylvania - Sr. Sub.
      Notes
      7.75% due 01/15/15 ..................................       600       632
   Kinetic Concepts, Inc. - Sr. Sub Notes 144A (a)
      7.375% due 05/15/13 .................................        60        63
   Magnum Hunter Resources, Inc. - Sr. Notes
      9.6% due 03/15/12 ...................................        75        85
   Mail Welli Corp. - Sr. Notes
      9.625% due 03/15/12 .................................       145       161
   R.H. Donnelly Financial Corp. - Sr. Notes
      8.875% due 12/15/10 .................................        90       101
   Ryland Group, Inc. - Sr. Sub. Notes
      9.125% due 06/15/11 .................................       345       397
   Service Corp. International - Notes
      7.7% due 04/15/09 ...................................       200       213
   Tyco International Group SA - Notes
      6.125% due 01/15/09 .................................       225       241
      6.375% due 02/15/06 .................................       110       117
      6.75% due 02/15/11 ..................................       405       442
   Tyco International Group SA - Sr. Notes
      6.375% due 10/15/11 .................................       740       790
   United Rentals North America, Inc. - Sr. Sub.
      Notes 144A (a)
      7.75% due 11/15/13 ..................................       175       180
   Westinghouse Air Brake Co. - Sr. Notes
      144A (a)
      6.875% due 07/31/13 .................................       435       450
                                                                         ------
                                                                          6,366
Communications Equipment - 1.5%
   Avaya, Inc. - Sr. Sec. Notes
      11.125% due 04/01/09 ................................       550       638
   L3 Communications Corp. - Sr. Sub. Notes
      6.125% due 07/15/13 .................................       270       271
   Nortel Networks, Ltd. - Notes
      6.125% due 02/15/06 .................................       200       203
   Radiologix, Inc. - Sr. Notes
      10.5% due 12/15/08 ..................................    $  370    $  370
                                                                         ------
                                                                          1,482
Computers & Peripherals - 1.1%
   Unisys Corp. - Sr. Notes
      6.875% due 03/15/10 .................................     1,015     1,091

Construction & Engineering - 2.0%
   American Standard Cos., Inc.
      7.375% due 02/01/08 .................................       660       729
      7.625% due 02/15/10 .................................       305       345
   Beazer Homes USA, Inc. - Sr. Notes
      8.375% due 04/15/12 .................................       140       154
      8.625% due 05/15/11 .................................       505       556
   Standard Pacific Corp. - Sr. Notes
      6.875% due 05/15/11 .................................       110       113
                                                                         ------
                                                                          1,897
Construction Materials - 0.6%
   Toll Brothers, Inc.
      8.25% due 02/01/11 ..................................       450       495
   Toll Corp. - Sr. Sub. Notes
      8.25% due 12/01/11 ..................................        65        72
                                                                         ------
                                                                            567
Consumer Staples - 0.0%
   Bombadier Recreational Products - Sr. Sub.
      Notes 144A (a)
      8.375% due 12/15/13 .................................        25        26

Containers & Packaging - 3.0%
   Anchor Glass Container Corp. - Sr. Notes Ser. B
      11.0% due 02/15/13 ..................................        90       104
   Ball Corp. - Sr. Notes
      7.75% due 08/01/06 ..................................       360       389
   Graphic Packaging International, Inc. - Sr. Notes
      144A (a)
      8.5% due 08/15/11 ...................................        75        83
   Greif Bros. Corp. - Sr. Sub. Notes
      8.875% due 08/01/12 .................................        25        28
   Owens Brockway Glass Container - Sr. Notes
      144A (a)
      8.75% due 11/15/12 ..................................       160       178
   Owens Brockway Glass Container - Sr. Sec.
      Notes
      7.75% due 05/15/11 ..................................       415       445
   Owens Illinois, Inc.
      7.15% due 05/15/05 ..................................       480       494
   Owens Illinois, Inc. - Debs.
      7.5% due 05/15/10 ...................................       290       296
   Stone Container Corp. - Sr. Notes
      9.25% due 02/01/08 ..................................       200       220
      9.75% due 02/01/11 ..................................       525       580

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                     Name of Issuer                           Value      Value
                     --------------                          -------    -------
                                                             (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Containers & Packaging - Continued
   Tekni Plex, Inc. - Sr. Sec. Notes 144A (a)
      8.75% due 11/15/13 .................................    $   60    $   62
                                                                        ------
                                                                         2,879
Diversified Financials - 1.4%
   Accident Escrow Corp. - Sr. Notes 144A (a)
      10.0% due 08/01/11 .................................       380       422
   Bowater Canada Finance Corp. - Notes
      7.95% due 11/15/11 .................................       210       222
   CBRE Escrow, Inc. - Sr. Notes 144A (a)
      9.75% due 05/15/10 .................................       320       355
   Fairfax Financial Holdings, Ltd.
      6.875% due 04/15/08 ................................        15        15
   Fairfax Financial Holdings, Ltd. - Notes
      7.375% due 03/15/06 ................................       150       151
   MDP Acquisitions plc - Sr. Notes
      9.625% due 10/01/12 ................................       115       129
   NMHG Holding Co. - Sr. Notes
      10.0% due 05/15/09 .................................        65        72
   Von Hoffmann Corp. - Sr. Notes
      10.25% due 03/15/09 ................................        15        16
                                                                        ------
                                                                         1,382
Diversified Telecommunication Services - 5.8%
   Alaska Communications Systems - Sr. Notes
      144A (a)
      9.875% due 08/15/11 ................................       400       420
   Fairpoint Communications, Inc. - Sr. Notes
      11.875% due 03/01/10 ...............................       180       211
   GCI, Inc. - Sr. Notes
      9.75% due 08/01/07 .................................       390       401
   Insight Midwest LP Capital, Inc. - Sr. Notes
      10.5% due 11/01/10 .................................       845       917
   MasTec, Inc. - Sr. Sub. Notes
      7.75% due 02/01/08 .................................       410       416
   Nextel Communications, Inc. - Sr. Notes
      6.875% due 10/31/13 ................................       115       121
      9.375% due 11/15/09 ................................       195       212
   Nextel Communications, Inc. - Sr. Sec. Notes
      9.5% due 02/01/11 ..................................     1,065     1,206
   Qwest Corp. - Notes 144A (a)
      8.875% due 03/15/12 ................................       940     1,076
   Triton PCS, Inc. - Sr. Notes
      8.5% due 06/01/13 ..................................       400       430
   Triton PCS, Inc. - Sr. Sub. Notes
      8.75% due 11/15/11 .................................        55        54
      9.375% due 02/01/11 ................................       125       127
                                                                        ------
                                                                         5,591
Electric Utilities - 2.8%
   AES Corp. - Sr. Notes
      8.875% due 02/15/11 ................................       435       474
   AES Corp. Sr. Sec. Notes 144A (a)
      9.0% due 05/15/15 ..................................       130       147
   Avista Corp. - Sr. Notes
      9.75% due 06/01/08 .................................    $1,015    $1,183
   CMS Energy Corp. - Notes
      8.9% due 07/15/08 ..................................       210       228
   CMS Energy Corp. - Sr. Notes
      7.5% due 01/15/09 ..................................        65        68
      8.5% due 04/15/11 ..................................       535       578
   CMS Energy Corp. - Sub. Notes
      7.625% due 11/15/04 ................................        40        41
                                                                        ------
                                                                         2,719
Electric/Gas - 1.3%
   Nevada Power Co. - Notes Ser. E
      10.875% due 10/15/09 ...............................        55        63
   Nevada Power Co. - Notes Ser. G 144A (a)
      9.0% due 08/15/13 ..................................       340       376
   TNP Enterprises, Inc. - Sr. Sub. Notes
      10.25% due 04/01/10 ................................        10        11
   Western Resources, Inc.
      7.125% due 08/01/09 ................................       535       573
   Western Resources, Inc. - Sr. Notes
      9.75% due 05/01/07 .................................       230       265
                                                                        ------
                                                                         1,288
Electrical Equipment - 0.1%
   Thomas & Betts Corp. - Notes
      7.25% due 06/01/13 .................................        65        67
   Wesco Distribution, Inc. - Ser. B
      9.125% due 06/01/08 ................................        50        51
                                                                        ------
                                                                           118
Electronic Equipment & Instruments - 2.1%
   Fisher Scientific International, Inc. - Sr. Sub.
      Notes
      8.125% due 05/01/12 ................................       578       620
   Sanmina SCI Corp. - Sr. Sec. Notes
      10.375% due 01/15/10 ...............................       560       655
   Solectron Corp. - Sr. Notes
      9.625% due 02/15/09 ................................       605       675
   SPX Corp. - Sr. Notes
      7.5% due 01/01/13 ..................................        85        92
                                                                        ------
                                                                         2,042
Energy Equipment & Services - 0.9%
   ANR Pipeline Co. - Sr. Notes
      8.875% due 03/15/10 ................................       400       450
   Dynegy, Inc. - Sr. Sec. Notes 144A (a)
      10.125% due 07/15/13 ...............................       270       311
   Massey Energy Corp. - Notes
      6.95% due 03/01/07 .................................       120       122
                                                                        ------
                                                                           883
Finance - 1.3%
   Arch Western Finance LLC - Sr. Notes 144A (a)
      6.75% due 07/01/13 .................................       230       236

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value      Value
                    --------------                           -------    -------
                                                             (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Finance - Continued
   Couche Tard U.S. - Sr. Sub. Notes 144A (a)
      7.5% due 12/15/13 ..................................    $   50    $   53
   Crown European Holdings SA - Sr. Sec. Notes
      9.5% due 03/01/11 ..................................       195       220
   Hampshire Donnelly Finance Corp. - Sr. Sub.
      Notes 144A (a)
      10.875% due 12/15/12 ...............................       125       148
   Moore North America Finance, Inc. - Sr. Notes
      144A (a)
      7.875% due 01/15/11 ................................       340       384
   RH Donnelley Finance - Sr. Notes 144A (a)
      8.875% due 12/15/10 ................................        60        68
   Ucar Finance, Inc. - Sr. Notes
      10.25% due 02/15/12 ................................       170       191
                                                                        ------
                                                                         1,300
Food & Drug Retailing - 1.6%
   Pathmark Stores, Inc. - Sr. Sub. Notes
      8.75% due 02/01/12 .................................        60        62
   Rite Aid Corp. - Sr. Sec. Notes
      8.125% due 05/01/10 ................................       180       194
   Rite Aid Corp. Sr. Notes
      9.5% due 02/15/11 ..................................       440       496
   Winn Dixie Stores, Inc. - Sr. Notes
      8.875% due 04/01/08 ................................       775       785
                                                                        ------
                                                                         1,537
Food Products - 0.8%
   Dole Food, Inc. - Sr. Notes
      8.875% due 03/15/11 ................................       600       656
   United Agricultural Products, Inc. - Sr. Notes
      144A (a)
      8.25% due 12/15/11 .................................        85        87
                                                                        ------
                                                                           743
Gas Utilities - 1.6%
   Semco Energy, Inc. - Sr. Notes
      7.125% due 05/15/08 ................................       165       172
      7.75% due 05/15/13 .................................        40        42
   Semco Energy, Inc. - Sr. Notes 144A (a)
      7.75% due 05/15/13 .................................        20        21
   Southern Natural Gas Co. - Sr. Notes
      8.875% due 03/15/10 ................................       370       415
   Williams Cos, Inc. - Notes
      7.125% due 09/01/11 ................................       285       303
      8.125% due 03/15/12 ................................       115       129
   Williams Cos, Inc. - Sr. Notes
      8.625% due 06/01/10 ................................       430       487
                                                                        ------
                                                                         1,569
Health Care Equipment & Supplies - 2.5%
   Advanced Medium Optics, Inc. - Sr. Sub. Notes
      9.25% due 07/15/10 .................................        28        31
   Alaris Medical Systems, Inc. - Sr. Notes
      7.25% due 07/01/11 .................................    $  260    $  268
   AmeriSource Bergen Corp. - Sr. Notes
      7.25% due 11/15/12 .................................       430       462
      8.125% due 09/01/08 ................................       140       158
   Apogent Technologies, Inc. - Sr. Sub. Notes
      6.5% due 05/15/13 ..................................       610       635
   Bio Rad Laboratories, Inc. - Sr. Sub. Notes
      7.5% due 08/15/13 ..................................        80        88
   Neighborcare, Inc. - Sr. Sub. Notes 144A (a)
      6.875% due 11/15/13 ................................       230       233
   Owens & Minor
      8.5% due 07/15/11 ..................................       445       488
   Sybron Dental Specialties, Inc. - Sr. Sub. Notes
      8.125% due 06/15/12 ................................        75        82
                                                                        ------
                                                                         2,445
Health Care Providers & Services - 4.4%
   Beverly Enterprises, Inc. - Sr. Notes
      9.625% due 04/15/09 ................................       715       790
   Coventry Health Care, Inc. - Sr. Notes
      8.125% due 02/15/12 ................................       395       439
   Genesis Healthcare Corp. - Sr. Sub. Notes
      144A (a)
      8.0% due 10/15/13 ..................................       110       114
   HCA, Inc. - Notes
      6.3% due 10/01/12 ..................................     1,290     1,330
   NCD Healthcorp - Sr. Sub Notes
      10.5% due 12/01/12 .................................       150       170
   Omnicare, Inc. - Sr. Sub Notes
      6.125% due 06/01/13 ................................        20        20
   Omnicare, Inc. - Sr. Sub. Notes Ser. B
      8.125% due 03/15/11 ................................       740       810
   Tenet Healthcare Corp. - Sr. Notes
      6.375% due 12/01/11 ................................        85        82
      7.375% due 02/01/13 ................................       545       548
                                                                        ------
                                                                         4,303
Hotels Restaurants & Leisure - 7.8%
   Argosy Gaming Co. - Sr. Sub. Notes
      9.0% due 09/01/11 ..................................        40        44
   AZTAR Corp. - Sr. Sub. Notes
      9.0% due 08/15/11 ..................................       585       644
   Boyd Gaming Corp. - Sr. Sub. Notes
      7.75% due 12/15/12 .................................       165       176
   Corus Entertainment, Inc. - Sr. Sub. Notes
      8.75% due 03/01/12 .................................       510       558
   Harrahs Operating Co., Inc. - Notes
      7.875% due 12/15/05 ................................       730       796
   ITT Corp. - Debs.
      7.375% due 11/15/15 ................................        30        32
   Mandalay Resort Group - Sr. Sub. Notes
      9.375% due 02/15/10 ................................       380       442

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value     Value
                    --------------                           -------   -------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued
   Mandalay Resort Group - Sr. Sub. Notes Ser. B
      10.25% due 08/01/07 ................................    $  305    $  352
   MGM Mirage, Inc.
      8.5% due 09/15/10 ..................................       130       149
   MGM Mirage, Inc. - Sr. Sub. Notes
      8.375% due 02/01/11 ................................       810       919
   Park Place Entertainment Corp. - Notes
      8.5% due 11/15/06 ..................................        25        28
   Park Place Entertainment Corp. - Sr. Notes
      7.0% due 04/15/13 ..................................       320       342
   Park Place Entertainment Corp. - Sr. Sub. Notes
      8.875% due 09/15/08 ................................       215       243
   Six Flags, Inc. - Sr. Notes
      8.875% due 02/01/10 ................................       235       241
   Six Flags, Inc. - Sr. Notes 144A (a)
      9.625% due 06/01/14 ................................        60        63
   Starwood Hotels & Resorts Worldwide, Inc. -
      Sr. Notes
      7.875% due 05/01/12 ................................       620       694
   Station Casinos, Inc. - Sr. Sub. Notes
      9.875% due 07/01/10 ................................       445       490
   Tricon Global Restaurants, Inc. - Sr. Notes
      8.875% due 04/15/11 ................................       795       956
   Yum Brands, Inc. - Sr. Notes
      7.7% due 07/01/12 ..................................       340       391
                                                                        ------
                                                                         7,560

Household Durables - 0.5%
   KB Home - Sr. Sub. Notes
      8.625% due 12/15/08 ................................       200       221
   Meritage Corp. - Sr. Notes
      9.75% due 06/01/11 .................................        25        28
   Resolution Performance Products - Sr. Notes
      9.5% due 04/15/10 ..................................       250       256
                                                                        ------
                                                                           505

Industrial Conglomerates - 0.0%
   Pioneer Americas LLC
      4.79% due 12/31/06 .................................        10         9
Leisure Equipment & Products - 0.3%
   Hasbro, Inc. - Notes
      6.15% due 07/15/08 .................................       185       196
   Remington Arms, Inc. - Sr. Notes
      10.5% due 02/01/11 .................................        25        27
   Speedway Motorsports, Inc. - Sr. Sub. Notes
      6.75% due 06/01/13 .................................       100       103
                                                                        ------
                                                                           326

Machinery - 1.0%
   Case New Holland, Inc. - Sr. Notes 144A (a)
      9.25% due 08/01/11 .................................       410       459
      9.25% due 08/01/11 .................................       265       297
   Cummins, Inc. - Sr. Notes 144A (a)
      9.5% due 12/01/10 ..................................        45        52

   Kennametal, Inc. - Sr. Notes
      7.2% due 06/15/12 ..................................    $   75    $   80
   Manitowoc Co., Inc. - Sr. notes
      7.125% due 11/01/13 ................................        55        57
                                                                        ------
                                                                          945

Media - 10.4%
   American Media Operations, Inc. - Sr. Sub.
      Notes
      8.875% due 01/15/11 ................................        50        55
   British Sky Broadcasting - Notes
      8.2% due 07/15/09 ..................................       350       417
   Canwest Media, Inc. - Sr. Sub. Notes
      10.625% due 05/15/11 ...............................       245       279
   CSC Holdings, Inc. - Sr. Notes
      7.625% due 04/01/11 ................................     1,410     1,480
   Dex Media East LLC - Sr. Notes
      9.875% due 11/15/09 ................................       170       194
   Dex Media East LLC - Sr. Sub Notes
      12.125% due 11/15/12 ...............................       225       278
   Dex Media West LLC - Sr. Notes 144A (a)
      8.5% due 08/15/10 ..................................       200       223
   Dex Media West LLC - Sr. Sub Notes 144A (a)
      9.875% due 08/15/13 ................................       185       215
   Direct TV Holdings LLC - Sr. Notes
      8.375% due 03/15/13 ................................       370       429
   Echostar DBS Corp. - Notes 144A (a)
      6.375% due 10/01/11 ................................       525       539
   EchoStar DBS Corp. - Sr. Notes
      9.125% due 01/15/09 ................................       179       200
      9.375% due 02/01/09 ................................       400       421
   General Cable Corp. - Sr. Notes 144A (a)
      9.5% due 11/15/10 ..................................        40        43
   Houghton Mifflin Co. - Sr. Notes
      8.25% due 02/01/11 .................................       370       396
   Lamar Media Corp. - Sr. Sub. Notes
      7.25% due 01/01/13 .................................       110       118
   LBI Media, Inc. - Sr. Sub. Notes
      10.125% due 07/15/12 ...............................         5         6
   Lin Television Corp. - Sr. Sub. Notes 144A (a)
      6.5% due 05/15/13 ..................................       315       315
   Lodgenet Entertainment Corp. - Sr. Sub. Notes
      9.5% due 06/15/13 ..................................        85        93
   Media Newsgroup, Inc. - Sr. Sub. Notes
      144A (a)
      6.875% due 10/01/13 ................................       220       223
   Mediacom Broadband LLC - Sr. Notes
      11.0% due 07/15/13 .................................       465       521
   Mediacom LLC - Sr. Notes
      9.5% due 01/15/13 ..................................       425       454
   Panamsat Corp. - Sr. Notes
      8.5% due 02/01/12 ..................................       210       232
   Quebecor Media, Inc. - Sr. Notes
      11.125% due 07/15/11 ...............................       795       920

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value     Value
                    --------------                           -------   -------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Media - Continued
   Rogers Cable, Inc. - Sr. Sec. Notes
      7.875% due 05/01/12 ................................     $ 35    $    39
   Rogers Cable, Inc. Sr. Notes
      6.25% due 06/15/13 .................................      265        267
   Shaw Communications, Inc.
      7.25% due 04/06/11 .................................       15         16
   Shaw Communications, Inc. - Sr. Notes
      8.25% due 04/11/10 .................................      260        292
   Sinclair Broadcast Group, Inc. - Sr. Sub. Notes
      8.0% due 03/15/12 ..................................      105        113
      8.75% due 12/15/11 .................................      135        150
   Videotron Ltee - Sr. Notes 144A (a)
      6.875% due 01/15/14 ................................      250        258
   Vivendi Universal SA - Sr. Notes 144A (a)
      9.25% due 04/15/10 .................................      770        909
                                                                       -------
                                                                        10,095

Metals & Mining - 3.3%
   AK Steel Corp.
      7.875% due 02/15/09 ................................      605        526
   Century Aluminum Co.
      11.75% due 04/15/08 ................................      320        357
   Compass Minerals Group, Inc. - Sr. Sub. Notes
      10.0% due 08/15/11 .................................      275        308
   Consol Energy, Inc. - Notes
      7.875% due 03/01/12 ................................      200        211
   Massey Energy Co. - Sr. Notes 144A (a)
      6.625% due 11/15/10 ................................      110        113
   Newfield Exploration Co. - Sr. Sub. Notes
      8.375% due 08/15/12 ................................      215        241
   Peabody Energy Corp. - Sr. Notes
      6.875% due 03/15/13 ................................      300        317
   Steel Dynamics, Inc. - Sr. Notes
      9.5% due 03/15/09 ..................................       45         50
      9.5% due 03/15/09 ..................................      155        173
   Texas Industries, Inc. - Sr. Notes
      10.0% due 06/01/11 .................................      195        220
   Timken Co. - Notes
      5.75% due 02/15/10 .................................      205        204
   United States Steel Corp. - Sr. Notes
      10.75% due 08/01/08 ................................      375        443
                                                                       -------
                                                                         3,163

Multi-Utilities - 0.5%
   Centerpoint Energy Resources Corp. - Sr. Notes
      144A (a)
      7.875% due 04/01/13 ................................      390        443

Multiline Retail - 0.7%
   Dillard's, Inc. - Notes
      7.13% due 08/01/18 .................................       35         35
   J.C. Penney Co., Inc.
      7.6% due 04/01/07 ..................................       50         55
   J.C. Penney Co., Inc. - Notes
      7.375% due 08/15/08 ................................      320        352
      8.0% due 03/01/10 ..................................     $225    $   257
                                                                       -------
                                                                           699

Office Electronics - 1.4%
   Xerox Corp. - Sr. Notes
      7.125% due 06/15/10 ................................      545        582
      9.75% due 01/15/09 .................................      645        756
                                                                       -------
                                                                         1,338

Oil & Gas - 4.4%
   Chesapeake Energy Corp.
      7.5% due 09/15/13 ..................................      180        195
   Chesapeake Energy Corp. - Sr. Notes
      8.125% due 04/01/11 ................................      330        367
   El Paso Natural Gas Co. - Sr. Notes
      7.625% due 08/01/10 ................................       10         10
   EL Paso Production Holding Co. - Sr. Notes
      144A (a)
      7.75% due 06/01/13 .................................      525        522
   Forest Oil Corp. - Sr. Notes
      8.0% due 06/15/08 ..................................      102        111
      8.0% due 12/15/11 ..................................       95        103
   Frontier Oil Corp. - Sr. Notes
      11.75% due 11/15/09 ................................       40         45
   Giant Industries, Inc. - Sr. Sub. Notes
      11.0% due 05/15/12 .................................      185        199
   Key Energy Services, Inc. - Sr. Notes
      6.375% due 05/01/13 ................................       50         51
   NRG Energy, Inc. - Sr. Sec. Notes 144A (a)
      8.0% due 12/15/13 ..................................      310        326
   Parker Drilling Co. - Notes 144A (a)
      9.625% due 10/01/13 ................................      210        218
   Pioneer Natural Resources Co.
      9.625% due 04/01/10 ................................      480        597
   Pioneer Natural Resources Co. - Sr. Notes
      7.5% due 04/15/12 ..................................       25         29
   Premcor Refining Group, Inc. - Sr. Notes
      6.75% due 02/01/11 .................................      290        293
      9.5% due 02/01/13 ..................................      240        273
   Pride International, Inc. - Sr. Notes
      10.0% due 06/01/09 .................................      365        392
   Tesoro Petroleum Corp. - Sr. Sec. Notes
      8.0% due 04/15/08 ..................................      235        252
   Tesoro Petroleum Corp. - Sr. Sub. Notes
      9.625% due 11/01/08 ................................      165        176
   Tom Brown, Inc. - Sub. Notes
      7.25% due 09/15/13 .................................       40         42
   Westport Resources Corp. - Sr. Notes 144A (a)
      8.25% due 11/01/11 .................................       10         11
   Westport Resources Corp. - Sr. Sub. Notes
      8.25% due 11/01/11 .................................       70         77
   XTO Energy, Inc. - Sr. Notes
      6.25% due 04/15/13 .................................       20         21
                                                                       -------
                                                                         4,310

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value     Value
                    --------------                           -------   -------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Paper & Forest Products - 4.6%
   Abitibi-Consolidated, Inc. - Notes
      8.55% due 08/01/10 .................................    $  515   $   572
   Blue Ridge Paper Products - Sr. Sec. Notes
      144A (a)
      9.5% due 12/15/08 ..................................       225       227
   Boise Cascade Corp. - Sr. Notes
      6.5% due 11/01/10 ..................................       220       230
   Caraustar Industries, Inc. - Sr. Sub. Notes
      9.875% due 04/01/11 ................................       605       653
   Georgia Pacific Corp. - Sr. Notes
      8.875% due 02/01/10 ................................       590       676
      9.375% due 02/01/13 ................................       440       506
   Jefferson Smurfit Corp. - Sr. Notes
      8.25% due 10/01/12 .................................       115       124
   Longview Fibre Co. - Sr. Sub. Notes
      10.0% due 01/15/09 .................................       245       270
   Pacifica Papers, Inc. - Sr. Notes
      10.0% due 03/15/09 .................................       335       355
   Scotts Co. - Sr. Sub. Notes 144A (a)
      6.625% due 11/15/13 ................................        40        41
   Tembec Industries, Inc. - Sr. Notes
      7.75% due 03/15/12 .................................        80        79
      8.5% due 02/01/11 ..................................       660       683
                                                                       -------
                                                                         4,416

Personal Products - 0.2%
   Johnson Diversey, Inc. - Sr. Sub. Notes Ser. B
      9.625% due 05/15/12 ................................       215       238

Pharmaceuticals - 0.3%
   Biovail Corp. - Sr. Sub. Notes
      7.875% due 04/01/10 ................................        15        15
   Valeant Pharmaceuticals International -
      Sr. Notes 144A (a)
      7.0% due 12/15/11 ..................................       230       236
                                                                       -------
                                                                           251

Real Estate Investment Trust - 2.4%
   FelCor Lodging, Ltd. - Sr. Notes
      8.5% due 06/01/11 ..................................       400       436
   Host Marriott LP - Sr. Notes Ser. I
      9.5% due 01/15/07 ..................................     1,170     1,307
   Host Marriott LP - Sr. Notes Ser. J 144A (a)
      7.125% due 11/01/13 ................................        95        98
   iStar Financial, Inc. - Sr. Notes
      6.0% due 12/15/10 ..................................        95        97
      8.75% due 08/15/08 .................................       120       138
   Thornburg Mortgage, Inc. - Sr. Notes
      8.0% due 05/15/13 ..................................       145       152
   Thornburg Mortgage, Inc. - Sr. Notes 144A (a)
      8.0% due 05/15/13 ..................................        55        58
                                                                       -------
                                                                         2,286

Road & Rail - 0.4%
   Kansas City Southern Railway Co.
      9.5% due 10/01/08 ..................................    $  340   $   381
   Kansas City Southern Railway Co. - Sr. Notes
      7.5% due 06/15/09 ..................................        25        26
                                                                       -------
                                                                           407

Semiconductor Equipment & Products - 0.9%
   Amkor Technology, Inc.
      9.25% due 02/15/08 .................................       410       463
   Amkor Technology, Inc. - Sr. Notes
      7.75% due 05/15/13 .................................       345       369
                                                                       -------
                                                                           832

Specialty Retail - 1.0%
   Gap, Inc. - Notes
      10.55% due 12/15/08 ................................       760       939
   Suburban Propane Partners - Sr. Notes 144A (a)
      6.875% due 12/15/13 ................................        30        30
                                                                       -------
                                                                           969

Textiles & Apparel - 0.1%
   Oxford Industries, Inc. - Sr. Notes 144A (a)
      8.875% due 06/01/11 ................................       123       133

Water Utilities - 0.4%
   National Waterworks, Inc. - Sr. Sub Notes -
      Ser. B
      10.5% due 12/01/12 .................................       385       430

Wireless Telecommunications Services - 1.5%
   Rogers Wireless, Inc. - Sr. Sec. Notes
      9.625% due 05/01/11 ................................     1,250     1,484
                                                                       -------
         TOTAL PUBLICLY-TRADED BONDS- ....................      95.8%   92,938

SHORT-TERM INVESTMENTS - 2.4%
   Investment in joint trading account (Note B)
   1.061% due 01/02/04 ...................................     2,294     2,294
                                                              ------    ------
         TOTAL INVESTMENTS- ..............................      98.2%   95,232
      Cash and Receivables, less payables- ...............       1.8%    1,784
                                                              ------   -------
            NET ASSETS- ..................................     100.0%  $97,016
                                                              ======   =======

See notes to financial statements.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $12,240 or 12.6% of net assets of the Portfolio.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock High Yield Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                           Market Value
--------------                                           ------------
Alpine Securitization Corp., 1.12%, due 01/07/04            $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04             19,998
Barclays US Fund, 1.10%, due 01/05/04                        29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                    20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                    25,000
Danske Corp., 1.07%, due 01/05/04                            49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04           17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04               18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04               31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                           Market Value
--------------                                           ------------
Mortgage Int. Networking, 0.98%, due 01/02/04              $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04             49,994
UBS Finance LLC, 1.02%, due 01/02/04                          3,917
UBS Finance LLC, 1.05%, due 01/02/04                          4,088
UBS Finance LLC, 0.96%, due 01/02/04                         35,000
                                                           --------
   Joint Trading Account Totals                            $385,633
                                                           ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $738                     1.53%              $1

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $275, $513, $2,223, $8,179 and $5,903 which expire in 2007, 2008, 2009,
2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       0.80%             0.70%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Han-cock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $38 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, with respect to the Fund. Wellington Management Company, LLP is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHV-LAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $66,673          $36,085

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $89,864       $5,481         $(113)          $5,368

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and premium amortization and market discount accretion on debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $17,093          $5,368

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $5,469                  $--                   $184
2002          5,697                   --                     --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                      Trustee           Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                       Trustee           Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Robert Verdonck (age 58)                       Trustee            President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                 During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 46)           Chairman and Trustee      Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)        Vice Chairman, President    Senior Vice President, Signator
John Hancock Place                           and Trustee          Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                  Compliance Officer       Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer            Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary            Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statements of operations, of changes in net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Bond Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations the changes in its net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 2, 1988
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
INDEPENDENCE INVESTMENT LLC                                             D. Nolan
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 41.99%, underperforming its customized benchmark.

..    On November 1st, the Fund's benchmark was changed from a primarily GDP weighted benchmark to a market capitalization weighted benchmark (the MSCI All Country World Free ex-US Index). This index provides broad exposure to both developed and emerging market equities.

..    The Fund's investment objective is to track the long-term performance of broad-based equity indices of foreign companies in developed and emerging markets as measured by the MSCI All Country World Free ex-US Index.

..    The manager seeks to track the performance of its benchmark by investing in a representative sample of issues selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics of the index, including country and sector exposures.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-Year Period)

             International
             Equity Index    International Equity
                 Fund         Index Benchmark(1)
             -------------   ----------------------
12/31/1993     10,000.00           10,000.00
 1/31/1994     13,320.64           14,421.38
 2/28/1994     13,165.42           14,383.89
 3/31/1994     12,478.86           13,766.82
 4/29/1994     12,713.92           14,354.66
 5/31/1994     12,862.54           14,275.71
 6/30/1994     12,530.95           14,481.28
 7/29/1994     12,819.11           14,623.20
 8/31/1994     13,412.54           14,972.69
 9/30/1994     13,133.71           14,504.05
10/31/1994     13,396.96           14,989.93
11/30/1994     12,520.14           14,273.41
12/30/1994     12,401.68           14,366.19
 1/31/1995     11,708.88           13,817.40
 2/28/1995     11,908.32           13,781.48
 3/31/1995     12,340.79           14,645.58
 4/28/1995     12,712.55           15,200.64
 5/31/1995     12,972.79           15,022.80
 6/30/1995     12,847.88           14,762.90
 7/31/1995     13,561.39           15,685.58
 8/31/1995     13,175.93           15,091.10
 9/29/1995     13,362.66           15,389.90
10/31/1995     13,130.99           14,980.53
11/30/1995     13,191.91           15,401.48
12/29/1995     13,395.71           16,025.24
 1/31/1996     13,606.81           16,094.15
 2/29/1996     13,761.02           16,152.09
 3/29/1996     13,892.48           16,499.36
 4/30/1996     14,407.05           16,982.79
 5/31/1996     14,260.73           16,673.71
 6/28/1996     14,292.36           16,772.08
 7/31/1996     13,686.10           16,285.69
 8/30/1996     13,793.59           16,324.78
 9/30/1996     14,051.46           16,762.28
10/31/1996     13,964.56           16,594.66
11/29/1996     14,589.37           17,258.44
12/31/1996     14,626.33           17,040.99
 1/31/1997     14,373.63           16,447.96
 2/28/1997     14,427.57           16,721.00
 3/31/1997     14,159.30           16,786.21
 4/30/1997     14,260.03           16,878.53
 5/30/1997     15,461.21           17,980.70
 6/30/1997     16,261.79           18,976.83
 7/31/1997     16,773.41           19,288.05
 8/29/1997     14,945.68           17,851.09
 9/30/1997     16,026.08           18,854.32
10/31/1997     13,854.46           17,410.08
11/28/1997     13,849.83           17,235.98
12/31/1997     13,891.23           17,391.11
 1/31/1998     13,901.32           18,191.10
 2/27/1998     14,968.54           19,362.60
 3/31/1998     15,575.41           19,962.84
 4/30/1998     15,991.94           20,124.54
 5/29/1998     16,086.96           20,414.34
 6/30/1998     16,281.99           20,610.31
 7/31/1998     16,414.69           20,884.43
 8/31/1998     14,326.78           18,138.13
 9/30/1998     13,881.02           17,637.52
10/30/1998     15,383.40           19,605.86
11/30/1998     16,129.04           20,627.33
12/31/1998     16,783.26           21,462.74
 1/29/1999     16,820.14           21,490.64
 2/26/1999     16,250.77           20,820.13
 3/31/1999     17,103.05           21,921.51
 4/30/1999     17,757.57           22,807.14
 5/28/1999     16,897.58           21,616.61
 6/30/1999     17,768.81           22,708.25
 7/30/1999     18,185.56           23,273.68
 8/31/1999     18,351.79           23,436.60
 9/30/1999     18,481.01           23,724.87
10/29/1999     19,100.24           24,514.91
11/30/1999     19,943.20           25,529.83
12/31/1999     21,964.24           28,090.47
 1/31/2000     20,675.58           26,714.03
 2/29/2000     21,380.17           27,641.01
 3/31/2000     21,956.62           28,398.37
 4/28/2000     20,545.20           26,566.68
 5/31/2000     20,148.57           25,929.08
 6/30/2000     20,856.49           27,041.44
 7/31/2000     19,865.47           25,683.96
 8/31/2000     20,057.16           25,956.21
 9/29/2000     19,086.01           24,648.01
10/31/2000     18,456.28           23,839.56
11/30/2000     17,652.71           22,776.31
12/31/2000     18,138.35           23,336.61
 1/31/2001     18,503.20           23,852.35
 2/28/2001     17,218.76           22,230.39
 3/30/2001     16,015.75           20,729.84
 4/30/2001     17,113.36           22,068.99
 5/31/2001     16,571.05           21,395.88
 6/30/2001     16,002.68           20,636.33
 7/31/2001     15,594.05           20,097.72
 8/31/2001     15,226.40           19,599.30
 9/28/2001     13,458.20           17,345.38
10/31/2001     13,786.89           17,815.44
11/30/2001     14,416.76           18,597.54
12/31/2001     14,456.93           18,664.49
 1/31/2002     13,771.57           17,796.59
 2/28/2002     13,950.25           17,983.45
 3/29/2002     14,793.86           18,994.12
 4/30/2002     14,910.47           19,233.45
 5/31/2002     15,106.58           19,562.34
 6/28/2002     14,514.59           18,773.98
 7/31/2002     13,088.04           16,894.70
 8/31/2002     13,076.08           16,909.91
 9/28/2002     11,585.10           14,970.34
10/31/2002     12,027.79           15,627.54
11/30/2002     12,663.02           16,460.49
12/31/2002     12,261.97           15,937.04
 1/31/2003      8,991.13           11,630.86
 2/28/2003      8,818.76           11,404.06
 3/29/2003      8,574.05           11,074.48
 4/30/2003      9,388.30           12,148.71
 5/31/2003      9,962.63           12,948.09
 6/28/2003     10,329.08           13,427.17
 7/31/2003     10,636.48           13,872.95
 8/31/2003     11,017.53           14,357.12
 9/28/2003     11,316.09           14,767.73
10/31/2003     12,005.35           15,758.65
11/30/2003     12,268.41           16,102.18
12/31/2003     13,181.59           17,330.78

Value on 12/31/03:
------------------
$13,182  International Equity Index Fund
$17,331  International Equity Index Benchmark(1)

MORNINGSTAR
CATEGORY+:

..    Foreign Large Blend

MORNINGSTAR
RISK+:

..    Average (VL/VUL)

..    Average (VA)

MORNINGSTAR
RATING+:

..    *****(VL/VUL)

..    *****(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                              % of
                                             Assets
                                             ------
BP Amoco plc                                  2.1%
Vodafone AirTouch plc                         1.9%
HSBC Holdings plc                             1.9%
GlaxoSmithKline plc                           1.5%
Total Fina SA                                 1.5%
Royal Dutch Petroleum Co.                     1.4%
Novartis AG                                   1.2%
Nestle SA                                     1.1%
Toyota Motor Corp.                            1.0%
Nokia Oyj                                     1.0%

AVERAGE ANNUAL TOTAL RETURNS*

               International     International Equity
             Equity Index Fund    Index Benchmark(1)
             -----------------   --------------------
1 Year             41.99%               44.57%
3 Years            -1.36                -0.43
5 Years             0.74                 1.43
10 Years            2.80                 5.65

DIVERSIFICATION BY REGION AND COUNTRY (3)
(as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Europe (excluding U.K.)           38.4%
United Kingdom (U.K.)             22.3%
Japan                             18.5%
Pacific Basin (excluding Japan)    6.8%
Emerging Markets                   6.4%
Canada                             5.0%
United States                      2.7%

DIVERSIFICATION BY REGION(4)

Developed Markets   91%
Emerging Markets     9%

(1) The International Equity Benchmark represents the MSCI EAFE from May 1988 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and then 90% MSCI EAFE GDP/10% MSCI Emerging Markets Free from July 1999 to October 2003 and now the MSCI All Country World Free excluding U.S. from November 2003 to present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 367 VL/VUL subaccounts and 570 VA subaccounts in the Morningstar Foreign Large Blend category. This represents the Morningstar 3 year rating.

(3)  Calculations based upon country in which security is traded (listed).

(4)  Calculations based upon country in which security is domiciled.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $8,172 of
   securities loaned (Note B)) ....................................   $142,128
Net unrealized appreciation on investments ........................     13,002
Short-term investments at value ...................................     12,050
                                                                      --------
      Total investments ...........................................    167,180
Foreign currency at value (cost $47) ..............................         47
Receivable for:
   Investments sold ...............................................          1
   Fund shares sold ...............................................         80
   Interest .......................................................          5
   Dividends ......................................................        237
   Futures contracts variation margin .............................          9
   Forward foreign currency exchange contracts
      sold ........................................................         74
   Other assets ...................................................          6
                                                                      --------
Total assets ......................................................    167,639
                                                                      --------
LIABILITIES
Payables for:
   Collateral for securities on loan ..............................      8,571
   Forward foreign currency exchange contracts
      purchased ...................................................         12
   Other liabilities ..............................................         20
                                                                      --------
Total liabilities .................................................      8,603
                                                                      --------
Net assets ........................................................   $159,036
                                                                      ========
Shares of beneficial interest outstanding .........................     11,508
                                                                      --------
Net asset value per share .........................................   $  13.82
                                                                      ========
Composition of net assets:
   Capital paid-in ................................................   $169,313
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ...................    (22,996)
   Net investment loss ............................................       (421)
   Net unrealized appreciation of:
      Investments .................................................     13,002
      Futures .....................................................         79
      Translation of assets and liabilities in foreign
         currencies ...............................................         59
                                                                      --------
Net assets ........................................................   $159,036
                                                                      ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    57
      Dividends .....................................................     2,738
      Securities lending ............................................       146
                                                                        -------
Total investment income .............................................     2,941
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       214
      Auditors fees .................................................        16
      Custodian fees ................................................       253
      Legal fees ....................................................         9
      Printing & mailing fees .......................................        10
      Trustees' fees ................................................         4
      Other fees ....................................................        10
                                                                        -------
Total expenses ......................................................       516
      Less expenses reimbursed ......................................      (189)
                                                                        -------
Net expenses ........................................................       327
                                                                        -------
Net investment income ...............................................     2,614
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    (7,135)
      Financial futures contracts ...................................       282
      Foreign currency transactions .................................       516
   Change in unrealized appreciation
      (depreciation) on:
      Investments ...................................................    50,873
      Futures .......................................................       171
      Translation of assets and liabilities in
         foreign currencies .........................................        (4)
                                                                        -------
Net realized and unrealized gain ....................................    44,703
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $47,317
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                         Year Ended     Year Ended
                                                                        December 31,   December 31,
                                                                            2003           2002
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ............................................     $  2,614       $  2,058
   Net realized loss ................................................       (6,337)        (8,662)
   Change in net unrealized appreciation (depreciation) .............       51,040        (10,666)
                                                                          --------       --------
      Net increase (decrease) in net assets resulting from operations       47,317        (17,270)
Distributions to shareholders from:
   Net investment income ............................................       (3,183)        (2,052)
   Realized gains ...................................................         (981)
                                                                          --------       --------
      Decrease in net assets resulting from distributions ...........       (4,164)        (2,052)
From fund share transactions:
   Proceeds from shares sold ........................................       97,542         92,695
   Distributions reinvested .........................................        4,164          2,052
   Payment for shares redeemed ......................................      (84,740)       (98,528)
                                                                          --------       --------
      Increase (decrease) in net assets from fund share transactions        16,966         (3,781)
                                                                          --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...............................       60,119        (23,103)

NET ASSETS
   Beginning of Period ..............................................       98,917        122,020
                                                                          --------       --------
   End of Period ....................................................     $159,036       $ 98,917
                                                                          ========       ========
Analysis of fund share transactions:
   Sold .............................................................        9,143          8,608
   Reinvested .......................................................          358            183
   Redeemed .........................................................       (7,833)        (9,057)
                                                                          --------       --------
Net increase (decrease) in fund shares outstanding ..................        1,668           (266)
                                                                          ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                             International Equity Index Fund
                                                             ---------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                             ---------------------------------------------------------------
                                                               2003          2002         2001          2000          1999
                                                             --------      -------      --------      --------      --------
Net Assets Value at Beginning of Period ..................   $  10.05      $ 12.07      $  15.39      $  19.64      $  15.56
Income from Investment Operations:
   Net Investment Income .................................       0.24         0.21          0.22          0.23          0.21
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .....................................       3.91        (2.02)        (3.32)        (3.64)         4.51
                                                             --------      -------      --------      --------      --------
   Total From Investment Operations ......................       4.15        (1.81)        (3.10)        (3.41)         4.72
Less Distributions:
   Distribution from Net Investment Income ...............      (0.29)       (0.21)        (0.17)        (0.18)        (0.21)
   Distribution from Net Realized Gains on Investments ...      (0.09)                                   (0.59)        (0.38)
   Distribution from Excess of Net Investment Income/
      Gains ..............................................                                                             (0.05)
   Distribution from Capital Paid-in .....................                                 (0.05)        (0.07)
                                                             --------      -------      --------      --------      --------
   Total Distributions ...................................      (0.38)       (0.21)        (0.22)        (0.84)        (0.64)
                                                             --------      -------      --------      --------      --------
Net Assets Value at End of Period ........................   $  13.82      $ 10.05      $  12.07       $ 15.39      $  19.64
                                                             ========      =======      ========      ========      ========
Total Investment Return(b) ...............................      41.99%      (15.18)%      (20.30)%      (17.42)%       30.87%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....       0.27%(c)     0.28%(c)      0.27%(c)      0.28%(c)      0.31%(c)
   Ratio of Net Investment Income to Average Net
      Assets .............................................       2.13%        1.85%         1.66%         1.40%         1.26%
   Portfolio Turnover Rate ...............................      37.90%       17.55%         8.31%        14.86%        19.01%
Net Assets End of Period (000s Omitted) ..................   $159,036      $98,917      $122,020      $195,012      $244,017

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .42%, .46%, .40%, .37%, and .38% for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
                       Name of Issuer                          Shares    Value
                       --------------                         -------   -------
                                                                        (000's)
COMMON STOCK

Australia - 3.8%
   AMP, Ltd. (JR) .........................................    50,472    $  190
   BHP Steel * (BF) .......................................    33,357       141
   Broken Hill Proprietary Co., Ltd. * (BF) ...............    78,691       722
   Coles Myer, Ltd. * (JF) ................................    23,600       134
   Commonwealth Bank of Australia (JP) ....................    27,670       614
   CSL, Ltd. * (JO) .......................................     2,600        35
   CSR, Ltd. (BD) .........................................    65,000        91
   Foster's Brewing Group, Ltd. * (JG) ....................    39,000       132
   General Property Trust (JS) ............................   168,892       380
   HHG plc * (JR) .........................................    50,472        36
   Lend Lease Corp. (JS) ..................................    10,600        80
   National Australia Bank, Ltd. (JP) .....................    31,556       712
   News Corp., Ltd. (JA) ..................................    31,113       281
   Onesteel. Ltd. (BF) ....................................    37,275        57
   Orica, Ltd. (BC) .......................................     8,400        88
   Pacific Dunlop, Ltd. (BL) ..............................    11,800        57
   QBE Insurance Group, Ltd. * (JR) .......................    30,618       244
   Rinker Group (JR) ......................................    18,000        89
   Rio Tinto, Ltd. (BF) ...................................     5,600       157
   Santos, Ltd. * (BB) ....................................    39,200       203
   Stockland (JS) .........................................    56,157       221
   Tabcorp Holdings, Ltd. (BZ) ............................    16,400       139
   Telstra Corp., Ltd. * (J1) .............................    43,000       156
   Westfield Trust (JS) ...................................   142,560       382
   Westpac Banking Corp., Ltd. (JP) .......................    31,200       376
   WMC Resources, Ltd. * (BB) .............................    19,300        82
   WMC, Ltd. (BF) .........................................    19,300        95
   Woolworth's, Ltd. * (JF) ...............................    16,300       145
                                                                         ------
                                                                          6,039

Austria - 0.3%
   Bank Austria Credit * (JP) .............................     2,049       105
   Bohler-Uddeholm AG (BF) ................................     1,600       108
   BWT AG (BO) ............................................     2,000        37
   Erste Bank * (JP) ......................................       658        81
   Flughafen Wien AG (BT) .................................     2,178       102
                                                                         ------
                                                                            433

Belgium - 1.1%
   Bekaert NV (BK) ........................................       890        57
   Colruyt NV (JF) ........................................       970        93
   Compagnie Maritime Belge SA (BR) .......................       521        42
   D' Ieteren SA (JB) .....................................       390        80
   Delhaize SA (JF) .......................................     2,855       147
   DEXIA * (JP) ...........................................     7,205       124
   Electrabel SA (J3) .....................................       254        80
   Exmar SA * (BO) ........................................       521        22
   Fortis * (JR) ..........................................    13,470       271
   GPE Bruxelles LAM (JQ) .................................     2,388       134
   Interbew (JG) ..........................................     5,301       141
   KBC Bancassurance Holding NV (JP) ......................     2,540       119
   NV Union Miniere SA (BF) ...............................     1,461       102
   Solvay SA (BC) .........................................     1,215       105
   UCB SA * (JO) ..........................................     3,900    $  147
                                                                         ------
                                                                          1,664

Brazil - 0.0%
   Aracruz Celulose SA - ADR * (BG) .......................     1,500        55

Canada - 4.9%
   Abitibi Consolidated, Inc. * (BG) ......................     9,699        78
   Alcan Aluminum, Ltd. (BF) ..............................     5,575       261
   ATI Technologies, Inc. (EP) ............................     5,104        77
   Bank Nova Scotia Halifax * (JP) ........................     8,445       430
   Bank of Montreal (JP) ..................................     8,151       337
   Barrick Gold Corp. (BF) ................................     9,441       214
   BCE, Inc. (J1) .........................................     5,282       118
   Biovail Corp. * (JO) ...................................     2,999        65
   Bombardier, Inc. - Cl. B * (BH) ........................    27,549       117
   Brascan Corp. - Cl. A (BL) .............................     3,244       100
   Brookfield Properties Corp. * (JS) .....................     3,034        88
   Canadian Imperial Bank of Commerce (JP) ................     6,082       301
   Canadian National Railway Co. (BS) .....................     3,587       228
   Canadian Natural Resources, Ltd. (BB) ..................     2,759       140
   Canadian Pacific Railway (BS) ..........................     4,175       118
   Canadian Tire, Ltd. - Cl. A * (JD) .....................     2,230        68
   Celestica, Inc. * (JY) .................................     4,634        70
   Cognos, Inc. * (JV) ....................................     1,996        61
   CP Ships, Ltd. Common (BR) .............................     3,706        77
   Dofasco, Inc. (BF) .....................................     2,944        82
   Enbridge, Inc. (J4) ....................................     2,600       108
   Encana Corp. (BB) ......................................     8,422       332
   Fairmont Hotels Resorts, Inc. (BZ) .....................     2,964        81
   Goldcorp, Inc. (BF) ....................................     4,202        67
   Great West Lifeco, Inc. (JR) ...........................     2,299        81
   Husky Energy, Inc. (BB) ................................     4,971        90
   Imperial Oil, Ltd. (BB) ................................     2,992       133
   Inco, Ltd. * (BF) ......................................     3,788       151
   Investors Group, Inc. * (JQ) ...........................     3,075        74
   Loblaw Co., Ltd. (JF) ..................................     2,200       114
   Magna International, Inc. (BU) .........................     1,687       136
   MDS, Inc. * (JM) .......................................     4,378        68
   Molson Cos., Ltd. (JG) .................................     2,729        76
   National Bank of Canada (JP) ...........................     3,571       119
   Nexen, Inc. (BB) .......................................     3,127       113
   Noranda, Inc. (BF) .....................................     6,028        96
   Nortel Networks Corp. (JW) .............................    70,287       299
   Petro Canada (BB) ......................................     4,246       210
   Placer Dome, Inc. (BF) .................................     7,841       141
   Potash Corp. of Saskatchewan, Inc. * (JS) ..............     1,128        98
   Power Corp. Canada (JQ) ................................     3,014       113
   Power Financial Corp. (JQ) .............................     2,532        97
   Royal Bank of Canada (JP) ..............................    10,639       509
   Shaw Communications, Inc. (JA) .........................     5,140        80
   Shell Canada, Ltd. (BB) ................................     2,271       108

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
            Name of Issuer                                    Shares    Value
            --------------                                    ------   -------
                                                                       (000's)
COMMON STOCK - Continued

Canada - Continued
   Sun Life Financial, Inc. * (JR) ........................   10,490    $  262
   Suncor Energy , Inc. (BB) ..............................    8,607       216
   Talisman Energy, Inc. (BB) .............................    2,702       154
   Teck Cominco, Ltd. - Cl. B (BF) ........................    5,191        88
   Thomson Corp. (BZ) .....................................    4,493       164
   Transalta Corp. (J5) ...................................    4,891        70
   TransCanada Corp. (J4) .................................    8,180       176
   Weston George, Ltd. (JF) ...............................    1,156        93
                                                                        ------
                                                                         7,747

Czech Republic - 0.1%
   Ceske Energeticke Zavody AS (J3) .......................   21,600       123
   Komercni Banka AS * (JP) ...............................      900        85
                                                                        ------
                                                                           208

Denmark - 0.6%
   AS Dampskibsselskabet Svendborg -
      Cl. B (BR) ..........................................       16       115
   Danisco AS (JH) ........................................    3,050       136
   Danske Bank (JP) .......................................    8,587       201
   ISS AS (BO) ............................................    1,650        81
   Novo Nordisk AS (JO) ...................................    3,148       128
   Novozymes AS - Ser. B (BC) .............................    4,450       162
   Tele Danmark AS (J1) ...................................    4,150       150
   Vestas Wind Systems AS (BK) ............................    2,500        41
                                                                        ------
                                                                         1,014

Finland - 1.2%
   Nokia Oyj * (JW) .......................................   91,721     1,584
   Sampo Insurance Co. plc (JR) ...........................    4,700        49
   Stora Enso Oyj * (BG) ..................................    7,903       106
   Tietoenator Oyj (JU) ...................................    1,338        37
   UPM-Kymmene Corp. * (BG) ...............................    7,900       150
                                                                        ------
                                                                         1,926

France - 8.0%
   Accor SA (BZ) ..........................................    4,483       203
   Air Liquide * (BC) .....................................    1,412       249
   Alcatel * (JW) .........................................   23,577       303
   Altran Technologies SA * (JU) ..........................    6,277        81
   Arcelor (BF) ...........................................    7,731       135
   AXA * (JR) .............................................   27,474       587
   BNP Paribas * (JP) .....................................   13,566       853
   Bouygues SA * (J2) .....................................    3,607       126
   Business Objects (JV) ..................................    1,259        44
   Cap Gemini SA * (JU) ...................................    1,627        72
   Carrefour SA * (JF) ....................................   11,330       621
   Casino Guichard-Perrachon SA (JF) ......................    1,045       102
   CIE De St. Gobain * (BI) ...............................    6,517       319
   Club Mediterranee SA (BZ) ..............................      838        31
   Dassault Systemes SA * (JV) ............................    1,995        91
   EADS, Inc. (BH) ........................................    5,569       132
   Essilor International (JL) .............................    2,365       122
   France Telecom * (J1) ..................................   20,955       598
   Groupe Danone * (JH) ...................................    1,748   $   285
   L'Oreal SA * (JK) ......................................    6,925       567
   Lafarge SA * (BD) ......................................    2,579       229
   Lagardere SCA (JA) .....................................    3,125       180
   LVMH * (Louis Vuitton Moet
      Hennessy) (BY) ......................................    4,273       311
   Michelin (BU) ..........................................    3,462       159
   Pernod Ricard (JG) .....................................    1,045       116
   Peugoet SA (BV) ........................................    1,567        80
   Pinault-Printemps-Redoute SA * (JD) ....................    1,465       141
   Publicis Groupe SA * (JA) ..............................    2,645        86
   Renault (BV) ...........................................    3,207       221
   Rhone-Poulenc SA * (JO) ................................   12,657       836
   Sagem SA (JW) ..........................................      731        78
   Sanofi-Synthelabo SA * (JO) ............................    7,657       576
   Schneider SA * (BK) ....................................    4,580       300
   Societe BIC SA (BO) ....................................    1,234        57
   Societe Generale - Cl. A * (JP) ........................    5,636       497
   Societe Television Francaise (JA) ......................    4,028       140
   STMicroelectronics * (J0) ..............................   10,712       290
   SUEZ (J5) ..............................................   15,282       307
   Thomson CFS (BH) .......................................    1,747        59
   Thomson Multimedia * (JY) ..............................    2,834        60
   Total Fina SA - Cl. B * (BB) ...........................   12,377     2,299
   Unibail SA (JS) ........................................    1,797       168
   Valeo SA (BU) ..........................................    1,489        60
                                                                       -------
                                                                        12,771

Germany - 5.7%
   Adidas-Salomon AG (BY) .................................    1,005       114
   Allianz AG * (JR) ......................................    4,706       593
   Altana AG (JO) .........................................    1,460        88
   BASF AG (BC) ...........................................   12,086       679
   Bayer AG * (JL) ........................................   11,401       333
   Bayerische Vereinsbank AG * (JP) .......................    6,678       154
   Commerzbank AG (JP) ....................................    8,364       164
   Continental AG (A2) ....................................    2,656       101
   DaimlerChrysler AG * (BV) ..............................   15,055       702
   Deutsche Bank AG * (JP) ................................    9,067       750
   Deutsche Boerse AG (JQ) ................................    2,010       110
   Deutsche Post AG (BP) ..................................    7,129       147
   Deutsche Telekom AG * (J1) .............................   37,337       683
   E.On AG (J3) ...........................................    9,846       642
   Fresenius Medical Care AG (JM) .........................    1,209        86
   Hypo Real Estate (JS) ..................................    3,568        89
   Infineon Technologies AG * (J0) ........................    8,538       118
   Linde AG (BM) ..........................................    1,694        91
   Lufthansa AG (BQ) ......................................    4,687        78
   MAN AG (BM) ............................................    2,695        82
   Metro AG (JD) ..........................................    2,786       123
   Muenchener Rueckversicherungs-
      Gesellschaft AG * (JR) ..............................    2,643       320
   Preussag AG (BZ) .......................................    3,781        79
   Puma AG (BY) ...........................................      463        82

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
            Name of Issuer                                    Shares     Value
            --------------                                    -------   -------
                                                                        (000's)
COMMON STOCK - Continued

Germany - Continued
   RWE AG (J5) ............................................     6,823    $  270
   SAP AG * (JV) ..........................................     3,683       618
   Schering AG * (JO) .....................................     3,162       160
   Siemens AG * (BL) ......................................    16,196     1,296
   Thyssen Krupp AG * (BF) ................................     6,252       123
   Volkswagen AG (BV) .....................................     3,711       206
                                                                         ------
                                                                          9,081

Greece - 0.4%
   Bank of Piraeus (JP) ...................................     8,434       101
   Commercial Bank of Greece (JP) .........................     3,706        93
   EFG Eurobank (JP) ......................................     8,088       156
   Hellenic Bottling Co. SA (JG) ..........................     5,160       107
   Intracom SA (JW) .......................................     5,252        36
   Panafon Hellenic Telecom SA (J2) .......................    15,869       124
   Titan Cement Co. SA (BD) ...............................     2,217        91
                                                                         ------
                                                                            708
Hong Kong - 1.5%
   Beijing Datang Power Generation Co.,
      Ltd. (J3) ...........................................   263,000       188
   Cathay Pacific Airways (BQ) ............................    20,000        38
   China Southern Airlines Co. Ltd *
      (BQ) ................................................   207,000        89
   China Telecom, Ltd. * (J2) .............................    16,199        50
   CLP Holdings, Ltd. (J3) ................................    42,100       200
   Guangshen Railway Co., Ltd. * (BS) .....................   499,000       141
   Hang Seng Bank, Ltd. * (JP) ............................    25,000       328
   Henderson Land Development Co.,
      Ltd. * (JS) .........................................    22,000        97
   HSBC Holdings plc (JP) .................................     4,900        77
   Hutchison Whampoa, Ltd. * (BL) .........................    41,500       305
   Island Cable Communications * (JA) .....................     6,200         1
   Johnson Electric Holdings, Ltd. * (BK) .................    33,000        42
   Legend Holdings * (JX) .................................   122,000        52
   Li & Fung, Ltd. * (BO) .................................    36,000        62
   New World Development Co., Ltd. (JS) ...................    48,000        39
   PCCW, Ltd. (FB) ........................................    31,876        21
   Sun Hung Kai Properties, Ltd. * (JS) ...................    46,000       379
   Swire Pacific, Ltd. - Cl. A * (JQ) .....................    23,500       145
   Wharf Holdings, Ltd. (JQ) ..............................    62,000       172
                                                                         ------
                                                                          2,426
Hungary - 0.2%
   Gedeon Richter * (JO) ..................................       900       106
   Mol Magyar Olaj-es Gazipari (BB) .......................     3,600       109
   OTP Bank (JP) ..........................................    10,900       140
                                                                         ------
                                                                            355
Ireland - 0.5%
   Allied Irish Banks plc * (JP) ..........................     8,467       135
   Bank of Ireland (JP) ...................................    17,060       233
   CRH plc * (BD) .........................................     9,000       185
   Elan Corp. (JO) ........................................     5,813    $   40
   Irish Life & Permanent plc (JR) ........................     4,553        73
   Kerry Group plc (JH) ...................................     5,800       109
   Ryanair Holdings (BQ) ..................................     4,845        40
                                                                         ------
                                                                            815
Israel - 0.4%
   Bank Hapoalim (JP) .....................................    43,700       108
   Bezeq Israeli Telecommunication
      Corp., Ltd. (J1) ....................................    23,600        27
   IDB Holding Corp., Ltd. (JQ) ...........................     5,100       100
   Koor Industries, Ltd. * (J1) ...........................        83         3
   Makteshim-Agan Industries, Ltd. (BC) ...................    26,900       101
   Teva pharmaceutical Industries, Ltd. *
      (JO) ................................................     5,200       296
                                                                         ------
                                                                            635
Italy - 3.2%
   Alleanza Assicurazioni * (JR) ..........................     9,339       102
   Assicurazioni Generali * (JR) ..........................    15,818       418
   Autogrill SpA (BZ) .....................................     5,723        82
   Banca Fideuram (JP) ....................................    15,000        89
   Banca Intesa SpA (JP) ..................................    76,966       301
   Banca Nazionale del Lavoro (JP) ........................    41,580        99
   Banca Popolare di Milano (JP) ..........................    18,100       118
   BCA Di Roma * (JP) .....................................    31,073        91
   BCE Pop Unite (BO) .....................................     7,459       135
   BCP Pop Veron (JP) .....................................     8,371       142
   Enel SpA * (J3) ........................................    30,057       204
   ENI * (BB) .............................................    52,773       995
   Fiat SpA * (BV) ........................................    13,040       100
   Finmeccanica SA (BH) ...................................   145,025       113
   Luxottica Group (JL) ...................................     4,176        72
   Mediaset SpA * (JA) ....................................    13,210       157
   Mediobanca SpA (JP) ....................................    11,141       121
   Monte Paschi Siena (JP) ................................    29,322        93
   Riunione Adriatica di Sicorta SpA (JR) .................     5,255        89
   San Paolo-IMI SpA * (JP) ...............................     7,083        92
   Seat Pagine Gialle * (JA) ..............................    80,911        77
   Telecom Italia (J1) ....................................   266,885       699
   Telecom Italia Mobile SpA (J2) .........................    69,129       375
   UniCredito Italiano SpA * (JP) .........................    64,732       349
                                                                         ------
                                                                          5,113

Japan - 18.0%
   Acom Co., Ltd. * (JQ) ..................................     2,300       104
   Advantest (J0) .........................................     2,000       159
   Aiful Corp. * (JQ) .....................................     1,000        73
   Ajinomoto Co., Inc. (JH) ...............................    12,000       138
   Alps Electric Co. (JY) .................................     6,000        88
   Asahi Breweries, Ltd. (JG) .............................    13,000       119
   Asahi Chemical Industry Co., Ltd. (BC) .................    26,000       141
   Asahi Glass Co., Ltd. (BI) .............................    18,000       148

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
            Name of Issuer                                     Shares    Value
            --------------                                     ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Bank of Yokohama, Ltd. * (JP) ...........................   23,000     $107
   Bridgestone Corp. (BU) ..................................   13,000      175
   Canon, Inc. * (JZ) ......................................   13,000      606
   Casio Computer Co. (BW) .................................    9,000       95
   Central Japan Railway Co. (BS) ..........................       13      112
   Chiba Bank, Ltd. (B0) ...................................   16,000       66
   Chubu Electric Power (J3) ...............................   10,100      211
   Chugai Pharmaceutical Co., Ltd. * (JO) ..................    7,600      109
   Citizen Watch Co., Ltd. (JY) ............................   10,000       92
   Comsys Holdings * (JX) ..................................    5,000       32
   Credit Saison Co., Ltd. (JQ) ............................    3,600       81
   CSK Corp. * (JU) ........................................    2,100       76
   Dai-Ichi Pharmaceutical Co., Ltd. *
      (JO) .................................................    7,000      126
   Dai-Nippon Printng Co., Ltd. (BO) .......................   13,000      183
   Daido Life Insurance (JR) ...............................       25       74
   Daikin Industries, Ltd. (BM) ............................    5,000      116
   Daito Trust Construction Co., Ltd. (BJ) .................    2,300       68
   Daiwa Bank Holdings (JP) ................................   92,000      116
   Daiwa House Industry Co., Ltd. (BW) .....................   10,000      106
   Daiwa Securities Group, Inc. (JQ) .......................    2,900       20
   Denso Corp. (BU) ........................................    8,400      165
   East Japan Railway Co. (BS) .............................       60      283
   Eisai Co. Ltd. * (JO) ...................................    4,900      132
   Fanuc, Ltd. * (BM) ......................................    2,400      144
   Fast Retailing Co. (JE) .................................    1,100       67
   Fuji Photo Film * (BX) ..................................    9,000      291
   Fujisawa Pharmeceutical Co., Ltd. *
      (JO) .................................................    7,000      149
   Fujitsu, Ltd. * (JX) ....................................   33,000      195
   Gunze, Ltd. (BY) ........................................   14,000       63
   Hirose Electric Co., Ltd. * (JY) ........................    1,100      126
   Hitachi, Ltd. (JY) ......................................   54,000      326
   Honda Motor Co. * (BV) ..................................   14,300      635
   Hoya Corp. * (JY) .......................................      200       18
   Ito-Yokado Co., Ltd. * (JD) .............................    7,000      220
   Itochu Corp. (BN) .......................................   34,000      112
   Japan Tobacco, Inc. (JI) ................................       21      154
   JFE Holdings, Inc. * (BF) ...............................    8,800      240
   Joyo Bank, Ltd. (JP) ....................................   29,000       95
   JSR Corp. (BC) ..........................................    4,000       89
   Jusco Co., Ltd. * (JD) ..................................    4,800      161
   Kajima Corp. (BJ) .......................................   25,000       81
   Kansai Electric Power Co., Inc. (J3) ....................      800       14
   KAO Corp. (JJ) ..........................................   10,000      203
   Kawasaki Kisen (BR) .....................................   23,000      114
   Keihin Electric Express Railway Co.,
      Ltd. (BS) ............................................   17,000      100
   Keio Teito Electric Railway (BS) ........................   14,000       73
   Keyence Corp. (JY) ......................................      700      148
   Kinki Nippon Railway (BS) ...............................   33,000       99
   Kirin Brewery Co. * (JG) ................................   14,000      119
   Komatsu, Ltd. (BM) ......................................   28,000      178

   Konami Co., Ltd. (JV) ...................................    3,000     $ 87
   Konica Corp. (BX) .......................................   11,000      148
   Kubota Corp. * (BM) .....................................   25,000      103
   Kuraray Co., Ltd. (BC) ..................................   10,000       84
   Kyocera Corp. * (JY) ....................................    3,300      220
   Kyushu Electric Power (J3) ..............................    6,300      108
   Lawson (JF) .............................................    1,600       55
   Mabuchi Motor Co. * (JY) ................................      900       69
   Marubeni Corp. (BN) .....................................   38,000       73
   Marui Co., Ltd. * (JD) ..................................   10,000      126
   Matsushita Electric Industrial Co. *
      (BW) .................................................   27,000      374
   Matsushita Electric Works (BK) ..........................   10,000       90
   Millea Holdings, Inc. * (JR) ............................       23      301
   Minebea Co., Ltd. (BM) ..................................   12,000       61
   Mitsubishi Chemical Corp. (BC) ..........................   43,000      112
   Mitsubishi Corp. (BN) ...................................    3,000       32
   Mitsubishi Electric Corp. (BK) ..........................   43,000      179
   Mitsubishi Estate Co., Ltd. * (JS) ......................   19,000      180
   Mitsubishi Heavy Industries, Ltd. *
      (BM) .................................................   58,000      161
   Mitsubishi Tokyo Finance (JP) ...........................       73      570
   Mitsui & Co., Ltd. (BN) .................................    1,000        8
   Mitsui Fudosan Co., Ltd. * (JS) .........................   15,000      136
   Mitsui Marine & Fire Insurance Co.,
      Ltd. * (JR) ..........................................   23,000      189
   Mitsui Mining & Smelting Co., Ltd. ......................
      (BF) .................................................   17,000       71
   Mitsui OSK Lines, Ltd. (BR) .............................   24,000      117
   Mitsui Petrochemical Co. (BC) ...........................   18,000      105
   Mitsui Trust Holdings (JP) ..............................   17,000       95
   Mizuho Financial GB * (JQ) ..............................      110      334
   Murata Manufacturing Co., Ltd. * (JY) ...................    4,600      249
   NEC Corp. * (JX) ........................................   29,000      214
   Nidec Corp. * (JY) ......................................      900       86
   Nikko Securities Co., Ltd. * (JQ) .......................   28,000      156
   Nikon Corp. (J0) ........................................    8,000      121
   Nintendo Corp., Ltd. (BW) ...............................    2,100      196
   Nippon Building Fund (JS) ...............................       11       71
   Nippon Express Co., Ltd. (BS) ...........................   22,000      104
   Nippon Mitsubishi Oil Co., Ltd. (BB) ....................   36,000      183
   Nippon Steel Co. (BF) ...................................   19,000       41
   Nippon Telegraph & Telephone Corp. *
      (J1) .................................................       95      458
   Nippon Unipac Holding, Co. (BG) .........................       27      139
   Nippon Yusen Kabushiki Kaisha (BR) ......................   27,000      122
   Nissan Motor Acceptance Corp. (BV) ......................   45,700      522
   Nitto Denko Corp. * (BK) ................................    3,200      170
   Nomura Securities Co., Ltd. * (JQ) ......................   33,000      562
   NTN Corp. (BM) ..........................................   13,000       62
   NTT Data Corp. (JU) .....................................       33      125
   NTT Mobile Communications Network, Inc. * (J2) ..........      317      719
   Obayashi Corp. (BJ) .....................................   16,000       72

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
                     Name of Issuer                            Shares    Value
                     --------------                            ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Oji Paper Co. (BG) .....................................    17,000   $   110
   Oki Electric Industry Co. * (J1) .......................    16,000        63
   Olympus Optical Co. * (JL) .............................     6,000       130
   Omron Corp. (JY) .......................................     5,000       102
   Oriental Land Co., Ltd. (BZ) ...........................     2,000       123
   Orix Corp. * (JQ) ......................................     2,100       174
   Osaka Gas Co. (J4) .....................................    42,000       114
   Pioneer Corp. * (BW) ...................................     5,000       138
   Promise Co., Ltd. * (JQ) ...............................     2,600       113
   Ricoh Co., Ltd. (JZ) ...................................    13,000       257
   Rohm Co., Ltd. * (J0) ..................................     2,100       246
   Sankyo Co., Ltd. * (JO) ................................     7,700       145
   Sanyo Electric Co. * (BW) ..............................    32,000       167
   Secom Co. * (BO) .......................................     4,500       168
   Sekisui House, Ltd. * (BW) .............................    13,000       134
   Seven-Eleven Japan * (JF) ..............................     8,000       243
   Sharp Corp. (BW) .......................................    18,000       284
   Shin-Etsu Chemical Co. * (BC) ..........................     6,600       270
   Shionogi & Co., Ltd. * (JO) ............................     8,000       149
   Shiseido Co., Ltd. * (JK) ..............................     8,000        97
   Shizuoka Bank, Ltd. (JP) ...............................    13,000        96
   SMC Corp. * (BM) .......................................     1,400       174
   Softbank Corp. (JT) ....................................     3,900       119
   Sony Corp. * (JY) ......................................    16,400       568
   Stanley Electric (BU) ..................................     3,800        74
   Sumitomo Chemical Co. (BC) .............................    26,000       107
   Sumitomo Corp. * (BO) ..................................    20,000       149
   Sumitomo Electric Industries (BK) ......................    15,000       134
   Sumitomo Metal Industries (BF) .........................   102,000       101
   Sumitomo Metal Mining Co. (BF) .........................    17,000       126
   Sumitomo Mitsui GR (JP) ................................        71       378
   Sumitomo Realty & Development (JS) .....................     8,000        70
   Sumitomo Trust & Banking (JQ) ..........................    23,000       135
   Taisei Corp. (BJ) ......................................    20,000        73
   Taisho Pharmaceutical Co., Ltd. * (JO) .................     5,000        89
   Takashimaya Co. (JD) ...................................     9,000        64
   Takeda Chemical Industries * (BC) ......................    15,100       599
   Takefuji Corp. * (JQ) ..................................     2,020        94
   TDK Corp. * (JY) .......................................     2,400       173
   Teijin, Ltd. (BC) ......................................    25,000        74
   Terumo Corp. * (JL) ....................................     5,200        99
   The Bank of Fukuoka, Ltd. (JP) .........................    20,000        84
   Tobu Railway Co., Ltd. (BS) ............................    22,000        79
   Tohoku Electric Power (J3) .............................     6,700       111
   Tokyo Electric Power (J3) ..............................    19,700       432
   Tokyo Electron, Ltd. * (J0) ............................     3,100       236
   Tokyo Gas Co. (J4) .....................................    47,000       168
   Tokyo Style Co. (BY) ...................................     6,000        65
   Tokyu Corp. * (BS) .....................................    26,000       133
   Tonengeneral Sekiyu (BB) ...............................     8,000        66
   Toppan Printing Co. * (JA) .............................    16,000       167
   Toray Industries, Inc. * (BC) ..........................    33,000       138
   Toshiba Corp. * (JX) ...................................    54,000       205
   Tostem Corp. (BI) ......................................     6,000       116
   Toto, Ltd. (BI) ........................................     8,000   $    68
   Toyobo Co. (BY) ........................................    32,000        70
   Toyota Motor Corp. * (BV) ..............................    48,300     1,632
   UFJ Holdings, Inc. * (JP) ..............................        67       322
   Ushio, Inc. (BK) .......................................     3,000        50
   Wacoal Corp. * (BY) ....................................     8,000        66
   West Japan Railway (01) ................................        25        98
   Yamada Denki Co. (JE) ..................................     2,300        77
   Yamaha Corp. (BX) ......................................     3,800        75
   Yamanouchi Pharmaceutical Co., Ltd. * (JO) .............     6,200       193
   Yamato Transport Co., Ltd. (BP) ........................    12,000       141
   Yasuda F & M Insurance (JR) ............................    15,000       123
   Yokogawa Electric (JY) .................................     8,000       116
                                                                        -------
                                                                         28,649

Malaysia - 0.6%
   Berjaya Sports Toto Berhad (BZ) ........................    39,000        42
   Commerce Asset Holdings * (JP) .........................    44,000        48
   Gamuda Berhad (BJ) .....................................    22,000        37
   IJM Corporation Berhad (BJ) ............................    19,000        23
   IJM Plantations (BO) ...................................     7,600         2
   Malayan Banking Berhad * (JP) ..........................    66,000       168
   Malaysia International Shipping  Berhad (BR) ...........    27,000        82
   Public Bank Berhad (JP) ................................    91,250        74
   Resorts World Berhad * (BZ) ............................    21,000        56
   Sime Darby Berhad * (BL) ...............................    68,000        93
   Telekom Malaysia Berhad (J1) ...........................    40,000        88
   Tenaga Nasional Berhad (J3) ............................    28,000        70
   YTL Corp., Berhad (J3) .................................    76,460        87
                                                                        -------
                                                                            870

Mexico - 0.7%
   America Movil SA de CV - Ser L * (J2) ..................   162,000       223
   Cemex SA de CV * (BD) ..................................    24,000       125
   Cifra SA de CV - Ser. V * (JD) .........................    30,000        86
   Fomento Economico Mexicano SA de CV * (JG) .............    20,000        74
   GF BBVA Bancomer - Ser. B (JP) .........................    70,000        60
   Grupo Carso SA de CV - Ser. A1 * (BL) ..................    16,000        56
   Grupo Modelo SA de CV - Ser. C * (JG) ..................    34,000        81
   Grupo Televisa SA * (JA) ...............................    54,000       108
   Kimberly-Clark de Mexico SA de CV * (BG) ...............    22,000        56
   Nuevo Grupo Mexico (BF) ................................    18,000        46
   Telephonos de Mexico SA - Ser. L (J1) ..................    63,031       104
   U.S. Commercial Corp. - Ser. B1 (BL) ...................    16,000         7
                                                                        -------
                                                                          1,026

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Netherlands - 4.1%
   ABN Amro Holding NV * (JP)...............................    27,165   $  635
   Aegon NV * (JR)..........................................    27,787      411
   Akzo Nobel NV * (BC) ....................................     5,304      205
   ASM Lithography Holding NV (J0) .........................     5,100      101
   Elsevier NV * (JA).......................................    22,877      284
   Heineken NV * (JG).......................................     2,968      113
   ING Groep NV (JQ) .......................................    31,865      742
   Koninklijke * (Royal) Philips Electronics NV (JY)........    22,807      665
   Koninklijke KPN NV * (JY)................................    36,643      283
   Royal Dutch Petroleum Co. * (BB).........................    40,573    2,137
   TNT Post Group NV (BP)...................................     5,610      131
   Unilever NV * (JH).......................................    10,965      716
   Wolters Kluwer NV * (JA).................................     4,000       62
                                                                         ------
                                                                          6,485

New Zealand - 0.3%
   Carter Holt Harvey, Ltd. (BG)............................    37,800       47
   Contact Energy Limited (J3)..............................    40,900      144
   Fisher & Paykel AP (BW)..................................    28,996       73
   Fisher & Paykel Industries, Inc. (JL)....................     8,443       70
   Fletcher Building (BD)...................................    31,200       87
   The Warehouse Group, Ltd. (JD)...........................    29,000       97
                                                                         ------
                                                                            518

Norway - 0.5%
   Aker Kvaerner - Notes (BJ)...............................       380        7
   Den Norske Bank (JP).....................................    18,760      125
   Elkem ASA (BF)...........................................       700       21
   Merkantildata ASA (JU)...................................     9,800        8
   Norsk Hydro ASA (BL).....................................        84        5
   Norske Skogindustrier ASA - Cl. A * (BG).................     5,100       97
   Opticom AS (JX)..........................................       160        2
   Smedvig * (BA)...........................................     3,600       27
   Smedvig ASA * (BA).......................................     4,600       29
   Statoil ASA * (BB).......................................     8,908      100
   Storebrand ASA (JR)......................................    16,140      105
   Tandberg ASA (BJ)........................................     3,920       29
   Telenor AS * (J1)........................................    22,160      145
   Tomra Systems ASA (BM)...................................    10,000       60
                                                                         ------
                                                                            760

Philippines - 0.1%
   Ayala Land, Inc. * (JS) .................................   410,460       45
   Metro Bank & Trust (JP) .................................    65,450       32
   Philippine Long Distance Telephone Co. * (J1) ...........     3,200       56
   SM Prime Holdings, Inc. (JS) ............................    48,000        6
                                                                         ------
                                                                            139

Portugal - 0.3%
   Banco Comercial Portgues SA (JP) ........................    62,300      139
   BPI-SGPS SA (JQ) ........................................    33,590      123
   Part Multimedia SGPS (JA) ...............................     4,439   $   86
   Sonae SGPS SA (BL) ......................................    87,600       73
                                                                         ------
                                                                            421

Singapore - 0.7%
   Chartered SemiconductorManufacturing (J0) ...............    12,000       12
   City Developments, Ltd. (JS) ............................    15,000       53
   Cycle & Carriage, Ltd. (JE) .............................     8,766       30
   DBS Group Holdings, Ltd. * (JP) .........................    17,000      147
   Haw Par Value Corp. , Ltd. (BL) .........................    26,876       71
   Neptune Orient Lines, Ltd. (BR) .........................    14,000       18
   Oversea-Chinese Banking Corp., Ltd. (JP) ................    39,000      278
   Singapore Telecommunications, Ltd. * (J1) ...............   101,000      116
   United Overseas Bank, Ltd. * (JP) .......................    42,448      330
                                                                         ------
                                                                          1,055

South Africa - 1.4%
   Anglo American Platinum Corp., Ltd. * (BF) ..............     1,200       52
   Anglo American plc * (BF) ...............................    30,000      641
   Anglogold * (BF) ........................................     3,100      145
   Barlow, Ltd. * (BL) .....................................     7,400       78
   Dimension Data Holdings plc (JU) ........................    79,483       53
   FirstRand, Ltd. (JP) ....................................    94,300      126
   Foschini, Ltd. (JE) .....................................    37,100      109
   Gold Fields Mining * (BF) ...............................     9,600      137
   Impala Platinum Holdings, Ltd. (BF) .....................     1,000       87
   Imperial Holdings, Ltd. (JE) ............................    10,091      101
   Investec Ltd. (JQ) ......................................     3,051       58
   Liberty Life Association of Africa, Ltd. (JR) ...........    10,300       83
   M-Cell, Ltd. (J2) .......................................     8,400       36
   Nampak, Ltd. (BE) .......................................    25,500       50
   Nedcor, Ltd. * (JP) .....................................     4,300       40
   Sappi, Ltd. * (BG) ......................................     5,700       78
   Sasol, Ltd. * (BB) ......................................    11,800      168
   South African Breweries plc (JG) ........................     6,000       61
   Standard Bank Investment Corp., Ltd. (JP) ...............    18,000      105
                                                                         ------
                                                                          2,208

South Korea - 1.5%
   Hyundai Motor Co., Ltd. (BV) ............................     3,560      151
   KIA Motors Corp. (BV) ...................................     3,310       30
   Kookmin Bank * (JP) .....................................     6,399      240
   Korea Electric Power Corp. * (J3) .......................     7,430      133
   Korea Telecom Corp. (J1) ................................     1,040       39
   Korea Telecom Freetel (J1) ..............................     2,980       48
   LG Chemical (BC) ........................................     2,035       94
   LG Electronics, Inc. (JY) ...............................     1,931       95

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
                     Name of Issuer                           Shares    Value
                     --------------                           ------   -------
                                                                       (000's)
COMMON STOCK - Continued

South Korea - Continued
   LG Investment & Securities Co., Ltd. * (JQ) ...........     2,460    $   17
   Pohang Iron & Steel Co., Ltd. (BF) ....................     1,323       181
   Samsung Corp. (JY) ....................................     6,120        51
   Samsung Display Devices Co. (JY) ......................     1,000       118
   Samsung Electro-Mechanics Co. (JY) ....................     1,460        48
   Samsung Electronics * (JY) ............................     2,159       817
   Samsung Fire & Marine Insurance (JR) ..................       942        54
   Samsung Securities Co., Ltd. (JQ) .....................     2,470        53
   Shinhan Financial (JP) ................................     6,930       111
   SK Telecom Co., Ltd. * (J2) ...........................       820       137
                                                                        ------
                                                                         2,417

Spain - 3.3%
   Acerinox SA (A5) ......................................     1,752        82
   ACS, Actividades de Construccion y
      Servicios, SA (BJ) .................................     4,229       206
   Amadeus Global Travel - Ser. A (BO) ...................     5,240        34
   Autopistas Concesionaria Espanola SA (BT) .............     6,287        95
   Banco Bilbao Vizcaya SA * (JP) ........................    49,959       689
   Banco Popular Espanol SA (JP) .........................     3,070       183
   Banco Santander Central Hispano SA * (JP) .............    71,715       848
   Endesa SA * (J3) ......................................    15,465       297
   Fomento de Construcciones y Contratas SA (BJ) .........     1,400        52
   Gas Natural SDG SA * (J4) .............................     6,400       150
   Grupo Ferrovial SA * (BJ) .............................     2,312        81
   Iberdrola SA (J3) .....................................    13,874       274
   Inditex (JE) ..........................................     6,292       128
   Indra Sistemas SA (JU) ................................     6,236        80
   NH Hoteles SA * (BZ) ..................................     7,422        85
   Repsol SA * (BB) ......................................    17,332       338
   Tabacalera SA - Cl. A (JI) ............................     6,360       180
   Telefonica SA * (J1) ..................................    82,822     1,215
   Union Electrica Fenosa SA (J3) ........................     4,900        92
   Vallehermoso SA (JS) ..................................     4,915        74
                                                                        ------
                                                                         5,183

Sweden - 1.7%
   Drott AB (JS) .........................................     5,400       103
   Electrolux AB - Ser. B * (BW) .........................     4,900       108
   Hennes & Mauritz AB * (JE) ............................    14,223       338
   NetCom Systems, Inc. - Cl. B (J1) .....................     1,732        92
   Nordic Baltic Holding AB (JP) .........................    59,137       444
   Sandvik AB (BM) .......................................     4,350       150
   Securitas AB * (BO) ...................................    11,000       148
   Skand Enskilda Banken - Cl. A (JP) ....................    10,200       150
   Skandia Forsakrings AB (JR) ...........................    13,900        51
   Skanska AB - Ser. B (BJ) ..............................    11,000        97
   Svenska Cellulosa AB - Cl. B (BG) .....................     3,100       127
   Svenska Handelsbanken, Inc. (JP) ......................     9,300       190
   Telefonaktiebolaget LM Ericsson AB (JW) ...............   246,500    $  442
   Telia AB (J1) .........................................    30,044       157
   Volvo AB * (BM) .......................................     5,750       176
                                                                        ------
                                                                         2,773

Switzerland - 6.1%
   ABB, Ltd. (BK) ........................................    21,138       107
   Adecco SA * (BO) ......................................     2,733       176
   Ciba Specialty Chemicals AG * (BC) ....................     1,667       129
   Credit Suisse Group * (JP) ............................    21,266       778
   Givaudan (BC) .........................................       224       116
   Holcim * (BD) .........................................     3,096       144
   Lonza Group AG (BC) ...................................     1,604        92
   Nestle SA * (JH) ......................................     6,988     1,745
   Novartis AG (JO) ......................................    41,256     1,872
   Richemont (JQ) ........................................    10,552       253
   Roche Holdings AG (JO) ................................       746       103
   Roche Holdings AG * (JO) ..............................    11,960     1,206
   Serono SA (JN) ........................................       156       111
   SGS Holdings (BO) .....................................       119        75
   Swatch Group (BY) .....................................     1,021       123
   Swiss Reinsurance Co. * (JR) ..........................     5,579       377
   Swisscom AG * (J1) ....................................       541       178
   Syngenta AG (BC) ......................................     2,037       137
   Synthes-Stratec, Inc. (JL) ............................       109       108
   UBS AG * (JP) .........................................    20,534     1,406
   Valora Holding AG (JE) ................................       321        80
   Zurich Finance (JR) ...................................     2,571       370
                                                                        ------
                                                                         9,686

Taiwan - 1.0%
   Acer Communicaton (J1) ................................    22,800        28
   Acer, Inc. * (JX) .....................................    44,963        67
   Advanced Semiconductor Engineering, Inc. (J0) .........    64,900        67
   Arima Computer (JX) ...................................    49,500        18
   Asustek Computer * (JX) ...............................    20,250        45
   AU Optronics Corp. * (JY) .............................    55,650        65
   China Dev Fin Holding (JP) ............................   144,203        71
   China Trust Finance (JP) ..............................    79,920        80
   CMC Magnetics Corp. (JX) ..............................    51,600        40
   Compal Electronics, Inc. * (JX) .......................    44,160        60
   Formosa Chemical & Fibre (BC) .........................    32,054        54
   Formosa Plastic * (BC) ................................    52,956        87
   Hon Hai Precision Insustry Co., Ltd. - Cl. G *
      (JY) ...............................................    20,700        81
   Kinpo Electronics (JZ) ................................    69,608        40
   Lite on Technology (JX) ...............................    48,056        51
   Macronix International Co., Ltd. (JX) .................    59,400        13
   Micro Star International (JX) .........................     9,176        14
   Nan Ya Plastic Corp. (BC) .............................    83,824       121
   Quanta Computer, Inc. (JX) ............................    16,445        40
   Realtek Semiconductor Corp. * (J0) ....................    10,920        19

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares       Value
                     --------------                      ----------   --------
                                                                       (000's)
COMMON STOCK - Continued

Taiwan - Continued
   Ritek Corp. (JX) ..................................       45,000    $   28
   Siliconware Precision (J0) ........................       44,000        45
   Taiwan Semiconductor * (J0) .......................      173,880       325
   Tatung (BL) .......................................      100,000        25
   United Microelectronics Corp. * (J0) ..............       83,525        72
   Via Technologies Inc. * (JX) ......................       14,090        18
   Winbond Electronic (JY) ...........................       69,000        33
                                                                       ------
                                                                        1,607

Thailand - 0.3%
   Advanced Information Services (J2) ................       65,700       140
   PTT Exploration & Production Public
      Co., Ltd. (BB) .................................       22,200       150
   Siam Cement Co. * (BD) ............................       31,600       220
                                                                       ------
                                                                          510
Turkey - 0.2%
   Arcelik AS (BW) ...................................    6,490,550        36
   Turkiye Is Bankasi - Cl. C * (JP) .................   70,216,241       285
                                                                       ------
                                                                          321

United Kingdom - 21.7%
   3I Group (JQ) .....................................       11,775       130
   Alliance Unichem (JM) .............................        7,717        71
   Amvescap plc * (JQ) ...............................       13,224        96
   Association British Ports (BT) ....................       11,901        95
   AstraZeneca Group plc * (JO) ......................       30,224     1,446
   Barclays (JP) .....................................      110,773       985
   BG Group plc * (BB) ...............................       64,498       330
   Billiton plc (BF) .................................       44,847       391
   BOC Group plc * (BC) ..............................       17,596       268
   Boots Group (JF) ..................................       15,100       186
   BP Amoco plc (BB) .................................      410,567     3,320
   BPB (BD) ..........................................       12,089        75
   Brambles Industries * (BO) ........................       22,730        83
   British Aerospace plc (BH) ........................       57,462       173
   British Airport Authority plc (BT) ................       21,926       194
   British American Tobacco plc * (JI) ...............       29,280       402
   British Land Co. plc (JS) .........................        9,000        94
   British Sky Broadcast plc (JA) ....................       23,449       294
   BT GROUP (J1) .....................................      153,664       516
   Bunzl (BO) ........................................       12,430        95
   Cable & Wireless plc * (J1) .......................       48,728       116
   Cadbury Schweppes plc * (JH) ......................       37,586       275
   Capita Group plc (FB) .............................       17,669        77
   Carlton Communications plc * (JA) .................       13,900        57
   Carnival plc (BZ) .................................        3,303       133
   Centrica plc (J4) .................................       76,232       287
   CGU plc (JR) ......................................       37,687       330
   Compass Group plc * (BZ) ..........................       39,189       266
   Daily Mail & General Trust (JA) ...................        7,508        88
   Davis Service (BO) ................................       11,677        78
   Diageo plc * (JG) .................................       53,890       707
   Dixons Group plc (JE) .............................       42,741       106
   Electrocomponents plc * (JY) ......................       12,098    $   70
   EMAP plc * (JA) ...................................        6,164        94
   EMI Group plc (JA) ................................        9,000        26
   Enterprise Inns (BZ) ..............................        5,116        93
   Exel * (BP) .......................................        7,462        98
   Firstgroup (BS) ...................................       12,870        63
   GKN * (BU) ........................................       17,633        84
   GlaxoSmithKline plc * (JO) ........................      104,018     2,377
   Granada Compass plc * (JA) ........................       57,831       126
   Hammerson plc (JS) ................................        8,028        93
   Hanson Building Materials * (BI) ..................        8,990        66
   Hays plc * (BO) ...................................       41,349        89
   HBOS * (JP) .......................................       65,987       852
   Hilton Group plc * (BZ) ...........................       27,700       111
   HSBC Holdings plc (JP) ............................      182,550     2,861
   IMI (BM) ..........................................       11,248        68
   Imperial Chemical Industries plc *
     (BC) ............................................       26,199        93
   Imperial Tobacco Group plc (JI) ...................       13,917       273
   Intercontinental Hampshire (JQ) ...................       15,693       148
   J Sainsbury plc * (JF) ............................       28,966       162
   Johnson Matthey (BC) ..............................        5,434        95
   Kelda Group plc (JH) ..............................       10,845        91
   Kingfisher * (JE) .................................       42,693       212
   Land Securities SGP (JQ) ..........................        7,350       130
   Legal & General Group plc (JR) ....................      105,588       189
   Liberty National (JS) .............................        6,968        85
   Lloyds TSB Group plc (JP) .........................      118,179       945
   Logica plc * (JU) .................................       16,105        74
   Manitoba Group (JQ) ...............................        5,609       146
   Marks & Spencer * (JD) ............................       42,777       221
   Misys plc (JV) ....................................       13,522        51
   Mitchells & Butler (BZ) ...........................        5,981        24
   National Grid Group * (JY) ........................       53,002       379
   National Power plc (J3) ...........................       14,200        31
   Next Group (JD) ...................................        6,142       123
   Nycomed Amersham plc (JL) .........................       14,138       193
   Pearson plc * (JA) ................................       15,605       173
   Peninsular & Oriental Steam
      Navigation Co. (BR) ............................       18,718        77
   Provident Financial (JQ) ..........................        6,656        77
   Prudential Corp. (JR) .............................       34,647       292
   Rank Group plc * (BZ) .............................       25,300       126
   Reckitt Benckiser * (JJ) ..........................       11,385       257
   Reed International plc (JA) .......................       44,446       371
   Rentokil Initial plc (BO) .........................       39,081       133
   Reuters Group plc * (JA) ..........................       29,157       122
   Rexam (BE) ........................................       11,775        90
   Rio Tinto plc * (BF) ..............................       18,738       516
   RMC Group plc * (BD) ..............................        6,457        80
   Rolls Royce Group * (BH) ..........................       30,599        97
   Royal & Sun Alliance Insurance Group
      * (JR) .........................................       60,060        95
   Royal Bank of Scotland Group * (JP) ...............       48,532     1,426

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares       Value
                     --------------                      ----------   --------
                                                                      (000's)
COMMON STOCK - Continued

United Kingdom - Continued
   Safeway plc (JF) ..................................       23,118   $    117
   Scottish & Newcastle (JG) .........................       18,779        127
   Scottish and Southern Energy (J3) .................       16,614        200
   Scottish Power plc * (J3) .........................       34,695        231
   Severn Trent (J6) .................................        8,253        110
   Shell Transport & Trading Co. plc *
      (BB) ...........................................      189,806      1,408
   Signet Group (JE) .................................       42,561         78
   Slough Estates Finance plc (JS) ...................        8,000         63
   Smith & Nephew (JL) ...............................       19,151        160
   Smiths Group (BL) .................................       11,076        131
   South African Breweries plc * (JG) ................       15,790        163
   Tate & Lyle (JH) ..................................       12,545         70
   Taylor Woodrow (BW) ...............................       17,488         83
   Tesco plc * (JF) ..................................      127,371        586
   The Great Universal Stores plc (JC) ...............       19,002        262
   The Sage Group plc (JV) ...........................       15,700         49
   Tomkins plc (BL) ..................................       18,702         89
   Unilever plc * (JK) ...............................       49,648        462
   United Business Media (JA) ........................        8,630         75
   United Utilities plc * (J5) .......................       10,400         92
   Vodafone AirTouch plc (J2) ........................    1,203,067      2,974
   Whitbread * (BZ) ..................................        7,465         96
   Wolseley (BN) .....................................       11,481        162
   WPP Group plc * (JA) ..............................       22,552        221
                                                                      --------
                                                                        34,541

United States - 2.6%
   Bajaj Auto, Ltd. - GDR (BV) .......................        5,900        143
   Banco Bradesco - ADR (JP) .........................        2,918         77
   Banco Itau SA - ADR * (JP) ........................        3,960        197
   Banco Santander Chile - ADR (JP) ..................        2,900         69
   Brasil Telecom Participacoes SA (J1) . ............        2,426         91
   Carnival Corp. (BZ) ...............................          180          7
   Centrais Electricas Brasileirias SA -
      ADR Cl. B * (J3) ...............................       12,874        101
   Check Point Software Technologies,
      Ltd. * (JT) ....................................        4,200         71
   Companhia De Bebidas ADR (JG) .....................        6,850        175
   Companhia Energetica de Minas Gerias
      - ADR (J3) .....................................        7,701        141
   Companhia Vale do Rio Doce - ADR
      (BF) ...........................................        3,700        189
   Compania Cervecerias Unidas SA -
      ADR * (JG) .....................................          900         19
   Compania de Telecomunicaciones de
      Chile SA * (J1) ................................        2,500         37
   EIH, Ltd. - GDR (BZ) ..............................        6,700         44
   Embotelladora Andina SA - ADR *
      (JG) ...........................................        6,100         64
   Empresa Nacional de Electricidad SA -
      ADR * (J3) .....................................       10,100        118
   Enersis SA - ADR * (J3) ...........................       28,447        209
   Grasim Industries, Ltd. - GDR (BL) ................        7,100        156
   Great Eastern Shipping Co. - GDR
      (BL) ...........................................        9,020   $    152
   Hindalco Industries, Ltd. - GDR (BF) ..............        4,900        151
   Huaneng Power International, Inc. -
      ADR * (J3) .....................................          400         28
   ITC, Ltd. - GDR (JI) ..............................        5,900        130
   Lukoil Holding - ADR * (BB) .......................        2,700        251
   Mahindra & Mahindra, Ltd. * (BL) ..................       16,500        141
   Petroleo Brasileiro SA * (BB) .....................        5,500        160
   Petroleo Brasileiro SA - ADR (BB) .................        6,800        180
   Ranbaxy Laboratories, Ltd. - GDR (JO) .............        6,560        167
   Reliance Industries, Ltd. - GDR (BC) ..............       11,000        276
   Surgutneftegaz - ADR (BB) .........................       11,581        337
   Tatneft - ADR (BB) ................................        2,400         55
   Unified Energy Systems Russia - ADR
      (J3) ...........................................        6,700        187
                                                                      --------
                                                                         4,123
                                                                      --------
         TOTAL COMMON STOCK- .........................         97.0%   154,282

PREFERRED STOCK

Australia - 0.2%
   News Corp., Ltd. (JA) .............................          434        404
Germany - 0.2%
   Henkel KGAA (BC) ..................................           68         87
   Porsche AG (BV) ...................................           90        116
   Volkswagen AG (BV) ................................           88         89
                                                                      --------
                                                                           292
South Korea - 0.1%
   Samsung Electronics (JY) ..........................           79        113
                                                                      --------
         TOTAL PREFERRED STOCK- ......................          0.5%       809

WARRANTS

Mexico - 0.0%
   Cemex SA (BI)
   expires 12/21/04 (Cost $1) ........................        2,000          1
                                                                      --------
         TOTAL WARRANTS- .............................          0.0%         1

RIGHTS

Germany - 0.0%
   Muenchener Ruckversag (BO)
   expires 11/10/03 (Cost $0) ........................        4,360         38
Thailand - 0.0%
   TelecomAsia (J1)
   expires 04/30/08 (Cost $0) ........................       35,747          0
                                                                      --------
         TOTAL RIGHTS- ...............................          0.0%        38

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                       Market
                     Name of Issuer                        Shares      Value
                     --------------                      ---------   ---------
                                                                       (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 5.4%
   State Street Navigator Securities
      Lending Portfolio ..............................    $ 8,571    $  8,571

SHORT-TERM INVESTMENTS

   Investment in joint trading account
      (Note B) - 1.9%
      1.061% due 01/02/04 ............................      2,955       2,955
   U.S. Treasury - Bills - 0.3%
      0.99% due 03/11/04 .............................        524         524
                                                                     --------
         TOTAL SHORT-TERM
         INVESTMENTS- ................................        2.2%      3,479
                                                          -------    --------
         TOTAL INVESTMENTS- ..........................     (105.1)%    167,180
   Payables, less cash and receivables- ..............       (5.1)%     (8,144)
                                                          -------    --------
   NET ASSETS- .......................................      100.0%   $159,036
                                                          =======    ========

* Non-income producing security.

ADR-American Depository Receipt.

GDR-Global Depository Receipt.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                                    % of
                                       Industry       Market      Long-Term
           Industry                  Abbreviation     Value      Investments
           --------                  ------------   ----------   -----------
                                                      (000's)

Banks ............................        JP         $ 26,607       17.2%
Oil & Gas ........................        BB           14,366        9.3%
Pharmaceuticals ..................        JO           10,740        6.9%
Insurance ........................        JR            6,449        4.2%
Diversified Telecommunication
   Services ......................        J1            5,982        3.9%
Metals & Mining ..................        BF            5,959        3.8%
Electronic Equipment &
   Instruments ...................        JY            5,406        3.5%
Chemicals ........................        BC            5,057        3.3%
Wireless Telecommunications
   Services ......................        J2            4,904        3.2%
Diversified Financials ...........        JQ            4,767        3.1%
Electric Utilities ...............        J3            4,657        3.0%
Automobiles ......................        BV            4,628        3.0%
Media ............................        JA            3,668        2.4%
Food Products ....................        JH            3,404        2.2%
Industrial Conglomerates .........        BL            2,834        1.8%
Food & Drug Retailing ............        JF            2,797        1.8%
Communications Equipment .........        JW            2,742        1.8%
Beverages ........................        JG            2,557        1.6%
Real Estate Investment Trust .....        JS            2,380        1.5%
Hotels Restaurants & Leisure .....        BZ            2,077        1.3%
Commercial Services &
   Supplies ......................        BO            1,843        1.2%
Semiconductor Equipment &
   Products ......................        J0            1,810        1.2%
Household Durables ...............        BW         $  1,795        1.2%
Road & Rail ......................        BS            1,631        1.0%
Machinery ........................        BM            1,625        1.0%
Multiline Retail .................        JD            1,430        0.9%
Construction Materials ...........        BD            1,327        0.9%
Specialty Retail .................        JE            1,326        0.9%
Health Care Equipment &
   Supplies ......................        JL            1,288        0.8%
Electrical Equipment .............        BK            1,168        0.8%
Tobacco ..........................        JI            1,139        0.7%
Personal Products ................        JK            1,126        0.7%
Computers & Peripherals ..........        JX            1,095        0.7%
Paper & Forest Products ..........        BG            1,043        0.7%
Gas Utilities ....................        J4            1,003        0.6%
Software .........................        JV            1,002        0.6%
Auto Components ..................        BU              953        0.6%
Office Electronics ...............        JZ              902        0.6%
Textiles & Apparel ...............        BY              893        0.6%
Construction & Engineering .......        BJ              825        0.5%
Marine ...........................        BR              765        0.5%
Multi-Utilities ..................        J5              739        0.5%
Building Products ................        BI              717        0.5%
Aerospace & Defense ..............        BH              690        0.4%
IT Consulting & Services .........        JU              606        0.4%
Air Freight & Couriers ...........        BP              518        0.3%
Leisure Equipment & Products .....        BX              513        0.3%
Transportation Infrastructure ....        BT              487        0.3%
Household Products ...............        JJ              460        0.3%
Trading Companies &
   Distributors ..................        BN              387        0.2%
Real Estate Operations ...........        JS              336        0.2%
Internet & Catalog Retail ........        JC              262        0.2%
Airlines .........................        BQ              245        0.2%
Health Care Providers &
   Services ......................        JM              225        0.1%
Real Estate Development ..........        JS              191        0.1%
Internet Software & Services .....        JT              190        0.1%
Containers & Packaging ...........        BE              139        0.1%
Biotechnology ....................        JN              111        0.1%
Water Utilities ..................        J6              110        0.1%
Finance ..........................        FB               97        0.1%
Distributors .....................        JB               80        0.0%
Energy Equipment & Services ......        BA               57        0.0%
                                                     --------      -----
                                                     $155,130      100.0%
                                                     ========      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock International Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $ 29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04     $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Securities lending: The Fund has entered into an agreement with State Street Bank and Trust Company ("SSBT") to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $8,172                     $8,571

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were as follows:

                                 Open                 Expiration    Unrealized
                               Contracts   Position      Month     Appreciation
                               ---------   --------   ----------   ------------
CAC 40 10 Euro Index Futures      10         Long      March 04         $ 7
DAX Index Futures                  3         Long      March 04          14
Nikkei 225 Index Futures          13         Long      March 04          29
FTSE 100 Index Futures            16         Long      March 04          29
                                                                        ---
                                                                        $79
                                                                        ===

     At December 31, 2003, the Fund had deposited $525 in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     As of December 31, 2003, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
                     Covered by Contract   Expiration Month   (Depreciation)
                     -------------------   ----------------   --------------
Currency Purchased
Euro                          907              March 04            $ 21
Pound Sterling              1,646              March 04              49
Japanese Yen                  914              March 04               4
                                                                   ----
                                                                   $ 74
                                                                   ====
Currency Sold
Euro                          115              March 04            $ (3)
Pound Sterling                441              March 04              (8)
Japanese Yen                  248              March 04            $ (1)
                                                                   ----
                                                                   $(12)
                                                                   ====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $6,989, $7,680 and $7,444 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $337. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $100 Million and    Excess Over
First $100 Million     $200 Million     $200 Million
------------------   ----------------   ------------
      0.18%                0.15%            0.11%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $188 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $61,005           $44,067

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $155,390       $23,775       $(11,984)        $11,791

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $22,113          $11,791

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $3,685                   $--                   $479
2002          2,052                    --                     --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                           Positions Held                Principal Occupation(s)
Name, Address and Age                        With Trust                   During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Elizabeth G. Cook (age 66)                     Trustee             Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                   Farber Cancer Institute; President,
Trust I                                                            The Advertising Club of Greater
John Hancock Place                                                 Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                      Trustee             Executive Director, Massachusetts
c/o John Hancock Variable Series                                   Council of Churches
Trust I
John Hancock Place
Boston, 02117 Massachusetts

Robert Verdonck (age 58)                       Trustee             President and Chief
c/o John Hancock Variable Series                                   Executive Officer, East Boston
Trust I                                                            Savings Bank
John Hancock Place
Boston, 02117 Massachusetts

Hassell H. McClellan (age 58)                  Trustee             Associate Professor and Graduate
c/o John Hancock Variable Series                                   Dean, The Graduate School of the
Trust I                                                            Wallace G. Carroll School of
John Hancock Place                                                 Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                            Positions Held              Principal Occupation(s)
Name, Address and Age                         With Trust                During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)            Chairman and Trustee      Senior Vice President, Product
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice Chairman,
                                                                   President & Director, John Hancock
                                                                   Variable Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                           Positions Held                 Principal Occupation(s)
Name, Address and Age                        With Trust                    During Past Five Years
---------------------------------   ----------------------------   -----------------------------------
Kathleen F. Driscoll* (age 47)         Vice Chairman, President    Senior Vice President, Signator
John Hancock Place                           and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company; Vice President
                                                                   Corporate Communications, John
                                                                   Hancock Life Insurance Company

Jude A. Curtis (age 45)                  Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                 Compliance Officer, John Hancock
Boston, Massachusetts 02117                                        Life Insurance Company; formerly
                                                                   Second Vice President and Counsel,
                                                                   Office of Business Conduct; John
                                                                   Hancock Life Insurance Company;
                                                                   formerly a Partner at Hale and Dorr
                                                                   LLP (law firm)

Janet Wang (age 35)                 Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer             Director of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)                Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                 Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                    Secretary            Director, Product & Market
John Hancock Place                                                 Management, John Hancock Life
Boston, Massachusetts 02117                                        Insurance Company

Arnold R. Bergman (age 53)               Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                 John Hancock Life Insurance
Boston, Massachusetts 02117                                        company; formerly Vice President,
                                                                   General Counsel and Secretary, First
                                                                   Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Index Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
International Opportunities Fund
T. Rowe Price International, Inc.              Warren/Ford/Seddon/Bickford-Smith
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 32.36%, underperforming its benchmark, the MSCI
     All Country World Ex US Free Index.

..    Performance relative to benchmark was driven by both unfavorable stock selection and sector allocation weightings, while country allocation exposures were modestly positive. Stock selection in Japan was the largest performance detractor.

..    On an absolute basis, Financial stocks, representing 24% of assets, climbed over 47% during the period, while the Consumer Discretionary sector, representing 17% of the assets, was also a significant contributor, gaining over 31% for the year.

..    The top contributing stocks to absolute returns included Vodafone Group and
     Total, while the key detractors included Sony and Nedcor.

..    The portfolio remains underweight in Japan. In addition, the portfolio continues to overweight Consumer Discretionary, while underweighting Financials and Utilities.

..    The manager employs a bottom-up, fundamental research approach to identify companies that are capable of achieving and sustaining above-average, long-term earnings growth and that are reasonably priced. Country allocation decisions are driven by stock selection

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             International
             Opportunities   MCSI All Country World
                  Fund        Free Ex. US Index
             -------------   ----------------------
 5/01/1996     $10,000.00         $10,000.00
 5/31/1996      10,024.34           9,850.00
 6/30/1996      10,129.22           9,900.24
 7/31/1996       9,819.73           9,571.55
 8/31/1996       9,971.07           9,628.02
 9/30/1996      10,190.88           9,866.79
10/31/1996      10,150.25           9,768.13
11/30/1996      10,608.68          10,145.18
12/31/1996      10,672.04          10,027.49
 1/31/1997      10,544.32           9,842.99
 2/28/1997      10,671.97          10,023.11
 3/31/1997      10,659.18          10,002.06
 4/30/1997      10,701.19          10,086.08
 5/31/1997      11,332.27          10,709.40
 6/30/1997      11,796.26          11,300.56
 7/31/1997      12,113.19          11,528.83
 8/31/1997      10,992.06          10,621.51
 9/30/1997      11,718.58          11,196.14
10/31/1997      10,863.43          10,243.35
11/30/1997      10,858.72          10,115.30
12/31/1997      10,880.04          10,231.63
 1/31/1998      11,254.02          10,537.56
 2/28/1998      11,932.03          11,240.41
 3/31/1998      12,345.90          11,629.33
 4/30/1998      12,435.38          11,713.06
 5/31/1998      12,390.74          11,501.05
 6/30/1998      12,416.32          11,457.35
 7/31/1998      12,560.24          11,566.19
 8/31/1998      10,980.00           9,935.36
 9/30/1998      10,715.43           9,725.72
10/31/1998      11,680.61          10,744.01
11/30/1998      12,199.09          11,320.96
12/31/1998      12,611.66          11,711.53
 1/31/1999      12,484.38          11,698.65
 2/28/1999      12,268.43          11,436.60
 3/31/1999      12,769.42          11,988.99
 4/30/1999      13,241.38          12,588.44
 5/31/1999      12,623.31          11,996.78
 6/30/1999      13,112.65          12,548.63
 7/31/1999      13,358.88          12,843.53
 8/31/1999      13,495.21          12,888.48
 9/30/1999      13,581.86          12,976.12
10/31/1999      14,038.51          13,458.83
11/30/1999      15,021.61          13,997.19
12/31/1999      16,900.78          15,332.52
 1/31/2000      15,834.00          14,499.96
 2/29/2000      16,711.59          14,891.46
 3/31/2000      16,885.48          15,451.38
 4/30/2000      15,946.30          14,589.19
 5/31/2000      15,446.42          14,215.71
 6/30/2000      16,250.95          14,821.30
 7/31/2000      15,693.05          14,235.86
 8/31/2000      16,033.54          14,412.38
 9/30/2000      15,020.47          13,612.49
10/31/2000      14,413.93          13,179.62
11/30/2000      13,655.62          12,587.85
12/31/2000      14,136.02          13,018.36
 1/31/2001      14,305.54          13,213.63
 2/28/2001      13,024.07          12,167.11
 3/31/2001      12,015.17          11,306.90
 4/30/2001      12,974.65          12,075.77
 5/31/2001      12,412.32          11,742.48
 6/30/2001      11,876.69          11,291.56
 7/31/2001      11,594.56          11,040.89
 8/31/2001      11,302.99          10,767.08
 9/30/2001      10,116.79           9,624.69
10/31/2001      10,444.29           9,894.18
11/30/2001      10,925.81          10,346.35
12/31/2001      11,177.39          10,479.81
 1/31/2002      10,698.55          10,031.28
 2/28/2002      10,793.70          10,103.50
 3/31/2002      11,351.81          10,652.12
 4/30/2002      11,270.56          10,721.36
 5/31/2002      11,299.90          10,838.23
 6/30/2002      10,772.68          10,370.01
 7/31/2002       9,595.66           9,358.94
 8/31/2002       9,534.13           9,359.87
 9/30/2002       8,394.93           8,367.73
10/31/2002       8,984.13           8,816.24
11/30/2002       9,469.99           9,240.30
12/31/2002       9,140.13           8,941.84
 1/31/2003       8,707.55           8,627.98
 2/28/2003       8,469.81           8,452.83
 3/31/2003       8,249.90           8,288.85
 4/30/2003       9,099.74           9,087.89
 5/31/2003       9,610.54           9,666.79
 6/30/2003       9,800.31           9,934.56
 7/31/2003      10,002.89          10,198.82
 8/31/2003      10,262.31          10,502.74
 9/30/2003      10,496.53          10,796.82
10/31/2003      11,045.19          11,496.45
11/30/2003      11,268.61          11,747.08
12/31/2003      12,097.96          12,643.38

Value on 12/31/03:
------------------
$12,098  International Opportunities Fund
$12,643  MSCI All Country World Free Ex. US Index

MORNINGSTAR
CATEGORY+:

..    Foreign Large Blend

MORNINGSTAR
RISK+:

..    Average (VL/VUL)
..    Above Average (VA)

MORNINGSTAR
RATING+:

..    ***(VL/VUL)
..    ***(VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                % of
                               Assets
                               ------
GlaxoSmithKline PLC             3.0%
Vodafone AirTouch PLC           2.7%
Total Fina SA                   2.6%
Royal Bank of Scotland Group    2.1%
Nestle SA                       2.0%
Koninklijke                     1.8%
BNP Paribas                     1.5%
Compass Group plc               1.4%
Adecco SA                       1.3%
Inco, Ltd.                      1.3%

AVERAGE ANNUAL TOTAL RETURNS*

                                                  MSCI All Country
                           Intl. Opportunities     World Free Ex.
                                  Fund                US Index
                           -------------------   -----------------
1 Year                            32.36%               41.40%
3 Years                           -5.06                -0.97
5 Years                           -0.83                 1.54
Since Inception (5/1/96)           2.51                 3.11

DIVERSIFICATION BY REGION AND COUNTRY(3)
(as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
Europe (excluding U.K.)             38.5%
United Kingdom (U.K.)               21.1%
Japan                               16.0%
Emerging Markets                    12.2%
United States                        5.6%
Pacific Basin (excluding Japan)      3.7%
Other                                3.0%

DIVERSIFICATION BY REGION(4)
Developed Markets                     83%
Emerging Markets                      17%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 367 VL/VUL subaccounts and 570 VA subaccounts in the Morningstar Foreign Large Blend category. This represents the Morningstar 3 year rating.

(3)  Calculations based upon country in which security is traded (listed).

(4)  Calculations based upon country in which security is domiciled.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $16,314 of
   securities loaned (Note B)) .....................................   $103,565
Net unrealized appreciation on investments .........................     20,261
Short-term investments at value ....................................     18,586
                                                                       --------
      Total investments ............................................    142,412
Cash ...............................................................         38
Foreign currency at value (cost $989) ..............................        987
Receivable for:
   Dividends .......................................................        199
   Other assets ....................................................          7
                                                                       --------
Total assets .......................................................    143,643
                                                                       --------
LIABILITIES
Payables for:
   Fund shares purchased ...........................................        504
   Collateral for securities on loan ...............................     16,998
   Other liabilities ...............................................        176
                                                                       --------
Total liabilities ..................................................     17,678
                                                                       --------
Net assets .........................................................   $125,965
                                                                       ========
Shares of beneficial interest outstanding ..........................     12,787
                                                                       --------
Net asset value per share ..........................................   $   9.85
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $154,114
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (48,243)
   Net unrealized appreciation (depreciation) of:
      Investments ..................................................     20,261
      Translation of assets and liabilities in foreign
         currencies ................................................       (167)
                                                                       --------
Net assets .........................................................   $125,965
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    25
   Dividends ........................................................     2,093
   Securities lending ...............................................        78
                                                                        -------
Total investment income .............................................     2,196
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................     1,136
   Auditors fees ....................................................        13
   Custodian fees ...................................................       265
   Legal fees .......................................................         6
   Printing & mailing fees ..........................................         9
   Trustees' fees ...................................................         3
   Other fees .......................................................        12
                                                                        -------
Total expenses ......................................................     1,444
   Less expenses reimbursed .........................................      (207)
                                                                        -------
Net expenses ........................................................     1,237
                                                                        -------
Net investment income ...............................................       959
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    (5,347)
      Foreign currency transactions .................................       258
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    35,626
      Translation of assets and liabilities in foreign
         currencies .................................................      (170)
                                                                        -------
Net realized and unrealized gain ....................................    30,367
                                                                        -------
Net increase in net assets resulting from operations ................   $31,326
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2003           2002
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ....................................     $    959       $    598
   Net realized loss ........................................       (5,089)       (24,371)
   Change in net unrealized appreciation ....................       35,456          3,191
                                                                  --------       --------
      Net increase (decrease) in net assets resulting
         from operations ....................................       31,326        (20,582)
Distributions to shareholders from:
   Net investment income ....................................       (1,556)          (592)
                                                                  --------       --------
      Decrease in net assets resulting from distributions ...       (1,556)          (592)
From fund share transactions:
   Proceeds from shares sold ................................      131,885        219,231
   Shares issued in reorganization ..........................                      24,706
   Distributions reinvested .................................        1,556            592
   Payment for shares redeemed ..............................     (124,524)      (219,668)
                                                                  --------       --------
      Increase in net assets from fund share transactions ...        8,917            155
                                                                  --------       --------
NET INCREASE IN NET ASSETS ..................................       38,687          3,687

NET ASSETS
   Beginning of Period ......................................       87,278         83,591
                                                                  --------       --------
   End of Period ............................................     $125,965       $ 87,278
                                                                  ========       ========
Analysis of fund share transactions:
   Sold .....................................................       16,865         28,860
   Reinvested ...............................................          188             69
   Redeemed .................................................      (15,816)       (26,366)
                                                                  --------       --------
Net increase in fund shares outstanding .....................        1,237          2,563
                                                                  ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                 International Opportunities Fund
                                                   -------------------------------------------------------------
                                                                     Year Ended December 31,
                                                   -------------------------------------------------------------
                                                     2003          2002         2001        2000(c)        1999
                                                   --------      -------      -------      --------      -------
Net Assets Value at Beginning of Period ........   $   7.56      $  9.30      $ 11.85      $  15.17      $ 12.21
Income from Investment Operations:
   Net Investment Income .......................       0.08         0.07         0.06          0.07         0.10
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ...........................       2.34        (1.75)       (2.53)        (2.57)        3.95
                                                   --------      -------      -------      --------      -------
   Total From Investment Operations ............       2.42        (1.68)       (2.47)        (2.50)        4.05
Less Distributions:
   Distribution from Net Investment Income .....      (0.13)       (0.06)       (0.05)        (0.06)       (0.11)
   Distribution from Net Realized Gains on
      Investments ..............................                                              (0.62)       (0.94)
   Distribution from Excess of Net Investment
      Income/Gains .............................                                              (0.05)       (0.04)
   Distribution from Capital Paid-in ...........                                (0.03)        (0.09)
                                                   --------      -------      -------      --------      -------
   Total Distributions .........................      (0.13)       (0.06)       (0.08)        (0.82)       (1.09)
                                                   --------      -------      -------      --------      -------
Net Assets Value at End of Period ..............   $   9.85      $  7.56      $  9.30      $  11.85      $ 15.17
                                                   ========      =======      =======      ========      =======
Total Investment Return(b) .....................      32.36%      (18.22)%     (20.93)%      (16.36)%(d)   34.01%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets ...................................       1.23%(e)     1.24%(e)     1.00%(e)      0.93%(e)     1.02%(e)
   Ratio of Net Investment Income to Average
      Net Assets................................       0.95%        0.69%        0.64%         0.47%        0.77%
   Portfolio Turnover Rate .....................      40.85%       78.14%(d)    33.31%        37.92%(d)    34.02%
Net Assets End of Period (000s Omitted) ........   $125,965      $87,278      $83,591      $120,034      $79,794

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.

(d)  Excludes merger activity.

(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.44%, 1.55%, 1.16%, 1.09%, and 1.15%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                         Market
               Name of Issuer                                  Shares    Value
               --------------                                  ------   -------
                                                                        (000's)
COMMON STOCK

Australia - 0.8%
   Broken Hill Proprietary Co., Ltd. * (BF) ...............    82,482   $   757
   Coles Myer, Ltd. * (JF) ................................    38,000       216
                                                                        -------
                                                                            973

Belgium - 0.6%
   DEXIA * (JP) ...........................................    29,450       507
   Fortis * (JR) ..........................................     5,110       103
   UCB SA * (JO) ..........................................     3,008       113
                                                                        -------
                                                                            723

Canada - 2.9%
   Alcan Aluminum, Ltd. (BF) ..............................    18,632       873
   Bank Nova Scotia Halifax - Bills * (FD) ................     9,800       499
   Inco, Ltd. * (BF) ......................................    39,100     1,563
   Royal Bank of Canada (JP) ..............................    16,280       778
                                                                        -------
                                                                          3,713

Denmark - 0.5%
   Novo Nordisk AS (JO) ...................................    16,980       691

Finland - 1.2%
   Nokia Oyj * (JW) .......................................    86,112     1,487

France - 13.3%
   AXA * (JR) .............................................    29,300       626
   BNP Paribas * (JP) .....................................    28,802     1,812
   Caisse National Credit Agricole (JP) ...................    34,309       818
   CIE De St. Gobain * (BI) ...............................    11,972       585
   France Telecom * (J1) ..................................    37,300     1,065
   Groupe Danone * (JH) ...................................       950       155
   Hermes International * (BY) ............................     4,125       797
   L'Oreal SA * (JK) ......................................     6,364       521
   Lafarge SA * (BD) ......................................       970        86
   LVMH * (Louis Vuitton Moet Hennessy)(BY) ...............    10,612       772
   Pinault-Printemps-Redoute SA * (JD) . ..................     1,733       167
   Renault (BV) ...........................................     2,331       161
   Rhone-Poulenc SA * (JO) ................................    13,081       864
   Sanofi-Synthelabo SA * (JO) ............................    20,009     1,505
   Schneider SA * (BK) ....................................    10,780       705
   Societe Generale - Cl. A * (JP) ........................     4,102       362
   Societe Television Francaise (JA) ......................    35,756     1,247
   Sodexho Alliance SA * (BZ) .............................    19,034       573
   STMicroelectronics * (JO) ..............................    11,756       318
   Thomson Multimedia * (JY) ..............................    12,500       266
   Total Fina SA - Cl. B * (BB) ...........................    17,353     3,223
   Vivendi Universal SA * (JA) ............................     6,713       163
                                                                        -------
                                                                         16,791

Germany - 2.0%
   Allianz AG * (JR) ......................................     2,728       344
   Bayer AG * (JL) ........................................     3,915       115
   Bayerische Vereinsbank AG * (JP) .......................     8,572       198
   Deutsche Bank AG * (JP) ................................     8,835       731
   E.On AG (J3) ...........................................     3,545       231
   Gehe AG * (JM) .........................................     4,373   $   212
   Hypo Real Estate (JP) ..................................     2,143        53
   Rhoen-Klinikum AG * (JM) ...............................     2,759       155
   SAP AG * (JV) ..........................................     1,660       279
   Siemens AG * (BL) ......................................     1,952       156
                                                                        -------
                                                                          2,474

Hong Kong - 1.7%
   Cheung Kong Holdings, Ltd. * (JS) ......................    37,000       293
   China Life Insurance Co., Ltd. * (JR) ..................   311,000       254
   China Telecom, Ltd. * (J2) .............................   223,000       684
   Hong Kong & China Gas Co., Ltd. (J4) ...................   126,000       192
   HSBC Holdings plc (JP) .................................    14,800       234
   Sun Hung Kai Properties, Ltd. * (JS) ...................    52,000       429
                                                                        -------
                                                                          2,086

Hungary - 0.5%
   Gedeon Richter * (JO) ..................................     5,680       668

India - 2.6%
   HDFC Bank Ltd. * (JP) ..................................    68,000       548
   Hindustan Lever Ltd. (JJ) ..............................   168,940       760
   Infosys Technologies, Ltd. * (JU) ......................     3,954       484
   Maruti Udyog (BO) ......................................    96,000       794
   Zee Telefilms Ltd. (JA) ................................   212,600       701
                                                                        -------
                                                                          3,287

Italy - 4.3%
   Alleanza Assicurazioni * (JR) ..........................    49,920       546
   Banca Intesa SpA (JP) ..................................    60,327       236
   BCP Pop Veron (JP) .....................................    13,000       220
   ENI * (BB) .............................................    71,172     1,342
   Mediaset SpA * (JA) ....................................    17,601       209
   Mediolanum SpA * (JQ) ..................................    22,795       179
   Telecom Italia (J1) ....................................   316,563       772
   Telecom Italia Mobile SpA (J2) .........................   115,070       625
   UniCredito Italiano SpA * (JP) .........................   233,893     1,261
                                                                        -------
                                                                          5,390

Japan - 15.7%
   Canon, Inc. * (JZ) .....................................    13,000       605
   Credit Saison Co., Ltd. (JQ) ...........................    14,900       337
   Dai-Nippon Printng Co., Ltd. (BO) ......................    17,000       239
   Daito Trust Construction Co., Ltd. (BJ) ................    11,100       329
   Daiwa House Industry Co., Ltd. (BW) ....................    36,000       383
   Daiwa Securities Group, Inc. (JQ) ......................    70,000       476
   Denso Corp. (BU) .......................................    13,200       260
   Fanuc, Ltd. * (BM) .....................................     3,500       210
   Fuji Television Network, Inc. (JA) .....................        44       238
   Fujisawa Pharmeceutical Co., Ltd. * (JO) ...............    18,100       386
   Funai Electric Co. (JY) ................................     2,700       371
   Honda Motor Co. * (BV) .................................    14,900       662
   Hoya Corp. * (JY) ......................................     2,500       230
   Japan Telecom Co. * (J1) ...............................       264       707

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                         Market
                    Name of Issuer                             Shares    Value
                    --------------                            -------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Keyence Corp. (JY) .....................................     1,300   $   274
   Kirin Brewery Co. * (JG) ...............................    25,000       213
   Kyocera Corp. * (JY) ...................................     2,600       173
   Marui Co., Ltd. * (JD) .................................    29,500       372
   Mitsubishi Corp. (BN) ..................................    34,000       360
   Mitsubishi Estate Co., Ltd. * (JS) .....................    49,000       465
   Mitsubishi Heavy Industries, Ltd. * (BM) ...............    54,000       150
   Mitsui Fudosan Co., Ltd. * (JS) ........................    95,000       858
   Mitsui Trust Holdings (JP) .............................    53,000       296
   NEC Corp. * (JX) .......................................    13,000        96
   Nippon Telegraph & Telephone Corp. * (J1) ..............        66       318
   Nissan Motor Acceptance Corp. (BV) . ...................    23,300       266
   Nomura Securities Co., Ltd. * (JQ) .....................    78,000     1,329
   NTT Mobile Communications Network,  Inc. * (J2).........       328       744
   Oji Paper Co. (BG) .....................................    36,000       233
   Oki Electric Industry Co. * (J1) .......................    39,000       153
   Orix Corp. * (JQ) ......................................     1,700       141
   Rohm Co., Ltd. * (J0) ..................................     4,900       574
   Secom Co. * (BO) .......................................    26,500       989
   Sekisui House, Ltd. * (BW) .............................    32,000       331
   Seven-Eleven Japan * (JF) ..............................    26,000       789
   Shin-Etsu Chemical Co. * (BC) ..........................     7,900       323
   SMC Corp. * (BM) .......................................     2,900       361
   Sony Corp. * (JY) ......................................     6,600       229
   Sumitomo Corp. * (BO) ..................................    16,000       119
   Sumitomo Metal Industries (BF) .........................   270,000       267
   Sumitomo Mitsui GR (JP) ................................       127       677
   Suzuki Motor Corp. * (BV) ..............................    22,000       326
   Takeda Chemical Industries * (BC) ......................     3,900       155
   Teijin, Ltd. (BC) ......................................    71,000       209
   Toyoda Gosei (BU) ......................................     7,100       205
   Toyota Motor Corp. * (BV) ..............................    16,200       547
   UFJ Holdings, Inc. * (JP) ..............................       157       755
   Uniden Corp. * (JW) ....................................    16,000       294
   Yamanouchi Pharmaceutical Co., Ltd. *  (JO).............    18,400       572
   Yamato Transport Co., Ltd. (BP) ........................    17,000       200
                                                                        -------
                                                                         19,796

Luxembourg - 0.0%
   Society Europeenne des Satellites (JA)..................     3,830        39

Malaysia - 1.2%
   Astro All Asia Net * (JA) ..............................   269,000       313
   Magnum Corp. Berhad * (BZ) .............................   848,700       621
   Resorts World Berhad * (BZ) ............................   218,800       581
                                                                        -------
                                                                          1,515

Mexico - 1.2%
   Cifra SA de CV - Ser. V * (JD) .........................   195,100       556
   Fomento Economico Mexicano SA de  CV * (JG) ............    91,500       338
   GF BBVA Bancomer - Ser. B (JP) .........................   708,000   $   605
                                                                        -------
                                                                          1,499

Netherlands - 4.4%
   Akzo Nobel NV * (BC) ...................................     1,250        48
   ASM Lithography Holding NV (J0) ........................    31,890       632
   Elsevier NV * (JA) .....................................    19,940       248
   Fortis * (JR) ..........................................     8,410       169
   ING Groep NV (JQ) ......................................    51,650     1,203
   Koninklijke * (Royal) Philips
     Electronics NV (JY) ..................................    37,381     1,090
   Koninklijke KPN NV * (JY) ..............................    82,400       635
   Koninklijke Numica NV * (JY) ...........................    19,315       533
   Royal Dutch Petroleum Co. * (BB) .......................     7,020       370
   VNU NV * (JA) ..........................................    10,457       330
   Wolters Kluwer NV * (JA) ...............................    15,295       239
                                                                        -------
                                                                          5,497

Norway - 0.3%
   Orkla ASA * (JH) .......................................    16,850       377
Singapore - 0.7%
   Mobile One * (J1) ......................................   197,000       174
   United Overseas Bank, Ltd. * (JP) ......................    96,072       747
                                                                        -------
                                                                            921

South Africa - 1.0%
   Anglo American plc * (BF) ..............................    28,900       618
   Impala Platinum Holdings, Ltd. (BF) ....................     3,220       279
   Sanlam, Ltd. (JR) ......................................   245,170       322
                                                                        -------
                                                                          1,219

South Korea - 1.6%
   Samsung Electronics * (JY) .............................     2,960     1,121
   SK Telecom Co., Ltd. * (J2) ............................     5,600       935
                                                                        -------
                                                                          2,056

Spain - 3.1%
   Antena 3 TV * (JA) .....................................       138         6
   Banco Bilbao Vizcaya SA * (JP) .........................    61,710       852
   Banco Santander Central Hispano SA *  (JP) .............    66,720       789
   Endesa SA * (J3) .......................................    27,112       521
   Gas Natural SDG SA * (J4) ..............................    18,110       423
   Inditex (JE) ...........................................    22,500       457
   Repsol SA * (BB) .......................................    10,841       211
   Telefonica SA * (J1) ...................................    40,912       600
                                                                        -------
                                                                          3,859

Sweden - 2.5%
   Electrolux AB - Ser. B * (BW) ..........................    20,910       459
   Hennes & Mauritz AB * (JE) .............................    28,920       688
   Nordic Baltic Holding AB (JP) ..........................    50,920       382
   Sandvik AB (BM) ........................................     3,220       111
   Securitas AB * (BO) ....................................    96,328     1,299

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                        Market
                      Name of Issuer                        Shares       Value
                      --------------                      ----------    -------
                                                                        (000's)
COMMON STOCK - Continued
Sweden - Continued
   Telefonaktiebolaget LM Ericsson AB (JW) ............      120,435   $    216
                                                                       --------
                                                                          3,155

Switzerland - 5.7%
   Adecco SA * (BO) ...................................       25,900      1,664
   Credit Suisse Group * (JP) .........................       23,500        860
   Nestle SA * (JH) ...................................        9,715      2,426
   Roche Holdings AG * (JO) ...........................        6,300        635
   UBS AG * (JP) ......................................       22,566      1,545
                                                                       --------
                                                                          7,130

Taiwan - 1.8%
   Advantech Co., Ltd. (JY) ...........................      363,361        626
   China Trust Finance (JP) ...........................      622,680        626
   Media Tekin Corp. (J0) .............................       52,150        490
   Taiwan Semiconductor * (J0) ........................      300,700        562
                                                                       --------
                                                                          2,304

Thailand - 1.9%
   Bangkok Bank * (JP) ................................      378,400      1,041
   Siam Commercial Bank * (JP) ........................      129,000        179
   Siam Commercial Bank Public Co. * (JP) .............      857,000      1,200
                                                                       --------
                                                                          2,420

United Kingdom - 20.8%
   Abbey National First Capital BV (JP) ...............       20,668        196
   AstraZeneca Group plc * (JO) .......................       25,738      1,231
   Autonomy Corp. plc * (JV) ..........................        7,832         33
   BG Group plc * (BB) ................................       41,973        215
   BP Amoco plc (BB) ..................................       75,367        609
   British Sky Broadcast plc (JA) .....................       18,063        227
   Cadbury Schweppes plc * (JH) .......................       38,846        284
   Capita Group plc (FB) ..............................       24,100        105
   Carnival plc (BZ) ..................................        4,948        199
   Celltech Group plc * (JN) ..........................       21,612        146
   Centrica plc (J4) ..................................      102,400        386
   Compass Group plc * (BZ) ...........................      255,530      1,733
   David S. Smith Holdings PLC (BE) ...................       20,240         59
   Diageo plc * (JG) ..................................       54,307        713
   Electrocomponents plc * (JY) .......................       82,780        480
   Friends Provident plc * (BL) .......................       24,490         58
   Gazprom Oao * (BB) .................................        1,000         26
   GKN * (BU) .........................................        6,800         32
   GlaxoSmithKline plc * (JO) .........................      162,381      3,710
   Granada Compass plc * (JA) .........................       31,250         68
   Hays plc * (BO) ....................................      149,431        320
   Hilton Group plc * (BZ) ............................       22,000         88
   Kesa Electricals (JE) ..............................       28,166        129
   Kingfisher * (JE) ..................................      276,453      1,374
   Reckitt Benckiser * (JJ) ...........................        7,616        172
   Reed International plc (JA) ........................      111,935        934
   Rio Tinto plc * (BF) ...............................       56,255      1,549
   Royal Bank of Scotland Group * (JP) ................       89,256   $  2,623
   Shell Transport & Trading Co. plc * (BB) ...........      161,736      1,200
   Standard Chartered plc * (JP) ......................       20,800        343
   Tesco plc * (JF) ...................................      234,930      1,081
   Tomkins plc (BL) ...................................      101,626        485
   Unilever plc * (JK) ................................       83,368        775
   United Business Media (JA) .........................       16,593        145
   Vodafone AirTouch plc (J2) .........................    1,347,214      3,331
   Woolworths Group * (BL) ............................       59,828         47
   WPP Group plc * (JA) ...............................      106,830      1,046
                                                                       --------
                                                                         26,152

United States - 5.5%
   America Movil SA de CV - ADR Ser. L (J2) ...........       18,600        508
   Check Point Software Technologies, Ltd. * (JT)... ..       11,675        196
   Companhia De Bebidas ADR (JG) ......................       27,300        696
   Companhia Vale do Rio Doce - ADR (BF) ..............       11,469        591
   Compania Brasileira de Distribuicao
      Grupo Pao de Acucar - ADR (JF) ..................       11,200        282
   Embraer - Empresa Brasileira de
      Aeronautica SA * (BH) ...........................       18,394        644
   Lukoil Holding - ADR * (BB) ........................        7,110        661
   Mobile Systems - ADR * (J2) ........................        5,600        464
   Petroleo Brasileiro SA - ADR (BB) ..................       31,592        837
   POSCO - ADR (BF) ...................................       15,799        537
   Telefonica SA * (J1) ...............................        6,725        297
   Teva Pharmaceutical Industries, Ltd. -
      ADR * (JO) ......................................        3,490        198
   Turkcell Iletisim Hizmetleri AS - ADR (J2) .........       23,200        616
   Yukos Corp. - ADR * (BB) ...........................       10,283        432
                                                                       --------
                                                                          6,959
                                                                       --------
         TOTAL COMMON STOCK- ..........................         97.8%   123,181

PREFERRED STOCK

Australia - 0.5%
   News Corp., Ltd. (JA) ..............................       85,749        645
                                                                       --------
         TOTAL PREFERRED STOCK- .......................          0.5%       645

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
   SECURITIES - 13.5%
   State Street Navigator Securities
      Lending Portfolio ...............................   $   16,998   $ 16,998

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                               Par      Market
                      Name of Issuer                          Value      Value
                      --------------                         -------   --------
                                                             (000's)    (000's)

SHORT-TERM INVESTMENTS

   Investment in joint trading account
      (Note B) - 1.1%
      1.061% due 01/02/04 ...............................    $1,336    $  1,336
   Euro Time Deposit - 0.2%
      1.75% due 01/02/04 ................................       200         252
                                                                       --------
            TOTAL SHORT-TERM INVESTMENTS- ...............       1.3%      1,588
                                                             ------    --------
            TOTAL INVESTMENTS- ..........................     113.1%    142,412
         Payables, less cash and receivables- ...........     (13.1)%   (16,447)
                                                             ------    --------
            NET ASSETS- .................................     100.0%   $125,965
                                                             ======    ========

* Non-income producing security.

ADR-American Depository Receipt

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                                        % of
                                             Industry      Market     Long-Term
             Industry                      Abbreviation     Value    Investments
             --------                      ------------    -------   -----------
                                                           (000's)
Banks ..................................        JP        $ 21,971      17.7%
Pharmaceuticals ........................        JO          10,574       8.5%
Oil & Gas ..............................        BB           9,125       7.4%
Wireless Telecommunications Services ...        J2           7,907       6.4%
Metals & Mining ........................        BF           7,034       5.7%
Media ..................................        JA           6,797       5.5%
Electronic Equipment & Instruments .....        JY           6,028       4.9%
Commercial Services & Supplies .........        BO           5,425       4.4%
Diversified Telecommunication Services .        J1           4,087       3.3%
Hotels Restaurants & Leisure ...........        BZ           3,796       3.1%
Diversified Financials .................        JQ           3,665       3.0%
Food Products ..........................        JH           3,242       2.6%
Specialty Retail .......................        JE           2,648       2.1%
Semiconductor Equipment & Products .....        J0           2,577       2.1%
Food & Drug Retailing ..................        JF           2,368       1.9%
Insurance ..............................        JR           2,365       1.9%
Real Estate Investment Trust ...........        JS           2,045       1.6%
Communications Equipment ...............        JW           1,997       1.6%
Automobiles ............................        BV           1,962       1.6%
Beverages ..............................        JG           1,960       1.6%
Textiles & Apparel .....................        BY           1,569       1.3%
Personal Products ......................        JK           1,296       1.0%
Household Durables .....................        BW           1,173       0.9%
Multiline Retail .......................        JD           1,095       0.9%
Gas Utilities ..........................        J4           1,001       0.8%
Household Products .....................        JJ             932       0.7%
Machinery ..............................        BM             832       0.7%
Electric Utilities .....................        J3             752       0.6%
Industrial Conglomerates ...............        BL             746       0.6%
Chemicals ..............................        BC        $    734       0.6%
Electrical Equipment ...................        BK             705       0.6%
Aerospace & Defense ....................        BH             644       0.5%
Office Electronics .....................        JZ             605       0.5%
Building Products ......................        BI             585       0.5%
Auto Components ........................        BU             497       0.4%
IT Consulting & Services ...............        JU             483       0.4%
Health Care Providers & Services .......        JM             367       0.3%
Trading Companies & Distributors .......        BN             360       0.3%
Construction & Engineering .............        BJ             329       0.3%
Software ...............................        JV             312       0.2%
Paper & Forest Products ................        BG             233       0.2%
Air Freight & Couriers .................        BP             200       0.2%
Internet Software & Services ...........        JT             196       0.1%
Biotechnology ..........................        JN             146       0.1%
Health Care Equipment & Supplies .......        JL             115       0.1%
Finance ................................        FB             105       0.1%
Computers & Peripherals ................        JX              96       0.1%
Construction Materials .................        BD        $     86       0.1%
Containers & Packaging .................        BE              59       0.0%
                                                          --------     -----
                                                          $123,826     100.0%
                                                          ========     =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock International Opportunities Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04      $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                  29,997

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Cargill Asia Pacific, 1.06%, due 01/02/04              $ 20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $588                    1.66%               $1

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $16,314                  $16,998

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $266, $2,070, $2,540, $9,656, $12,511 and $11,857 which expire in 2006,
2007, 2008, 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $260. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual bais of the Fund's net assets:

                        Between
                    $20 Million and    Excess Over
First $20 Million     $50 Million      $50 Million
-----------------   ---------------   ------------
      1.30%              1.15%           1.05%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $207 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with T. Rowe Price International, Inc., with respect to the Fund. T. Rowe Price International, Inc. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $51,216           $39,599

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $131,494       $13,496       $(2,579)         $10,917

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and sales of certain foreign currency denominated debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--              $--          $38,900          $10,917

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   -----------------    ----------------------   -----------------
2003         $1,514                  $--                    $42
2002            592                   --                     --

NOTE E--COMBINATION

     On August 20, 2002, the Board of Trustees of the John Hancock Variable Series Trust I, including all of its independent Trustees, approved an amended plan to combine the International Opportunities B Fund. ("Acquired Fund") into the International Opportunities Fund ("Acquiring Fund").

     The amended plan does not require a shareholder vote to approve the combination, in compliance with recent changes to rules of the SEC, because (a) the fundamental investment restrictions of the Acquiring Fund are substantially identical to the fundamental investment restrictions of the Acquired Fund, (b) there are no material differences between the investment management agreements (and sub-investment management agreements) of the Acquired Fund and the Acquiring Fund, and (c) the Board of Trustees includes a majority of independent Trustees who were elected by

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

shareholders of the Acquired Fund. The combination of the Acquired Fund into the Acquiring Fund took place at the close of business on September 13, 2002.

     This combination provides for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. This acquisition was accounted for as tax-free exchange as follows:

                          Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
    Acquiring Fund          Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
   vs. Target Fund       Acquiring Fund    Net Assets   Depreciation    to Combination      After Combination
----------------------   --------------   -----------   ------------   ----------------   --------------------
VST International
Opportunities vs. VST
International Opportu-
nites B (formerly,
International Equity)         3,278         $24,706        $(5,332)         $71,914              $96,620

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                          Positions Held               Principal Occupation(s)
Name, Address and Age                       With Trust                 During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Elizabeth G. Cook (age 66)                      Trustee           Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                       Trustee           Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                       Disinterested Trustees--Continued

                                          Positions Held               Principal Occupation(s)
Name, Address and Age                       With Trust                 During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Robert Verdonck (age 58)                       Trustee            President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held               Principal Occupation(s)
Name, Address and Age                      With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee         Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President       Senior Vice President, Signator
John Hancock Place                      and Trustee               Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer            Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary            Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Opportunities Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Large Cap Growth Fund
Independence Investment LLC                                 M. Lapman/J. Forelli
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 25.62% underperforming its benchmark, the
     Russell 1000 Growth Index.

..    The Fund underperformed its benchmark primarily due to unfavorable stock selection decisions, with sector allocation decisions modestly adding value. Stock selection detracted especially within the technology sector.

..    The largest absolute performance contributors were exposures to companies in the information technology and health care sectors. Within these sectors, the largest contributors to performance were Intel, Cisco, Texas Instruments, and Pfizer.

..    Conversely, Telecomm Service was the worst performing sector within the
     Fund for the year. Specific stocks that detracted included Kraft, Kohl's and Textron across various sectors.

..    The manager uses both fundamental equity research and quantitative portfolio construction to identify stocks having both favorable valuations and improving earnings growth prospects. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-Year Period)

             Large Cap Growth Fund   Russell 1000(R) Growth Index
             ---------------------   ----------------------------
12/31/1993          $10,000                     $10,290
 1/31/1994           10,303                      10,527
 2/28/1994            9,984                      10,336
 3/31/1994            9,661                       9,837
 4/29/1994            9,851                       9,883
 5/31/1994            9,819                      10,032
 6/30/1994            9,672                       9,736
 7/29/1994            9,914                      10,069
 8/31/1994           10,261                      10,630
 9/30/1994            9,953                      10,484
10/31/1994           10,048                      10,732
11/30/1994            9,755                      10,388
12/30/1994            9,901                      10,563
 1/31/1995           10,087                      10,788
 2/28/1995           10,469                      11,240
 3/31/1995           10,706                      11,569
 4/28/1995           10,970                      11,823
 5/31/1995           11,344                      12,235
 6/30/1995           11,534                      12,707
 7/31/1995           11,908                      13,236
 8/31/1995           11,999                      13,251
 9/29/1995           12,486                      13,862
10/31/1995           12,343                      13,871
11/30/1995           12,855                      14,411
12/29/1995           13,034                      14,493
 1/31/1996           13,340                      14,979
 2/29/1996           13,497                      15,253
 3/29/1996           13,668                      15,272
 4/30/1996           13,898                      15,674
 5/31/1996           14,205                      16,221
 6/28/1996           14,189                      16,244
 7/31/1996           13,246                      15,292
 8/30/1996           13,669                      15,687
 9/30/1996           14,506                      16,829
10/31/1996           14,613                      16,930
11/29/1996           15,673                      18,201
12/31/1996           15,416                      17,844
 1/31/1997           16,298                      19,095
 2/28/1997           16,419                      18,965
 3/31/1997           15,646                      17,939
 4/30/1997           16,473                      19,130
 5/30/1997           17,422                      20,512
 6/30/1997           18,112                      21,332
 7/31/1997           19,860                      23,218
 8/29/1997           18,871                      21,860
 9/30/1997           20,047                      22,935
10/31/1997           19,239                      22,087
11/28/1997           19,954                      23,025
12/31/1997           20,178                      23,283
 1/31/1998           20,718                      23,979
 2/27/1998           22,678                      25,783
 3/31/1998           23,961                      26,811
 4/30/1998           24,143                      27,181
 5/29/1998           23,622                      26,409
 6/30/1998           24,795                      28,026
 7/31/1998           24,675                      27,841
 8/31/1998           20,811                      23,662
 9/30/1998           22,028                      25,479
10/30/1998           23,688                      27,528
11/30/1998           25,570                      29,623
12/31/1998           28,151                      32,295
 1/29/1999           29,718                      34,190
 2/26/1999           28,287                      32,628
 3/31/1999           29,478                      34,347
 4/30/1999           29,913                      34,392
 5/28/1999           29,047                      33,336
 6/30/1999           31,211                      35,670
 7/30/1999           30,178                      34,535
 8/31/1999           30,350                      35,098
 9/30/1999           29,655                      34,361
10/29/1999           31,393                      36,955
11/30/1999           32,452                      38,947
12/31/1999           34,927                      42,998
 1/31/2000           32,837                      40,981
 2/29/2000           33,874                      42,985
 3/31/2000           37,487                      46,063
 4/28/2000           36,214                      43,870
 5/31/2000           34,903                      41,659
 6/30/2000           36,922                      44,817
 7/31/2000           35,722                      42,948
 8/31/2000           39,208                      46,835
 9/29/2000           35,101                      42,405
10/31/2000           34,057                      40,399
11/30/2000           29,522                      34,444
12/29/2000           28,680                      33,355
 1/31/2001           30,341                      35,660
 2/28/2001           25,487                      29,605
 3/30/2001           22,643                      26,384
 4/30/2001           25,757                      29,722
 5/31/2001           25,452                      29,285
 6/30/2001           24,921                      28,605
 7/31/2001           24,163                      27,890
 8/31/2001           22,415                      25,609
 9/28/2001           20,280                      23,053
10/31/2001           21,509                      24,263
11/30/2001           23,573                      26,595
12/31/2001           23,650                      26,544
 1/31/2002           23,403                      26,075
 2/28/2002           22,453                      24,993
 3/30/2003           23,230                      25,857
 4/30/2002           21,775                      23,747
 5/31/2002           21,279                      23,173
 6/30/2002           19,445                      21,029
 7/31/2002           18,099                      19,872
 8/31/2002           18,162                      19,932
 9/28/2002           16,261                      17,865
10/31/2002           17,627                      19,503
11/30/2002           18,256                      20,562
12/31/2002           17,070                      19,142
 1/31/2003           16,475                      16,027
 2/28/2003           16,473                      15,599
 3/30/2003           16,753                      15,626
 4/30/2003           17,857                      17,001
 5/31/2003           18,573                      18,099
 6/30/2003           18,670                      18,325
 7/31/2003           19,007                      18,599
 8/31/2003           19,572                      18,889
 9/28/2003           19,475                      18,704
10/31/2003           20,690                      19,848
11/30/2003           20,857                      20,118
12/31/2003           21,444                      21,357

Value on 12/31/03:
------------------
$21,444 Large Cap Growth Fund
$24,138 Russell 1000(R) Growth Index

MORNINGSTAR
CATEGORY+:

..    Large Growth

MORNINGSTAR
RISK +:

..    Average (VL/VUL)
..    Average (VA)

MORNINGSTAR
RATING+:

..    *** (VL/VUL)
..    *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                           % of
                          Assets
                          ------
General Electric Co.       6.0%
Pfizer, Inc.               5.6%
Microsoft Corp.            4.7%
Intel Corp.                4.7%
Cisco Systems, Inc.        3.5%
Texas Instruments, Inc.    2.5%
Home Depot, Inc.           2.5%
Dell, Inc.                 2.0%
Amgen, Inc.                2.0%
Abbott Laboratories        2.0%

AVERAGE ANNUAL TOTAL RETURNS*

            Large Cap    Russell 1000(R)
           Growth Fund   Growth Index
           -----------   ---------------
1 Year        25.62%         29.76%
3 Years       -9.24          -9.36
5 Years       -5.30          -5.12
10 Years       7.93           9.21

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Information Technology   33.53%
Health Care              21.36%
Industrials              12.25%
Consumer Discretionary   11.61%
Financials                9.29%
Consumer Staples          8.90%
Energy                    1.90%
Telecommunication
Services                  0.75%
Materials                 0.41%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 921 VL/VUL subaccounts and 1,733 VA subaccounts in the Morningstar Large Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $22,309 of
   securities loaned (Note B)) ...................................   $ 577,366
Net unrealized appreciation of investments .......................      42,412
Short-term investments at value ..................................      32,028
                                                                     ---------
      Total investments ..........................................     651,806
   Receivable for dividends ......................................         532
                                                                     ---------
Total assets .....................................................     652,338
                                                                     ---------
LIABILITIES
Payables for:
   Investments purchased .........................................       3,884
   Fund shares purchased .........................................         767
   Collateral for securities on loan .............................      23,022
   Other liabilities .............................................         264
                                                                     ---------
Total liabilities ................................................      27,937
                                                                     ---------
Net assets .......................................................   $ 624,401
                                                                     =========
Shares of beneficial interest outstanding ........................      44,736
                                                                     ---------
Net asset value per share ........................................     $ 13.96
                                                                     =========
Composition of net assets:
   Capital paid-in ...............................................   $ 945,639
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ..................    (363,650)
   Net unrealized appreciation of investments ....................      42,412
                                                                      --------
Net assets .......................................................   $ 624,401
                                                                     =========
STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31,2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .......................................................   $   1,789
   Dividends ......................................................       5,698
   Securities lending .............................................          19
                                                                      ---------
Total investment income ...........................................       7,506
                                                                      ---------
EXPENSES
   Investment advisory fee ........................................       4,348
   Auditors fees ..................................................          76
   Custodian fees .................................................         125
   Fidelity Bond fees .............................................           1
   Legal fees .....................................................          40
   Printing & mailing fees ........................................          76
   Trustees' fees .................................................          17
   Other fees .....................................................          22
                                                                      ---------
Total expenses ....................................................       4,705
   Less custodian expense reduction offset by
      commission recapture arrangement
      (Note C) ....................................................          (9)
                                                                      ---------
Net expenses ......................................................       4,696
                                                                      ---------
Net investment income .............................................       2,810
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments ...............................     (28,345)
   Change in unrealized appreciation on
      investments .................................................     144,822
                                                                      ---------
Net realized and unrealized gain ..................................     116,477
                                                                      ---------
Net increase in net assets resulting from
   operations .....................................................   $ 119,287
                                                                      =========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
-------------------------------------------------------------------------------
(000's Omitted)

                                                                         Year Ended     Year Ended
                                                                        December 31,   December 31,
                                                                            2003           2002
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ............................................     $  2,810      $   2,023
   Net realized loss ................................................      (28,345)      (121,609)
   Change in net unrealized appreciation (depreciation) .............      144,822        (90,461)
                                                                          --------      ---------
      Net increase (decrease) in net assets resulting from
         operations .................................................      119,287       (210,047)
Distributions to shareholders from:
   Net investment income ............................................       (2,834)        (2,023)
   Realized gains ...................................................         (830)
                                                                          --------      ---------
      Decrease in net assets resulting from distributions ...........       (3,664)        (2,023)
From fund share transactions:
   Proceeds from shares sold ........................................       78,014         76,521
   Shares issued in reorganization ..................................       12,462
   Distributions reinvested .........................................        3,664          2,023
   Payment for shares redeemed ......................................      (81,990)      (140,761)
                                                                          --------      ---------
      Increase (decrease) in net assets from fund share
         transactions. ..............................................       12,150        (62,217)
                                                                          --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS ...............................      127,773       (274,287)

NET ASSETS
   Beginning of Period ..............................................      496,628        770,915
                                                                          --------      ---------
   End of Period ....................................................     $624,401      $ 496,628
                                                                          ========      =========
Analysis of fund share transactions:
   Sold .............................................................        5,685          5,775
   Issued in reorganization .........................................        1,083
   Reinvested .......................................................          285            155
   Redeemed .........................................................       (6,731)       (11,115)
                                                                          --------      ---------
Net increase (decrease) in fund shares outstanding ..................          322         (5,185)
                                                                          ========      =========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                Large Cap Growth Fund
                                                             -----------------------------------------------------------
                                                                                Year Ended December 31,
                                                             -----------------------------------------------------------
                                                               2003          2002       2001        2000         1999
                                                             --------      --------   --------   ----------   ----------
Net Assets Value at Beginning of Period ..................   $  11.18      $  15.54   $  18.89   $    27.33   $    26.19
Income from Investment Operations:
   Net Investment Income .................................       0.06          0.04       0.04         0.03         0.09
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .....................................       2.80         (4.36)     (3.36)       (4.89)        6.03
                                                             --------      --------   --------   ----------   ----------
   Total From Investment Operations ......................       2.86         (4.32)     (3.32)       (4.86)        6.12
Less Distributions:
   Distribution from Net Investment Income ...............      (0.06)        (0.04)     (0.03)       (0.04)       (0.09)
   Distribution from Net Realized Gains on
     Investments .........................................      (0.02)                                (2.69)       (4.89)

   Distribution from Excess of Net Investment Income/Gains                                            (0.78)
   Distribution from Capital Paid-in .....................                                            (0.07)
                                                             --------      --------   --------   ----------   ----------
   Total Distributions ...................................      (0.08)        (0.04)     (0.03)       (3.58)       (4.98)
                                                             --------      --------   --------   ----------   ----------
Net Assets Value at End of Period ........................   $  13.96      $  11.18   $  15.54   $    18.89   $    27.33
                                                             ========      ========   ========   ==========   ==========
Total Investment Return(b) ...............................      25.62%       (27.82)%   (17.54)%     (17.89)%      24.07%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....       0.86%(d)      0.55%      0.41%        0.46%        0.39%
   Ratio of Net Investment Income to Average Net Assets ..       0.51%         0.33%      0.23%        0.10%        0.33%
   Portfolio Turnover Rate ...............................      99.47%(c)     95.04      63.96%       89.30%       37.42%
Net Assets End of Period (000s Omitted) ..................   $624,401      $496,628   $770,915   $1,146,787   $1,382,473

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Excludes merger activity.

(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                          Market
                    Name of Issuer                            Shares      Value
                    --------------                           ---------   -------
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 0.8%
   Boeing Co. * ..........................................     111,300   $ 4,690

Air Freight & Couriers - 0.4%
   United Parcel Service, Inc. - Cl. B ...................      30,000     2,237

Beverages - 2.5%
   Anheuser-Busch Cos., Inc. .............................     100,000     5,268
   PepsiCo, Inc. * .......................................     223,800    10,434
                                                                         -------
                                                                          15,702
Biotechnology - 2.0%
   Amgen, Inc. * .........................................     198,900    12,292

Chemicals - 0.4%
   Rohm & Haas Co ........................................      58,900     2,516

Commercial Services & Supplies - 0.4%
   Ceridian Corp. * ......................................     113,400     2,375

Communications Equipment - 3.9%
   Cisco Systems, Inc. * .................................     900,000    21,861
   Comverse Technology, Inc. * ...........................     140,600     2,473
                                                                         -------
                                                                          24,334
Computers & Peripherals - 9.6%
   Dell, Inc. * ..........................................     367,400    12,477
   EMC Corp. * ...........................................     767,600     9,917
   Intel Corp. ...........................................     900,000    28,980
   International Business Machines Corp. .................      60,700     5,626
   Network Appliance, Inc. * .............................     142,000     2,915
                                                                         -------
                                                                          59,915
Diversified Financials - 4.4%
   Capital One Financial Corp. ...........................      55,100     3,377
   Citigroup, Inc. * .....................................     136,900     6,645
   Goldman Sachs Group, Inc. .............................      69,000     6,812
   Merrill Lynch & Co., Inc. * ...........................     128,500     7,537
   Wells Fargo & Co. * ...................................      55,900     3,292
                                                                         -------
                                                                          27,663
Diversified Telecommunication Services - 0.7%
   Nextel Communications, Inc. - Cl. A * .................     165,100     4,633

Electrical Equipment - 1.6%
   United Technologies Corp. * ...........................     107,900    10,226
Electronic Equipment & Instruments - 0.6%

   Sanmina Corp. * .......................................     273,200     3,445
Energy Equipment & Services - 0.7%
   Halliburton Co. * .....................................     167,700     4,360

Food & Drug Retailing - 0.5%
   Whole Foods Market, Inc. * ............................      42,100     2,826

Health Care Equipment & Supplies - 3.4%
   Boston Scientific Corp. * .............................     135,800     4,992
   Guidant Corp ..........................................      86,000     5,177
   Medtronic, Inc. * .....................................      43,000     2,091
   St. Jude Medical, Inc. * ..............................      58,600     3,595
   Zimmer Holdings, Inc. * ...............................      80,500   $ 5,667
                                                                         -------
                                                                          21,522
Health Care Providers & Services - 3.6%
   Anthem, Inc. * ........................................     100,900     7,567
   PacifiCare Health Systems, Inc. * .....................      81,200     5,489
   UnitedHealth Group, Inc. * ............................      55,000     3,200
   Wellpoint Health Networks, Inc. * .....................      61,900     6,004
                                                                         -------
                                                                          22,260
Hotels Restaurants & Leisure - 0.4%
   International Game Technology * .......................      77,300     2,760

Household Products - 1.5%
   Procter & Gamble Co. * ................................      96,100     9,598

Industrial Conglomerates - 9.0%
   3M Co. ................................................     140,000    11,904
   General Electric Co. * ................................   1,192,000    36,928
   Tyco International, Ltd. * ............................     278,700     7,386
                                                                         -------
                                                                          56,218
Insurance - 3.1%
   American International Group, Inc. * ..................      82,400     5,461
   Everest Re Group, Ltd .................................      35,400     2,995
   Hartford Financial Services Group,
     Inc. * ..............................................      49,400     2,916
   Metlife, Inc. * .......................................     150,000     5,051
   Progressive Corp. .....................................      38,300     3,201
                                                                         -------
                                                                          19,624
Internet & Catalog Retail - 0.4%
   eBay, Inc. * ..........................................      34,600     2,235

IT Consulting & Services - 2.3%
   Accenture, Ltd. - Cl. A * .............................     301,200     7,928
   Computer Sciences Corp. * .............................      73,000     3,229
   Electronic Data Systems Corp. * .......................      67,200     1,649
   SunGard Data Systems, Inc. * ..........................      44,300     1,227
                                                                         -------
                                                                          14,033
Machinery - 0.4%
   Danaher Corp. * .......................................      27,700     2,541

Media - 4.7%
   Clear Channel Communications, Inc. ....................      52,400     2,454
   Comcast Corp. - Cl. A .................................     269,200     8,849
   Interactive Corp ......................................     113,800     3,861
   Omnicom Group, Inc ....................................      51,000     4,454
   The Walt Disney Co. * .................................     186,300     4,346
   Time Warner, Inc. * ...................................     296,000     5,325
                                                                         -------
                                                                          29,289
Multiline Retail - 2.3%
   BJ's Wholesale Club, Inc. * ...........................     138,300     3,175
   Wal-Mart Stores, Inc. * ...............................     209,500    11,114
                                                                         -------
                                                                          14,289

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                      Market
            Name of Issuer                                 Shares     Value
            --------------                               ---------   --------
                                                                     (000's)

COMMON STOCK - Continued
Oil & Gas - 1.2%
   Murphy Oil Corp ...................................      61,000   $  3,984
   Newfield Exploration Co. * ........................      77,600      3,456
                                                                     --------
                                                                        7,440
Personal Products - 0.9%
   Avon Products,Inc .................................      86,800      5,858

Pharmaceuticals - 12.2%
   Abbott Laboratories * .............................     260,200     12,125
   Johnson & Johnson .................................     218,500     11,288
   Merck & Co., Inc. * ...............................     170,100      7,859
   Pfizer, Inc. * ....................................     985,800     34,828
   Watson Pharmaceuticals, Inc. * ....................      95,700      4,402
   Wyeth * ...........................................     137,200      5,824
                                                                     --------
                                                                       76,326
Semiconductor Equipment & Products - 6.6%
   Analog Devices, Inc. * ............................      80,300      3,666
   Applied Materials, Inc. * .........................     295,700      6,638
   Maxim Integrated Products, Inc. * .................      56,400      2,809
   Novellus Systems, Inc. * ..........................     151,000      6,349
   QLogic Corp. * ....................................     124,600      6,429
   Texas Instruments, Inc. * .........................     527,900     15,510
                                                                     --------
                                                                       41,401
Software - 8.2%
   Electronic Arts, Inc. * ...........................     170,300      8,137
   Mercury Interactive Corp. * .......................      57,100      2,778
   Microsoft Corp. * .................................   1,056,800     29,104
   Symantec Corp. * ..................................      79,800      2,765
   Veritas Software Corp. * ..........................     218,200      8,108
                                                                     --------
                                                                       50,892
Specialty Retail - 5.1%
   Best Buy Co., Inc. * ..............................      63,300      3,307
   Home Depot, Inc. * ................................     432,700     15,357
   Kohl's Corp. * ....................................      60,000      2,696
   Lowe's Cos., Inc. * ...............................      89,400      4,952
   Staples, Inc. * ...................................     112,600      3,074
   Tiffany & Co. * ...................................      53,700      2,427
                                                                     --------
                                                                       31,813
Textiles & Apparel - 0.9%
   Coach, Inc. * .....................................      88,700      3,349
   Nike, Inc. - Cl. B ................................      36,900      2,526
                                                                     --------
                                                                        5,875
Tobacco - 1.1%
   Altria Group, Inc .................................     126,300      6,873

Trading Companies & Distributors - 1.8%
   CDW Corp ..........................................     197,300     11,396

U.S. Government Agencies - 1.7%
   Federal National Mortgage Assoc. * ................     137,500     10,321
                                                                     --------
      TOTAL COMMON STOCK- ............................        99.3%   619,778

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 3.7%
   State Street Navigator Securities
      Lending Portfolio ..............................   $  23,022   $ 23,022

SHORT-TERM INVESTMENTS - 1.4%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ............................       9,006      9,006
                                                         ---------   --------
               TOTAL INVESTMENTS- ....................       104.4%   651,806
         Payables, less cash and receivables- ........        (4.4)%  (27,405)
                                                         ---------   --------
                  NET ASSETS- ........................       100.0%  $624,401
                                                         =========   ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                           Market Value
--------------                                           ------------
Alpine Securitization Corp., 1.12%, due 01/07/04           $ 29,995
Alpine Securitization Corp., 1.12%, due 01/06/04             19,998
Barclays US Fund, 1.10%, due 01/05/04                        29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                    20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                    25,000
Danske Corp., 1.07%, due 01/05/04                            49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04           17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04               18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04               31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                           Market Value
--------------                                           ------------
Mortgage Int. Networking, 0.98%, due 01/02/04              $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04             49,994
UBS Finance LLC, 1.02%, due 01/02/04                          3,917
UBS Finance LLC, 1.05%, due 01/02/04                          4,088
UBS Finance LLC, 0.96%, due 01/02/04                         35,000
                                                           --------
   Joint Trading Account Totals                            $385,633
                                                           ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $22,309                  $23,022

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $197,757, $128,244 and $35,226 which expire in 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $12. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $500 Million and   Excess Over
First $500 Million      $1 Billion       $1 Billion
------------------   ----------------   -----------
      0.80%                0.75%            0.70%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $9.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
$493,924          $482,979

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $611,816       $66,331       $(26,341)        $39,990

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $361,227         $39,990

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions
       from Ordinary     Distributions from
Year       Income      Long-Term Capital Gain   Return of Capital
----   -------------   ----------------------   -----------------
2003       $1,489                $--                  $2,175
2002        2,023                 --                      --

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

   Acquiring Fund       Target Fund
--------------------   -------------
VST Large Cap Growth   VA Technology

     These combinations provide for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

                   Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
 Acquiring Fund      Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
vs. Target Fund   Acquiring Fund    Net Assets   Depreciation    to Combination      After Combination
---------------   --------------   -----------   ------------   ----------------   --------------------
VST Large Cap
Growth vs.
VA Technology          1,083         $12,462       $(8,081)         $504,397             $516,859

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                      Disinterested Trustees

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                   Trustee              Expressive Arts Therapist,
c/o John Hancock Variable Series                                  Dana-Farber Cancer Institute;
Trust I                                                           President, The Advertising
John Hancock Place                                                Club of Greater Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                    Trustee              Executive Director,
c/o John Hancock Variable Series                                  Massachusetts Council of
Trust I                                                           Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                     Trustee              President and Chief Executive
c/o John Hancock Variable Series                                  Officer, East Boston Savings
Trust I                                                           Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                Trustee              Associate Professor and
c/o John Hancock Variable Series                                  Graduate Dean, The Graduate
Trust I                                                           School of the Wallace G.
John Hancock Place                                                Carroll School of Management,
Boston, Massachusetts 02117                                       Boston College

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                    Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                        and Trustee             Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)              Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Karen Q. Visconti (age 50)                  Secretary             Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Large Cap Growth B Fund (FORMERLY LARGE CAP AGGRESSIVE GROWTH FUND)
Independence Investment LLC                                 M. Lapman/J. Forelli
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 31.72%, outperforming its benchmark, the Russell
     1000 Growth Index.

..    Independence Investment LLC assumed management of the Fund effective
     December 15th. Independence implemented an investment strategy for the Fund that is substantially the same as the investment strategy it now employs for the Large Cap Growth Fund. Under that strategy, the Fund will invest primarily in large cap growth stocks.

..    The Fund outperformed its benchmark primarily due to favorable stock selection and sector allocation decisions. Stock selection was most favorable in the health care and industrial sectors, while the Fund's underweight to health care was also a major contributor.

..    The Fund's exposure to information technology was the largest contributor to absolute performance.

..    The manager uses both fundamental equity research and quantitative portfolio construction to identify stocks having both favorable valuations and improving earnings growth prospects. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

             Large Cap Growth B Fund   Russell 1000 (R) Growth Index
             -----------------------   ------------------------------
 8/31/1999          $10,001.40                   $10,000.00
 9/30/1999            9,947.52                     9,790.00
10/31/1999           10,811.20                    10,529.15
11/30/1999           11,047.17                    11,096.67
12/31/1999           12,017.99                    12,250.72
 1/31/2000           11,465.11                    11,676.16
 2/29/2000           11,568.56                    12,247.12
 3/31/2000           12,833.21                    13,124.02
 4/30/2000           12,363.75                    12,499.32
 5/31/2000           11,692.21                    11,869.35
 6/30/2000           12,284.41                    12,769.05
 7/31/2000           12,150.59                    12,236.58
 8/31/2000           12,933.21                    13,343.99
 9/30/2000           11,513.32                    12,081.65
10/31/2000           11,116.10                    11,510.18
11/30/2000            9,841.28                     9,813.58
12/31/2000            9,761.80                     9,503.47
 1/31/2001           10,390.26                    10,160.16
 2/28/2001            8,771.05                     8,434.97
 3/31/2001            8,017.74                     7,517.24
 4/30/2001            8,817.90                     8,468.18
 5/31/2001            8,853.13                     8,343.69
 6/30/2001            8,515.21                     8,150.12
 7/31/2001            8,402.89                     7,946.37
 8/31/2001            7,741.86                     7,296.35
 9/30/2001            7,248.77                     6,568.18
10/31/2001            7,531.95                     6,913.01
11/30/2001            8,238.03                     7,577.35
12/31/2001            8,327.36                     7,562.95
 1/31/2002            7,936.86                     7,429.09
 2/28/2002            7,563.94                     7,120.78
 3/31/2002            7,929.30                     7,367.16
 4/31/2002            7,322.94                     6,766.00
 5/31/2002            7,179.37                     6,602.26
 6/30/2002            6,687.27                     5,991.55
 7/31/2002            6,147.79                     5,662.02
 8/31/2002            6,250.92                     5,679.00
 9/30/2002            5,663.67                     5,090.09
10/31/2002            6,044.57                     5,556.85
11/30/2002            6,158.35                     5,858.59
12/31/2002            5,715.74                     5,453.76
 1/31/2003            5,553.20                     5,321.23
 2/28/2003            5,439.76                     5,296.76
 3/31/2003            5,649.72                     5,395.27
 4/31/03              6,138.57                     5,793.99
 5/31/2003            6,391.43                     6,083.11
 6/30/2003            6,360.32                     6,167.05
 7/31/2003            6,591.88                     6,320.61
 8/31/2003            6,835.05                     6,478.00
 9/30/2003            6,619.93                     6,408.68
10/31/2003            7,167.02                     6,768.85
11/30/2003            7,268.73                     6,839.92
12/31/2003            7,528.86                     7,076.58

Value on 12/31/2003
$7,529 Large Cap Growth B Fund
$7,077 Russell 1000 (R) Growth Index

MORNINGSTAR
CATEGORY+:

..    Large Growth

MORNINGSTAR
RISK+:

..    Average (VL/VUL)
..    Average (VA)

MORNINGSTAR
RATING+:

..    ****(VL/VUL)
..    ****(VA)

TOP TEN HOLDINGS (as of December 31, 2003)
                           % of
                          Assets
                          ------
General Electric Co.       5.7%
Pfizer, Inc.               5.6%
Microsoft Corp.            4.8%
Intel Corp.                4.6%
Cisco Systems, Inc.        3.5%
Home Depot, Inc.           2.7%
Texas Instruments, Inc.    2.4%
Amgen, Inc.                2.0%
Dell, Inc.                 2.0%
Abbott Laboratories        1.9%

AVERAGE ANNUAL TOTAL RETURNS*

                              Large Cap     Russell 1000(R)
                            Growth B Fund     Growth Index
                            -------------   ---------------
1 Year                          31.72%          29.76%
3 Years                         -8.29           -9.36
Since Inception (8/31/99)       -6.33           -7.67

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                             % of
                            Assets
                            ------
Information Technology       33.63%
Health Care                  20.88%
Industrials                  12.66%
Consumer Discretionary       11.47%
Consumer Staples              8.97%
Financials                    9.51%
Energy                        1.75%
Telecommunication
Services                      0.72%
Materials                     0.41%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 921 VL/VUL subaccounts and 1,733 VA subaccounts in the Morningstar Large Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 28,593
Net unrealized appreciation of investments .........................      1,985
Short-term investments at value ....................................         26
                                                                       --------
      Total investments ............................................     30,604
Cash ...............................................................         95
Foreign currency at value (cost $386) ..............................        390
Receivable for:
   Dividends .......................................................         26
                                                                       --------
Total assets .......................................................     31,115
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................        180
   Fund shares purchased ...........................................          3
   Other liabilities ...............................................         13
                                                                       --------
Total liabilities ..................................................        196
                                                                       --------
Net assets .........................................................   $ 30,919
                                                                       ========
Shares of beneficial interest outstanding ..........................      4,863
                                                                       --------
Net asset value per share ..........................................   $   6.36
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 44,162
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (15,232)
   Net unrealized appreciation of:
      Investments ..................................................      1,985
      Translation of assets and liabilities in foreig
         currencies ................................................          4
                                                                       --------
Net assets .........................................................   $ 30,919
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................    $    5
      Dividends .....................................................       234
      Securities lending ............................................         1
                                                                         ------
Total investment income .............................................       240
                                                                         ------
EXPENSES
      Investment advisory fee .......................................       235
      Auditors fees .................................................         4
      Custodian fees ................................................        10
      Legal fees ....................................................         2
      Printing & mailing fees .......................................         7
      Trustees' fees ................................................         1
      Other fees ....................................................         2
                                                                         ------
Total expenses ......................................................       261
      Less expenses reimbursed ......................................        (1)
                                                                         ------
Net expenses ........................................................       260
                                                                         ------
Net investment loss .................................................       (20)
                                                                         ------

REALIZED AND UNREALIZED GAIN
      Net realized gain on investments ..............................     2,092
   Change in unrealized appreciation on:
      Investments ...................................................     5,299
      Translation of assets and liabilities in foreign
         currencies .................................................         4
                                                                         ------
Net realized and unrealized gain ....................................     7,395
                                                                         ------
Net increase in net assets resulting from
   operations .......................................................    $7,375
                                                                         ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                           Year Ended     Year Ended
                                                                          December 31,    December 31,
                                                                              2003           2002
                                                                          ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss ................................................      $   (20)       $    (46)
   Net realized gain (loss) ...........................................        2,092         (10,039)
   Change in net unrealized appreciation (depreciation) ...............        5,303          (2,376)
                                                                             -------        --------
      Net increase (decrease) in net assets resulting from operations..        7,375         (12,461)
Distributions to shareholders from:
   Realized gains .....................................................       (4,077)
                                                                             -------
      Decrease in net assets resulting from distributions..............       (4,077)
From fund share transactions:
   Proceeds from shares sold ..........................................        6,187           7,724
   Distributions reinvested ...........................................        4,077
   Payment for shares redeemed ........................................       (6,892)        (10,752)
                                                                             -------        --------
      Increase (decrease) in net assets from fund share transactions...        3,372          (3,028)
                                                                             -------        --------
NET INCREASE (DECREASE) IN NET ASSETS .................................        6,670         (15,489)

NET ASSETS
   Beginning of Period ................................................       24,249          39,738
                                                                             -------        --------
   End of Period ......................................................      $30,919        $ 24,249
                                                                             =======        ========
Analysis of fund share transactions:
   Sold ...............................................................          991           1,161
   Reinvested .........................................................          649
   Redeemed ...........................................................       (1,129)         (1,704)
                                                                             -------        --------
Net increase (decrease) in fund shares outstanding ....................          511            (543)
                                                                             =======        ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                 Large Cap Growth B Fund
                                                            ----------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                            ----------------------------------------------------------------
                                                                                                                 Period from
                                                                                                                August 31, to
                                                                                                                 December 31,
                                                            2003(g)        2002         2001         2000          1999(f)
                                                            -------      -------      -------      -------      -------------
Net Assets Value at Beginning of Period .................   $  5.57      $  8.12      $  9.52      $ 11.94         $ 10.00
Income from Investment Operations:
   Net Investment Income (Loss) .........................        (h)        0.01)        0.01        (0.03)          (0.01)
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ....................................      1.76        (2.54)       (1.41)       (2.21)           2.03
                                                            -------      -------      -------      -------         -------
   Total From Investment Operations .....................      1.76        (2.55)       (1.40)       (2.24)           2.02
Less Distributions:
   Distribution from Net Realized Gains on Investments...     (0.97)                                 (0.01)          (0.08)
   Distribution from Excess of Net Investment Income/
      Gains .............................................                                            (0.06)
   Distribution from Capital Paid-in ....................                                            (0.11)
                                                            -------                                -------         -------
   Total Distributions ..................................     (0.97)                                 (0.18)          (0.08)
                                                            -------      -------      -------      -------         -------
Net Assets Value at End of Period .......................   $  6.36      $  5.57      $  8.12      $  9.52         $ 11.94
                                                            =======      =======      =======      =======         =======
Total Investment Return(b) ..............................     31.72%      (31.36)%     (14.69)%     (18.77)%         20.18%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ....      0.99%(e)     0.97%(e)     0.97%(e)     1.00%(e)        1.08%(d)(e)
   Ratio of Net Investment Loss to Average Net Assets ...     (0.08)%      (0.14)%      (0.06)%      (0.37)%         (0.39)%(d)
   Portfolio Turnover Rate ..............................    220.12%       61.67%       87.90%       75.97%          18.97%(c)
Net Assets End of Period (000s Omitted) .................   $30,919      $24,249      $39,738      $26,244         $15,074

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .99%, .98%, 1.06%, 1.05%, and 1.17% for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(f)  Commencement of operations.

(g) The Fund entered into a new sub-advisory agreement with Independence during the period shown.

(h) Amount is less than $0.01.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP GROWTH B FUND

                                                                         Market
                   Name of Issuer                               Shares    Value
                   --------------                               ------   ------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.2%
   Boeing Co. * .............................................    7,000   $  295
   Rockwell Collins, Inc. * .................................    2,100       63
                                                                         ------
                                                                            358

Air Freight & Couriers - 0.3%
   United Parcel Service, Inc. - Cl. B ......................    1,200       89

Banks - 0.5%
   Bank of New York Co., Inc ................................    4,600      152

Beverages - 2.4%
   Anheuser-Busch Cos., Inc .................................    4,600      242
   PepsiCo, Inc. * ..........................................   10,800      504
                                                                         ------
                                                                            746

Biotechnology - 1.9%
   Amgen, Inc. * ............................................    9,700      599

Chemicals - 0.4%
   Rohm & Haas Co ...........................................    2,900      124

Commercial Services & Supplies - 0.4%
   Ceridian Corp. * .........................................    5,300      111

Communications Equipment - 3.9%
   Cisco Systems, Inc. * ....................................   43,900    1,066
   Comverse Technology, Inc. * ..............................    6,900      122
                                                                         ------
                                                                          1,188

Computers & Peripherals - 9.7%
   Dell, Inc. * .............................................   17,600      598
   EMC Corp. * ..............................................   40,600      524
   Intel Corp ...............................................   43,900    1,414
   International Business Machines Corp .....................    3,500      324
   Network Appliance, Inc. * ................................    6,900      142
                                                                         ------
                                                                          3,002

Diversified Financials - 4.6%
   Capital One Financial Corp ...............................    2,600      159
   Citigroup, Inc. * ........................................    7,000      340
   Goldman Sachs Group, Inc .................................    4,100      405
   Merrill Lynch & Co., Inc. * ..............................    6,100      358
   Wells Fargo & Co. * ......................................    2,700      159
                                                                         ------
                                                                          1,421

Diversified Telecommunication Services - 0.7%
   Nextel Communications, Inc. - Cl. A * ....................    7,900      222

Electrical Equipment - 1.6%
   United Technologies Corp. * ..............................    5,200      493

Electronic Equipment & Instruments - 0.6%
   Sanmina Corp. * ..........................................   14,000      177

Energy Equipment & Services - 0.5%
   Halliburton Co. * ........................................    6,100      159

Food & Drug Retailing - 0.4%
   Whole Foods Market, Inc. * ...............................    2,000      134

Health Care Equipment & Supplies - 3.2%
   Boston Scientific Corp. * ................................    8,100   $  298
   Guidant Corp .............................................    4,100      247
   St. Jude Medical, Inc. * .................................    2,800      172
   Zimmer Holdings, Inc. * ..................................    3,900      274
                                                                         ------
                                                                            991

Health Care Providers & Services - 3.5%
   Anthem, Inc. * ...........................................    4,800      360
   DaVita, Inc. * ...........................................    3,700      144
   PacifiCare Health Systems, Inc. * ........................    3,900      263
   UnitedHealth Group, Inc. * ...............................    1,800      105
   Wellpoint Health Networks, Inc. * ........................    2,100      204
                                                                         ------
                                                                          1,076

Hotels Restaurants & Leisure - 0.5%
   International Game Technology * ..........................    4,400      157

Household Products - 1.5%
   Procter & Gamble Co. * ...................................    4,700      469

Industrial Conglomerates - 8.7%
   3M Co ....................................................    7,000      595
   General Electric Co. * ...................................   56,200    1,742
   Tyco International, Ltd. * ...............................   13,400      355
                                                                         ------
                                                                          2,692

Insurance - 2.7%
   American International Group, Inc. * .....................    4,200      278
   Everest Re Group, Ltd ....................................    1,700      144
   Hartford Financial Services Group, Inc. * ................    2,400      141
   Metlife, Inc. * ..........................................    3,500      118
   Progressive Corp .........................................    1,900      159
                                                                         ------
                                                                            840

IT Consulting & Services - 2.2%
   Accenture, Ltd. - Cl. A * ................................   14,500      381
   Computer Sciences Corp. * ................................    3,500      155
   Electronic Data Systems Corp. * ..........................    6,100      150
                                                                         ------
                                                                            686

Machinery - 0.8%
   Danaher Corp. * ..........................................    2,600      239

Media - 4.6%
   Clear Channel Communications, Inc ........................    2,500      117
   Comcast Corp. - Cl. A ....................................   12,900      424
   Interactive Corp .........................................    5,500      187
   Omnicom Group, Inc .......................................    1,800      157
   The Walt Disney Co. * ....................................   11,900      278
   Time Warner, Inc. * ......................................   14,200      255
                                                                         ------
                                                                          1,418

Multiline Retail - 2.4%
   BJ's Wholesale Club, Inc. * ..............................    8,800      202
   Wal-Mart Stores, Inc. * ..................................   10,100      536
                                                                         ------
                                                                            738

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP GROWTH B FUND

                                                                         Market
                   Name of Issuer                              Shares    Value
                   --------------                              ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Oil & Gas - 1.2%
   Murphy Oil Corp .........................................    2,900   $   189
   Newfield Exploration Co. * ..............................    4,200       187
                                                                        -------
                                                                            376

Personal Products - 0.9%
   Avon Products, Inc ......................................    4,300       290

Pharmaceuticals - 12.0%
   Abbott Laboratories * ...................................   12,800       597
   Johnson & Johnson .......................................   10,400       537
   Merck & Co., Inc. * .....................................    8,300       383
   Pfizer, Inc. * ..........................................   48,200     1,703
   Watson Pharmaceuticals, Inc. * ..........................    4,700       216
   Wyeth * .................................................    6,600       280
                                                                        -------
                                                                          3,716

Semiconductor Equipment & Products - 6.6%
   Analog Devices, Inc. * ..................................    3,900       178
   Applied Materials, Inc. * ...............................   14,200       319
   Maxim Integrated Products, Inc. * .......................    3,800       189
   Novellus Systems, Inc. * ................................    7,300       307
   QLogic Corp. * ..........................................    6,000       310
   Texas Instruments, Inc. * ...............................   25,400       746
                                                                        -------
                                                                          2,049

Software - 8.3%
   Electronic Arts, Inc. * .................................    8,400       401
   Mercury Interactive Corp. * .............................    3,500       170
   Microsoft Corp. * .......................................   53,000     1,460
   Symantec Corp. * ........................................    3,900       135
   Veritas Software Corp. * ................................   10,400       387
                                                                        -------
                                                                          2,553

Specialty Retail - 5.3%
   Best Buy Co., Inc. * ....................................    3,000       157
   Home Depot, Inc. * ......................................   23,500       834
   Kohl's Corp. * ..........................................    3,500       157
   Lowe's Cos., Inc. * .....................................    4,300       238
   Staples, Inc. * .........................................    5,400       147
   Tiffany & Co. * .........................................    2,600       118
                                                                        -------
                                                                          1,651

Textiles & Apparel - 0.9%
   Coach, Inc. * ...........................................    4,200       159
   Nike, Inc. - Cl. B ......................................    1,800       123
                                                                        -------
                                                                            282

Tobacco - 1.2%
   Altria Group, Inc .......................................    6,700       365

Trading Companies & Distributors - 1.7%
   CDW Corp ................................................    9,000       520

U.S. Government Agencies - 1.6%
   Federal National Mortgage Assoc. * ......................    6,600       495
                                                                        -------
      TOTAL COMMON STOCK- ..................................     98.9%   30,578

SHORT-TERM INVESTMENTS - 0.1%
   Investment in joint trading account (Note B)
      1.061% due 01/02/04 ..................................   $   26   $    26
                                                               ------   -------
      TOTAL INVESTMENTS- ...................................     99.0%   30,604
         Cash and Receivables, less payables- ..............      1.0%      315
                                                               ------   -------
            NET ASSETS- ....................................    100.0%  $30,919
                                                               ======   =======

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Large Cap Growth B Fund, (formerly Large Cap Aggressive Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04      $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                  29,997
Cargill Asia Pacific, 1.06%, due 01/02/04              20,000
Cargill Asia Pacific, 1.05%, due 01/02/04              25,000
Danske Corp., 1.07%, due 01/05/04                      49,996

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                                     Market Value
--------------                                                     ------------
Greenwich CPL Holding Funding, 0.95%, due 01/02/04                  $ 17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04                        18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04                        31,156
Mortgage Int. Networking,  0.98%, due 01/02/04                        50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04                      49,994
UBS Finance LLC, 1.02%, due  01/02/04                                  3,917
UBS Finance LLC, 1.05%, due  01/02/04                                  4,088
UBS Finance LLC, 0.96%, due  01/02/04                                 35,000
                                                                    --------
   Joint Trading Account Totals                                     $385,633
                                                                    ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
          $90                       1.84%               $--

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $5,580 and $9,628 which expire in 2009 and 2010, respectively.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $3. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                         Between
                    $10 Million and   Excess Over
First $10 Million     $20 Million     $20 Million
-----------------   ---------------   -----------
      1.00%              0.875%          0.75%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $1 to the Fund.

     As of December 15, 2003, John Hancock has entered into a Sub-Advisory Agreement with Janus Capital Corp., with respect to the Fund. Janus Capital Corp. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHV-LAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $56,914           $57,665

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $28,642       $2,005          $(44)           $1,961

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed    Undistributed
  Ordinary      Net Long-Term-    Capital Loss   Net Unrealized
   Income        Capital Gain    Carryforwards    Appreciation
-------------   --------------   -------------   --------------
     $--              $--           $15,208           $1,961

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003        $822                     $--                  $3,255
2002          --                      --                      --

     Included in the Fund's 2003 distributions from ordinary income is $822 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                        With Trust                 During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                     Trustee            Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                      Trustee            Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                       Trustee            President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   -----------------------------  ------------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                          and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)              Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                            Positions Held               Principal Occupation(s)
Name, Address and Age                         With Trust                 During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Karen Q. Visconti (age 50)                    Secretary           Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)               Assistant Secretary      Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Growth B Fund (formerly, Large Cap Aggressive Growth Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Growth B Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Large Cap Value Fund
T. Rowe Price Associates, Inc.                                   Brian C. Rogers
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 25.51% underperforming its benchmark, the
     Russell 1000 Value Index.

..    The Fund underperformed its benchmark due to both unfavorable stock selection and sector allocation decisions. The allocation to cash was the biggest detractor to relative returns, followed by an overweight to health care, and an underweight to financials.

..    The Fund's exposure to financials was the largest contributor to absolute performance followed by consumer discretionary. The only detractor to absolute returns was the Fund's exposure to the telecommunications services sector; all other sectors had positive absolute returns.

..    The top and bottom contributors to absolute returns came from a variety of sectors. FleetBoston Financial was among the top performers, gaining significantly on fourth-quarter news that it would be taken over by Bank of America. McDonald's Corp. also contributed strongly, gaining nearly 57% for the year, as did the cyclically sensitive Cooper Industries Ltd., which climbed approximately 64%. The main detractors included Schering Plough and Merck & Co.

..    The portfolio continues to overweight Consumer Discretionary stocks (18% of the portfolio versus 12% of Index) as well as the Industrials & Business Services sector (14% versus 8%), while significantly underweighting the Financials sector (18% versus 35%) as the manager's diversified approach will prevent such a concentration in any single sector.

..    The Fund employs a bottom-up, value-oriented investment approach, focusing on companies with an above-average dividend yield and low P/E ratios. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Large Cap Value Fund   Russell 1000(R) Value Index
             --------------------   ---------------------------
 5/01/1996        $10,000.00                $10,000.00
 5/31/1996         10,190.10                 10,125.00
 6/30/1996         10,255.44                 10,133.10
 7/31/1996          9,976.73                  9,750.07
 8/31/1996         10,186.40                 10,028.92
 9/30/1996         10,618.31                 10,428.07
10/31/1996         10,859.97                 10,831.64
11/30/1996         11,451.49                 11,616.93
12/31/1996         11,390.49                 11,468.24
 1/31/1997         11,698.63                 12,024.44
 2/28/1997         11,978.55                 12,201.20
 3/31/1997         11,723.70                 11,761.96
 4/30/1997         12,015.78                 12,255.96
 5/31/1997         12,581.98                 12,941.07
 6/30/1997         13,059.33                 13,496.24
 7/31/1997         13,805.38                 14,511.16
 8/31/1997         13,446.75                 13,994.56
 9/30/1997         14,081.22                 14,839.84
10/31/1997         13,702.79                 14,425.80
11/30/1997         14,220.24                 15,063.42
12/31/1997         14,643.15                 15,503.28
 1/31/1998         14,538.38                 15,283.13
 2/28/1998         15,249.44                 16,311.68
 3/31/1998         15,953.52                 17,309.96
 4/30/1998         15,868.52                 17,425.94
 5/31/1998         15,597.70                 17,168.03
 6/30/1998         15,560.91                 17,387.78
 7/31/1998         15,106.21                 17,081.76
 8/31/1998         13,634.12                 14,539.99
 9/30/1998         14,372.95                 15,374.59
10/31/1998         15,260.79                 16,566.12
11/30/1998         15,883.54                 17,338.10
12/31/1998         15,998.55                 17,927.60
 1/31/1999         15,599.14                 18,071.02
 2/28/1999         15,469.51                 17,816.21
 3/31/1999         15,888.98                 18,185.01
 4/30/1999         17,600.38                 19,883.49
 5/31/1999         17,468.51                 19,664.77
 6/30/1999         17,931.74                 20,235.05
 7/31/1999         17,537.40                 19,642.16
 8/31/1999         17,002.92                 18,913.44
 9/30/1999         16,393.18                 18,251.47
10/31/1999         16,973.31                 19,302.75
11/30/1999         16,677.76                 19,152.19
12/31/1999         16,523.23                 19,244.12
 1/31/2000         15,751.49                 18,616.76
 2/29/2000         14,460.48                 17,233.54
 3/31/2000         16,066.35                 19,336.03
 4/30/2000         16,208.49                 19,111.73
 5/31/2000         16,986.85                 19,312.41
 6/30/2000         16,140.25                 18,429.83
 7/31/2000         16,307.88                 18,660.20
 8/31/2000         17,099.71                 19,697.71
 9/30/2000         17,217.75                 19,878.93
10/31/2000         18,042.94                 20,367.95
11/30/2000         17,844.82                 19,612.30
12/31/2000         18,666.73                 20,594.87
 1/31/2001         18,862.89                 20,675.19
 2/28/2001         18,596.01                 20,100.42
 3/31/2001         18,091.65                 19,390.88
 4/30/2001         18,860.08                 20,341.03
 5/31/2001         19,493.18                 20,798.71
 6/30/2001         19,103.75                 20,336.97
 7/31/2001         19,164.93                 20,294.27
 8/31/2001         18,812.38                 19,480.47
 9/30/2001         17,549.96                 18,109.04
10/31/2001         17,546.13                 17,953.30
11/30/2001         18,572.03                 18,996.39
12/31/2001         18,899.46                 19,442.81
 1/31/2002         18,870.94                 19,293.10
 2/28/2002         19,144.78                 19,323.96
 3/31/2002         19,743.81                 20,237.99
 4/30/2002         19,186.34                 19,543.83
 5/31/2002         19,398.10                 19,641.54
 6/30/2002         18,171.39                 18,514.12
 7/31/2002         16,595.03                 16,792.31
 8/31/2002         16,777.86                 16,919.93
 9/30/2002         15,032.73                 15,038.43
10/31/2002         15,969.11                 16,152.78
11/30/2002         17,101.17                 17,170.41
12/31/2002         16,396.69                 16,425.21
 1/31/2003         15,658.57                 16,027.72
 2/28/2003         15,364.89                 15,599.78
 3/31/2003         15,394.86                 15,626.30
 4/30/2003         16,749.60                 17,001.41
 5/31/2003         17,810.41                 18,099.70
 6/30/2003         17,971.17                 18,325.95
 7/31/2003         18,077.87                 18,599.01
 8/31/2003         18,396.79                 18,889.15
 9/30/2003         18,230.43                 18,704.04
10/31/2003         19,145.32                 19,848.73
11/30/2003         19,235.03                 20,118.67
12/31/2003         20,579.04                 21,357.98

Value on 12/31/03:
------------------
$20,579 Large Cap Value Fund
$21,358 Russell 1000(R) Value Index

MORNINGSTAR
CATEGORY+:

..    Large Value

MORNINGSTAR
RISK+:

..    Below Average (VL/VUL)

..    Below Average (VA)

MORNINGSTAR
RATING +:

..    ***** (VL/VUL)

..    ***** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                               % of
                                              Assets
                                              ------
ExxonMobil Corp.                               2.1%
ChevronTexaco Corp.                            1.9%
Merck & Co., Inc.                              1.9%
Honeywell International, Inc.                  1.8%
Bristol-Myers Squibb Co.                       1.7%
General Electric Co.                           1.6%
Verizon Communications                         1.6%
FleetBoston Financial Corp.                    1.5%
Cooper Industries, Ltd.                        1.5%
Bank One Corp.                                 1.5%

AVERAGE ANNUAL TOTAL RETURNS*

                                 Large Cap   Russell 1000(R)
                                Value Fund     Value Index
                                ----------   ---------------
1 Year                            25.51%          30.03%
3 Years                            3.30            1.22
5 Years                            5.16            3.56
Since Inception(5/1/96)            9.86           10.40

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                               % of
                              Assets
                              ------
Financials                    19.20%
Consumer Discretionary        18.34%
Industrials                   14.24%
Energy                        10.06%
Health Care                    9.99%
Consumer Staples               7.01%
Materials                      6.57%
Telecommunication Services     5.65%
Utilities                      4.54%
Information Technology         4.39%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 538 VL/VUL subaccounts and 1,013 VA subaccounts in the Morningstar Large Value category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $9,631 of
   securities loaned (Note B)) .....................................   $325,767
Net unrealized appreciation of investments .........................     28,538
Short-term investments at value ....................................     21,768
                                                                       --------
      Total investments ............................................    376,073
Receivable for:
   Investments sold ................................................        103
   Interest ........................................................         51
   Dividends .......................................................        916
                                                                       --------
Total assets .......................................................    377,143
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................      1,109
   Fund shares purchased ...........................................        454
   Collateral for securities on loan ...............................      9,918
   Other liabilities ...............................................         99
                                                                       --------
Total liabilities ..................................................     11,580
                                                                       --------
Net assets .........................................................   $365,563
                                                                       ========
Shares of beneficial interest outstanding ..........................     25,277
                                                                       --------
Net asset value per share ..........................................   $  14.46
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................    337,409
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................       (507)
   Undistributed net investment income .............................        123
   Net unrealized appreciation of investments ......................     28,538
                                                                       --------
Net assets .........................................................   $365,563
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ....................................................   $    166
      Dividends ...................................................      7,715
      Securities lending ..........................................         20
                                                                      --------
Total investment income ...........................................      7,901
                                                                      --------
EXPENSES
      Investment advisory fee .....................................      2,242
      Auditors fees ...............................................         40
      Custodian fees ..............................................         93
      Legal fees ..................................................         20
      Printing & mailing fees .....................................         24
      Trustees' fees ..............................................          9
      Other fees ..................................................         13
                                                                      --------
Total expenses ....................................................      2,441
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C).................         (7)
                                                                      --------
Net expenses ......................................................      2,434
                                                                      --------
Net investment income .............................................      5,467
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments .................................................      5,122
      Foreign currency transactions ...............................         (7)
   Change in unrealized appreciation on investments ...............     61,944
                                                                      --------
Net realized and unrealized gain ..................................     67,059
                                                                      --------
Net increase (decrease) in net assets resulting from
   operations .....................................................   $ 72,526
                                                                      ========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ................................................     $  5,467       $  4,352
   Net realized gain ....................................................        5,115          2,769
   Change in net unrealized appreciation (depreciation) .................       61,944        (45,256)
                                                                              --------       --------
      Net increase (decrease) in net assets resulting from operations ...       72,526        (38,135)
Distributions to shareholders from:
   Net investment income ................................................       (5,790)        (4,351)
   Realized gains .......................................................       (5,006)        (3,600)
                                                                              --------       --------
      Decrease in net assets resulting from distributions ...............      (10,796)        (7,951)
From fund share transactions:
   Proceeds from shares sold ............................................      120,218        110,232
   Distributions reinvested .............................................       10,796          7,951
   Payment for shares redeemed ..........................................      (87,322)       (72,602)
                                                                              --------       --------
      Increase in net assets from fund share transactions ...............       43,692         45,581
                                                                              --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...................................      105,422           (505)

NET ASSETS
   Beginning of Period ..................................................      260,141        260,646
                                                                              --------       --------
   End of Period ........................................................     $365,563       $260,141
                                                                              ========       ========
Analysis of fund share transactions:
   Sold .................................................................        9,472          8,372
   Reinvested ...........................................................          801            637
   Redeemed .............................................................       (6,839)        (5,580)
                                                                              --------       --------
Net increase in fund shares outstanding .................................        3,434          3,429
                                                                              ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                            Large Cap Value Fund
                                                           ---------------------------------------------------------
                                                                            Year Ended December 31,
                                                           ---------------------------------------------------------
                                                             2003          2002        2001       2000       1999
                                                           --------      --------    --------   --------   --------
Net Assets Value at Beginning of Period ................   $  11.91      $  14.15    $  14.38   $  13.49   $  14.02
Income from Investment Operations:
   Net Investment Income ...............................       0.23          0.22        0.22       0.27       0.27
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ...................................       2.76         (2.07)      (0.05)      1.45       0.18
                                                           --------      --------    --------   --------   --------
   Total From Investment Operations ....................       2.99         (1.85)       0.17       1.72       0.45
Less Distributions:
   Distribution from Net Investment Income .............      (0.24)        (0.22)      (0.22)     (0.28)     (0.27)
   Distribution from Net Realized Gains on
      Investments ......................................      (0.20)        (0.17)      (0.18)     (0.53)     (0.71)
   Distribution from Excess of Net Investment Income/
      Gains ............................................                                           (0.01)
   Distribution from Capital Paid-in ...................                                           (0.01)
                                                           --------      --------    --------   --------   --------
   Total Distributions .................................      (0.44)        (0.39)      (0.40)     (0.83)     (0.98)
                                                           --------      --------    --------   --------   --------
Net Assets Value at End of Period ......................   $  14.46      $  11.91    $  14.15   $  14.38   $  13.49
                                                           ========      ========    ========   ========   ========
Total Investment Return(b) .............................      25.51%       (13.24)%      1.25%     12.97%      3.28%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ...       0.82%(c)      0.83%       0.82%      0.78%      0.85%
   Ratio of Net Investment Income to Average Net
      Assets ...........................................       1.83%         1.67%       1.54%      2.04%      1.88%
   Portfolio Turnover Rate .............................      17.73%        16.04%      18.19%     42.12%     32.62%
Net Assets End of Period (000s Omitted) ................   $365,563      $260,141    $260,646   $204,535   $155,849

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                        Market
                   Name of Issuer                             Shares    Value
                   --------------                            -------   -------
                                                                       (000's)

COMMON STOCK

Aerospace & Defense - 2.9%
   Boeing Co. * ..........................................    48,900   $ 2,061
   Lockheed Martin Corp. .................................    33,100     1,701
   Raytheon Co. * ........................................   112,300     3,374
   Rockwell Collins, Inc. * ..............................   110,500     3,318
                                                                       -------
                                                                        10,454

Automobiles - 0.4%
   Ford Motor Co. ........................................    93,000     1,488

Banks - 7.6%
   Bank of America Corp. * ...............................    39,500     3,177
   Bank One Corp. * ......................................   114,800     5,234
   FleetBoston Financial Corp. ...........................   124,572     5,437
   JP Morgan Chase & Co. .................................    92,430     3,395
   Mellon Financial Corp. * ..............................   107,600     3,455
   Mercantile Bankshares Corp. ...........................    51,000     2,325
   National City Corp. * .................................    55,600     1,887
   Northern Trust Corp. ..................................    40,800     1,894
   Wilmington Trust Corp. * ..............................    27,100       976
                                                                       -------
                                                                        27,780

Beverages - 0.2%
   Brown-Forman Corp. - Cl. B * ..........................     9,300       869

Chemicals - 3.6%
   Dow Chemical Co. * ....................................    92,700     3,854
   E.I. du Pont de Nemours & Co. * .......................    81,100     3,722
   Great Lakes Chemical Corp. ............................    71,700     1,949
   Hercules, Inc. * ......................................   135,500     1,653
   International Flavors & Fragrances, Inc. * ............    59,500     2,078
                                                                       -------
                                                                        13,256

Commercial Services & Supplies - 3.2%
   Dun & Bradstreet Corp. ................................    33,700     1,709
   Honeywell International, Inc. .........................   194,300     6,495
   Waste Management, Inc. * ..............................   119,590     3,540
                                                                       -------
                                                                        11,744

Communications Equipment - 1.6%
   Lucent Technologies, Inc. * ...........................   224,200       637
   Motorola, Inc. ........................................   214,900     3,024
   Nokia Oyj - ADR .......................................   119,200     2,026
                                                                       -------
                                                                         5,687

Computers & Peripherals - 1.1%
   Hewlett-Packard Co. * .................................   183,288     4,210

Construction Materials - 0.6%
   Nucor Corp. ...........................................    39,600     2,218

Credit Card - 1.1%
   American Express Co. * ................................    82,200     3,965

Diversified Financials - 2.3%
   Citigroup, Inc. * .....................................    60,166     2,920
   Janus Capgroup, Inc. ..................................    39,900       655

   Morgan Stanley, Dean Witter, Discover &
     Co. .................................................    46,400   $ 2,685
   Wells Fargo & Co. * ...................................    34,500     2,032
                                                                       -------
                                                                         8,292

Diversified Telecommunication Services - 5.4%
   Alltel Corp. * ........................................    61,100     2,846
   AT&T Corp. * ..........................................   105,420     2,140
   Qwest Communications International, Inc. ..............   638,100     2,757
   SBC Communications, Inc. * ............................   152,755     3,982
   Sprint Corp. * ........................................   158,100     2,596
   Verizon Communications * ..............................   158,716     5,568
                                                                       -------
                                                                        19,889

Electric Utilities - 2.3%
   Constellation Energy Group, Inc. * ....................    80,000     3,133
   Firstenergy Corp. * ...................................    66,000     2,323
   Teco Energy, Inc. * ...................................    27,100       390
   TXU Corp. .............................................   108,800     2,581
                                                                       -------
                                                                         8,427

Electrical Equipment - 3.1%
   Cooper Industries, Ltd. - Cl. A * .....................    91,600     5,306
   Emerson Electric Co. ..................................    29,400     1,904
   Hubbell, Inc. - Cl. B .................................    36,700     1,618
   Rockwell International Corp. * ........................    74,600     2,656
                                                                       -------
                                                                        11,484

Energy Equipment & Services - 0.9%
   Baker Hughes, Inc. * ..................................    28,800       926
   Schlumberger, Ltd. * ..................................    41,700     2,282
                                                                       -------
                                                                         3,208

Food & Drug Retailing - 0.1%
   Winn-Dixie Stores, Inc. * .............................    26,900       268
Food Products - 2.9%
   Campbell Soup Co. * ...................................   119,700     3,208
   ConAgra, Inc. .........................................    52,900     1,396
   General Mills, Inc. * .................................    46,400     2,102
   McCormick & Co., Inc. .................................    10,500       316
   Unilever NV * .........................................    52,800     3,449
                                                                       -------
                                                                        10,471

Gas Utilities - 0.3%
   El Paso Corp. .........................................   119,900       982

Health Care Equipment & Supplies - 1.4%
   Baxter International, Inc. ............................   118,500     3,617
   Becton, Dickinson & Co. * .............................    33,200     1,366
                                                                       -------
                                                                         4,983

Hotels Restaurants & Leisure - 1.1%
   McDonald's Corp. * ....................................   165,300     4,104

Household Durables - 2.4%
   Black & Decker Corp. * ................................    27,400     1,352

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                        Market
                   Name of Issuer                             Shares    Value
                   --------------                            -------   -------
                                                                       (000's)

COMMON STOCK - Continued

Household Durables - Continued
   Fortune Brands, Inc. * ................................    51,900   $ 3,710
   Newell Rubbermaid, Inc. ...............................   158,800     3,616
                                                                       -------
                                                                         8,678

Household Products - 1.5%
   Clorox Co. * ..........................................    43,000     2,088
   Kimberly-Clark Corp. * ................................    58,300     3,445
                                                                       -------
                                                                         5,533

Industrial Conglomerates - 1.6%
   General Electric Co. * ................................   185,300     5,741

Insurance - 7.1%
   American International Group, Inc. * ..................    29,346     1,945
   Chubb Corp. * .........................................    42,100     2,867
   CIGNA Corp. * .........................................    56,500     3,249
   Lincoln National Corp. * ..............................    75,331     3,041
   Marsh & McLennan Cos., Inc. * .........................    92,200     4,416
   Safeco Corp. * ........................................    92,200     3,589
   St. Paul Cos., Inc ....................................    56,652     2,246
   Travelers Property Casualty Corp. - Cl. B. ............   112,500     1,909
   UnumProvident Corp. * .................................   165,800     2,615
                                                                       -------
                                                                        25,877

Leisure Equipment & Products - 1.8%
   Eastman Kodak Co. * ...................................   158,900     4,079
   Hasbro, Inc. * ........................................   109,600     2,332
                                                                       -------
                                                                         6,411

Machinery - 0.9%
   Pall Corp. * ..........................................   122,200     3,279

Media - 7.5%
   Comcast Corp. - Cl. A .................................   102,581     3,372
   Dow Jones & Co., Inc. * ...............................    82,300     4,103
   Knight-Ridder, Inc. * .................................    46,500     3,598
   New York Times Co. - Cl. A * ..........................    85,000     4,062
   Readers Digest Association, Inc. - Cl. A * ............    29,300       429
   The Walt Disney Co. * .................................   189,800     4,428
   Time Warner, Inc. * ...................................   283,400     5,098
   Viacom, Inc. - Cl. B * ................................    53,000     2,352
                                                                       -------
                                                                        27,442

Metals & Mining - 0.6%
   Alcoa, Inc. * .........................................    53,900     2,048

Multi-Utilities - 1.8%
   Duke Energy Co ........................................   185,500     3,793
   NiSource, Inc. * ......................................   126,100     2,767
                                                                       -------
                                                                         6,560

Multiline Retail - 0.8%
   J.C. Penney Co., Inc. * ...............................    21,600       568
   May Department Stores Co. * ...........................    76,250     2,216
                                                                       -------
                                                                         2,784

Oil & Gas - 8.8%
   Amerada Hess Corp. * ..................................    92,200   $ 4,902
   Anadarko Petroleum Corp. * ............................    52,800     2,693
   BP Amoco plc - ADR ....................................    83,432     4,117
   ChevronTexaco Corp. * .................................    79,713     6,887
   Exxon Mobil Corp. * ...................................   178,634     7,324
   Marathon Oil Corp. * ..................................    54,000     1,787
   Royal Dutch Petroleum Co. * ...........................    85,700     4,490
                                                                       -------
                                                                        32,200

Paper & Forest Products - 1.5%
   International Paper Co. * .............................   106,370     4,586
   MeadWestvaco Corp. * ..................................    33,600       999
                                                                       -------
                                                                         5,585

Personal Products - 0.7%
   Gillette Co. ..........................................    71,500     2,626

Pharmaceuticals - 7.4%
   Abbott Laboratories * .................................    59,400     2,768
   Bristol-Myers Squibb Co. * ............................   211,600     6,052
   Johnson & Johnson .....................................    79,800     4,122
   Merck & Co., Inc. * ...................................   148,200     6,847
   Schering-Plough Corp. * ...............................   168,400     2,928
   Wyeth * ...............................................    99,100     4,207
                                                                       -------
                                                                        26,924

Real Estate Investment Trust - 0.5%
   Simon Property Group, Inc. ............................    42,300     1,960

Real Estate Operations - 1.6%
   Hilton Hotels Corp. * .................................   145,900     2,499
   Starwood Hotels & Resorts Worldwide,
     Inc. * ..............................................    92,700     3,335
                                                                       -------
                                                                         5,834

Road & Rail - 2.0%
   Norfolk Southern Corp. * ..............................   113,600     2,686
   Union Pacific Corp. ...................................    67,900     4,718
                                                                       -------
                                                                         7,404

Semiconductor Equipment & Products - 0.7%
   Agere Systems, Inc. - Cl. A * .........................   115,616       352
   Texas Instruments, Inc. * .............................    76,200     2,239
                                                                       -------
                                                                         2,591

Software - 0.8%
   Microsoft Corp. * .....................................   107,700     2,966

Specialty Retail - 1.5%
   Home Depot, Inc. * ....................................   106,200     3,769
   Toys "R" Us, Inc. * ...................................   136,000     1,719
                                                                       -------
                                                                         5,488

Tobacco - 1.3%
   Altria Group, Inc. ....................................    47,100     2,563

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                       Market
               Name of Issuer                                Shares    Value
               --------------                                ------   --------
                                                                       (000's)
COMMON STOCK - Continued

Tobacco - Continued
   UST, Inc. * ..........................................    65,700   $  2,345
                                                                      --------
                                                                         4,908
Trading Companies & Distributors - 0.6%
   Genuine Parts Co. * ..................................    69,000      2,291

U.S. Government Agencies - 0.8%
   Federal National Mortgage Assoc. * ...................    39,200      2,942
                                                                      --------
                  TOTAL COMMON STOCK- ...................      96.3%   351,851

PREFERRED STOCK

Diversified Financials - 0.2%
   Ford Motor Co. Capital Trust II ......................                  810
                                                                      --------
            TOTAL PREFERRED STOCK- ......................       0.2%       810

                                                              Par
                                                             Value
                                                            -------
                                                            (000's)
PUBLICLY-TRADED BONDS

Communications Equipment - 0.5%
   Lucent Technologies, Inc. - Sub. Debs ................
   8.0% due 08/01/31 ....................................   $ 1,535      1,644
                                                                      --------
      TOTAL PUBLICLY-TRADED BONDS-                              0.5%     1,644

INVESTMENT COMPANIES HELD AS COLLATERAL ON
   LOANED SECURITIES - 2.7%
   State Street Navigator Securities Lending
      Portfolio .........................................     9,918      9,918
SHORT-TERM INVESTMENTS - 3.2%

   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ...............................    11,850     11,850
                                                            -------   -------
                  TOTAL INVESTMENTS- ....................     102.9%   376,073
         Payables, less cash and
            receivables- ................................      (2.9)%  (10,510)
                                                            -------   --------
                     NET ASSETS- ........................     100.0%  $365,563
                                                            =======   ========

* Non-income producing security.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Large Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximate market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       49,996
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04       $ 31,156
Mortgage Int. Networking, 0.98%, due 01/02/04          50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
   Joint Trading Account Totals                      --------
                                                     $385,633
                                                     ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. For the year ended December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $9,631                    $9,918

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $37. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.75% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $7.

     John Hancock has entered into a Sub-Advisory Agreement with T. Rowe Price Associates, Inc., with respect to the Fund. T. Rowe Price Associates, Inc. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $87,928          $51,184

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $349,030      $46,828        $(19,785)        $27,043

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and to certain distributions received from investments in Real Estate Investment Trusts. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   ordinary     net long-term    Capital Loss   Net Unrealized
    Income       capital gain   carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $733            $467            $--            $27,043

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $8,294                  $2,502                 $--
2002          4,351                   3,600                  --

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                       Positions Held             Principal Occupation(s)
Name, Address and Age                    With Trust                During Past Five Years
------------------------------   -------------------------  -----------------------------------
Elizabeth G. Cook (age 66)                 Trustee          Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                            Farber Cancer Institute; President,
Trust I                                                     The Advertising Club of Greater
John Hancock Place                                          Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                  Trustee          Executive Director, Massachusetts
c/o John Hancock Variable Series                            Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                   Trustee          President and Chief
c/o John Hancock Variable Series                            Executive Officer, East Boston
Trust I                                                     Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)              Trustee          Associate Professor and Graduate
c/o John Hancock Variable Series                            Dean, The Graduate School of the
Trust I                                                     Wallace G. Carroll School of
John Hancock Place                                          Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                       Positions Held                 Principal Occupation(s)
Name, Address and Age                     With Trust                   During Past Five Years
------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice Chairman,
                                                                President & Director, John Hancock
                                                                Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                      and Trustee             Brokerage, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice President
                                                                Corporate Communications, John
                                                                Hancock Life Insurance Company

Jude A. Curtis (age 45)                Compliance Officer       Vice President and Chief Investment
John Hancock Place                                              Compliance Officer, John Hancock
Boston, Massachusetts 02117                                     Life Insurance Company; formerly
                                                                Second Vice President and Counsel,
                                                                Office of Business Conduct; John
                                                                Hancock Life Insurance Company;
                                                                formerly a Partner at Hale and Dorr
                                                                LLP (law firm)

Janet Wang (age 35)              Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer             Director of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)            Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                        Positions Held                  Principal Occupation(s)
Name, Address and Age                     With Trust                     During Past Five Years
------------------------------   ----------------------------   ------------------------------------
Karen Q. Visconti (age 50)                 Secretary            Director, Product & Market
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company

Arnold R. Bergman (age 53)            Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                              John Hancock Life Insurance
Boston, Massachusetts 02117                                     company; formerly Vice President,
                                                                General Counsel and Secretary, First
                                                                Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five year in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Value Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five year in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Large Cap Value Core(SM) Fund
Goldman Sachs Asset Management, L.P.                          Brown/Jones/Pinter
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 28.86%, underperforming its benchmark, the
     Russell 1000 Value Index.
..    The Fund underperformed its benchmark due to sector allocation exposures and modestly unfavorable stock selection. Stock selection detracted especially within the industrial, information technology and financial sectors among others.
..    The CORE themes (Momentum, Valuation, Profitability, Earnings Quality,
     Analyst Sentiment and Management Impact) had mixed results for the year, but contributed positively overall. Valuation was the biggest positive contributor to excess returns for the year, as inexpensive companies outperformed their more richly valued counterparts. Profitability also helped boost relative returns, while Momentum detracted.
..    Positive absolute performance was driven mainly by strong returns in the top-weighted Financials sector.
..    The Fund seeks to maintain size and sector weightings similar to its benchmark. The manager seeks to add value versus the Russell 1000 Value Index by overweighting stocks that are more likely to beat the benchmark, while underweighting stocks that are believed to lag the Index.
..    The manager employs a CORE approach -- computer optimized, research enhanced -- using quantitative techniques to identify cheap stocks with good momentum, companies about which fundamental research analysts are becoming more positive, and that have strong profit margins and sustainable earnings that employ their capital to enhance shareholder value.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

             Large Cap Value CORE(SM) Fund   Russell 1000(R) Value Index
             -----------------------------   ---------------------------
 8/31/1999             $10,000.00                     $10,000.00
 9/30/1999               9,710.99                       9,650.00
10/31/1999              10,331.58                      10,205.84
11/30/1999              10,222.01                      10,126.23
12/31/1999              10,357.99                      10,174.84
 1/31/2000               9,966.70                       9,843.14
 2/29/2000               9,306.14                       9,111.80
 3/31/2000              10,353.69                      10,223.43
 4/30/2000              10,235.53                      10,104.84
 5/31/2000              10,315.02                      10,210.94
 6/30/2000               9,925.40                       9,744.30
 7/31/2000              10,094.18                       9,866.11
 8/31/2000              10,735.04                      10,414.66
 9/30/2000              10,780.50                      10,510.48
10/31/2000              10,929.67                      10,769.04
11/30/2000              10,420.97                      10,369.50
12/31/2000              10,888.02                      10,889.02
 1/31/2001              10,869.92                      10,931.48
 2/28/2001              10,559.13                      10,627.59
 3/31/2001              10,161.18                      10,252.43
 4/30/2001              10,769.26                      10,754.80
 5/31/2001              11,024.65                      10,996.79
 6/30/2001              10,815.74                      10,752.66
 7/31/2001              10,813.92                      10,730.08
 8/31/2001              10,328.29                      10,299.80
 9/30/2001               9,640.82                       9,574.70
10/31/2001               9,619.47                       9,492.35
11/30/2001              10,113.73                      10,043.86
12/31/2001              10,370.41                      10,279.89
 1/31/2002              10,224.94                      10,200.73
 2/28/2002              10,176.05                      10,217.06
 3/31/2002              10,651.28                      10,700.32
 4/30/2002              10,357.76                      10,333.30
 5/31/2002              10,304.85                      10,384.97
 6/30/2002               9,615.15                       9,788.87
 7/31/2002               8,672.71                       8,878.51
 8/31/2002               8,841.46                       8,945.98
 9/30/2002               7,947.30                       7,951.19
10/31/2002               8,451.42                       8,540.37
11/30/2002               8,804.20                       9,078.42
12/31/2002               8,482.15                       8,684.41
 1/31/2003               8,251.25                       8,474.25
 2/28/2003               8,045.22                       8,247.99
 3/31/2003               8,091.91                       8,262.01
 4/30/2003               8,680.27                       8,989.07
 5/31/2003               9,190.37                       9,569.76
 6/30/2003               9,305.10                       9,689.38
 7/31/2003               9,467.35                       9,833.75
 8/31/2003               9,688.33                       9,987.16
 9/30/2003               9,596.38                       9,889.28
10/31/2003              10,144.78                      10,494.51
11/30/2003              10,330.15                      10,637.23
12/31/2003              10,930.14                      11,292.49

Value on 12/31/03:
------------------
$10,930 Large Cap Value CORE(SM) Fund
$11,292 Russell 1000(R) Value Index

MORNINGSTAR
CATEGORY+:

.. Large Value

MORNINGSTAR
RISK+:

.. Below Average (VL/VUL)

.. Below Average (VA)

MORNINGSTAR
RATING+:

.. **** (VL/VUL)

.. *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                              % of
                             assets
                             ------
Exxon Mobil Corp.             4.2%
Citigroup, Inc.               3.7%
Bank of America Corp.         3.1%
JP Morgan Chase & Co.         2.4%
Time Warner, Inc.             2.2%
Wachovia Corp.                2.0%
BellSouth Corp.               1.9%
Viacom, Inc.                  1.8%
General Motors Corp.          1.5%
Prudential Financial, Inc.    1.4%

AVERAGE ANNUAL TOTAL RETURNS*

                                 Large Cap        Russell 1000(R)
                            Value CORE(SM) Fund      Value Index
                            -------------------   -----------------
1 Year                             28.86%               30.03%
3 Years                             0.13                 1.22
Since Inception (8/31/99)           2.07                 2.84

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                              % of
                             assets
                             ------
Financials                   35.56%
Consumer Discretionary       15.37%
Energy                       11.55%
Information Technology        7.40%
Consumer Staples              7.15%
Telecommunication Services    6.81%
Healthcare                    5.07%
Utilities                     4.53%
Materials                     3.35%
Industrials                   3.22%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 538 VL/VUL subaccounts and 1,013 VA subaccounts in the Morningstar Large Value category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $46,628
Net unrealized appreciation of investments ..........................     6,036
Short-term investments at value .....................................       300
                                                                        -------
      Total investments .............................................    52,964
Cash ................................................................        12
Receivable for:
   Dividends ........................................................        66
   Futures contracts variation margin ...............................         1
                                                                        -------
Total assets ........................................................    53,043
                                                                        -------
LIABILITIES
Payables for:
   Fund shares purchased ............................................         6
   Other liabilities ................................................         3
                                                                        -------
Total liabilities ...................................................         9
                                                                        -------
Net assets ..........................................................   $53,034
                                                                        =======
Shares of beneficial interest outstanding ...........................     5,435
                                                                        -------
Net asset value per share ...........................................   $  9.76
                                                                        =======
Composition of net assets:
   Capital paid-in ..................................................   $53,788
   Accumulated net realized loss on investments,
      futures and foreign currency transactions .....................    (6,791)
   Net unrealized appreciation of:
      Investments ...................................................     6,036
      Futures                                                                 1
                                                                        -------
Net assets ..........................................................   $53,034
                                                                        =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................      $ 18
      Dividends .....................................................       968
                                                                        -------
Total investment income                                                     986
                                                                        -------
EXPENSES
Investment advisory fee .............................................       332
      Auditors fees .................................................         6
      Custodian fees ................................................        71
      Legal fees ....................................................         3
      Printing & mailing fees .......................................         4
      Trustees' fees ................................................         1
      Other fees ....................................................         1
                                                                        -------
Total expenses ......................................................       418
      Less expenses reimbursed ......................................       (42)
                                                                        -------
Net expenses ........................................................       376
                                                                        -------
Net investment income ...............................................       610
                                                                        -------
REALIZED AND UNREALIZED GAIN
   Net realized gain on:
      Investments ...................................................       460
      Financial futures contracts ...................................        63
   Change in unrealized appreciation on:
      Investments ...................................................    10,555
      Futures .......................................................         1
                                                                        -------
Net realized and unrealized gain ....................................    11,079
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $11,689
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2003          2002
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ....................................      $   610       $   581
   Net realized gain (loss) .................................          523        (6,253)
   Change in net unrealized appreciation (depreciation) .....       10,556        (3,791)
                                                                   -------       -------
      Net increase (decrease) in net assets resulting from
         operations .........................................       11,689        (9,463)
Distributions to shareholders from:
   Net investment income ....................................         (610)         (581)
   Realized gains ...........................................       (1,764)
                                                                   -------       -------
      Decrease in net assets resulting from distributions ...       (2,374)         (581)
From fund share transactions:
   Proceeds from shares sold ................................       10,099        13,044
   Distributions reinvested .................................        2,374           581
   Payment for shares redeemed ..............................       (9,519)      (23,648)
                                                                   -------       -------
      Increase (decrease) in net assets from fund share
         transactions .......................................        2,954       (10,023)
                                                                   -------       -------
NET INCREASE (DECREASE) IN NET ASSETS .......................       12,269       (20,067)

NET ASSETS
   Beginning of Period ......................................       40,765        60,832
                                                                   -------       -------
   End of Period ............................................      $53,034       $40,765
                                                                   =======       =======
Analysis of fund share transactions:
   Sold .....................................................        1,163         1,462
   Reinvested ...............................................          254            67
   Redeemed .................................................       (1,112)       (2,585)
                                                                   -------       -------
Net increase (decrease) in fund shares outstanding ..........          305        (1,056)
                                                                   =======       =======

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                           Large Cap Value CORE Fund
                                                      --------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                      --------------------------------------------------------------------
                                                                                                             Period from
                                                                                                             August 31, to
                                                                                                             December 31,
                                                        2003         2002          2001          2000           1999(e)
                                                      -------      -------       -------       -------       -------------
Net Assets Value at Beginning of Period ...........   $  7.95      $  9.83       $ 10.42       $ 10.16          $10.00
Income from Investment Operations:
   Net Investment Income ..........................      0.12         0.11          0.09          0.15            0.04
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ..............................      2.15        (1.88)        (0.59)         0.36            0.31
                                                      -------      -------       -------       -------          ------
   Total From Investment Operations ...............      2.27        (1.77)        (0.50)         0.51            0.35
Less Distributions:
   Distribution from Net Investment Income ........     (0.12)       (0.11)        (0.09)        (0.15)          (0.03)
   Distribution from Net Realized Gains on
      Investments .................................     (0.34)                                   (0.06)          (0.14)
   Distribution from Excess of Net Investment
      Income/Gains ................................                                              (0.03)          (0.01)
   Distribution from Capital Paid-in ..............                                              (0.01)          (0.01)
                                                      -------      -------       -------       -------          ------
   Total Distributions ............................     (0.46)       (0.11)        (0.09)        (0.25)          (0.19)
                                                      -------      -------       -------       -------          ------
Net Assets Value at End of Period .................   $  9.76      $  7.95       $  9.83       $ 10.42          $10.16
                                                      =======      =======       =======       =======          ======
Total Investment Return(b) ........................     28.86%      (18.21)%       (4.75)%        5.12%           3.58%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets ......................................      0.85%(f)     0.84%(f)      0.85%(f)      0.85%(f)        0.85%(d)(f)
   Ratio of Net Investment Income to Average Net
      Assets ......................................      1.38%        1.18%         0.98%         1.54%           1.13%(d)
   Portfolio Turnover Rate ........................    105.62%       89.43%        74.91%(g)     59.15%          30.90%(c)
Net Assets End of Period (000s Omitted) ...........   $53,034      $40,765       $60,832       $18,164          $6,371

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e)  Commencement of operations.

(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .94%, .97%, .88%, 1.09% and 1.17% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(g)  Excludes merger activity.

SCHEDULE OF INVESTMENTS
(JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
            Name of Issuer                                     Shares    Value
            --------------                                     ------   -------
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 0.4%
   Boeing Co. * ............................................    2,900    $  122
   Northrop Grumman Corp. ..................................    1,100       105
                                                                         ------
                                                                            227

Airlines - 0.1%
   Southwest Airlines Co. ..................................    2,600        42

Auto Components - 0.3%
   Delphi Automotive Systems Corp. * .......................   17,600       180

Automobiles - 2.8%
   Ford Motor Co. ..........................................   46,200       739
   General Motors Corp. * ..................................   14,400       769
                                                                         ------
                                                                          1,508

Banks - 14.6%
   Bank Hawaii Corp. .......................................    3,100       131
   Bank of America Corp. * .................................   20,210     1,625
   Bank One Corp. * ........................................    6,000       274
   Charter One Financial, Inc. .............................    6,100       211
   Comerica, Inc. ..........................................    4,300       241
   FleetBoston Financial Corp. .............................    5,900       258
   JP Morgan Chase & Co. ...................................   34,000     1,249
   National City Corp. * ...................................   16,100       546
   Popular, Inc. ...........................................    1,100        49
   Regions Financial Corp. .................................   12,200       454
   Silicon Valley Bancshares * .............................    6,600       238
   SouthTrust Corp. * ......................................   14,800       484
   Suntrust Banks, Inc. * ..................................    4,800       343
   UnionBanCal Corp. .......................................    2,600       150
   US Bancorp * ............................................   13,900       414
   Wachovia Corp. * ........................................   22,700     1,058
                                                                         ------
                                                                          7,725

Biotechnology - 1.5%
   Amgen, Inc. * ...........................................    6,600       408
   Genetech, Inc. * ........................................    1,600       150
   Gilead Sciences, Inc. * .................................    3,700       215
                                                                         ------
                                                                            773

Building Products - 0.2%
   York International Corp. ................................    2,700        99

Chemicals - 2.1%
   Dow Chemical Co. * ......................................   12,600       524
   Monsanto Co. ............................................   20,500       590
                                                                         ------
                                                                          1,114

Commercial Services & Supplies - 1.9%
   IMS Health, Inc. * ......................................    5,500       137
   ITT Educational Services, Inc. * ........................    4,600       216
   Republic Services, Inc. - Cl. A * .......................    4,800       123
   Waste Management, Inc. * ................................   18,500       547
                                                                         ------
                                                                          1,023

Communications Equipment - 1.3%
   Advanced Fibre Communications, Inc. * ...................    9,000    $  181
   Avaya, Inc. * ...........................................   33,900       439
   Scientific-Atlanta, Inc. * ..............................    1,800        49
                                                                         ------
                                                                            669

Computers & Peripherals - 1.8%
   Hewlett-Packard Co. * ...................................    7,242       166
   Intel Corp. .............................................   14,800       477
   International Business Machines Corp. ...................    2,500       232
   SanDisk Corp. * .........................................    1,200        73
                                                                         ------
                                                                            948

Containers & Packaging - 0.4%
   Owens-Illinois, Inc. * ..................................    7,400        88
   Sealed Air Corp. * ......................................    2,300       125
                                                                         ------
                                                                            213

Credit Card - 0.4%
   MBNA Corp. * ............................................    7,900       196

Diversified Financials - 11.0%
   AmeriCredit Corp. * .....................................    3,600        57
   CIT Group, Inc. * .......................................   15,800       568
   Citigroup, Inc. * .......................................   40,300     1,956
   Doral Financial Corp. ...................................   10,350       334
   Friedman Billings Ramsey Group - Cl. A ..................   22,300       515
   Lehman Brothers Holdings, Inc. ..........................    4,600       355
   Merrill Lynch & Co., Inc. * .............................    3,300       194
   Moody's Corp. * .........................................    8,500       515
   Morgan Stanley, Dean Witter, Discover & Co. .............      900        52
   Nationwide Financial Services - Cl. A ...................    2,200        73
   Nuveen Investments, Inc. - Cl. A ........................    3,800       101
   Washington Mutual, Inc. * ...............................   13,700       550
   Wells Fargo & Co. * .....................................    9,500       559
                                                                         ------
                                                                          5,829

Diversified Telecommunication Services - 5.5%
   BellSouth Corp. .........................................   34,800       985
   CenturyTel, Inc. ........................................    5,000       163
   SBC Communications, Inc. * ..............................   26,400       688
   Sprint Corp. * ..........................................   41,300       678
   Verizon Communications * ................................   12,000       421
                                                                         ------
                                                                          2,935

Electric Utilities - 4.1%
   Constellation Energy Group, Inc. * ......................    6,700       263
   Edison International * ..................................   26,600       583
   Entergy Corp. * .........................................   10,500       600
   Exelon Corp. * ..........................................    8,900       591
   FPL Group, Inc. .........................................      800        52
   PPL Corp. ...............................................    1,400        61
                                                                         ------
                                                                          2,150

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
                     Name of Issuer                            Shares    Value
                     --------------                            ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Electric/Gas - 0.4%
   Northeast Utilities .....................................   11,600    $  234

Electronic Equipment & Instruments - 1.5%
   Agilent Technologies, Inc. * ............................    2,400        70
   Avnet, Inc. .............................................   11,400       247
   Harman International Industries, Inc. * .................      800        59
   Ingram Micro, Inc. - Cl. A * ............................    5,000        80
   Sanmina Corp. * .........................................   26,800       338
                                                                         ------
                                                                            794

Energy Equipment & Services - 1.2%
   Halliburton Co. * .......................................    5,500       143
   Transocean Sedco Forex, Inc. * ..........................   21,100       507
                                                                         ------
                                                                            650

Finance - 0.2%
   A.G. Edwards, Inc. * ....................................    2,400        87

Food & Drug Retailing - 0.5%
   CVS Corp ................................................    2,000        72
   Sysco Corp. * ...........................................    4,700       175
                                                                         ------
                                                                            247

Food Products - 3.2%
   Archer Daniels Midland Co. * ............................   38,800       590
   Kraft Foods, Inc. - Cl. A ...............................   18,500       596
   Tyson Foods, Inc. - Cl. A ...............................   36,900       489
                                                                         ------
                                                                          1,675

Health Care Equipment & Supplies - 1.5%
   Guidant Corp ............................................    4,400       265
   Zimmer Holdings, Inc. * .................................    7,400       521
                                                                         ------
                                                                            786
Health Care Providers & Services - 0.4%
   Humana, Inc. * ..........................................    8,900       203

Household Products - 0.8%
   Procter & Gamble Co. * ..................................    4,300       430

Insurance - 6.5%
   American International Group, Inc. * ....................    3,115       207
   American National Insurance Co ..........................    1,100        93
   Chubb Corp. * ...........................................    4,500       307
   Loews Corp. * ...........................................    5,100       252
   MBIA, Inc. * ............................................    9,900       586
   Metlife, Inc. * .........................................   16,700       562
   Principal Financial Group. * ............................   17,600       582
   Prudential Financial, Inc. * ............................   17,700       739
   Travelers Property Casualty Corp. - Cl. B ...............    8,428       143
                                                                         ------
                                                                          3,471

IT Consulting & Services - 1.3%
   Accenture, Ltd. - Cl. A * ...............................   19,600       516
   Computer Sciences Corp. * ...............................    4,000       177
                                                                         ------
                                                                            693
Machinery - 0.3%
   AGCO Corp ...............................................    3,200    $   65
   Caterpillar, Inc. * .....................................    1,000        83
                                                                         ------
                                                                            148

Marine - 0.1%
   Overseas Shipholding Group, Inc .........................    1,700        58

Media - 7.5%
   Comcast Corp. - Cl. A ...................................   11,763       386
   Cox Radio, Inc. - Cl. A * ...............................   11,300       285
   Fox Entertainment Group, Inc. - Cl. A * .................   18,800       548
   Hearst-Argyle Television, Inc. * ........................   15,100       416
   Panamsat Corp. * ........................................    5,700       123
   The Walt Disney Co. * ...................................    5,000       117
   Time Warner, Inc. * .....................................   63,300     1,139
   Viacom, Inc. - Cl. B * ..................................   21,200       941
                                                                         ------
                                                                          3,955

Metals & Mining - 0.4%
   Carpenter Technology Corp. * ............................    3,000        89
   Freeport-McMoran Copper & Gold, Inc. - Cl. B ............    3,000       126
                                                                         ------
                                                                            215

Multiline Retail - 1.6%
   Federated Department Stores, Inc. * .....................    3,500       165
   Saks, Inc. * ............................................   26,900       404
   Sears, Roebuck & Co. * ..................................    6,700       305
                                                                         ------
                                                                            874

Oil & Gas - 10.1%
   Anadarko Petroleum Corp. * ..............................    4,100       209
   Burlington Resources, Inc. * ............................    1,500        83
   ChevronTexaco Corp. * ...................................    4,435       383
   Devon Energy Corp. * ....................................    6,100       349
   Exxon Mobil Corp. * .....................................   54,200     2,222
   Marathon Oil Corp. * ....................................   18,900       625
   Occidental Petroleum Corp. * ............................    8,900       376
   Sunoco, Inc. * ..........................................   10,800       553
   Valero Energy Corp ......................................   12,400       575
                                                                         ------
                                                                          5,375

Paper & Forest Products - 1.3%
   Boise Cascade Corp. * ...................................   13,700       450
   Georgia-Pacific Corp. * .................................    7,300       224
                                                                         ------
                                                                            674

Personal Products - 1.7%
   Avon Products, Inc ......................................    6,100       412
   Gillette Co .............................................   13,600       499
                                                                         ------
                                                                            911
Pharmaceuticals - 1.5%
   American Pharmaceutical Partners, Inc * .................    8,600       289
   Endo Pharmaceuticals Holdings * .........................   11,200       216

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
            Name of Issuer                                     Shares    Value
            --------------                                     ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Pharmaceuticals - Continued
   Johnson & Johnson .......................................    3,900   $   201
   Medco Health Solutions, Inc. * ..........................      470        16
   Merck & Co., Inc. * .....................................    1,100        51
                                                                        -------
                                                                            773

Real Estate Investment Trust - 2.0%
   Equity Office Properties Trust * ........................   22,000       630
   HRPT Properties Trust ...................................   16,000       161
   Mack-Cali Realty LP * ...................................    6,500       271
                                                                        -------
                                                                          1,062

Real Estate Operations - 0.5%
   LNR Property Corp .......................................    5,400       267

Road & Rail - 0.5%
   Union Pacific Corp ......................................    4,200       292

Semiconductor Equipment & Products - 0.2%
   LSI Logic Corp. * .......................................    9,500        84

Software - 1.4%
   Adobe Systems, Inc ......................................   12,200       480
   BMC Software, Inc. * ....................................    8,800       164
   Computer Associates International, Inc ..................    2,600        71
   Jack Henry & Associates, Inc ............................    2,500        51
                                                                        -------
                                                                            766

Specialty Retail - 1.4%
   AutoNation, Inc. * ......................................   25,200       463
   Blockbuster, Inc. - Cl. A ...............................    3,100        56
   Staples, Inc. * .........................................    8,300       226
                                                                        -------
                                                                            745

Textiles & Apparel - 0.6%
   Coach, Inc. * ...........................................    8,600       325

Tobacco - 0.9%
   Altria Group, Inc .......................................    5,700       310
   R.J. Reynolds Tobacco Holdings, Inc .....................    3,300       192
                                                                        -------
                                                                            502

U.S. Government Agencies - 0.2%
   Federal Home Loan Mortgage Corp .........................    1,500        88

Wireless Telecommunications Services - 1.2%
   AT&T Wireless Group * ...................................   36,400       291
   United States Cellular Corp. * ..........................   10,100       358
                                                                        -------
                                                                            649
                                                                        -------
      TOTAL COMMON STOCK- ..................................     99.3%   52,664

                                                                Par      Market
                    Name of Issuer                             Value     Value
                    --------------                            -------   -------
                                                              (000's)   (000's)
SHORT-TERM INVESTMENTS - 0.6%
   Investment in joint repurchase agreement
      with Goldman Sachs % Co., 0.995% due
      01/02/04 ............................................    $  300   $   300
                                                               ------   -------
         TOTAL INVESTMENTS- ...............................      99.9%   52,964
      Cash and Receivables, less payables- ................       0.1%       70
                                                               ------   -------
            NET ASSETS- ...................................     100.0%  $53,034
                                                               ======   =======

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Large Cap Value CORE Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Fund, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (GSAM), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. GSAM is responsible for ensuring that the agreement is fully collateralized at all times.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $63                      1.76%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were as follows:

                                Open                                   Unrealized
                             Contracts   Position   Expiration Month      Gain
                             ---------   --------   ----------------   ----------
S&P Mini 500 Index Futures       6         Long         March 04           $1
                                                                           --
                                                                           $1
                                                                           ==

     At December 31, 2003, the Fund had deposited $40 in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $491, $5,508 and $616 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                         Between
                    $50 Million and    Excess Over
First $50 Million     $200 Million    $200 Million
-----------------   ---------------   ------------
      0.75%               0.65%           0.60%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $42 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Goldman Sachs Asset Management, with respect to the Fund. Goldman Sachs Asset Management is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $47,523           $46,518

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $47,104        $6,662         $(802)          $5,860

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) or investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--            $6,615          $5,860

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $593                    $--                  $1,781
2002           581                     --                      --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                      Positions Held             Principal Occupation(s)
Name, Address and Age                   With Trust               During Past Five Years
--------------------------------   --------------------   -----------------------------------
Elizabeth G. Cook (age 66)               Trustee          Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                          Farber Cancer Institute; President,
Trust I                                                   The Advertising Club of Greater
John Hancock Place                                        Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                Trustee          Executive Director, Massachusetts
c/o John Hancock Variable Series                          Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                 Trustee          President and Chief
c/o John Hancock Variable Series                          Executive Officer, East Boston
Trust I                                                   Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)            Trustee          Associate Professor and Graduate
c/o John Hancock Variable Series                          Dean, The Graduate School of the
Trust I                                                   Wallace G. Carroll School of
John Hancock Place                                        Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                      Positions Held             Principal Occupation(s)
Name, Address and Age                   With Trust               During Past Five Years
--------------------------------   --------------------   -----------------------------------
Michele G. Van Leer* (age 46)      Chairman and Trustee   Senior Vice President, Product
John Hancock Place                                        Management, John Hancock Life
Boston, Massachusetts 02117                               Insurance Company; Vice Chairman,
                                                          President & Director, John Hancock
                                                          Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)        Vice Chairman,      Senior Vice President, Signator
John Hancock Place                    President and       Brokerage, John Hancock Life
Boston, Massachusetts 02117              Trustee          Insurance Company; Vice President
                                                          Corporate Communications, John
                                                          Hancock Life Insurance Company

Jude A. Curtis (age 45)             Compliance Officer    Vice President and Chief Investment
John Hancock Place                                        Compliance Officer, John Hancock
Boston, Massachusetts 02117                               Life Insurance Company; formerly
                                                          Second Vice President and Counsel,
                                                          Office of Business Conduct; John
                                                          Hancock Life Insurance Company;
                                                          formerly a Partner at Hale and Dorr
                                                          LLP (law firm)

Janet Wang (age 35)                Assistant Compliance   Compliance Specialist, John
John Hancock Place                        Officer         Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                Treasurer        Director of Fund Operations, John
John Hancock Place                                        Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)           Assistant Treasurer   Manager of Fund Operations, John
John Hancock Place                                        Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                      Positions Held             Principal Occupation(s)
Name, Address and Age                   With Trust               During Past Five Years
--------------------------------   --------------------   ------------------------------------
Karen Q. Visconti (age 50)              Secretary         Director, Product & Market
John Hancock Place                                        Management, John Hancock Life
Boston, Massachusetts 02117                               Insurance Company

Arnold R. Bergman (age 53)          Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                        John Hancock Life Insurance
Boston, Massachusetts 02117                               company; formerly Vice President,
                                                          General Counsel and Secretary, First
                                                          Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value CORE Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Value CORE Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Managed Fund
Independence Investment LLC                             J. Forelli/J. Shallcross
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with two sub-advisers independently managing a portion of the Fund and each using distinct investment strategies.

..    At quarter-end, Independence managed 81% and Capital Guardian managed 19%
     of the Fund's assets.

..    The two managers employ distinct investment strategies. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

..    Independence targets a mix of 60% stocks and 40% in bonds. For stocks the manager uses a combination of fundamental equity research and quantitative portfolio construction tools. Stocks are purchased that combine cheapness and improving fundamentals with favorable valuations and earnings growth prospects. Within the bond portion, the manager uses proprietary research and quantitative tools in a risk controlled, benchmark-relative approach with an emphasis on higher quality U.S. investment grade sectors.

..    Capital Guardian targets a mix of 70% stocks and 30% in bonds. The manager employs a multiple-manager approach, with the Fund managed by several portfolio managers. Each portfolio manager and the research analysts as a team each manage a separate portion of the Fund to capture the highest conviction ideas of the team. The managers select securities using proprietary fundamental research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

Fund Commentary

..    In 2003, the Fund returned 19.00%, outperforming its custom benchmark.

          Independence

          . This portion of the Fund underperformed its benchmark (60% S&P 500 / 40% Lehman Aggregate Bond) primarily due to unfavorable stock selection. An overweight to equities boosted performance as stocks outperformed bonds.

          . Within equities, stock selection was unfavorable broadly across sectors, while sector exposures contributed modestly to performance. The top contributors to absolute equity returns were within the Information Technology and Financial sectors and included Intel, Texas Instruments and Citigroup. Conversely, top detractors came from a variety of sectors and included AT&T, Textron, and Kraft Foods.

          . Within bonds, security selection and sector allocation decisions boosted performance. Exposure to corporate and mortgage backed sectors contributed the most to absolute bond returns.

          Capital Guardian

          . This portion of the Fund outperformed its benchmark, (70% S&P500 and 30% Lehman Aggregate Bond) primarily due to favorable stock selection. An overweight to equities boosted performance as stocks outperformed bonds.

          . Within equities, favorable stock selection, especially within healthcare and utilities, was the primary contributor to performance. Exposure to information technology and consumer discretionary had the biggest positive effect on absolute equity returns. Stocks that contributed the most to absolute returns included Astrazeneca and Williams Company, while AT&T was the largest detractor.

          . Within bonds, exposure to lower quality corporate bonds, especially within high yield, and security selection were the primary contributors to relative performance. Exposure to corporate bonds such as American Tower, Sprint, Six Flags, and Time Warner were the largest contributors to absolute returns. There were no significant negative contributors.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Managed Fund
Independence Investment LLC                             J. Forelli/J. Shallcross
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-year period)

             Managed Fund   Managed Benchmark (1)
             ------------   ---------------------
12/31/1993     10,000.00          10,000.00
01/31/1994     10,233.51          11,251.44
02/28/1994      9,962.63          11,001.66
03/31/1994      9,670.24          10,626.51
04/30/1994      9,720.06          10,653.07
05/31/1994      9,721.40          10,739.36
06/30/1994      9,625.06          10,595.45
07/31/1994      9,841.79          10,876.23
08/31/1994      9,994.67          11,104.63
09/30/1994      9,783.70          10,889.21
10/31/1994      9,826.45          11,008.99
11/30/1994      9,674.60          10,794.31
12/31/2994      9,776.87          10,909.81
01/31/1995      9,960.53          11,159.64
02/28/1995     10,258.87          11,508.94
03/31/1995     10,392.62          11,713.80
04/30/1995     10,623.64          11,966.82
05/31/1995     11,030.92          12,434.72
06/30/1995     11,192.68          12,626.22
07/31/1995     11,370.47          12,823.19
08/31/1995     11,506.71          12,918.08
09/30/1995     11,847.67          13,251.36
10/31/1995     11,870.99          13,313.64
11/30/1995     12,252.32          13,706.40
12/31/1995     12,425.81          13,928.44
01/31/1996     12,617.26          14,213.97
02/29/1996     12,564.77          14,158.54
03/31/1996     12,578.80          14,176.95
04/30/1996     12,604.24          14,242.16
05/31/1996     12,755.37          14,411.64
06/30/1996     12,877.16          14,538.46
07/31/1996     12,594.95          14,234.61
08/31/1996     12,702.80          14,374.11
09/30/1996     13,101.45          14,903.08
10/31/1996     13,420.72          15,272.67
11/30/1996     13,935.57          15,982.85
12/31/1996     13,757.37          15,752.70
01/31/1997     14,083.40          16,266.24
02/28/1997     14,132.25          16,352.45
03/31/1997     13,802.64          15,920.74
04/30/1997     14,176.07          16,516.18
05/31/1997     14,587.11          17,102.50
06/30/1997     14,982.01          17,586.50
07/31/1997     15,829.31          18,522.11
08/31/1997     15,381.29          17,929.40
09/30/1997     15,897.76          18,553.34
10/31/1997     15,739.52          18,378.94
11/30/1997     16,116.40          18,845.77
12/31/1997     16,332.31          19,102.07
01/31/1998     16,513.47          19,327.47
02/28/1998     17,263.06          20,158.55
03/31/1998     17,901.40          20,805.64
04/30/1998     18,022.80          20,974.17
05/31/1998     17,964.12          20,837.84
06/30/1998     18,469.15          21,417.13
07/31/1998     18,278.38          21,297.19
08/31/1998     16,566.64          19,589.16
09/30/1998     17,135.89          20,525.52
10/31/1998     18,047.66          21,484.06
11/30/1998     18,801.32          22,313.35
12/31/1998     19,666.89          23,112.16
01/31/1999     19,965.52          23,756.99
02/28/1999     19,421.85          23,148.81
03/31/1999     19,835.64          23,755.31
04/30/1999     20,406.81          24,337.32
05/31/1999     20,084.35          23,906.55
06/30/1999     20,797.48          24,671.56
07/31/1999     20,361.25          24,168.26
08/31/1999     20,233.77          24,090.92
09/30/1999     19,977.20          23,806.65
10/31/1999     20,749.91          24,744.63
11/30/1999     20,882.96          25,046.51
12/31/1999     21,456.81          25,883.07
01/31/2000     20,654.23          25,067.75
02/29/2000     20,373.49          24,904.81
03/31/2000     21,840.84          26,498.72
04/30/2000     21,517.34          25,989.94
05/31/2000     21,330.87          25,665.07
06/30/2000     21,717.37          26,257.93
07/31/2000     21,600.42          26,108.26
08/31/2000     22,588.74          27,233.53
09/30/2000     21,891.09          26,438.31
10/31/2000     22,005.04          26,440.95
11/30/2000     21,076.00          25,364.80
12/31/2000     21,462.30          25,628.60
01/31/2001     22,001.11          26,341.07
02/28/2001     20,960.92          24,992.41
03/31/2001     20,157.50          24,092.68
04/30/2001     21,284.03          25,174.44
05/31/2001     21,425.18          25,335.56
06/30/2001     21,090.73          25,003.67
07/31/2001     21,081.87          25,081.18
08/31/2001     20,347.35          24,253.50
09/30/2001     19,343.87          23,191.19
10/31/2001     19,805.89          23,650.38
11/30/2001     20,731.79          24,608.22
12/31/2001     20,852.34          24,674.66
01/31/2002     20,696.21          24,538.95
02/28/2002     20,402.42          24,350.00
03/31/2002     20,857.78          24,737.17
04/30/2002     20,251.85          24,029.68
05/31/2002     20,165.50          24,005.65
06/30/2002     19,229.70          23,062.23
07/31/2002     18,178.85          22,095.93
08/31/2002     18,334.82          22,332.35
09/30/2002     17,131.71          21,021.44
10/31/2002     18,007.55          22,093.54
11/30/2002     18,692.68          22,871.23
12/31/2002     18,093.17          22,253.71
01/31/2003     17,759.48          19,931.58
02/28/2003     17,725.18          19,861.82
03/31/2003     17,853.85          19,971.06
04/30/2003     18,810.60          21,025.53
05/30/2003     19,508.87          21,847.63
06/30/2003     19,605.52          21,998.38
07/31/2003     19,633.33          21,934.58
08/31/2003     19,977.80          22,248.25
09/30/2003     20,060.34          22,341.69
10/31/2003     20,721.92          23,016.41
11/30/2003     20,819.31          23,159.11
12/31/2003     21,531.09          23,981.26

Value on 12/31/03:
------------------
$21,531 Managed Fund
$23,981 Managed Benchmark (1)

MORNINGSTAR CATEGORY+:

..    Moderate Allocation

MORNINGSTAR RISK+:

..    Above Average (VL/VUL)

..    Above Average (VA)

MORNINGSTAR RATING +:

..    *** (VL/VUL)

..    *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                       % of
                                      Assets
                                      ------
Federal National Mortgage Assoc.       11.2%
General Electric Co.                    2.4%
U.S. Treasury                           2.3%
Exxon Mobil Corp.                       2.1%
Citigroup, Inc.                         2.1%
Microsoft Corp.                         1.9%
Pfizer, Inc.                            1.8%
J.P. Morgan Chase & Co.                 1.3%
Government National Mortgage Assoc.     1.3%
Procter & Gamble Co.                    1.4%

AVERAGE ANNUAL TOTAL RETURNS*

           Managed      Managed
             Fund    Benchmark(1)
           -------   ------------
1 Year      19.00%      18.47%
3 Years      0.11        0.95
5 Years      1.83        2.67
10 Years     7.97        9.14

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                              % of
                             Assets
                             ------
Financials                   19.91%
Information Technology       19.37%
Health Care                  13.88%
Consumer Discretionary       12.40%
Industrials                  10.45%
Consumer Staples              8.61%
Energy                        6.39%
Materials                     3.24%
Utilities                     3.07%
Telecommunication Services    2.69%

(1) The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Aggregate Bond from April 1986 to December 1997, then 60% S&P 500/40% Lehman Brothers Aggregate Bond from 1998 to present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 432 VL/VUL subaccounts and 709 VA subaccounts in the Morningstar Moderate Allocation category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $79,131 of
   securities loaned (Note B)) ...................................   $1,854,867
Net unrealized appreciation of investments .......................      208,462
Short-term investments at value ..................................      290,330
                                                                     ----------
      Total investments ..........................................    2,353,659
Receivable for:
   Investments sold ..............................................        2,177
   Interest ......................................................        6,148
   Dividends .....................................................        1,493
   Other assets ..................................................            2
                                                                     ----------
Total assets .....................................................    2,363,479
                                                                     ----------
LIABILITIES
Payables for:
   Investments purchased .........................................      211,097
   Fund shares purchased .........................................          388
   Collateral for securities on loan .............................       80,720
   Other liabilities .............................................          529
                                                                     ----------
Total liabilities ................................................      292,734
                                                                     ----------
Net assets .......................................................   $2,070,745
                                                                     ==========
Shares of beneficial interest outstanding ........................      161,822
                                                                     ----------
Net asset value per share ........................................   $    12.80
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $2,076,206
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ..................     (213,923)
      Net unrealized appreciation of investments .................      208,462
                                                                     ----------
Net assets .......................................................   $2,070,745
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ...................................................   $   27,655
      Dividends ..................................................       20,909
      Securities lending .........................................          154
                                                                     ----------
Total investment income ..........................................       48,718
                                                                     ----------
EXPENSES
      Investment advisory fee ....................................       13,323
      Auditors fees ..............................................          282
      Custodian fees .............................................          419
      Fidelity Bond fees .........................................            4
      Legal fees .................................................          142
      Printing & mailing fees ....................................          165
      Trustees' fees .............................................           64
      Other fees .................................................           90
                                                                     ----------
Total expenses ...................................................       14,489
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ...............          (45)
                                                                     ----------
Net expenses .....................................................       14,444
                                                                     ----------
Net investment income ............................................       34,274
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments ..............................       (6,738)
   Change in unrealized appreciation on investments ..............      314,071
                                                                     ----------
Net realized and unrealized gain .................................      307,333
                                                                     ----------
Net increase in net assets resulting from operations .............   $  341,607
                                                                     ==========

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                         Year Ended      Year Ended
                                                         December 31,   December 31,
                                                             2003           2002
                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .............................    $   34,274     $   39,260
   Net realized loss .................................        (6,738)      (108,571)
   Change in net unrealized appreciation
      (depreciation) .................................       314,071       (256,985)
                                                          ----------     ----------
      Net increase (decrease) in net assets
         resulting from operations ...................       341,607       (326,296)
Distributions to shareholders from:
   Net investment income .............................       (63,465)       (39,246)
   Realized gains ....................................        (8,662)
                                                          ----------     ----------
     Decrease in net assets resulting from
        distributions ................................       (72,127)       (39,246)
From fund share transactions:
   Proceeds from shares sold .........................        80,229        141,803
   Distributions reinvested ..........................        72,127         39,246
   Payment for shares redeemed .......................      (287,955)      (405,346)
                                                          ----------     ----------
     Decrease in net assets from fund share
        transactions .................................      (135,599)      (224,297)
                                                          ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS ................       133,881       (589,839)
NET ASSETS
   Beginning of Period ...............................     1,936,864      2,526,703
                                                          ----------     ----------
   End of Period .....................................    $2,070,745     $1,936,864
                                                          ==========     ==========
Analysis of fund share transactions:
   Sold ..............................................         6,753         11,521
   Reinvested ........................................         5,842          3,304
   Redeemed ..........................................       (24,528)       (34,237)
                                                          ----------     ----------
Decrease in fund shares outstanding ..................       (11,933)       (19,412)
                                                          ==========     ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                    Managed Fund
                                                         --------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                         --------------------------------------------------------------------
                                                            2003            2002         2001           2000(c)      1999
                                                         ----------      ----------   ----------      ----------   ----------
Net Assets Value at Beginning of Period ..............   $    11.15      $    13.08   $    13.82      $    15.45   $    15.64
Income from Investment Operations:
   Net Investment Income .............................         0.21            0.21         0.28            0.44         0.44
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .................................         1.89           (1.93)       (0.67)          (0.45)        0.94
                                                         ----------      ----------   ----------      ----------   ----------
   Total From Investment Operations ..................         2.10           (1.72)       (0.39)          (0.01)        1.38
Less Distributions:
   Distribution from Net Investment Income ...........        (0.39)          (0.21)       (0.28)          (0.44)       (0.43)
   Distribution from Net Realized Gain on
      Investments ....................................        (0.06)             --        (0.07)          (1.18)       (1.14)
                                                         ----------      ----------   ----------      ----------   ----------
   Total Distributions ...............................        (0.45)          (0.21)       (0.35)          (1.62)       (1.57)
                                                         ----------      ----------   ----------      ----------   ----------
Net Assets Value at End of Period ....................   $    12.80      $    11.15   $    13.08      $    13.82   $    15.45
                                                         ==========      ==========   ==========      ==========   ==========
Total Investment Return(b) ...........................        19.00%         (13.23)%      (2.84)%          0.03%        9.10%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets .........................................         0.74%(f)        0.76%        0.73%           0.46%        0.36%
   Ratio of Net Investment Income to Average
      Net Assets .....................................         1.75%           1.77%        2.10%(d)        2.86%        2.75%
   Portfolio Turnover Rate ...........................       216.32%         234.62%      190.73%(e)      210.35%      203.86%
Net Assets End of Period (000s Omitted) ..............   $2,070,745      $1,936,864   $2,526,703      $2,995,794   $3,430,919

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.

(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the years ended December 31, 2001.

(e)  Excludes merger activity.

(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND
                                                                        Market
              Name of Issuer                                Shares      Value
              --------------                               --------    -------
                                                                       (000's)
COMMON STOCK

Aerospace & Defense - 0.7%
   Boeing Co. (US) ...................................     $299,000    $12,600
   Northrop Grumman Corp. (US) .......................       14,800      1,415
   Raytheon Co. (US) .................................       25,100        754
                                                                       -------
                                                                        14,769
Air Freight & Couriers - 0.7%
   Fedex Corp. (US) ..................................      112,600      7,600
   United Parcel Service, Inc. - Cl. B
     (US) ............................................       80,000      5,964
                                                                       -------
                                                                        13,564
Auto Components - 0.2%
   Ingersoll-Rand Co. - Cl. A (US) ...................       69,500      4,718

Automobiles - 1.0%
   Ford Motor Co. (US) ...............................      552,900      8,846
   General Motors Corp. (US) .........................      166,700      8,902
   Harley-Davidson, Inc. (US) ........................       78,200      3,717
                                                                       -------
                                                                        21,465
Banks - 2.7%
   Bank of America Corp. (US) ........................      179,200     14,413
   Bank One Corp. (US) ...............................      467,000     21,291
   FleetBoston Financial Corp. (US) ..................       31,000      1,353
   JP Morgan Chase & Co. (US) ........................      325,100     11,941
   US Bancorp (US) ...................................      212,100      6,316
                                                                       -------
                                                                        55,314
Beverages - 1.2%
   Anheuser-Busch Cos., Inc. (US) ....................      152,700      8,044
   Pepsi Bottling Group, Inc. (US) ...................       53,000      1,282
   PepsiCo, Inc. (US) ................................      331,600     15,459
                                                                       -------
                                                                        24,785
Biotechnology - 0.9%
   Amgen, Inc. (US) ..................................      225,900     13,960
   Biogen IDEC, Inc. (US) ............................       18,515        681
   Genetech, Inc. (US) ...............................       34,100      3,191
                                                                       -------
                                                                        17,832
Chemicals - 1.1%
   Air Products & Chemicals, Inc. (US) ...............       75,600      3,994
   Dow Chemical Co. (US) .............................      235,400      9,786
   E.I. du Pont de Nemours & Co. (US) ................       76,700      3,520
   Rohm & Haas Co. (US) ..............................      122,700      5,240
                                                                       -------
                                                                        22,540
Commercial Services & Supplies - 0.2%
   Checkfree Corp. (US) ..............................       36,200      1,001
   Monster Worldwide, Inc. (US) ......................       16,200        356
   Robert Half International, Inc. (US) ..............       31,400        733
   Sabre Group Holdings, Inc. (US) ...................       87,800      1,895
                                                                       -------
                                                                         3,985
Communications Equipment - 1.4%
   Cisco Systems, Inc. (US) ..........................   $1,016,400   $ 24,688
   JDS Uniphase Corp. (US) ...........................      294,000      1,073
   Polycom, Inc. (US) ................................       65,700      1,283
   Qualcomm, Inc. (US) ...............................       47,400      2,556
                                                                      --------
                                                                        29,600
Computers & Peripherals - 3.6%
   Apple Computer, Inc. (US) .........................       14,900        318
   Dell, Inc. (US) ...................................      579,500     19,680
   EMC Corp. (US) ....................................    1,163,700     15,035
   Intel Corp. (US) ..................................      760,400     24,485
   International Business Machines
     Corp. (US) ......................................      145,500     13,485
   Lexmark International Group, Inc. -
     Cl. A (US) ......................................       13,500      1,062
   Seagate Technology (US) ...........................       22,400        423
   Sun Microsystems, Inc. (US) .......................      184,500        828
                                                                      --------
                                                                        75,316
Construction & Engineering - 0.4%
   American Standard Cos., Inc. (US) .................       50,000      5,035
   Fluor Corp. (US) ..................................       81,300      3,223
                                                                      --------
                                                                         8,258
Construction Materials - 0.2%
   United States Steel Corp. (US) ....................      113,200      3,964

Containers & Packaging - 0.2%
   Smurfit-Stone Container Corp. (US) ................      185,000      3,435

Credit Card - 0.3%
   MBNA Corp. (US) ...................................      248,600      6,178

Diversified Financials - 6.1%
   AmeriCredit Corp. (US) ............................       63,900      1,018
   Capital One Financial Corp. (US) ..................       79,300      4,860
   Citigroup, Inc. (US) ..............................      743,400     36,085
   Goldman Sachs Group, Inc. (US) ....................       86,800      8,570
   Merrill Lynch & Co., Inc. (US) ....................      311,700     18,281
   Morgan Stanley, Dean Witter,
     Discover & Co. (US) .............................      183,200     10,602
   SLM Corp. (US) ....................................      401,900     15,144
   State Street Corp. (US) ...........................       66,400      3,458
   Washington Mutual, Inc. (US) ......................      229,900      9,223
   Wells Fargo & Co. (US) ............................      343,300     20,217
                                                                      --------
                                                                       127,458
Diversified Telecommunication Services - 1.9%
   AT&T Corp. (US) ...................................       65,440      1,328
   BellSouth Corp. (US) ..............................      368,400     10,426
   CenturyTel, Inc. (US) .............................      133,300      4,348
   Cox Communications, Inc. - Cl. A (US) .............       44,000      1,516
   Nextel Communications, Inc. - Cl. A (US) ..........      118,800      3,334
   Sprint Corp. (US) .................................      195,700      3,213

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                       Market
                    Name of Issuer                         Shares      Value
                    --------------                       ----------   -------
                                                                      (000's)

COMMON STOCK - Continued

Diversified Telecommunication Services - Continued
   Sprint PCS (US) ...................................   $  534,100   $ 3,002
   Verizon Communications (US) .......................      352,200    12,355
                                                                      -------
                                                                       39,522

Electric Utilities - 1.2%
   AES Corp. (US) ....................................      347,700     3,282
   American Electric Power Co. (US) ..................       43,500     1,327
   Constellation Energy Group, Inc.
      (US) ...........................................       75,000     2,937
   Entergy Corp. (US) ................................      173,200     9,895
   Firstenergy Corp. (US) ............................       19,300       679
   FPL Group, Inc. (US) ..............................       50,700     3,317
   PG & E Corp. (US) .................................      104,500     2,902
                                                                      -------
                                                                       24,339

Electric/Gas - 0.1%
   Dominion Resources, Inc. (US) .....................       50,000     3,191

Electrical Equipment - 1.0%
   Emerson Electric Co. (US) .........................       36,200     2,344
   Rockwell International Corp. (US) .................      247,000     8,793
   United Technologies Corp. (US) ....................      111,400    10,558
                                                                      -------
                                                                       21,695

Electronic Equipment & Instruments - 0.4%
   Agilent Technologies, Inc. (US) ...................       33,000       965
   Avnet, Inc. (US) ..................................       91,200     1,975
   Sanmina Corp. (US) ................................      390,600     4,926
                                                                      -------
                                                                        7,866

Energy Equipment & Services - 0.5%
   Baker Hughes, Inc. (US) ...........................       73,200     2,354
   Schlumberger, Ltd. (US) ...........................       78,000     4,268
   Transocean Sedco Forex, Inc. (US) .................       39,200       941
   Weatherford Bermuda (US) ..........................       52,300     1,883
                                                                      -------
                                                                        9,446

Food & Drug Retailing - 0.1%
   Williams-Sonoma, Inc. (US) ........................       58,000     2,017

Food Products - 0.7%
   Archer Daniels Midland Co. (US) ...................      345,000     5,251
   Campbell Soup Co. (US) ............................      159,300     4,269
   General Mills, Inc. (US) ..........................      107,700     4,879
   Kraft Foods, Inc. - Cl. A (US) ....................       37,800     1,218
                                                                      -------
                                                                       15,617

Gas Utilities - 0.6%
   Kinder Morgan Management LLC
      (US) ...........................................       95,348     4,096
   Kinder Morgan, Inc. (US) ..........................           70         4
   Sempra Energy (US) ................................      238,000     7,154
   Williams Cos., Inc. (US) ..........................      229,100     2,250
                                                                      -------
                                                                       13,504

Health Care Equipment & Supplies - 1.5%
   Applera Corporation - Applied
      Biosystems Group (US) ..........................   $  170,700   $ 3,535
   Becton, Dickinson & Co. (US) ......................       23,900       983
   Boston Scientific Corp. (US) ......................      242,900     8,929
   Guidant Corp. (US) ................................      105,200     6,333
   St. Jude Medical, Inc. (US) .......................       77,300     4,743
   Zimmer Holdings, Inc. (US) ........................       90,500     6,371
                                                                      -------
                                                                       30,894

Health Care Providers & Services - 1.4%
   Anthem, Inc. (US) .................................      120,600     9,045
   DaVita, Inc. (US) .................................       71,800     2,800
   HCA-The Healthcare Corp. (US) .....................       34,400     1,478
   Lincare Holdings, Inc. (US) .......................       76,200     2,288
   PacifiCare Health Systems, Inc. (US) ..............       75,400     5,097
   Triad Hospitals, Inc. (US) ........................       23,600       785
   UnitedHealth Group, Inc. (US) .....................      126,500     7,360
                                                                      -------
                                                                       28,853

Hotels Restaurants & Leisure - 0.5%
   Carnival Corp. (US) ...............................       25,600     1,017
   McDonald's Corp. (US) .............................      382,300     9,493
                                                                      -------
                                                                       10,510

Household Products - 1.5%
   Clorox Co. (US) ...................................       90,400     4,390
   Kimberly-Clark Corp. (US) .........................       21,400     1,264
   Procter & Gamble Co. (US) .........................      259,100    25,879
                                                                      -------
                                                                       31,533

Industrial Conglomerates - 3.3%
   3M Co. (US) .......................................      151,000    12,840
   General Electric Co. (US) .........................    1,336,800    41,414
   Siemens AG - ADR (US) .............................       22,700     1,815
   Tyco International, Ltd. (US) .....................      439,300    11,641
                                                                      -------
                                                                       67,710

Insurance - 3.5%
   American International Group, Inc.
      (US) ...........................................      301,600    19,990
   Chubb Corp. (US) ..................................       84,300     5,741
   CIGNA Corp. (US) ..................................       15,100       868
   Cincinnati Financial Corp. (US) ...................       21,700       909
   Everest Re Group, Ltd. (US) .......................       47,900     4,052
   Hartford Financial Services Group,
      Inc. (US) ......................................      266,800    15,749
   Metlife, Inc. (US) ................................      183,800     6,189
   Prudential Financial, Inc. (US) ...................      279,300    11,666
   The PMI Group, Inc. (US) ..........................      152,200     5,666
   XL Capital, Ltd. - Cl. A (US) .....................       34,500     2,676
                                                                      -------
                                                                       73,506

Internet & Catalog Retail - 0.0%
   Amazon.com, Inc. (US) .............................       16,900       890

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                       Market
                    Name of Issuer                         Shares      Value
                    --------------                       ----------   --------
                                                                      (000's)

COMMON STOCK - Continued

Internet Software & Services - 0.3%
   Yahoo, Inc. (US) ..................................   $  120,300   $  5,434
IT Consulting & Services - 1.2%
   Accenture, Ltd. - Cl. A (US) ......................      419,200     11,034
   Affiliated Computer Services, Inc. -
      Cl. A (US) .....................................      253,200     13,789
                                                                      --------
                                                                        24,823
Leisure Equipment & Products - 0.2%
   Hasbro, Inc. (US) .................................      205,700      4,377

Machinery - 0.7%
   Danaher Corp. (US) ................................       80,200      7,358
   Eaton Corp. (US) ..................................       51,000      5,507
   Navistar International Corp., Inc. -
      Cl. B (US) .....................................       35,500      1,700
                                                                      --------
                                                                        14,565
Media - 3.3%
   Cablevision Systems Corp. - Cl. A
      (US) ...........................................      145,361      3,400
   Clear Channel Communications, Inc.
      (US) ...........................................       94,000      4,402
   Comcast Corp. - Cl. A (US) ........................      510,000     16,764
   Entercom Communications Corp.
      (US) ...........................................        5,200        275
   Fox Entertainment Group, Inc. - Cl. A
      (US) ...........................................       55,000      1,603
   Hughes Electronics Corp. (US) .....................      150,072      2,484
   Interactive Corp. (US) ............................      200,100      6,789
   Interpublic Group Cos., Inc. (US) .................       78,200      1,220
   Knight-Ridder, Inc. (US) ..........................       13,600      1,052
   Omnicom Group, Inc. (US) ..........................       60,800      5,310
   Radio One, Inc. - Cl. D (US) ......................       54,500      1,052
   The News Corp., Ltd. - ADR (AU) ...................       16,785        508
   The Walt Disney Co. (US) ..........................      251,300      5,863
   Time Warner, Inc. (US) ............................      721,376     12,978
   Tribune Co. (US) ..................................       78,900      4,071
   Vivendi Universal - ADR (US) ......................       15,900        386
                                                                      --------
                                                                        68,157
Metals & Mining - 0.4%
   Alcan Aluminum, Ltd. (US) .........................      150,000      7,043
   Newmont Mining Corp. (US) .........................       20,800      1,011
                                                                      --------
                                                                         8,054
Multi-Utilities - 0.1%
   NiSource, Inc. (US) ...............................       61,400      1,347

Multiline Retail - 1.2%
   Costco Wholesale Corp. (US) .......................       63,000      2,342
   Federated Department Stores, Inc.
      (US) ...........................................       78,400      3,695
   Wal-Mart Stores, Inc. (US) ........................      341,100     18,096
                                                                      --------
                                                                        24,133
Oil & Gas - 3.9%
   BJ Services Co. (US) ..............................   $   55,300   $  1,985
   ChevronTexaco Corp. (US) ..........................       96,300      8,320
   Conoco Phillips (US) ..............................      206,400     13,534
   Devon Energy Corp. (US) ...........................        5,800        332
   Equitable Resources, Inc. (US) ....................       22,700        974
   Exxon Mobil Corp. (US) ............................    1,061,800     43,534
   Murphy Oil Corp. (US) .............................       57,800      3,775
   Newfield Exploration Co. (US) .....................       44,500      1,982
   Royal Dutch Petroleum Co. (US) ....................       58,500      3,065
   Unocal Corp. (US) .................................      116,300      4,283
                                                                      --------
                                                                        81,784
Paper & Forest Products - 0.4%
   Boise Cascade Corp. (US) ..........................       14,300        470
   International Paper Co. (US) ......................      181,100      7,807
                                                                      --------
                                                                         8,277
Personal Products - 0.4%
   Estee Lauder Cos., Inc. - Cl. A (US) ..............       84,900      3,333
   Gillette Co. (US) .................................      113,600      4,173
                                                                      --------
                                                                         7,506
Pharmaceuticals - 5.7%
   Abbott Laboratories (US) ..........................      157,300      7,330
   Allergan, Inc. (US) ...............................      124,600      9,571
   AstraZeneca Group plc - ADR (US) ..................      359,700     17,402
   Eli Lilly & Co. (US) ..............................       60,900      4,283
   Forest Laboratories, Inc. (US) ....................      226,700     14,010
   Johnson & Johnson (US) ............................      204,700     10,575
   Merck & Co., Inc. (US) ............................       56,800      2,624
   Pfizer, Inc. (US) .................................    1,067,900     37,729
   Watson Pharmaceuticals, Inc. (US) .................       67,900      3,123
   Wyeth (US) ........................................      260,600     11,063
                                                                      --------
                                                                       117,710
Real Estate Investment Trust - 0.1%
   General Growth Properties (US) ....................       60,300      1,673

Real Estate Operations - 0.2%
   Hilton Hotels Corp. (US) ..........................      201,700      3,455
   Starwood Hotels & Resorts
      Worldwide, Inc. (US) ...........................       30,200      1,086
                                                                      --------
                                                                         4,541
Road & Rail - 0.1%
   Union Pacific Corp. (US) ..........................       18,000      1,251

Semiconductor Equipment & Products - 2.2%
   Altera Corp. (US) .................................       42,600        967
   Analog Devices, Inc. (US) .........................      155,700      7,108
   Applied Materials, Inc. (US) ......................      386,300      8,672
   KLA-Tencor Corp. (US) .............................       24,500      1,437
   Lam Research Corp. (US) ...........................       40,200      1,298
   Novellus Systems, Inc. (US) .......................      137,900      5,799
   Teradyne, Inc. (US) ...............................       29,900        761

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                        Market
                    Name of Issuer                         Shares        Value
                    --------------                       ----------   ----------
                                                                      (000's)
COMMON STOCK - Continued

Semiconductor Equipment & Products - Continued
   Texas Instruments, Inc. (US) ......................   $  649,000   $   19,068
                                                                      ----------
                                                                          45,110
Software - 3.5%
   Cadence Design Systems, Inc. (US) .................       71,900        1,293
   Electronic Arts, Inc. (US) ........................      153,200        7,320
   Mercury Interactive Corp. (US) ....................      100,300        4,879
   Microsoft Corp. (US) ..............................    1,452,800       40,010
   Network Associates, Inc. (US) .....................       39,700          597
   Peoplesoft, Inc. (US) .............................      119,800        2,731
   Sap Aktiengesellschaft - ADR (US) .................       65,500        2,722
   Symantec Corp. (US) ...............................      100,000        3,465
   Veritas Software Corp. (US) .......................      256,600        9,535
                                                                      ----------
                                                                          72,552
Specialty Retail - 2.4%
   AutoNation, Inc. (US) .............................      119,500        2,195
   AutoZone, Inc. (US) ...............................       84,200        7,175
   Best Buy Co., Inc. (US) ...........................       85,400        4,461
   Home Depot, Inc. (US) .............................      416,800       14,792
   Kohl's Corp. (US) .................................       96,400        4,332
   Lowe's Cos., Inc. (US) ............................      184,400       10,214
   RadioShack Corp. (US) .............................       73,600        2,258
   Staples, Inc. (US) ................................      185,000        5,051
                                                                      ----------
                                                                          50,478
Textiles & Apparel - 0.4%
   Nike, Inc. - Cl. B (US) ...........................      111,300        7,620

Tobacco - 1.1%
   Altria Group, Inc. (US) ...........................      401,800       21,866

Trading Companies & Distributors - 0.5%
   CDW Corp. (US) ....................................      175,000       10,108

U.S. Government Agencies - 0.9%
   Federal Home Loan Mortgage Corp.
      (US) ...........................................       76,600        4,467
   Federal National Mortgage Assoc.
      (US) ...........................................      181,000       13,586
                                                                      ----------
                                                                          18,053
                                                                      ----------
         TOTAL COMMON STOCK- .........................         68.3%   1,413,693

                                                            Par
                                                           Value
                                                         ----------
                                                          (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.2%
   Boeing Capital Corp. - Sr. Notes (US)
      6.5% due 02/15/12 ..............................   $    1,797        1,965
   Bombardier, Inc. - 144A (a) (US)
      6.75% due 05/01/12 .............................          883          965
   Raytheon Co. - Debs. (US)
      6.0% due 03/25/07 ..............................          125          133
   Systems 2001 LLC - Cl. G 144A (a)
      (US)
      6.664% due 09/15/13 ............................   $      259   $      286
   Systems 2001 LLC - CTF Cl. B
      144A (a) (US)
      7.156% due 12/15/11 ............................          316          345
                                                                      ----------
                                                                           3,694
Airlines - 0.1%
   Popular North America, Inc. (US)
      6.125% due 10/15/06 ............................        1,439        1,564

Auto Components - 0.0%
   Delphi Corp. - Notes (US)
      6.5% due 08/15/13 ..............................           70           74
   Lear Corp. - Ser. B (US)
      8.11% due 05/15/09 .............................          105          123
                                                                      ----------
                                                                             197
Auto Loan - 0.6%
   Ford Motor Credit Co. - Notes (US)
      6.875% due 02/01/06 ............................          953        1,017
      7.0% due 10/01/13 ..............................        3,090        3,259
      7.375% due 10/28/09 ............................           50           55
   Ford Motor Credit Co. (US)
      7.25% due 10/25/11 .............................          732          794
      7.875% due 06/15/10 ............................          300          335
   Ford Motor Credit Co. - Bonds (US)
      7.375% due 02/01/11 ............................           75           82
   General Motors Acceptance Corp. (US)
      6.875% due 08/28/12 ............................        1,000        1,076
      7.5% due 07/15/05 ..............................        1,743        1,873
   General Motors Acceptance Corp. -
      Sr. Notes (US)
      7.0% due 02/01/12 ..............................          900          968
   General Motors Acceptance Corp. -
      Bonds (US)
      7.25% due 03/02/11 .............................           15           16
   General Motors Acceptance Corp. -
      Notes (US)
      8.0% due 11/01/31 ..............................          265          297
      6.875% due 09/15/11 ............................          550          592
   GMAC Commercial Mortgage
      Securities, Inc. - CTF Cl. H
      144A (a)(US)
      5.31% due 05/10/36 .............................        3,000        2,870
                                                                      ----------
                                                                          13,234
Automobiles - 0.6%
   Daimler Chrysler NA Holding Corp. -
      Sr. Notes (US)
      6.5% due 11/15/13 ..............................        1,040        1,096
   DaimlerChrysler NA - Notes (US)
      3.75% due 06/04/08 .............................          175          174

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
              Name of Issuer                                   Value     Value
              --------------                                  -------   -------
                                                              (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued

Automobiles - Continued
   DaimlerChrysler NA Holding Corp. -
      Notes (US)
      8.5% due 01/18/31 ...................................    $  725   $   866
   Equus Cayman Finance, Ltd. - Sr.........................
      Notes 144A (a) (US)
      5.5% due 09/12/08 ...................................     1,240     1,257
   First Invs Auto Owner Trust - Notes
      Cl. A (US)
      3.46% due 12/15/08 ..................................        36        36
   Ford Motor Co. - Bonds (US)
      6.625% due 10/01/28 .................................     2,134     1,963
      7.45% due 07/16/31 ..................................     2,535     2,562
   General Motors Corp. - Sr. Debs. .......................
      (US)
      8.375% due 07/15/33 .................................     3,325     3,860
   Hertz Corp. (US)
      7.625% due 08/15/07 .................................       100       110
                                                                        -------
                                                                         11,924

Banks - 2.4%
   Banc America Commercial Mortgage,
      Inc. - CTF 144A (a) (US)
      5.276% due 03/11/41 .................................     2,000     1,937
   Bank of America Corp. - Sr. Notes
      (US)
      7.125% due 09/15/06 .................................       250       279
   Bank One Corp. - Sub. Notes (US)
      4.9% due 04/30/15 ...................................        90        88
   Bank One Corp. - Notes (US)
      6.5% due 02/01/06 ...................................     1,238     1,344
   Barclays Bank plc - Notes 144A (a)
      (US)
      6.86% due 06/15/32 ..................................        30        32
   BNP Paribas - 144A (a) (US)
      5.125% due 01/15/15 .................................        60        60
   Capital One Bank (US)
      5.75% due 09/15/10 ..................................       120       127
   Central American Bank - 144A (a)
      (US)
      6.75% due 04/15/13 ..................................     1,350     1,455
   Corporacion Andina De Fomento -
      Notes (US)
      5.2% due 05/21/13 ...................................     1,330     1,324
      6.875% due 03/15/12 .................................       160       177
   Credit Suisse First Boston - Ser. 2003
      (US)
      3.727% due 03/25/35 .................................     3,795     3,758
   Credit Suisse First Boston - Ser
      2003-C3 Cl. F 144A (a) (US)
      4.518% due 05/15/38 .................................     2,000     1,880
   Credit Suisse First Boston - Sr. Notes
      (US)
      4.625% due 01/15/08 .................................       536       558
   Credit Suisse First Boston - Notes
      (US)
      5.75% due 04/15/07 ..................................    $  739   $   801
   Credit Suisse First Boston (US)
      6.5% due 01/15/12 ...................................       125       139
   Credit Suisse First Boston - Ser.
      2003-29 Cl. VA1 (US)
      7.0% due 12/25/33 ...................................     8,000     8,402
   Credit Suisse First Boston Mortgage -
      CTF Cl. II A2 (US)
      4.375% due 04/25/33 .................................       102       102
   Credit Suisse First Boston Mortgage -
      Cl. A2 (US)
      5.935% due 01/15/06 .................................       250       265
   Credit Suisse First Boston Mortgage -
      CF2 Cl. A3 (US)
      6.238% due 02/15/34 .................................       250       274
   Credit Suisse First Boston Mortgage
      Securities Corp. - Cl. A1 (US)
      3.801% due 06/15/06 .................................       780       785
   Credit Suisse First Boston Mortgage
      Securities Corp. (US)
      7.545% due 04/15/10 .................................     2,533     2,953
   Credit Suisse First Boston Mortgage
      Securities Corp. - Cl. A1 (US)
      6.91% due 01/15/08 ..................................     4,554     4,957
   Dresdner Bank AG - Sub. Notes (US)
      7.25% due 09/15/15 ..................................     1,395     1,602
   First Union Lehman Brothers Bank -
      Ser. 1998 C2 CTF Cl. E (US)
      6.778% due 05/18/13 .................................     2,000     2,187
   First Union National Bank
      Commercial & Mortgage Trust -
      CTF Cl. A1 (US)
      5.585% due 08/12/10 .................................       430       459
   FleetBoston Financial Corp. -
      Sr. Notes (US)
      7.25% due 09/15/05 ..................................     1,248     1,357
   HBOS plc - 144A (a) (US)
      3.125% due 01/12/07 .................................       250       252
      5.375% due 11/29/49 .................................       190       189
   JP Morgan Chase & Co. - Notes (US)
      5.25% due 05/30/07 ..................................     2,739     2,924
      5.35% due 03/01/07 ..................................     2,200     2,355
   JP Morgan Chase & Co. - Sub. Notes
      (US)
      6.75% due 02/01/11 ..................................     3,000     3,383
   Union Bancal Corp. - Sub. Notes (US)
      5.25% due 12/16/13 ..................................       100       101
   Wachovia Bank Commercial Trust -
      Ser. 2003-C8 Cl. F 144A (a) (US)
      5.031% due 11/15/35 .................................     1,400     1,400

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
              Name of Issuer                                   Value     Value
              --------------                                  -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Banks - Continued
   WAMU Mortgage Pass Through
      Certs. - CTF Cl. A1 (US)
      4.39% due 06/25/33 ..................................    $  705   $   711
   Zions Bancorp - Sub. Notes (US)
      6.0% due 09/15/15 ...................................       315       330
                                                                        -------
                                                                         48,947

Beverages - 0.1%
   Anheuser Busch Cos., Inc. - Debs
      (US)
      6.5% due 02/01/43 ...................................     1,232     1,338

Chemicals - 0.0%
   ICI Wilmington, Inc. - Notes (US)
      4.375% due 12/01/08 .................................       235       234
      5.625% due 12/01/13 .................................       690       693
                                                                        -------
                                                                            927

Commercial Services & Supplies - 0.4%
   Cendant Corp. - Sr. Notes (US)
      6.25% due 01/15/08 ..................................       125       136
      6.25% due 03/15/10 ..................................       710       772
   Cendant Corp. - Notes (US)
      6.875% due 08/15/06 .................................       150       165
   Cendant Corp. - Sr. Notes (US)
      7.125% due 03/15/15 .................................       734       829
      7.375% due 01/15/13 .................................     1,377     1,579
   Falconbridge, Ltd. - Notes (US)
      5.375% due 06/01/15 .................................     1,395     1,359
   MDC Holdings, Inc. - Sr. Notes (US)
      5.5% due 05/15/13 ...................................        90        90
   PHH Corp. - Notes (US)
      7.125% due 03/01/13 .................................        70        78
   Teppco Partners - Sr. Notes (US)
      6.125% due 02/01/13 .................................     1,308     1,386
   Tyco International Group - Notes
      144A (a) (US)
      6.0% due 11/15/13 ...................................       125       129
   Tyco International Group SA - Notes
      (US)
      6.125% due 01/15/09 .................................       140       150
      6.75% due 02/15/11 ..................................       280       305
   Tyco International Group SA - Sr
      Notes (US)
      6.375% due 10/15/11 .................................     1,450     1,547
   USA Education , Inc. (US)
      5.625% due 04/10/07 .................................       125       135
   Waste Management, Inc. - Sr. Notes
      (US)
      6.375% due 11/15/12 .................................       125       136
                                                                        -------
                                                                          8,796

Communications Equipment - 0.3%
   American Tower Corp. - Sr. Notes
      (US)
      9.375% due 02/01/09 .................................    $  900   $   959
   Deutsche Telekom International (US)
      8.5% due 06/15/10 ...................................       721       872
   Deutsche Telekom International
      Finance (US)
      8.75% due 06/15/30 ..................................     1,006     1,285
   Deutsche Telekom International
      Finance BV - Notes (US)
      9.25% due 06/01/32 ..................................       100       137
   Intelsat, Ltd. - Sr. Notes 144A (a)
      (US)
      5.25% due 11/01/08 ..................................     1,048     1,078
   Motorola, Inc. - Notes (US)
      6.75% due 02/01/06 ..................................     1,500     1,616
   Motorola, Inc. - Debs. (US)
      7.5% due 05/15/25 ...................................        20        22
   Motorola, Inc. (US)
      8.0% due 11/01/11 ...................................        30        35
                                                                        -------
                                                                          6,004

Construction & Engineering - 0.0%
   Pulte Homes, Inc. - Sr. Notes (US)
      6.25% due 02/15/13 ..................................       100       106
      7.875% due 08/01/11 .................................        90       106
      8.125% due 03/01/11 .................................        25        30
                                                                        -------
                                                                            242

Containers & Packaging - 0.0%
   Packaging Corp. of America - Sr
      Notes (US)
      5.75% due 08/01/13 ..................................       190       192

Credit Card - 0.2%
   Citibank Credit Card Issuance Trust -
      Cl. A1 Notes (US)
      4.95% due 02/09/09 ..................................     2,000     2,125
   MBNA Corp. (US)
      6.125% due 03/01/13 .................................        90        97
   MBNA Credit Card Master Note
      Trust - Notes Cl. C (US)
      6.8% due 07/15/14 ...................................       500       544
   Nordstrom Credit Card Master Note
      Trust - Notes Cl. B 144A (a) (US)
      2.039% due 10/13/10 .................................       150       152
   Pass Through Amortizing Credit Card
      Trust - CTF Cl. A3 144A (a) (US)
      6.298% due 06/18/12 .................................       106       108
   Sears Credit Account Master Trust -
      Ser. 1998-2 Cl. A (US)
      5.25% due 10/16/08 ..................................       365       371

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
              Name of Issuer                                   Value     Value
              --------------                                  -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Credit Card - Continued
   Structured Assets Securities Corp.
      (US)
      8.517% due 07/15/27 .................................    $   82   $    90
                                                                        -------
                                                                          3,487

Diversified Financials - 2.6%
   Associates Corp. of North America -
      Sr. Notes (US)
      6.25% due 11/01/08 ..................................       250       278
   AXA Financial, Inc. - Sr. Notes (US)
      7.75% due 08/01/10 ..................................     1,068     1,265
   Bear Stearns ARM Trust - CTF Cl. II
      A2 (US)
      4.25% due 04/25/33 ..................................       100       100
   Bear Stearns Trust - Ser. 2003-2
      Cl. A3 144A (a) (US)
      3.703% due 01/25/33 .................................       152       153
   Bear Stearns, Inc. - Ser. 2002 CTF
      Cl. A2 (US)
      4.72% due 11/11/35 ..................................     2,000     2,012
   Capital One Financial Corp. -
      Sr. Notes (US)
      6.25% due 11/15/13 ..................................        60        61
   Chase Commercial Mortgage
      Securities Corp. - Ser. 1997-1
      Cl. A2 (US)
      7.37% due 02/19/07 ..................................     4,658     5,096
   Chase Commercial Mortgage
      Securities Corp. - Cl. C (US)
      7.928% due 07/15/32 .................................     1,000     1,184
   Chase Funding Loan Acquisition
      Trust - Cl. 1A3 (US)
      4.541% due 02/25/23 .................................       573       573
   CIT Group, Inc - Sr. Notes (US)
      5.75% due 09/25/07 ..................................     1,420     1,532
   CIT Group, Inc. - Sr. Notes (US)
      4.0% due 05/08/08 ...................................       934       945
   Citigroup, Inc. - Sr. Notes (US)
      5.0% due 03/06/07 ...................................     3,000     3,185
   Citigroup, Inc. - Notes (US)
      5.5% due 08/09/06 ...................................     2,000     2,145
   Citigroup, Inc. - Sub. Notes (US)
      5.625% due 08/27/12 .................................     1,340     1,415
   Duke Capital Corp. - Sr. Notes (US)
      6.25% due 02/15/13 ..................................       825       870
      6.75% due 02/15/32 ..................................     1,394     1,408
   Fund American Cos, Inc. - GTD Sr
      Notes (US)
      5.875% due 05/15/13 .................................     1,480     1,498
   GE Commercial Mortgage Corp. -
      2003 C1 144A (a) (US)
      5.948% due 01/10/38 .................................     3,000     3,047
   General Electric Capital Corp. (US)
      5.875% due 02/15/12 .................................     2,950     3,170
      6.0% due 06/15/12 ...................................    $   70   $    76
   Goldman Sachs Group, Inc. -
      Sr. Notes (US)
      4.125% due 01/15/08 .................................     1,050     1,077
      5.25% due 04/01/13 ..................................       455       461
   Goldman Sachs Group, Inc. (US)
      6.875% due 01/15/11 .................................     3,405     3,867
   Greater Connecticut Consumer Loan
      Trust - Notes Cl. A 144A (a) (US)
      6.25% due 02/15/20 ..................................       498       510
   Green Tree Financial Corp. -
      Ser. 1996-8 Cl. A6 (US)
      7.6% due 10/15/27 ...................................     3,427     3,628
   International Lease Finance Corp.
      (US)
      4.55% due 10/15/09 ..................................       100       100
   International Lease Finance Corp. -
      Notes (US)
      5.875% due 05/01/13 .................................     1,317     1,388
   Monumental Global Funding -
      Sr. Sec. Notes Ser. A 144A (a) (US)
      5.2% due 01/30/07 ...................................       250       267
   Morgan Stanley Capital, Inc. - Ser.
      2003 Cl. A 144A (a) (US)
      1.0% due 07/14/08 ...................................        99        99
   Morgan Stanley Group, Inc. (US)
      6.75% due 04/15/11 ..................................     2,880     3,258
   Nationwide Life Global Funding (US)
      5.35% due 02/15/07 ..................................        60        65
   Pemex Project Funding Master Trust -
      Notes (US)
      6.125% due 08/15/08 .................................     1,500     1,575
      7.375% due 12/15/14 .................................     1,700     1,815
   Salomon Brothers Commercial and
      Mortgage Trust - CTF 2001-C1
      Cl. A3 (US)
      6.428% due 12/18/35 .................................       925     1,028
   SLM Corp. (US)
      5.0% due 04/15/15 ...................................       375       370
      5.375% due 01/15/13 .................................        90        92
   USAA Capital Corp. - 144A (a) (US)
      4.0% due 12/10/07 ...................................       150       153
   Washington Mutual Mortgage
      Securities Corp. - Cl. A6 (US)
      4.56% due 03/25/33 ..................................        60        60
   Washington Mutual, Inc. (US)
      5.625% due 01/15/07 .................................     3,050     3,287
   Wells Fargo & Co. - Notes (US)
      3.5% due 04/04/08 ...................................       250       251
                                                                        -------
                                                                         53,364

Diversified Telecommunication Services - 0.7%
   AT&T Corp. - Sr. Notes (US)
     7.8% due 11/15/11 ....................................        80        92

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
            Name of Issuer                                     Value     Value
            --------------                                    -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Telecommunication Services - Continued
      8.5% due 11/15/31 ...................................    $  125   $   146
   Crown Castle International Corp. -
      Sr. Notes (US)
      10.75% due 08/01/11 .................................       250       281
   France Telecom SA - Notes (US)
      9.25% due 03/01/11 ..................................       955     1,147
      10.0% due 03/01/31 ..................................     1,150     1,528
   Nextel Communications, Inc. - Sr.
      Notes (US)
      7.375% due 08/01/15 .................................       375       403
   SBC Communications, Inc. - Notes
      (US)
      5.875% due 02/01/12 .................................        50        53
   Singapore Telecommunications -
      Notes 144A (a) (US)
      6.375% due 12/01/11 .................................        75        83
   Sprint Capital Corp. - Notes (US)
      6.125% due 11/15/08 .................................     1,323     1,410
      7.125% due 01/30/06 .................................       100       108
      8.375% due 03/15/12 .................................       852       995
      8.75% due 03/15/32 ..................................       865     1,022
   Telecom Italia Capital Corp. - Sr.
      Notes Ser. A 144A (a) (US)
      4.0% due 11/15/08 ...................................     1,250     1,258
   Telecom Italia Capital Corp. - Sr.
      Notes Ser. B 144A (a) (US)
      5.25% due 11/15/13 ..................................       200       200
   Telefonos de Mexico - Sr. Notes
      144A (a) (US)
      4.5% due 11/19/08 ...................................       105       105
   Tellus Corp. - Notes (US)
      8.0% due 06/01/11 ...................................        80        94
   Telstra, Ltd. - Notes (US)
      6.375% due 04/01/12 .................................       125       138
   Tritel PCS, Inc. - Sr. Sub. Notes (US)
      10.375% due 01/15/11 ................................       325       389
   Verizon Global Funding Corp. - Notes
      (US)
      6.75% due 12/25/32 ..................................     2,169     2,354
      7.25% due 12/01/10 ..................................        90       104
   Verizon Global Funding Corp. -
      Global Notes (US)
      7.375% due 09/01/12 .................................       927     1,074
   Verizon New York, Inc. - Debs. Ser. A
      (US)
      6.875% due 04/01/12 .................................       963     1,066
   Vodafone Group plc - Notes (US)
      5.375% due 01/30/15 .................................       110       111
                                                                        -------
                                                                         14,161
Electric Utilities - 1.0%
   American Electric Power , Inc. -
      Sr. Notes Ser. D (US)
      5.25% due 06/01/15 ..................................     1,395     1,370
   Black Hills Corp. - Notes (US)
      6.5% due 05/15/13 ...................................    $1,025   $ 1,039
   Cilcorp, Inc. - Sr. Notes (US)
      8.7% due 10/15/09 ...................................       185       223
   Empresa Nacional De Electricid -
      Notes (US)
      8.35% due 08/01/13 ..................................     2,850     3,204
      8.5% due 04/01/09 ...................................        40        45
   Enersis SA - Notes 144A (a) (US)
      7.375% due 01/15/14 .................................     2,000     2,066
   FirstEnergy Corp. - Notes Ser. B (US)
      6.45% due 11/15/11 ..................................     1,054     1,093
   FirstEnergy Corp. - Notes Ser. C (US)
      7.375% due 11/15/31 .................................     1,750     1,790
   Oncor Electric Delivery Co. - Sr. Sec.
      Notes (US)
      6.375% due 01/15/15 .................................     1,695     1,843
      7.0% due 05/01/32 ...................................       125       138
   Progress Energy, Inc. - Sr. Notes (US)
      6.75% due 03/01/06 ..................................     1,560     1,691
      7.0% due 10/30/31 ...................................       693       742
      7.1% due 03/01/11 ...................................       250       282
   Public Service Co. New Mexico -
      Sr. Unsec. Notes (US)
      4.4% due 09/15/08 ...................................     1,453     1,471
   SP Power Assets, Ltd. - 144A (a)
      (US)
      5.0% due 10/22/13 ...................................       150       151
   Tampa Electric Co. - Notes (US)
      6.375% due 08/15/12 .................................       100       107
   TXU Australia Holdings, Ltd. - GTD
      Sr. Notes 144A (a) (US)
      6.15% due 11/15/13 ..................................     1,750     1,784
   TXU Energy Co. LLC - Sr. Notes
      (US)
      7.0% due 03/15/13 ...................................     1,399     1,547
   United Energy Distribution, Ltd. -
      Sr. Notes 144A (a) (US)
      4.7% due 04/15/11 ...................................        90        91
                                                                        -------
                                                                         20,677
Electric/Gas - 0.1%
   Cilcorp, Inc. - Sr. Bond (US)
      9.375% due 10/15/29 .................................        25        33
   Dominion Resources, Inc. - Notes
      (US)
      5.7% due 09/17/12 ...................................       200       211
   Peco Energy Transport Trust -
      Ser. 1999A Cl. A7 (US)
      6.13% due 03/01/09 ..................................       315       348
   PSEG Power LLC - Sr. Notes (US)
      6.875% due 04/15/06 .................................     1,760     1,919

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
            Name of Issuer                                     Value     Value
            --------------                                    -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electric/Gas - Continued
   Virginia Electric Power Co. - Sr.
      Notes (US)
      4.75% due 03/01/13 ..................................    $   90   $    89
                                                                        -------
                                                                          2,600
Electronic Equipment & Instruments - 0.0%
   Solectron Corp. - Sr. Notes (US)
      9.625% due 02/15/09 .................................       500       558

Energy Equipment & Services - 0.1%
   Enbridge Energy Partners LP - Notes
      (US)
      4.75% due 06/01/13 ..................................     1,710     1,652

Finance - 0.6%
   Bear Stearns & Co., Inc. - Notes (US)
      5.7% due 11/15/14 ...................................     2,468     2,573
   Cadbury Schweppes U.S. Finance -
      Sr. Notes 144A (a) (US)
      5.125% due 10/01/13 .................................       100        99
   California Infrastructure &
      Ecomomic - Ser. 1997-1 CTF
      Cl. A6 (US)
      6.38% due 09/25/08 ..................................       453       482
   California Infrastructure
      Development - Ser. 1997-1 CTF
      Cl. A7 (US)
      6.42% due 09/25/08 ..................................       439       467
   Conseco Finance Securitizations Co. -
      Ser. 2000-F Cl. AF 4 (US)
      7.67% due 03/15/06 ..................................        39        39
   FUJI JGB Investments - Ser. A
      144A (a) (US)
      9.87% due 12/31/49 ..................................       140       155
   Household Finance Corp. - Notes
      (US)
      6.0% due 05/01/04 ...................................       125       127
      6.375% due 11/27/12 .................................       150       164
   Household Financial Corp. - Global
      Notes (US)
      4.625% due 01/15/08 .................................     1,432     1,489
   Household Financial Corp. (US)
      5.75% due 01/30/07 ..................................       285       308
   HVB Funding Trust III - CTF
      144A (a) (US)
      9.0% due 10/22/31 ...................................        40        48
   Mangrove Bay Trust - 144A (a) (US)
      6.102% due 07/15/33 .................................       100        97
   Monumental Global Funding II - Sr.
      Notes 144A (a) (US)
      3.85% due 03/03/08 ..................................       360       363
   NiSource Finance Corp. - Sr. Notes
      (US)
      6.15% due 03/01/13 ..................................       912       980
   NiSource Finance Corp. (US)
      7.875% due 11/15/10 .................................    $1,350   $ 1,606
   PCCW Hkt Capital, Ltd. (US)
      8.0% due 11/15/11 ...................................        80        94
   Reliastar Financial Corp. - Notes (US)
      6.5% due 11/15/08 ...................................       160       177
   UFJ Finance Aruba - GTD Notes
      (US)
      6.75% due 07/15/13 ..................................     1,800     1,920
   Vanderbilt Acquisition Loan Trust -
      Sr. Sub. Notes Cl. A3 (US)
      5.7% due 09/07/23 ...................................       250       258
                                                                        -------
                                                                         11,446
Food & Drug Retailing - 0.0%
   Albertson's, Inc. - Sr. Notes (US)
      7.5% due 02/15/11 ...................................        80        92
   Delhaize America, Inc. - Notes (US)
      8.125% due 04/15/11 .................................       130       149
                                                                        -------
                                                                            241
Food Products - 0.3%
   Kellogg Co. - Notes Ser. B (US)
      6.6% due 04/01/11 ...................................       200       224
   Kraft Foods, Inc. - Notes (US)
      5.25% due 06/01/07 ..................................     4,757     5,061
   Nabisco, Inc. - Notes (US)
      7.05% due 07/15/07 ..................................        90       101
   Nabisco, Inc. - Debs. (US)
      7.55% due 06/15/15 ..................................       500       599
                                                                        -------
                                                                          5,985
Foreign Governmental - 0.2%
   Quebec Province Canada (US)
      5.5% due 04/11/06 ...................................     2,790     3,000
   Republic of Chile - Bonds (US)
      5.5% due 01/15/13 ...................................        70        72
   United Mexican States (US)
      4.625% due 10/08/08 .................................        80        81
      6.375% due 01/16/13 .................................     1,700     1,764
      8.375% due 01/14/11 .................................        40        47
   United Mexican States (XU)
      9.875% due 02/01/10 .................................       125       158
   United Mexican States - Bonds (US)
      11.375% due 09/15/16 ................................        50        71
                                                                        -------
                                                                          5,193
Gas Utilities - 0.2%
   Kinder Morgan Energy Partners -
      Sr. Notes (US)
      7.3% due 08/15/33 ...................................     1,480     1,682
   Michigan Consolidated Gas Co. -
      Sr. Notes (US)
      5.7% due 03/15/33 ...................................     1,480     1,423

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par     Market
            Name of Issuer                                     Value     Value
            --------------                                    -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Gas Utilities - Continued
   National Rural Utilities Cooperative
      Finance - Bonds (US)
      3.875% due 02/15/08 .................................    $1,698   $ 1,719
                                                                        -------
                                                                          4,824
Health Care Providers & Services - 0.1%
   HCA, Inc. - Notes (US)
      6.25% due 02/15/13 ..................................       650       668
      6.75% due 07/15/13 ..................................     1,291     1,369
      6.95% due 05/01/12 ..................................       150       161
   HCA-The Healthcare Corp. - Sr.
      Notes (US)
      7.875% due 02/01/11 .................................        85        96
   HCA-The Healthcare Corp. - Notes
      (US)
      8.75% due 09/01/10 ..................................        60        71
   Health Net, Inc. - Sr. Notes (US)
      8.375% due 04/15/11 .................................        80        96
   Humana, Inc. - Sr. Notes (US)
      7.25% due 08/01/06 ..................................       135       147
                                                                        -------
                                                                          2,608
Home Equity Loan - 1.2%
   Centex Home Equity Loan Trust -
      CTF Cl. A5 (US)
      6.83% due 07/25/32 ..................................     2,635     2,801
   Countrywide Home Loan Corp. (US)
      5.5% due 08/01/06 ...................................     2,821     3,013
   Residential Asset Mortgage Products,
      Inc. - Cl. AI2 (US)
      3.38% due 03/25/29 ..................................     5,000     5,010
   Residential Funding and Mortgage
      Securities - Ser. 2002-HI2 (US)
      5.64% due 10/25/14 ..................................     5,000     5,055
   Residential Funding and Mortgage
      Securities - Notes Cl. A7 (US)
      6.9% due 01/25/33 ...................................     9,000     9,812
   Residential Funding and Mortgage
      Securities Trust II - Ser. 2001-HS2
      Cl. A4 (US)
      6.43% due 04/25/16 ..................................        70        71
                                                                        -------
                                                                         25,762
Hotels Restaurants & Leisure - 0.5%
   Boyd Gaming Corp. - Sr. Notes (US)
      9.25% due 08/01/09 ..................................       250       280
   Hilton Hotels Corp. - Notes (US)
      7.625% due 12/01/12 .................................     2,900     3,259
   Mandalay Resort Group - Sr. Notes
      144A (a) (US)
      6.375% due 12/15/11 .................................     1,000     1,028
   MGM Mirage, Inc. - Ser. B (US)
      6.0% due 10/01/09 ...................................     1,820     1,870
   Six Flags, Inc. - Sr. Notes (US)
      8.875% due 02/01/10 .................................    $  375   $   384
      9.5% due 02/01/09 ...................................       400       418
   Starwood Hotels & Resorts
      Worldwide, Inc. - Sr. Notes (US)
      7.875% due 05/01/12 .................................     2,300     2,587
                                                                        -------
                                                                          9,826
Household Durables - 0.1%
   Centex Corp. - Sr. Notes (US)
      4.75% due 01/15/08 ..................................        40        41
   Lennar Corp. - Sr. Notes (US)
      5.95% due 03/01/13 ..................................        30        31
      9.95% due 05/01/10 ..................................        30        35
   Mohawk Industries, Inc. - Notes (US)
      6.5% due 04/15/07 ...................................     1,580     1,735
                                                                        -------
                                                                          1,842
Household Products - 0.1%
   Enterprise Products Operating LP -
      Sr. Notes (US)
      6.875% due 03/01/33 .................................     1,384     1,383

Industrial Conglomerates - 0.1%
   General Electric Co. - Notes (US)
      5.0% due 02/01/13 ...................................     1,980     2,002
   Norske Skogindustrier - Notes
      144A (a) (US)
      6.125% due 10/15/15 .................................       130       132
                                                                        -------
                                                                          2,134
Insurance - 0.4%
   Aetna Inc. - Sr. Notes (US)
      7.375% due 03/01/06 .................................       100       110
   Metlife, Inc. - Debs. (US)
      3.911% due 05/15/05 .................................       190       196
   Nationwide Mutual Insurance Co. -
      Notes 144A (a) (US)
      7.875% due 04/01/33 .................................        30        35
   Odyssey Re Holdings Corp. -
      Sr. Notes (US)
      7.65% due 11/01/13 ..................................     4,000     4,179
   Principl Life Global Funding (US)
      4.4% due 10/01/10 ...................................       180       181
   Prudential Insurance Co. - Sr. Notes
      144A (a) (US)
      6.375% due 07/23/06 .................................       350       381
   W.R. Berkley Corp. - Notes (US)
      5.875% due 02/15/13 .................................     2,310     2,359
                                                                        -------
                                                                          7,441
Leisure Equipment & Products - 0.0%
   Eastman Kodak Co. - Sr. Notes (US)
      7.25% due 11/15/13 ..................................       780       818

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par     Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Machinery - 0.1%
   Caterpillar, Inc. - Sr. Debs. (US)
      7.25% due 09/15/09 ...................................    $1,050  $ 1,228

Media - 0.6%
   Time Warner, Inc. (US)
      6.15% due 05/01/07 ...................................     1,904    2,072
   Time Warner, Inc. - Notes (US)
      6.875% due 05/01/12 ..................................        90      101
      8.18% due 08/15/07 ...................................       650      753
   Time Warner, Inc. - Debs. (US)
      7.7% due 05/01/32 ....................................       715      834
   Chancellor Media Corp. - Notes (US)
      8.0% due 11/01/08 ....................................       750      876
   Clear Channel Communications, Inc. (US)
      7.65% due 09/15/10 ...................................       125      146
   Comcast Corp. - Notes (US)
      6.5% due 01/15/15 ....................................       627      680
      7.05% due 03/15/33 ...................................     1,616    1,758
   Cox Radio, Inc. - Sr. Notes (US)
      6.625% due 02/15/06 ..................................       250      270
   Liberty Media Corp. - Sr. Notes (US)
      2.64% due 09/17/06 ...................................       160      162
      5.7% due 05/15/13 ....................................     2,540    2,569
   Liberty Media Corp. - Bonds (US)
      7.875% due 07/15/09 ..................................       250      290
   Liberty Media Corp. - Sr. Debs (US)
      8.25% due 02/01/30 ...................................       690      826
   News America, Inc. - Sr. Notes (US)
      6.75% due 01/09/38 ...................................        30       33
   Time Warner Entertainment Co. - Sr. Debs (US)
      8.375% due 03/15/23 ..................................        20       25
   Univision Communications, Inc. - Sr. Notes (US)
      3.875% due 10/15/08 ..................................       125      124
      7.85% due 07/15/11 ...................................       320      378
   Viacom, Inc. (US)
      7.875% due 07/30/30 ..................................     1,054    1,311
   Young Broadcasting, Inc. (US)
      8.75% due 06/15/07 ...................................        85       87
   Young Broadcasting, Inc. - Sr. Sub.
     Notes (US)
      10.0% due 03/01/11 ...................................       153      164
                                                                         -------
                                                                         13,459
Metals & Mining - 0.1%
   Alcan Aluminum, Ltd. - Notes (US)
      5.2% due 01/15/14 ....................................       100      101
   Codelco, Inc. - Notes 144A (a)(US)
      5.5% due 10/15/13 ....................................     1,104    1,120
                                                                        -------
                                                                          1,221

Multi-Utilities - 0.3%
   CenterPoint Energy - Bonds Ser. K
      144A (a)(US)
      6.95% due 03/15/33 ...................................    $1,000  $ 1,108
   Centerpoint Energy Resources Corp. - Sr. Notes 144A
      (a)(US)
      7.875% due 04/01/13 ..................................     2,290    2,602
   CenterPoint Energy, Inc. - Sr. Notes 144A (a)(US)
      6.85% due 06/01/15 ...................................     1,250    1,279
      7.25% due 09/01/10 ...................................     1,250    1,353
   Duke Energy Co. - Bonds (US)
      3.75% due 03/05/08 ...................................       665      670
                                                                        -------
                                                                          7,012
Oil & Gas - 0.6%
   Amerada Hess Corp. - Notes (US)
      6.65% due 08/15/11 ...................................     1,380    1,496
   Amerada Hess Corp. Notes (US)
      7.3% due 08/15/31 ....................................     2,100    2,168
   Conoco Phillips - Notes (US)
      5.9% due 10/15/32 ....................................        --
   Devon Energy Corp. - Sr. Debs. (US)
      7.95% due 04/15/32 ...................................     1,480    1,785
   Marathon Oil Corp. - Notes (US)
      6.8% due 03/15/32 ....................................     1,494    1,600
   Mid American Energy Holdings Co. - Sr. Notes (US)
      5.125% due 01/15/13 ..................................        25       25
   Occidental Petroleum Corp. - Notes (US)
      6.75% due 01/15/12 ...................................     1,913    2,158
   Peco Energy Co. (US)
      5.95% due 11/01/11 ...................................        50       54
   Pogo Producing Co. - Sr. Sub. Notes (US)
      10.375% due 02/15/09 .................................       250      266
   Texas Gas Transmission LLC - Notes (US)
      4.6% due 06/01/15 ....................................     1,860    1,753
   Union Oil Co. of California (US)
      7.5% due 02/15/29 ....................................        80       94
   Union Pacific Resources Group, Inc. - Ser. 2002-1
      (US)
      6.061% due 01/17/23 ..................................        50       54
   XTO Energy, Inc. - Sr. Notes (US)
      6.25% due 04/15/13 ...................................     1,000    1,055
                                                                        -------
                                                                         12,508
Other Asset Backed - 0.3%
   Chase Mortgage Funding - Ser. 2003-
      2 Cl. IA 3 (US)
      2.864% due 03/25/07 ..................................       100      100

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
                    Name of Issuer                             Value     Value
                    --------------                            -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Other Asset Backed - Continued
   Chase Mortgage Funding Ser. 2003-1 CTF CL. IA-3
      (US)
      3.14% due 07/25/23 ..................................    $  100    $  101
   CWABS, Inc. Ser. 2003-5 Cl. AF 2 (US)
      3.042% due 04/25/25 .................................     3,570     3,595
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3 (US)
      3.531% due 12/25/33 .................................     1,990     2,004
                                                                         ------
                                                                          5,800
Other Mortgage - 0.4%
   LB UBS Commercial Mortgage Trust
      - Ser. 2003-C3 Cl. K 144A (a) (US)
      5.18% due 02/17/37 ..................................     1,363     1,285
   LB UBS Commercial Mortgage Trust
      - Ser. 2003-C5 Cl. K 144A (a) (US)
      5.25% due 04/15/37 ..................................     1,000       951
   LB-UBS Commercial Mortgage Trust
      - Ser. 2000-C4 Cl. A2 (US)
      7.37% due 06/15/10 ..................................     5,318     6,189
                                                                         ------
                                                                          8,425
Paper & Forest Products - 0.3%
   Abitibi-Consolidated, Inc. - Debs. (CA)
      8.85% due 08/01/30 ..................................     1,350     1,432
   International Paper Co. - Notes (US)
      5.5% due 01/15/14 ...................................        70        70
      6.75% due 09/01/11 ..................................     1,410     1,568
   Weyerhaeuser Co. - Notes (US)
      6.75% due 03/15/12 ..................................       175       191
   Weyerhaueser Co. - Debs (US)
      7.375% due 03/15/32 .................................     1,974     2,146
                                                                         ------
                                                                          5,407
Pharmaceuticals - 0.0%
   Schering Plough Corp. - Sr. Notes (US)
      5.3% due 12/01/13 ...................................       255       259
Real Estate Development - 0.0%
   Developers Diversified Realty Co. - Notes (US)
      4.625% due 08/01/10 .................................       125       125
   Rouse Co. - Notes (US)
      5.375% due 11/26/13 .................................       140       139
      7.2% due 09/15/12 ...................................        70        79
                                                                         ------
                                                                            343
Real Estate Investment Trust - 0.3%
   Boston Properties, Ltd. Partnership - Sr. Notes
      (US)
      6.25% due 01/15/13 ..................................     1,763     1,892

Real Estate Investment Trust - Continued
   EOP Operations LP - Notes (US)
      6.75% due 02/15/12 ..................................    $  110    $  121
   Health Care Property Investments, Inc. - Sr. Notes
      (US)
      6.45% due 06/25/12 ..................................       973     1,055
   Health Care Reit, Inc. - Notes (US)
      6.0% due 11/15/13 ...................................       700       707
   Hospitality Properties Trust - Sr. Notes (US)
      6.75% due 02/15/13 ..................................       100       105
   iStar Financial, Inc. - Sr. Notes (US)
      7.0% due 03/15/08 ...................................     1,900     2,052
   Price Reit, Inc. (US)
      7.5% due 11/05/06 ...................................       125       142
   Socgen Real Estate Co. LLC - Ser. A
      144A (a) (US)
      7.64% due 12/29/49 ..................................       110       124
                                                                         ------
                                                                          6,198
Specialty Retail - 0.0%
   Toys "R" Us, Inc. - Notes (US)
      7.375% due 10/15/18 ................................        115       115
Tobacco - 0.0%
   Altria Group, Inc. - Notes (US)
      7.0% due 11/04/13 ...................................       700       747
   Badger Tobacco (US)
      6.125% due 06/01/27 .................................       130       127
                                                                         ------
                                                                            874
U.S. Government Agencies - 12.8%
   Federal Home Loan Bank - Disc. Notes (US)
      5.25% due 02/13/04 ..................................     1,750     1,758
   Federal Home Loan Bank - Sr. Notes (US)
      5.8% due 09/02/08 ...................................     1,000     1,101
   Federal Home Loan Mortgage Corp. - Debs. (US)
      3.625% due 09/15/08 .................................     2,335     2,350
      5.5% due 07/15/06 ...................................       480       517
      6.25% due 07/15/32 ..................................     2,000     2,175
   Federal Home Loan Mortgage Corp. (US)
      5.0% due 12/31/99 ...................................     4,000     3,948
   Federal Home Loan Mortgage Corp. -
      Bonds Ser. 2590 (US)
      5.5% due 08/31/15 ...................................     4,000     1,179
   Federal Home Loan Mortgage Corp. -
      Bonds (US)
      5.5% due 12/25/32 ...................................       850       860
      6.0% due 08/01/16 ...................................       358       375
      6.0% due 08/01/17 ...................................       414       435

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                                Par      Market
                   Name of Issuer                              Value      Value
                   --------------                             -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - xx%Continued
   Federal Home Loan Mortgage Corp. - Bonds (US)
      6.5% due 03/01/17 ...................................   $   223   $   236
      6.5% due 01/15/33 ...................................     5,000     5,236
   Federal National Mortgage Assoc. - Notes (US)
      2.5% due 06/15/08 ...................................     3,000     2,899
      4.25% due 07/15/07 ..................................     5,000     5,222
      4.375% due 03/15/13 .................................     1,250     1,228
      6.0% due 12/15/05 ...................................       555       598
      6.0% due 05/15/08 ...................................       775       859
      6.625% due 11/15/10 .................................     2,700     3,102
   Federal National Mortgage Assoc. - Bonds (US)
      1.0% due 09/01/33 ...................................       736       740
      3.875% due 07/01/33 .................................       205       206
      7.5% due 01/25/28 ...................................       139       152
      4.5% due 01/25/18 ...................................     3,000     3,003
      5.0% due 12/25/17 ...................................    14,000    14,276
      5.0% due 05/01/18 ...................................       410       419
      5.0% due 01/25/33 ...................................    10,800    10,685
      5.5% due 09/01/17 ...................................       291       302
      5.5% due 12/25/17 ...................................     8,000     8,288
      5.5% due 12/25/32 ...................................    44,750    45,323
      5.5% due 06/01/33 ...................................     3,705     3,755
      6.0% due 07/01/16 ...................................       278       292
      6.0% due 03/01/17 ...................................     3,127     3,287
      6.0% due 01/25/18 ...................................    11,500    12,057
      6.0% due 01/25/32 ...................................    34,787    35,950
      6.0% due 01/01/33 ...................................     5,701     5,895
      6.0% due 03/01/33 ...................................     3,876     4,008
      6.5% due 01/25/17 ...................................     7,244     7,676
      6.5% due 01/25/32 ...................................    27,643    28,904
      6.5% due 04/01/32 ...................................     1,176     1,230
      6.5% due 06/01/32 ...................................       613       641
      7.0% due 09/01/16 ...................................       344       368
      7.0% due 11/01/30 ...................................        83        88
      7.0% due 09/01/31 ...................................       163       172
      7.0% due 12/01/31 ...................................       470       497
      7.0% due 03/01/32 ...................................       199       210
      7.0% due 04/01/32 ...................................       122       129
      7.0% due 1/25/33 ....................................     7,080     7,496
      7.5% due 11/01/30 ...................................        87        93
      7.5% due 06/01/31 ...................................       341       365
      7.5% due 09/01/32 ...................................     3,945     4,245
      8.0% due 12/01/29 ...................................       239       259
   Federal National Mortgage Assoc. - Debs. (US)
      6.625% due 11/15/30 .................................     1,462     1,662
   Federal National Mortgage Assoc. - Bonds Ser.
      2001-50 Cl. BA (US)
      7.0% due 10/25/41 ...................................       161       174

U.S. Government Agencies - xx%Continued
   Government National Mortgage Assoc. - Bonds (US)
      5.0% due 01/15/33 ...................................   $ 4,190   $ 4,151
      5.5% due 01/15/33 ...................................     1,125     1,140
      6.5% due 05/15/31 ...................................       403       426
      6.5% due 11/15/32 ...................................     5,444     5,774
      6.5% due 12/15/99 ...................................     5,000     5,269
      7.0% due 12/15/99 ...................................    10,000    10,653
      8.0% due 11/15/30 ...................................       190       207
                                                                        -------
                                                                        264,545
U.S. Governmental - 2.3%
   U.S. Treasury - Notes (US)
      1.625% due 04/30/05 .................................     1,460     1,464
      1.625% due 09/30/05 .................................     1,800     1,799
      1.75% due 12/31/04 ..................................     4,450     4,472
      1.875% due 09/30/04 .................................     6,625     6,662
      2.0% due 11/30/04 ...................................     2,000     2,014
      2.125% due 10/31/04 .................................       600       605
      2.25% due 07/31/04 ..................................     2,900     2,920
      3.25% due 08/15/07 ..................................     1,125     1,148
      3.375% due 11/15/08 .................................     2,336     2,355
      3.875% due 02/15/13 .................................     1,020       998
      4.25% due 11/15/13 ..................................     2,000     1,998
      5.0% due 02/15/11 ...................................     2,050     2,202
      5.25% due 05/15/04 ..................................     2,670     2,712
      5.625% due 05/15/08 .................................       435       482
      5.75% due 08/15/10 ..................................     2,225     2,495
      6.75% due 05/15/05 ..................................     3,465     3,715
   U.S. Treasury - Bonds (US)
      5.25% due 02/15/29 ..................................     3,445     3,475
      5.375% due 02/15/31 .................................     3,248     3,387
      6.5% due 11/15/26 ...................................       332       391
      8.0% due 11/15/21 ...................................       140       189
      8.875% due 08/15/17 .................................     1,550     2,195
                                                                        -------
                                                                         47,678
Whole Loan CMOs - 0.0%
   Banc America Mortgage Securities, Inc. - Ser.
      2003-F Cl. 2A1 (US)
      3.734% due 07/25/33 .................................       314       317
Wireless Telecommunications Services - 0.1% AT&T
      Wireless, Inc. - Notes (US)
      7.875% due 03/01/11 .................................       250       289
   AT&T Wireless, Inc. - Sr. Notes (US)
      8.75% due 03/01/31 ..................................       727       897
                                                                        -------
                                                                          1,186
                                                                        -------

         TOTAL PUBLICLY-TRADED BONDS- .....................      31.4%  649,636

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MANAGED FUND

                                                             Par       Market
          Name of Issuer                                    Value       Value
          --------------                                  --------   ----------
                                                           (000's)     (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 3.9%
   State Street Navigator Securities
      Lending Portfolio ...............................   $ 80,720   $   80,720

SHORT-TERM INVESTMENTS - 10.1%
      Investment in joint trading account
         (Note B)
   1.061% due 01/02/04 ................................    209,610      209,610
                                                          --------   ----------
            TOTAL INVESTMENTS- ........................      113.7%   2,353,659
      Payables, less cash and receivables- ............      (13.7)%   (282,914)
                                                          --------   ----------
               NET ASSETS- ............................      100.0%  $2,070,745
                                                          ========   ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $34,980 or 1.69% of net assets of the Portfolio.

ADR-American Depository Receipts.

GDR-Global Depository Receipts.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY (UNAUDITED)

                                                    % of
                        Country       Market      Long-Term
                     Abbreviation     Value      Investments
                     ------------   ----------   -----------
                                     (000's)
United States ....        US        $2,061,232       99.9%
Canada ...........        CA             1,431        0.1%
Australia ........        AU               508        0.0%
Supra National ...        XU               158        0.0%
                                    ----------      -----
                                    $2,063,329      100.0%
                                    ==========      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION
     John Hancock Managed Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Cargill Asia Pacific, 1.05%, due 01/02/04              $ 25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $79,131                   $80,720

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts. At December 31, 2003, the Fund had no open forward foreign currecny contracts. At December 31, 2003, the Fund had no open forward foreign currency contracts

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $2,001, $90,271, $87,450 and $23,686 which expire in 2008, 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382-384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $91. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $500 Million and   Excess Over
First $500 Million      $1 Billion       $1 Billion
------------------   ----------------   -----------
       0.74%               0.68%           0.65%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements paid the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $45.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, John Hancock Advisers, and Capital Guardian Trust Company, with respect to the Fund. Each is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$4,200,496        $4,314,724

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral held for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation     Appreciation
----------   ------------   ------------   --------------
$2,155,706     $224,195       $(26,248)       $197,947

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization and market discount accretion on debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $203,408        $197,947

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions
           from
          Ordinary       Distributions from
Year       Income      Long-Term Capital Gain   Return of Capital
----   -------------   ----------------------   -----------------
2003      $63,276               $--                  $8,852
2002       39,246                --                      --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                With Trust           During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                      Positions Held              Principal Occupation(s)
Name, Address and Age                   With Trust                During Past Five Years
------------------------------   ------------------------   ----------------------------------
Michele G. Van Leer* (age 46)    Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                          Management, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice Chairman,
                                                            President & Director, John Hancock
                                                            Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)   Vice Chairman, President   Senior Vice President, Signator
John Hancock Place                     and Trustee          Brokerage, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice President
                                                            Corporate Communications, John
                                                            Hancock Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                     Positions Held                 Principal Occupation(s)
Name, Address and Age                  With Trust                   During Past Five Years
---------------------------   ----------------------------   ------------------------------------
Jude A. Curtis (age 45)            Compliance Officer        Vice President and Chief Investment
John Hancock Place                                           Compliance Officer, John Hancock
Boston, Massachusetts 02117                                  Life Insurance Company; formerly
                                                             Second Vice President and Counsel,
                                                             Office of Business Conduct; John
                                                             Hancock Life Insurance Company;
                                                             formerly a Partner at Hale and Dorr
                                                             LLP (law firm)

Janet Wang (age 35)           Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)             Treasurer              Director of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)         Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)            Secretary              Director, Product & Market
John Hancock Place                                           Management, John Hancock Life
Boston, Massachusetts 02117                                  Insurance Company

Arnold R. Bergman (age 53)        Assistant Secretary        Senior Counsel, Law Department,
John Hancock Place                                           John Hancock Life Insurance
Boston, Massachusetts 02117                                  company; formerly Vice President,
                                                             General Counsel and Secretary, First
                                                             Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 2003
--------------------------------------------------------------------------------
Mid Cap Value Fund
T. Rowe Price Associates, Inc.                                  David J. Wallack
--------------------------------------------------------------------------------

..    Since its inception in May, 2003, the Fund returned 36.77% outperforming its benchmark, the Russell Mid Cap Value Index.
..    The Fund outperformed its benchmark due to both favorable stock selection with modestly favorable sector allocation decisions. Stock selection in the materials sector was the biggest contributor, followed by the telecommunication services sector. The underweight to financials was the biggest sector allocation contributor.
..    The Fund's exposure to consumer discretionary was the largest contributor to absolute performance, followed by financials. No sector detracted from absolute returns, as all sectors had positive absolute returns.
..    The top and bottom contributors to absolute returns came from a variety of sectors. The biggest contributors to performance were Reuters group, Newmont Mining Corp., and Agilent Technologies. The main detractors included Bisys Group Inc and Lincare Hldgs.
..    The portfolio is currently overweight the energy sector, while underweight in the financials sector.
..    The Fund employs a bottom-up, value-oriented investment approach, focusing on companies with attractive valuations, strong cash flow generation and sound balance sheets. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/03
(Fund Inception Date)

             Mid Cap Value   Russell Mid Cap(R) Value
              Equity Fund       Value Benchmark (1)
             -------------   ------------------------
  5/1/2003     10,000.00             10,000.00
 5/30/2003     11,069.40             10,880.00
 6/30/2003     11,242.39             10,956.16
 7/31/2003     11,563.36             11,296.90
 8/29/2003     11,951.02             11,697.94
 9/30/2003     11,723.37             11,606.69
10/31/2003     12,618.96             12,458.62
11/30/2003     12,909.25             12,819.92
12/31/2003     13,677.10             13,373.74

Value on 12/31/03:
------------------
$13,677 Mid Cap Value Fund
$13,374 Russell Mid Cap(R) Value Benchmark (1)

MORNINGSTAR CATEGORY+:

..    Mid Cap Value

MORNINGSTAR RISK+:

..    (VL/VUL)NA
..    (VA) NA

MORNINGSTAR RATING+:

..    (VL/VUL) N/A
..    (VA) N/A

TOP TEN HOLDINGS (as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Diamond Offshore Drilling, Inc.    2.3%
Molex, Inc.                        1.8%
Firstenergy Corp.                  1.7%
BMC Software, Inc.                 1.5%
Amerada Hess Corp.                 1.5%
Safeco Corp.                       1.4%
Giant Prideco                      1.4%
Scholastic Corp.                   1.4%
Cablevision System Corp.           1.4%
Loews Corp.                        1.4%

AVERAGE ANNUAL TOTAL RETURNS*

                                            Russell
                             Mid Cap    Mid Cap(R) Value
                           Value Fund       Index(1)
                           ----------   ----------------
Since Inception (5/1/03)     36.77%          33.74%

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                    % of
                    Assets
                    ------
Financials          18.59%
Consumer            15.33%
   Discretionary
Information         11.91%
   Technology
Utilities           10.62%
Energy               9.59%
Materials            8.18%
Industrials          7.65%
Health Care          7.64%

Consumer Staples     5.99%

Telecommunication
Services             4.50%

(1) The Russell Midcap(R)Valve Index measures the performance of those Russell Midcap companies with lower price-to-book nation and lower forecasted growth values. The stocks are also members of the Russell 1000(R)Value Index.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+    Source: MorningStar, Inc. Data as of 12/31/03 this fund is not yet rated.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $20,418
Net unrealized appreciation of investments ..........................     2,918
Short-term investments at value .....................................     1,081
                                                                        -------
      Total investments .............................................    24,417
Receivable for:
   Investments sold .................................................        86
   Fund shares sold .................................................        18
   Dividends ........................................................        29
                                                                        -------
Total assets ........................................................    24,550
                                                                        -------
LIABILITIES
Payables for:
   Investments purchased ............................................        58
   Other liabilities ................................................         2
                                                                        -------
Total liabilities ...................................................        60
                                                                        -------
Net assets ..........................................................   $24,490
                                                                        =======
Shares of beneficial interest outstanding ...........................     1,854
                                                                        -------
Net asset value per share ...........................................   $ 13.21
                                                                        =======
Composition of net assets:
   Capital paid-in ..................................................   $21,513
   Accumulated net realized gain on investments, futures and
      foreign currency transactions .................................        56
   Undistributed net investment income ..............................         3
   Net unrealized appreciation of investments .......................     2,918
                                                                        -------
Net assets ..........................................................   $24,490
                                                                        =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Period from May 1, 2003 (Commencement of
Operations) to December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    8
      Dividends .....................................................      131
                                                                        ------
Total investment income .............................................      139
                                                                        ------
EXPENSES
      Investment advisory fee .......................................       87
      Auditors fees .................................................        1
      Custodian fees ................................................       28
      Printing & mailing fees .......................................        1
                                                                        ------
Total expenses ......................................................      117
      Less expenses reimbursed ......................................      (22)
      Less custodian expense reduction offset by commission
         recapture arrangement (Note C) .............................       (1)
                                                                        ------
Net expenses ........................................................       94
                                                                        ------
Net investment income ...............................................       45
                                                                        ------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................      816
   Change in unrealized appreciation on investments .................    2,918
                                                                        ------
Net realized and unrealized gain ....................................    3,734
                                                                        ------
Net increase in net assets resulting from
   operations .......................................................   $3,779
                                                                        ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)
                                                                   Period from
                                                                 May 1, 2003(*)
                                                                 to December 31,
                                                                      2003
                                                                 --------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................       $    45
   Net realized gain .........................................           816
   Change in net unrealized appreciation .....................         2,918
                                                                     -------
      Net increase in net assets resulting from operations ...         3,779
Distributions to shareholders from:
   Net investment income .....................................           (42)
   Realized gains ............................................          (760)
                                                                     -------
      Decrease in net assets resulting from distributions ....          (802)
From fund share transactions:
   Proceeds from shares sold .................................        23,951
   Distributions reinvested ..................................           802
   Payment for shares redeemed ...............................        (3,240)
                                                                     -------
      Increase in net assets from fund share transactions ....        21,513
                                                                     -------
NET INCREASE IN NET ASSETS ...................................        24,490

NET ASSETS
   Beginning of Period .......................................
                                                                     -------
   End of Period .............................................       $24,490
                                                                     =======
Analysis of fund share transactions:
   Sold ......................................................         2,073
   Reinvested ................................................            62
   Redeemed ..................................................          (281)
                                                                     -------
Net increase in fund shares outstanding ......................         1,854
                                                                     =======

See notes to financial statements.

*Commencement of Operations.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                              Mid Cap Value
                                                              --------------
                                                               Period from
                                                                May 1, to
                                                               December 31,
                                                                 2003(e)
                                                              --------------
Net Assets Value at Beginning of Period ..................        $ 10.00
Income from Investment Operations:
   Net Investment Income .................................           0.04
   Net Realized and Unrealized Gain on Investments(a).....           3.64
                                                                  -------
   Total From Investment Operations ......................           3.68
Less Distributions:
   Distribution from Net Investment Income ...............          (0.04)
   Distribution from Net Realized Gains on Investments ...          (0.43)
                                                                  -------
   Total Distributions ...................................          (0.47)
                                                                  -------
Net Assets Value at End of Period ........................        $ 13.21
                                                                  =======
Total Investment Return(b) ...............................          36.77%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....           1.20%(d)(f)(g)
   Ratio of Net Investment Income to Average Net Assets...           0.58%(d)
   Portfolio Turnover Rate ...............................          56.93%(c)
Net Assets End of Period (000s Omitted) ..................        $24,490

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e)  Commencement of operations.

(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been 1.47% for the years ended December 31, 2003.

(g) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                         Market
            Name of Issuer                                     Shares    Value
            --------------                                     ------   -------
COMMON STOCK                                                            (000's)

Aerospace & Defense - 1.9%
   Raytheon Co. * ..........................................    8,600    $  259
   Rockwell Collins, Inc.* .................................    7,000       210
                                                                         ------
                                                                            469
Air Freight & Couriers - 1.1%
   CNF Transportation, Inc. * ..............................    7,700       261

Banks - 6.1%
   Charter One Financial, Inc...............................    4,600       159
   Citizens Banking Corp.* .................................    5,100       167
   Commerce Bancshares, Inc ................................    4,725       232
   Huntington Bancshares, Inc.* ............................   11,000       247
   National Commerce Financial Corp. .......................    4,800       131
   Northern Trust Corp. ....................................    5,600       260
   Synovus Financial Corp.* ................................    8,000       231
   TCF Financial Corp. .....................................    1,300        67
                                                                         ------
                                                                          1,494
Biotechnology - 2.2%
   Biogen IDEC, Inc.* ......................................    2,500        92
   MedImmune, Inc.* ........................................   10,200       259
   Protein Design Labs, Inc.* ..............................    4,900        88
   Vertex Pharmaceuticals, Inc.* ...........................    9,500        97
                                                                         ------
                                                                            536
Chemicals - 1.7%
   Great Lakes Chemical Corp................................   10,700       291
   IMC Global, Inc. ........................................   13,600       135
                                                                         ------
                                                                            426
Commercial Services & Supplies - 4.2%
   Ceridian Corp. * ........................................    9,600       201
   Equifax, Inc. * .........................................    4,800       118
   Hewitt Associates, Inc. * ...............................    3,800       114
   Manpower, Inc. * ........................................    3,300       155
   The Bisys Group, Inc. * .................................   17,000       253
   Viad Corp. ..............................................    7,400       185
                                                                         ------
                                                                          1,026
Communications Equipment - 0.6%
   Tellabs, Inc. * .........................................   18,200       153

Construction & Engineering - 1.0%
   ServiceMaster Co. .......................................   20,700       241

Construction Materials - 1.0%
   Nucor Corp. .............................................    4,500       252

Diversified Financials - 1.7%
   Janus Capgroup, Inc. ....................................   12,100       199
   LaBranche & Co., Inc. * .................................   18,300       213
                                                                         ------
                                                                            412
Diversified Telecommunication Services - 3.0%
   AT&T Corp. * ............................................    9,600       195
   Commonwealth Telephone Enterprises, Inc. ................    2,100        79
   Crown Castle International Corp. * ......................   11,400       126
   Qwest Communications International, Inc. ................   53,000    $  229
   Sprint PCS * ............................................   19,900       112
                                                                         ------
                                                                            741
Electric Utilities - 7.2%
   CMS Energy Corp. * ......................................   14,200       121
   Edison International * ..................................    3,100        68
   El Paso Electric Co. * ..................................   14,800       198
   Firstenergy Corp. * .....................................   11,000       387
   Pinnacle West Capital Corp. * ...........................    6,500       260
   Teco Energy, Inc. * .....................................   10,200       147
   TXU Corp. ...............................................   11,400       270
   Unisource Energy Corp. ..................................    7,605       188
   Xcel Energy, Inc. .......................................    7,300       124
                                                                         ------
                                                                          1,763
Electrical Equipment - 2.2%
   Harris Corp. ............................................    1,800        69
   Littelfuse, Inc. * ......................................    2,300        66
   Molex, Inc. - CL A ......................................   14,100       414
                                                                         ------
                                                                            549
Electronic Equipment & Instruments - 1.8%
   Agilent Technologies, Inc. * ............................    5,800       170
   AVX Corp. ...............................................   16,500       274
                                                                         ------
                                                                            444
Energy Equipment & Services - 1.7%
   Baker Hughes, Inc. * ....................................    9,000       289
   Hanover Compressor Co. ..................................   11,000       123
                                                                         ------
                                                                            412
Food & Drug Retailing - 0.6%
   Winn-Dixie Stores, Inc. * ...............................   15,300       152

Food Products - 4.8%
   Archer Daniels Midland Co. * ............................   17,400       265
   Campbell Soup Co. * .....................................    8,000       214
   ConAgra, Inc. ...........................................    7,800       206
   H.J. Heinz Co. ..........................................    6,700       244
   Potash Corp. of Saskatchewan, Inc .......................    2,700       234
                                                                         ------
                                                                          1,163
Health Care Equipment & Supplies - 1.7%
   Amerisource Bergen Corp. * ..............................    3,100       174
   Guidant Corp ............................................    2,600       156
   Neighborcare, Inc. * ....................................    4,200        83
                                                                         ------
                                                                            413
Health Care Providers & Services - 2.5%
   Aetna US Healthcare, Inc. * .............................    2,000       135
   Laboratory Corporation of America Holdings * ............    2,900       107
   Lincare Holdings, Inc. * ................................    6,300       189

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                         Market
                    Name of Issuer                             Shares    Value
                    --------------                            -------   -------
                                                                        (000's)
COMMON STOCK - Continued
Health Care Providers & Services - Continued
   Tenet Healthcare Corp. * ...............................    10,800   $   174
                                                                        -------
                                                                            605
Household Durables - 2.2%
   Herman Miller, Inc. * ..................................     9,500       231
   Newell Rubbermaid, Inc..................................    13,200       300
                                                                        -------
                                                                            531
Insurance - 8.9%
   Cincinnati Financial Corp. * ...........................     3,100       130
   Conseco, Inc............................................     9,900       216
   Hartford Financial Services Group, Inc. * ..............     2,500       148
   Loews Corp. * ..........................................     6,600       326
   Ohio Casualty Corp. * ..................................    11,800       205
   Protective Life Corp....................................     5,300       179
   Safeco Corp. * .........................................     8,600       335
   St. Paul Cos., Inc......................................     7,000       277
   Travelers Property Casualty Corp. - Cl. A ..............    12,200       205
   UnumProvident Corp. * ..................................    10,000       158
                                                                        -------
                                                                          2,179
IT Consulting & Services - 0.7%
   BearingPoint, Inc. * ...................................    18,100       183
Leisure Equipment & Products - 1.5%
   Brunswick Corp. * ......................................     5,400       172
   Eastman Kodak Co. * ....................................     4,100       105
   Hasbro, Inc. * .........................................     4,800       102
                                                                        -------
                                                                            379
Machinery - 1.6%
   Grant Prideco, Inc. * ..................................    25,200       328
   Joy Global, Inc.........................................     2,500        65
                                                                        -------
                                                                            393
Media - 9.7%
   Cablevision Systems Corp. - Cl. A * ....................    14,000       327
   Cox Radio, Inc. - Cl. A * ..............................     5,200       131
   Dow Jones & Co., Inc. * ................................     5,900       294
   Lamar Advertising Co. * ................................     7,000       261
   Meredith Corp. * .......................................     3,400       166
   New York Times Co. - Cl. A * ...........................     4,000       191
   Pearson plc - ADR ......................................    16,800       188
   Reuters Group plc - ADR ................................    10,900       277
   Scholastic Corp. * .....................................     9,600       327
   Washington Post Co. - Cl. B ............................       266       211
                                                                        -------
                                                                          2,373
Metals & Mining - 1.6%
   Meridian Gold, Inc. * ..................................    16,600       243
   Noranda, Inc............................................     9,300       147
                                                                        -------
                                                                            390
Multi-Utilities - 2.3%
   Duke Energy Co..........................................    15,500       317
   NiSource, Inc. * .......................................    11,200   $   246
                                                                        -------
                                                                            563
Multiline Retail - 1.8%
   Costco Wholesale Corp...................................     6,200       231
   Dillard's, Inc. - Cl. A * ..............................    12,600       207
                                                                        -------
                                                                            438
Oil & Gas - 6.7%
   Amerada Hess Corp. * ...................................     6,400       340
   BG plc - ADR ...........................................     5,300       138
   Diamond Offshore Drilling, Inc. * ......................    25,700       527
   Kerr-McGee Corp. * .....................................     5,200       242
   Marathon Oil Corp. * ...................................     7,400       245
   NRG Energy, Inc. * .....................................     6,700       147
                                                                        -------
                                                                          1,639
Paper & Forest Products - 2.5%
   Bowater, Inc............................................     2,500       116
   MeadWestvaco Corp. * ...................................     6,600       196
   Potlatch Corp...........................................     8,400       292
                                                                        -------
                                                                            604
Pharmaceuticals - 1.3%
   Andrx Corp. * ..........................................     3,700        89
   King Pharmaceuticals, Inc. * ...........................    14,300       218
                                                                        -------
                                                                            307
Real Estate Investment Trust - 1.0%
   Apartment Investment & Management Co....................     5,400       186
   Reckson Associates Realty Corp..........................     2,400        59
                                                                        -------
                                                                            245
Road & Rail - 0.2%
   Ryder System, Inc.......................................     1,700        58

Software - 3.1%
   BMC Software, Inc. * ...................................    18,500       345
   Cadence Design Systems, Inc. * .........................    11,200       201
   Network Associates, Inc. * .............................    14,800       223
                                                                        -------
                                                                            769
Specialty Retail - 0.7%
   Gap, Inc................................................     4,900       114
   KMart Holding Corp......................................     2,700        64
                                                                        -------
                                                                            178
Textiles & Apparel - 0.5%
   Unifi, Inc. * ..........................................    20,500       132

Trading Companies & Distributors - 0.5%
   CDW Corp................................................     1,900       110

Wireless Telecommunications Services - 1.3%
   Telephone and Data Systems, Inc.........................     4,900       306
                                                                        -------
      TOTAL COMMON STOCK- .................................      95.1%   23,289

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                Par      Market
               Name of Issuer                                  Value     Value
               --------------                                 -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS

Electric Utilities - 0.0%
   Xcel Energy, Inc. - Sr. Notes 144A (a)
   7.5% due 11/21/07 ......................................    $    7   $    11

Wireless Telecommunications Services - 0.2%
   United States Cellular Corp. - Notes
   0.0% due 06/15/15 ......................................        75        36
                                                                        -------
      TOTAL PUBLICLY-TRADED BONDS- ........................       0.2%       47

SHORT-TERM INVESTMENTS - 4.4%

   Investment in joint trading account (Note B)
   1.061% due 01/02/04 ....................................     1,081     1,081
                                                               ------   -------
      TOTAL INVESTMENTS- ..................................      99.7%   24,417
      Cash and Receivables, less payables- ................       0.3%       73
                                                               ------   -------
      NET ASSETS- .........................................     100.0%  $24,490
                                                               ======   =======

* Non-income producing security.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, securities aggregated $11 or 0.0% of net assets of the Portfolio.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Mid Cap Value Fund (the "Fund"), which commenced operations on May 1, 2003, is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHV-LAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization  Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%, due 01/02/04               20,000
Cargill Asia Pacific, 1.05%, due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                       49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04          18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04          31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Mortgage Int. Networking, 0.98%, due 01/02/04        $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
   Joint Trading Account Totals                      $385,633
                                                     ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $1. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between
                    $50 Million and   Excess Over
First $50 Million   $100 Million      $100 Million
-----------------   ---------------   ------------
      1.10%              1.00%            0.95%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $22 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $1.

     John Hancock has entered into a Sub-Advisory Agreement with T. Rowe Price Associates, Inc., with respect to the Fund. T. Rowe Price Associates, Inc. is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $24,214           $4,613

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $21,501       $2,949          $(33)          $2,916

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $91             $--             $--            $2,916

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $803                    $--                    $--

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                      Disinterested Trustees

                                          Positions Held             Principal Occupation(s)
Name, Address and Age                       With Trust                During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Elizabeth G. Cook (age 66)                   Trustee              Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                    Trustee              Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                     Trustee              President and Chief Executive
c/o John Hancock Variable Series                                  Officer, East Boston Savings Bank
Trust I
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                Trustee              Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                        and Trustee             Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)              Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   --------------------------------------
Karen Q. Visconti (age 50)                  Secretary             Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations, changes in net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Value Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Money Market Fund
Wellington Management Company, LLP                                 John C. Keogh
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 0.95%.

..    The Fund's performance reflects the overall low level of market interest rates and the Fund's emphasis on commercial paper and U.S. Treasury and Agency securities.

..    As of year-end, the Fund held roughly 40% of its assets in commercial paper. Positions in the GSE's (Government-Sponsored Entities) totaled 35%, while 17% of the GSE's were invested in floating rate notes.

..    The Fund invests in US dollar denominated money market instrument rated in one of the two highest short-term credit rating categories. The manager combines top down analysis with fundamental bottom-up security selection. The manager employs rigorous bottom-up fundamental research and a stringent credit review process to identify securities with stable credit quality.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 12/31/93
(10-Year Period)

              Money Market Fund
              -----------------
 12/31/1993       $10,000.00
 01/31/1993        10,025.70
 02/28/1993        10,049.46
 03/31/1993        10,077.00
 04/30/1993        10,101.79
 05/31/1993        10,124.42
 06/30/1993        10,151.65
 07/31/1993        10,176.62
 08/31/1993        10,203.38
 09/30/1993        10,228.38
 10/31/1993        10,252.11
 11/30/1993        10,278.87
 12/31/1993        10,305.49
 01/31/1994        10,332.49
 02/28/1994        10,356.56
 03/31/1994        10,383.90
 04/30/1994        10,410.38
 05/31/1994        10,442.24
 06/30/1994        10,476.80
 07/31/1994        10,511.27
 08/31/1994        10,552.68
 09/30/1994        10,592.67
 10/31/1994        10,629.85
 11/30/1994        10,672.37
 12/31/1994        10,721.25
 01/31/1995        10,771.96
 02/28/1995        10,819.14
 03/31/1995        10,872.48
 04/30/1995        10,920.54
 05/31/1995        10,977.00
 06/30/1995        11,028.37
 07/31/1995        11,080.98
 08/31/1995        11,132.95
 09/30/1995        11,181.71
 10/31/1995        11,235.49
 11/30/1995        11,286.72
 12/31/1995        11,340.44
 01/31/1996        11,393.06
 02/29/1996        11,440.11
 03/31/1996        11,485.87
 04/30/1996        11,536.64
 05/31/1996        11,586.48
 06/30/1996        11,632.02
 07/31/1996        11,686.47
 08/31/1996        11,736.36
 09/30/1996        11,788.20
 10/31/1996        11,840.11
 11/30/1996        11,884.71
 12/31/1996        11,943.94
 01/31/1997        11,996.69
 02/28/1997        12,044.31
 03/31/1997        12,097.03
 04/30/1997        12,149.48
 05/31/1997        12,202.72
 06/30/1997        12,258.30
 07/31/1997        12,314.03
 08/31/1997        12,366.34
 09/30/1997        12,424.49
 10/31/1997        12,481.27
 11/30/1997        12,532.77
 12/31/1997        12,594.41
 01/31/1998        12,652.49
 02/28/1998        12,702.75
 03/31/1998        12,760.47
 04/30/1998        12,816.64
 05/31/1998        12,874.92
 06/30/1998        12,931.46
 07/31/1998        12,990.09
 08/31/1998        13,049.04
 09/30/1998        13,106.28
 10/31/1998        13,164.49
 11/30/1998        13,219.72
 12/31/1998        13,276.46
 01/31/1999        13,331.89
 02/28/1999        13,380.69
 03/31/1999        13,433.69
 04/30/1999        13,484.67
 05/31/1999        13,537.92
 06/30/1999        13,590.16
 07/31/1999        13,645.64
 08/31/1999        13,702.68
 09/30/1999        13,759.53
 10/31/1999        13,820.02
 11/30/1999        13,880.50
 12/31/1999        13,946.71
 01/31/2000        14,013.74
 02/29/2000        14,075.99
 03/31/2000        14,143.19
 04/30/2000        14,210.11
 05/31/2000        14,283.21
 06/30/2000        14,357.24
 07/31/2000        14,434.97
 08/31/2000        14,513.28
 09/30/2000        14,589.24
 10/31/2000        14,666.20
 11/30/2000        14,743.74
 12/31/2000        14,823.85
 01/31/2001        14,901.30
 02/28/2001        14,965.94
 03/31/2001        15,031.55
 04/30/2001        15,090.95
 05/31/2001        15,146.95
 06/30/2001        15,197.53
 07/31/2001        15,242.74
 08/31/2001        15,285.61
 09/30/2001        15,324.11
 10/31/2001        15,357.29
 11/30/2001        15,383.08
 12/31/2001        15,406.38
 01/31/2002        15,428.22
 02/28/2002        15,446.85
 03/31/2002        15,467.35
 04/30/2002        15,487.44
 05/31/2002        15,507.24
 06/30/2002        15,526.13
 07/31/2002        15,545.73
 08/31/2002        15,564.65
 09/30/2002        15,582.73
 10/31/2002        15,601.81
 11/30/2002        15,619.24
 12/31/2002        15,634.60
  1/31/2003        15,171.10
  2/28/2003        15,185.77
  3/31/2003        15,185.77
  4/30/2003        15,198.32
  5/31/2003        15,198.67
  6/30/2003        15,197.04
  7/31/2003        15,211.19
  8/31/2003        15,211.36
  9/30/2003        15,208.15
 10/31/2003        15,222.23
 11/31/2003        15,221.54
 12/31/2003        15,244.69

Value on 12/31/03:
------------------
$15,245 Money Market Fund

TOP TEN HOLDINGS (as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
Federal Home Loan Mortgage Corp.    15.3%
Federal National Mortgage Assoc.    15.3%
Federal Home Loan Bank               4.6%
CRC Funding LLC                      3.9%
Travelers Insurance Co.              2.9%
Metlife, Inc.                        2.9%
Allstate Financial Global            2.9%
Toyota Motor Credit Corp.            2.7%
WestDeutsche Landesbank              2.7%
Edison Asset                         2.2%

AVERAGE ANNUAL TOTAL RETURNS*

           Money Market
             Fund(1)
           ------------
1 Year         0.95%
3 Years        2.11
5 Years        3.52
10 Years       4.36

SECTOR ALLOCATION (as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Commercial Paper                  40.53%
U.S. Treasury/Agency Securities   35.19%
CDs, Bank Notes                    5.59%
Variable Rate Securities          16.96%
Other                              1.73%

     The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $1.00/share.

(1) Returns reflect extra-ordinary capital contribution of $284,471 in October 2000.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Short-term investments at value ...................................   $679,752
Receivable for:
   Fund shares sold ...............................................        932
   Interest .......................................................      1,229
                                                                      --------
Total assets ......................................................    681,913
                                                                      --------
LIABILITIES
Payables for other liabilities ....................................        280
                                                                      --------
Net assets ........................................................   $681,633
                                                                      ========
Shares of beneficial interest outstanding .........................    681,633
                                                                      --------
Net asset value per share .........................................   $   1.00
                                                                      ========
Composition of net assets:
   Capital paid-in ................................................   $681,633
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ...................        (82)
   Undistributed net investment income ............................         82
Net assets ........................................................   $681,633
                                                                      ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest .....................................................   $10,479
EXPENSES
      Investment advisory fee ......................................     2,066
      Auditors fees ................................................       119
      Custodian fees ...............................................       207
      Fidelity Bond fees ...........................................         2
      Legal fees ...................................................        59
      Printing & mailing fees ......................................        82
      Trustees' fees ...............................................        28
      Other fees ...................................................        37
                                                                       -------
Total expenses .....................................................     2,600
                                                                       -------
Net investment income ..............................................     7,879
                                                                       -------
Net increase in net assets resulting from
   operations ......................................................   $ 7,879
                                                                       =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2003           2002
                                                                           ------------   ------------
INCREASE IN NET ASSETS
From operations
   Net investment income ...............................................    $   7,879     $    11,513
Distributions to shareholders from:
   Net investment income ...............................................       (7,879)        (11,513)
                                                                            ---------     -----------
      Decrease in net assets resulting from distributions ..............       (7,879)        (11,513)
From fund share transactions:
   Proceeds from shares sold ...........................................      754,784       1,263,747
   Distributions reinvested ............................................        7,879          11,513
   Payment for shares redeemed .........................................     (999,146)     (1,102,660)
                                                                            ---------     -----------
      Increase (decrease) in net assets from fund share transactions ...     (236,483)        172,600
                                                                            ---------     -----------
NET INCREASE (DECREASE) IN NET ASSETS ..................................     (236,483)        172,600

NET ASSETS
   Beginning of Period .................................................      918,116         745,516
                                                                            ---------     -----------
   End of Period .......................................................    $ 681,633     $   918,116
                                                                            =========     ===========
Analysis of fund share transactions:
   Sold ................................................................      754,784       1,263,747
   Reinvested ..........................................................        7,879          11,513
   Redeemed ............................................................     (999,146)     (1,102,660)
                                                                            ---------     -----------
Net increase (decrease) in fund shares outstanding .....................     (236,483)        172,600
                                                                            =========     ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                             Money Market Fund
                                                           -----------------------------------------------------
                                                                          Year Ended December 31,
                                                           -----------------------------------------------------
                                                             2003      2002(d)    2001(c)    2000(c)     1999(c)
                                                           --------   --------   --------   --------    --------
Net Assets Value at Beginning of Period ................   $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
Income from Investment Operations:
   Net Investment Income ...............................       0.01       0.01       0.04       0.06        0.04
                                                           --------   --------   --------   --------    --------
   Total From Investment Operations ....................       0.01       0.01       0.04       0.06        0.04
Less Distributions:
   Distribution from Net Investment Income .............      (0.01)     (0.01)     (0.04)     (0.06)      (0.04)
                                                           --------   --------   --------   --------    --------
   Total Distributions .................................      (0.01)     (0.01)     (0.04)     (0.06)      (0.04)
                                                           --------   --------   --------   --------    --------
Net Assets Value at End of Period ......................   $   1.00   $   1.00   $   1.00   $   1.00    $   1.00
                                                           ========   ========   ========   ========    ========
Total Investment Return(b) .............................       0.95%      1.48%      3.93%      6.29%(a)    5.05%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ...       0.31%      0.32%      0.32%      0.29%       0.31%
   Ratio of Net Investment Income to Average Net
      Assets ...........................................       0.95%      1.46%      3.72%      6.05%       4.95%
Net Assets End of Period (000s Omitted) ................   $681,633   $918,116   $745,516   $496,853    $451,235

(a) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.

(d) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                               Par      Market
                    Name of Issuer                            Value      Value
                    --------------                           -------   --------
                                                             (000's)    (000's)

PUBLICLY-TRADED BONDS
Banks- 1.5%
   United Bank National Association - Notes
   1.45% due 01/09/04 ....................................   $10,000   $ 10,000
                                                                       --------
                                                                         10,000

Beverages- 1.7%
   Grand Metropolitan Corp. - Bonds
   1.392% due 01/06/04 ...................................    11,750     11,748

Diversified Financials- 2.6%
   BP Capital Markets plc - Notes
   1.295% due 03/08/04 ...................................    11,000     11,000
   General Electric Capital Corp. - Disc. Notes
   1.14% due 03/10/17 ....................................     7,000      7,000
                                                                       --------
                                                                         18,000

Finance- 1.8%
   Nationwide Building Society
   1.08% due 07/23/04 ....................................     2,700      2,700
   Permanent Financing - Notes
   1.07% due 03/10/04 ....................................     9,500      9,500
                                                                       --------
                                                                         12,200

Insurance- 0.4%
   Monumental Life Insurance - Notes
   1.21% due 11/01/03 ....................................     3,000      3,000

U.S. Government Agencies- 35.1%
   Federal Home Loan Bank - Bonds
   3.75% due 02/13/04 ....................................    10,000     10,028
   4.875% due 04/16/04 ...................................     1,600      1,617
   5.715% due 05/12/04 ...................................     9,200      9,344
   Federal Home Loan Bank - Notes
   1.09% due 06/04/04 ....................................    10,505     10,456
   Federal Home Loan Mortgage Corp. - Debs.
   3.75% due 04/15/04 ....................................    10,000     10,072
   5.25% due 02/15/04 ....................................    18,250     18,341
   Federal Home Loan Mortgage Corp. - Disc. Notes
   1.0% due 03/15/04 .....................................     6,250      6,237
   1.06% due 06/21/04 ....................................     6,520      6,487
   1.1% due 04/02/04 .....................................     2,035      2,029
   1.17% due 06/15/04 ....................................    15,000     14,919
   1.18% due 08/18/04 ....................................    18,000     17,865
   1.26% due 02/26/04 ....................................    25,000     24,952
   Federal Home Loan Mortgage Corp. - Notes
   1.4% due 08/11/04 .....................................     3,000      3,002
   Federal National Mortgage Assoc. - Disc. Notes
   1.075% due 03/17/04 ...................................     9,455      9,434
   1.1% due 04/02/04 .....................................    10,000      9,972
   1.11% due 04/30/04 ....................................     3,462      3,449
   1.12% due 06/02/04 ....................................    20,000     19,905
   1.17% due 03/05/04 ....................................   $ 4,731   $  4,721
   1.17% due 05/26/04 ....................................    10,000      9,953
   1.2% due 06/25/04 .....................................    13,000     12,924
   1.235% due 02/06/04 ...................................    17,820     17,798
   Federal National Mortgage Assoc. - Notes
   4.125% due 04/23/04 ...................................     6,000      6,053
   5.625% due 05/14/04 ...................................     9,500      9,653
                                                                       --------
                                                                        239,211

Whole Loan CMOs- 2.1%
   Holmes Financing plc - Notes Ser. 1 Cl. A
   1.07% due 04/15/04 ....................................    10,000     10,000
   Permanent Financing plc - Notes Ser. 3 Cl. 1A
   1.08% due 12/10/04 ....................................     4,110      4,110
                                                                       --------
                                                                         14,110
                                                                       --------
      TOTAL PUBLICLY-TRADED BONDS- .......................      45.2%   308,269

COMMERCIAL PAPER

Auto Loan - 1.4%
   Toyota Motor Credit Corp.
   1.02% due 02/17/04 ....................................     9,611      9,598

Banks - 2.6%
   WestDeutsche Landesbank
   1.21% due 06/03/04 ....................................     8,000      8,000
   1.35% due 01/27/04 ....................................    10,000     10,000
                                                                       --------
                                                                         18,000

Beverages - 1.5%
   Coca Cola Enterprises, Inc.
   1.0% due 01/29/04 .....................................    10,000      9,992

Commercial Services & Supplies - 0.8%
   Yale University
   1.13% due 02/12/04 ....................................     5,500      5,493

Computers & Peripherals - 1.5%
   International Business Machines
   1.02% due 01/14/04 ....................................    10,000      9,996

Construction & Engineering - 1.6%
   PREFCO
   1.09% due 01/09/04 ....................................    10,700     10,697

Diversified Financials - 6.8%
   Allstate Financial Global
   1.21% due 12/22/04 ....................................    20,000     20,000
   Cafco LLC
   1.08% due 02/10/04 ....................................     8,384      8,374
   Morgan Stanley Dean Witter Co.
   1.08% due 02/19/04 ....................................     8,000      7,988
   Wilmington Trust Co.
   1.1% due 01/22/04 .....................................    10,000     10,000
                                                                       --------
                                                                         46,362

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                               Par      Market
                   Name of Issuer                             Value     Value
                   --------------                            -------   --------
                                                             (000's)    (000's)

COMMERCIAL PAPER - Continued

Finance - 30.4%
   Bradford & Bingley Building Society
   1.15% due 01/07/05 ....................................   $ 8,000   $  8,000
   Ciesco LP
   1.07% due 01/13/04 ....................................     5,000      4,998
   1.08% due 01/13/04 ....................................     8,000      7,997
   CRC Funding LLC
   1.09% due 01/28/04 ....................................    12,000     11,990
   1.1% due 01/05/04 .....................................    14,341     14,339
   Edison Asset
   1.09% due 01/02/04 ....................................    15,000     15,000
   Eureka Securitization, Inc.
   1.08% due 01/21/04 ....................................    15,000     14,992
   Montana Blanc Capital Corp.
   1.09% due 01/08/04 ....................................    15,000     14,997
   Nationwide Building Society
   1.116% due 01/20/04 ...................................     3,000      2,998
   Nestle Capital Corp.
   1.05% due 03/04/04 ....................................    15,000     14,972
   New York Life Capital Corp.
   1.02% due 02/09/04 ....................................    12,000     11,987
   Old Line Funding Corp.
   1.08% due 01/08/04 ....................................    12,000     11,997
   Park Avenue Reconstruction Corp.
   1.06% due 01/26/04 ....................................     3,004      3,002
   Toyota Motor Credit Corp.
   1.04% due 02/06/04 ....................................     9,000      8,991
   UBS Finance Delaware LLC
   1.1% due 04/01/04 .....................................    10,200     10,172
   Variable Funding Capital Corp.
   1.08% due 01/20/04 ....................................    15,000     14,991
   Westpac Capital Corp.
   1.15% due 05/05/04 ....................................    14,250     14,193
   Windmill Funding Corp.
   1.1% due 01/02/04 .....................................    10,000     10,000
   Yorktown Capital LLC
   1.08% due 01/20/04 ....................................    12,000     11,993
                                                                       --------
                                                                        207,609

Foreign Governmental - 2.0%
   Province de Quebec
   1.11% due 03/26/04 ....................................    13,772     13,736

Insurance - 5.9%
   Metlife, Inc.
   1.243% due 05/01/04 ...................................    20,000     20,000
   Travelers Insurance Co.
   1.242% due 02/28/04 ...................................    20,000     20,000
                                                                       --------
                                                                         40,000
                                                                       --------
         TOTAL COMMERCIAL PAPER- .........................      54.5%   371,483
                                                             -------   --------
            TOTAL INVESTMENTS- ...........................      99.7%   679,752
      Cash and Receivables, less payables- ...............       0.3%     1,881
                                                             -------   --------
               NET ASSETS- ...............................     100.0%  $681,633
                                                             =======   ========

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Money Market Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Danske Corp., 1.07%, due 01/05/04                      $ 49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04           18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $4 and $78 which expire in 2007 and 2008, respectively.

     Dividends, Interest and Distributions: Interest income is recorded on the accrual basis. A dividend of its net investment income will be declared and distributed daily by the Fund.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.25% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, with respect to the Fund. Wellington Managment Company, LLP is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     The identified cost of investment of the Fund at December 31, 2003, was $679,752, which is the same as its tax cost.

     Distribution of Income and Gains: Distributions of net investment income, if any, are made daily. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on it's federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed                   Net Unrealized
  Ordinary      Net Long-Term   Capital Loss     Appreciation/
  Income        Capital Gain    Carryforwards   (Depreciation)
-------------   -------------   -------------   --------------
     $82             $--             $82             $--

In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions
           from
          Ordinary       Distributions from
Year      Income       Long-Term Capital Gain   Return of Capital
----   -------------   ----------------------   -----------------
2003      $ 7,879              $--                     $--
2002       11,513               --                      --

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                With Trust            During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                        Positions Held                Principal Occupation(s)
Name, Address and Age                     With Trust                   During Past Five Years
------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice Chairman,
                                                                President & Director, John Hancock
                                                                Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                        and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice President
                                                                Corporate Communications, John
                                                                Hancock Life Insurance Company

Jude A. Curtis (age 45)               Compliance Officer        Vice President and Chief Investment
John Hancock Place                                              Compliance Officer, John Hancock
Boston, Massachusetts 02117                                     Life Insurance Company; formerly
                                                                Second Vice President and Counsel,
                                                                Office of Business Conduct; John
                                                                Hancock Life Insurance Company;
                                                                formerly a Partner at Hale and Dorr
                                                                LLP (law firm)

Janet Wang (age 35)              Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer             Director of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)             Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                 Positions Held            Principal Occupation(s)
Name, Address and Age              With Trust               During Past Five Years
---------------------------   -------------------   ------------------------------------
Karen Q. Visconti (age 50)         Secretary        Director, Product & Market
John Hancock Place                                  Management, John Hancock Life
Boston, Massachusetts 02117                         Insurance Company

Arnold R. Bergman (age 53)    Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         company; formerly Vice President,
                                                    General Counsel and Secretary, First
                                                    Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Overseas Equity Fund (Formerly Global Balanced Fund)
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 39.85% underperforming its custom benchmark.

..    On May 1st, the Fund's name and strategy were changed, with no change in sub-adviser. The Fund now invests primarily in foreign large and mid sized equities, while previously, it invested globally in equity and fixed income securities.

..    Since May 1st, the Fund underperformed its benchmark primarily due to a modest cash exposure during the year. The Fund's performance did benefit from both favorable stock selection and country allocation decisions.

..    The Fund's exposures to selected sectors -- financials and information technology and countries -- Japan, UK and France -- contributed the most to absolute performance.

..    The top contributing stocks to absolute returns included Tokyo Electron and
     Sanofi-Synthelabo, while the key detractors included Yahoo Japan and Holcim.

..    The manager employs a multiple portfolio manager system, with each portfolio managed by several portfolio managers and research analysts. The manager selects securities using proprietary fundamental research Fundamental research seeks to uncover companies that are undervalued and asset rich.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                                     Overseas Equity
             Overseas Equity Fund     Benchmark (1)
             --------------------    ---------------
 5/01/1996         10,000.00           $10,000.00
 5/31/1996          9,992.36             9,892.00
 6/30/1996         10,054.88             9,940.47
 7/31/1996          9,955.81             9,849.02
 8/31/1996         10,007.29             9,898.26
 9/30/1996         10,256.56            10,067.52
10/31/1996         10,314.89            10,084.64
11/30/1996         10,677.97            10,397.26
12/31/1996         10,672.71            10,279.77
 1/31/1997         10,508.77             9,927.18
 2/28/1997         10,623.91             9,985.75
 3/31/1997         10,567.65             9,971.77
 4/30/1997         10,507.44             9,941.85
 5/31/1997         11,089.20            10,497.60
 6/30/1997         11,433.44            10,909.11
 7/31/1997         11,471.15            10,940.74
 8/31/1997         10,985.68            10,435.28
 9/30/1997         11,470.48            10,906.96
10/31/1997         11,127.39            10,459.77
11/30/1997         10,966.64            10,291.37
12/31/1997         10,955.08            10,320.18
 1/31/1998         11,195.12            10,631.85
 2/28/1998         11,630.17            11,135.80
 3/31/1998         11,807.71            11,310.64
 4/30/1998         11,952.21            11,456.54
 5/31/1998         11,952.24            11,413.01
 6/30/1998         11,914.86            11,439.26
 7/31/1998         11,962.23            11,494.17
 8/31/1998         11,270.31            10,651.64
 9/30/1998         11,435.01            10,700.64
10/31/1998         12,220.68            11,596.29
11/30/1998         12,442.76            11,897.79
12/31/1998         12,925.42            12,314.21
 1/31/1999         12,913.81            12,250.18
 2/28/1999         12,390.27            11,901.05
 3/31/1999         12,558.03            12,234.28
 4/30/1999         12,777.95            12,570.72
 5/31/1999         12,313.42            12,071.66
 6/30/1999         12,412.46            12,279.29
 7/31/1999         12,784.63            12,662.41
 8/31/1999         12,771.50            12,715.59
 9/30/1999         12,780.73            12,889.79
10/31/1999         12,911.64            13,210.75
11/30/1999         12,991.88            13,449.87
12/31/1999         13,586.49            14,251.48
 1/31/2000         12,794.33            13,540.33
 2/29/2000         12,820.00            13,717.71
 3/31/2000         13,194.62            14,254.07
 4/30/2000         12,656.58            13,557.05
 5/31/2000         12,722.96            13,394.36
 6/30/2000         12,990.79            13,796.19
 7/31/2000         12,724.74            13,470.60
 8/31/2000         12,891.86            13,694.21
 9/30/2000         12,570.54            13,247.78
10/31/2000         12,497.20            13,047.74
11/30/2000         11,946.29            12,677.18
12/31/2000         12,352.52            12,982.70
 1/31/2001         12,722.52            13,126.81
 2/28/2001         12,056.81            12,459.97
 3/31/2001         11,553.80            11,827.00
 4/30/2001         12,268.78            12,336.75
 5/31/2001         12,111.70            12,229.42
 6/30/2001         11,830.12            11,955.48
 7/31/2001         11,776.35            11,981.78
 8/31/2001         11,572.93            11,818.83
 9/30/2001         10,739.32            11,229.07
10/31/2001         11,059.83            11,394.14
11/30/2001         11,559.96            11,735.96
12/31/2001         11,556.31            11,659.68
 1/31/2002         11,211.51            11,362.36
 2/28/2002         11,159.40            11,328.27
 3/31/2002         11,544.13            11,617.14
 4/30/2002         11,450.07            11,549.76
 5/31/2002         11,571.51            11,696.44
 6/30/2002         11,203.91            11,497.60
 7/31/2002         10,559.42            10,961.81
 8/31/2002         10,512.74            11,051.70
 9/30/2002          9,863.12            10,372.02
10/31/2002         10,462.47            10,815.94
11/30/2002         11,085.89            11,172.87
12/31/2002         10,826.48            11,074.55
 1/31/2003         10,667.10            10,933.90
 2/28/2003         10,631.95            10,882.51
 3/31/2003         10,582.62            10,878.16
 4/30/2003         11,238.69            11,513.44
 5/31/2003         11,827.00            12,221.52
 6/30/2003         12,129.88            12,523.39
 7/31/2003         12,513.22            12,828.96
 8/31/2003         12,866.20            13,140.71
 9/30/2003         13,152.75            13,548.07
10/31/2003         14,016.47            14,393.47
11/30/2003         14,219.35            14,715.88
12/31/2003         15,140.71            15,866.66

Value on 12/31/03:
------------------
$15,141 Overseas Equity Fund
$15,867 Overseas Equity Benchmark(1)

MORNINGSTAR CATEGORY+:
..    Foreign Large Blend

MORNINGSTAR RISK+:
..    Low (VL/VUL)
..    Low (VA)

MORNINGSTAR RATING+:
..    ***** (VL/VUL)
..    ***** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                             % of
                            Assets
                            ------
Vodafone                     3.5%
AstraZeneca Group PLC        3.3%
Sanofi-Synthelabo SA         3.3%
Royal Dutch Petroleum Co.    2.8%
Novartis AG                  1.8%
BNP Paribas                  1.7%
ABN Amro Holding NV          1.5%
Mitsubishi                   1.4%
Heineken                     1.4%
Koninklijke                  1.4%

AVERAGE ANNUAL TOTAL RETURNS*

                           Overseas
                            Equity    Overseas Equity
                             Fund      Benchmark(1)
                           --------   ---------------
1 Year                      39.85%         43.27%
3 Years                      7.02           6.92
5 Years                      3.21           5.20
Since Inception (5/1/96)     5.55           6.21

DIVERSIFICATION BY REGION AND COUNTRY(3)
(as of December 31, 2003)

                         % of
                        Assets
                        ------
Europe
(excluding U.K.)         44.0%
Japan                    21.0%
United Kingdom (U.K.)    15.3%
Pacific Basin
(excluding Japan)         6.3%
United States             6.2%
Other                     4.1%
Canada                    3.6%

DIVERSIFICATION BY REGION(4)

Developed Markets          97%
Emerging Markets            3%

(1) Overseas Equity Composite Index: 65% MSCI World Index Excluding US, and 35% Citigroup Non-US Govt. Bond Index, Unhedged, May 1996 to April 2000, then 60% MSCI World / 40% Citigroup World Government Bond, Unhedged, May 2000 to April 2003 and then MSCI EAFE Index May 2003 to present.
* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 367 VL/VUL subaccounts and 570 VA subaccounts in the Morningstar Foreign Large Blend category. This represents the Morningstar 3 year rating.
(3)  Calculations based upon country in which security is traded (listed).
(4)  Calculations based upon country in which security is domiciled.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $37,218
Net unrealized appreciation of investments ..........................     9,647
Short-term investments at value .....................................     2,977
                                                                        -------
      Total investments .............................................    49,842
Cash ................................................................        22
Foreign currency at value (cost $42) ................................        42
Receivable for:
   Investments sold .................................................       232
   Fund shares sold .................................................        84
   Interest .........................................................         2
   Dividends ........................................................        41
   Unrealized appreciation in forward currency
      contracts .....................................................        27
   Other assets .....................................................         6
                                                                        -------
Total assets ........................................................    50,298
                                                                        -------
LIABILITIES
Payables for:
   Investments purchased ............................................     1,058
   Unrealized depreciation in forward currency
      contracts .....................................................        61
   Other liabilities ................................................         3
                                                                        -------
Total liabilities ...................................................     1,122
                                                                        -------
Net assets ..........................................................   $49,176
                                                                        =======
Shares of beneficial interest outstanding ...........................     4,718
                                                                        -------
Net asset value per share ...........................................   $ 10.42
                                                                        =======
Composition of net assets:
   Capital paid-in ..................................................   $43,341
   Accumulated net realized loss on investments,
      futures and foreign currency transactions .....................    (3,773)
   Undistributed net investment loss ................................        (5)
   Net unrealized appreciation (depreciation) of:
      Investments ...................................................     9,647
      Translation of assets and liabilities in foreign
         currencies .................................................       (34)
                                                                        -------
Net assets ..........................................................   $49,176
                                                                        =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $   157
      Dividends .....................................................       556
                                                                        -------
Total investment income .............................................       713
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       377
      Auditors fees .................................................         5
      Custodian fees ................................................       110
      Legal fees ....................................................         2
      Printing & mailing fees .......................................         3
      Trustees' fees ................................................         1
      Other fees ....................................................         2
                                                                        -------
Total expenses ......................................................       500
      Less expenses reimbursed ......................................       (87)
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..................        (1)
                                                                        -------
Net expenses ........................................................       412
                                                                        -------
Net investment income ...............................................       301
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................      (450)
      Foreign currency transactions .................................       941
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    11,946
      Translation of assets and liabilities in foreign
         currencies .................................................       (73)
                                                                        -------
Net realized and unrealized gain ....................................    12,364
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $12,665
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2003           2002
                                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...............................................     $    301       $    372
   Net realized gain (loss) ............................................          491         (2,154)
   Change in net unrealized appreciation (depreciation) ................       11,873           (104)
                                                                             --------       --------
      Net increase (decrease) in net assets resulting from operations ..       12,665         (1,886)
Distributions to shareholders from:
   Net investment income ...............................................       (1,633)          (374)
   Realized gains ......................................................       (1,073)
                                                                             --------       --------
      Decrease in net assets resulting from distributions ..............       (2,706)          (374)
From fund share transactions:
   Proceeds from shares sold ...........................................       26,834         14,757
   Distributions reinvested ............................................        2,706            374
   Payment for shares redeemed .........................................      (20,259)       (14,225)
                                                                             --------       --------
      Increase in net assets from fund share transactions ..............        9,281            906
                                                                             --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       19,240         (1,354)
NET ASSETS
   Beginning of Period .................................................       29,936         31,290
                                                                             --------       --------
   End of Period .......................................................     $ 49,176       $ 29,936
                                                                             ========       ========
Analysis of fund share transactions:
   Sold ................................................................        2,962          1,868
   Reinvested ..........................................................          270             46
   Redeemed ............................................................       (2,292)        (1,788)
                                                                             --------       --------
Net increase in fund shares outstanding ................................          940            126
                                                                             ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                        Overseas Equity Fund
                                                              --------------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                              --------------------------------------------------------------------
                                                                2003           2002          2001        2000(c)         1999
                                                              -------        -------       -------       -------       -------
Net Assets Value at Beginning of Period ...................   $  7.92        $  8.57       $  9.27       $ 10.71       $ 11.12
Income from Investment Operations:
   Net Investment Income ..................................      0.09           0.10          0.11          0.23          0.29
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ......................................      3.03          (0.65)        (0.70)        (1.20)         0.25
                                                              -------        -------       -------        ------       -------
   Total From Investment Operations .......................      3.12          (0.55)        (0.59)        (0.97)         0.54
Less Distributions:
   Distribution from Net Investment Income ................     (0.37)         (0.10)                      (0.24)        (0.29)
   Distribution from Net Realized Gains on Investments ....     (0.25)                                     (0.01)        (0.44)
   Distribution from Excess of Net Investment
      Income/Gains ........................................                                                (0.10)        (0.16)
   Distribution from Capital Paid-in ......................                                  (0.11)        (0.12)        (0.06)
                                                              -------        -------       -------       -------       -------
   Total Distributions ....................................     (0.62)         (0.10)        (0.11)        (0.47)        (0.95)
                                                              -------        -------       -------       -------       -------
Net Assets Value at End of Period .........................   $ 10.42        $  7.92       $  8.57       $  9.27       $ 10.71
                                                              =======        =======       =======       =======       =======
Total Investment Return(b) ................................     39.85%         (6.32)%       (6.45)%       (9.08)%        5.11%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ......      1.15%(d)(f)    1.15%(d)      1.15%(d)      0.98%(d)      1.00%(d)
   Ratio of Net Investment Income to Average Net Assets ...      0.84%          1.28%         1.30%(e)      2.32%         2.73%
   Portfolio Turnover Rate ................................     89.10%         71.20%        53.11%       204.98%       131.21%
Net Assets End of Period (000s Omitted) ...................   $49,176        $29,936       $31,290       $28,527       $31,577

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.39%, 1.45%, 1.36%, 1.27%, and 1.31%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(e) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 1.38% for the years ended December 31, 2001.

(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                                         Market
                   Name of Issuer                             Shares     Value
                   --------------                            --------   -------
                                                                        (000's)
COMMON STOCK

Australia - 3.1%
   Amcor, Ltd. (BE) ......................................   $  3,400    $   21
   Australia & New Zealand Banking Group,
      Ltd. (JP) ..........................................     13,127       175
   Brambles Industries, Ltd. (BO) ........................     16,000        64
   Foster's Brewing Group, Ltd. (JG) .....................     55,900       189
   National Australia Bank, Ltd. (JP) ....................      8,800       198
   News Corp., Ltd. (JA) .................................      8,719        79
   QBE Insurance Group, Ltd. (JR) ........................     20,400       163
   Wesfarmers (BL) .......................................      7,400       148
   Westpac Banking Corp., Ltd. (JP) ......................      7,000        84
   WMC Resources, Ltd. (BB) ..............................     33,000       140
   WMC, Ltd. (BF) ........................................     31,000       153
   Woolworth's, Ltd. (JF) ................................     14,000       124
                                                                         ------
                                                                          1,538
Austria - 0.1%
   Erste Bank (JP) .......................................        400        49

Canada - 3.4%
   Abitibi Consolidated, Inc. (BG) .......................     17,900       144
   Alcan Aluminum, Ltd. (BF) .............................      2,800       131
   BCE, Inc. (J1) ........................................     10,400       233
   Bombardier, Inc. - C1. B (BH) .........................     69,500       294
   Great West Lifeco, Inc. (JR) ..........................      1,900        67
   Inco, Ltd. (BF) .......................................      3,500       140
   Manulife Financial Corp. (JR) .........................      2,200        71
   Suncor Energy , Inc. (BB) .............................      6,400       161
   TELUS Corp. (J1) ......................................     12,800       240
   Thomson Corp. (BZ) ....................................      5,500       200
                                                                         ------
                                                                          1,681
Denmark - 0.4%
   Novo Nordisk AS (JO) ..................................      3,600       146
   Tele Danmark AS (J1) ..................................        800        29
                                                                         ------
                                                                            175
Finland - 0.9%
   Nokia Oyj (JW) ........................................     17,900       309
   UPM-Kymmene Corp. (BG) ................................      7,100       136
                                                                         ------
                                                                            445
France - 11.5%
   Accor SA (BZ) .........................................      4,900       222
   Air Liquide (BC) ......................................      1,900       335
   BNP Paribas (JP) ......................................     12,300       773
   Bouygues SA (J2) ......................................     11,100       388
   Carrefour SA (JF) .....................................      2,500       137
   Essilor International (JL) ............................      3,100       160
   France Telecom (J1) ...................................      8,800       251
   Groupe Danone (JH) ....................................      2,000       326
   L'Oreal SA (JK) .......................................      2,700       221
   Renault (BV) ..........................................      6,600       455
   Sanofi-Synthelabo SA (JO) .............................     20,500     1,542
   Schneider SA (BK) .....................................      3,200       209
   Societe Generale - Cl. A (JP) .........................      1,200       106
   STMicroelectronics (J0) ...............................   $  3,100    $   84
   Vivendi Universal SA (JA) .............................     18,400       447
                                                                         ------
                                                                          5,656
Germany - 5.1%
   Allianz AG (JR) .......................................      2,700       340
   Bayerische Motoren Werke AG (BV) ......................      3,400       157
   DaimlerChrysler AG (BV) ...............................      7,700       359
   Deutsche Bank AG (JP) .................................      3,800       315
   Deutsche Boerse AG (JQ) ...............................      1,122        61
   Infineon Technologies AG (J0) .........................      7,300       101
   Muenchener Rueckversicherungs-
      Gesellschaft AG (JR) ...............................      2,828       343
   SAP AG (JV) ...........................................      1,300       218
   Siemens AG (BL) .......................................      6,200       496
   Thyssen Krupp AG (BF) .................................      5,500       109
                                                                         ------
                                                                          2,499
Hong Kong - 1.8%
   Cheung Kong Holdings, Ltd. (JS) .......................     18,000       142
   Hang Lung Properties (JS) .............................    110,000       141
   Hang Seng Bank, Ltd. (JP) .............................      6,200        81
   Hutchison Whampoa, Ltd. (BL) ..........................     10,000        73
   Johnson Electric Holdings, Ltd. (BK) ..................     44,000        56
   Li & Fung, Ltd. (BO) ..................................    116,000       199
   Sun Hung Kai Properties, Ltd. (JS) ....................     11,000        91
   Swire Pacific, Ltd. - Cl. A (JQ) ......................     17,000       105
                                                                         ------
                                                                            888
Italy - 0.9%
   Assicurazioni Generali (JR) ...........................      3,100        82
   ENI (BB) ..............................................     14,200       268
   UniCredito Italiano SpA (JP) ..........................     17,400        94
                                                                         ------
                                                                            444
Japan - 20.0%
   Advantest (J0) ........................................      2,000       159
   Aiful Corp. (JQ) ......................................      1,600       117
   Canon, Inc. (JZ) ......................................      4,000       186
   Dai-Nippon Printng Co., Ltd. (BO) .....................     10,000       140
   Daiwa House Industry Co., Ltd. (BW) ...................      9,000        96
   Daiwa Securities Group, Inc. (JQ) .....................     12,000        82
   Fanuc, Ltd. (BM) ......................................      3,200       192
   Fuji Photo Film (BX) ..................................      3,000        97
   Hirose Electric Co., Ltd. (JY) ........................      2,100       241
   Honda Motor Co. (BV) ..................................      2,000        89
   Hoya Corp. (JY) .......................................      2,400       220
   Japan Airlines (BQ) ...................................     52,000       137
   Jusco Co., Ltd. (JD) ..................................     13,000       436
   Kansai Electric Power Co., Inc. (J3) ..................      9,700       170
   Millea Holdings, Inc. (JR) ............................         15       196
   Mitsubishi Corp. (BN) .................................     23,000       244
   Mitsubishi Estate Co., Ltd. (JS) ......................     27,000       256
   Mitsubishi Heavy Industries, Ltd. (BM) ................     33,000        92

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                                         Market
                   Name of Issuer                             Shares     Value
                   --------------                            --------   -------
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Mitsubishi Motor (BV) .................................   $ 33,000    $   67
   Mitsui Fudosan Co., Ltd. (JS) .........................     17,000       154
   Mitsui Marine & Fire Insurance Co., Ltd. (JR) .........     33,000       271
   Murata Manufacturing Co., Ltd. (JY) ...................      2,700       146
   NEC Corp. (JX) ........................................     73,000       538
   Nidec Corp. (JY) ......................................        900        86
   Nikko Securities Co., Ltd. (JQ) .......................     23,000       128
   Nikon Corp. (J0) ......................................      5,000        75
   Nintendo Corp., Ltd. (BW) .............................      1,300       121
   Nippon Steel Co. (BF) .................................     62,000       133
   Nissan Motor Acceptance Corp. (BV) ....................     36,000       411
   Nitto Denko Corp. (BK) ................................      4,900       261
   Nomura Securities Co., Ltd. (JQ) ......................     11,000       187
   Orix Corp. (JQ) .......................................      3,500       289
   Ricoh Co., Ltd. (JZ) ..................................      6,000       118
   Rohm Co., Ltd. (J0) ...................................      2,600       305
   Sankyo Co., Ltd. (JO) .................................     12,000       226
   Sekisui House, Ltd. (BW) ..............................     21,000       217
   Shimamura Co., Ltd. (JE) ..............................      1,400        95
   Shin-Etsu Chemical Co. (BC) ...........................      2,600       106
   Shionogi & Co., Ltd. (JO) .............................     18,000       335
   SMC Corp. (BM) ........................................      1,500       187
   Softbank Corp. (JT) ...................................      1,000        31
   Sumitomo Chemical Co. (BC) ............................     39,000       161
   Sumitomo Forestry Co. (BG) ............................      6,000        51
   Suzuki Motor Corp. (BV) ...............................     23,000       340
   Taiyo Yuden Co., Ltd. (JY) ............................      9,000       118
   Tokyo Electron, Ltd. (J0) .............................      7,500       570
   Toray Industries, Inc. (BC) ...........................     14,000        59
   Tostem Corp. (BI) .....................................      6,000       116
   Toyota Motor Corp. (BV) ...............................      7,300       247
   Yahoo Japan Corp. (JT) ................................         20       269
   Yamanouchi Pharmaceutical Co., Ltd. (JO) ..............      3,000        93
   Yamato Transport Co., Ltd. (BP) .......................      7,000        82
   Yasuda F & M Insurance (JR) ...........................     12,000        99
                                                                         ------
                                                                          9,842
Netherlands - 8.8%
   ABN Amro Holding NV (JP) ..............................     30,148       705
   Aegon NV (JR) .........................................     13,763       203
   ASM Lithography Holding NV (J0) .......................      4,500        89
   Elsevier NV (JA) ......................................     13,200       164
   Heineken Holding (JG) .................................        900        31
   Heineken NV (JG) ......................................     16,300       620
   ING Groep NV (JQ) .....................................     17,447       406
   Koninklijke (Royal) Philips Electronics NV
      (JY) ...............................................      3,600       105
   Koninklijke KPN NV (JY) ...............................     57,900       446
   Koninklijke Numica NV (JY) ............................      2,900        80
   Royal Dutch Petroleum Co. (BB) ........................     22,800     1,201
   TNT Post Group NV (BP) ................................      3,800        89
   VNU NV (JA) ...........................................   $  6,327    $  200
                                                                         ------
                                                                          4,339
New Zealand - 0.0%
   Telecom Corp. of New Zealand, Ltd. (J1) ...............        436         1

Norway - 1.8%
   Den Norske Bank (JP) ..................................     16,000       107
   Norsk Hydro ASA (BL) ..................................      7,025       433
   Norske Skogindustrier ASA - Cl. A (BG) ................      2,700        51
   Statoil ASA (BB) ......................................     25,400       285
                                                                         ------
                                                                            876
Singapore - 1.0%
   DBS Group Holdings, Ltd. (JP) .........................      4,000        35
   Hong Kong Land Holdings, Ltd. (JS) ....................     56,000        95
   Singapore Technology Engineering, Ltd. ................
      (BH) ...............................................     75,000        90
   Singapore Telecommunications, Ltd. (J1) ...............    117,000       135
   United Overseas Bank, Ltd. (JP) .......................      6,000        47
   Venture Manufacturing, Ltd. (JY) ......................      9,000       106
                                                                         ------
                                                                            508
Spain - 2.9%
   Banco Bilbao Vizcaya SA (JP) ..........................     39,800       549
   Inditex (JE) ..........................................     14,300       290
   Repsol SA (BB) ........................................      6,200       121
   Telefonica SA (J1) ....................................     30,853       453
                                                                         ------
                                                                          1,413
Sweden - 3.3%
   Assa Abloy (BI) .......................................     20,200       240
   AstraZeneca Group plc (BO) ............................     16,200       789
   ForeningsSparbanken AB (JP) ...........................     18,100       356
   Sandvik AB (BM) .......................................      2,500        86
   Svenska Handelsbanken, Inc. (JP) ......................      6,000       123
                                                                         ------
                                                                          1,594
Switzerland - 9.3%
   ABB, Ltd. (BK) ........................................     22,218       112
   Credit Suisse Group (JP) ..............................      4,063       149
   Holcim (BD) ...........................................      8,391       391
   Nestle SA (JH) ........................................      2,309       577
   Novartis AG (JO) ......................................     18,678       848
   Richemont (JQ) ........................................     20,336       488
   Roche Holdings AG (JO) ................................      3,033       306
   Serono SA (JN) ........................................        134        95
   Swiss Reinsurance Co. (JR) ............................      8,404       567
   Swisscom AG (J1) ......................................      1,581       521
   Synthes-Stratec, Inc. (JL) ............................        126       125
   UBS AG (JP) ...........................................      5,628       385
                                                                         ------
                                                                          4,564
United Kingdom - 14.6%
   Anglo American plc (BF) ...............................      4,400        95

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                                         Market
                   Name of Issuer                             Shares     Value
                   --------------                            --------   -------
                                                                        (000's)

COMMON STOCK - Continued

United Kingdom - Continued
   Arm Holdings plc (J0) .................................   $ 14,000   $    32
   AstraZeneca Group plc (JO) ............................     11,100       531
   Barclays (JP) .........................................     30,200       269
   BG Group plc (BB) .....................................     92,100       471
   Billiton plc (BF) .....................................     62,655       546
   British Aerospace plc (BH) ............................     20,000        60
   Centrica plc (J4) .....................................     39,500       149
   CRH (BD) ..............................................      7,900       162
   Diageo plc (JG) .......................................     13,000       170
   HBOS (JP) .............................................     24,800       320
   HSBC Holdings plc (JP) ................................     29,900       469
   National Grid Group (JY) ..............................     30,600       219
   Pearson plc (JA) ......................................     29,800       331
   Prudential Corp. (JR) .................................     11,700        99
   Reckitt Benckiser (JJ) ................................      3,800        86
   Rio Tinto plc (BF) ....................................      3,400        94
   Royal Bank of Scotland Group (JP) .....................     20,400       599
   Smith & Nephew (JL) ...................................     14,600       122
   Smiths Group (BL) .....................................      9,900       117
   Standard Chartered plc (JP) ...........................     21,300       351
   Unilever plc (JK) .....................................     50,900       473
   Vodafone AirTouch plc (J2) ............................    485,538     1,200
   Wolseley (BN) .........................................      6,600        93
   Xstrata (BF) ..........................................     10,900       122
                                                                        -------
                                                                          7,180
United States - 5.9%
   America Movil SA de CV - ADR Ser. L (J2) ..............      2,400        66
   AstraZeneca Group Plc - ADR (JO) ......................      5,000       242
   Companhia Vale Do Rio Doce - ADR (BF) .................      1,800       105
   DBS Group Holdings, Ltd. - ADR 144A (a)(JP) ...........      2,000        17
   Nokia Oyj - ADR (JW) ..................................      4,500        77
   Royal Dutch Petroleum Co. (BB) ........................      2,000       105
   Samsung Electronics - 144A (a) (JY) ...................      2,850       536
   Sap Aktiengesellschaft - ADR (JV) .....................      3,200       133
   Sony Corp. (JY) .......................................      3,500       121
   STMicroelectronics NV (J0) ............................      5,200       140
   Taiwan Semiconductor Manufacturing Co.,
      Ltd. - ADR (J0) ....................................     48,864       500
   Telefonos de Mexico SA - ADR (J1) .....................      1,700        56
   The Thomson Corp. (JA) ................................     10,400       377
   Vodafone Group plc (J1) ...............................     17,100       428
   Yukos Corp. - ADR (BB) ................................        300        13
                                                                        -------
                                                                          2,916
                                                                        -------
          TOTAL COMMON STOCK-                                    94.8%   46,608

                                                                Par      Market
                   Name of Issuer                              Value     Value
                   --------------                            --------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS

Supra National - 0.5%
   SMFG Finance (FB)
      2.25% due 07/11/05 .................................   $ 12,000   $   204
      2.25% due 07/11/05 .................................      6,000        53
                                                                        -------
         TOTAL PUBLICLY-TRADED BONDS-                             0.5%      257
SHORT-TERM INVESTMENTS - 6.1%
      Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ................................      2,977     2,977
                                                             --------   -------
         TOTAL INVESTMENTS- ..............................      101.4%   49,842
         Payables, less cash and receivables- ............       (1.4)%    (666)
                                                             --------   -------
         NET ASSETS- .....................................      100.0%  $49,176
                                                             ========   =======

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $553 or 1.1% of net assets of the Portfolio.

ADR-American Depository Receipts.

GDR-Global Depository Receipts.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                                        % of
                                               Industry     Market    Long-Term
                       Industry              Abbreviation    Value   Investments
                       --------              ------------   ------   -----------
                                                            (000s)
Banks ....................................        JP        $6,355      13.6%
Pharmaceuticals ..........................        JO         4,269       9.1%
Oil & Gas ................................        BB         2,764       5.9%
Insurance ................................        JR         2,501       5.3%
Electronic Equipment & Instruments .......        JY         2,424       5.2%
Diversified Telecommunication Services ...        J1         2,347       5.0%
Automobiles ..............................        BV         2,126       4.5%
Semiconductor Equipment & Products .......        J0         2,056       4.4%
Diversified Financials ...................        JQ         1,864       4.0%
Wireless Telecommunications Services .....        J2         1,654       3.5%
Metals & Mining ..........................        BF         1,628       3.5%
Media ....................................        JA         1,597       3.4%
Industrial Conglomerates .................        BL         1,267       2.7%
Commercial Services & Supplies ...........        BO         1,192       2.5%
Beverages ................................        JG         1,011       2.2%
Food Products ............................        JH           903       1.9%
Real Estate Investment Trust .............        JS           879       1.9%
Personal Products ........................        JK           694       1.5%
Chemicals ................................        BC           661       1.4%
Electrical Equipment .....................        BK           638       1.4%
Machinery ................................        BM           557       1.2%
Construction Materials ...................        BD           552       1.2%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                                        % of
                                              Industry      Market    Long-Term
                Industry                    Abbreviation    Value    Investments
                --------                    ------------   -------   -----------
                                                            (000s)
Computers & Peripherals .................        JX        $   538        1.1%
Aerospace & Defense .....................        BH            444        0.9%
Multiline Retail ........................        JD            436        0.9%
Household Durables ......................        BW            434        0.9%
Hotels Restaurants & Leisure ............        BZ            422        0.9%
Health Care Equipment & Supplies ........        JL            407        0.9%
Communications Equipment ................        JW            386        0.8%
Specialty Retail ........................        JE            385        0.8%
Paper & Forest Products .................        BG            381        0.8%
Building Products .......................        BI            356        0.8%
Software ................................        JV            351        0.8%
Trading Companies & Distributors ........        BN            337        0.7%
Office Electronics ......................        JZ            305        0.7%
Internet Software & Services ............        JT            299        0.6%
Food & Drug Retailing ...................        JF            261        0.6%
Finance .................................        FB            257        0.5%
Air Freight & Couriers ..................        BP            171        0.4%
Electric Utilities ......................        J3            170        0.4%
Gas Utilities ...........................        J4            149        0.3%
Airlines ................................        BQ            137        0.3%
Leisure Equipment & Products ............        BX             97        0.2%
Biotechnology ...........................        JN             96        0.2%
Household Products ......................        JJ             86        0.2%
Containers & Packaging ..................        BE             21        0.0%
                                                           -------      -----
                                                           $46,865      100.0%
                                                           =======      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)
NOTE A--ORGANIZATION

     John Hancock Overseas Equity Fund, (formerly John Hancock Global Balanced
Fund), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                     Market Value
--------------                                     ------------
Alpine Securitization Corp., 1.12%, due 01/07/04      $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04       19,998
Barclays US Fund, 1.10%, due 01/05/04                  29,997

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                      Market
Name of Issuer                                        Value
--------------                                       --------
Cargill Asia Pacific, 1.06%, due 01/02/04            $ 20,000
Cargill Asia Pacific, 1.05%, due 01/02/04              25,000
Danske Corp., 1.07%, due 01/05/04                      49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04     17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04         18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04         31,156
Mortgage Int. Networking, 0.98%, due 01/02/04          50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
   Joint Trading Account Totals                      $385,633
                                                     ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $301                     1.66%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2003, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                       Principal Amount                       Unrealized
                     Covered by Contract   Expiration Month   Gain (Loss)
                     -------------------   ----------------   -----------
Currency Purchased
------------------
Swiss Franc                  202              January 04         $ 27
                                                                 ====

Currency Sold
-------------
Swiss Franc                  211              January 04         $(18)
Swiss Franc                  301                  May 04          (31)
Japanese Yen                 140                March 04          (12)
                                                                 ----
                                                                 $(61)
                                                                 ====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $478, $2,241 and $1,032 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred approximately $37 in net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2004.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $55. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                         Between            Between
                     $150 Million and   $300 Million and   Excess Over
First $150 Million     $300 Million       $500 Million     $500 Million
------------------   ----------------   ----------------   ------------
      1.05%                0.95%             0.80%            0.75%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $87 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $1.

     John Hancock has entered into a Sub-Advisory Agreement with Capital Guardian Trust Company, with respect to the Fund. Capital Guardian Trust Company is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $36,265          $30,303

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $40,215       $9,900         $(273)          $9,627

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization and market discount accretion on debt securities and investments in passive foreign investment companies and foreign currency denominated investments. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income       Capital Gain    Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--            $3,751          $9,627

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $1,620                  $--                   $1,086
2002            374                   --                       --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held        Principal Occupation(s)
Name, Address and Age                With Trust          During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)            Trustee       Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)             Trustee       Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)              Trustee       President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)         Trustee       Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                       Positions Held                Principal Occupation(s)
Name, Address and Age                    With Trust                  During Past Five Years
------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                              Management, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice Chairman,
                                                                President & Director, John Hancock
                                                                Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                       and Trustee            Brokerage, John Hancock Life
Boston, Massachusetts 02117                                     Insurance Company; Vice President
                                                                Corporate Communications, John
                                                                Hancock Life Insurance Company

Jude A. Curtis (age 45)               Compliance Officer        Vice President and Chief Investment
John Hancock Place                                              Compliance Officer, John Hancock
Boston, Massachusetts 02117                                     Life Insurance Company; formerly
                                                                Second Vice President and Counsel,
                                                                Office of Business Conduct; John
                                                                Hancock Life Insurance Company;
                                                                formerly a Partner at Hale and Dorr
                                                                LLP (law firm)

Janet Wang (age 35)              Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer             Director of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)            Assistant Treasurer        Manager of Fund Operations, John
John Hancock Place                                              Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                 Positions Held           Principal Occupation(s)
Name, Address and Age              With Trust             During Past Five Years
---------------------------   -------------------   ------------------------------------
Karen Q. Visconti (age 50)         Secretary        Director, Product & Market
John Hancock Place                                  Management, John Hancock Life
Boston, Massachusetts 02117                         Insurance Company

Arnold R. Bergman (age 53)    Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         company; formerly Vice President,
                                                    General Counsel and Secretary, First
                                                    Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Overseas Equity Fund (formerly, Global Balanced Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Overseas Equity Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                         Inception: May 16, 1988
--------------------------------------------------------------------------------
Real Estate Equity Fund
RREEF America LLC                                        K. Knudson/J. Robertson
Van Kampen                                                    T. Bigman/D. Funke
--------------------------------------------------------------------------------

The Fund employs a multi-manager approach with two sub-advisers, each of which independently manages its portion of the Fund. As of year-end, Van Kampen managed approximately 52% and RREEF managed approximately 48% of the Fund's assets.

The two managers employ distinct investment strategies. This multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager being out of favor in certain market environments.

..    Van Kampen uses a combination of top down market overview to identify undervalued real estate property sectors and geographic regions and bottom-up fundamental research to select companies that are attractively priced relative to their underlying real estate assets.

..    RREEF uses both a top-down market overview to identify attractive growth sectors and bottom-up fundamental research to identify companies that have sustainable cash flow growth.

Fund Commentary

..    In 2003, the Fund returned 36.89%, outperforming its custom benchmark.

Van Kampen

..    This portion of the Fund outperformed its index. Performance relative to the index was driven primarily by favorable security selection decisions, with sector allocation decisions also contributing.

..    While stock selection was positive across most sectors, the most significant contributions were generated in the office and hotel sectors. The Fund benefited from investment in selected owners of central business district (CBD) office properties and within lodging from major urban hotels with superior balance sheets that are affiliated with a major brand.

..    From a top-down perspective, the Fund benefited from an overweight to the hotel sector.

..    The sub-sectors which added the most to absolute performance were retail regional malls and offices, but all sectors had positive absolute returns for the year.

..    Top contributors to absolute returns included Simon Property Group and
     Brookfield Properties Corp. Only three securities had negative returns for the year (Kilroy Realty Corp., Sun Communities Inc, and Apartment Investment & Management.

RREEF

..    This portion of the Fund outperformed its index since this sub-adviser assumed management of the Fund in May, 2003. Performance relative to the index was driven primarily by favorable security selection decisions broadly across sub-sectors, with sector allocation decisions detracting.

..    Stock selection was especially beneficial in the office and industrial sub-sectors. The Fund's modest allocation to cash was the biggest detractor to relative returns.

..    All sub-sectors had positive absolute returns for the year, with the hotel and regional malls sub-sectors leading the way.

..    While securities posted positive returns for this period, the top contributors to absolute returns included General Growth Properties, Simon Property Group, and Prologis Trust.

                                                         Inception: May 16, 1988
--------------------------------------------------------------------------------
Real Estate Equity Fund
RREEF America LLC                                        K. Knudson/J. Robertson
Van Kampen                                                    T. Bigman/D. Funke
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000 Investment made 12/31/93
(10-Year Period)

             Real Estate       Real Estate
             Equity Fund   Equity Benchmark (1)
             -----------   --------------------
12/31/1993     $10,000            $9,283
01/31/1994      10,237             9,561
02/28/1994      10,661             9,952
03/31/1994      10,341             9,491
04/29/1994      10,409             9,598
05/31/1994      10,620             9,797
06/30/1994      10,339             9,604
07/29/1994      10,280             9,626
08/31/1994      10,295             9,620
09/30/1994      10,237             9,459
10/31/1994       9,798             9,113
11/30/1994       9,467             8,756
12/30/1994      10,286             9,435
01/31/1995       9,931             9,130
02/28/1995      10,140             9,416
03/31/1995      10,167             9,471
04/28/1995      10,037             9,403
05/31/1995      10,464             9,714
06/30/1995      10,630             9,883
07/31/1995      10,831            10,042
08/31/1995      10,906            10,165
09/29/1995      11,166            10,352
10/31/1995      10,790            10,031
11/30/1995      10,834            10,135
12/29/1995      11,552            10,723
01/31/1996      11,687            10,871
02/29/1996      11,810            11,086
03/29/1996      11,916            11,176
04/30/1996      11,875            11,226
05/31/1996      12,097            11,476
06/28/1996      12,348            11,706
07/31/1996      12,310            11,602
08/30/1996      12,829            12,095
09/30/1996      13,183            12,397
10/31/1996      13,526            12,733
11/29/1996      13,994            13,262
12/31/1996      15,373            14,677
01/31/1997      15,542            14,887
02/28/1997      15,529            14,896
03/31/1997      15,440            14,946
04/30/1997      14,975            14,464
05/30/1997      15,444            14,895
06/30/1997      16,236            15,633
07/31/1997      16,673            16,148
08/29/1997      16,567            16,028
09/30/1997      18,007            17,609
10/31/1997      17,358            16,860
11/28/1997      17,579            17,199
12/31/1997      18,020            17,583
01/31/1998      17,509            17,335
02/27/1998      17,199            17,113
03/31/1998      17,632            17,450
04/30/1998      17,080            16,900
05/29/1998      16,962            16,738
06/30/1998      16,909            16,649
07/31/1998      15,764            15,491
08/31/1998      14,342            13,881
09/30/1998      15,331            14,658
10/30/1998      14,948            14,458
11/30/1998      15,160            14,729
12/31/1998      15,010            14,519
01/29/1999      14,599            14,204
02/26/1999      14,242            14,091
03/31/1999      14,171            14,015
04/30/1999      15,672            15,509
05/28/1999      16,082            15,772
06/30/1999      15,913            15,503
07/30/1999      15,382            14,910
08/31/1999      15,313            14,686
09/30/1999      14,584            14,024
10/29/1999      14,278            13,763
11/30/1999      14,165            13,547
12/31/1999      14,756            14,056
01/31/2000      14,777            14,114
02/29/2000      14,462            13,844
03/31/2000      15,238            14,451
04/28/2000      16,133            15,481
05/31/2000      16,352            15,667
06/30/2000      16,774            16,195
07/31/2000      18,431            17,649
08/31/2000      17,827            17,014
09/29/2000      18,608            17,567
10/31/2000      17,795            16,804
11/30/2000      18,179            17,182
12/29/2000      19,364            18,376
01/31/2001      19,230            18,560
02/28/2001      18,893            18,174
03/30/2001      18,759            18,189
04/30/2001      19,118            18,622
05/31/2001      19,524            19,143
06/30/2001      20,515            20,179
07/31/2001      20,169            19,775
08/31/2001      20,945            20,465
09/28/2001      19,733            19,252
10/31/2001      19,010            18,532
11/30/2001      20,150            19,732
12/31/2001      20,643            20,305
01/31/2002      20,705            20,392
02/28/2002      21,119            20,859
03/31/2002      22,367            22,142
04/30/2002      22,488            22,279
05/31/2002      22,696            22,504
06/30/2002      23,091            22,966
07/31/2002      21,715            21,544
08/31/2002      21,671            21,553
09/30/2002      20,781            20,600
10/31/2002      19,751            19,574
11/30/2002      20,687            20,543
12/31/2002      20,923            20,843
01/31/2003      20,288            21,795
02/28/2003      20,608            22,115
03/31/2003      21,129            22,677
04/30/2003      22,029            23,631
05/30/2003      23,298            24,969
06/30/2003      23,690            25,508
07/31/2003      25,104            26,865
08/29/2003      25,453            27,088
09/30/2003      26,334            28,042
10/31/2003      26,609            28,457
11/30/2003      27,788            29,712
12/31/2003      28,643            29,801

Value on 12/31/02:
------------------
$28,643   Real Estate Equity Fund
$24,801   Real Estate Equity
          Benchmark (1)

MORNINGSTAR CATEGORY+:

..    Specialty Real Estate

MORNINGSTAR RISK+:

..    High (VL/VUL)

..    Above Average (VA)

MORNINGSTAR RATING+:

..    *** (VL/VUL)

..    ** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                           % of
                                          Assets
                                          ------
Simon Property Group, Inc.                 7.6%
Prologis Trust                             5.6%
Archstone Communities Trust                5.0%
Brookfield Properties Corporation          4.8%
Equity Residential Properties Trust        4.7%
General Growth Properties                  4.6%
Avalonbay Communities, Inc.                4.0%
Rouse Co.                                  3.9%
Starwood Hotels & Resorts Worldwide, Ir    3.7%
Host Marriott Corp.                        3.7%

AVERAGE ANNUAL TOTAL RETURNS*

           Real Estate       Real Estate
           Equity Fund   Equity Benchmark(1)
           -----------   -------------------
1 Year        36.89%            32.73%
3 Years       13.94             14.61
5 Years       13.80             13.76
10 Years      11.10             11.54

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                                % of
                               Assets
                               ------
Real Estate Investment Trust    87.16%
Hotel/Motel                      7.06%
Real Estate                      5.78%

(1) The Real Estate Equity Benchmark represents the Wilshire Real Estate Securities Index from June 1988 to April 2003 and then the Wilshire REIT Index from May 2003 to present. Wilshire Real Estate Securities Index is a market-capitalization weighted index which measures the performance of real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing and a nondiversified fund entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts. VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 102 VL/VUL subaccounts and 177 VA subaccounts in the Morningstar Specialty-Real Estate category. This represents the Morningstar 3 year rating.
     "Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subdivision to the Fund.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $174,913
Net unrealized appreciation of investments .........................     53,681
Short-term investments at value ....................................      6,713
                                                                       --------
      Total investments ............................................    235,307
Receivable for:
   Investments sold ................................................        536
   Fund shares sold ................................................        188
   Dividends .......................................................      1,123
                                                                       --------
Total assets .......................................................    237,154
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................        143
   Other liabilities ...............................................         87
                                                                       --------
Total liabilities ..................................................        230
                                                                       --------
Net assets .........................................................   $236,924
                                                                       ========
Shares of beneficial interest outstanding ..........................     14,609
                                                                       --------
Net asset value per share ..........................................   $  16.22
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $181,713
   Accumulated net realized gain on investments,
      futures and foreign currency transactions ....................      1,530
   Net unrealized appreciation of investments ......................     53,681
                                                                       --------
Net assets .........................................................   $236,924
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    58
      Dividends .....................................................    11,668
                                                                        -------
Total investment income .............................................    11,726
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,929
      Auditors fees .................................................        27
      Custodian fees ................................................       108
      Legal fees ....................................................        14
      Printing & mailing fees .......................................        22
      Trustees' fees ................................................         6
      Other fees ....................................................        10
                                                                        -------
Total expenses ......................................................     2,116
                                                                        -------
Net investment income ...............................................     9,610
                                                                        -------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................     6,974
   Change in unrealized appreciation on investments .................    46,768
                                                                        -------
Net realized and unrealized gain ....................................    53,742
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $63,352
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2003           2002
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................     $  9,610       $  8,407
   Net realized gain .........................................        6,974          3,167
   Change in net unrealized appreciation (depreciation) ......       46,768        (10,761)
                                                                   --------       --------
      Net increase in net assets resulting from operations ...       63,352            813
Distributions to shareholders from:
   Net investment income .....................................       (9,525)        (8,765)
   Realized gains ............................................       (6,666)        (4,175)
                                                                   --------       --------
      Decrease in net assets resulting from distributions ....      (16,191)       (12,940)
From fund share transactions:
   Proceeds from shares sold .................................       52,162         75,035
   Distributions reinvested ..................................       16,191         12,940
   Payment for shares redeemed ...............................      (56,516)       (61,575)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....       11,837         26,400
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................       58,998         14,273

NET ASSETS
   Beginning of Period .......................................      177,926        163,653
                                                                   --------       --------
   End of Period .............................................     $236,924       $177,926
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        3,726          5,436
   Reinvested ................................................        1,077            969
   Redeemed ..................................................       (4,106)        (4,574)
                                                                   --------       --------
Net increase in fund shares outstanding ......................          697          1,831
                                                                   ========       ========

See notes to financial statements

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                         Real Estate Equity Fund
                                                          ----------------------------------------------------
                                                                         Year Ended December 31,
                                                          ----------------------------------------------------
                                                           2003(d)     2002       2001      2000(c)     1999
                                                          --------   --------   --------   --------   --------
Net Assets Value at Beginning of Period ...............   $  12.79   $  13.55   $  13.67   $  11.47   $  12.46
Income from Investment Operations:
   Net Investment Income ..............................       0.69       0.62       0.67       0.76       0.78
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ..................................       3.90      (0.43)      0.21       2.73      (0.99)
                                                          --------   --------   --------   --------   --------
   Total From Investment Operations ...................       4.59       0.19       0.88       3.49      (0.21)
Less Distributions:
   Distribution from Net Investment Income ............      (0.69)     (0.65)     (0.58)     (0.76)     (0.78)
   Distribution from Net Realized Gains on
      Investments .....................................      (0.47)     (0.30)     (0.42)     (0.06)
   Distribution from Excess of Net Investment Income/
      Gains ...........................................                                       (0.17)
   Distribution from Capital Paid-in ..................                                       (0.30)
                                                          --------   --------   --------   --------   --------
   Total Distributions ................................      (1.16)     (0.95)     (1.00)     (1.29)     (0.78)
                                                          --------   --------   --------   --------   --------
Net Assets Value at End of Period .....................   $  16.22   $  12.79   $  13.55   $  13.67   $  11.47
                                                          ========   ========   ========   ========   ========
Total Investment Return(b) ............................      36.89%      1.36%     (6.61)%    31.29%     (1.69)%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ..       1.07%      1.07%      1.07%      0.76%      0.70%
   Ratio of Net Investment Income to Average Net
      Assets ..........................................       4.84%      4.60%      4.97%      5.99%      6.38%
   Portfolio Turnover Rate ............................      38.11%     22.74%     29.07%     58.81%     12.95%
Net Assets End of Period (000s Omitted) ...............   $236,924   $177,926   $163,653   $158,811   $126,214

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new sub-advisory agreement with Morgan Stanley Dean Witter Investment Management, Inc. during the period shown.

(d) The Fund entered into a new sub-advisory agreement with RREEF America LLC during the period shown.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2003
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                        Market
                    Name of Issuer                           Shares      Value
                    --------------                          --------   --------
                                                                        (000's)
COMMON STOCK

Real Estate Development - 5.9%
   Catellus Development Corp. ...........................    183,300   $  4,421
   Rouse Co. ............................................    187,900      8,831
   The Macerich Co. .....................................     19,000        846
                                                                       --------
                                                                         14,098

Real Estate Investment Trust - 74.7%
   AMLI Residential Properties Trust ....................     49,000      1,313
   Apartment Investment & Management Co. ................    103,000      3,554
   Archstone Communities Trust ..........................    405,110     11,335
   Arden Realty Group, Inc. .............................    246,200      7,470
   Avalonbay Communities, Inc. ..........................    190,722      9,117
   Boston Properties, Inc. ..............................    165,250      7,963
   BRE Properties, Inc. .................................     58,100      1,941
   Brookfield Homes Corp. ...............................      6,190        160
   CarrAmerica Realty Corp. .............................     39,500      1,176
   Centerpoint Properties Corp. .........................     30,100      2,254
   Chelsea Property Group, Inc. .........................     44,100      2,417
   Correctional Properties Trust ........................     14,100        406
   Cousins Properties, Inc. .............................     32,800      1,004
   Equity Office Properties Trust * .....................    184,425      5,284
   Equity Residential Properties Trust * ................    362,640     10,702
   Essex Property Trust, Inc. ...........................     51,400      3,301
   Federal Realty Investment Trust ......................    142,500      5,471
   FelCor Lodging Trust, Inc. ...........................     38,000        421
   General Growth Properties ............................    383,100     10,631
   Glenborough Realty Trust, Inc. .......................     25,500        509
   Heritage Property Investment Trust, Inc. .............      4,200        119
   Highwoods Properties, Inc. ...........................     98,800      2,510
   Home Properties of New York, Inc. ....................     48,200      1,947
   Host Marriott Corp. * ................................    689,600      8,496
   Innkeepers USA Trust .................................     17,000        142
   Liberty Property Trust ...............................     40,200      1,564
   Mack-Cali Realty LP * ................................    135,500      5,640
   Nationwide Health Properties, Inc. ...................      5,055         99
   PAN Pacific Retail Properties, Inc. ..................    101,600      4,841
   Pennsylvania Real Estate Investment ..................     50,783      1,843
   Post Properties, Inc. ................................     23,650        660
   Prologis Trust .......................................    400,070     12,838
   PS Business Parks, Inc. ..............................      4,050        167
   Public Storage, Inc. .................................    157,700      6,843
   Reckson Associates Realty Corp. ......................     68,200      1,657
   Regency Centers Corp. ................................    146,255      5,828
   Shurgard Storage Centers, Inc. .......................     85,100      3,204
   Simon Property Group, Inc. ...........................    373,000     17,285
   SL Green Realty Corp. ................................     75,250      3,089
   Summit Properties, Inc. ..............................     44,800      1,076
   Sun Communities, Inc. ................................     11,200        433
   Taubman Centers, Inc. ................................    117,400      2,418
   The St. Joe Co. ......................................     17,700        660
   Trizec Properties, Inc. ..............................     24,200        373
   United Dominion Realty Trust, Inc. ...................    164,700      3,162
   Ventas, Inc. .........................................     25,900        570
   Vornado Realty Trust .................................     55,150   $  3,019
                                                                       --------
                                                                        176,912

Real Estate Operations - 15.9%
   AMB Property Corp. ...................................    117,600      3,867
   Boardwalk Equities, Inc. .............................     37,600        520
   Brookfield Properties Corporation ....................    382,900     10,989
   Developers Diversified Realty Corp. ..................     93,900      3,152
   Forest City Enterprises, Inc. ........................     18,500        879
   Frontline Capital Group * ............................    121,500
   Hilton Hotels Corp. * ................................    436,000      7,469
   La Quinta Corp. - Cl. B ..............................     10,800         69
   Manufactured Home Communities, Inc. ..................     52,400      1,973
   Starwood Hotels & Resorts Worldwide,
      Inc. * ............................................    237,600      8,546
   Wyndham International, Inc. ..........................    179,800        120
                                                                       --------
                                                                         37,584
                                                                       --------
            TOTAL COMMON STOCK-                                 96.5%   228,594

                                                               Par
                                                              Value
                                                            --------
                                                             (000's)
SHORT-TERM INVESTMENTS - 2.8%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ...............................   $  6,713      6,713
                                                            --------   --------
               TOTAL INVESTMENTS- .......................       99.3%   235,307
         Cash and Receivables, less payables- ...........        0.7%     1,617
                                                            --------   --------
                  NET ASSETS- ...........................      100.0%  $236,924
                                                            ========   ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Real Estate Equity Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04        19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%, due 01/02/04               20,000
Cargill Asia Pacific, 1.05%, due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                       49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04         $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on annual basis of the Fund's net assets:

                        Between            Between
                    $50 Million and   $100 Million and    Excess Over
First $50 Million     $100 Million      $200 Million     $200 Million
-----------------   ---------------   ----------------   ------------
      1.10%               1.00%             0.90%            0.80%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     John Hancock has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Inc., John Hancock Advisers and RREEF America LLC, with respect to the Fund. Each is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $73,628           $75,142

          The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$180,950        $55,554        $(1,197)         $54,357

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and to certain distributions received from investments in Real Estate Investment Trusts. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed    Undistributed
   Ordinary      Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain    Carryforwards    Appreciation
-------------   --------------   -------------   --------------
      $--            $889              $--           $54,357

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $10,296                $5,895                  $--
2002           8,766                 4,175                   --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                 With Trust          During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East Boston
Trust I                                             Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and Graduate
c/o John Hancock Variable Series                    Dean, The Graduate School of the
Trust I                                             Wallace G. Carroll School of
John Hancock Place                                  Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                          and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                 Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer               Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                 Positions Held            Principal Occupation(s)
Name, Address and Age              With Trust              During Past Five Years
---------------------------   -------------------   ------------------------------------
Karen Q. Visconti (age 50)         Secretary        Director, Product & Market
John Hancock Place                                  Management, John Hancock Life
Boston, Massachusetts 02117                         Insurance Company

Arnold R. Bergman (age 53)    Assistant Secretary   Senior Counsel, Law Department,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         company; formerly Vice President,
                                                    General Counsel and Secretary, First
                                                    Variable Life Insurance Company

     * Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Real Estate Equity Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Equity Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Short-Term Bond Fund
Independence Investment LLC                              J. Shallcross/P. Farley
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 2.76%, outperforming its custom benchmark.

..    The Fund outperformed its benchmark from all key decisions factors, including security selection, sector allocation and yield curve decisions.

..    Favorable sector allocation decisions were driven primarily by the Fund's overweight to corporate bonds and mortgage-backed securities.

..    The Fund's exposure to corporate bonds and mortgaged-backed securities contributed the most to absolute performance

..    The manager employs proprietary research and quantitative tools in a risk controlled, benchmark-relative approach to evaluate bonds and bond sectors that are attractively priced. Fund emphasizes higher quality U.S. investment grade sectors.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

             Short-Term Bond Fund   Short-Term Bond Benchmark (1)
             --------------------   -----------------------------
  5/1/1994        $10,000.00                $10,000.00
 5/31/1994          9,999.10                 10,013.00
 6/30/1994         10,010.06                 10,032.02
 7/31/1994         10,109.04                 10,137.36
 8/31/1994         10,129.77                 10,170.81
 9/30/1994         10,075.07                 10,116.91
10/31/1994         10,077.64                 10,129.05
11/30/1994         10,032.42                 10,074.35
12/31/1994         10,033.45                 10,101.55
 1/31/1995         10,171.65                 10,258.13
 2/28/1995         10,323.89                 10,431.49
 3/31/1995         10,367.20                 10,488.86
 4/30/1995         10,462.04                 10,596.90
 5/31/1995         10,693.65                 10,843.81
 6/30/1995         10,768.78                 10,907.78
 7/31/1995         10,779.52                 10,935.05
 8/31/1995         10,844.29                 11,010.51
 9/30/1995         10,892.08                 11,072.16
10/31/1995         10,995.70                 11,180.67
11/30/1995         11,097.85                 11,300.30
12/31/1995         11,186.64                 11,399.75
 1/31/1996         11,272.67                 11,502.35
 2/29/1996         11,183.40                 11,419.53
 3/31/1996         11,142.92                 11,385.27
 4/30/1996         11,123.65                 11,373.88
 5/31/1996         11,123.35                 11,380.71
 6/30/1996         11,211.29                 11,476.31
 7/31/1996         11,237.60                 11,516.47
 8/31/1996         11,259.93                 11,544.11
 9/30/1996         11,392.29                 11,668.79
10/31/1996         11,527.48                 11,827.49
11/30/1996         11,607.29                 11,939.85
12/31/1996         11,590.50                 11,910.00
 1/31/1997         11,642.19                 11,963.59
 2/28/1997         11,661.20                 11,982.73
 3/31/1997         11,631.38                 11,953.97
 4/30/1997         11,727.48                 12,067.54
 5/31/1997         11,804.67                 12,154.42
 6/30/1997         11,894.39                 12,248.01
 7/31/1997         12,057.70                 12,425.61
 8/31/1997         12,033.34                 12,408.21
 9/30/1997         12,137.82                 12,522.37
10/31/1997         12,241.06                 12,636.32
11/30/1997         12,247.10                 12,662.86
12/31/1997         12,333.56                 12,757.83
 1/31/1998         12,464.31                 12,905.82
 2/28/1998         12,460.42                 12,903.24
 3/31/1998         12,503.49                 12,952.27
 4/30/1998         12,558.72                 13,013.15
 5/31/1998         12,622.10                 13,088.62
 6/30/1998         12,678.91                 13,155.38
 7/31/1998         12,737.07                 13,215.89
 8/31/1998         12,872.29                 13,338.80
 9/30/1998         13,006.90                 13,522.87
10/31/1998         12,999.01                 13,553.98
11/30/1998         13,019.40                 13,590.57
12/31/1998         13,050.91                 13,644.93
 1/31/1999         13,080.52                 13,721.35
 2/28/1999         13,035.23                 13,673.32
 3/31/1999         13,105.11                 13,781.34
 4/30/1999         13,154.00                 13,840.60
 5/31/1999         13,122.05                 13,823.99
 6/30/1999         13,164.57                 13,866.85
 7/31/1999         13,191.85                 13,895.97
 8/31/1999         13,224.82                 13,926.54
 9/30/1999         13,326.59                 14,028.20
10/31/1999         13,363.46                 14,078.70
11/30/1999         13,411.79                 14,119.53
12/31/1999         13,437.82                 14,139.30
 1/31/2000         13,435.28                 14,146.37
 2/29/2000         13,530.22                 14,248.22
 3/31/2000         13,598.40                 14,318.04
 4/30/2000         13,629.54                 14,329.49
 5/31/2000         13,678.74                 14,379.65
 6/30/2000         13,841.10                 14,542.14
 7/31/2000         13,928.19                 14,651.20
 8/31/2000         14,031.28                 14,774.27
 9/30/2000         14,151.78                 14,905.76
10/31/2000         14,182.44                 14,950.48
11/30/2000         14,329.97                 15,080.55
12/31/2000         14,509.63                 15,258.50
 1/31/2001         14,709.17                 15,493.48
 2/28/2001         14,825.98                 15,617.43
 3/31/2001         14,933.75                 15,745.49
 4/30/2001         14,979.29                 15,800.60
 5/31/2001         15,065.25                 15,909.63
 6/30/2001         15,123.33                 15,974.85
 7/31/2001         15,312.86                 16,190.52
 8/31/2001         15,412.82                 16,308.71
 9/30/2001         15,619.98                 16,517.46
10/31/2001         15,762.34                 16,682.63
11/30/2001         15,701.56                 16,637.59
12/31/2001         15,683.64                 16,644.24
 1/31/2002         15,725.75                 16,700.83
 2/28/2002         15,794.47                 16,759.29
 3/31/2002         15,683.78                 16,663.76
 4/30/2002         15,794.36                 16,830.40
 5/31/2002         15,922.72                 16,779.91
 6/30/2002         16,044.42                 16,784.94
 7/31/2002         16,212.22                 16,836.97
 8/31/2002         16,304.65                 16,914.42
 9/30/2002         16,453.70                 16,806.17
10/31/2002         16,439.58                 16,997.76
11/30/2002         16,418.58                 17,087.85
12/31/2002         16,573.47                 17,222.84
 1/31/2003         16,617.83                 17,688.14
 2/28/2003         16,713.32                 17,774.81
 3/31/2003         16,747.00                 17,797.92
 4/30/2003         16,819.66                 17,858.43
 5/30/2003         16,897.74                 17,901.29
 6/30/2003         16,922.35                 17,940.68
 7/31/2003         16,857.74                 17,827.65
 8/31/2003         16,843.00                 17,834.78
 9/30/2003         16,983.85                 18,023.83
10/31/2003         16,929.69                 17,958.94
11/30/2003         16,940.08                 17,964.33
12/31/2003         17,031.44                 18,079.30

Value on 12/31/03:
------------------
$17,031  Short-Term Bond Fund
$18,079  Short-Term Bond Benchmark(1)

MORNINGSTAR CATEGORY+:

..    Short Term Bond

MORNINGSTAR RISK+:

..    Below Average (VL/VUL)
..    Below Average (VA)

MORNINGSTAR RATING+:

..    **** (VL/VUL)
..    *** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                                  % of
                                                 Assets
                                                 ------
Federal National Mortgage Assoc.                  17.5%
Federal Home Loan Mortgage Corp.                  11.2%
U.S. Treasury                                      7.9%
Wells Fargo & Co.                                  3.5%
J.P. Morgan Chase & Co., Inc.                      3.3%
Credit Suisse First Boston Mortgage Securities     3.2%
Residential Funding Mortgage Securities II         2.0%
LB UBS Commercial Mortgage Trust                   1.9%
Government National Mortgage Assoc.                1.9%
Citigroup, Inc.                                    1.7%

AVERAGE ANNUAL TOTAL RETURNS*

                           Short-Term       Short-Term
                           Bond Fund     Bond Benchmark(1)
                           ----------   ------------------
1 Year                        2.76%           2.40%
3 Years                       5.49            5.82
5 Years                       5.47            5.79
Since Inception (5/1/94)      5.66            6.32

FUND COMPOSITION (as of December 31, 2003)(2)

                          % of
Credit Quality           Assets
----------------------   ------
AAA Government/Agency    62.92%
AA                        4.98%
A                        12.12%
BBB                      17.21%
BB                        2.77%
Weighted Average Yield    2.59%

(1) Short-Term Bond Benchmark represents the Merrill Lynch 1-5 Year Government Bond from May 1994 to April 1998, 65% Lehman Brothers 1-3 Year Credit Bond, 35% Lehman Brothers 1-3 Year Government Bond Index, May 1998 to April 2002 and now Lehman Brothers 1-3 Year Aggregate Bond from May 2002 to present.

(2)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 53 VL/VUL subaccounts and 97 VA subaccounts in the Morningstar Short-Term Bond category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $30,261 of
   securities loaned (Note B)) .....................................   $250,294
Net unrealized appreciation of investments .........................      2,829
Short-term investments at value ....................................     36,084
                                                                       --------
      Total investments ............................................    289,207
Receivable for interest ............................................      2,108
                                                                       --------
Total assets .......................................................    291,315
                                                                       --------
LIABILITIES
Payables for:
   Fund shares purchased ...........................................        303
   Collateral for securities on loan ...............................     30,912
   Other liabilities ...............................................         83
                                                                       --------
Total liabilities ..................................................     31,298
                                                                       --------
Net assets .........................................................   $260,017
                                                                       ========
Shares of beneficial interest outstanding ..........................     25,656
                                                                       --------
Net asset value per share ..........................................   $  10.13
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $257,084
   Accumulated net realized gain on investments,
      futures and foreign currency transactions ....................        104
   Net unrealized appreciation of investments ......................      2,829
                                                                       --------
Net assets .........................................................   $260,017
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $11,076
      Securities lending ............................................        26
                                                                        -------
Total investment income .............................................    11,102
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,533
      Auditors fees .................................................        34
      Custodian fees ................................................        81
      Legal fees ....................................................        17
      Printing & mailing fees .......................................        25
      Trustees' fees ................................................         9
      Other fees ....................................................        11
                                                                        -------
Total expenses ......................................................     1,710
                                                                        -------
Net investment income ...............................................     9,392
                                                                        -------
REALIZED AND UNREALIZED LOSS
      Net realized loss on investments ..............................      (468)
      Change in unrealized depreciation on
         investments ................................................    (2,066)
                                                                        -------
Net realized and unrealized loss ....................................    (2,534)
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $ 6,858
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2003           2002
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................     $  9,392       $  8,226
   Net realized loss .........................................         (468)          (385)
   Change in net unrealized appreciation (depreciation) ......       (2,066)         2,688
                                                                   --------       --------
      Net increase in net assets resulting from operations ...        6,858         10,529
Distributions to shareholders from:
   Net investment income .....................................       (9,367)        (7,972)
   Capital paid-in ...........................................                        (489)
                                                                   --------       --------
      Decrease in net assets resulting from distributions ....       (9,367)        (8,461)
From fund share transactions:
   Proceeds from shares sold .................................       96,185        121,761
   Distributions reinvested ..................................        9,367          8,461
   Payment for shares redeemed ...............................      (84,143)       (40,623)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....       21,409         89,599
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................       18,900         91,667

NET ASSETS
   Beginning of Period .......................................      241,117        149,450
                                                                   --------       --------
   End of Period .............................................     $260,017       $241,117
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        9,405         11,951
   Reinvested ................................................          919            833
   Redeemed ..................................................       (8,235)        (3,998)
                                                                   --------       --------
Net increase in fund shares outstanding ......................        2,089          8,786
                                                                   ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                               Short-Term Bond Fund
                                                              -----------------------------------------------------
                                                                              Year Ended December 31,
                                                              -----------------------------------------------------
                                                                2003       2002       2001          2000      1999
                                                              --------   --------   --------      -------   -------
Net Assets Value at Beginning of Period ...................   $  10.23   $  10.11   $   9.86      $  9.72   $ 10.05
Income from Investment Operations:
   Net Investment Income ..................................       0.37       0.44       0.52         0.61      0.61
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ......................................      (0.10)      0.12       0.26         0.14     (0.33)
                                                              --------   --------   --------      -------   -------
   Total From Investment Operations .......................       0.27       0.56       0.78         0.75      0.28
Less Distributions:
   Distribution from Net Investment Income ................      (0.37)     (0.41)     (0.53)       (0.61)    (0.61)
   Distribution from Net Realized Gains on Investments ....                 (0.03)
                                                              --------   --------   --------      -------   -------
   Total Distributions ....................................      (0.37)     (0.44)     (0.53)       (0.61)    (0.61)
                                                              --------   --------   --------      -------   -------
Net Assets Value at End of Period .........................   $  10.13   $  10.23   $  10.11      $  9.86   $  9.72
                                                              ========   ========   ========      =======   =======
Total Investment Return(b) ................................       2.76%      5.67%      8.09%        7.98%     2.96%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ......       0.67%      0.68%      0.48%        0.36%     0.43%
   Ratio of Net Investment Income to Average Net Assets ...       3.68%      4.29%      5.20%(c)     6.27%     6.25%
   Portfolio Turnover Rate ................................      58.94%     97.00%     86.39%       52.68%   100.04%
Net Assets End of Period (000s Omitted) ...................   $260,017   $241,117   $149,450      $80,109   $68,844

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the year ended December 31, 2001.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                Par      Market
                    Name of Issuer                             Value     Value
                    --------------                            -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.0%
   Boeing Capital Corp. - Sr. Notes
      5.65% due 05/15/06 ..................................    $1,300   $ 1,388
   Raytheon Co. - Notes
      6.75% due 08/15/07 ..................................     1,100     1,219
                                                                        -------
                                                                          2,607

Airlines - 0.3%
   Popular North America, Inc.
      6.125% due 10/15/06 .................................       855       929

Auto Loan - 3.0%
   Ford Motor Credit Co.
      6.7% due 07/16/04 ...................................     1,000     1,026
   Ford Motor Credit Co. - Notes
      6.875% due 02/01/06 .................................     1,000     1,067
   Ford Motor Credit Co. - Sr. Notes
      6.125% due 03/20/04 .................................     1,500     1,514
   General Motors Acceptance Corp.
      7.5% due 07/15/05 ...................................     4,000     4,299
                                                                        -------
                                                                          7,906

Banks - 6.3%
   Bank of America Corp. - Notes
      4.75% due 10/15/06 ..................................     1,400     1,478
   Bank One Corp. - Notes
      6.875% due 08/01/06 .................................     1,800     1,991
   Credit Suisse First Boston - Ser. 2003-C3
      Cl. A1
      2.218% due 05/15/38 .................................     2,818     2,765
   Credit Suisse First Boston Mortgage
      Securities - CTF 144A (a)
      1.78% due 12/15/11 ..................................     4,838     4,836
   Credit Suisse First Boston Mortgage
      Securities Corp. - Cl. A1
      3.801% due 06/15/06 .................................       520       523
   First Union Corp. - Notes
      6.95% due 11/01/04 ..................................       500       523
      7.55% due 08/18/05 ..................................     2,500     2,726
   First Union National Bank Commercial &
      Mortgage Trust - CTF Cl. A1
      7.739% due 07/15/09
   J.P. Morgan & Co., Inc. - Sr. Notes
      5.75% due 02/25/04 ..................................     1,000     1,006
   Washington Mutual - Ser. 2001 Cl. A
      6.75% due 05/25/31 ..................................       554       553
                                                                        -------
                                                                         16,401

Beverages - 0.8%
   Coca Cola Co. - Sr. Notes
      4.0% due 06/01/05 ...................................     1,000     1,033
   Pepsi Bottling Holdings, Inc. - Notes
      144A (a)
      5.375% due 02/17/04 .................................     1,000     1,004
                                                                        -------
                                                                          2,037

Commercial Services & Supplies - 0.6%
   Tyco International Group SA - Notes
      5.8% due 08/01/06 ...................................    $1,500   $ 1,598
Communications Equipment - 0.8%
   Deutsche Telekom International Finance
      8.25% due 06/15/05 ..................................     1,300     1,410
   Motorola, Inc. - Notes
      6.75% due 02/01/06 ..................................       715       770
                                                                        -------
                                                                          2,180

Construction Materials - 0.8%
   ERP Operating CTD Partnership - Notes
      7.1% due 06/23/04 ...................................     2,000     2,049

Credit Card - 1.0%
   Citibank Credit Card Issuance Trust - Notes
      4.1% due 12/07/06 ...................................     2,591     2,654

Diversified Financials - 10.4%
   Bear Stearns Commercial Mortgage
      Securities, Inc. - Ser. 2001 Cl. A1
      5.06% due 11/15/16
   Bear Stearns Cos, Inc. - Notes
      3.0% due 03/30/06 ...................................     1,250     1,269
   BP Capital Markets plc - Notes
      4.0% due 04/29/05 ...................................     1,000     1,032
   Chase Commercial Mortgage Securities
      Corp. - Cl. A1
      7.656% due 06/15/08 .................................     1,663     1,801
   Chase Funding Loan Acquisition Trust -
      Cl. 1A3
      4.541% due 02/25/23 .................................       358       358
   Chase Funding Loan Acquisition Trust -
      CTF Cl. A2
      1.275% due 04/25/31 .................................       418       418
   Chase Funding Loan Acquisition Trust -
      CTF Cl. IA3
      5.053% due 02/25/23 .................................       926       929
   Citigroup, Inc. - Notes
      6.75% due 12/01/05 ..................................     4,000     4,346
   GE Capital Commercial Mortgage Corp. -
      CTF Cl. A1
      5.033% due 12/10/35 .................................       788       824
   General Electric Capital Corp.
      7.5% due 05/15/05 ...................................     3,150     3,395
   Goldman Sachs Group, Inc. - Notes
      7.625% due 08/17/05 .................................     1,000     1,093
   Green Tree Financial Corp. - Ser. 1996-8
      Cl. A6
      7.6% due 10/15/27 ...................................       300       317
   Lehman Brothers Holdings, Inc. - Notes
      6.625% due 02/05/06 .................................     2,600     2,827
   Morgan Stanley Group, Inc.
      6.1% due 04/15/06 ...................................       800       866

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                Par      Market
              Name of Issuer                                   Value     Value
              --------------                                  -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
   Nomura Asset Securities Corp. - Ser. 1998-
      D6 A1A
      6.28% due 03/17/28 ..................................    $1,894   $ 2,020
   PNC Mortgage Securities Corp. - CTF Ser.
      1998-14
      6.25% due 01/25/14 ..................................       363       372
   Salomon, Inc. - Sr. Notes
      7.2% due 02/01/04 ...................................       500       502
   Vanderbilt & Mortgage, Inc. - Sr. Sub. CTF
      Cl. A2
      4.235% due 08/07/14 .................................       848       862
   Wells Fargo & Co. - Notes
      6.625% due 07/15/04 .................................     2,000     2,055
   Wells Fargo & Co. - Ser. 2002-E CTF Cl. M
      4.969% due 09/25/32 .................................     1,678     1,699
                                                                        -------
                                                                         26,985

Diversified Telecommunication Services - 2.6%
   France Telecom SA - Notes
      6.85% due 10/15/04 ..................................     2,000     2,234
   Sprint Capital Corp. - Note
      7.9% due 03/15/05 ...................................     2,000     2,130
   Verizon Global Funding Corp. - Notes
      6.75% due 12/25/32 ..................................     2,303     2,499
                                                                        -------
                                                                          6,863

Electric Utilities - 0.8%
   Firstenergy Corp. - Notes Ser. A
      5.5% due 11/15/06 ...................................     1,200     1,243
   Progress Energy, Inc. - Sr. Notes
      6.75% due 03/01/06 ..................................       700       759
                                                                        -------
                                                                          2,002

Electric/Gas - 0.9%
   American Electric Power, Inc. - Sr. Notes
      Ser. A
      6.125% due 05/15/06 .................................     1,145     1,234
   TXU Corp. - Sr. Notes
      6.375% due 06/15/06 .................................     1,000     1,057
                                                                        -------
                                                                          2,291

Electronic Equipment & Instruments - 0.8%
   Electronic Data System Corp. - Notes
      6.85% due 10/15/04 ..................................     2,000     2,070
Finance - 5.5%
   Bombadier Capital, Inc. - 144A (a)
      6.125% due 06/29/06 .................................     1,000     1,064
   Chase Manhattan Corp.
      6.0% due 11/01/05 ...................................     2,000     2,145
   Countrywide Funding Corp.
      5.25% due 06/15/04 ..................................       500       508
   Household Financial Corp.
      6.5% due 01/24/06 ...................................     2,000     2,163

   Marsh & Mclennan Cos, Inc. - Sr. Notes
      6.625% due 06/15/04 .................................    $2,000   $ 2,046
   Master Asset Securitization Trust - Ser.
      2002-8 Cl. 1 A10
      5.5% due 12/25/17 ...................................     1,976     1,981
   Nisource Finance Corp. - Notes
      7.625% due 11/15/05 .................................     1,700     1,857
   PNC Funding Corp. - Sr. Notes
      5.75% due 08/01/06 ..................................       875       939
   Vornado Realty Trust - Sr. Notes
      5.625% due 06/15/07 .................................     1,485     1,586
                                                                        -------
                                                                         14,289

Health Care Equipment & Supplies - 0.8%
   Pfizer, Inc. - Notes
      3.625% due 11/01/04 .................................     2,000     2,037

Health Care Providers & Services - 0.4%
   Columbia/HCA Healthcare Corp.
      6.91% due 06/15/05 ..................................     1,000     1,057

Home Equity Loan - 2.9%
   Centex Home Equity Loan Trust - Ser.
      2003-B Cl. AF 2
      1.838% due 06/25/20 .................................     2,000     1,986
   Chase Funding - Ser. 2002-2 Cl. IA 3
      4.038% due 02/25/23 .................................     1,500     1,519
   Residential Asset Mortgage Products, Inc. -
      Cl. AI2
      3.38% due 03/25/29 ..................................     4,000     4,008
                                                                        -------
                                                                          7,513

Hotels Restaurants & Leisure - 1.3%
   Harrah's Operating, Inc. - Sr. Notes
      7.125% due 06/01/07 .................................     1,000     1,114
   Hilton Hotels Corp. - Sr. Notes
      7.95% due 04/15/07 ..................................     1,000     1,109
   Starwood Hotels & Resorts - Sr. Notes
      7.375% due 05/01/07 .................................     1,000     1,077
                                                                        -------
                                                                          3,300

Media - 2.7%
   AOL Time Warner, Inc. - Notes
      5.625% due 05/01/05 .................................     1,500     1,570
   British Sky Broadcasting Group - GTD
      Notes
      7.3% due 10/15/06 ...................................     1,000     1,115
   Liberty Media Corp. - Sr. Notes
      2.64% due 09/17/06 ..................................     1,500     1,516
   The Walt Disney Co. - Sr. Notes
      6.75% due 03/30/06 ..................................     1,100     1,197
   Univision - Sr. Notes
      2.875% due 10/15/06 .................................     1,700     1,694
                                                                        -------
                                                                          7,092

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                Par      Market
            Name of Issuer                                     Value     Value
            --------------                                    -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Metals & Mining - 0.4%
   Minnesota Ming & Manufacturing Co.
      4.15% due 06/30/05 ..................................    $1,000   $ 1,035
Multi-Utilities - 1.0%
   Alabama Power Co. - Sr. Notes Ser. U
      2.65% due 02/15/06 ..................................     1,000     1,007
   Duke Energy Field Services - Notes
      5.75% due 11/15/06 ..................................     1,450     1,552
                                                                        -------
                                                                          2,559
Oil & Gas - 1.6%
   Conoco, Inc. - Notes
      5.9% due 04/15/04 ...................................     2,550     2,582
   Devon Energy Corp. - Sr. Notes
      2.75% due 08/01/06 ..................................     1,500     1,501
                                                                        -------
                                                                          4,083
Other Asset Backed - 2.8%
   CWABS, Inc. Ser. 2003-5 Cl. AF 2
      3.042% due 04/25/25 .................................     1,300     1,309
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3
      3.531% due 12/25/33 .................................       900       907
   Residential Funding Mortgage Securities II
      - Ser. 2002 HI4 Cl. A3
      3.61% due 02/25/15 ..................................     5,000     5,040
                                                                        -------
                                                                          7,256
Other Mortgage - 1.8%
   LB UBS Commercial Mortgage Trust -
      CTF Cl. A1
      7.95% due 07/15/09 ..................................     1,782     1,982
   LB UBS Commercial Mortgage Trust - Ser.
      2003-C1 Cl. A1
      2.72% due 01/17/08 ..................................     2,770     2,763
                                                                        -------
                                                                          4,745
Personal Products - 0.6%
   Colgate Palmolive Co.
      3.98% due 04/29/05 ..................................     1,500     1,551

Real Estate Investment Trust - 1.6%
   CarrAmerica Realty Corp. - Notes
      6.625% due 03/01/05 .................................     1,167     1,222
   Mack-Cali Realty LP - Notes
      7.0% due 03/15/04 ...................................     1,500     1,516
   Simon Property Group, Inc. - Notes
      6.75% due 02/09/04 ..................................     1,500     1,507
                                                                        -------
                                                                          4,245
U.S. Government Agencies - 30.1%
   Federal Home Loan Bank - Notes
      7.5% due 06/01/12 ...................................       733       783
   Federal Home Loan Mortgage Corp. -
      Bonds
      5.75% due 07/15/26 ..................................       230       230
      3.907% due 11/01/33 .................................    $2,000   $ 2,035
      4.0% due 03/15/26 ...................................     7,000     6,998
      7.0% due 08/01/12 ...................................       548       585
      7.0% due 02/01/14 ...................................     1,593     1,701
      8.5% due 05/01/15 ...................................     1,638     1,790
   Federal Home Loan Mortgage Corp. -
      Bonds Ser. 2516 Cl. AX
      8.5% due 01/15/16 ...................................     2,344     2,566
   Federal Home Loan Mortgage Corp. -
      Notes
      2.375% due 04/15/06 .................................     6,500     6,526
      6.5% due 12/01/09 ...................................     1,143     1,213
      7.0% due 12/01/10 ...................................       434       463
      7.0% due 12/01/13 ...................................     2,581     2,752
      7.5% due 11/01/09 ...................................     1,141     1,200
      8.0% due 06/01/10 ...................................       278       298
   Federal National Mortgage Assoc. - Bonds
      3.638% due 09/01/33 .................................     2,445     2,482
      3.64% due 01/01/33 ..................................     3,769     3,790
      6.0% due 01/01/17 ...................................     2,528     2,656
      6.0% due 01/01/17 ...................................     2,093     2,199
      6.5% due 04/01/17 ...................................     5,484     5,820
      6.5% due 08/01/17 ...................................     5,311     5,637
      7.0% due 10/01/15 ...................................     1,128     1,205
      8.0% due 07/01/14 ...................................     1,496     1,610
      8.0% due 09/25/16 ...................................       910       992
   Federal National Mortgage Assoc. - Notes
      2.25% due 05/15/06 ..................................     6,000     6,000
      3.875% due 03/15/05 .................................     2,000     2,058
      6.0% due 12/15/05 ...................................     5,000     5,384
      6.0% due 01/01/11 ...................................       810       853
      7.0% due 07/15/05 ...................................     2,000     2,161
      7.0% due 12/01/10 ...................................       399       426
      7.5% due 08/01/09 ...................................     1,040     1,113
   Government National Mortgage Assoc. -
      Bonds
      8.0% due 12/15/25 ...................................     1,865     2,049
      8.5% due 11/15/15 ...................................     1,275     1,404
   Government National Mortgage Assoc. -
      Notes
      7.0% due 12/15/08 ...................................     1,170     1,254
                                                                        -------
                                                                         78,233
U.S. Governmental - 7.7%
   U.S. Treasury - Notes
      2.625% due 11/15/06 .................................     3,000     3,026
      2.875% due 06/30/04 .................................     3,570     3,603
      3.25% due 05/31/04 ..................................     2,320     2,341
      3.375% due 11/15/08 .................................     6,500     6,552
      3.625% due 03/31/04 .................................     2,020     2,033
      5.25% due 05/15/04 ..................................     2,355     2,392
                                                                        -------
                                                                         19,947

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                              Par       Market
            Name of Issuer                                   Value       Value
            --------------                                  -------    --------
                                                            (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Whole Loan CMOs - 5.5%
   CWMBS, Inc. - Ser. 2002 Mortgage Pass
      Thru Certs Cl. 2A3
      5.0% due 12/25/17 .................................   $ 3,289    $  3,382
   GS Mortgage Securities Corp. II - Ser.
      2003-Cl Cl. A1
      2.904% due 01/10/40 ...............................     1,880       1,877
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2003-A1 Cl. IA
      3.981% due 12/25/32 ...............................     1,785       1,804
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2003-C Cl .B1
      1.75% due 06/25/28 ................................     2,000       2,012
   Wells Fargo Mortgage Backed Securities -
      Ser. 2003-2 Cl. A6
      5.25% due 02/25/18 ................................     5,000       5,112
                                                                       --------
                                                                         14,187

Wireless Telecommunications Services - 0.5%
   AT&T Wireless Services, Inc. - Sr. Notes
      7.35% due 03/01/06 ................................     1,300       1,422
                                                                       --------
      TOTAL PUBLICLY-TRADED BONDS- ......................      97.3%    253,123

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 11.9%
   State Street Navigator Securities Lending
      Portfolio .........................................    30,912      30,912

SHORT-TERM INVESTMENTS - 2.0%

Investment in joint trading account (Note B)
      1.061% due 01/02/04 ...............................     5,172       5,172
                                                            -------    --------
            TOTAL INVESTMENTS- ..........................     111.2%    289,207
         Payables, less cash and receivables- ...........     (11.2)%   (29,190)
                                                            -------    --------
               NET ASSETS- ..............................     100.0%   $260,017
                                                            =======    ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $6,933 or 2.7% of net assets of the Portfolio.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Short-Term Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment secutities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04        19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%, due 01/02/04               20,000
Cargill Asia Pacific, 1.05%, due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                       49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04          18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04          31,156

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Mortgage Int. Networking, 0.98%, due 01/02/04          $ 50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding       Interest Rate     Interest Expense
---------------------------   ----------------   ----------------
           $227                    1.50%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $30,261                   $30,912

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.60% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $262,444         $145,510

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $286,274       $3,450          $(517)         $2,933

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss, premium amortization and market discount accretion on debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term   Capital Loss    Net Unrealized
   Income       Capital Gain    Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--            $--              $--            $2,933

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

        Distributions
            from        Distributions from
          Ordinary           Long-Term
Year       Income          Capital Gain      Return of Capital
----   --------------   ------------------   -----------------
2003       $8,761             $54                  $552
2002        7,972              --                   489

     Included in the Fund's distributions from ordinary income is $1,302 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held      Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   ----------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                         Positions Held             Principal Occupation(s)
Name, Address and Age                      With Trust               During Past Five Years
--------------------------------   ------------------------   ---------------------------------
Diane C. Kessler (age 57)                  Trustee            Executive Director, Massachusetts
c/o John Hancock Variable Series                              Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                   Trustee            President and Chief
c/o John Hancock Variable Series                              Executive Officer, East Boston
Trust I                                                       Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)              Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                              Dean, The Graduate School of the
Trust I                                                       Wallace G. Carroll School of
John Hancock Place                                            Management, Boston College
Boston, Massachusetts 02117


          Trustees Affiliated with the Trust and Officers of the Trust

                                       Positions Held             Principal Occupation(s)
Name, Address and Age                    With Trust               During Past Five Years
------------------------------   ------------------------   ----------------------------------
Michele G. Van Leer* (age 46)      Chairman and Trustee     Senior Vice President, Product
John Hancock Place                                          Management, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice Chairman,
                                                            President & Director, John Hancock
                                                            Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)   Vice Chairman, President   Senior Vice President, Signator
John Hancock Place                      and Trustee         Brokerage, John Hancock Life
Boston, Massachusetts 02117                                 Insurance Company; Vice President
                                                            Corporate Communications, John
                                                            Hancock Life Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                     Positions Held                Principal Occupation(s)
Name, Address and Age                  With Trust                  During Past Five Years
---------------------------   ----------------------------   ------------------------------------
Jude A. Curtis (age 45)            Compliance Officer        Vice President and Chief Investment
John Hancock Place                                           Compliance Officer, John Hancock
Boston, Massachusetts 02117                                  Life Insurance Company; formerly
                                                             Second Vice President and Counsel,
                                                             Office of Business Conduct; John
                                                             Hancock Life Insurance Company;
                                                             formerly a Partner at Hale and Dorr
                                                             LLP (law firm)

Janet Wang (age 35)           Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)               Treasurer            Director of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)          Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                           Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)             Secretary             Director, Product & Market
John Hancock Place                                           Management, John Hancock Life
Boston, Massachusetts 02117                                  Insurance Company

Arnold R. Bergman (age 53)         Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                           John Hancock Life Insurance
Boston, Massachusetts 02117                                  company; formerly Vice President,
                                                             General Counsel and Secretary, First
                                                             Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short-Term Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short-Term Bond Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund (FORMERLY SMALL CAP EQUITY FUND)
Wellington Management Company, LLP                              Steven C. Angeli
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 48.83%, outperforming its custom benchmark.
..    On May 1st, the sub-advisor was changed to Wellington Management Co. Since that date, the Fund has outperformed its benchmark, the Russell 2000 Growth Index.
..    Since May 1st, the Fund outperformed its benchmark due to favorable stock selection decisions, while sector allocation decisions detracted. Stock selection in the health care sector was the biggest contributor, followed by the information technology sector. The Fund's modest allocation to cash was the biggest detractor to relative returns, as all other sectors had positive returns.
..    The Fund's exposure to health care was the largest contributor to absolute performance, followed by information technology. There were no detractors to absolute returns since all sectors had positive absolute returns.
..    The top and bottom contributors to absolute returns came from a variety of sectors. The biggest contributors to performance were Red Hat, ASE Test, and HealthExtras. The main detractors included Enterasys Networks and Hollywood Entertainment Corp.
..    At year-end, the portfolio was overweight the consumer discretionary sector, while underweight in the information technology sector.
..    The manager employs bottom-up, fundamental research to identify attractively valued growth stocks. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

                 Small Cap
             Emerging Growth   Small Cap Emerging
                   Fund         Growth Benchmark (1)
             ---------------   ------------------
 5/01/1996      $10,000.00          $10,000.00
 5/31/1996       10,231.73           10,253.00
 6/30/1996       10,126.04           10,132.01
 7/31/1996        9,630.09            9,592.99
 8/31/1996       10,161.38           10,009.33
 9/30/1996       10,449.97           10,282.58
10/31/1996       10,340.15           10,401.86
11/30/1996       10,678.01           10,961.48
12/31/1996       11,033.49           11,317.73
 1/31/1997       11,114.52           11,492.02
 2/28/1997       10,927.45           11,601.20
 3/31/1997       10,594.17           11,290.28
 4/30/1997       10,831.29           11,456.25
 5/31/1997       11,818.21           12,368.17
 6/30/1997       12,512.51           12,994.00
 7/31/1997       13,256.14           13,539.75
 8/31/1997       13,389.29           13,755.03
 9/30/1997       14,242.08           14,669.74
10/31/1997       13,761.11           14,270.72
11/30/1997       13,862.77           14,427.70
12/31/1997       13,855.26           14,916.80
 1/31/1998       13,513.54           14,646.80
 2/28/1998       14,524.23           15,531.47
 3/31/1998       15,129.82           16,162.05
 4/30/1998       15,213.56           16,241.24
 5/31/1998       14,450.38           15,666.30
 6/30/1998       14,449.78           15,578.57
 7/31/1998       13,262.11           14,358.77
 8/31/1998       10,895.23           12,110.18
 9/30/1998       11,407.11           12,794.41
10/31/1998       11,726.51           13,174.40
11/30/1998       12,312.68           13,531.43
12/31/1998       13,029.17           13,956.32
 1/31/1999       12,708.23           13,639.51
 2/28/1999       11,869.37           12,707.93
 3/31/1999       11,818.92           12,602.45
 4/30/1999       12,612.00           13,753.06
 5/31/1999       12,790.33           14,175.28
 6/30/1999       13,622.04           14,688.42
 7/31/1999       13,436.12           14,340.31
 8/31/1999       12,841.31           13,816.89
 9/30/1999       12,612.59           13,540.55
10/31/1999       12,358.41           13,269.74
11/30/1999       12,260.42           13,338.74
12/31/1999       12,582.73           13,748.24
 1/31/2000       11,847.60           13,389.41
 2/29/2000       12,338.26           14,207.50
 3/31/2000       12,566.66           14,274.28
 4/30/2000       12,779.68           14,358.50
 5/31/2000       12,662.80           14,138.81
 6/30/2000       12,732.80           14,551.66
 7/31/2000       12,995.66           15,036.24
 8/31/2000       13,753.86           15,708.35
 9/30/2000       13,766.35           15,618.82
10/31/2000       13,760.05           15,562.59
11/30/2000       10,725.63           13,964.31
12/31/2000       11,463.94           15,163.85
 1/31/2001       13,016.00           15,953.88
 2/28/2001       11,049.57           14,907.31
 3/31/2001       10,136.03           14,178.34
 4/30/2001       11,309.76           15,287.09
 5/31/2001       11,648.62           15,663.15
 6/30/2001       11,925.17           16,203.53
 7/31/2001       11,168.88           15,326.92
 8/31/2001       10,641.88           14,831.86
 9/30/2001        8,692.54           12,835.49
10/31/2001        9,418.37           13,586.37
11/30/2001       10,217.98           14,637.95
12/31/2001       11,031.01           15,541.11
 1/31/2002       10,623.32           15,379.48
 2/28/2002       10,376.77           14,958.09
 3/31/2002       11,643.45           16,160.72
 4/30/2002       11,257.82           16,307.78
 5/31/2002       10,623.43           15,583.71
 6/30/2002        9,911.82           14,810.76
 7/31/2002        8,279.77           12,574.34
 8/31/2002        8,121.51           12,541.64
 9/30/2002        7,365.38           11,641.15
10/31/2002        7,534.57           12,014.83
11/30/2002        8,405.94           13,086.56
12/31/2002        7,919.40           12,357.64
 1/31/2003        7,581.58           12,015.33
 2/28/2003        7,290.25           11,652.47
 3/31/2003        7,364.33           11,802.78
 4/30/2003        8,121.20           12,921.69
 5/31/2003        8,985.52           14,377.96
 6/30/2003        9,319.89           14,655.46
 7/31/2003        9,978.95           15,763.41
 8/31/2003       10,517.84           16,609.90
 9/30/2003       10,170.66           16,189.67
10/31/2003       11,132.94           17,588.46
11/30/2003       11,515.98           18,161.84
12/31/2003       11,786.13           18,243.57

Value on 12/31/03:
------------------
$11,786 Small Cap Emerging Growth Fund
$18,244 Small Cap Emerging Growth Benchmark(1)

MORNINGSTAR CATEGORY+:

..    Small Growth

MORNINGSTAR RISK+:

..    High (VL/VUL)
..    High (VA)

MORNINGSTAR RATING+:

..    **** (VL/VUL)
..    **** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                        % of
                                       Assets
                                       ------
Beverly Enterprises, Inc.               2.2%
Sirius Satellite Radio, Inc.            2.1%
Yellow Roadway Corp.                    2.0%
Arch Coal, Inc.                         1.7%
American Tower Corp.                    1.7%
Red Hat, Inc.                           1.6%
Orthofix International                  1.6%
Healthextras, Inc.                      1.6%
Crown Castle International Corp.        1.6%
Wilson Greatbatch Technologies, Inc.    1.6%

AVERAGE ANNUAL TOTAL RETURNS*

                           Small Cap Emerging   Small Cap Emerging
                              Growth  Fund      Growth Benchmark(1)
                           ------------------   -------------------
1 Year                           48.83%                47.63%
3 Years                           0.93                  6.36
5 Years                          -1.99                  5.50
Since Inception (5/1/96)          2.17                  8.16

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Information Technology   25.69%
Health Care              22.07%
Consumer Discretionary   18.64%
Industrials              15.82%
Financials                7.33%

Energy                    3.61%
Telecommunication
Services                  3.23%
Consumer Staples          1.89%
Materials                 1.71%

(1) The Small Cap Emerging Growth benchmark represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 from November 2000 to April 2003 and then the Russell 2000 Growth from May 2003 to present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 338 VL/VUL subaccounts and 528 VA subaccounts in the Morningstar Small Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $19,013 of
   securities loaned (Note B)) .....................................   $ 71,940
Net unrealized appreciation of investments .........................     13,871
Short-term investments at value ....................................     20,806
                                                                       --------
      Total investments ............................................    106,617
Receivable for:
   Investments sold ................................................      1,508
                                                                       --------
Total assets .......................................................    108,125
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................        568
   Fund shares purchased ...........................................      1,301
   Collateral for securities on loan ...............................     19,675
   Other liabilities ...............................................          2
                                                                       --------
Total liabilities ..................................................     21,546
                                                                       --------
Net assets .........................................................   $ 86,579
                                                                       ========
Shares of beneficial interest outstanding ..........................     10,684
                                                                       --------
Net asset value per share ..........................................   $   8.10
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 94,993
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (22,285)
   Net unrealized appreciation of investments ......................     13,871
                                                                       --------
Net assets .........................................................   $ 86,579
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    47
      Dividends .....................................................       253
      Securities lending ............................................        34
                                                                        -------
Total investment income .............................................       334
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       659
      Auditors fees .................................................         8
      Custodian fees ................................................        89
      Legal fees ....................................................         4
      Printing & mailing fees .......................................        22
      Trustees' fees ................................................         2
      Other fees ....................................................         2
                                                                        -------
Total expenses ......................................................       786
      Less expenses reimbursed ......................................       (62)
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..................        (6)
                                                                        -------
Net expenses ........................................................       718
                                                                        -------
Net investment loss .................................................      (384)
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments .................................    (4,652)
   Change in unrealized appreciation on
      investments ...................................................    32,639
                                                                        -------
Net realized and unrealized gain ....................................    27,987
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................    27,603
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                            Year Ended      Year Ended
                                                                            December 31,   December 31,
                                                                                2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income (loss) .........................................     $   (384)      $    114
   Net realized loss ....................................................       (4,652)        (6,232)
   Change in net unrealized appreciation (depreciation) .................       32,639        (13,044)
                                                                              --------       --------
      Net increase (decrease) in net assets resulting from operations ...       27,603        (19,162)
Distributions to shareholders from:
   Net investment income ................................................          (71)          (114)
   Realized gains .......................................................      (11,472)
                                                                              --------       --------
      Decrease in net assets resulting from distributions ...............      (11,543)          (114)
From fund share transactions:
   Proceeds from shares sold ............................................       50,786         40,696
   Distributions reinvested .............................................       11,543            114
   Payment for shares redeemed ..........................................      (42,137)       (42,400)
                                                                              --------       --------
      Increase (decrease) in net assets from fund share transactions ....       20,192         (1,590)
                                                                              --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...................................       36,252        (20,866)

NET ASSETS
   Beginning of Period ..................................................       50,327         71,193
                                                                              --------       --------
   End of Period ........................................................     $ 86,579       $ 50,327
                                                                              ========       ========
Analysis of fund share transactions:
   Sold .................................................................        6,929          5,357
   Reinvested ...........................................................        1,458             19
   Redeemed .............................................................       (5,696)        (5,481)
                                                                              --------       --------
Net increase (decrease) in fund shares outstanding ......................        2,691           (105)
                                                                              ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                 Small Cap Emerging Growth Fund
                                                                 --------------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                 --------------------------------------------------------------
                                                                 2003(e)           2002         2001       2000(c)        1999
                                                                 -------         -------      -------      -------      -------
Net Assets Value at Beginning of Period ......................   $  6.30         $  8.79      $  9.14      $ 10.92      $ 11.59
Income from Investment Operations:
   Net Investment Income (Loss) ..............................     (0.03)           0.01         0.01         0.14         0.09
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) .........................................      3.07           (2.49)       (0.35)       (1.13)       (0.50)
                                                                 -------         -------      -------      -------      -------
   Total From Investment Operations ..........................      3.04           (2.48)       (0.34)       (0.99)       (0.41)
Less Distributions:
   Distribution from Net Investment Income ...................     (0.01)          (0.01)       (0.01)       (0.15)       (0.07)
   Distribution from Net Realized Gains on Investments .......     (1.23)                                    (0.14)       (0.01)
   Distribution from Excess of Net Investment Income/Gains ...                                               (0.20)       (0.18)
   Distribution from Capital Paid-in .........................                                               (0.30)
                                                                 -------         -------      -------      -------      -------
   Total Distributions .......................................     (1.24)          (0.01)       (0.01)       (0.79)       (0.26)
                                                                 -------         -------      -------      -------      -------
Net Assets Value at End of Period ............................   $  8.10         $  6.30      $  8.79      $  9.14      $ 10.92
                                                                 =======         =======      =======      =======      =======
Total Investment Return(b) ...................................     48.83%         (28.21)%      (3.78)%      (8.89)%      (3.43)%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .........      1.11%(d)(f)     1.00%(d)     1.00%(d)     0.92%(d)     0.95%(d)
   Ratio of Net Investment Income (Loss) to Average Net
      Assets .................................................     (0.59)%          0.19%        0.06%        1.25%        0.78%
   Portfolio Turnover Rate ...................................    235.48%          45.03%       60.73%      189.57%      117.33%
Net Assets End of Period (000s Omitted) ......................   $86,579         $50,327      $71,193      $70,031      $68,900

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.21%, 1.04%, 1.02%, .95%, and .96%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

(e) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.

(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                                         Market
            Name of Issuer                                     Shares    Value
            --------------                                    -------   -------
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 1.3%
   Moog, Inc. - Cl. A * ...................................    22,700    $1,121
Air Freight & Couriers - 1.1%
   Forward Air Corp. * ....................................    34,550       950
Airlines - 2.3%
   AMR Corp. * ............................................    91,990     1,191
   Arkansas Best Corp. ....................................    26,270       825
                                                                         ------
                                                                          2,016
Banks - 2.4%
   Amcore Financial, Inc. .................................    29,770       804
   First Niagara Financial Group, Inc. ....................    40,400       602
   Hancock Holding Co. ....................................    12,750       696
                                                                         ------
                                                                          2,102
Biotechnology - 4.0%
   Abgenix, Inc. * ........................................    58,000       723
   Alkermes, Inc. * .......................................    67,120       906
   Ciphergen Biosystems, Inc. * ...........................    34,590       389
   CV Therapeutics, Inc. * ................................    21,900       321
   Exelixis, Inc. * .......................................    60,047       425
   Kosan Biosciences, Inc. * ..............................    22,610       223
   Telik, Inc. * ..........................................    19,020       437
                                                                         ------
                                                                          3,424
Commercial Services & Supplies - 8.9%
   DiamondCluster, Inc. * .................................    96,750       987
   Gevity HR., Inc. .......................................    26,970       600
   LECG Corp ..............................................    29,840       683
   MDC Holdings, Inc. .....................................    20,540     1,325
   MPS Group, Inc. * ......................................    66,260       619
   Sirva, Inc. * ..........................................    34,440       673
   Strayer Education, Inc. ................................     6,210       676
   The Bisys Group, Inc. * ................................    73,200     1,089
   Universal Technical Institute, Inc. * ..................     6,600       198
   University of Phoenix Online * .........................    12,220       842
                                                                         ------
                                                                          7,692
Communications Equipment - 3.8%
   American Tower Corp. - Cl. A ...........................   132,330     1,432
   Plantronics, Inc. * ....................................    35,410     1,156
   Polycom, Inc. * ........................................    34,290       669
                                                                         ------
                                                                          3,257
Computers & Peripherals - 2.1%
   Dot Hill Systems Corp. * ...............................     1,730        26
   Overland Storage, Inc. * ...............................    47,960       902
   Tumbleweed Communications Corp. * ......................   101,610       851
                                                                         ------
                                                                          1,779
Construction & Engineering - 2.1%
   Navigant Consulting, Inc. * ............................    50,040       944
   Washington Group International, Inc. * .................    26,170    $  889
                                                                         ------
                                                                          1,833
Diversified Financials - 1.2%
   Affiliated Managers Group, Inc. * ......................    15,170     1,056
Diversified Telecommunication Services - 1.5%
   Crown Castle International Corp. * .....................   121,580     1,341
Electrical Equipment - 1.2%
   Techtronic Industries, Ltd. - ADR ......................    75,010     1,041
Electronic Equipment & Instruments - 2.6%
   Asyst Technologies, Inc. * .............................    55,280       959
   ON Semiconductor Corp. * ...............................   202,680     1,307
                                                                         ------
                                                                          2,266
Energy Equipment & Services - 0.6%
   Quantum Fuel Technologies * ............................    59,340       477
Finance - 1.2%
   United Holdings Corp. ..................................    77,210     1,008
Food Products - 1.9%
   Peets Coffee & Tea, Inc. * .............................    36,490       635
   Sunopta, Inc. * ........................................   107,140       989
                                                                         ------
                                                                          1,624
Health Care Equipment & Supplies - 7.9%
   Abaxis, Inc. - Sr. Notes ...............................    38,630       700
   DJ Orthopedics, Inc. * .................................    32,640       875
   Merit Medical Systems, Inc. * ..........................    53,008     1,180
   Orthofix International * ...............................    27,890     1,366
   Respironics, Inc. * ....................................    17,650       796
   Wilson Greatbatch Technologies, Inc. * .................    31,490     1,331
   Zoll Medical Corp. * ...................................    17,140       608
                                                                         ------
                                                                          6,856
Health Care Providers & Services - 5.5%
   Amsurg Corp ............................................    18,250       691
   Beverly Enterprises, Inc. * ............................   221,290     1,901
   Genesis Healthcare Corp. * .............................    25,100       572
   Odyssey Healthcare, Inc. * .............................    35,415     1,036
   Psychiatric Solutions, Inc. * ..........................    28,900       604
                                                                         ------
                                                                          4,804
Hotels Restaurants & Leisure - 4.5%
   Cumulus Media, Inc. - Cl. A * ..........................    51,450     1,132
   Rare Hospitality International, Inc. * .................    25,830       632
   Scientific Games Corp. - Sr. Notes .....................    70,150     1,193
   Wynn Resorts, Ltd. * ...................................    32,850       920
                                                                         ------
                                                                          3,877
Insurance - 4.0%
   Arch Capital Group, Ltd. * .............................    29,540     1,177
   Healthextras, Inc. * ...................................   100,660     1,349

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                                         Market
            Name of Issuer                                     Shares    Value
            --------------                                    -------   -------
                                                                        (000's)
COMMON STOCK - Continued
Insurance - Continued
   Platinum Underwriters Holdings .........................    31,660   $   950
                                                                        -------
                                                                          3,476
Internet Software & Services - 1.6%
   Embarcadero Technologies, Inc. * .......................    50,800       810
   WebMethods, Inc. * .....................................    63,770       584
                                                                        -------
                                                                          1,394
IT Consulting & Services - 1.0%
   Sapient Corp ...........................................   153,920       862
Media - 4.0%
   GrayTelevison, Inc. ....................................    59,990       907
   Lin TV Corp. - Cl. A * .................................    30,810       795
   Sirius Satellite Radio, Inc. * .........................   561,060     1,773
                                                                        -------
                                                                          3,475
Multiline Retail - 1.9%
   Freds, Inc. ............................................    22,700       703
   Insight Enterprises, Inc. * ............................    48,580       914
                                                                        -------
                                                                          1,617
Oil & Gas - 5.8%
   Arch Coal, Inc. ........................................    47,210     1,472
   Cabot Oil & Gas Corp. - Cl. A ..........................    27,570       809
   Fuelcell Energy, Inc. ..................................    37,240       484
   OMI Corp. SHS ..........................................    28,800       257
   Patina Oil & Gas Corp. .................................    26,295     1,288
   Whiting Petroleum Corp. * ..............................    40,200       740
                                                                        -------
                                                                          5,050
Pharmaceuticals - 2.9%
   Atherogenics, Inc. * ...................................    37,560       562
   Medicinesco ............................................    34,980     1,030
   NPS Pharmaceuticals, Inc. * ............................    29,800       916
                                                                        -------
                                                                          2,508
Road & Rail - 3.7%
   Old Dominion Freight Lines, Inc. * .....................    28,020       955
   Quality Distribution, Inc. Florida * ...................    26,000       508
   Yellow Roadway Corp. * .................................    48,000     1,736
                                                                        -------
                                                                          3,199
Semiconductor Equipment & Products - 8.7%
   Aeroflex, Inc. * .......................................    82,630       966
   Artisan Components, Inc. ...............................    30,920       634
   Ase Test, Ltd. * .......................................    64,630       968
   Chippac, Inc. - Cl. A * ................................   113,280       860
   Genesis Microchip, Inc. * ..............................    42,010       758
   MEMC Electronic Materials, Inc. * ......................    95,530       919
   Microsemi Corp. * ......................................    27,790       683
   Pericom Semiconductor Corp. * ..........................    38,120       406
   Pixelworks, Inc. * .....................................    64,760       715
   Semtech Corp. * ........................................    26,540       603
                                                                        -------
                                                                          7,512
Software - 4.6%
   Agile Software Corp. ...................................    62,400   $   618
   Network Associates, Inc. * .............................    58,200       875
   Red Hat, Inc. * ........................................    74,190     1,392
   Safenet, Inc. * ........................................    25,890       797
   Skillsoftpub Co., Ltd. - ADR * .........................    38,100       330
                                                                        -------
                                                                          4,012
Specialty Retail - 3.9%
   AC Moore Arts & Crafts, Inc. * .........................    36,880       710
   Dicks Sporting Goods, Inc. .............................    10,270       500
   Hollywood Entertainment Corp. * ........................    95,830     1,318
   Sharper Image Corp. * ..................................    25,970       848
                                                                        -------
                                                                          3,376
Textiles & Apparel - 0.9%
   K-Swiss, Inc. - Cl. A ..................................    33,480       806
                                                                        -------
      TOTAL COMMON STOCK-                                        99.1%   85,811

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 22.7%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $19,675   $ 19,675
SHORT-TERM INVESTMENTS - 1.3%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ................................     1,131      1,131
                                                             -------   --------
         TOTAL INVESTMENTS- ..............................     123.1%   106,617
      Payables, less cash and receivables- ...............     (23.1)%  (20,038)
                                                             -------   --------
            NET ASSETS- ..................................     100.0%  $ 86,579
                                                             =======   ========

*    Non-income producing security.

ADR-American Depository Receipts.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Small Cap Emerging Growth Fund, (formerly John Hancock Small Cap Equity), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04        19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%, due 01/02/04               20,000
Cargill Asia Pacific, 1.05%, due 01/02/04               25,000
Danske Corp., 1.07%, due 01/05/04                       49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      17,654
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04          18,838

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04      $ 31,156
Mortgage Int. Networking, 0.98%, due 01/02/04         50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04      49,994
UBS Finance LLC, 1.02%, due 01/02/04                   3,917
UBS Finance LLC, 1.05%, due 01/02/04                   4,088
UBS Finance LLC, 0.96%, due 01/02/04                  35,000
                                                    --------
   Joint Trading Account Totals                     $385,633
                                                    ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding       Interest Rate     Interest Expense
---------------------------   ----------------   ----------------
           $382                    1.75%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $19,013                   $19,675

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $11,459, $2,741 and $7,997 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       1.05%             1.00%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $62 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $6.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company LLP, with respect to the Fund. Wellington Management Company LLC is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHV LAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $158,267         $149,263

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $92,836       $15,219       $(1,438)         $13,781

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $22,197          $13,781

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $ --                    $--                 $11,543
2002           114                     --                      --

NOTE E--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on April 4, 2003 on the following matters:

                                                         For   Against   Abstain
                                                         ---   -------   -------
To approve, as to the Small Cap Equity Fund, a new
   Sub-Investment Agreement among the Trust, John
   Hancock and Wellington Management Company, LLP.       73%     20%        7%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)--Continued

                                                         For   Against   Abstain
                                                         ---   -------   -------
To approve, as to the Small Cap Equity Fund, an
   amendment to the current Investment Management
   Agreement between the Trust and John Hancock,
   reflecting an increase in the Fund's investment       59%     36%       5%
   advisory fee.

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Elizabeth G. Cook (age 66)                   Trustee              Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                    Trustee              Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                     Trustee              President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                Trustee              Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

          Trustees Affiliated with the Trust and Officers of the Trust

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                  During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Michele G. Van Leer* (age 46)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)       Vice Chairman, President     Senior Vice President, Signator
John Hancock Place                         and Trustee            Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)              Compliance Officer           Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                   Treasurer             Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                  Secretary             Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE F--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   -----------------------------------
Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Emerging Growth Fund (formerly, Small Cap Equity Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                           Inception: May 1,1996
--------------------------------------------------------------------------------
Small Cap Growth Fund
John Hancock Advisers, LLC                                   A. Pandit/T. Norton
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 27.88% underperforming its benchmark, the
     Russell 2000 Growth Index.

..    The Fund underperformed its benchmark primarily due to unfavorable stock selection, while sector allocation decisions also detracted. Stock selection in the information technology sector was the biggest detractor, followed by the health care sector. The overweight to energy was the biggest detractor, followed by an underweight to information technology.

..    The Fund's exposure to information technology was the largest contributor to absolute performance. The biggest detractor to absolute returns was the Fund's exposure to the consumer staples sector, with all other sectors having positive absolute returns.

..    The top and bottom contributors came from a variety of sectors. The biggest contributors to performance were Engineered Support, Pharmaceutical Research, Inc., and Lexar Media, Inc. The main detractors included Borland Software and Triton Pcs Holdings.

..    The portfolio was on average overweight the consumer discretionary sector, while underweight in the financials sector.

..    The manager employs bottom-up, fundamental research to identify companies with rapid earnings growth combined with a dominant market niche and high quality management. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Small Cap Growth Fund   Russell 2000(R) Growth Index
             ---------------------   ----------------------------
 5/01/1996         $10,000.00                 $10,000.00
 5/31/1996          10,599.17                  10,513.00
 6/30/1996          10,294.35                   9,829.66
 7/31/1996           9,480.13                   8,629.45
 8/31/1996          10,298.31                   9,268.03
 9/30/1996          11,150.77                   9,745.34
10/31/1996          10,169.74                   9,325.31
11/30/1996           9,976.02                   9,584.56
12/31/1996           9,950.35                   9,771.46
 1/31/1997          10,302.13                  10,015.74
 2/28/1997           9,637.66                   9,410.79
 3/31/1997           8,962.47                   8,746.39
 4/30/1997           8,762.88                   8,644.93
 5/31/1997           9,780.55                   9,944.26
 6/30/1997          10,513.55                  10,281.38
 7/31/1997          11,205.43                  10,807.78
 8/31/1997          11,571.21                  11,132.02
 9/30/1997          12,817.44                  12,020.35
10/31/1997          11,834.46                  11,297.93
11/30/1997          11,387.43                  11,029.04
12/31/1997          11,369.73                  11,035.65
 1/31/1998          11,170.39                  10,888.88
 2/28/1998          12,061.95                  11,850.37
 3/31/1998          12,788.45                  12,348.08
 4/30/1998          12,730.11                  12,423.41
 5/31/1998          11,855.75                  11,520.22
 6/30/1998          12,365.90                  11,637.73
 7/31/1998          11,536.94                  10,665.98
 8/31/1998           8,965.63                   8,204.27
 9/30/1998           9,700.92                   9,036.19
10/31/1998          10,229.85                   9,507.87
11/30/1998          11,423.75                  10,245.69
12/31/1998          13,017.10                  11,172.92
 1/31/1999          13,455.51                  11,675.70
 2/28/1999          12,383.65                  10,607.37
 3/31/1999          13,340.57                  10,985.00
 4/30/1999          13,872.71                  11,954.97
 5/31/1999          13,625.86                  11,974.10
 6/30/1999          14,903.15                  12,605.14
 7/31/1999          15,022.06                  12,215.64
 8/31/1999          14,919.53                  11,758.77
 9/30/1999          15,235.62                  11,985.72
10/31/1999          16,337.24                  12,292.55
11/30/1999          18,479.13                  13,591.87
12/31/1999          22,179.09                  15,986.76
 1/31/2000          21,633.01                  15,838.08
 2/29/2000          27,927.54                  19,523.61
 3/31/2000          25,551.01                  17,471.68
 4/30/2000          21,938.96                  15,707.04
 5/31/2000          19,337.93                  14,331.10
 6/30/2000          23,397.89                  16,182.68
 7/31/2000          21,152.78                  14,795.82
 8/31/2000          23,672.80                  16,352.34
 9/30/2000          22,477.94                  15,539.63
10/31/2000          20,010.12                  14,277.81
11/30/2000          16,003.54                  11,684.96
12/31/2000          17,425.36                  12,400.08
 1/31/2001          17,633.46                  13,403.25
 2/28/2001          15,433.43                  11,565.66
 3/31/2001          13,803.45                  10,514.34
 4/30/2001          15,698.64                  11,801.30
 5/31/2001          15,755.91                  12,075.09
 6/30/2001          16,042.64                  12,404.74
 7/31/2001          15,121.09                  11,346.62
 8/31/2001          14,224.44                  10,637.45
 9/30/2001          11,826.21                   8,921.63
10/31/2001          13,088.50                   9,779.89
11/30/2001          14,356.80                  10,596.51
12/31/2001          15,227.42                  11,256.68
 1/31/2002          14,545.51                  10,855.94
 2/28/2002          13,656.66                  10,153.56
 3/31/2002          14,688.98                  11,035.90
 4/30/2002          14,230.89                  10,797.53
 5/31/2002          13,474.47                  10,165.87
 6/30/2002          12,526.24                   9,303.81
 7/31/2002          10,774.10                   7,873.81
 8/31/2002          10,816.88                   7,869.87
 9/30/2002          10,317.90                   7,301.67
10/31/2002          10,702.17                   7,671.13
11/30/2002          11,286.93                   8,431.34
12/31/2002          10,666.88                   7,849.58
 1/31/2003          10,159.02                   7,636.07
 2/28/2003           9,878.20                   7,432.19
 3/31/2003          10,010.06                   7,544.42
 4/30/2003          10,713.68                   8,258.12
 5/31/2003          11,585.06                   9,188.81
 6/30/2003          11,814.96                   9,366.15
 7/31/2003          12,320.70                  10,074.23
 8/31/2003          13,232.99                  10,615.22
 9/30/2003          12,426.09                  10,346.65
10/31/2003          13,376.86                  11,240.60
11/30/2003          13,692.60                  11,607.05
12/31/2003          13,641.24                  11,659.28

Value on 12/31/03:
------------------
$13,641 Small Cap Growth Fund
$11,659 Russell 2000 (R) Growth Index

MORNINGSTAR CATEGORY+:

..    Small Growth

MORNINGSTAR RISK+:

..    Average (VL/VUL)
..    Average (VA)

MORNINGSTAR RATING+:

..    *** (VL/VUL)
..    ** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Autodesk, Inc.                     2.3%
Medicinesco                        2.3%
General Probe, Inc.                2.3%
OSI Pharmaceuticals, Inc.          2.1%
Digital Insight Corp.              2.1%
ScanSource, Inc.                   2.0%
Affiliated Managers Group, Inc.    2.0%
Cost Plus, Inc.                    1.9%
Hot Topic, Inc.                    1.8%
Panera Bread Co.                   1.8%

AVERAGE ANNUAL TOTAL RETURNS *

                                            Russell
                            Small Cap       2000(R)
                           Growth Fund   Growth Index
                           -----------   ------------
1 Year                        27.88%        48.53%
3 Years                       -7.84         -2.03
5 Years                        0.94          0.86
Since Inception (5/1/96)       4.13          2.02

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Information Technology    35.80%
Health Care               22.49%
Consumer Discretionary    18.04%
Industrials               10.43%
Financials                 7.47%
Energy                     3.44%
Telecommunication
Services                   1.39%
Materials                  0.95%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 338 VL/VUL subaccounts and 528 VA subaccounts in the Morningstar Small Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $37,349 of
   securities loaned (Note B)) .....................................   $119,666
Net unrealized appreciation of investments .........................     24,996
Short-term investments at value ....................................     44,354
                                                                       --------
      Total investments ............................................    189,016
Receivable for:
   Investments sold ................................................        142
   Dividends .......................................................         44
                                                                       --------
Total assets .......................................................    189,202
                                                                       --------
LIABILITIES
Payables for:
   Fund shares purchased ...........................................      1,098
   Collateral for securities on loan ...............................     38,799
   Other liabilities ...............................................         28
                                                                       --------
Total liabilities ..................................................     39,925
                                                                       --------
Net assets .........................................................   $149,277
                                                                       ========
Shares of beneficial interest outstanding ..........................     14,349
                                                                       --------
Net asset value per share ..........................................   $  10.40
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $223,754
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (99,473)
   Net unrealized appreciation of investments ......................     24,996
                                                                       --------
Net assets .........................................................   $149,277
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest .....................................................   $    57
      Dividends ....................................................       252
      Securities lending ...........................................        64
                                                                       -------
Total investment income ............................................       373
                                                                       -------
EXPENSES
      Investment advisory fee ......................................     1,380
      Auditors fees ................................................        19
      Custodian fees ...............................................       124
      Legal fees ...................................................        20
      Printing & mailing fees ......................................        50
      Trustees' fees ...............................................         4
      Other fees ...................................................         6
                                                                       -------
Total expenses .....................................................     1,603
      Less expenses reimbursed ......................................      (86)
                                                                       -------
Net expenses .......................................................     1,517
                                                                       -------
Net investment loss ................................................    (1,144)
                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized loss on investments ................................    (6,450)
   Change in unrealized appreciation
      on investments ...............................................    40,426
                                                                       -------
Net realized and unrealized gain ...................................    33,976
                                                                       -------
Net increase in net assets resulting from
   operations ......................................................   $32,832
                                                                       =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                              Year Ended     Year Ended
                                                                             December 31,   December 31,
                                                                                 2003           2002
                                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss ...................................................     $ (1,144)      $ (1,224)
   Net realized loss .....................................................       (6,450)       (35,969)
   Change in net unrealized appreciation (depreciation) ..................       40,426        (17,803)
                                                                               --------       --------
      Net increase (decrease) in net assets resulting from operations ....       32,832        (54,996)
Distributions to shareholders from:
   Realized gains ........................................................       (2,029)
                                                                               --------
      Decrease in net assets resulting from distributions                        (2,029)
From fund share transactions:
   Proceeds from shares sold .............................................       49,341         60,295
   Distributions reinvested ..............................................        2,029
   Payment for shares redeemed ...........................................      (53,619)       (73,977)
                                                                               --------       --------
      Decrease in net assets from fund share transactions ................       (2,249)       (13,682)
                                                                               --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ....................................       28,554        (68,678)
NET ASSETS
   Beginning of Period ...................................................      120,723        189,401
                                                                               --------       --------
   End of Period .........................................................     $149,277       $120,723
                                                                               ========       ========
Analysis of fund share transactions:
   Sold ..................................................................        5,339          6,154
   Reinvested ............................................................          197
   Redeemed ..............................................................       (5,826)        (7,603)
                                                                               --------       --------
Net decrease in fund shares outstanding ..................................         (290)        (1,449)
                                                                               ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                              Small Cap Growth Fund
                                                             --------------------------------------------------------
                                                                             Year Ended December 31,
                                                             --------------------------------------------------------
                                                               2003        2002        2001        2000        1999
                                                             --------    --------    --------    --------    --------
Net Assets Value at Beginning of Period .................    $   8.25    $  11.77    $  13.47    $  19.12    $  12.99
Income from Investment Operations:
   Net Investment Loss ..................................       (0.09)      (0.11)      (0.08)      (0.02)      (0.21)
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ....................................        2.38       (3.41)      (1.62)      (4.16)       9.06
                                                             --------    --------    --------    --------    --------
   Total From Investment Operations .....................        2.29       (3.52)      (1.70)      (4.18)       8.85
Less Distributions:
   Distribution from Net Realized Gains on
      Investments .......................................       (0.14)                              (0.12)      (2.72)
   Distribution from Capital Paid-in ....................                                           (1.35)
                                                             --------                            --------    --------
   Total Distributions ..................................       (0.14)                              (1.47)      (2.72)
                                                             --------    --------    --------    --------    --------
Net Assets Value at End of Period .......................    $  10.40    $   8.25    $  11.77    $  13.47    $  19.12
                                                             ========    ========    ========    ========    ========
Total Investment Return(b) ..............................       27.88%     (29.95)%    (12.61)%    (21.43)%     70.38%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ....        1.15%(d)    1.13%       0.91%(d)    0.82%       0.89%
   Ratio of Net Investment Loss to Average Net Assets ...       (0.87)%     (0.83)%     (0.55)%     (0.50)%     (0.70)%
   Portfolio Turnover Rate ..............................      108.43%      77.38%      91.48%(c)   97.73%     113.11%
Net Assets End of Period (000s Omitted) .................    $149,277    $120,723    $189,401    $234,542    $179,570

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Excludes merger activity.

(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.22% and .94% for the years ended December 31, 2003 and 2001, respectively.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                        Market
            Name of Issuer                                     Shares    Value
            --------------                                    -------   -------
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 1.1%
   Engineered Support Systems, Inc. * .....................    29,750    $1,638
Air Freight & Couriers - 1.9%
   Forward Air Corp. * ....................................    39,250     1,079
   United Technologies Worldwide, Inc. ....................    44,250     1,679
                                                                         ------
                                                                          2,758
Airlines - 1.2%
   Airtran Holdings, Inc. * ...............................   102,200     1,216
   America West Holdings Corp. - Cl. B * ..................    51,850       643
                                                                         ------
                                                                          1,859
Automobiles - 1.4%
   Borg-Warner Automotive, Inc. ...........................    23,850     2,029
Banks - 4.4%
   East West Bancorp, Inc. * ..............................    32,800     1,761
   New North Nova Corp. Pennsylvania * ....................    35,384     1,254
   Southwest Bancorporation of Texas, Inc. * ..............    32,700     1,271
   Texas Regional Bancshares, Inc. ........................    28,480     1,054
   UCBH Holdings, Inc. ....................................    32,650     1,272
                                                                         ------
                                                                          6,612
Biotechnology - 5.5%
   Ciphergen Biosystems, Inc. * ...........................    66,750       750
   General Probe, Inc. * ..................................    90,500     3,301
   ILEX Oncology, Inc. * ..................................    72,500     1,541
   Xoma, Ltd. * ...........................................   397,900     2,626
                                                                         ------
                                                                          8,218
Chemicals - 0.9%
   Airgas, Inc. * .........................................    64,000     1,375
Commercial Services & Supplies - 6.5%
   Corporate Executive Board Co. * ........................    27,300     1,274
   Factset Research Systems, Inc. .........................    47,200     1,804
   Global Payments, Inc. ..................................    15,900       749
   Overnite Corp. * .......................................    46,950     1,068
   Stericycle, Inc. * .....................................    30,250     1,413
   Visx, Inc. * ...........................................    88,850     2,057
   Waste Connections, Inc. * ..............................    36,250     1,369
                                                                         ------
                                                                          9,734
Communications Equipment - 4.9%
   Advanced Fibre Communications, Inc. * ..................    54,100     1,090
   Foundry Networks, Inc. * ...............................    93,600     2,561
   McData Corp. * .........................................   112,650     1,074
   Remec, Inc. ............................................   129,750     1,091
   Tekelec, Inc. * ........................................    93,600     1,455
                                                                         ------
                                                                          7,271
Computers & Peripherals - 2.9%
   Digital River, Inc. * ..................................    65,700     1,452
   ScanSource, Inc. * .....................................    63,900     2,915
                                                                         ------
                                                                          4,367
Diversified Financials - 1.9%
   Affiliated Managers Group, Inc. * ......................    40,850    $2,843
Diversified Telecommunication Services - 1.3%
   Crown Castle International Corp. * .....................   181,800     2,005
Electronic Equipment & Instruments - 3.8%
   Advanced Energy Industries, Inc. * .....................    10,950       285
   Caliper Technologies Corp. * ...........................   127,050       836
   Checkpoint Systems, Inc. ...............................     7,700       146
   Imax Corp. * ...........................................   119,600       946
   Itron, Inc. * ..........................................    82,600     1,516
   Ixia * .................................................    11,050       129
   Trimble Navigation, Ltd. ...............................    49,700     1,851
                                                                         ------
                                                                          5,709
Energy Equipment & Services - 1.6%
   Hydril Co. * ...........................................    45,000     1,077
   West Hampshire Energy Services, Inc. * .................    83,750     1,357
                                                                         ------
                                                                          2,434
Finance - 0.0%
   Nelnet, Inc. - Cl. A * .................................     1,900        43
Health Care Equipment & Supplies - 4.1%
   Advanced Neuromodulation Systems .......................    26,924     1,238
   American Medical Systems Holdings * ....................    65,600     1,430
   Integra Lifesciences Corp. * ...........................    27,450       786
   Kyphon, Inc. * .........................................    59,950     1,489
   Respironics, Inc. * ....................................    25,350     1,143
                                                                         ------
                                                                          6,086
Health Care Providers & Services - 2.1%
   Advisory Co. * .........................................    37,600     1,313
   eResearch Technology, Inc. * ...........................    35,175       894
   Renal Care Group, Inc. * ...............................    22,450       925
                                                                         ------
                                                                          3,132
Hotels Restaurants & Leisure - 4.1%
   Cumulus Media, Inc. - Cl. A * ..........................    57,461     1,264
   Panera Bread Co. - Cl. A * .............................    67,400     2,665
   Rare Hospitality International, Inc. * .................    32,150       786
   Redeemable Robingourmet Burgers, Inc. ..................    45,050     1,371
                                                                         ------
                                                                          6,086
Insurance - 0.9%
   Arch Capital Group, Ltd. * .............................    33,000     1,315
Internet Software & Services - 5.1%
   Avocent Corp. * ........................................    55,746     2,036
   Digital Insight Corp. * ................................   123,750     3,082
   Packeteer, Inc. * ......................................    33,350       566
   Websense, Inc. * .......................................    65,400     1,912
                                                                         ------
                                                                          7,596
Machinery - 2.5%
   Clarcor, Inc. * ........................................    28,000     1,235
   ESCO Technologies, Inc. * ..............................    28,100     1,226

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                        Market
            Name of Issuer                                    Shares     Value
            --------------                                   -------   --------
                                                                       (000's)
COMMON STOCK - Continued

Machinery - Continued
   Graco, Inc. * .........................................    31,000   $  1,243
                                                                       --------
                                                                          3,704
Media - 2.1%
   Getty Images, Inc. * ..................................     8,000        401
   Interactive Data Corp. * ..............................     8,800        146
   Macrovision Corp. * ...................................    71,500      1,615
   Tivo, Inc. * ..........................................   126,700        938
                                                                       --------
                                                                          3,100
Multiline Retail - 2.4%
   Cost Plus, Inc. * .....................................    66,600      2,731
   Pacific Sunwear of California, Inc. * .................    38,474        812
                                                                       --------
                                                                          3,543
Oil & Gas - 1.7%
   Evergreen Resources, Inc. * ...........................    30,200        982
   Remington Oil & Gas Corp. * ...........................    79,150      1,558
                                                                       --------
                                                                          2,540
Pharmaceuticals - 8.2%
   Atrix Labs, Inc. * ....................................   105,650      2,540
   Eon Labs, Inc. * ......................................    13,950        711
   Esperion Therapeutics * ...............................    39,650      1,372
   Impax Laboratories, Inc. * ............................    78,150      1,124
   Medicinesco ...........................................   114,150      3,363
   OSI Pharmaceuticals, Inc. * ...........................    96,050      3,094
                                                                       --------
                                                                         12,204
Semiconductor Equipment & Products - 6.8%
   Artisan Components, Inc. ..............................   113,700      2,331
   Atmi, Inc. * ..........................................    21,500        498
   Conexant Systems, Inc. * ..............................   253,250      1,259
   FEI Co. * .............................................    70,800      1,593
   LTX Corp. * ...........................................   135,350      2,034
   Semtech Corp. * .......................................    50,300      1,143
   Skyworks Solutions, Inc. ..............................   154,300      1,342
                                                                       --------
                                                                         10,200
Software - 9.6%
   Autodesk, Inc. * ......................................   137,900      3,390
   Barra, Inc. ...........................................    35,100      1,246
   Borland Software Corp. * ..............................    39,700        386
   EPIQ Systems, Inc. * ..................................     8,400        144
   Hyperion Solutions Corp. * ............................    59,550      1,795
   Informatica Corp. .....................................   147,450      1,519
   Kronos, Inc. * ........................................     3,800        150
   Macromedia, Inc. * ....................................    64,700      1,154
   Open Solutions, Inc. * ................................       700         12
   Progress Software Corp. * .............................    63,100      1,291
   Safenet, Inc. * .......................................     4,200        129
   Tradestation Group, Inc. ..............................    53,350        473
   Transaction Systems Architects, Inc. - Cl. A * ........    24,350        551
   Verint Systems, Inc. * ................................    89,200   $  2,012
                                                                       --------
                                                                         14,252
Specialty Retail - 7.2%
   AC Moore Arts & Crafts, Inc. * ........................    41,700        803
   Aeropostale * .........................................    76,500      2,098
   AnnTaylor Stores Corp. ................................    24,700        963
   Dicks Sporting Goods, Inc. ............................    31,750      1,545
   Hollywood Entertainment Corp. * .......................    70,800        973
   Hot Topic, Inc. * .....................................    90,673      2,671
   Select Comfort Corp. * ................................    69,700      1,726
                                                                       --------
                                                                         10,779
Textiles & Apparel - 0.8%
   Quiksilver, Inc. * ....................................    69,400      1,230
                                                                       --------
      TOTAL COMMON STOCK-                                       96.9%   144,662

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 26.0%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $38,799     38,799

SHORT-TERM INVESTMENTS - 3.7%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ................................     5,555      5,555
                                                             -------   --------
            TOTAL INVESTMENTS- ...........................     126.6%   189,016
         Payables, less cash and receivables- ............     (26.6)%  (39,739)
                                                             -------   --------
               NET ASSETS- ...............................     100.0%  $149,277
                                                             =======   ========

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST 1

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                           Market Value
--------------                                           ------------
Alpine Securitization Corp., 1.12%, due 01/07/04            $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04             19,998
Barclays US Fund, 1.10%, due 01/05/04                        29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                    20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                    25,000
Danske Corp., 1.07%, due 01/05/04                            49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04           17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                           Market Value
--------------                                           ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04             $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04               31,156
Mortgage Int. Networking, 0.98%, due 01/02/04                50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04             49,994
UBS Finance LLC, 1.02%, due 01/02/04                          3,917
UBS Finance LLC, 1.05%, due 01/02/04                          4,088
UBS Finance LLC, 0.96%, due 01/02/04                         35,000
                                                           --------
   Joint Trading Account Totals                            $385,633
                                                           ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $278                    1.58%              $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $37,349                  $38,799

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $2,089, $10,299, $43,738, $35,469 and $7,507 which expire in 2007,
2008, 2009, 2010 and 2011, respectively.

     Included in the above, certain losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

Hancock. For its services, John Hancock receives monthly compensation at the rate of 1.05% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $86 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with John Hancock Advisers, with respect to the Fund. John Hancock Advisers is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $138,858         $145,823

The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral held for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $164,391       $28,438       $(3,813)         $24,625

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) or investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income       Capital Gain    Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $99,102          $24,625

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003           $--                    $--                  $2,029
2002            --                     --                      --

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held         Principal Occupation(s)
Name, Address and Age                With Trust           During Past Five Years
--------------------------------   --------------   -----------------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                    Farber Cancer Institute; President,
Trust I                                             The Advertising Club of Greater
John Hancock Place                                  Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)              Trustee      Executive Director, Massachusetts
c/o John Hancock Variable Series                    Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                        Positions Held               Principal Occupation(s)
Name, Address and Age                     With Trust                 During Past Five Years
--------------------------------   ------------------------   ------------------------------------
Robert Verdonck (age 58)                    Trustee           President and Chief
c/o John Hancock Variable Series                              Executive Officer, East Boston
Trust I                                                       Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)               Trustee           Associate Professor and Graduate
c/o John Hancock Variable Series                              Dean, The Graduate School of the
Trust I                                                       Wallace G. Carroll School of
John Hancock Place                                            Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                        Positions Held               Principal Occupation(s)
Name, Address and Age                     With Trust                 During Past Five Years
--------------------------------   ------------------------   ------------------------------------
Michele G. Van Leer* (age 46)        Chairman and Trustee     Senior Vice President, Product
John Hancock Place                                            Management, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company; Vice Chairman,
                                                              President & Director, John Hancock
                                                              Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman, President   Senior Vice President, Signator
John Hancock Place                       and Trustee          Brokerage, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company; Vice President
                                                              Corporate Communications, John
                                                              Hancock Life Insurance Company

Jude A. Curtis (age 45)               Compliance Officer      Vice President and Chief Investment
John Hancock Place                                            Compliance Officer, John Hancock
Boston, Massachusetts 02117                                   Life Insurance Company; formerly
                                                              Second Vice President and Counsel,
                                                              Office of Business Conduct; John
                                                              Hancock Life Insurance Company;
                                                              formerly a Partner at Hale and Dorr
                                                              LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                        Positions Held               Principal Occupation(s)
Name, Address and Age                     With Trust                 During Past Five Years
--------------------------------   ------------------------   ------------------------------------
Janet Wang (age 35)                  Assistant Compliance     Compliance Specialist, John
John Hancock Place                         Officer            Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                  Treasurer          Director of Fund Operations, John
John Hancock Place                                            Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)             Assistant Treasurer     Manager of Fund Operations, John
John Hancock Place                                            Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                Secretary           Director, Product & Market
John Hancock Place                                            Management, John Hancock Life
Boston, Massachusetts 02117                                   Insurance Company

Arnold R. Bergman (age 53)            Assistant Secretary     Senior Counsel, Law Department,
John Hancock Place                                            John Hancock Life Insurance
Boston, Massachusetts 02117                                   company; formerly Vice President,
                                                              General Counsel and Secretary, First
                                                              Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Small Cap Value Fund
T. Rowe Price Associates, Inc.                                  Preston G. Athey
Wellington Management Company, LLP                        S. O'Brien/T.McCormack
--------------------------------------------------------------------------------

The Fund employs a multi-manager approach with two sub-advisers independently managing portions of the Fund. As of year-end, T. Rowe Price managed approximately 61% and Wellington managed approximately 39%.

The two managers employ distinct investment strategies. This multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager being out of favor in certain market environments.

..    T. Rowe selects stocks using proprietary fundamental equity research, and seeks companies with attractive valuations relative to industry peers and its historical norm.

..    Wellington employs proprietary fundamental research to identify stocks having distinct value characteristics based on industry specific valuation criteria.

Fund Commentary

..    In 2003, the Fund returned 37.97%, underperforming its benchmark, the
     Russell 2000 Value Index.

T. Rowe Price

..    This portion of the Fund underperformed its benchmark. The Fund underperformed its benchmark primarily due to unfavorable stock selection. In addition, sector allocation decisions were also negative due to the Fund's modest exposure to cash.

..    All sectors within the Fund posted double-digit returns with the exception of Telecom Services, where the Fund had no exposure. The Fund's exposure to the Consumer Discretionary and financial sectors was the largest contributor to absolute performance.

..    The top and bottom contributors to absolute returns came from a variety of sectors. The top contributors included Freds and Silicon Valley Bancshare, while the main detractors included Analogic and Midwest Express.

..    The Fund continues to modestly overweight Consumer Discretionary stocks versus the index as well as the Materials sector, while underweighting Financials and Information Technology.

Wellington

..    This portion of the Fund underperformed its benchmark. The Fund underperformed its benchmark due to unfavorable sector allocation decisions with stock selection contributing positively.

..    Sector allocation decisions detracted primarily as a result of the Fund's modest cash allocation during the period. Security selection decisions were most favorable in consumer discretionary and industrial sectors.

..    The Fund's exposure to the industrial, consumer discretionary and financial sectors was the largest contributor to absolute returns.

..    On an individual name basis, the Fund's investments in Hibbett Sporting
     Goods, O'Reilly Automotive and WCI Communities, all in the Consumer Discretionary sector, were the top drivers of absolute returns. The most significant detractor from absolute Fund returns was Orthodontic Centers of America.

..    As of the end of the period, the Fund held overweights to the Consumer
     Staples and Industrials sectors, while being most underweight the Financials and Materials sectors relative to the benchmark.

                                                       Inception: August 31,1999
--------------------------------------------------------------------------------
Small Cap Value Fund
T. Rowe Price Associates, Inc.                                  Preston G. Athey
Wellington Management Company, LLP                        S. O'Brien/T.McCormack
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

              Small Cap    Small Cap Value
             Value Fund   Fund Benchmark (1)
             ----------   ------------------
 8/31/1999   $10,000.00       $10,000.00
 9/30/1999     9,560.11         9,685.00
10/31/1999     9,442.56         9,694.69
11/30/1999     9,942.06         9,748.01
12/31/1999    10,508.24        10,080.41
 1/31/2000     9,755.79         9,661.07
 2/29/2000     9,775.43         9,828.20
 3/31/2000    11,917.95        10,551.56
 4/30/2000    12,265.51        10,547.34
 5/31/2000    12,275.08        10,528.35
 6/30/2000    12,414.03        10,488.35
 7/31/2000    12,368.00        10,715.94
 8/31/2000    13,857.01        11,277.46
 9/30/2000    13,472.03        11,209.79
10/31/2000    13,914.54        11,203.07
11/30/2000    12,935.92        11,060.79
12/31/2000    14,101.31        12,175.72
 1/31/2001    14,699.69        12,511.77
 2/28/2001    14,807.89        12,494.25
 3/31/2001    14,644.98        12,294.34
 4/30/2001    16,013.47        12,863.57
 5/31/2001    16,431.16        13,194.16
 6/30/2001    16,674.51        13,724.57
 7/31/2001    16,433.98        13,417.14
 8/31/2001    15,999.10        13,370.18
 9/30/2001    14,537.76        11,894.11
10/31/2001    15,075.16        12,204.55
11/30/2001    15,775.72        13,082.05
12/31/2001    16,794.27        13,882.68
 1/31/2002    17,151.01        14,067.32
 2/28/2002    17,409.66        14,153.13
 3/31/2002    18,660.61        15,213.20
 4/30/2002    19,409.00        15,748.70
 5/31/2002    18,596.85        15,227.42
 6/30/2002    18,042.43        14,890.89
 7/31/2002    15,631.24        12,678.11
 8/31/2002    15,698.47        12,622.32
 9/30/2002    14,829.12        11,721.09
10/31/2002    15,095.10        11,896.90
11/30/2002    15,955.43        12,846.28
12/31/2002    15,717.45        12,297.74
 1/31/2003    15,195.47        11,950.95
 2/28/2003    14,849.06        11,549.39
 3/31/2003    15,280.51        11,672.97
 4/30/2003    16,658.95        12,781.90
 5/31/2003    17,794.59        14,086.94
 6/30/2003    17,489.09        14,325.01
 7/31/2003    18,809.49        15,039.82
 8/31/2003    18,643.22        15,611.34
 9/30/2003    19,428.30        15,431.81
10/31/2003    20,411.56        16,689.50
11/30/2003    21,137.90        17,330.38
12/31/2003    21,681.46        17,957.74

Value on 12/31/03:
------------------
$21,681 Small Cap Value Fund
$17,958 Small Cap Value Benchmark (1)

MORNINGSTAR CATEGORY+:

..    Small Value

MORNINGSTAR RISK+:

..    Below Average (VL/VUL)
..    Below Average (VA)

MORNINGSTAR RATING+:

..    ***** (VL/VUL)
..    **** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                   % of
                                  Assets
                                  ------
Ishares Russell                    1.7%
Casey's General Stores, Inc.       1.3%
O'Reilly Automotive, Inc.          1.3%
Texas Regional Bancshares, Inc.    1.2%
Cable Design Technologies Corp.    1.2%
United Stationers, Inc.            1.1%
WCI Communities, Inc.              1.1%
Silicon Valley Bancshares          1.0%
Allied Capital Corp.               1.0%
Reinsurance Group of America       1.0%

AVERAGE ANNUAL TOTAL RETURNS*

                             Small Cap   Small Cap Value
                            Value Fund     Benchmark(1)
                            ----------   ---------------
1 Year                        37.97%          46.02%
3 Years                       15.42           13.83
Since Inception (8/31/99)     19.52           14.47

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of
                         Assets
                         ------
Financials                26.43%
Industrials               20.32%
Consumer Discretionary    16.57%
Materials                  8.44%
Information Technology     7.86%
Energy                     5.81%
Health Care                5.34%
Consumer Staples           4.80%
Utilities                  4.43%
Transportation             0.00%

(1) The Small Cap Value benchmark is the Russell 2500(TM) Value Index from September 1999 to December 2000 and the Russell 2000(R) Value Index January 2001-present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 64 VL/VUL subaccounts and 165 VA subaccounts in the Morningstar Small Value category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $15,338 of
   securities loaned (Note B)) .....................................   $149,551
Net unrealized appreciation of investments .........................     35,117
Short-term investments at value ....................................     20,415
                                                                       --------
      Total investments ............................................    205,083
Receivable for:
   Investments sold ................................................      1,297
   Fund shares sold ................................................         82
   Dividends .......................................................        191
                                                                       --------
Total assets .......................................................    206,653
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................        616
   Collateral for securities on loan ...............................     15,973
   Other liabilities ...............................................        291
                                                                       --------
Total liabilities ..................................................     16,880
                                                                       --------
Net assets .........................................................   $189,773
                                                                       ========
Shares of beneficial interest outstanding ..........................     11,463
                                                                       --------
Net asset value per share ..........................................   $  16.56
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $154,591
   Accumulated net realized gain on investments,
      futures and foreign currency transactions ....................         65
   Net unrealized appreciation of investments ......................     35,117
                                                                       --------
Net assets .........................................................   $189,773
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    54
   Dividends ........................................................     2,318
   Securities lending ...............................................       111
                                                                        -------
Total investment income .............................................     2,483
                                                                        -------

EXPENSES
   Investment advisory fee ..........................................     1,379
   Auditors fees ....................................................        46
   Custodian fees ...................................................        80
   Legal fees .......................................................         9
   Printing & mailing fees ..........................................        10
   Trustees' fees ...................................................         5
   Other fees .......................................................         6
                                                                        -------
Total expenses ......................................................     1,535
   Less expenses reimbursed .........................................       (12)
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................       (18)
                                                                        -------
Net expenses ........................................................     1,505
                                                                        -------
Net investment income ...............................................       978
                                                                        -------

REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................     7,581
   Change in unrealized appreciation on
      investments ...................................................    39,529
                                                                        -------
Net realized and unrealized gain ....................................    47,110
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $48,088
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended     Year Ended
                                                                            December 31,   December 31,
                                                                                2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ................................................     $    978       $    776
   Net realized gain ....................................................        7,581            379
   Change in net unrealized appreciation (depreciation) .................       39,529        (12,133)
                                                                              --------       --------
      Net increase (decrease) in net assets resulting from operations ...       48,088        (10,978)
Distributions to shareholders from:
   Net investment income ................................................         (980)          (885)
   Realized gains .......................................................       (7,128)        (1,001)
   Capital paid-in ......................................................                      (1,231)
                                                                              --------       --------
      Decrease in net assets resulting from distributions ...............       (8,108)        (3,117)
From fund share transactions:
   Proceeds from shares sold ............................................       59,731         76,240
   Distributions reinvested .............................................        8,108          3,117
   Payment for shares redeemed ..........................................      (38,116)       (48,416)
                                                                              --------       --------
      Increase in net assets from fund share transactions ...............       29,723         30,941
                                                                              --------       --------
NET INCREASE IN NET ASSETS ..............................................       69,703         16,846

NET ASSETS
   Beginning of Period ..................................................      120,070        103,224
                                                                              --------       --------
   End of Period ........................................................     $189,773       $120,070
                                                                              ========       ========
Analysis of fund share transactions:
   Sold .................................................................        4,095          5,465
   Reinvested ...........................................................          495            244
   Redeemed .............................................................       (2,697)        (3,640)
                                                                              --------       --------
Net increase in fund shares outstanding .................................        1,893          2,069
                                                                              ========       ========

See notes to financial statements

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                    Small Cap Value Fund
                                                          -----------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                          -----------------------------------------------------------------------
                                                                                                                     Period from
                                                                                                                    August 31, to
                                                                                                                     December 31,
                                                            2003           2002 (h)      2001 (g)        2000          1999 (f)
                                                          --------         --------      --------      -------      -------------
Net Assets Value at Beginning of Period ...............   $  12.55         $  13.76      $  11.70      $ 10.13        $10.00
Income from Investment Operations:
   Net Investment Income ..............................       0.09             0.08          0.09         0.01
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ..................................       4.66            (0.96)         2.14         3.37          0.49
                                                          --------         --------      --------      -------        ------
   Total From Investment Operations ...................       4.75            (0.88)         2.23         3.38          0.49
Less Distributions:
   Distribution from Net Investment Income ............      (0.09)           (0.09)        (0.09)       (0.01)
   Distribution from Net Realized Gains on
      Investments .....................................      (0.65)           (0.24)        (0.08)       (1.80)        (0.36)
                                                          --------         --------      --------      -------        ------
   Total Distributions ................................      (0.74)           (0.33)        (0.17)       (1.81)        (0.36)
                                                          --------         --------      --------      -------        ------
Net Assets Value at End of Period .....................   $  16.56         $  12.55      $  13.76      $ 11.70        $10.13
                                                          ========         ========      ========      =======        ======
Total Investment Return(b) ............................      37.97%           (6.43)%       19.10%       34.19%         5.08%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net
      Assets ..........................................       1.05%(e)(i)      1.04%(e)      1.05%(e)     1.05%(e)      1.05%(d)(e)
   Ratio of Net Investment Income (Loss) to Average
      Net Assets ......................................       0.67%            0.62%         0.87%        0.13%        (0.12)%(d)
   Portfolio Turnover Rate ............................      29.95%           41.46%        60.36%      220.80%        51.97%(c)
Net Assets End of Period (000s Omitted) ...............   $189,773         $120,070      $103,224      $29,436        $5,570

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.06%, 1.04%, 1.08%, 1.29%, and 1.61% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(f)  Commencement of operations.

(g) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.

(h) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.

(i) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Market
                   Name of Issuer                               Shares    Value
                   --------------                              -------   ------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.1%
   Curtiss Wright Corp. - Cl. B ............................    30,000   $ 1,347
   EDO Corp. ...............................................    26,400       651
                                                                         -------
                                                                           1,998

Air Freight & Couriers - 0.6%
   United Technologies Worldwide, Inc. .....................    28,100     1,066

Auto Components - 0.3%
   Spartan Motors, Inc. ....................................    60,800       614

Banks - 6.8%
   Bank of Bermuda, Ltd. ...................................    31,400     1,412
   Century Bancorp, Inc. - Cl. A ...........................    16,100       571
   Community First Bankshares, Inc. ........................    55,600     1,609
   East West Bancorp, Inc. * ...............................    32,000     1,718
   Financial Federal Corp. .................................    13,500       412
   First Republic Bank * ...................................    46,100     1,650
   FirstMerit Corp. ........................................    36,600       987
   Silicon Valley Bancshares * .............................    53,400     1,926
   Texas Regional Bancshares, Inc. .........................    60,800     2,250
   The Trust Company of New Jersey .........................     7,300       290
                                                                         -------
                                                                          12,825

Beverages - 0.6%
   Robert Mondavi Corp. - Cl. A * ..........................    15,300       594
   Symyx Technologies, Inc. * ..............................    23,800       489
                                                                         -------
                                                                           1,083

Building Products - 2.4%
   Ameron International Corp. ..............................    23,800       826
   Simpson Manufacturing, Inc. * ...........................    28,100     1,429
   Trex, Inc. * ............................................     8,500       323
   WCI Communities, Inc. * .................................    95,100     1,960
                                                                         -------
                                                                           4,538

Chemicals - 1.5%
   Airgas, Inc. * ..........................................    53,200     1,142
   Arch Chemicals, Inc. ....................................    38,500       988
   MacDermid, Inc. .........................................    21,400       733
                                                                         -------
                                                                           2,863

Commercial Services & Supplies - 5.0%
   Casella Waste Systems, Inc. - Cl. A * ...................    82,000     1,123
   CSS Industries, Inc. * ..................................    33,450     1,037
   G & K Services, Inc. - Cl. A ............................    30,100     1,106
   McGrath Rent Corp. ......................................    37,000     1,008
   MPS Group, Inc. * .......................................   107,000     1,000
   Right Management Consultants, Inc. * ....................    31,000       579
   Standard Commercial Corp. * .............................    56,000     1,124
   United Stationers, Inc. * ...............................    49,000     2,005
   Waste Connections, Inc. * ...............................    14,000       529
                                                                         -------
                                                                           9,511

Communications Equipment - 1.1%
   Cable Design Technologies Corp. * .......................   238,700     2,146

Construction & Engineering - 1.5%
   EMCOR Group, Inc. * .....................................    11,100   $   487
   Insituform Technologies, Inc. - Cl. A * .................    63,100     1,041
   Maximus, Inc. * .........................................    31,600     1,237
                                                                         -------
                                                                           2,765

Construction Materials - 1.6%
   Carlisle Cos., Inc. .....................................    15,900       968
   Florida Rock Industries, Inc. ...........................    25,900     1,420
   Granite Construction, Inc. ..............................    30,900       726
                                                                         -------
                                                                           3,114

Containers & Packaging - 1.2%
   AptarGroup, Inc. ........................................    40,900     1,595
   Myers Industries, Inc. ..................................    49,000       594
                                                                         -------
                                                                           2,189

Diversified Financials - 5.1%
   Allied Capital Corp. ....................................    68,600     1,912
   American Capital Strategies, Ltd. .......................    63,300     1,882
   First Financial Fund, Inc. * ............................    58,200     1,029
   Investment Technology Group, Inc. * .....................    19,300       312
   Ishares Russell .........................................    20,000     3,208
   Triad Guaranty, Inc. * ..................................    26,000     1,309
                                                                         -------
                                                                           9,652

Electric Utilities - 2.9%
   Black Hills Corp. .......................................    59,600     1,778
   Cleco Corp. .............................................    62,600     1,126
   El Paso Electric Co. * ..................................    90,000     1,201
   Otter Tail Power Co. ....................................    22,200       593
   PNM Resources, Inc. .....................................    32,200       905
                                                                         -------
                                                                           5,603

Electrical Equipment - 1.6%
   Deswell Industries, Inc. ................................    43,500     1,131
   Littelfuse, Inc. * ......................................    33,000       951
   The Genlyte Corp. * .....................................    18,000     1,051
                                                                         -------
                                                                           3,133

Electronic Equipment & Instruments - 3.1%
   Analogic Corp. ..........................................    10,800       443
   C&D Technologies, Inc. ..................................    39,600       759
   Electro Rent Corp. * ....................................    92,300     1,231
   Franklin Electric Co., Inc. .............................    20,200     1,222
   Methode Electronics, Inc. - Cl. A .......................    29,100       356
   Technitrol, Inc. * ......................................    31,100       645
   Ultimate Electronics, Inc. * ............................    52,400       400
   Woodward Governor Co. ...................................    13,400       761
                                                                         -------
                                                                           5,817

Energy Equipment & Services - 2.3%
   Atwood Oceanics, Inc. * .................................    18,900       604
   Carbo Ceramics, Inc. ....................................    24,900     1,276
   Lone Star Technologies, Inc. * ..........................    54,900       877
   Tetra Technologies, Inc. * ..............................    45,600     1,105

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Market
                Name of Issuer                                  Shares    Value
                --------------                                 -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Energy Equipment & Services - Continued
   West Hampshire Energy Services, Inc. * ..................    27,700   $   449
                                                                         -------
                                                                           4,311

Finance - 0.4%
   Sky Financial Group, Inc. ...............................    32,600       846

Food & Drug Retailing - 1.9%
   Casey's General Stores, Inc. * ..........................   133,500     2,358
   Sonic Corp. * ...........................................    23,000       704
   Wild Oats Markets, Inc. * ...............................    37,000       478
                                                                         -------
                                                                           3,540

Food Products - 1.9%
   American Italian Pasta Co. * ............................    16,200       679
   NBTY, Inc. * ............................................    48,600     1,305
   Riviana Foods, Inc. Delaware ............................    15,500       425
   Sensient Technologies Corp. .............................    57,000     1,127
                                                                         -------
                                                                           3,536

Gas Utilities - 0.8%
   New Jersey Resources Corp. ..............................    21,800       839
   WGL Holdings, Inc. ......................................    27,300       759
                                                                         -------
                                                                           1,598

Health Care Equipment & Supplies - 2.2%
   Arrow International, Inc. ...............................    19,600       490
   Landauer, Inc. ..........................................    17,500       714
   Owens & Minor, Inc. .....................................    67,900     1,488
   PolyMedica Corporation * ................................    55,400     1,457
                                                                         -------
                                                                           4,149

Health Care Providers & Services - 2.5%
   Amerigroup Corp. * ......................................    30,000     1,280
   Amsurg Corp. ............................................     9,400       356
   Capital Senior Living Corp. * ...........................   125,000       735
   Corvel Corp. ............................................    14,700       553
   Covance, Inc. * .........................................    41,100     1,101
   Healthcare Services Group, Inc. .........................    38,100       735
                                                                         -------
                                                                           4,760

Hotels Restaurants & Leisure - 2.1%
   CEC Entertainment, Inc. * ...............................    24,300     1,152
   Interstate Hotels & Resorts * ...........................    70,200       376
   Rare Hospitality International, Inc. * ..................    42,000     1,026
   Ruby Tuesday, Inc. ......................................    50,000     1,424
                                                                         -------
                                                                           3,978

Household Durables - 1.7%
   Meritage Corp. * ........................................    13,700       909
   Skyline Corp. ...........................................    28,500       994
   Stanley Furniture Co., Inc. * ...........................    27,400       863
   Yankee Candle, Inc. * ...................................    14,900       407
                                                                         -------
                                                                           3,173

Household Products - 0.6%
   Mathews International Corp. * ...........................    38,500     1,139

Insurance - 7.0%
   Delphi Financial Group, Inc. - Cl. A * ..................    33,750   $ 1,215
   IPC Holdings, Ltd. ......................................    22,600       880
   Markel Corp. * ..........................................     3,800       963
   Max Re Capital, Ltd. ....................................    72,000     1,616
   Platinum Underwriters Holdings ..........................    43,500     1,305
   Proassurance Corp. * ....................................    58,200     1,871
   Reinsurance Group of America ............................    49,100     1,898
   RLI Corp. ...............................................    15,400       577
   Scottish Annuity & Life .................................    85,400     1,774
   Universal American Financial Corp. * ....................   115,000     1,140
                                                                         -------
                                                                          13,239

Internet & Catalog Retail - 0.4%
   Jersey Jill Group, Inc. * ...............................    63,300       805

Internet Software & Services - 0.3%
   Websense, Inc. * ........................................    22,000       643

Leisure Equipment & Products - 0.6%
   SCP Pool Corp. * ........................................    35,000     1,144

Machinery - 4.4%
   Albany International Corp. - Cl. A ......................    40,200     1,363
   IDEX Corp. ..............................................    27,600     1,148
   JLG Industries, Inc. ....................................    37,900       577
   Kadant, Inc. * ..........................................    53,900     1,167
   Nordson Corp. ...........................................    39,800     1,374
   Quixote Corp. ...........................................    43,600     1,064
   Thomas Industries, Inc. .................................    47,800     1,657
                                                                         -------
                                                                           8,350

Marine - 0.5%
   Kirby Corp. * ...........................................    25,500       889

Media - 1.1%
   Journal Register Co. * ..................................    55,000     1,138
   Saga Communications, Inc. - Cl. A * .....................    56,000     1,038
                                                                         -------
                                                                           2,176

Metals & Mining - 2.5%
   Aber Diamond Corp. ......................................     9,300       341
   Carpenter Technology Corp. * ............................    51,700     1,529
   Gibraltar Steel Corp. ...................................    38,600       971
   Meridian Gold, Inc. * ...................................    43,000       628
   Penn Virginia Corp. .....................................    23,400     1,302
                                                                         -------
                                                                           4,771

Multi-Utilities - 0.4%
   Vectren Corp. * .........................................    31,900       786

Multiline Retail - 0.7%
   Stage Stores, Inc. * ....................................    16,200       452
   Stein Mart, Inc. * ......................................   107,600       887
                                                                         -------
                                                                           1,339

Oil & Gas - 2.6%
   Encore Acquisition Co. ..................................    39,500       974

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                        Market
                    Name of Issuer                            Shares     Value
                    --------------                           -------   --------
                                                                        (000's)
COMMON STOCK - Continued
Oil & Gas - Continued
   Forest Oil Corp. * ....................................    45,400   $  1,297
   St. Mary Land & Exploration Co. * .....................    51,800      1,476
   Westport Resources Corp. * ............................    37,600      1,123
                                                                       --------
                                                                          4,870
Paper & Forest Products - 1.5%
   Deltic Timber Corp. ...................................    29,100        885
   Potlatch Corp. ........................................    39,400      1,370
   Wausau-Mosinee Paper Corp. ............................    44,200        597
                                                                       --------
                                                                          2,852
Pharmaceuticals - 0.3%
   Diversa Corp. * .......................................    63,600        588
Real Estate Development - 0.9%
   Kilroy Realty Corp. ...................................    50,400      1,651
Real Estate Investment Trust - 7.2%
   Arden Realty Group, Inc. ..............................    15,800        479
   Bedford Property Investors, Inc. ......................    53,400      1,529
   Chelsea Property Group, Inc. ..........................    12,400        680
   East Group Properties, Inc. ...........................    37,000      1,198
   Gables Residential Trust ..............................    35,500      1,233
   Getty Realty Corp .....................................    27,700        724
   Glenborough Realty Trust, Inc .........................    28,100        561
   Innkeepers USA Trust ..................................   130,000      1,088
   LaSalle Hotel Properties ..............................    50,400        935
   Maguire Properties, Inc. ..............................    36,300        882
   PS Business Parks, Inc. ...............................    17,800        735
   RAIT Investment Trust .................................    25,000        640
   Sun Communities, Inc. .................................    45,300      1,753
   Washington Real Estate Investment Trust ...............    44,000      1,285
                                                                       --------
                                                                         13,722
Road & Rail - 3.2%
   Dollar Thrifty Automotive Group, Inc. * ...............    21,500        557
   Genesee & Wyo., Inc. - Cl. A ..........................    56,000      1,764
   Hub Group Inc. * ......................................    29,700        640
   Landstar Systems, Inc. * ..............................    34,000      1,293
   USF Corp ..............................................    32,900      1,125
   Werner Enterprises, Inc. * ............................    39,600        772
                                                                       --------
                                                                          6,151
Semiconductor Equipment & Products - 2.1%
   Atmi, Inc. * ..........................................    25,300        585
   ESS Technology, Inc. * ................................    61,000      1,038
   Exar Corp. * ..........................................    52,000        888
   Mykrolis Corp. * ......................................    59,000        949
   Pericom Semiconductor Corp. * .........................    47,300        504
                                                                       --------
                                                                          3,964
Software - 1.3%
   Black Box Corp ........................................    19,300        889
   Progress Software Corp. * .............................    42,500        869
   SPSS, Inc .............................................    42,800   $    765
                                                                       --------
                                                                          2,524
Specialty Retail - 5.7%
   Aaron Rents, Inc. .....................................    66,650      1,342
   Building Materials Holdings Corp. - Sr.
      Notes ..............................................    78,500      1,219
   Gildan Activewear, Inc. - Cl. A * .....................       800         25
   Hancock Fabrics, Inc. .................................    55,000        796
   Haverty Furniture Co., Inc. ...........................    77,600      1,541
   Hibbett Sporting Goods, Inc. * ........................    51,000      1,520
   O'Reilly Automotive, Inc. * ...........................    60,400      2,317
   Shoe Carnival, Inc. * .................................    30,200        537
   TBC Corp. * ...........................................    61,100      1,577
                                                                       --------
                                                                         10,874
Textiles & Apparel - 0.9%
   Culp, Inc. * ..........................................    36,200        395
   Cutter & Buck, Inc. * .................................    68,200        640
   Unifi, Inc. * .........................................   101,300        653
                                                                       --------
                                                                          1,688
Tobacco - 0.9%
   Universal Corp. * .....................................    38,400      1,696
                                                                       --------
            TOTAL COMMON STOCK-                                 97.3%   184,668

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 8.4%
   State Street Navigator Securities Lending
     Portfolio ...........................................   $15,973     15,973
SHORT-TERM INVESTMENTS - 2.3%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ................................     4,442      4,442
                                                             -------   --------
               TOTAL INVESTMENTS- ........................     108.0%   205,083
         Payables, less cash and receivables- ............      (8.0)%  (15,310)
                                                             -------   --------
                  NET ASSETS- ............................     100.0%  $189,773
                                                             =======   ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Small Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04          $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04            31,156
Mortgage Int. Networking, 0.98%, due 01/02/04             50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04          49,994
UBS Finance LLC, 1.02%, due 01/02/04                       3,917
UBS Finance LLC, 1.05%, due 01/02/04                       4,088
UBS Finance LLC, 0.96%, due 01/02/04                      35,000
                                                        --------
   Joint Trading Account Totals                         $385,633
                                                        ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $15,338                   $15,973

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.95% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $12 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $18.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     John Hancock has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. and Wellington Management Company, LLP, with respect to the Fund. Each is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
$62,910           $42,380

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $170,416       $37,355       $(2,688)        $34,667

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily related to certain securities sold at a loss and to certain distributions received from investments in Real Estate Investment Trusts. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed       Undistributed Net       Capital Loss   Net Unrealized
Ordinary Income   Long-Term Capital Gain   Carryforwards     Appreciation
---------------   ----------------------   -------------   ---------------
     $67                  $449                  $--            $34,667

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $2,961                $5,147                 $   --
2002            885                 1,001                  1,231

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Positions Held     Principal Occupation(s)
Name, Address and Age                With Trust       During Past Five Years
--------------------------------   --------------   ---------------------------
Elizabeth G. Cook (age 66)             Trustee      Expressive Arts Therapist,
c/o John Hancock Variable Series                    Dana-Farber Cancer
Trust I                                             Institute; President, The
John Hancock Place                                  Advertising Club of Greater
Boston, Massachusetts 02117                         Boston

Diane C. Kessler (age 57)              Trustee      Executive Director,
c/o John Hancock Variable Series                    Massachusetts Council of
Trust I                                             Churches
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
-------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                   Positions Held     Principal Occupation(s)
Name, Address and Age                With Trust       During Past Five Years
--------------------------------   --------------   ---------------------------
Robert Verdonck (age 58)               Trustee      President and Chief
c/o John Hancock Variable Series                    Executive Officer, East
Trust I                                             Boston Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)          Trustee      Associate Professor and
c/o John Hancock Variable Series                    Graduate Dean, The Graduate
Trust I                                             School of the Wallace G.
John Hancock Place                                  Carroll School of
Boston, Massachusetts 02117                         Management, Boston College

            Trustees Affiliated with the Trust and Officers of the Trust

                                   Positions Held     Principal Occupation(s)
Name, Address and Age                With Trust       During Past Five Years
--------------------------------   --------------   ---------------------------
Michele G. Van Leer* (age 46)       Chairman and    Senior Vice President,
John Hancock Place                     Trustee      Product Management, John
Boston, Massachusetts 02117                         Hancock Life Insurance
                                                    Company; Vice Chairman,
                                                    President & Director, John
                                                    Hancock Variable Life
                                                    Insurance Company

Kathleen F. Driscoll* (age 47)     Vice Chairman,   Senior Vice President,
John Hancock Place                    President     Signator Brokerage, John
Boston, Massachusetts 02117          and Trustee    Hancock Life Insurance
                                                    Company; Vice President
                                                    Corporate Communications,
                                                    John Hancock Life Insurance
                                                    Company

Jude A. Curtis (age 45)              Compliance     Vice President and Chief
John Hancock Place                     Officer      Investment Compliance
Boston, Massachusetts 02117                         Officer, John Hancock Life
                                                    Insurance Company; formerly
                                                    Second Vice President and
                                                    Counsel, Office of Business
                                                    Conduct; John Hancock Life
                                                    Insurance Company; formerly
                                                    a Partner at Hale and Dorr
                                                    LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustees Affiliated with the Trust and Officers of the Trust--Continued

                                   Positions Held      Principal Occupation(s)
Name, Address and Age                With Trust        During Past Five Years
--------------------------------   --------------   ----------------------------
Janet Wang (age 35)                   Assistant     Compliance Specialist, John
John Hancock Place                   Compliance     Hancock Life Insurance
Boston, Massachusetts 02117            Officer      Company

Raymond F. Skiba (age 58)             Treasurer     Director of Fund Operations,
John Hancock Place                                  John Hancock Life Insurance
Boston, Massachusetts 02117                         Company

Gladys C. Millan (age 57)             Assistant     Manager of Fund Operations,
John Hancock Place                    Treasurer     John Hancock Life Insurance
Boston, Massachusetts 02117                         Company

Karen Q. Visconti (age 50)            Secretary     Director, Product & Market
John Hancock Place                                  Management, John Hancock
Boston, Massachusetts 02117                         Life Insurance Company

Arnold R. Bergman (age 53)            Assistant     Senior Counsel, Law
John Hancock Place                    Secretary     Department, John Hancock
Boston, Massachusetts 02117                         Life Insurance company;
                                                    formerly Vice President,
                                                    General Counsel and
                                                    Secretary, First Variable
                                                    Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Value Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Small/Mid Cap CORE(SM) Fund
Goldman Sachs Asset Management, L.P.                          Jones/Brown/Pinter
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 45.15% underperforming its benchmark, the
     Russell 2500 Index.

..    The Fund underperformed its benchmark due to unfavorable stock selection and sector allocation exposures. Stock selection detracted especially within the information technology and consumer discretionary sectors.

..    The CORE themes (Momentum, Valuation, Profitability, Earnings Quality,
     Analyst Sentiment and Management Impact) had mixed results for the year, but were positive overall. Valuation was the biggest positive contributor to excess returns for 2003, as inexpensive companies outperformed their more richly valued industry counterparts. Profitability also contributed positively as owning companies with strong profit margins and operating efficiency proved to be beneficial. Management Impact, Earnings Quality and Momentum modestly boosted relative returns, while Analyst Sentiment was the only theme to detract for the year.

..    Positive absolute performance was driven mainly by strong returns in the
     Financial and Information Technology sectors.

..    The Fund seeks to maintain size and sector weightings similar to its benchmark. The manager seeks to add value versus the Russell 2500 Index by overweighting stocks that are more likely to beat the benchmark, while underweighting stocks that are believed to lag the Index.

..    The manager employs a CORE approach -- computer optimized, research enhanced -- using quantitative techniques to identify cheap stocks with good momentum, companies about which fundamental research analysts are becoming more positive, and that have strong profit margins and sustainable earnings that employ their capital to enhance shareholder value.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 4/30/98
(Fund Inception Date)

             Small/Mid Cap       Russell
             CORE(SM) Fund   2500(TM) Index
             -------------   --------------
4/30/98        10,000.00        10,000.00
06/30/1998      9,721.11         9,547.44
07/31/1998      9,039.64         8,891.53
08/31/1998      7,377.35         7,214.59
09/30/1998      7,776.24         7,726.83
10/30/1998      7,960.07         8,149.48
11/30/1998      8,422.14         8,552.88
12/31/1998      9,018.54         9,071.19
01/29/1999      8,940.19         9,055.77
02/26/1999      8,305.30         8,460.80
03/31/1999      8,438.16         8,641.86
04/30/1999      9,171.89         9,415.31
05/28/1999      9,250.51         9,561.25
06/30/1999      9,810.43        10,058.43
07/30/1999      9,647.63         9,860.28
08/31/1999      9,346.73         9,551.66
09/30/1999      9,224.22         9,409.34
10/29/1999      9,430.02         9,615.40
11/30/1999      9,887.43        10,158.67
12/31/1999     10,870.98        11,260.89
01/31/2000     10,456.08        11,001.89
02/29/2000     11,807.00        12,590.56
03/31/2000     11,699.80        12,397.92
04/28/2000     11,257.23        11,730.91
05/31/2000     10,720.20        11,167.83
06/30/2000     11,414.25        11,901.56
07/31/2000     11,266.93        11,598.07
08/31/2000     12,208.17        12,596.66
09/29/2000     11,765.57        12,187.27
10/31/2000     11,467.29        11,853.34
11/30/2000     10,396.42        10,810.24
12/29/2000     11,374.55        11,741.01
01/31/2001     11,642.32        12,127.29
02/28/2001     10,940.08        11,346.29
03/30/2001     10,295.97        10,723.38
04/30/2001     11,153.18        11,670.25
05/31/2001     11,433.38        12,021.53
06/30/2001     11,546.24        12,192.23
07/31/2001     11,242.21        11,755.75
08/31/2001     10,944.71        11,370.16
09/28/2001      9,571.68         9,898.86
10/31/2001      9,991.95        10,410.63
11/30/2001     10,814.32        11,252.85
12/31/2001     11,435.35        11,884.14
01/31/2002     11,422.93        11,736.78
02/28/2002     11,362.86        11,531.38
03/30/2002     12,211.41        12,328.20
04/30/2002     12,368.07        12,297.38
05/31/2002     11,981.00        11,937.07
06/30/2002     11,396.59        11,265.01
07/31/2002      9,983.60         9,921.09
08/31/2002     10,115.87         9,950.86
09/28/2002      9,327.27         9,162.75
10/31/2002      9,531.91         9,461.46
11/30/2002     10,096.93        10,233.51
12/31/2002      9,698.01         9,770.95
01/31/2003      9,440.15         9,511.04
02/28/2003      9,165.75         9,282.78
03/30/2003      9,203.10         9,370.96
04/30/2003      9,969.24        10,205.92
05/31/2003     10,953.05        11,209.16
06/30/2003     11,168.58        11,423.25
07/31/2003     11,739.43        12,037.83
08/31/2003     12,180.83        12,595.18
09/28/2003     12,136.15        12,423.88
10/31/2003     13,152.78        13,405.37
11/30/2003     13,783.61        13,909.41
12/31/2003     14,076.75        14,216.81

Value on 12/31/03:
------------------
$14,077 Small/Mid Cap CORE (SM) Fund
$14,217 Russell 2500(TM) Index

MORNINGSTAR CATEGORY+:
.. Mid Cap Blend

MORNINGSTAR RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR RATING+:
.. **** (VL/VUL)
.. **** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                        % of
                                       Assets
                                       ------
Sunoco, Inc.                            1.6%
Northeast Utilities                     1.5%
Bank Hawaii Corp.                       1.5%
R.J. Reynolds Tobacco Holdings, Inc.    1.5%
HRPT Properties Trust                   1.5%
LandAmerica Financial Group, Inc.       1.4%
Silicon Valley Bancshares               1.4%
Kos Pharmaceuticals, Inc.               1.4%
United Stationers, Inc.                 1.2%
ITT Educational Services, Inc.          1.2%

AVERAGE ANNUAL TOTAL RETURNS*

                                      Small/Mid Cap   Russell 2500(TM)
                                      CORE(SM) Fund         Index
                                      -------------   ----------------
1 Year                                    45.15%          45.50%
3 Years                                    7.36            6.59
5 Years                                    9.31            9.40
Since Inception (5/1/98)                   6.21            6.41

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                          % of                                  % of
                         Assets                                Assets
                         ------                                ------
Financials               20.84%   Energy                        5.13%
Information Technology   17.84%   Consumer Staples              5.03%
Consumer Discretionary   16.97%   Telecommunication Services    2.62%
Industrials              14.46%   Materials                     2.59%
Health Care              11.99%   Utilities                     2.53%

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts. VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 136 VL/VUL subaccounts and 299 VA subaccounts in the Morningstar Mid Cap Blend category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $11,397 of securities
   loaned (Note B)) ................................................   $ 77,628
Net unrealized appreciation on investments .........................     14,928
Short-term investments at value ....................................     13,035
                                                                       --------
      Total investments ............................................    105,591
Cash ...............................................................         83
Futures Segregation ................................................         84
Receivables for:
   Dividends .......................................................         78
                                                                       --------
Total assets .......................................................    105,836
                                                                       --------

LIABILITIES
Payables for:
   Fund shares purchased ...........................................         77
   Futures contracts variation margin ..............................         20
   Collateral for securities on loan ...............................     11,835
   Other liabilities ...............................................          2
                                                                       --------
Total liabilities ..................................................     11,934
                                                                       --------
Net assets .........................................................   $ 93,902
                                                                       ========
Shares of beneficial interest outstanding ..........................      8,555
                                                                       --------
Net asset value per share ..........................................   $  10.98
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $ 79,046
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................       (118)
   Net unrealized appreciation of:
      Investments ..................................................     14,928
      Futures ......................................................         46
                                                                       --------
Net assets .........................................................   $ 93,902
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    17
      Dividends .....................................................       976
      Securities lending ............................................        66
                                                                        -------
Total investment income .............................................     1,059
                                                                        -------
EXPENSES
      Investment advisory fee .......................................       695
      Auditors fees .................................................         8
      Custodian fees ................................................        72
      Legal fees ....................................................         4
      Printing & mailing fees .......................................         5
      Trustees' fees ................................................         2
      Other fees ....................................................         2
                                                                        -------
Total expenses ......................................................       788
      Less expenses reimbursed ......................................       (27)
                                                                        -------
Net expenses ........................................................       761
                                                                        -------
Net investment income ...............................................       298
                                                                        -------
REALIZED AND UNREALIZED GAIN
   Net realized gain on:
      Investments ...................................................     7,364
      Financial futures contracts ...................................       413
   Change in unrealized appreciation on:
      Investments ...................................................    18,452
      Futures .......................................................        48
                                                                        -------
Net realized and unrealized gain ....................................    26,277
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $26,575
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                              Year Ended     Year Ended
                                                                             December 31,   December 31,
                                                                                 2003           2002
                                                                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .................................................     $    298       $    229
   Net realized gain (loss) ..............................................        7,777         (3,813)
   Change in net unrealized appreciation (depreciation) ..................       18,500         (4,661)
                                                                               --------       --------
      Net increase (decrease) in net assets resulting from operations ....       26,575         (8,245)
Distributions to shareholders from:
   Net investment income .................................................         (308)          (227)
   Realized gains ........................................................       (7,773)
   Capital paid-in .......................................................                          (2)
                                                                               --------       --------
      Decrease in net assets resulting from distributions ................       (8,081)          (229)
From fund share transactions:
   Proceeds from shares sold .............................................       57,643         53,157
   Distributions reinvested ..............................................        8,081            229
   Payment for shares redeemed ...........................................      (38,459)       (43,215)
                                                                               --------       --------
      Increase in net assets from fund share transactions ................       27,265         10,171
                                                                               --------       --------
NET INCREASE IN NET ASSETS ...............................................       45,759          1,697
NET ASSETS
   Beginning of Period ...................................................       48,143         46,446
                                                                               --------       --------
   End of Period .........................................................     $ 93,902       $ 48,143
                                                                               ========       ========
Analysis of fund share transactions:
   Sold ..................................................................        5,991          5,734
   Reinvested ............................................................          744             26
   Redeemed ..............................................................       (3,991)        (4,680)
                                                                               --------       --------
Net increase in fund shares outstanding ..................................        2,744          1,080
                                                                               ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                   Small Mid Cap CORE Fund
                                                                -----------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                -----------------------------------------------------------
                                                                  2003         2002        2001          2000         1999
                                                                -------      -------      -------      -------      -------

Net Assets Value at Beginning of Period .....................   $  8.28      $  9.82      $  9.82      $  9.82      $  9.02
Income from Investment Operations:
   Net Investment Income ....................................      0.04         0.04         0.05         0.05         0.02
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ........................................      3.69        (1.54)                     0.39         1.77
                                                                -------      -------      -------      -------      -------
   Total From Investment Operations .........................      3.73        (1.50)        0.05         0.44         1.79
Less Distributions: .........................................
   Distribution from Net Investment Income ..................     (0.04)       (0.04)       (0.05)       (0.05)       (0.03)
   Distribution from Net Realized Gains on Investments ......     (0.99)                                 (0.32)       (0.96)
   Distribution from Excess of Net Investment Income/Gains...                                            (0.05)
   Distribution from Capital Paid-in ........................                                            (0.02)
                                                                -------      -------      -------      -------      -------
   Total Distributions ......................................     (1.03)       (0.04)       (0.05)       (0.44)       (0.99)
                                                                -------      -------      -------      -------      -------
Net Assets Value at End of Period ...........................   $ 10.98      $  8.28      $ 9.82       $  9.82      $  9.82
                                                                =======      =======      =======      =======      =======
Total Investment Return(b) ..................................     45.15%      (15.19)%       0.53%        4.63%       20.54%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ........      1.15%(c)     0.96%(c)     0.90%(c)     0.90%(c)     0.94%(c)
   Ratio of Net Investment Income to Average Net Assets .....      0.45%        0.50%        0.52%        0.56%        0.30%
   Portfolio Turnover Rate ..................................    125.00%      125.11%       96.88%       94.78%      109.12%
Net Assets End of Period (000s Omitted) .....................   $93,902      $48,143      $46,446      $21,636      $ 8,248

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.19%, 1.12%, 1.15%, 1.23%, and 2.24%, for the years ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                          Market
                    Name of Issuer                             Shares     Value
                    --------------                            --------   -------
                                                                         (000's)

COMMON STOCK

Aerospace & Defense - 1.3%
   Curtiss Wright Corp.....................................    13,000     $  585
   Engineered Support Systems, Inc. * .....................     7,200        396
   Esterline Technologies Corp. * .........................     2,800         75
   Kaman Corp. - Cl. A ....................................     4,000         51
   Sequa Corp. - Cl. A ....................................     2,000         98
                                                                          ------
                                                                           1,205

Airlines - 0.3%
   Alaska Air Group, Inc. * ...............................     7,900        216
   America West Holdings Corp. - Cl. B * ..................     6,700         83
                                                                          ------
                                                                             299

Auto Components - 0.7%
   Autoliv, Inc. ..........................................    11,500        433
   Dura Automotive Systems, Inc. * ........................     6,300         81
   Goodyear Tire & Rubber Co. * ...........................    12,500         98
                                                                          ------
                                                                             612

Automobiles - 0.3%
   Lithia Motors, Inc. - Cl. A * ..........................     9,400        237

Banks - 6.2%
   Associated Banc-Corp. ..................................     7,550        322
   BancorpSouth, Inc. .....................................     3,175         75
   Bank Hawaii Corp. ......................................    32,800      1,384
   Brookline Bancorp, Inc. ................................     5,600         86
   City National Corp. ....................................     1,400         87
   Commerce Bancshares, Inc. ..............................     6,173        303
   Community Bank Systems, Inc. * .........................     1,700         83
   Corus Bankshares, Inc. .................................     4,600        145
   First Citizens BancShares, Inc. - Cl. A ................     1,200        146
   Flagstar Bancorp, Inc. .................................    19,300        413
   Hancock Holding Co. ....................................     1,550         84
   Hibernia Corp. - Cl. A .................................    14,700        345
   Independence Community Bank Corp. ......................     2,200         79
   IndyMac Mortgage Holdings, Inc. ........................     5,900        176
   International Bancshares Corp. .........................     2,200        104
   Omega Financial Corp. ..................................       600         23
   PFF Bancorp, Inc. * ....................................     7,080        257
   R&G Financial Corp. - Cl. B ............................     6,800        271
   Silicon Valley Bancshares * ............................    35,700      1,288
   Texas Regional Bancshares, Inc. ........................     1,750         65
   Trustmark Corp. ........................................     3,200         94
   United Community Financial Corp. .......................     1,900         22
                                                                          ------
                                                                           5,852

Biotechnology - 3.5%
   Affymetrix, Inc. * .....................................    32,900        810
   Applera Corp. - Celera Genomics Group * ................     6,400         89
   Gene Logic, Inc. * .....................................    17,700         92
   General Probe, Inc. * ..................................     7,800        284
   IDEXX Laboratories, Inc. * .............................    14,300        662
   Invitrogen Corp. * .....................................     3,000        210
   Neurocrine Biosciences, Inc. * .........................    13,900        758
Biotechnology - Continued
   Vicuron Pharmaceuticals, Inc. * ........................    22,300     $  416
                                                                          ------
                                                                           3,321

Building Products - 1.3%
   Griffon Corp. * ........................................    19,300        391
   Lennox International, Inc. .............................     8,300        139
   Universal Forest Products, Inc. ........................     6,900        222
   USG Corp. ..............................................    13,300        220
   York International Corp. ...............................     7,900        291
                                                                          ------
                                                                           1,263

Chemicals - 0.5%
   Arch Chemicals, Inc. ...................................     4,500        115
   Central Garden & Pet Co. ...............................     4,200        118
   Lubrizol Corp. .........................................     2,300         75
   PolyOne Corp. ..........................................    18,800        120
                                                                          ------
                                                                             428

Commercial Services & Supplies - 9.1%
   Arbitron, Inc. * .......................................    20,000        834
   CDI Corp. * ............................................     2,600         85
   Consolidated Graphics, Inc. * ..........................     3,000         95
   Convergys Corp. * ......................................    54,900        959
   CSG Systems International, Inc. * ......................    27,500        343
   Decode Genetics, Inc. ..................................    20,100        165
   Deluxe Corp. * .........................................    22,200        918
   Factset Research Systems, Inc. .........................     7,400        283
   Gabelli Asset Management, Inc. - Cl. A * ...............     9,600        382
   Ikon Office Solutions, Inc. * ..........................    11,500        136
   ITT Educational Services, Inc. * .......................    23,000      1,080
   Memberworks, Inc. ......................................     4,400        120
   MPS Group, Inc. * ......................................    28,100        263
   NCO Group, Inc. * ......................................     2,800         64
   Pre-Paid Legal Services, Inc. * ........................    14,900        389
   Ruddick Corp. ..........................................     5,000         89
   Standard Register Co. ..................................     3,000         50
   StarTek, Inc. * ........................................     2,200         90
   Steelcase, Inc. - Cl. A ................................     6,400         92
   TeleTech Holdings, Inc. * ..............................    12,000        136
   Unifirst Corp. .........................................     4,900        116
   United Stationers, Inc. * ..............................    28,200      1,154
   Ventana Medical Systems, Inc ...........................     4,700        185
   Watsco, Inc. ...........................................    15,500        352
   West Corp. * ...........................................     8,000        186
                                                                          ------
                                                                           8,566
Communications Equipment - 4.2%
   Advanced Fibre Communications, Inc. * ..................    22,000        443
   Aspect Communications Corp. * ..........................    42,200        665
   Audiovox Corp. - Cl. A * ...............................    31,100        399
   Avaya, Inc. * ..........................................    76,200        986
   Brocade Communications Systems, Inc. * .................    16,600         96
   Computer Network Technology * ..........................    20,700        197
   Metro One Telecom, Inc. * ..............................    24,500         64

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Communications Equipment - Continued
   Omnicell, Inc. ...........................................    4,600    $   75
   Plantronics, Inc. * ......................................    8,900       291
   Scientific-Atlanta, Inc. * ...............................   27,300       745
                                                                          ------
                                                                           3,961

Computers & Peripherals - 2.4%
   Electronics for Imaging, Inc. ............................    3,600        94
   Gateway, Inc. * ..........................................   18,200        84
   InFocus Corp. * ..........................................   18,200       176
   Maxtor Corp. * ...........................................   15,300       170
   NCR Corp. * ..............................................   14,700       570
   Safeguard Scientifics, Inc. * ............................   20,200        81
   SanDisk Corp. * ..........................................   12,100       740
   Storage Technology Corp. * ...............................   11,700       301
                                                                          ------
                                                                           2,216

Construction & Engineering - 0.8%
   CCC Information Services Group * .........................    5,000        85
   Quanta Services, Inc. * ..................................   21,900       160
   Spherion Corporation * ...................................   26,400       258
   Washington Group International, Inc. * ...................    7,300       248
                                                                          ------
                                                                             751

Construction Materials - 1.0%
   AMCOL International Corp. ................................    9,100       185
   Carlisle Cos., Inc. ......................................    1,800       109
   Charles River Associates, Inc. * .........................    2,300        74
   Teledyne Technologies, Inc. * ............................    5,400       102
   USEC, Inc. ...............................................   11,300        95
   WSFS Financial Corp. * ...................................    7,700       345
                                                                          ------
                                                                             910

Containers & Packaging - 0.4%
   Chesapeake Corp. .........................................    8,800       233
   Owens-Illinois, Inc. * ...................................   13,600       162
                                                                          ------
                                                                             395

Distributors - 0.6%
   Handleman Co. * ..........................................   28,500       585

Diversified Financials - 4.0%
   AmeriCredit Corp. * ......................................   33,200       529
   BlackRock, Inc. * ........................................   11,300       600
   Doral Financial Corp. ....................................   24,600       794
   Friedman Billings Ramsey Group - Cl. A ...................   10,300       238
   LaBranche & Co., Inc. * ..................................    9,000       105
   New Century Financial Corp. ..............................   25,400     1,008
   Novastar Financial, Inc. .................................    2,000        86
   Nuveen Investments, Inc. - Cl. A .........................   13,600       362
                                                                          ------
                                                                           3,722

Diversified Telecommunication Services - 1.1%
   IDT Corp. * ..............................................   25,500       565
   Time Warner Telecom, Inc. - Cl. A * ......................   43,500       440
                                                                          ------
                                                                           1,005

Electric Utilities - 0.8%
   Avista Corp. .............................................   18,100    $  328
   Duquesne Light Holdings, Inc. ............................    5,300        97
   El Paso Electric Co. * ...................................    6,700        89
   Great Plains Energy, Inc. ................................    2,600        83
   PNM Resources, Inc. ......................................    1,600        45
   Puget Energy, Inc. .......................................    3,700        88
                                                                          ------
                                                                             730

Electric/Gas - 1.5%
   Northeast Utilities ......................................   69,800     1,408

Electrical Equipment - 0.1%
   The Genlyte Corp. * ......................................    1,600        93

Electronic Equipment & Instruments - 3.5%
   Anixter International, Inc. * ............................   12,900       334
   Artesyn Technologies, Inc. ...............................   48,100       410
   Avnet, Inc. ..............................................   45,344       982
   Belden, Inc. * ...........................................    3,200        67
   Cypress Semiconductor Corp. * ............................   13,900       297
   Franklin Electric Co., Inc. ..............................    1,500        91
   Harman International Industries, Inc. * ..................    1,400       104
   Methode Electronics, Inc. - Cl. A ........................    5,300        65
   PerkinElmer, Inc. * ......................................    5,300        90
   Sanmina Corp. * ..........................................   69,000       870
                                                                          ------
                                                                           3,310

Energy Equipment & Services - 1.0%
   Tetra Technologies, Inc. * ...............................    4,500       109
   Universal Compression Holdings, Inc. * ...................   15,600       408
   Veritas DGC, Inc. * ......................................   43,600       457
                                                                          ------
                                                                             974

Food & Drug Retailing - 1.9%
   Charming Shoppes, Inc. * .................................   44,300       239
   Longs Drug Stores Corp. ..................................    7,500       186
   Nash Finch Co. ...........................................    9,900       221
   Pathmark Stores, Inc. * ..................................    8,300        63
   SuperValu, Inc. * ........................................   32,700       935
   The Great Atlantic & Pacific Tea Co., Inc. * .............   12,300       103
                                                                          ------
                                                                           1,747

Food Products - 1.2%
   Flowers Foods, Inc. * ....................................    6,200       160
   Pilgrims Pride Corp. - Cl. B .............................    9,800       160
   Ralcorp Holdings, Inc. * .................................    6,700       210
   USANA Health Sciences ....................................   19,700       603
                                                                          ------
                                                                           1,133

Gas Utilities - 0.1%
   Southwest Gas Corp. ......................................    4,900       110

Health Care Equipment & Supplies - 1.1%
   Advanced Medium Optics, Inc. * ...........................   15,600       307
   Alaris Medical, Inc. * ...................................   13,300       202
   Cytyc Corp. * ............................................    9,600       132

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                             ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued
   Dade Behring Holdings, Inc. ..............................    8,300    $  297
   Haemonetics Corp. * ......................................    4,400       105
                                                                          ------
                                                                           1,043

Health Care Providers & Services - 3.6%
   Apria Healthcare Group, Inc. * ...........................    9,000       256
   eResearch Technology, Inc. * .............................   21,900       557
   Humana, Inc. * ...........................................   37,400       855
   Kindred Healthcare, Inc. * ...............................    6,000       312
   Manor Care, Inc. * .......................................    2,900       100
   Select Medium Corp. * ....................................   20,800       339
   U.S. Oncology, Inc. * ....................................   91,400       983
                                                                          ------
                                                                           3,402

Home Equity Loan - 0.5%
   CompuCredit Corp. * ......................................   23,800       506

Hotels Restaurants & Leisure - 1.6%
   CBRL Group, Inc. * .......................................    8,200       314
   Choice Hotels, Inc. ......................................   15,700       553
   Dave & Busters, Inc. .....................................    6,500        82
   P.F. Chang's China Bistro, Inc. * ........................    2,900       148
   Papa John's International, Inc. * ........................    7,000       234
   Park Place Entertainment Corp. * .........................   12,400       134
   Ryan's Family Steak Houses, Inc. * .......................    4,200        64
                                                                          ------
                                                                           1,529

Household Durables - 0.7%
   NVR, Inc. * ..............................................    1,350       629

Industrial Conglomerates - 0.7%
   Enpro Industries, Inc. * .................................   12,900       180
   Regal Entertainment Group - Cl. A ........................   23,500       482
                                                                          ------
                                                                             662

Insurance - 3.2%
   American Financial Group, Inc. ...........................    7,400       196
   American Medical Security Group, Inc. * ..................    3,500        78
   American National Insurance Co. ..........................    1,000        84
   Amerus Group Co. * .......................................    2,300        80
   LandAmerica Financial Group, Inc. ........................   25,000     1,307
   National Western Life Insurance Co. * ....................      900       139
   Protective Life Corp. ....................................    8,900       301
   Stewart Information Services Corp. * .....................   19,100       775
   The Midland Co. ..........................................    1,800        43
                                                                          ------
                                                                           3,003

Internet & Catalog Retail - 0.1%
   Priceline.com, Inc. * ....................................    7,300       131

Internet Software & Services - 1.3%
   EarthLink, Inc. * ........................................   23,900       239
   eCollege.com * ...........................................    6,100       113
   Internet Security System, Inc. * .........................   19,700       371
   J2 Global Communications, Inc. * .........................    2,600        64
   United Online, Inc. * ....................................   23,000    $  386
                                                                          ------
                                                                           1,173

IT Consulting & Services - 0.3%
   UNOVA, Inc. * ............................................   12,000       275

Leisure Equipment & Products - 0.2%
   Arctic Cat, Inc. .........................................    3,600        89
   K2, Inc. .................................................    5,600        85
                                                                          ------
                                                                             174

Machinery - 1.7%
   Applied Industrial Technologies, Inc. ....................   13,400       320
   Briggs & Stratton Corp. ..................................    3,600       242
   Cummins Engine Co., Inc. .................................    9,400       460
   NACCO Industries, Inc. - Cl. A ...........................    5,900       528
   Stewart & Stevenson Services, Inc. .......................    1,200        17
                                                                          ------
                                                                           1,567

Marine - 0.2%
   Overseas Shipholding Group, Inc. .........................    5,300       180

Media - 3.2%
   Advo, Inc. * .............................................    2,700        86
   Cox Radio, Inc. - Cl. A * ................................   31,400       792
   Hearst-Argyle Television, Inc. * .........................   38,200     1,053
   Insight Communications Company, Inc. * ...................    9,900       102
   McClatchy Newspapers, Inc. - Cl. A .......................    1,600       110
   Netflix Common, Inc. .....................................    2,600       142
   Pulitzer, Inc. ...........................................   11,100       600
   World Wrestling Federation Entertainment, Inc. * .........    9,400       123
                                                                          ------
                                                                           3,008

Metals & Mining - 1.6%
   Carpenter Technology Corp. * .............................   10,400       307
   Coeur D'Alene Mines Corp. ................................   16,500        95
   Commercial Metals Co. ....................................    7,600       231
   Reliance Steel & Aluminum Co. * ..........................    3,000       100
   Ryerson Tull, Inc. .......................................   17,300       198
   Schnitzer Steel Industries, Inc. - Cl. A .................    9,600       581
                                                                          ------
                                                                           1,512

Multiline Retail - 3.1%
   Big Lots, Inc. * .........................................    9,100       129
   Footstar, Inc. * .........................................   15,000        58
   Insight Enterprises, Inc. * ..............................   19,600       368
   Saks, Inc. * .............................................   62,600       942
   Shopko Stores, Inc. * ....................................   33,500       511
   Stage Stores, Inc. * .....................................   21,300       594
   Zale Corp. * .............................................    5,900       314
                                                                          ------
                                                                           2,916

Oil & Gas - 3.9%
   Houston Exploration Co. * ................................   10,500       383
   Oneok, Inc. ..............................................    4,200        93

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                            -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Oil & Gas - Continued
   Patina Oil & Gas Corp. ..................................    13,275   $   650
   Stone Energy Corp. * ....................................     2,700       115
   Sunoco, Inc. * ..........................................    29,400     1,504
   Tesoro Petroleum Corp. * ................................    49,800       725
   Vintage Petroleum, Inc. .................................    17,700       213
                                                                         -------
                                                                           3,683

Paper & Forest Products - 0.8%
   Boise Cascade Corp. * ...................................    24,000       789

Personal Products - 0.6%
   Nu Skin Enterprises, Inc. - Cl. A * .....................    26,300       450
   Perrigo Co. * ...........................................     6,000        94
                                                                         -------
                                                                             544

Pharmaceuticals - 3.0%
   American Pharmaceutical Partners, Inc. *.................    18,650       627
   Endo Pharmaceuticals Holdings * .........................    17,800       343
   Enzon, Inc. * ...........................................    18,000       216
   Kos Pharmaceuticals, Inc. * .............................    29,400     1,265
   LANNETT Co., Inc. * .....................................     3,550        60
   Pharmaceutical Resources, Inc. * ........................     4,700       306
                                                                         -------
                                                                           2,817

Real Estate Investment Trust - 5.1%
   AMLI Residential Properties Trust .......................     2,100        56
   Arden Realty Group, Inc. ................................    35,400     1,074
   CarrAmerica Realty Corp. ................................     2,900        86
   Commercial Net Lease Realty, Inc. .......................     4,900        87
   Entertainment Properties Trust ..........................     6,700       233
   FelCor Lodging Trust, Inc. ..............................     8,500        94
   Glenborough Realty Trust, Inc. ..........................     4,600        92
   Healthcare Realty Trust, Inc. ...........................     4,300       154
   HRPT Properties Trust ...................................   133,400     1,346
   LTC Properties ..........................................    10,500       155
   Mack-Cali Realty LP * ...................................    20,400       849
   National Health, Inc. ...................................     5,000       124
   PAN Pacific Retail Properties, Inc. .....................     2,200       105
   Regency Centers Corp. ...................................     2,100        84
   Senior Housing Trust ....................................    12,100       208
                                                                         -------
                                                                           4,747

Real Estate Operations - 1.1%
   La Quinta Corp. - Cl. B .................................    53,700       344
   LNR Property Corp. ......................................    10,400       515
   Redwood Trust, Inc. .....................................     4,300       219
                                                                         -------
                                                                           1,078

Road & Rail - 1.3%
   Florida East Coast Industries, Inc. .....................     2,900        96
   Hunt Jersey Transport Services, Inc. ....................    17,600       475
   Landstar Systems, Inc. * ................................     1,600        61
   Ryder System, Inc. ......................................    15,000       512
   Werner Enterprises, Inc. * ..............................     4,800        94
                                                                         -------
                                                                           1,238

Semiconductor Equipment & Products - 2.5%
   Amkor Technologies, Inc. * ..............................     5,900   $   107
   Atmel Corp. * ...........................................    29,600       178
   International Rectifier Corp. * .........................     2,200       109
   LSI Logic Corp. * .......................................    85,800       761
   Photronics, Inc. * ......................................    23,000       458
   Silicon Laboratories, Inc. * ............................    16,600       718
                                                                         -------
                                                                           2,331

Software - 2.9%
   Ascential Software Corp. ................................    10,800       280
   FileNet Corp. * .........................................    12,100       328
   Group 1 Software, Inc. ..................................    13,600       240
   Gtech Holdings Corp. ....................................    13,100       648
   Keane, Inc. * ...........................................    14,300       209
   Kronos, Inc. * ..........................................     7,050       279
   QAD, Inc. * .............................................     7,100        87
   SeaChange International, Inc. ...........................    11,500       177
   Sohu.com, Inc ...........................................     4,100       123
   Sybase, Inc. * ..........................................     6,200       128
   Tradestation Group, Inc. ................................    20,300       180
                                                                         -------
                                                                           2,679

Specialty Retail - 2.8%
   Blockbuster, Inc. - Cl. A ...............................    33,400       599
   Brookstone, Inc. * ......................................     4,800       102
   Hughes Supply, Inc. .....................................     2,100       104
   Movie Gallery, Inc. * ...................................     9,900       185
   Petco Animal Supplies, Inc. * ...........................    25,900       789
   Select Comfort Corp. * ..................................    14,000       347
   Sonic Automotive, Inc. - Cl. A * ........................     4,800       110
   The Finish Line - Cl. A * ...............................    13,900       417
                                                                         -------
                                                                           2,653

Textiles & Apparel - 0.7%
   Brown Shoe Co., Inc. * ..................................     2,700       103
   K-Swiss, Inc. - Cl. A ...................................     9,400       226
   Unifi, Inc. * ...........................................    45,000       290
                                                                         -------
                                                                             619

Tobacco - 1.5%
   R.J. Reynolds Tobacco Holdings, Inc. ....................    23,400     1,361

Trading Companies & Distributors - 0.1%
   ACETO Corp. .............................................     4,700       120

Wireless Telecommunications Services - 1.4%
   Telephone and Data Systems, Inc. ........................    10,800       676
   United States Cellular Corp. * ..........................    19,100       678
                                                                         -------
                                                                           1,354
                                                                         -------

      TOTAL COMMON STOCK- ..................................      98.6%   92,556

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                               Par      Market
                     Name of Issuer                           Value      Value
                     --------------                          -------   --------
                                                             (000's)    (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 12.5%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $11,835   $ 11,835

SHORT-TERM INVESTMENTS - 1.3%
   Investment in joint repurchase agreement with
      Goldman Sachs & Co., 0.995% due 01/02/04 ...........     1,200      1,200
                                                             -------   --------
            TOTAL INVESTMENTS- ...........................     112.4%   105,591
         Payables, less cash and receivables- ............     (12.4)%  (11,689)
                                                             -------   --------
               NET ASSETS- ...............................     100.0%  $ 93,902
                                                             =======   ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small/Mid Cap CORE Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Fair value pricing, determined in good faith by the Board of Trustees, may be used by the Fund when current market values are unavailable or when an event occurs after the close of the exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.

     Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Fund, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (GSAM), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. GSAM is responsible for ensuring that the agreement is fully collateralized at all times.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding      Interest Rate     Interest Expenses
---------------------------   ----------------   -----------------
            $328                    1.77%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $11,397                   $11,835

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, open financial futures contracts for the Fund were follows:

                               Open                Expiration   Unrealized
                            Contracts   Position      Month        Gain
                            ---------   --------   ----------   ----------
Russell E Mini 2000 Index       30        Long      March 04       $46
                                                                   ===
     At December 31, 2003, the Fund had deposited $84 in cash in segregated accounts to cover initial margin requirements on open financial futures contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
      1.05%             1.00%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest,

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Han-cock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, the reimbursements paid from John Hancock and JHVLICO were $27 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Goldman Sachs Asset Management, with respect to the Fund. Goldman Sachs Asset Management is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
$100,712           $81,381

The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $90,735       $15,922       $(1,066)         $14,856

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and to certain distributions received from investments in Real Estate Investment Trust. Additionally, as a result, net investment income (loss) and net realized gain (loss) on

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--             $--            $14,856

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003         $6,248                  $594                  $1,239
2002            226                    --                       2

     Included in the Fund's 2003 distributions from ordinary income is $2,609 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                         Positions Held          Principal Occupation(s)
Name, Address and Age                      With Trust             During Past Five Years
--------------------------------   ---------------------   -----------------------------------
Elizabeth G. Cook (age 66)                 Trustee         Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                           Farber Cancer Institute; President,
Trust I                                                    The Advertising Club of Greater
John Hancock Place                                         Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                  Trustee         Executive Director, Massachusetts
c/o John Hancock Variable Series                           Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                                   Disinterested Trustees--Continued

                                       Positions Held           Principal Occupation(s)
Name, Address and Age                    With Trust              During Past Five Years
--------------------------------   ---------------------   --------------------------------
Robert Verdonck (age 58)                   Trustee         President and Chief
c/o John Hancock Variable Series                           Executive Officer, East Boston
Trust I                                                    Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)              Trustee         Associate Professor and Graduate
c/o John Hancock Variable Series                           Dean, The Graduate School of the
Trust I                                                    Wallace G. Carroll School of
John Hancock Place                                         Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                      Positions Held             Principal Occupation(s)
Name, Address and Age                   With Trust                During Past Five Years
--------------------------------   ---------------------   -----------------------------------
Michele G. Van Leer* (age 46)      Chairman and Trustee    Senior Vice President, Product
John Hancock Place                                         Management, John Hancock Life
Boston, Massachusetts 02117                                Insurance Company; Vice Chairman,
                                                           President & Director, John Hancock
                                                           Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)        Vice Chairman,       Senior Vice President, Signator
John Hancock Place                 President and Trustee   Brokerage, John Hancock Life
Boston, Massachusetts 02117                                Insurance Company; Vice President
                                                           Corporate Communications, John
                                                           Hancock Life Insurance Company

Jude A. Curtis (age 45)            Compliance Officer      Vice President and Chief Investment
John Hancock Place                                         Compliance Officer, John Hancock
Boston, Massachusetts 02117                                Life Insurance Company; formerly
                                                           Second Vice President and Counsel,
                                                           Office of Business Conduct; John
                                                           Hancock Life Insurance Company;
                                                           formerly a Partner at Hale and Dorr
                                                           LLP (law firm)

Janet Wang (age 35)                Assistant Compliance    Compliance Specialist, John
John Hancock Place                       Officer           Hancock Life Insurance Company
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                      Positions Held             Principal Occupation(s)
Name, Address and Age                   With Trust                During Past Five Years
---------------------------     ------------------------   ------------------------------------
Raymond F. Skiba (age 58)                Treasurer         Director of Fund Operations, John
John Hancock Place                                         Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)           Assistant Treasurer    Manager of Fund Operations, John
John Hancock Place                                         Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)               Secretary         Director, Product & Market
John Hancock Place                                         Management, John Hancock Life
Boston, Massachusetts 02117                                Insurance Company

Arnold R. Bergman (age 53)          Assistant Secretary    Senior Counsel, Law Department,
John Hancock Place                                         John Hancock Life Insurance
Boston, Massachusetts 02117                                company; formerly Vice President,
                                                           General Counsel and Secretary, First
                                                           Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small/Mid Cap CORE Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small/Mid Cap CORE Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Small/Mid Cap Growth Fund
Wellington Management Company, LLP                                     F. Boggan
--------------------------------------------------------------------------------

..    In 2003, the Fund returned 46.87%, outperforming its benchmark, the Russell
     2500 Growth Index.

..    The Fund outperformed its benchmark primarily due to favorable stock selection decisions broadly across sectors, but most notably within the Financials sector. Sector allocation exposures also added modest value. Stock selection within Health Care detracted from relative performance.

..    The Fund's exposure to the Information Technology sector was the largest contributor to absolute returns. Other major contributors included consumer discretionary, financials and health care sectors. Sanmina SCI and Fairchild Semiconductor, both technology companies, were among the top drivers of absolute Fund returns, along with consumer discretionary sector names DR Horton and Chico's FAS. Chico's FAS is a Fund holding exemplifying a winning brand continuing to gain market share in the consumer apparel retailing space.

..    The most significant detractors from absolute returns were Healthsouth
     (health care), a stock held for an interim time during the period, and Cambrex (materials), which was not held in the Fund as of the end of the period.

..    As of the end of the period, the Fund held the most significant overweights to the health care and consumer discretionary sectors, while being most underweight the industrials sector relative to the benchmark.

..    The manager employs fundamental research to identify high quality companies with above average growth characteristics relative to industry peers. The Fund emphasizes companies with profitable growth characteristics, strong balance sheets and attractive valuations. The Fund's sector allocations are broadly diversified but are primarily driven by stock selection.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

                Small/Mid         Small/Mid Cap
             Cap Growth Fund   Growth Benchmark(1)
             ---------------   -------------------
 5/01/1994      $10,000.00          $10,000.00
 5/31/1994       10,019.50           10,015.00
 6/30/1994       10,043.35            9,584.36
 7/31/1994       10,066.44            9,849.84
 8/31/1994       10,359.03           10,436.89
 9/30/1994       10,093.81           10,264.68
10/31/1994       10,262.89           10,442.26
11/30/1994        9,992.18            9,981.76
12/31/1994       10,055.96           10,121.50
 1/31/1995        9,933.79           10,242.96
 2/28/1995       10,282.83           10,787.89
 3/31/1995       10,797.79           11,216.17
 4/30/1995       11,069.02           11,310.38
 5/31/1995       11,087.25           11,588.62
 6/30/1995       11,652.14           12,115.90
 7/31/1995       12,564.26           12,877.99
 8/31/1995       12,807.23           13,018.36
 9/30/1995       12,763.70           13,308.67
10/31/1995       12,360.78           12,971.96
11/30/1995       13,159.52           13,551.81
12/31/1995       13,672.48           13,558.58
 1/31/1996       14,150.52           13,798.57
 2/29/1996       14,611.97           14,320.15
 3/31/1996       14,938.62           14,433.28
 4/30/1996       16,010.85           15,130.41
 5/31/1996       16,455.41           15,439.07
 6/30/1996       16,237.46           14,972.81
 7/31/1996       14,615.06           13,810.92
 8/31/1996       15,484.22           14,558.09
 9/30/1996       16,410.87           15,482.53
10/31/1996       16,925.95           15,301.39
11/30/1996       17,438.18           16,202.64
12/31/1996       17,819.82           15,930.43
 1/31/1997       17,845.10           16,634.56
 2/28/1997       16,823.68           16,268.60
 3/31/1997       15,824.55           15,349.42
 4/30/1997       15,365.29           15,725.48
 5/31/1997       16,487.26           17,134.49
 6/30/1997       16,713.17           17,609.11
 7/31/1997       18,027.97           19,294.30
 8/31/1997       17,686.10           19,105.22
 9/30/1997       19,024.95           20,071.94
10/31/1997       18,621.68           19,066.34
11/30/1997       18,188.04           19,266.54
12/31/1997       18,432.25           19,518.93
 1/31/1998       18,106.11           19,167.59
 2/28/1998       19,665.51           20,969.34
 3/31/1998       20,641.16           21,847.96
 4/30/1998       20,584.01           22,145.09
 5/31/1998       19,647.64           21,234.92
 6/30/1998       20,388.83           21,835.87
 7/31/1998       19,268.32           20,901.30
 8/31/1998       15,226.95           16,911.24
 9/30/1998       16,009.11           18,189.73
10/31/1998       16,873.70           19,528.49
11/30/1998       17,602.01           20,844.71
12/31/1998       19,466.01           23,004.23
 1/31/1999       19,609.73           23,694.35
 2/28/1999       18,153.72           22,535.70
 3/31/1999       19,356.11           23,790.94
 4/30/1999       20,434.97           24,875.80
 5/31/1999       20,604.07           25,132.03
 6/30/1999       21,477.65           26,908.86
 7/31/1999       20,969.83           26,359.92
 8/31/1999       19,347.71           25,790.54
 9/30/1999       18,728.16           25,976.24
10/31/1999       18,829.07           27,241.28
11/30/1999       19,018.61           30,458.47
12/31/1999       20,467.92           36,202.94
 1/31/2000       19,750.02           36,000.21
 2/29/2000       20,275.43           45,234.26
 3/31/2000       21,919.10           41,683.37
 4/30/2000       21,322.30           37,623.41
 5/31/2000       20,907.34           34,274.93
 6/30/2000       22,219.14           38,806.07
 7/31/2000       22,048.37           35,623.97
 8/31/2000       23,960.82           40,265.78
 9/30/2000       23,370.44           37,660.58
10/31/2000       23,160.63           35,333.16
11/30/2000       21,058.07           28,598.66
12/31/2000       22,361.15           30,371.77
 1/31/2001       23,322.26           32,339.87
 2/28/2001       21,729.27           27,349.82
 3/31/2001       19,942.94           24,324.93
 4/30/2001       22,007.63           28,032.05
 5/31/2001       22,357.04           28,844.98
 6/30/2001       22,754.01           29,499.76
 7/31/2001       22,233.97           27,325.63
 8/31/2001       21,517.27           25,508.48
 9/30/2001       18,714.13           21,513.85
10/31/2001       20,316.30           23,635.12
11/30/2001       21,992.76           25,677.19
12/31/2001       22,993.59           27,086.87
 1/31/2002       22,455.92           25,930.26
 2/28/2002       21,556.79           24,327.77
 3/31/2002       23,175.93           26,286.15
 4/30/2002       22,520.97           25,413.45
 5/31/2002       22,065.77           24,132.61
 6/30/2002       20,769.21           21,914.83
 7/31/2002       18,287.38           19,193.01
 8/31/2002       18,235.77           19,189.17
 9/28/2002       16,559.66           17,738.47
10/31/2002       17,748.94           18,758.43
11/30/2002       19,677.35           20,502.96
12/31/2002       18,135.55           19,207.17
 1/31/2003       17,268.10           18,788.46
 2/28/2002       17,279.54           18,350.69
 3/31/2002       17,268.78           18,592.92
 4/30/2003       18,749.88           20,214.22
 5/31/2003       21,058.09           22,356.93
 6/30/2003       21,504.05           22,817.48
 7/31/2003       22,965.91           24,337.12
 8/31/2003       24,242.54           25,641.59
 9/30/2003       23,659.03           25,090.30
10/31/2003       25,878.07           27,152.72
11/30/2003       26,686.60           28,070.48
12/31/2003       26,635.76           28,101.36

Value on 12/31/03:
-----------------
$26,636 Small/Mid Cap Growth Fund
$28,101 Small/Mid Cap Growth Benchmark(1)

MORNINGSTAR CATEGORY+:

..    Mid Cap Growth

MORNINGSTAR RISK+:

..    Average (VL/VUL)

..    Average (VA)

MORNINGSTAR RATING+:

..    ***** (VL/VUL)

..    ***** (VA)

TOP TEN HOLDINGS (as of December 31, 2003)

                                         % of
                                        Assets
                                        ------
Arthur J. Gallagher & Co.                 3.0%
Diagnostic Products Corp.                 2.7%
Michaels Stores, Inc.                     2.7%
Waters Corp.                              2.6%
Pactiv Corp.                              2.5%
Chesapeake Energy Corp.                   2.5%
Fisher Scientific International, Inc.     2.4%
Edwards Lifesciences Corp.                2.4%
Chicos Fas, Inc.                          2.2%
Pacific Sunwear of California, Inc.       2.2%

AVERAGE ANNUAL TOTAL RETURNS*

                  Small/Mid     Small/Mid
                  Cap Growth    Cap Growth
                     Fund      Benchmark(1)
                  ----------   ------------
1 Year               46.87%        46.31%
3 Years               6.00         -2.56
5 Years               6.47          4.08
Since Inception      10.68         11.28
(5/1/94)

SECTOR/INDUSTRY ALLOCATION (as of December 31, 2003)

                              % of
                             Assets
                             ------
Information Technology       27.31%
Health Care                  25.82%
Consumer Discretionary       18.80%
Financials                   11.86%
Industrials                   6.69%
Energy                        3.66%
Consumer Staples              2.65%
Materials                     2.53%
Telecommunication Services    0.67%

(1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap(TM) Growth Index from May 1994 to April 1999 and the Russell 2500(TM) Growth Index May 1999-present.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock VL/VUL subaccounts were rated against 480 VL/VUL subaccounts and 787 VA subaccounts in the Morningstar Mid Cap Growth category. This represents the Morningstar 3 year rating.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost (including $32,264 of
   securities loaned (Note B)) .....................................   $187,411
Net unrealized appreciation of investments .........................     33,763
Short-term investments at value ....................................     37,758
                                                                       --------
      Total investments ............................................    258,932
Receivable for:
   Investments sold ................................................      1,047
   Dividends .......................................................         81
                                                                       --------
Total assets .......................................................    260,060
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................      2,765
   Fund shares purchased ...........................................        686
   Collateral for securities on loan ...............................     33,560
   Other liabilities ...............................................         27
                                                                       --------
Total liabilities ..................................................     37,038
                                                                       --------
Net assets .........................................................   $223,022
                                                                       ========
Shares of beneficial interest outstanding ..........................     14,799
                                                                       --------
Net asset value per share ..........................................   $  15.07
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $192,987
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................     (3,728)
   Net unrealized appreciation of investments ......................     33,763
                                                                       --------
Net assets .........................................................   $223,022
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $   519
   Dividends ........................................................       584
   Securities lending ...............................................        43
                                                                        -------
Total investment income .............................................     1,146
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,676
      Auditors fees .................................................        23
      Custodian fees ................................................        97
      Legal fees ....................................................        12
      Printing & mailing fees .......................................        30
      Trustees' fees ................................................         5
      Other fees ....................................................         7
                                                                        -------
Total expenses ......................................................     1,850
                                                                        -------
      Less custodian expense reduction offset
         by commission recapture arrangement
         (Note C) ...................................................       (10)
                                                                        -------
Net expenses ........................................................     1,840
                                                                        -------
Net investment loss .................................................      (694)
                                                                        -------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................    16,619
   Change in unrealized appreciation on investments .................    52,166
                                                                        -------
Net realized and unrealized gain ....................................    68,785
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $68,091
                                                                        =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                             Year Ended    Year Ended
                                                                            December 31,   December 31,
                                                                                2003           2002
                                                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss ..................................................     $   (694)      $ (1,137)
   Net realized gain (loss) .............................................       16,619         (5,715)
   Change in net unrealized appreciation (depreciation) .................       52,166        (31,900)
                                                                              --------       --------
      Net increase (decrease) in net assets resulting from operations ...       68,091        (38,752)
Distributions to shareholders from:
   Realized gains .......................................................      (14,419)        (1,738)
                                                                              --------       --------
      Decrease in net assets resulting from distributions ...............      (14,419)        (1,738)
From fund share transactions:
   Proceeds from shares sold ............................................       77,826         56,477
   Distributions reinvested .............................................       14,419          1,738
   Payment for shares redeemed ..........................................      (63,853)       (61,999)
                                                                              --------       --------
      Increase (decrease) in net assets from fund share transactions ....       28,392         (3,784)
                                                                              --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...................................       82,064        (44,274)

NET ASSETS
   Beginning of Period ..................................................      140,958        185,232
                                                                              --------       --------
   End of Period ........................................................     $223,022       $140,958
                                                                              ========       ========
Analysis of fund share transactions:
   Sold .................................................................        5,839          4,608
   Reinvested ...........................................................          970            156
   Redeemed .............................................................       (4,848)        (5,071)
                                                                              --------       --------
Net increase (decrease) in fund shares outstanding ......................        1,961           (307)
                                                                              ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                Small/Mid Cap Growth Fund
                                                            --------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                            --------------------------------------------------------------
                                                              2003          2002          2001          2000        1999
                                                            --------      --------      --------      --------    --------
Net Assets Value at Beginning of Period .................   $  10.98      $  14.09      $  13.70      $  14.03    $  15.94
Income from Investment Operations:
   Net Investment Loss ..................................      (0.02)        (0.09)        (0.06)        (0.02)      (0.07)
   Net Realized and Unrealized Gain (Loss) on
      Investments(a) ....................................       5.15         (2.88)         0.45          1.27        0.74
                                                            --------      --------      --------      --------    --------
   Total From Investment Operations .....................       5.13         (2.97)         0.39          1.25        0.67
Less Distributions:
   Distribution from Net Realized Gains on
      Investments .......................................      (1.04)        (0.14)                      (1.43)      (2.41)
   Distribution from Excess of Net Investment Income/
      Gains .............................................                                                (0.15)
   Distribution from Capital Paid-in ....................                                                            (0.17)
                                                            --------      --------      --------      --------    --------
   Total Distributions ..................................      (1.04)        (0.14)                      (1.58)      (2.58)
                                                            --------      --------      --------      --------    --------
Net Assets Value at End of Period .......................   $  15.07      $  10.98      $  14.09      $  13.70    $  14.03
                                                            ========      ========      ========      ========    ========
Total Investment Return(b) ..............................      46.87%       (21.13)%        2.83%         9.25%       5.15%
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets ....       1.06%(d)      1.07%(c)      0.91%(c)      0.85%       0.85%
   Ratio of Net Investment Loss to Average Net Assets ...      (0.40)%       (0.72)%       (0.40)%       (0.20)%     (0.27)%
   Portfolio Turnover Rate ..............................     124.21%       130.01%       113.73%       103.19%     172.58%
Net Assets End of Period (000s Omitted) .................   $223,022      $140,958      $185,232      $190,010    $181,931

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.07% and 0.91% for the years ended December 31, 2002 and 2001, respectively.

(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                         Market
                    Name of Issuer                             Shares    Value
                    --------------                            -------   -------
                                                                        (000's)

COMMON STOCK

Aerospace & Defense - 0.2%
   Precision Castparts Corp ...............................    10,700   $   486

Air Freight & Couriers - 0.7%
   EGL, Inc. * ............................................    95,500     1,677

Airlines - 0.7%
   JetBlue Airways Corp. * ................................    55,600     1,475

Auto Components - 1.0%
   Lear Corp. * ...........................................    37,000     2,269

Banks - 0.9%
   Hibernia Corp. - Cl. A .................................    88,300     2,076

Beverages - 1.2%
   Constellation Brands, Inc. - Cl. A * ...................    79,300     2,611
Biotechnology - 2.9%
   Abgenix, Inc. * ........................................    70,500       878
   Cephalon, Inc. * .......................................    28,300     1,370
   CV Therapeutics, Inc. * ................................    72,400     1,061
   Gene Logic, Inc. * .....................................    71,000       369
   Human Genome Sciences, Inc. * ..........................    65,000       861
   Incyte Pharmacuticals, Inc. ............................   122,000       835
   Vertex Pharmaceuticals, Inc. * .........................   100,000     1,023
                                                                        -------
                                                                          6,397
Commercial Services & Supplies - 6.0%
   Checkfree Corp. * ......................................    52,000     1,438
   Cooper Cos, Inc ........................................    78,600     3,704
   ITT Educational Services, Inc. * .......................    63,200     2,969
   Plexus Corp. * .........................................    36,000       618
   The Bisys Group, Inc. * ................................   144,100     2,144
   University of Phoenix Online * .........................    34,900     2,406
                                                                        -------
                                                                         13,279
Communications Equipment - 6.6%
   3Com Corp ..............................................   127,000     1,038
   Andrew Corp. * .........................................   118,200     1,360
   Brocade Communications Systems, Inc. * .................   278,100     1,607
   Comverse Technology, Inc. * ............................   159,100     2,799
   Emulex Corp. * .........................................    28,000       747
   Extreme Networks, Inc. * ...............................   105,000       757
   Foundry Networks, Inc. * ...............................    28,000       766
   Tekelec, Inc. * ........................................   207,400     3,225
   Utstarcom, Inc. * ......................................    64,800     2,402
                                                                        -------
                                                                         14,701
Computers & Peripherals - 2.1%
   Cray, Inc. * ...........................................   120,000     1,192
   Maxtor Corp. * .........................................   110,000     1,221
   Network Appliance, Inc. * ..............................    40,000       821
   Western Digital Corp. * ................................   124,500     1,468
                                                                        -------
                                                                          4,702
Containers & Packaging - 2.5%
   Pactiv Corp. * .........................................   234,100     5,595

Diversified Financials - 6.7%
   Countrywide Credit Industries, Inc. * ..................    57,933   $ 4,394
   E*TRADE Group, Inc. * ..................................   259,000     3,277
   Federated Investments, Inc. - Cl. B ....................   135,700     3,984
   Legg Mason, Inc. * .....................................    43,500     3,357
                                                                        -------
                                                                         15,012
Diversified Telecommunication Services - 0.7%
   Nextel Communications, Inc. - Cl. A * ..................    53,000     1,487

Electrical Equipment - 2.8%
   American Power Conversion ..............................   146,100     3,572
   Benchmark Electronics, Inc. * ..........................    75,449     2,627
                                                                        -------
                                                                          6,199
Electronic Equipment & Instruments - 8.2%
   Asyst Technologies, Inc. * .............................    71,000     1,232
   Fisher Scientific International, Inc ...................   129,900     5,374
   Ingram Micro, Inc. - Cl. A * ...........................   161,800     2,573
   Sanmina Corp. * ........................................   264,600     3,336
   Waters Corp. * .........................................   171,400     5,684
                                                                        -------
                                                                         18,199
Food Products - 1.5%
   Hain Celestial Group, Inc. * ...........................   140,100     3,252

Health Care Equipment & Supplies - 6.7%
   Advanced Medium Optics, Inc. * .........................    89,700     1,763
   Celgene Corp. * ........................................    25,000     1,126
   Cytyc Corp. * ..........................................    65,000       894
   Diagnostic Products Corp ...............................   130,000     5,968
   Edwards Lifesciences Corp. * ...........................   175,300     5,273
                                                                        -------
                                                                         15,024
Health Care Providers & Services - 7.9%
   Albany Molecular Research, Inc. * ......................   266,200     3,998
   Caremark Rx, Inc. * ....................................   111,100     2,814
   Healthnet, Inc. * ......................................    99,400     3,251
   Oxford Health Plans, Inc. * ............................    63,200     2,749
   Triad Hospitals, Inc. * ................................   143,700     4,781
                                                                        -------
                                                                         17,593
Hotels Restaurants & Leisure - 1.9%
   Krispy Kreme Doughnuts, Inc. * .........................    58,700     2,148
   Shuffle Master, Inc. * .................................    60,300     2,088
                                                                        -------
                                                                          4,236
Insurance - 4.1%
   Ambac Financial Group, Inc .............................    35,300     2,450
   Arthur J. Gallagher & Co ...............................   206,200     6,699
                                                                        -------
                                                                          9,149
Internet & Catalog Retail - 0.4%
   1-800 Flowers.com., Inc. - Cl. A * .....................    74,000       818

Internet Software & Services - 1.5%
   Dendrite International, Inc. * .........................   119,200     1,868

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                        Market
                 Name of Issuer                              Shares      Value
                 --------------                             -------    --------
                                                                        (000's)
COMMON STOCK - Continued
Internet Software & Services - Continued
   DoubleClick, Inc. ....................................    35,000    $    358
   F5 Networks, Inc. * ..................................    38,000         954
   Internet Security System, Inc. * .....................    15,000         282
                                                                       --------
                                                                          3,462

IT Consulting & Services - 0.3%
   Trizetto Group, Inc. .................................    93,000         600
Media - 0.1%
   Sirius Satellite Radio, Inc. * .......................   100,000         316
Multiline Retail - 2.5%
   Drugstore.Com, Inc. * ................................   130,000         716
   Pacific Sunwear of California, Inc. * ................   228,700       4,830
                                                                       --------
                                                                          5,546

Oil & Gas - 3.6%
   Chesapeake Energy Corp. ..............................   408,500       5,548
   Swift Energy Co. * ...................................   151,400       2,551
                                                                       --------
                                                                          8,099

Pharmaceuticals - 2.9%
   Biovail Corp. * ......................................    89,300       1,919
   King Pharmaceuticals, Inc. * .........................   154,700       2,361
   OSI Pharmaceuticals, Inc. * ..........................    17,000         547
   Watson Pharmaceuticals, Inc. * .......................    37,500       1,725
                                                                       --------
                                                                          6,552

Semiconductor Equipment & Products - 5.1%
   Cabot Microelectronics Corp. .........................    43,500       2,132
   Fairchild Semiconductor Corp. - Cl. A* ...............   164,500       4,108
   Genesis Microchip, Inc. * ............................    50,000         902
   Integrated Circuit Systems, Inc. * ...................    29,300         835
   International Rectifier Corp. * ......................    38,200       1,887
   Skyworks Solutions, Inc ..............................   100,000         870
   Varian Semiconductor Equipment
      Associates, Inc. ..................................    15,000         655
                                                                       --------
                                                                         11,389

Software - 3.1%
   Cadence Design Systems, Inc. * .......................   123,900       2,228
   Manhattan Associates, Inc. * .........................    81,000       2,239
   Red Hat, Inc. * ......................................    60,000       1,126
   Siebel Systems, Inc. * ...............................    90,800       1,259
                                                                       --------
                                                                          6,852

Specialty Retail - 8.9%
   AC Moore Arts & Crafts, Inc. * .......................    41,000         789
   Chicos Fas, Inc. * ...................................   134,300       4,962
   Michaels Stores, Inc. * ..............................   133,500       5,901
   O'Reilly Automotive, Inc. * ..........................   123,300       4,730
   PetsMart, Inc. * .....................................   148,100       3,525
                                                                       --------
                                                                         19,907

Textiles & Apparel - 3.8%
   Coach, Inc. * ........................................    63,300       2,390
Textiles & Apparel - Continued
   Columbia Sportswear Co. * ............................    59,600    $  3,248
   Liz Claiborne, Inc. * ................................    80,100       2,840
                                                                       --------
                                                                          8,478

Trading Companies & Distributors - 1.7%
   CDW Corp. ............................................    26,300       1,519
   Fastenal Co. * .......................................    44,400       2,217
                                                                       --------
                                                                          3,736
                                                                       --------
      TOTAL COMMON STOCK-                                      99.2%    221,174

                                                              Par
                                                             Value
                                                            -------
                                                            (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 15.0%
   State Street Navigator Securities Lending
      Portfolio .........................................   $33,560      33,560

SHORT-TERM INVESTMENTS - 1.9%
   Investment in joint trading account
      (Note B)
      1.061% due 01/02/04 ...............................     4,198       4,198
                                                            -------    --------
      TOTAL INVESTMENTS- ................................     116.1%    258,932
   Payables, less cash and receivables- .................     (16.1)%   (35,910)
                                                            -------    --------
         NET ASSETS- ....................................     100.0%   $223,022
                                                            =======    ========

* Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Small/Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04       $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04        19,998
Barclays US Fund, 1.10%, due 01/05/04                   29,997
Cargill Asia Pacific, 1.06%,due 01/02/04                20,000
Cargill Asia Pacific, 1.05%,due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                       49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04      17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                     Market Value
--------------                                     ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04       $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04         31,156
Mortgage Int. Networking, 0.98%, due 01/02/04          50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04       49,994
UBS Finance LLC, 1.02%, due 01/02/04                    3,917
UBS Finance LLC, 1.05%, due 01/02/04                    4,088
UBS Finance LLC, 0.96%, due 01/02/04                   35,000
                                                     --------
  Joint Trading Account Totals                       $385,633
                                                     ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2003 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $ 838                    1.65%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2003, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $32,264                  $33,560

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2003, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2003, through December 31, 2003, the Fund incurred no net realized capital losses.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

                        Between
                    $50 Million and    Excess Over
First $50 Million     $200 Million    $200 Million
-----------------   ---------------   ------------
      1.00%               0.95%           0.90%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2003, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $10.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, with respect to the Fund. Wellington Management Company, LLP is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $227,857         $213,917

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $228,422       $35,759       $(5,249)         $30,510

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--             $--           $30,510

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003        $10,380                  $4,039                    --
2002             --                      --                $1,738

     Included in the Fund's 2003 distributions from ordinary income is $5,111 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                               Positions Held              Principal Occupation(s)
Name, Address and Age                            With Trust                 During Past Five Years
-----------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                         Trustee           Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                     Farber Cancer Institute; President,
Trust I                                                              The Advertising Club of Greater
John Hancock Place                                                   Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                          Trustee           Executive Director, Massachusetts
c/o John Hancock Variable Series                                     Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)                           Trustee           President and Chief
c/o John Hancock Variable Series                                     Executive Officer, East Boston
Trust I                                                              Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                      Trustee           Associate Professor and Graduate
c/o John Hancock Variable Series                                     Dean, The Graduate School of the
Trust I                                                              Wallace G. Carroll School of
John Hancock Place                                                   Management, Boston College
Boston, Massachusetts 02117

          Trustees Affiliated with the Trust and Officers of the Trust

                                              Positions Held               Principal Occupation(s)
Name, Address and Age                           With Trust                  During Past Five Years
-----------------------------------   ----------------------------   ----------------------------------
Michele G. Van Leer* (age 46)              Chairman and Trustee      Senior Vice President, Product
John Hancock Place                                                   Management, John Hancock Life
Boston, Massachusetts 02117                                          Insurance Company; Vice Chairman,
                                                                     President & Director, John Hancock
                                                                     Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)           Vice Chairman, President    Senior Vice President, Signator
John Hancock Place                             and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                          Insurance Company; Vice President
                                                                     Corporate Communications, John
                                                                     Hancock Life Insurance Company


JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                            Positions Held                Principal Occupation(s)
Name, Address and Age                         With Trust                   During Past Five Years
-----------------------------------   ----------------------------   ------------------------------------
Jude A. Curtis (age 45)                    Compliance Officer        Vice President and Chief Investment
John Hancock Place                                                   Compliance Officer, John Hancock
Boston, Massachusetts 02117                                          Life Insurance Company; formerly
                                                                     Second Vice President and Counsel,
                                                                     Office of Business Conduct; John
                                                                     Hancock Life Insurance Company;
                                                                     formerly a Partner at Hale and Dorr
                                                                     LLP (law firm)

Janet Wang (age 35)                   Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                   Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                      Treasurer             Director of Fund Operations, John
John Hancock Place                                                   Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)                  Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                   Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                     Secretary             Director, Product & Market
John Hancock Place                                                   Management, John Hancock Life
Boston, Massachusetts 02117                                          Insurance Company

Arnold R. Bergman (age 53)                Assistant Secretary        Senior Counsel, Law Department,
John Hancock Place                                                   John Hancock Life Insurance
Boston, Massachusetts 02117                                          company; formerly Vice President,
                                                                     General Counsel and Secretary, First
                                                                     Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small/Mid Cap Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small/Mid Cap Growth Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                                                          Inception: May 1, 2003
--------------------------------------------------------------------------------
Total Return Bond Fund
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

..    Since May 1st (inception date), the Fund returned 1.99%, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index.

..    The Fund outperformed its benchmark from several key decisions factors, including sector allocation, security selection, and yield curve positioning.

..    Sector allocation decisions benefited performance from an exposure to emerging market bonds, while both mortgages and inflation index bonds also contributed. An underweight to corporate bonds relative to the index detracted on a relative basis.

..    The Fund's exposure to emerging market bonds and governments (including inflation-indexed bonds) were the primary contributors to absolute performance.

..    The manager uses proprietary research, economic analysis and quantitative tools seeking to add value across all key decisions (duration, sector, security and derivatives) and opportunistically invests broadly across key fixed income sectors including high yield and non-U.S. sectors.

                                     [CHART]

                                   Line Chart

                             Historical Fund Return

$10,000
Investment made 5/1/03
(Fund Inception Date)

             Total Return      Lehman Brothers
                 Bond       Aggregate Bond Index
             ------------   --------------------
  5/1/2003    10,000.00           10,000.00
 5/31/2003    10,199.53           10,186.00
 6/30/2003    10,165.07           10,165.63
 7/31/2003     9,822.51            9,824.06
 8/31/2003     9,898.32            9,888.90
 9/30/2003    10,161.31           10,150.96
10/31/2003    10,084.14           10,056.55
11/30/2003    10,101.97           10,080.69
12/31/2003    10,199.07           10,183.51

Value on 12/31/02:
------------------
$10,199  Total Return Bond
$10,184  Lehman Brothers Aggregate Bond Index

MORNINGSTAR
CATEGORY+:
.. Intermediate
  Term Bond

MORNINGSTAR
RISK+:
.. (VL/VUL) N/A
.. (VA) N/A

MORNINGSTAR
RATING+:
.. (VL/VUL) N/A
.. (VA) N/A

TOP TEN HOLDINGS (as of December 31, 2003)

                                    % of
                                   Assets
                                   ------
U.S. Treasury                       47.2%
Federal National Mortgage Assoc.    14.9%
Federal Republic of Germany         13.7%
CWMBS, Inc.                          6.6%
AT&T Corp.                           2.0%
General Motors Corp.                 1.4%
Ford Motor Credit Co.                1.4%
WAMU                                 1.3%
Time Warner, Inc.                    1.1%
France Telecom SA                    0.8%

AVERAGE ANNUAL TOTAL RETURNS*

                                          Lehman Brothers
                           Total Return    Aggregate Bond
                             Bond Fund         Index
                           ------------   ---------------
Since Inception (5/1/03)       1.99%           1.84%

FUND COMPOSITION (as of December 31, 2003)(1)

                                         % of
                                        Assets
                                        ------
Credit Quality
AAA Government/Agency                   69.43%
AA                                       0.65%
A                                        1.67%
BBB                                      7.51%
BB                                       0.83%
B                                        0.50%
Not Rated/Other                         19.40%
Weighted Average Yield                   3.80%

(1)  Statistics are based on bond assets only, excluding cash.

* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

+    Source: Morningstar Inc. Data as of 12/31/03, this fund is not yet rated.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

ASSETS
Long term investments at cost ....................................   $30,305
Net unrealized appreciation of investments .......................       253
Short-term investments at value ..................................    16,464
                                                                     -------
     Total investments ...........................................    47,022
Cash .............................................................       464
Foreign currency at value (cost $31) .............................        32
Receivable for:
   Fund shares sold ..............................................        16
   Interest ......................................................       393
                                                                     -------
Total assets .....................................................    47,927
                                                                     -------
LIABILITIES
Payables for:
   Investments purchased .........................................     5,853
   Fund shares purchased .........................................
   Net payable for swap contracts ................................        31
   Written options at value (premium received $35) ...............        32
   Unrealized depreciation on forward currency
      contracts ..................................................         1
   Other liabilities .............................................         4
                                                                     -------
Total liabilities ................................................     5,921
                                                                     -------
Net assets .......................................................   $42,006
                                                                     =======
Shares of beneficial interest outstanding ........................     4,186
                                                                     -------
Net asset value per share ........................................   $ 10.04
                                                                     =======
Composition of net assets:
   Capital paid-in ...............................................   $41,884
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ..................       (31)
   Undistributed net investment income ...........................         4
   Net unrealized appreciation (depreciation) of:
      Investments ................................................       253
      Swap contracts .............................................       (31)
      Written Option contracts ...................................         3
      Translation of assets and liabilities in foreign
         currencies ..............................................       (76)
                                                                     -------
Net assets .......................................................   $42,006
                                                                     =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Period from May 1, 2003 (Commencement of
   Operations) to December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

INVESTMENT INCOME
      Interest ........................................................   $570
                                                                          ----
Total investment income ...............................................    570
                                                                          ----
EXPENSES
      Investment advisory fee .........................................    150
      Auditors fees ...................................................      2
      Custodian fees ..................................................     10
      Legal fees ......................................................      1
      Printing & mailing fees .........................................      2
      Trustees' fees ..................................................      1
                                                                          ----
Total expenses ........................................................    166
                                                                          ----
Net investment income .................................................    404
                                                                          ----
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments .....................................................    130
      Foreign currency transactions ...................................    (10)
      Options .........................................................     22
   Change in unrealized appreciation (depreciation) on:
      Investments .....................................................    253
      Swap contracts ..................................................    (31)
      Options .........................................................      3
      Translation of assets and liabilities in foreign
         currencies ...................................................    (76)
                                                                          ----
Net realized and unrealized gain ......................................    291
                                                                          ----
Net increase in net assets resulting from operations ..................   $695
                                                                          ====

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

                                                                         Period from
                                                                       May 1, 2003 (*)
                                                                         to December
                                                                          31, 2003
                                                                       ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...........................................       $   404
   Net realized gain ...............................................           142
   Change in net unrealized appreciation ...........................           149
                                                                           -------
      Net increase in net assets resulting from operations                     695
Distributions to shareholders from:
   Net investment income ...........................................          (400)
   Realized gains ..................................................          (173)
                                                                           -------
      Decrease in net assets resulting from distributions ..........          (573)
Capital contributions
From fund share transactions:
   Proceeds from shares sold .......................................        43,263
   Distributions reinvested ........................................           573
   Payment for shares redeemed .....................................        (1,952)
                                                                           -------
      Increase in net assets from fund share transactions ..........        41,884
                                                                           -------
NET INCREASE IN NET ASSETS .........................................        42,006

NET ASSETS
   Beginning of Period .............................................       -------
   End of Period ...................................................       $42,006
                                                                           =======
Analysis of fund share transactions:
   Sold ............................................................         4,324
   Reinvested ......................................................            57
   Redeemed ........................................................          (195)
                                                                           -------
Net increase in fund shares outstanding ............................         4,186
                                                                           =======

(*) Commencement of operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                             Total Return
                                                               Bond Fund
                                                             ------------
                                                              Period from
                                                              May 1, to
                                                             December 31,
                                                                2003(e)
                                                             ------------
Net Assets Value at Beginning of Period ..................    $ 10.00
Income from Investment Operations:
   Net Investment Income .................................       0.12
   Net Realized and Unrealized Gain on Investments(a) ....       0.08
                                                              -------
   Total From Investment Operations ......................       0.20
Less Distributions:
   Distribution from Net Investment Income ...............      (0.12)
   Distribution from Net Realized Gains on Investments ...      (0.04)
                                                              -------
   Total Distributions ...................................      (0.16)
                                                              -------
Net Assets Value at End of Period ........................    $ 10.04
                                                              =======
Total Investment Return(b) ...............................       1.99%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .....       0.77%(d)
   Ratio of Net Investment Income to Average Net Assets...       1.89%(d)
   Portfolio Turnover Rate ...............................     537.79%(c)
Net Assets End of Period (000s Omitted) ..................    $42,006

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c)  Not annualized.

(d)  Annualized.

(e)  Commencement of investment operations.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                    --------------                             -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Auto Loan - 1.5%
   Ford Motor Credit Co.
      7.25% due 10/25/11 ...................................    $  400   $   434
   General Motors Acceptance Corp.
      6.875% due 08/28/12 ..................................       200       215
                                                                         -------
                                                                             649
Automobiles - 0.5%
   General Motors Corp. - Sr. Debs.
      8.25% due 07/15/23 ...................................       200       227

Banks - 0.9%
   WAMU - CTF Cl. A
      1.0% due 02/27/34 ....................................       379       385

Diversified Financials - 0.6%
   CIT Group, Inc. - Sr. Notes
      7.75% due 04/02/12 ...................................       200       236

Diversified Telecommunication Services - 3.1%
   AT&T Broadband Corp. - Notes
      8.375% due 03/15/13 ..................................       200       245
   AT&T Corp. - Sr. Notes
      7.8% due 11/15/11 ....................................       150       173
   Bellsouth Corp. - Notes
      6.0% due 10/15/11 ....................................       150       163
   France Telecom SA - Notes
      9.25% due 03/01/11 ...................................       200       240
   Sprint Capital Corp. - Notes
      8.375% due 03/15/12 ..................................       200       233
   Verizon Global Funding Corp. - Notes
      7.25% due 12/01/10 ...................................       200       230
                                                                         -------
                                                                           1,284
Electric Utilities - 0.3%
   Progress Energy, Inc. - Sr. Notes
      6.85% due 04/15/12 ...................................       100       111

Electric/Gas - 0.6%
   Dominion Resources, Inc. - Notes
      5.7% due 09/17/12 ....................................       150       158
   PSEG Power LLC - Sr. Notes
      6.95% due 06/01/12 ...................................       100       113
                                                                         -------
                                                                             271

Finance - 0.6%
   Household Financial Corp. - Notes
      4.125% due 12/15/08 ..................................       100       101
   Rabobank Capital Fund II - Notes Ser.
      144A (a)
      5.26% due 12/31/49 ...................................       100       100
   UFJ Finance Aruba - GTD Notes
      6.75% due 07/15/13 ...................................        50        53
                                                                         -------
                                                                             254
Food Products - 0.3%
   Kraft Foods, Inc. - Notes
      6.25% due 06/01/12 ...................................    $  100   $   109

Foreign Governmental - 11.4%
   Federal Republic of Germany
      4.5% due 07/04/09 ....................................     3,200     4,192
   Republic of Brazil - Ser. L
      2.125% due 04/15/06 ..................................       214       211
   Republic of Peru - Bonds
      9.125% due 02/21/12 ..................................       125       138
   United Mexican States
      6.375% due 01/16/13 ..................................       230       239
                                                                         -------
                                                                           4,780

Hotels Restaurants & Leisure - 0.5%
   MGM Mirage, Inc. - Ser. B
      6.0% due 10/01/09 ....................................       200       206

Media - 0.8%
   AOL Time Warner, Inc. - Notes
      6.875% due 05/01/12 ..................................       300       338

Municipal - 0.5%
   De Kalb County Georgia Water & Sewage
      - Ser. A
      5.0% due 10/01/35 ....................................       200       205

Paper & Forest Products - 0.2%
   Weyerhaeuser Co. - Notes
      6.125% due 03/15/07 ..................................        75        81

U.S. Government Agencies - 11.4%
   Federal Home Loan Mortgage Corp. -
      Bonds Ser. 2559 Cl. PB
      5.5% due 08/15/30 ....................................       219       223
   Federal National Mortgage Assoc. - Bonds
      5.0% due 12/25/17 ....................................     1,500     1,529
      5.5% due 02/01/32 ....................................       595       603
      5.5% due 10/01/32 ....................................       300       304
      5.5% due 03/01/33 ....................................       828       840
      5.5% due 08/01/33 ....................................       969       983
      5.5% due 12/01/33 ....................................       307       311
                                                                         -------
                                                                           4,793

U.S. Governmental - 34.3%
   U.S. Treasury - Bills
      1.02% due 04/29/04 ...................................     1,200     1,196
   U.S. Treasury - Bonds
      7.875% due 02/15/21 ..................................       900     1,197
   U.S. Treasury - Notes
      3.0% due 07/15/12 ....................................       514       561
      3.125% due 10/15/08 ..................................     3,400     3,394
      3.875% due 01/15/09 ..................................     1,128     1,274
      4.375% due 08/15/12 ..................................     3,200     3,264
      5.0% due 02/15/11 ....................................     3,300     3,544
                                                                         -------
                                                                          14,430

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                               Par      Market
                    Name of Issuer                            Value     Value
                    --------------                           -------   -------
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Whole Loan CMOs - 4.8%
   CWMBS, Inc. - Ser. 1999-9 Cl. A1
      6.5% due 08/25/29 ..................................    $  176   $   183
   CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1
      6.25% due 12/25/33 .................................       847       896
   CWMBS, Inc. - Ser. 2003-R4 Cl. 2A
      144A (a)
      6.5% due 01/25/34 ..................................       900       944
                                                                       -------
                                                                         2,023

Wireless Telecommunications Services - 0.4%
   AT&T Wireless Group - Notes
      8.125% due 05/01/12 ................................       150       176
                                                                       -------
     TOTAL PUBLICLY-TRADED BONDS- ........................      72.7%   30,558

COMMERCIAL PAPER

Banks - 3.3%
   Danske Corp.
      1.075% due 02/23/04 ................................       500       499
   Lloyd's Bank plc
      1.06% due 01/22/04 .................................       400       400
      1.065% due 02/26/04 ................................       100       100
   Rabobank USA Financial Corp.
      1.075% due 02/24/04 ................................       400       399
                                                                       -------
                                                                         1,398

Finance - 9.5%
   ABN Amro America Finance
      1.07% due 01/26/04 .................................     1,000       999
   CBA Delaware Finance
      1.07% due 01/20/04 .................................     1,000       999
   General Electric Capital Corp.
      1.12% due 02/17/04 .................................       300       300
   Genenral Electric Credit Capital Services
      1.09% due 04/14/04 .................................       400       399
      HBOS Treasury Services plc .........................
      1.10% due 02/25/04 .................................       100       100
      1.10% due 04/16/04 .................................       400       399
      1.11% due 03/18/04 .................................       300       299
      UBS Finance Delaware LLC ...........................
      1.075% due 02/12/04 ................................       100       100
      1.085% due 02/17/04 ................................       400       399
                                                                       -------
                                                                         3,994

U.S Government Agencies - 15.7%
   Federal Home Loan Mortgage Corp. -
      Disc. Notes
      1.00% due 03/15/04 .................................       100       100
      1.06% due 01/15/04 .................................     1,200     1,200
      1.07% due 02/19/04 .................................       900       899
      1.26% due 02/26/04 .................................       900       898

U.S Government Agencies - Continued
   Federal National Mortgage Assoc. - Disc.
      Notes
      1.00% due 02/04/04 .................................    $  100   $   100
      1.07% due 01/20/04 .................................       400       400
      1.075% due 03/17/04 ................................     1,600     1,596
      1.075% due 05/04/04 ................................     1,100     1,097
      1.135% due 03/03/04 ................................       300       299
                                                                       -------
                                                                         6,589
U.S. Governmental - 10.7%
   U.S. Treasury - Bills
      1.01% due 05/27/04 .................................     1,600     1,593
      1.025% due 05/06/04 ................................     1,400     1,395
      1.031% due 06/03/04 ................................       100       100
      1.04% due 05/13/04 .................................     1,400     1,395
                                                                       -------
                                                                         4,483
                                                                       -------
         TOTAL COMMERCIAL PAPER- .........................      39.2%   16,464
                                                              ------   -------
         TOTAL INVESTMENTS- ..............................     111.9%   47,022
         Payables, less cash and receivables- ............     (11.9)%  (5,016)
                                                              ------   -------
            NET ASSETS- ..................................     100.0%  $42,006
                                                              ======   =======

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, securities aggregated $1,044 or 2.5% of net assets of the Portfolio.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Total Return Bond Fund (the "Fund"), which commenced operations on May 1, 2003, is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of December 31, 2003. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2003 are as follows:

Name of Issuer                                       Market Value
--------------                                       ------------
Alpine Securitization Corp., 1.12%, due 01/07/04        $29,995
Alpine Securitization Corp., 1.12%, due 01/06/04         19,998
Barclays US Fund, 1.10%, due 01/05/04                    29,997
Cargill Asia Pacific, 1.06%, due 01/02/04                20,000
Cargill Asia Pacific, 1.05%, due 01/02/04                25,000
Danske Corp., 1.07%, due 01/05/04                        49,996
Greenwich CPL Holding Funding, 0.95%, due 01/02/04       17,654

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
Merrill Lynch & Co., Inc., 1.04%, due 01/05/04         $ 18,838
Merrill Lynch & Co., Inc., 1.05%, due 01/06/04           31,156
Mortgage Int. Networking, 0.98%, due 01/02/04            50,000
Three Pillars Funding Corp., 1.08%, due 01/06/04         49,994
UBS Finance LLC, 1.02%, due 01/02/04                      3,917
UBS Finance LLC, 1.05%, due 01/02/04                      4,088
UBS Finance LLC, 0.96%, due 01/02/04                     35,000
                                                       --------
   Joint Trading Account Totals                        $385,633
                                                       ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2003, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2003, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2003, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                       Principal Amount                        Unrealized
Currency Purchased   Covered by Contract   Expiration Month   Gain (Loss)
------------------   -------------------   ----------------   -----------
Japanese Yen                 58               January 04          $--

Currency Sold
Euro                         31               January 04           (1)
                                                                  ---
                                                                  $(1)
                                                                  ===

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms.

     As of December 31, 2003, the Fund had open written options as follows:

                             Open     Strike   Expiration   Market
                          Contracts    Price      Month     Value
                          ---------   ------   ----------   ------
OTC EWPO 3ML 6.0 (Put)      2,000       6.0    October 04    $(15)
OTC EWPO 3ML 3.8 (Call)     2,000       3.8    October 04     (16)
                                                             ----
                                                             $(31)
                                                             ====

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Swap agreements which were open for the year ended December 31, 2003 are summarized as follows:

                                                                                Net Unrealized
                                                                                 Appreciation
Par Value                 Interest Rate Swaps:                 Counter Party    (Depreciation)
---------   -----------------------------------------------   ---------------   --------------
   3,600    To make or receive semi-annual pay-                Morgan Stanley        $ (7)
            ments through 6/16/2009 based on the difference
            between (A) the fixed rate of 4.00% and (B)
            floating rate of 3 Month LIBOR, adjusted
            every 3 months.

     400    To make or receive semi-annual pay-               Bank of America          (1)
            ments through 6/16/2009 based on the difference
            between (A) the fixed rate of 4.00% and (B)
            floating rate of 3 Month LIBOR, adjusted
            every 3 months.

 200,000    To make or receive semi-annual pay-                Morgan Stanley         (50)
    (JPY)   ments through 6/18/2013 based on the
            difference between (A) the fixed rate of
            1.645% and (B) floating rate of 6 Month LIBOR,
            adjusted every 6 months.

   4,600    To make or receive semi-annual pay-                Merrill Lynch           27
   (Euro)   ments through 3/15/2007 based on the
            difference between (A) the fixed rate of 4.00%
            and (B) floating rate of 6 Month LIBOR,
            adjusted every 6 months.

                           Credit Default Swaps:

     300    To make quarterly fixed coupon pay-                     UBS                --
            ments through 3/6/2004 based on the annual
            fixed rate of 0.5%. In the event of a
            predefined "credit event notice" of the
            Federative Republic of Brazil 14.5%, 10/15/2009
            Note, the Fund will receive amounts specified
            under the terms of the swap agreement.                                   ----
                                                                                     $(31)
                                                                                     ====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2003, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2003 through December 31, 2003, the Fund incurred approximately $31 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2004.

     Dividends, Interest and Distributions: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Dividends of net investment income will be declared and distributed monthly by the Fund. The Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:
                          Between
                     $250 Million and   Excess Over
First $250 Million     $500 Million     $500 Million
------------------   ----------------   ------------
      0.70%                0.68%            0.65%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2003, there were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with PIMCO, with respect to the Fund. PIMCO is an affiliate of John Hancock, and under its supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2003 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $118,953         $88,598

     As of December 31, 2003, transactions for written options were as follows:

                         Contracts   Premium ($)
                         ---------   -----------
  Beginning of period         --         --
    Options opened         6,000         60
Options closed/expired    (2,000)       (25)
----------------------     -----        ---
        End of period      4,000         35

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $46,768        $11,317       $(11,064)         $253

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences primarily relate to certain securities sold at a loss and sales of certain foreign currency denominated debt securities. Additionally, as a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2003, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term   Capital Loss    Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
      $3             $--             $--             $253

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2003          $573                   $--                     $--

NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                            Positions Held             Principal Occupation(s)
Name, Address and Age                        With Trust               During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Elizabeth G. Cook (age 66)                      Trustee           Expressive Arts Therapist, Dana-
c/o John Hancock Variable Series                                  Farber Cancer Institute; President,
Trust I                                                           The Advertising Club of Greater
John Hancock Place                                                Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 57)                       Trustee           Executive Director, Massachusetts
c/o John Hancock Variable Series                                  Council of Churches
Trust I
John Hancock Place
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

                        Disinterested Trustees--Continued

                                           Positions Held              Principal Occupation(s)
Name, Address and Age                         With Trust               During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Robert Verdonck (age 58)                       Trustee            President and Chief
c/o John Hancock Variable Series                                  Executive Officer, East Boston
Trust I                                                           Savings Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)                  Trustee            Associate Professor and Graduate
c/o John Hancock Variable Series                                  Dean, The Graduate School of the
Trust I                                                           Wallace G. Carroll School of
John Hancock Place                                                Management, Boston College
Boston, Massachusetts 02117

           Trustee Affiliated with the Trust and Officers of the Trust

                                           Positions Held               Principal Occupation(s)
Name, Address and Age                         With Trust                During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 46)           Chairman and  Trustee     Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 47)        Vice Chairman, President    Senior Vice President, Signator
John Hancock Place                          and Trustee           Brokerage, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice President
                                                                  Corporate Communications, John
                                                                  Hancock Life Insurance Company

Jude A. Curtis (age 45)                  Compliance Officer       Vice President and Chief Investment
John Hancock Place                                                Compliance Officer, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company; formerly
                                                                  Second Vice President and Counsel,
                                                                  Office of Business Conduct; John
                                                                  Hancock Life Insurance Company;
                                                                  formerly a Partner at Hale and Dorr
                                                                  LLP (law firm)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2003
--------------------------------------------------------------------------------
NOTE E--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)--Continued

     Trustee Affiliated with the Trust and Officers of the Trust--Continued

                                          Positions Held                 Principal Occupation(s)
Name, Address and Age                       With Trust                   During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Janet Wang (age 35)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                    Treasurer            Director of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                                                Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                   Secretary            Director, Product & Market
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 53)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                                                John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2003, and the related statements of operations, of changes in net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Bond Fund of John Hancock Variable Series Trust I at December 31, 2003, the results of its operations the changes in its net assets and the financial highlights for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                       This page intentionally left blank

                       This page intentionally left blank

       Officers and Trustees                      Investment Adviser

        Michele G. Van Leer,               John Hancock Life Insurance Company
  Chairman of the Board of Trustees              John Hancock Place
        Kathleen F. Driscoll,                      P.O. Box 111
    President and Vice Chairman                  Boston, MA 02117
        of the Board of Trustees
      Elizabeth G. Cook, Trustee
  Reverend Diane C. Kessler, Trustee
     Hassell H. McClellan, Trustee                Independent Auditors
      Robert F. Verdonck, Trustee                  Ernst & Young LLP
     Karen Q. Visconti, Secretary                 200 Clarendon Street
 Arnold R. Bergman, Assistant Secretary              Boston, MA 02116
     Raymond F. Skiba, Treasurer
 Gladys C. Millan, Assistant Treasurer
 Ronald J. Bocage, Chief Legal Officer
   Jude A. Curtis, Compliance Officer
Janet Wang, Assistant Compliance Officer

                             Sub-Investment Advisers

    Capital Guardian Trust Company          Pacific Investment Management Company LLC
         Los Angeles, CA 90071                       Newport Beach, CA 92660

  Declaration Management & Research LLC                RREEF America LLC
            McLean, VA 22102                               Chicago, IL 60611

 Fidelity Management & Research Company            SSgA Funds Management, Inc.
           Boston, MA 02109                             Boston, MA 02110

   Goldman Sachs Asset Management, LP                 Standish Mellon Asset
           New York, NY 10005                        Management Company LLC
                                                       Pittsburgh, PA 15258

      Independence Investment LLC                 T. Rowe Price Associates, Inc.
            Boston, MA 02109                          Baltimore, MD 21202

      John Hancock Advisers, LLC                T. Rowe Price International, Inc.
           Boston, MA 02199                           Baltimore, MD 21202

Morgan Stanley Investment Management Inc.       Wellington Management Company, LLP
           New York, NY 10020                           Boston, MA 02109


The John Hancock Variable Series Trust I consists of funds used as investment options for various John Hancock variable life and variable annuity contracts. Investors are not able to invest directly in the John Hancock Variable Series Trust I.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements, and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique will continue to have the same impact on the fund's total investment returns.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

Please refer to the prospectus for your product for additional information about the investment options available. Variable life insurance and variable annuities are sold by prospectus. These reports may be used as sales literature when preceeded or accompanied by the funds' prospectus, which detail charges, investment objectives, and operating policies.

Insurance products are issued by John Hancock Life Insurance Company, or John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117. Securities products are distributed by Signator Investors, Inc., Member NASD, SIPC, 197 Clarendon Street, Boston, MA 02116.

  John Hancock                                                       [GRAPHIC]
    [LOGO]
WORLDWIDE SPONSOR

                                                                     [LOGO] IMSA
                                                                     INSURANCE
                                                                     MARKETPLACE
                                                                     STANDARD
                                                                     ASSOCIATION

ITEM 2.   CODE OF ETHICS

2 (a) As of the end of the period covered by this report (December 31, 2003), the Board of Trustees of John Hancock Variable Series Trust I (the "Registrant") has adopted a "code of ethics," within the meaning of Item 2, that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer (or persons performing similar functions), regardless of whether these individuals are employed by the Registrant or by a third party.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of John Hancock Variable Series Trust I has determined that Robert F. Verdonck and Hassell H. McClellan are each audit committee financial experts, within the meaning of Item 3 of Form N-CSR. In making its determination, the Board considered Mr. Verdonck's relevant experience as the Chief Executive Officer of the East Boston Savings Bank and as Chairman of the Board and member of the Audit Committee of the Federal Home Loan Bank of Boston, and Dr. McClellan's relevant experience as Associate Professor and former Associate Dean of Boston College's Carroll Graduate School of Management, as a director with Smith Whiley & Co. and as a commercial loan officer for Harris Bank (a trade name used by Harris Trust and Savings Bank and its affiliated banks).

Mr. Verdonck and Dr. McClellan are each independent within the meaning of Item 3 of Form N-CSR.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

4(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements are:

Fiscal Year 2002 - $690,000

Fiscal Year 2003 - $745,000

4(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's annual financial statements that are not reported under paragraph
(a) above are:

Fiscal Year 2002 - 0

Fiscal Year 2003 - $25,000 (For services related to SAS 99 procedures.)

4(c) TAX FEES. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant for tax compliance, tax advice and tax planning are:

Fiscal Year 2002 - $300,000 (For services related to Fund tax distribution, provision and return preparation.)

Fiscal Year 2003 - $333,500 ($330,000 for services related to Fund tax distribution, provision and return preparation and $3,500 for services related to Fund merger reviews.)

4(d) ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant other than the services described above are:

Fiscal Year 2002 - 0

Fiscal Year 2003 - $120,000 (For services related to review of the market timing/late trading policy and procedures controls of affiliated entities of John Hancock Financial Services, Inc., which was paid for by John Hancock Financial Services, Inc. The services also included a review of such policy and controls of the Registrant).

4 (e)(1) The pre-approval policies and procedures of the Registrant's Audit Committee are disclosed below:

                Audit and Non-Audit Services Pre-Approval Policy
                         (Effective September 24, 2003)

I.   Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the John Hancock Variable Series Trust I (the "Trust"). To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Trust's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Trust's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Trust (including any Audit-related or Tax service fees for affiliates that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Trust (including any such services for affiliates subject to pre-approval).

The appendices to this policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee as its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a semi-annual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee.

V.  Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Trust such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax Services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor by the Trust in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Treasurer of the Trust or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed I Appendix B.3 must be specifically pre-approved by the Audit Committee, including tax services proposed to be provided by the independent auditor to an executive officer or Trustee of the Trust, in his or her individual capacity, where such services are paid for by the Trust.

VII. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for the Trust and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Trust (including any Audit-related or Tax service fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Trust (including any such services for affiliates subject to pre-approval).

VIII.  Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Treasurer of the Trust and must include a detailed description of the services to be rendered. The Treasurer of the Trust will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee and shall inform the Audit Committee on a timely basis of any such services rendered by the independent auditor. The Treasurer of the Trust will advise the Board of the facts and circumstances of these services so that the Audit Committee can assess the impact of the service on the independent auditor's independence.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Treasurer of the Trust, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Treasurer of the Trust to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Treasurer of the Trust will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Treasurer of the Trust and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Treasurer of the Trust or any member of management.

The Treasurer of the Trust will develop a plan that provides for the monitoring of the independent auditor's services and update it as necessary, and in any event at least annually. The Audit Committee will also review the Treasurer's plan and any updates to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meets its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Trust, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix B.1

Pre-Approved Audit Services for Fiscal Year 2003
Dated: September 24, 2003

Service                                                  Range of Fees
------------------------------------------------------ ---------------------
                                                             Trust
------------------------------------------------------ ---------------------
Statutory audits or financial audits for the Trust     Pre-Approved-Audit/A/
------------------------------------------------------ ---------------------
Services associated with SEC registration              Pre-Approved-Other/B/
statements, periodic Pre-Approved-OtherB reports
and other documents filed with the SEC or other
documents issued in connection with securities
offerings (e.g., consents), and assistance in
responding to SEC comment letters
------------------------------------------------------ ---------------------
Consultations by the Trust's management as to the      Pre-Approved-Audit/A/
accounting or disclosure treatment of transactions
or events and/or the actual or potential impact of
final or proposed rules, standards or
interpretations by the SEC, FASB, or other
regulatory or standard setting bodies (Note: Under
SEC rules, some consultations may be
"audit-related" services rather than "audit"
services. In such cases, the consultation for
"audit-related" services shall be deemed to be
"Pre-Approved-Other" and subject to the limit on
fees set forth below in Note B.)
------------------------------------------------------ --------------------
Attest services required by statute or regulation      Not Applicable
(not paid by the Trust, e.g. 17f-2 Security
Counts)
------------------------------------------------------ --------------------
/A/ Fees for services listed as "Pre-Approved-Audit" shall not exceed the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

/B/ Aggregate fees for services listed as "Pre-Approved-Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

Appendix B.2

Pre-Approved Audit-Related Services
Dated:  September 24,  2003

Service                                                   Range of Fees
------------------------------------------------------ ---------------------
                                                              Trust
------------------------------------------------------ ---------------------
Due Diligence services pertaining to                   Pre-Approved-Other/B/
potential Fund mergers
------------------------------------------------------ ---------------------
Issuance of SAS-70 reports on internal                 Pre-Approved-Other/B/
controls of a service provider
------------------------------------------------------ ---------------------
Consultations by the Trust's management as to the      Pre-Approved-Other/B/
accounting or disclosure treatment of transactions
or events and/or the actual or potential impact of
final or proposed rules, standards or
interpretations by the SEC, FASB, or other
regulatory or standard-setting bodies (Note: Under
SEC rules, some consultations may be "audit"
services rather than "audit-related" services. In
such cases, the consultation shall be deemed part
of the "Pre-Approved - Audit" services and covered
under the fee specified in Note A, below.)
------------------------------------------------------ ---------------------
Review of the Trust's semi-annual financial statements Pre-Approved-Audit/A/
------------------------------------------------------ ---------------------
Information systems reviews not performed in           Not Applicable
connection with the audit (e.g., application data
center and technical reviews)
------------------------------------------------------ ---------------------
General assistance with implementation of the          Pre-Approved-Other/B/
requirements of SEC rules
------------------------------------------------------ ---------------------
Regulatory compliance assistance (e.g.,                Pre-Approved-Other/B/
agreed-upon procedures for Section 15(c) contract
renewals, Rule 12b-1 plan renewals)
------------------------------------------------------ ---------------------
/A/ Fees for services listed as "Pre-Approved -Audit" shall not exceed the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

/B/ Aggregate fees for services listed as "Pre-Approved - Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

Appendix B.3

Pre-Approved Tax Services
Dated: September 24, 2003

Service                                                       Range of Fees
--------------------------------------------------------- ---------------------
                                                                  Trust
--------------------------------------------------------- ---------------------
U.S. federal, state and local tax planning and advice     Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
U.S. federal, state and local tax compliance              Pre-Approved-Audit/A/
--------------------------------------------------------- ---------------------
International tax planning and advice                     Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
International tax compliance (e.g., tracking sales        Pre-Approved-Other/B/
of Indian securities and filing local Fund tax
returns in India by Ernst & Young Private Limited)
--------------------------------------------------------- ---------------------
Review of federal, state, local and international         Pre-Approved-Other/B/
income, franchise and other tax returns
--------------------------------------------------------- ---------------------
Domestic and foreign tax planning, compliance, and advice Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
Assistance with tax audits and appeals before the         Pre-Approved-Other/B/
IRS and similar state, local and foreign agencies
--------------------------------------------------------- ---------------------
Tax advice and assistance regarding statutory,            Pre-Approved-Other/B/
regulatory or administrative developments (e.g.,
excise tax reviews, evaluation of Trust's tax
compliance function) (Note: Under SEC rules, some
tax reviews and evaluations may be "audit"
services rather than "Tax" services. In such
cases, the tax review and evaluation shall be
deemed part of the "Pre-Approved - Audit" services
and covered under the fee specified in Note A,
below.)
--------------------------------------------------------- ---------------------
/A/ Fees for services listed as "Pre-Approved -Audit" shall not exceed the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

/B/ Aggregate fees for services listed as "Pre-Approved - Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.

Appendix B.4

Pre-Approved All Other Services
Dated: September 24, 2003

----------------------------------- --------------------------------------------
Service                                            Range of Fees
----------------------------------- ---------------------  ---------------------
                                            Trust              Affiliates/A/
----------------------------------- ---------------------  ---------------------
Risk management advisory services, Pre-Approved-Other/B/ Pre-Approved-Other/B/ e.g., assessment and testing of security infrastructure controls
----------------------------------- ---------------------  ---------------------
Assistance with respect to SEC Pre-Approved-Other/B/ Pre-Approved-Other/B/ examinations, investigations, inquiries and proceedings
----------------------------------- ---------------------  ---------------------
Audit, audit-related and tax        Not Applicable         Pre-Approved-Other/B/
services furnished to Affiliates
that are subject to Trust
pre-approval requirements
----------------------------------- ---------------------  ---------------------

/A/ These include the investment manager (excluding sub-investment managers) and any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the Trust. Beginning with non-audit service contracts entered into on or after May 6, 2003, the Trust's Audit Committee must pre-approve non-audit services provided not only to the Trust but also to the investment manager and other entities in the complex, where such entities provide ongoing services to the Trust and the independent accountant's services have a direct impact on the Trust's operations or financial reporting.

/B/ Aggregate fees for services listed as "Pre-Approved -Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $1,100,000 for audit services for fiscal year 2003 approved on September 24, 2003.


Appendix B.5

Prohibited Non-Audit Services
Dated: September 24, 2003

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

4 (e)(2) The percentage of services described in paragraphs (b) through (d) of
Item 4 were approved by the Registrant's Audit Committee pursuant to paragraph
(c) (7) (i) (C) of Rule 2-01 of Regulation S-X was 100%.

4(f)  N/A

4(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Fiscal Year 2002 - 0

Fiscal Year 2003 - $120,000 (For services related to review of the market timing/late trading policy and procedures controls of affiliated entities of John Hancock Financial Services, Inc., which was paid for by John Hancock Financial Services, Inc. The services also included a review of such policy and controls of the Registrant).

4(h) N/A.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.


ITEM 6.   [RESERVED]


ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
            FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
           COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   CONTROLS AND PROCEDURES.

(a)(i) The Chairman and Treasurer for the John Hancock Variable Series Trust I (the "Trust") have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to the Trust is accumulated and made known to them on a timely basis by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.


ITEM 10.  EXHIBITS.

          (a)(1) Code of Ethics for Senior Financial Officers.

          (a)(2) Section 302 Certifications.

          (b)    906 Certification.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Variable Series Trust I
(Registrant)

By:   /s/ MICHELE G. VAN LEER
      -----------------------------------
      Michele G. Van Leer
      Chairman

Date: March 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

John Hancock Variable Series Trust I
(Registrant)

By:   /s/ MICHELE G. VAN LEER
      -----------------------------------
      Michele G. Van Leer
      Chairman

Date: March 2, 2004

By:   /s/ GLADYS C. MILLAN
      -----------------------------------
      Gladys C. Millan
      Assistant Treasurer

Date: March 2, 2004